UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2018

Date of reporting period: August 31, 2018

Item 1. Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares MSCI Austria ETF | EWO | NYSE Arca
▶	iShares MSCI Belgium ETF | EWK | NYSE Arca
▶	iShares MSCI France ETF | EWQ | NYSE Arca
▶	iShares MSCI Netherlands ETF | EWN | NYSE Arca
▶	iShares MSCI Sweden ETF | EWD | NYSE Arca

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI Austria ETF

Investment Objective

The iShares MSCI Austria ETF (the “Fund”) (formerly the iShares MSCI Austria Capped ETF) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	3.03%	7.59%	0.23%	3.03%	44.16%	2.29%
Fund Market	2.39	7.46	0.26	2.39	43.29	2.64
Index	3.17	7.74	(0.06)	3.17	45.17	(0.65)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Austria Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$921.60	$2.32	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Austria ETF

Portfolio Management Commentary

Austria’s economy posted solid growth during the reporting period, outpacing that of the Eurozone. Economic activity expanded by an annual growth rate of 3.4% during the first quarter of 2018, the highest since 2011, before moderating slightly during the second quarter. The consumer segment drove economic growth as consumer spending rose. Consumers benefited as unemployment continued to trend downward, reaching its lowest level in more than five years. Despite concerns about rising trade tensions between the U.S. and Europe, economic growth was also helped by rising exports, which was supported by improving economic trends of Austria’s main trading partners.

From a sector perspective, real estate stocks contributed the most to the Index’s return. Real estate operating companies led the sector’s gains, advancing on solid occupancy rates and rising revenue from rentals. Growth in new residential construction, supported by economic expansion and low interest rates, benefited real estate stocks. Consolidation within the sector also drove stock prices higher. The technology sector was also a modest contributor to the Index’s performance, bolstered by improved earnings in the electronic components industry. The aerospace and defense industry led the advance in the industrials sector, helped by higher demand for airplane parts and improved efficiency from automation.

On the downside, the financials sector was the leading detractor from the Index’ return. Banks were a key source of the sector’s weakness. Rising operating costs associated with higher spending on regulatory issues and personnel put pressure on profitability. Banks with operations in Russia and Eastern Europe declined as investors grew concerned about expanded U.S. sanctions on Russia.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	33.8%
Materials	16.9
Energy	16.4
Industrials	11.6
Real Estate	11.5
Telecommunication Services	3.0
Information Technology	2.7
Consumer Discretionary	2.0
Utilities	1.6
Consumer Staples	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Erste Group Bank AG	21.3%
OMV AG	13.8
Voestalpine AG	9.1
IMMOFINANZ AG	4.7
Raiffeisen Bank International AG	4.5
ANDRITZ AG	4.5
CA Immobilien Anlagen AG	4.5
Wienerberger AG	4.4
Lenzing AG	3.4
BAWAG Group AG	3.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Belgium ETF

Investment Objective

The iShares MSCI Belgium ETF (the “Fund”) (formerly the iShares MSCI Belgium Capped ETF) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.34)%	9.29%	4.15%	(1.34)%	55.93%	50.20%
Fund Market	(1.99)	9.15	4.16	(1.99)	54.90	50.36
Index	(1.39)	9.35	4.91	(1.39)	56.35	61.46

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market Index. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$913.90	$2.32	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Belgium ETF

Portfolio Management Commentary

Belgium’s economy posted steady, yet modest, growth during the reporting period, though the rate of growth decelerated during the first half of 2018. The economy’s overall expansion was mainly driven by increased business and government investment spending, and by strengthening exports. The unemployment rate, which remained at its lowest level in nearly two decades, was also economically favorable. Nevertheless, consumer data weakened in the closing months of the reporting period, led by a decline in consumer confidence and lower household spending.

From a sector perspective, consumer staples stocks were the largest detractor from the Index’s return. The food, beverages, and tobacco industry drove the majority of the sector’s weakness. The stock prices of global beer breweries have declined amid losses in market share to smaller craft breweries. Concerns about a listeria contamination in packaged frozen vegetables also negatively affected the industry. The telecommunication services sector was another notable detractor from the Index’s return. Investors feared that increased competition in Belgium’s telecommunications market would result in price cuts and, subsequently lower corporate profits. The sector also declined amid recent legislation that eliminated roaming mobile charges while traveling in the European Union and placed price caps on calls and texts.

On the upside, the healthcare sector was the largest contributor to the Index’s return. Within the sector, the pharmaceuticals, biotechnology and life sciences industry advanced as biotechnology stocks benefited from increased merger-and-acquisition activity, corporate tax breaks, and positive clinical trial performance. Stronger revenue growth and increased sales of pharmaceuticals, Belgium’s second-largest export, also contributed to the industry’s forward momentum. The materials sector was a modest contributor to the Index’s return, gaining on higher demand for materials used in electric vehicle battery production.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Consumer Staples	26.0%
Financials	25.1
Materials	13.7
Health Care	12.2
Real Estate	7.4
Consumer Discretionary	4.5
Information Technology	3.4
Telecommunication Services	2.7
Industrials	1.8
Energy	1.7
Utilities	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Anheuser-Busch InBev SA/NV	21.8%
KBC Group NV	9.3
Umicore SA	6.5
UCB SA	6.1
Ageas	4.6
Solvay SA	4.6
Groupe Bruxelles Lambert SA	4.5
Galapagos NV	2.7
Ackermans & van Haaren NV	2.6
Colruyt SA	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI France ETF

Investment Objective

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.46%	7.23%	3.07%	7.46%	41.75%	35.27%
Fund Market	6.84	7.10	3.09	6.84	40.91	35.53
Index	7.40	7.18	3.06	7.40	41.46	35.20

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$998.60	$2.42	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI France ETF

Portfolio Management Commentary

After posting its fastest calendar-year growth rate in six years in 2017, France’s economy slowed in the first half of 2018. Industrial production moderated as trade tariffs implemented by the U.S. weighed on France’s manufacturing exports. In addition, consumer spending weakened as retail sales decelerated and consumer confidence declined. On the upside, the job market continued to improve as labor reforms helped drive the French unemployment rate down to its lowest level in nine years.

From a sector perspective, industrials stocks contributed the most to the Index’s performance for the reporting period. The aerospace and defense industry led the advance in the sector, benefiting from increased demand for military equipment amid geopolitical tensions. Robust commercial aircraft orders also helped to drive the strong performance of French aerospace and defense stocks.

The consumer discretionary and energy sectors were meaningful contributors to the Index’s return. Textiles and apparel companies were among the leading sources of strength in the consumer discretionary sector, benefiting from robust demand for luxury goods, particularly from China. The advance in energy stocks was driven by a sharp increase in oil prices, which led to higher revenues for energy-related companies.

On the downside, the financials sector detracted the most from the Index’s return. Within the sector, banks were the most significant detractors from performance. Several large French banks held a significant amount of Italian debt, which sold off as investors reacted negatively to the formation of a new government in Italy. A continuation of the prevailing low interest rate environment also weighed on France’s banking industry as interest rates are a key component of banks’ profitability.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	21.6%
Consumer Discretionary	19.1
Financials	12.0
Consumer Staples	9.9
Energy	9.4
Health Care	9.0
Materials	5.3
Information Technology	5.0
Utilities	3.3
Real Estate	3.2
Telecommunication Services	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
TOTAL SA	9.4%
LVMH Moet Hennessy Louis Vuitton SE	6.1
Sanofi	6.0
Airbus SE	4.5
BNP Paribas SA	4.1
L’Oreal SA	3.8
Air Liquide SA	3.4
AXA SA	3.1
Vinci SA	3.0
Danone SA	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI Netherlands ETF

Investment Objective

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.08%	8.93%	4.94%	4.08%	53.34%	62.01%
Fund Market	3.50	8.86	4.98	3.50	52.86	62.65
Index(a)	4.61	9.13	5.33	4.61	54.75	68.06
MSCI Netherlands Investable Market Net USD Index	4.78	9.16	5.35	4.78	55.01	68.34
MSCI Netherlands IMI 25-50 Net USD Index(b)	4.61	N/A	N/A	4.61	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through August 31, 2017 reflects the performance of the MSCI Netherlands Investable Market Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Netherlands IMI 25/50 Index, which, effective as of September 1, 2017, replaced the MSCI Netherlands Investable Market Index as the underlying index of the Fund.

(b)	The inception date of the MSCI Netherlands IMI 25/50 Index was July 20, 2016. The cumulative total return of this index for the period July 20, 2016 through August 31, 2018 was 38.63%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$988.70	$2.41	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Netherlands ETF

Portfolio Management Commentary

The Dutch economy grew at a relatively steady rate during the reporting period. Exports remained robust despite the implementation of U.S. trade tariffs, as most of the Netherlands’ exports go to other European countries. In addition, the Netherlands is the second-largest exporter of agricultural products in the world and European agricultural products have been largely immune from U.S. tariffs. The labor market in the Netherlands remained robust as the unemployment rate declined to its lowest level in more than nine years, and the Dutch housing market continued to recover. However, other segments of the economy weakened, including a decline in consumer confidence and a contraction in manufacturing during the reporting period.

From a sector perspective, information technology stocks contributed the most to the Index’s return for the reporting period. Semiconductor equipment manufacturers posted solid performance, as new technological developments to create smaller and more powerful microprocessors drove growth.

The materials and industrials sectors were also significant contributors to the Index’s return. In the materials sector, chemicals stocks were the leading contributors to performance amid rising prices for chemicals related to the production of vitamins and food supplements. Research and consulting services companies led the advance in the industrials sector, benefiting from strength in information and analytical services.

On the downside, the financials and consumer discretionary sectors detracted the most from the Index’s performance. In the financials sector, banks were the most significant detractors from performance. Low interest rates and exposure to the banking industry in Turkey, which faced sharply rising inflation and a weakening currency, weighed on Dutch banks. Media stocks detracted in the consumer discretionary sector, particularly the cable and satellite industry, as a battle for market share contributed to declining profitability.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Consumer Staples	25.9%
Information Technology	21.7
Financials	16.9
Industrials	14.7
Materials	8.9
Health Care	6.6
Energy	1.7
Telecommunication Services	1.6
Real Estate	1.4
Consumer Discretionary	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Unilever NV	15.2%
ASML Holding NV	14.1
ING Groep NV	8.9
Koninklijke Philips NV	6.6
NXP Semiconductors NV	4.6
Koninklijke Ahold Delhaize NV	4.5
Akzo Nobel NV	4.2
RELX NV	3.9
Heineken NV	3.5
Koninklijke DSM NV	3.4

(a) Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® MSCI Sweden ETF

Investment Objective

The iShares MSCI Sweden ETF (the “Fund”) (formerly the iShares MSCI Sweden Capped ETF) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.88)%	3.90%	6.32%	(2.88)%	21.08%	84.64%
Fund Market	(2.97)	3.90	6.39	(2.97)	21.10	85.80
Index	(3.15)	3.28	5.98	(3.15)	17.54	78.75

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Sweden Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Sweden 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$977.30	$3.04	$1,000.00	$1,022.10	$3.11	0.61%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Sweden ETF

Portfolio Management Commentary

Sweden’s economy grew at a steady pace during the reporting period, recovering from a downturn in 2016 and early 2017. Despite the relatively sound economy, the continued negative interest rate policy of the Swedish central bank caused the Swedish krona to depreciate by approximately 13% against the U.S. dollar, reducing the value of Swedish equities in U.S. dollar terms. A sharp decline in the value of Swedish real estate further weighed on the Swedish krona. Additionally, high levels of personal debt raised fears that the housing slump would negatively affect the economy.

The consumer discretionary sector was the leading detractor from the Index’s return. The retail industry was the primary source of the sector’s weakness, as competition from discount sellers and online merchants put pressure on traditional retailers. Consumer durables companies also detracted from the Index’s return, as trade tensions and tariffs weighed on profitability in the U.S. market.

The financials sector also detracted from the Index’s performance, driven by weakness in the banking industry. Swedish banks were negatively affected by their exposure to the domestic mortgage market amid the rapid decline in housing prices. Low interest rates also weighed on banks, as relatively small net interest margins limited profits. The materials sector declined amid lower productivity and higher mining costs.

On the upside, the information technology sector contributed to the Index’s return due to strength in the communications equipment industry, where cost-cutting measures and new products drove increased earnings. The electronic equipment, instruments, and components industry was also a source of strength, as demand increased for equipment and software used in manufacturing and shipping. The industrials sector also advanced on strong sales of maritime and mining products.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	34.7%
Financials	31.5
Information Technology	10.8
Consumer Staples	7.5
Consumer Discretionary	5.8
Telecommunication Services	5.7
Materials	2.0
Energy	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Nordea Bank AB	8.4%
Volvo AB, Class B	6.9
Telefonaktiebolaget LM Ericsson, Class B	6.6
Swedbank AB, Class A	5.4
Assa Abloy AB, Class B	5.2
Investor AB, Class B	5.0
Atlas Copco AB, Class A	4.9
Sandvik AB	4.5
Svenska Handelsbanken AB, Class A	4.5
Skandinaviska Enskilda Banken AB, Class A	4.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Austria ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 1.5%
FACC AG	87,220	$2,202,125

Air Freight & Logistics — 3.1%
Oesterreichische Post AG	101,334	4,484,995

Auto Components — 0.6%
POLYTEC Holding AG(a)	73,735	914,528

Banks — 28.8%
BAWAG Group AG(b)	101,034	4,735,036
Erste Group Bank AG	774,025	30,862,801
Raiffeisen Bank International AG	230,199	6,561,993

		42,159,830

Chemicals — 3.3%
Lenzing AG	40,103	4,875,952

Construction & Engineering — 1.0%
Porr AG	48,259	1,482,342

Construction Materials — 4.4%
Wienerberger AG	234,601	6,430,895

Diversified Telecommunication Services — 3.0%
Telekom Austria AG	503,328	4,357,027

Electric Utilities — 1.6%
EVN AG	126,545	2,367,540

Electrical Equipment — 0.7%
Zumtobel Group AG(a)(c)	136,087	1,092,526

Electronic Equipment, Instruments & Components — 2.6%
AT&S Austria Technologie & Systemtechnik AG	97,344	2,616,299
Kapsch TrafficCom AG	27,909	1,237,188

		3,853,487

Energy Equipment & Services — 2.5%
Schoeller-Bleckmann Oilfield Equipment AG	34,250	3,712,015

Food Products — 0.5%
Agrana Beteiligungs AG	28,227	694,609

Hotels, Restaurants & Leisure — 1.4%
DO & CO AG(a)	28,462	2,043,228

Insurance — 4.8%
UNIQA Insurance Group AG	374,594	3,667,594
Vienna Insurance Group AG Wiener Versicherung Gruppe	121,385	3,316,113

		6,983,707

Security	Shares	Value

Machinery — 5.2%
ANDRITZ AG	110,477	$6,555,537
Semperit AG Holding(a)(c)	56,849	1,071,530

		7,627,067

Metals & Mining — 9.0%
Voestalpine AG	293,664	13,202,436

Oil, Gas & Consumable Fuels — 13.7%
OMV AG	378,234	20,080,627

Real Estate Management & Development — 11.4%
CA Immobilien Anlagen AG	176,476	6,488,420
IMMOFINANZ AG	257,038	6,866,501
S IMMO AG	155,766	3,280,330

		16,635,251

Total Common Stocks — 99.1% (Cost: $154,556,552)		145,200,187

Short-Term Investments

Money Market Funds — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	3,873,786	3,874,949
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	46,016	46,016

		3,920,965

Total Short-Term Investments — 2.7% (Cost: $3,920,856)		3,920,965

Total Investments in Securities — 101.8% (Cost: $158,477,408)		149,121,152

Other Assets, Less Liabilities — (1.8)%		(2,657,713)

Net Assets — 100.0%		$146,463,439

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Austria ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,611,731	(2,737,945)	3,873,786	$3,874,949	$182,086	(b)	$(133)	$(413)
BlackRock Cash Funds: Treasury, SL Agency Shares	135,114	(89,098)	46,016	46,016	2,248		—	—

				$3,920,965	$184,334		$(133)	$(413)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$145,200,187	$—	$—	$145,200,187
Money Market Funds	3,920,965	—	—	3,920,965

	$149,121,152	$—	$—	$149,121,152

See notes to financial statements.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Belgium ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.0%
bpost SA	38,969	$591,692

Banks — 9.3%
KBC Group NV	78,242	5,571,314

Beverages — 21.8%
Anheuser-Busch InBev SA/NV	139,131	13,055,531

Biotechnology — 2.7%
Galapagos NV(a)	15,813	1,603,606

Capital Markets — 1.0%
Gimv NV	10,443	589,903

Chemicals — 12.4%
Recticel SA	22,228	264,830
Solvay SA	20,377	2,718,195
Tessenderlo Group SA(a)	14,785	560,796
Umicore SA	69,578	3,889,029

		7,432,850
Communications Equipment — 0.5%
EVS Broadcast Equipment SA	11,859	286,307

Construction & Engineering — 0.8%
Cie. d’Entreprises CFE	4,374	494,156

Distributors — 1.1%
D’ieteren SA/NV	14,220	632,018

Diversified Financial Services — 10.2%
Ackermans & van Haaren NV	8,798	1,572,322
Groupe Bruxelles Lambert SA	25,721	2,705,344
KBC Ancora	15,188	769,052
Sofina SA	5,459	1,083,573

		6,130,291
Diversified Telecommunication Services — 2.0%
Proximus SADP	53,170	1,227,677

Electric Utilities — 1.5%
Elia System Operator SA/NV	14,195	888,554

Electronic Equipment, Instruments & Components — 1.2%
Barco NV	5,148	709,180
Equity Real Estate Investment Trusts (REITs) — 7.4%

Aedifica SA	8,343	795,009
Befimmo SA	10,627	616,989
Cofinimmo SA	9,248	1,206,201
Intervest Offices & Warehouses NV	14,248	377,139
Retail Estates NV	3,399	308,865
Warehouses De Pauw CVA	7,807	1,102,730

		4,406,933
Food & Staples Retailing — 2.4%
Colruyt SA	23,694	1,411,480

Food Products — 0.3%
Greenyard NV(b)	15,991	149,960

Health Care Equipment & Supplies — 1.1%
Biocartis NV(a)(b)(c)	26,720	364,981
Ion Beam Applications(a)(b)	12,853	321,521

		686,502

Security	Shares	Value

Health Care Providers & Services — 0.9%
Fagron	29,679	$565,971

Health Care Technology — 0.8%
AGFA-Gevaert NV(a)	108,680	478,231

Insurance — 4.6%
Ageas	52,600	2,728,300

IT Services — 0.4%
Econocom Group SA/NV(b)	74,975	265,887

Media — 2.8%
Kinepolis Group NV	8,670	560,867
Telenet Group Holding NV(a)	20,418	1,118,924

		1,679,791
Metals & Mining — 1.3%
Bekaert SA	17,337	442,565
Nyrstar NV(a)(b)	64,308	332,361

		774,926
Oil, Gas & Consumable Fuels — 1.7%
Euronav NV	83,473	725,493
Exmar NV(a)(b)	41,939	288,872

		1,014,365
Personal Products — 1.5%
Ontex Group NV	32,028	921,180

Pharmaceuticals — 6.6%
Mithra Pharmaceuticals SA(a)	6,615	280,155
UCB SA	39,854	3,652,110

		3,932,265
Semiconductors & Semiconductor Equipment — 1.3%
Melexis NV	8,883	797,890

Textiles, Apparel & Luxury Goods — 0.6%
Sioen Industries NV	6,775	205,345
Van de Velde NV	5,310	179,785

		385,130
Wireless Telecommunication Services — 0.6%
Orange Belgium SA	24,148	365,812

Total Common Stocks — 99.8% (Cost: $65,782,706)		59,777,702

Short-Term Investments

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	1,512,858	1,513,312
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	15,487	15,487

		1,528,799

Total Short-Term Investments — 2.5% (Cost: $1,528,444)		1,528,799

Total Investments in Securities — 102.3% (Cost: $67,311,150)		61,306,501

Other Assets, Less Liabilities — (2.3)%		(1,403,514)

Net Assets — 100.0%		$59,902,987

(a)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Belgium ETF

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	3,505,275	(1,992,417)	1,512,858	$1,513,312	$69,416	(b)	$508	$27
BlackRock Cash Funds: Treasury, SL Agency Shares	25,070	(9,583)	15,487	15,487	661		—	—

				$1,528,799	$70,077		$508	$27

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$59,777,702	$—	$—	$59,777,702
Money Market Funds	1,528,799	—	—	1,528,799

	$61,306,501	$—	$—	$61,306,501

See notes to financial statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 8.4%
Airbus SE	340,377	$42,081,990
Dassault Aviation SA, NVS	1,458	2,719,301
Safran SA	195,337	25,522,929
Thales SA, NVS	62,255	8,789,826

		79,114,046
Air Freight & Logistics — 0.3%
Bollore SA, NVS	512,750	2,460,314

Auto Components — 2.2%
Cie. Generale des Etablissements Michelin SCA, Class B, NVS	99,854	11,844,560
Faurecia SA, NVS	44,326	2,722,038
Valeo SA, NVS	140,318	6,385,096

		20,951,694
Automobiles — 2.0%
Peugeot SA, NVS	344,359	9,495,679
Renault SA, NVS	112,545	9,716,198

		19,211,877
Banks — 7.1%
BNP Paribas SA	658,546	38,755,307
Credit Agricole SA	666,571	9,145,346
Societe Generale SA, NVS	450,050	18,452,827

		66,353,480
Beverages — 2.3%
Pernod Ricard SA, NVS	124,324	19,672,526
Remy Cointreau SA, NVS(a)	13,266	1,863,003

		21,535,529
Building Products — 1.3%
Cie. de Saint-Gobain, NVS	291,698	12,579,509

Capital Markets — 0.7%
Amundi SA(b)	35,747	2,582,839
Natixis SA	549,722	3,677,708

		6,260,547
Chemicals — 3.9%
Air Liquide SA	250,857	31,668,115
Arkema SA, NVS	39,889	5,007,729

		36,675,844
Commercial Services & Supplies — 0.7%
Edenred, NVS	138,343	5,284,383
Societe BIC SA, NVS	14,919	1,384,321

		6,668,704
Construction & Engineering — 4.2%
Bouygues SA, NVS	128,056	5,666,208
Eiffage SA, NVS	46,787	5,278,178
Vinci SA	296,185	28,451,095

		39,395,481
Construction Materials — 0.2%
Imerys SA, NVS	21,069	1,517,403

Diversified Financial Services — 0.5%
Eurazeo SA, NVS	26,704	2,031,984
Wendel SA, NVS	16,234	2,410,141

		4,442,125
Diversified Telecommunication Services — 2.2%
Iliad SA, NVS	15,597	2,019,773

Security	Shares	Value

Diversified Telecommunication Services (continued)
Orange SA, NVS	1,168,119	$18,959,529

		20,979,302
Electric Utilities — 0.6%
Electricite de France SA, NVS	342,791	5,627,593

Electrical Equipment — 4.0%
Legrand SA	155,759	11,761,538
Schneider Electric SE, NVS	319,659	26,123,880

		37,885,418
Electronic Equipment, Instruments & Components — 0.3%
Ingenico Group SA, NVS	34,637	2,439,770

Equity Real Estate Investment Trusts (REITs) — 3.2%
Covivio	21,990	2,303,961
Gecina SA	26,473	4,555,516
ICADE	19,598	1,916,531
Klepierre SA	119,637	4,301,206
Unibail-Rodamco-Westfield	80,763	17,008,157

		30,085,371
Food & Staples Retailing — 0.8%
Carrefour SA, NVS	340,124	6,082,434
Casino Guichard Perrachon SA, NVS(a)	32,656	1,037,650

		7,120,084
Food Products — 3.0%
Danone SA, NVS	360,200	28,422,858

Health Care Equipment & Supplies — 2.1%
BioMerieux, NVS	24,345	2,144,232
Essilor International Cie Generale d’Optique SA, NVS	121,885	17,627,375

		19,771,607
Hotels, Restaurants & Leisure — 1.2%
Accor SA, NVS	109,970	5,514,647
Sodexo SA, NVS	53,180	5,551,417

		11,066,064
Household Durables — 0.3%
SEB SA, NVS	13,202	2,466,900

Insurance — 3.7%
AXA SA, NVS	1,136,006	28,741,292
CNP Assurances, NVS	100,631	2,326,462
SCOR SE	96,297	3,911,369

		34,979,123
IT Services — 2.0%
Atos SE	55,559	6,671,145
Capgemini SE	93,713	12,075,630

		18,746,775
Life Sciences Tools & Services — 0.4%
Eurofins Scientific SE, NVS	6,710	3,797,365

Machinery — 0.4%
Alstom SA, NVS	91,382	4,040,271

Media — 3.4%
Eutelsat Communications SA	102,482	2,432,450
JCDecaux SA	43,839	1,447,569
Publicis Groupe SA, NVS	121,526	7,819,169
SES SA	214,457	4,311,717
Vivendi SA, NVS	607,085	15,786,770

		31,797,675

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2018	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 1.3%
ArcelorMittal	389,831	$11,765,560

Multi-Utilities — 2.7%
Engie SA	1,069,419	15,715,112
Suez	219,802	3,185,236
Veolia Environnement SA, NVS	313,363	6,621,095

		25,521,443
Oil, Gas & Consumable Fuels — 9.3%
TOTAL SA, NVS	1,401,045	87,814,313

Personal Products — 3.8%
L’Oreal SA	147,963	35,584,417

Pharmaceuticals — 6.4%
Ipsen SA, NVS	22,154	3,947,621
Sanofi, NVS	658,258	56,437,913

		60,385,534
Professional Services — 1.1%
Bureau Veritas SA, NVS	154,886	3,989,845
Teleperformance, NVS	33,785	6,505,612

		10,495,457
Semiconductors & Semiconductor Equipment — 0.9%
STMicroelectronics NV	401,060	8,261,740

Software — 1.8%
Dassault Systemes SE, NVS	75,876	12,324,125
Ubisoft Entertainment SA, NVS(c)	45,978	4,956,882

		17,281,007
Textiles, Apparel & Luxury Goods — 10.0%
Hermes International, NVS	18,538	12,082,929
Kering SA, NVS	44,357	24,153,177
LVMH Moet Hennessy Louis Vuitton SE, NVS	162,929	57,221,050

		93,457,156
Trading Companies & Distributors — 0.3%
Rexel SA	177,660	2,800,884

Security	Shares	Value

Transportation Infrastructure — 0.8%
Aeroports de Paris, NVS	17,451	$3,843,591
Getlink, NVS	273,352	3,450,788

		7,294,379

Total Common Stocks — 99.8% (Cost: $931,057,334)		937,054,619

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	1,098,170	1,098,500
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	47,843	47,843

		1,146,343

Total Short-Term Investments — 0.1% (Cost: $1,146,343)		1,146,343

Total Investments in Securities — 99.9% (Cost: $932,203,677)		938,200,962

Other Assets, Less Liabilities — 0.1%		1,017,015

Net Assets — 100.0%		$939,217,977

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	1,098,170	1,098,170	$1,098,500	$123,960	(b)	$(157)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	218,501	(170,658)	47,843	47,843	7,386		—	—

				$1,146,343	$131,346		$(157)	$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI France ETF

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
CAC 40 Index	31	09/21/18	$ 1,950	$4,522

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$4,522

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$117,534

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,522

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,120,829

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$937,054,619	$—	$—	$937,054,619
Money Market Funds	1,146,343	—	—	1,146,343

	$938,200,962	$—	$—	$938,200,962

Derivative financial instruments(a)
Assets
Futures Contracts	$4,522	$—	$—	$4,522

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments August 31, 2018	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.3%
PostNL NV(a)	133,133	$447,352

Banks — 11.0%
ABN AMRO Group NV, CVA(b)	102,106	2,771,611
ING Groep NV	840,542	11,432,473

		14,204,084
Beverages — 5.8%
Coca-Cola European Partners PLC	40,920	1,744,829
Heineken Holding NV	13,398	1,279,821
Heineken NV	45,342	4,491,595

		7,516,245
Biotechnology — 0.0%
Pharming Group NV(c)	31,286	46,266

Capital Markets — 0.5%
BinckBank NV	40,756	263,179
Flow Traders(b)	11,290	330,499

		593,678
Chemicals — 8.7%
Akzo Nobel NV	58,109	5,443,941
Corbion NV	19,526	614,762
Koninklijke DSM NV	42,190	4,436,578
OCI NV(c)	24,356	786,385

		11,281,666
Construction & Engineering — 1.2%
Arcadis NV	26,768	475,889
Boskalis Westminster(a)	25,620	735,385
Koninklijke BAM Groep NV	61,353	251,629
Koninklijke Volkerwessels NV	1,947	41,931

		1,504,834
Diversified Financial Services — 0.0%
SNS REAAL NV(a)(c)(d)	68,952	1

Diversified Telecommunication Services — 1.6%
Koninklijke KPN NV	823,576	2,109,065

Electrical Equipment — 0.9%
Kendrion NV	8,304	307,242
SIF Holding NV	2,407	47,441
Signify NV(b)	2,800	78,969
TKH Group NV	12,652	742,654

		1,176,306
Energy Equipment & Services — 0.9%
Fugro NV, CVA(a)(c)	25,314	325,601
SBM Offshore NV	50,925	825,073

		1,150,674
Equity Real Estate Investment Trusts (REITs) — 1.3%
Eurocommercial Properties NV	14,613	564,814
NSI NV	8,902	365,619
Vastned Retail NV	8,225	339,727
Wereldhave NV	12,866	471,841

		1,742,001
Food & Staples Retailing — 4.5%
Koninklijke Ahold Delhaize NV	235,712	5,748,297

Food Products — 0.3%
ForFarmers NV	4,070	45,555

Security	Shares	Value

Food Products (continued)
Wessanen	28,474	$379,333

		424,888
Health Care Equipment & Supplies — 6.6%
Koninklijke Philips NV	189,402	8,482,009

Hotels, Restaurants & Leisure — 0.1%
Basic-Fit NV(b)(c)	2,815	100,059

Household Durables — 0.3%
TomTom NV(c)	40,017	406,374

Insurance — 5.4%
Aegon NV	431,631	2,594,378
ASR Nederland NV	26,327	1,258,953
NN Group NV	72,028	3,094,902

		6,948,233
Internet Software & Services — 0.1%
Takeaway.com NV(b)(c)	997	78,997

IT Services — 1.0%
InterXion Holding NV(c)	19,722	1,300,271

Leisure Products — 0.2%
Accell Group NV	11,528	237,675

Machinery — 0.9%
Aalberts Industries NV	27,224	1,170,079

Metals & Mining — 0.1%
AMG Advanced Metallurgical Group NV(a)	2,418	119,905
Constellium NV, Class A(c)	5,162	60,137

		180,042
Oil, Gas & Consumable Fuels — 0.8%
Koninklijke Vopak NV(a)	20,020	1,034,221

Personal Products — 15.2%
Unilever NV, CVA	339,971	19,597,828

Professional Services — 9.0%
Brunel International NV	13,531	202,931
Intertrust NV(b)	16,329	299,231
Randstad NV	29,985	1,882,531
RELX NV	223,216	4,955,300
Wolters Kluwer NV	67,674	4,299,132

		11,639,125
Semiconductors & Semiconductor Equipment — 19.5%
ASM International NV	13,952	753,543
ASML Holding NV	88,396	18,064,348
BE Semiconductor Industries NV	22,518	489,934
NXP Semiconductors NV(c)	63,287	5,894,551

		25,202,376
Software — 1.0%
Gemalto NV(a)(c)	21,249	1,236,655

Trading Companies & Distributors — 2.3%
AerCap Holdings NV(c)	32,029	1,824,692
IMCD NV	14,956	1,120,644

		2,945,336

Total Common Stocks — 99.5%
(Cost: $125,754,505)		128,504,637

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 3.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	3,959,407	$3,960,594
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(e)(f)	10,009	10,009

		3,970,603

Total Short-Term Investments — 3.1%
(Cost: $3,970,274)		3,970,603

Total Investments in Securities — 102.6%
(Cost: $129,724,779)		132,475,240

Other Assets, Less Liabilities — (2.6)%		(3,307,667)

Net Assets — 100.0%		$129,167,573

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,224,613	2,734,794	3,959,407	$3,960,594	$31,739(b)	$8	$104
BlackRock Cash Funds: Treasury, SL Agency Shares	32,493	(22,484)	10,009	10,009	1,999	—	—

				$3,970,603	$33,738	$8	$104

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	15	09/21/18	$ 591	$(12,963)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$12,963

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Netherlands ETF

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$28,279

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(12,963)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$550,544

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$128,504,636	$—	$1	$128,504,637
Money Market Funds	3,970,603	—	—	3,970,603

	$132,475,239	$—	$1	$132,475,240

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(12,963)	$—	$—	$(12,963)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Sweden ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 22.2%
Nordea Bank AB	1,906,594	$20,617,580
Skandinaviska Enskilda Banken AB, Class A	992,645	10,603,916
Svenska Handelsbanken AB, Class A	899,109	10,908,639
Swedbank AB, Class A	566,016	13,183,261

		55,313,396
Building Products — 5.1%
Assa Abloy AB, Class B	619,944	12,647,972

Commercial Services & Supplies — 1.6%
Securitas AB, Class B	230,130	4,098,107

Communications Equipment — 6.5%
Telefonaktiebolaget LM Ericsson, Class B	1,903,142	16,068,426

Construction & Engineering — 1.8%
Skanska AB, Class B	235,413	4,424,083

Diversified Financial Services — 8.7%
Industrivarden AB, Class C	127,690	2,730,190
Investor AB, Class B	270,968	12,239,819
Kinnevik AB, Class B	151,193	4,971,119
L E Lundbergforetagen AB, Class B	48,562	1,632,827

		21,573,955
Diversified Telecommunication Services — 3.4%
Telia Co. AB	1,908,934	8,474,447

Electronic Equipment, Instruments & Components — 4.2%
Hexagon AB, Class B	174,792	10,392,112

Food & Staples Retailing — 0.8%
ICA Gruppen AB	64,193	1,956,750

Household Durables — 2.5%
Electrolux AB, Series B	167,459	3,739,049
Husqvarna AB, Class B	317,233	2,524,267

		6,263,316
Household Products — 3.9%
Essity AB, Class B	370,613	9,613,721

Machinery — 25.6%
Alfa Laval AB	208,991	5,606,520
Atlas Copco AB, Class A	420,187	11,989,641
Atlas Copco AB, Class B	242,293	6,412,386
Epiroc AB, Class A(a)	419,433	4,361,227
Epiroc AB, Class B(a)	242,270	2,319,165

Security	Shares	Value

Machinery (continued)
Sandvik AB	626,440	$10,973,816
SKF AB, Class B	265,374	5,104,771
Volvo AB, Class B	976,185	16,828,105

		63,595,631
Media — 0.0%
Modern Times Group MTG AB(a)(b)	150,921	7,433

Metals & Mining — 2.0%
Boliden AB	188,662	4,943,461

Oil, Gas & Consumable Fuels — 2.0%
Lundin Petroleum AB	141,560	4,922,438

Specialty Retail — 3.2%
Hennes & Mauritz AB, Class B	594,153	8,013,127

Tobacco — 2.7%
Swedish Match AB	125,946	6,739,489

Wireless Telecommunication Services — 2.2%
Millicom International Cellular SA, SDR	43,057	2,481,217
Tele2 AB, Class B	234,556	2,895,864

		5,377,081

Total Common Stocks — 98.4%
(Cost: $293,441,708)		244,424,945

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	16,853	16,853

Total Short-Term Investments — 0.0%
(Cost: $16,853)		16,853

Total Investments in Securities — 98.4%
(Cost: $293,458,561)		244,441,798

Other Assets, Less Liabilities — 1.6%		4,026,589

Net Assets — 100.0%		$248,468,387

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Sweden ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	3,689,579	(3,689,579)	—	$—	$30,202	(b)	$643	$266
BlackRock Cash Funds: Treasury, SL Agency Shares	5,596	11,257	16,853	16,853	6,140		—	—

				$16,853	$36,342		$643	$266

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
OMXS 30 Index	213	09/21/18	$3,864	$110,889

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$110,889

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$80,027

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$110,889

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,121,611

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Sweden ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$244,417,512	$—	$7,433	$244,424,945
Money Market Funds	16,853	—	—	16,853

	$244,434,365	$—	$7,433	$244,441,798

Derivative financial instruments(a)
Assets
Futures Contracts	$110,889	$—	$—	$110,889

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Statements of Assets and Liabilities

August 31, 2018

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$145,200,187	$59,777,702	$937,054,619	$128,504,637
Affiliated(c)	3,920,965	1,528,799	1,146,343	3,970,603
Cash pledged:
Futures contracts(d)	—	—	136,130	48,867
Foreign currency, at value(e)	74,610	69,210	2,643,819	303,095
Receivables:
Investments sold	2,622,539	917,713	1,025,756	2,434,341
Securities lending income — Affiliated	8,969	6,891	2,742	1,964
Dividends	7,204	20,139	21,767	377,329
Tax reclaims	1,205,489	39,263	—	—

Total assets	153,039,963	62,359,717	942,031,176	135,640,836

LIABILITIES
Collateral on securities loaned, at value	3,875,193	1,511,256	1,098,500	3,959,005
Payables:
Investments purchased	2,632,078	919,297	1,299,179	2,450,091
Variation margin on futures contracts	—	—	30,001	8,015
Investment advisory fees	69,253	26,177	385,519	56,152

Total liabilities	6,576,524	2,456,730	2,813,199	6,473,263

NET ASSETS	$146,463,439	$59,902,987	$939,217,977	$129,167,573

NET ASSETS CONSIST OF:
Paid-in capital	$202,386,993	$99,077,715	$982,580,771	$145,890,758
Undistributed (distributions in excess of) net investment income	761,881	(189,289)	591,126	639,588
Accumulated net realized loss	(47,343,487)	(32,981,788)	(49,952,545)	(20,107,203)
Net unrealized appreciation (depreciation)	(9,341,948)	(6,003,651)	5,998,625	2,744,430

NET ASSETS	$146,463,439	$59,902,987	$939,217,977	$129,167,573

Shares outstanding	6,400,000	3,040,000	30,200,000	4,150,000

Net asset value	$22.88	$19.70	$31.10	$31.12

Shares authorized	100 million	136.2 million	340.2 million	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$3,712,967	$1,418,399	$913,981	$3,744,355
(b) Investments, at cost — Unaffiliated	$154,556,552	$65,782,706	$931,057,334	$125,754,505
(c) Investments, at cost — Affiliated	$3,920,856	$1,528,444	$1,146,343	$3,970,274
(d) Cash collateral pledged, at cost	$—	$—	$136,978	$48,618
(e) Foreign currency, at cost	$74,376	$69,477	$2,646,028	$298,760

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

August 31, 2018

iShares MSCI Sweden ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$244,424,945
Affiliated(b)	16,853
Cash pledged:
Futures contracts(c)	355,477
Foreign currency, at value(d)	888,870
Receivables:
Investments sold	857,112
Securities lending income — Affiliated	4,093
Dividends	60
Foreign withholding tax claims	13,523,016

Total assets	260,070,426

LIABILITIES
Payables:
Investments purchased	1,282,790
Variation margin on futures contracts	51,508
Investment advisory fees	101,510
Professional fees	1,392,302
IRS compliance fee for foreign withholding tax claims	8,773,929

Total liabilities	11,602,039

NET ASSETS	$248,468,387

NET ASSETS CONSIST OF:
Paid-in capital	$332,166,081
Undistributed net investment income	516,488
Accumulated net realized loss	(34,458,081)
Net unrealized depreciation	(49,756,101)

NET ASSETS	$248,468,387

Shares outstanding	7,800,000

Net asset value	$31.85

Shares authorized	63.6 million

Par value	$0.001

(a) Investments, at cost — Unaffiliated	$293,441,708
(b) Investments, at cost — Affiliated	$16,853
(c) Cash collateral pledged, at cost	$364,851
(d) Foreign currency, at cost	$890,561

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended August 31, 2018

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$7,596,149	$2,308,705	$25,537,745	$5,490,603
Dividends — Affiliated	2,248	661	7,386	1,999
Non-cash dividends — Unaffiliated	—	—	1,468,665	—
Securities lending income — Affiliated — net	182,086	69,416	123,960	31,739
Foreign taxes withheld	(740,246)	(344,854)	(3,550,317)	(800,972)

Total investment income	7,040,237	2,033,928	23,587,439	4,723,369

EXPENSES
Investment advisory fees	1,172,609	335,585	3,732,994	922,049
Proxy fees	15	10	42	19

Total expenses	1,172,624	335,595	3,733,036	922,068

Net investment income	5,867,613	1,698,333	19,854,403	3,801,301

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	2,669,282	(28,141)	(6,893,676)	(2,775,375)
Investments — Affiliated	(133)	508	(157)	8
In-kind redemptions — Unaffiliated	39,839,450	3,048,490	30,659,489	29,976,923
Futures contracts	—	—	117,534	28,279
Foreign currency transactions	(23,065)	(11,955)	(201,710)	(69,551)

Net realized gain	42,485,534	3,008,902	23,681,480	27,160,284

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(40,396,272)	(5,754,182)	1,489,721	(21,680,620)
Investments — Affiliated	(413)	27	—	104
Futures contracts	—	—	4,522	(12,963)
Foreign currency translations	(22,949)	(10,021)	(17,446)	3,230

Net change in unrealized appreciation (depreciation)	(40,419,634)	(5,764,176)	1,476,797	(21,690,249)

Net realized and unrealized gain (loss)	2,065,900	(2,755,274)	25,158,277	5,470,035

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,933,513	$(1,056,941)	$45,012,680	$9,271,336

See notes to financial statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2018

iShares MSCI Sweden ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$12,114,872
Dividends — Affiliated	6,140
Non-cash dividends — Unaffiliated	1,147,372
Securities lending income — Affiliated — net	30,202
Foreign taxes withheld	(219,984)
Foreign withholding tax claims	2,089,768

Total investment income	15,168,370

EXPENSES
Investment advisory fees	1,859,064
Professional fees	208,977
Proxy fees	40

Total expenses	2,068,081

Net investment income	13,100,289

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,897,165)
Investments — Affiliated	643
In-kind redemptions — Unaffiliated	22,538,716
Futures contracts	80,027
Foreign currency transactions	(168,696)

Net realized gain	14,553,525

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(39,617,256)
Investments — Affiliated	266
Futures contracts	110,889
Foreign currency translations	(1,673,546)

Net change in unrealized appreciation (depreciation)	(41,179,647)

Net realized and unrealized loss	(26,626,122)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,525,833)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Changes in Net Assets

	iShares MSCI Austria ETF		iShares MSCI Belgium ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,867,613	$3,359,266	$1,698,333	$2,097,860
Net realized gain (loss)	42,485,534	(4,516,396)	3,008,902	(1,924,884)
Net change in unrealized appreciation (depreciation)	(40,419,634)	52,978,293	(5,764,176)	12,551,482

Net increase (decrease) in net assets resulting from operations	7,933,513	51,821,163	(1,056,941)	12,724,458

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,751,155)	(3,029,256)	(2,051,350)	(2,204,067)

Decrease in net assets resulting from distributions to shareholders	(6,751,155)	(3,029,256)	(2,051,350)	(2,204,067)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(88,040,917)	123,749,647	(11,116,268)	(68,595,421)

NET ASSETS
Total increase (decrease) in net assets	(86,858,559)	172,541,554	(14,224,559)	(58,075,030)
Beginning of year	233,321,998	60,780,444	74,127,546	132,202,576

End of year	$146,463,439	$233,321,998	$59,902,987	$74,127,546

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$761,881	$304,157	$(189,289)	$20,272

See notes to financial statements.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI France ETF		iShares MSCI Netherlands ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,854,403	$10,004,996	$3,801,301	$3,117,660
Net realized gain	23,681,480	3,079,358	27,160,284	3,805,238
Net change in unrealized appreciation (depreciation)	1,476,797	76,299,249	(21,690,249)	35,476,698

Net increase in net assets resulting from operations	45,012,680	89,383,603	9,271,336	42,399,596

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(20,500,943)	(9,786,674)	(3,982,173)	(4,373,491)

Decrease in net assets resulting from distributions to shareholders	(20,500,943)	(9,786,674)	(3,982,173)	(4,373,491)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	274,505,593	231,550,063	(68,661,266)	(30,073,346)

NET ASSETS
Total increase (decrease) in net assets	299,017,330	311,146,992	(63,372,103)	7,952,759
Beginning of year	640,200,647	329,053,655	192,539,676	184,586,917

End of year	$939,217,977	$640,200,647	$129,167,573	$192,539,676

Undistributed net investment income included in net assets at end of year	$591,126	$560,868	$639,588	$890,011

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets  (continued)

	iShares MSCI Sweden ETF
	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,100,289	$9,413,568
Net realized gain (loss)	14,553,525	(670,324)
Net change in unrealized appreciation (depreciation)	(41,179,647)	64,333,999

Net increase (decrease) in net assets resulting from operations	(13,525,833)	73,077,243

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(15,746,851)	(9,859,546)

Decrease in net assets resulting from distributions to shareholders	(15,746,851)	(9,859,546)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(182,574,268)	112,388,894

NET ASSETS
Total increase (decrease) in net assets	(211,846,952)	175,606,591
Beginning of year	460,315,339	284,708,748

End of year	$248,468,387	$460,315,339

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$516,488	$(31,879)

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Austria ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$22.87	$15.58	$15.59	$17.55	$17.87

Net investment income(a)	0.58	0.53	0.38	0.25	0.52
Net realized and unrealized gain (loss)(b)	0.11	7.13	(0.06)	(1.96)	(0.18)

Net increase (decrease) from investment operations	0.69	7.66	0.32	(1.71)	0.34

Distributions(c)
From net investment income	(0.68)	(0.37)	(0.33)	(0.25)	(0.66)

Total distributions	(0.68)	(0.37)	(0.33)	(0.25)	(0.66)

Net asset value, end of year	$22.88	$22.87	$15.58	$15.59	$17.55

Total Return
Based on net asset value	3.03%	49.52%	2.11%	(9.76)%	1.56%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	2.37%	2.75%	2.47%	1.54%	2.64%

Supplemental Data
Net assets, end of year (000)	$146,463	$233,322	$60,780	$56,130	$63,170

Portfolio turnover rate(d)	19%	18%	15%	18%	30%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Belgium ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$20.59	$18.16	$17.00	$17.02		$14.36

Net investment income(a)	0.50	0.43	0.34	0.34		0.32
Net realized and unrealized gain (loss)(b)	(0.77)	2.51	1.05	(0.00	)(c)	2.95

Net increase (decrease) from investment operations	(0.27)	2.94	1.39	0.34		3.27

Distributions(d)
From net investment income	(0.62)	(0.51)	(0.23)	(0.36)		(0.61)

Total distributions	(0.62)	(0.51)	(0.23)	(0.36)		(0.61)

Net asset value, end of year	$19.70	$20.59	$18.16	$17.00		$17.02

Total Return
Based on net asset value	(1.34)%	16.44%	8.20%	1.95%		23.05%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%		0.48%

Net investment income	2.40%	2.31%	1.92%	2.01%		1.90%

Supplemental Data
Net assets, end of year (000)	$59,903	$74,128	$132,203	$153,659		$164,765

Portfolio turnover rate(e)	13%	8%	19%	7%		13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Rounds to less than $0.01.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI France ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$29.64	$23.84	$25.01	$27.64	$24.85

Net investment income(a)	0.80	0.69	0.67	0.74	0.66
Net realized and unrealized gain (loss)(b)	1.40	5.69	(1.14)	(2.69)	2.86

Net increase (decrease) from investment operations	2.20	6.38	(0.47)	(1.95)	3.52

Distributions(c)
From net investment income	(0.74)	(0.58)	(0.70)	(0.68)	(0.73)

Total distributions	(0.74)	(0.58)	(0.70)	(0.68)	(0.73)

Net asset value, end of year	$31.10	$29.64	$23.84	$25.01	$27.64

Total Return
Based on net asset value	7.46%	26.93%	(1.87)%	(7.17)%	14.07%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	2.53%	2.57%	2.77%	2.85%	2.36%

Supplemental Data
Net assets, end of year (000)	$939,218	$640,201	$329,054	$350,139	$281,923

Portfolio turnover rate(d)	4%	6%	6%	6%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$30.56	$24.78	$24.48	$24.64	$22.52

Net investment income(a)	0.62	0.46	0.71	0.50	0.45
Net realized and unrealized gain (loss)(b)	0.62	5.98	0.08	(0.27)	2.22

Net increase from investment operations	1.24	6.44	0.79	0.23	2.67

Distributions(c)
From net investment income	(0.68)	(0.66)	(0.49)	(0.39)	(0.55)

Total distributions	(0.68)	(0.66)	(0.49)	(0.39)	(0.55)

Net asset value, end of year	$31.12	$30.56	$24.78	$24.48	$24.64

Total Return
Based on net asset value	4.08%	26.44%	3.32%	0.87%	11.80%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.95%	1.74%	2.97%	2.01%	1.78%

Supplemental Data
Net assets, end of year (000)	$129,168	$192,540	$184,587	$176,282	$165,092

Portfolio turnover rate(d)	7%	14%	24%	6%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$34.68	$28.54	$30.26	$34.11		$31.97

Net investment income(a)	1.14	0.86	1.05	1.30	(b)	1.04
Net realized and unrealized gain (loss)(c)	(2.19)	6.04	(1.63)	(3.75)		2.33

Net increase (decrease) from investment operations	(1.05)	6.90	(0.58)	(2.45)		3.37

Distributions(d)
From net investment income	(1.78)	(0.76)	(1.14)	(1.40)		(1.23)

Total distributions	(1.78)	(0.76)	(1.14)	(1.40)		(1.23)

Net asset value, end of year	$31.85	$34.68	$28.54	$30.26		$34.11

Total Return
Based on net asset value	(2.88)%	24.30%	(1.91)%	(7.46	)%(b)	10.49%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.48%	0.92%		0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.47%	0.49%	0.48%	0.48%		N/A

Net investment income	3.34%	2.74%	3.65%	3.97	%(b)	2.97%

Supplemental Data
Net assets, end of year (000)	$248,468	$460,315	$284,709	$331,387		$404,256

Portfolio turnover rate(e)	5%	9%	7%	4%		7%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2015:

• Net investment income per share by $0.42.

• Total return by 1.14%.

• Ratio of net investment income to average net assets by 1.31%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Austria(a)	Non-diversified
MSCI Belgium(b)	Non-diversified
MSCI France	Non-diversified
MSCI Netherlands	Non-diversified
MSCI Sweden(c)	Non-diversified

(a)	Formerly the iShares MSCI Austria Capped ETF.
(b)	Formerly the iShares MSCI Belgium Capped ETF.
(c)	Formerly the iShares MSCI Sweden Capped ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI Austria
Deutsche Bank Securities Inc.	$206,980	$206,980	$—	$—
Goldman Sachs & Co.	1,490,933	1,490,933	—	—
Morgan Stanley & Co. LLC	1,997,159	1,997,159	—	—
Scotia Capital (USA) Inc.	17,895	17,895	—	—

	$3,712,967	$3,712,967	$—	$—

MSCI Belgium
Credit Suisse Securities (USA) LLC	$2,925	$2,925	$—	$—
Goldman Sachs & Co.	402,869	402,869	—	—
Jefferies LLC	12,357	12,357	—	—
JPMorgan Securities LLC	756,399	756,399	—	—
Morgan Stanley & Co. LLC	242,921	242,921	—	—
UBS AG	928	928	—	—

	$1,418,399	$1,418,399	$—	$—

MSCI France
Morgan Stanley & Co. LLC	$913,981	$913,981	$—	$—

MSCI Netherlands
Barclays Capital Inc.	$32,492	$32,492	$—	$—
Credit Suisse Securities (USA) LLC	1	1	—	—
Deutsche Bank Securities Inc.	403,223	403,223	—	—
JPMorgan Securities LLC	912,937	912,937	—	—
Merrill Lynch, Pierce, Fenner & Smith	1,126,020	1,126,020	—	—
Morgan Stanley & Co. LLC	235,461	235,461	—	—
State Street Bank & Trust Company	1,034,221	1,034,221	—	—

	$3,744,355	$3,744,355	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Austria	$43,603
MSCI Belgium	17,103
MSCI France	27,175
MSCI Netherlands	8,169
MSCI Sweden	8,150

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Austria	$914,605	$1,930,427
MSCI Belgium	7,173	1,170,056
MSCI France	2,343,625	3,753,750
MSCI Netherlands	736,803	1,784,392
MSCI Sweden	3,176,302	2,108,363

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Austria	$46,074,830	$46,414,813
MSCI Belgium	8,864,354	9,225,838
MSCI France	44,877,688	32,919,438
MSCI Netherlands	16,173,720	13,808,417
MSCI Sweden	22,761,827	18,881,578

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Austria	$89,847,062	$178,946,375
MSCI Belgium	22,251,087	33,271,645
MSCI France	406,600,933	146,405,327
MSCI Netherlands	59,358,920	130,619,501
MSCI Sweden	94,750,850	285,563,337

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to foreign currency transactions, passive foreign investment companies, the characterization of corporate actions, realized gains (losses) from in-kind redemptions, the expiration of capital loss carryforwards, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Austria	$12,573,215	$1,341,266	$(13,914,481)
MSCI Belgium	(8,683,238)	143,456	8,539,782
MSCI France	21,898,523	676,798	(22,575,321)
MSCI Netherlands	5,505,695	(69,551)	(5,436,144)
MSCI Sweden	3,254,562	3,194,929	(6,449,491)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Austria
Ordinary income	$6,751,155	$3,029,256

MSCI Belgium
Ordinary income	$2,051,350	$2,204,067

MSCI France
Ordinary income	$20,500,943	$9,786,674

MSCI Netherlands
Ordinary income	$3,982,173	$4,373,491

MSCI Sweden
Ordinary income	$15,746,851	$9,859,546

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Losses(b)	Total
MSCI Austria	$1,094,963	$(43,956,339)	$(13,062,178)	$—	$(55,923,554)
MSCI Belgium	231,307	(32,588,840)	(6,817,195)	—	(39,174,728)
MSCI France	591,126	(33,746,894)	(10,207,026)	—	(43,362,794)
MSCI Netherlands	639,588	(18,686,881)	1,324,108	—	(16,723,185)
MSCI Sweden	—	(32,547,086)	(50,925,999)	(224,609)	(83,697,694)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and foreign withholding tax reclaims.

(b)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total
MSCI Austria	$30,129,402	$13,826,937	$43,956,339
MSCI Belgium	13,565,323	19,023,517	32,588,840
MSCI France	30,888,080	2,858,814	33,746,894
MSCI Netherlands	16,357,876	2,329,005	18,686,881
MSCI Sweden	27,302,109	5,244,977	32,547,086

(a)	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2018, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Austria	$4,633,980
MSCI Belgium	862,763

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Austria	$162,197,638	$6,433,551	$(19,510,037)	$(13,076,486)
MSCI Belgium	68,124,694	3,979,407	(10,797,600)	(6,818,193)
MSCI France	948,409,328	75,735,835	(85,939,679)	(10,203,844)
MSCI Netherlands	131,158,064	13,514,124	(12,196,948)	1,317,176
MSCI Sweden	295,433,383	7,228,450	(58,109,146)	(50,880,696)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
MSCI Austria
Shares sold	3,800,000	$92,602,397	6,900,000	$135,197,556
Shares redeemed	(7,600,000)	(180,643,314)	(600,000)	(11,447,909)

Net increase (decrease)	(3,800,000)	$(88,040,917)	6,300,000	$123,749,647

MSCI Belgium
Shares sold	1,040,000	$22,315,815	800,000	$14,586,717
Shares redeemed	(1,600,000)	(33,432,083)	(4,480,000)	(83,182,138)

Net decrease	(560,000)	$(11,116,268)	(3,680,000)	$(68,595,421)

MSCI France
Shares sold	13,200,000	$421,549,607	14,800,000	$409,375,231
Shares redeemed	(4,600,000)	(147,044,014)	(7,000,000)	(177,825,168)

Net increase	8,600,000	$274,505,593	7,800,000	$231,550,063

MSCI Netherlands
Shares sold	2,000,000	$63,403,937	500,000	$13,981,115
Shares redeemed	(4,150,000)	(132,065,203)	(1,650,000)	(44,054,461)

Net decrease	(2,150,000)	$(68,661,266)	(1,150,000)	$(30,073,346)

MSCI Sweden
Shares sold	3,075,000	$107,325,279	6,300,000	$206,461,394
Shares redeemed	(8,550,000)	(289,899,547)	(3,000,000)	(94,072,500)

Net increase (decrease)	(5,475,000)	$(182,574,268)	3,300,000	$112,388,894

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Sweden ETF has filed claims to recover taxes withheld by Sweden on dividend income on the basis that Sweden had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Sweden based upon favorable determinations issued by the Swedish Tax Authority. The Fund continues to evaluate developments in Sweden for potential impacts to the receivables and payables recorded. Swedish tax claims receivable are disclosed in the statement of assets and liabilities. Professional fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Fund, under the approval of the Board, is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Austria ETF, iShares MSCI Belgium ETF,

iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	51

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI Austria	$7,032,250
MSCI Belgium	2,079,628
MSCI France	25,402,766
MSCI Netherlands	5,450,701
MSCI Sweden	14,667,434

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Austria	$7,597,835	$739,860
MSCI Belgium	2,309,265	344,238
MSCI France	27,016,776	3,543,763
MSCI Netherlands	5,492,326	800,844
MSCI Sweden	15,152,537	11,007

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI Austria ETF, iShares MSCI Belgium ETF and iShares MSCI Netherlands ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	53

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI France ETF and iShares MSCI Sweden ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	55

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Austria	$0.682357	$—	$—	$0.682357	100%	—%	—%	100%
MSCI Belgium	0.612783	—	0.008445	0.621228	99	—	1	100
MSCI France	0.741246	—	—	0.741246	100	—	—	100
MSCI Sweden	1.782777	—	—	1.782777	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Austria ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	15	1.08
Greater than 0.5% and Less than 1.0%	116	8.38
Greater than 0.0% and Less than 0.5%	589	42.57
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	512	37.00
Less than –0.5% and Greater than –1.0%	100	7.23
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –6.0%	1	0.07

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	57

Supplemental Information  (unaudited)  (continued)

iShares MSCI Belgium ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	12	0.87
Greater than 0.5% and Less than 1.0%	112	8.09
Greater than 0.0% and Less than 0.5%	609	44.01
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	519	37.50
Less than –0.5% and Greater than –1.0%	88	6.36
Less than –1.0% and Greater than –1.5%	17	1.23
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –6.0%	1	0.07

	1,384	100.00%

iShares MSCI France ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	38	2.75
Greater than 0.5% and Less than 1.0%	145	10.48
Greater than 0.0% and Less than 0.5%	654	47.26
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	434	31.36
Less than –0.5% and Greater than –1.0%	65	4.70
Less than –1.0% and Greater than –1.5%	19	1.37
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –6.0%	1	0.07

	1,384	100.00%

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

iShares MSCI Netherlands ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	15	1.08
Greater than 0.5% and Less than 1.0%	111	8.02
Greater than 0.0% and Less than 0.5%	656	47.41
At NAV	18	1.30
Less than 0.0% and Greater than –0.5%	481	34.76
Less than –0.5% and Greater than –1.0%	78	5.64
Less than –1.0% and Greater than –1.5%	14	1.01
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	2	0.14

	1,384	100.00%

iShares MSCI Sweden ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	30	2.17
Greater than 0.5% and Less than 1.0%	139	10.04
Greater than 0.0% and Less than 0.5%	588	42.50
At NAV	11	0.79
Less than 0.0% and Greater than –0.5%	476	34.39
Less than –0.5% and Greater than –1.0%	96	6.94
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –6.0%	1	0.07

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	59

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(a) (61)	Director (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (47)	Director (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	61

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	63

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares MSCI Eurozone ETF | EZU | Cboe BZX

▶	iShares MSCI Germany ETF | EWG | NYSE Arca

▶	iShares MSCI Italy ETF | EWI | NYSE Arca

▶	iShares MSCI Spain ETF | EWP | NYSE Arca
▶	iShares MSCI Switzerland ETF | EWL | NYSE Arca

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI Eurozone ETF

Investment Objective

The iShares MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.87%	6.19%	1.90%	1.87%	35.01%	20.66%
Fund Market	1.41	6.10	1.95	1.41	34.48	21.26
Index	1.96	6.32	1.98	1.96	35.85	21.66

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$964.50	$2.38	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Eurozone ETF

Portfolio Management Commentary

The modest gain in Eurozone equity markets reflected an uncertain economic environment, as an increasing rate of growth in the first half of the reporting period gave way to slowing economic activity later in the reporting period. The slowdown was characterized by weaker consumer spending, decelerating industrial production, and a decrease in exports resulting from escalating global trade tensions.

From a country perspective, stocks in France contributed the most to the Index’s return. The advance in the French equity market was driven largely by the energy sector, which benefited from higher energy prices and robust demand for luxury goods, particularly from China. French stocks advanced despite economic growth that trailed the overall Eurozone.

Equity markets in the Netherlands and Germany also contributed meaningfully to the Index’s return. The Dutch economy outpaced the broader Eurozone as exports remained robust despite an uncertain environment for global trade. Germany’s economy posted its sixteenth consecutive quarter of growth in the second quarter of 2018, its longest sustained expansion since German reunification in 1990. On the downside, stocks in Spain and Italy detracted from the Index’s return. Both countries faced heightened political instability and weaker economies that weighed on their equity markets.

From a sector perspective, information technology stocks contributed the most to the Index’s return, led by IT services and software companies. Payment processing stocks within the IT services industry benefited from the rapid global growth of online commerce and mobile banking, while robust growth in cloud computing drove the advance in software stocks.

The energy and industrials sectors were also noteworthy contributors to the Index’s performance. Energy stocks benefited from a sharp increase in oil prices, while aerospace and defense stocks led the advance in the industrials sector amid increased demand for military equipment, driven by geopolitical tensions. On the downside, the financials sector detracted the most from the Index’s return. European banks were the sector’s largest detractors as investors scaled back their expectations for higher interest rates, a key driver of banks’ profitability.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	17.5%
Industrials	15.0
Consumer Discretionary	13.8
Consumer Staples	10.1
Information Technology	9.6
Materials	9.0
Health Care	8.3
Energy	6.0
Utilities	5.2
Telecommunication Services	3.5
Real Estate	2.0

TEN LARGEST COUNTRIES
Country	Percent of Total Investments(a)
France	33.6%
Germany	29.4
Netherlands	11.5
Spain	9.1
Italy	6.8
Finland	3.3
Belgium	3.2
Ireland	1.7
Austria	0.7
Portugal	0.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Germany ETF

Investment Objective

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.52%	5.71%	3.32%	1.52%	31.98%	38.56%
Fund Market	0.87	5.57	3.33	0.87	31.14	38.70
Index	1.61	5.88	3.41	1.61	33.06	39.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$954.20	$2.36	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Germany ETF

Portfolio Management Commentary

Germany’s economy posted relatively steady growth during the reporting period, which was supportive for Germany’s equity market. After posting its fastest calendar-year growth rate in six years in 2017, the German economy posted its sixteenth consecutive quarter of growth in the second quarter of 2018, the country’s longest sustained expansion since reunification in 1990. Nonetheless, signs of slowing economic activity emerged late in the reporting period as trade tariffs implemented by the U.S. weakened Germany’s exports. In addition, political tensions within the country’s governing coalition weighed on the equity market in the latter half of the reporting period and contributed to increased market volatility.

From a sector perspective, information technology stocks contributed the most to the Index’s performance, led by software and IT services companies. The software industry advanced on robust growth in cloud computing, while the IT services industry benefited from the rapid global growth of online commerce and mobile banking.

Real estate and materials stocks were modest contributors to the Index’s return. A continuing expansion in the German housing market, particularly in major urban areas such as Berlin, contributed to the advance in the real estate sector. Materials stocks benefited from merger activity in the chemicals industry, as well as strong revenue and earnings growth driven by increased demand for plastics and chemicals used in personal care products.

On the downside, healthcare stocks detracted the most from the Index’s performance. The primary factor driving the decline in the healthcare sector was an adverse legal ruling against a large pharmaceuticals company in the Index. The telecommunication services sector also detracted from the Index’s return amid an increasingly competitive market environment.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Consumer Discretionary	17.3%
Materials	14.4
Financials	14.0
Industrials	13.7
Information Technology	13.4
Health Care	12.8
Telecommunication Services	4.3
Consumer Staples	3.5
Utilities	3.5
Real Estate	3.1

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
SAP SE	8.6%
Siemens AG	7.2
Allianz SE	6.8
Bayer AG	6.3
BASF SE	6.2
Daimler AG	4.3
Deutsche Telekom AG	3.9
adidas AG	3.4
Linde AG	3.1
Deutsche Post AG	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI Italy ETF

Investment Objective

The iShares MSCI Italy ETF (the “Fund”) (formerly the iShares MSCI Italy Capped ETF) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(6.98)%	3.59%	(3.12)%	(6.98)%	19.28%	(27.15)%
Fund Market	(7.55)	3.52	(3.00)	(7.55)	18.90	(26.24)
Index	(7.03)	3.54	(3.03)	(7.03)	19.00	(26.45)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$876.10	$2.27	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Italy ETF

Portfolio Management Commentary

The Italian economy slowed, particularly during the latter half of the reporting period, amid global trade tensions that weighed on Italy’s exports. Political uncertainty was a destabilizing force as Italian elections in March 2018 failed to produce an outright majority for any political party and it took nearly three months for a populist governing coalition to form. The new government’s plans to lower taxes and provide a basic income for the population led to concerns of increasing Italy’s sovereign debt, which is already among the highest in the Eurozone relative to the size of the country’s economy.

From a sector perspective, financials stocks detracted the most from the Index’s return for the reporting period. The majority of the weakness in the financials sector came from the banking industry as many Italian banks have significant exposure to Italy’s sovereign debt. In addition, the Italian banking industry is still contending with a meaningful amount of non-performing loans from the financial crisis a decade ago.

The industrials and utilities sectors also declined markedly, weighing on the Index’s performance. The transportation industry detracted the most within the industrials sector amid concerns about Italy’s deteriorating infrastructure. Within the utilities sector, the prices of electric utilities stocks were constrained by rising bond yields and government policy uncertainty.

On the upside, the energy sector contributed the most to the Index’s return. A sharp increase in oil prices benefited both integrated oil and gas companies and energy equipment and services stocks. The consumer discretionary sector was another noteworthy contributor to the Index’s performance, led by automobile manufacturers, which advanced as continued negotiations and a tentative moratorium on auto tariffs between the U.S. and Europe eased trade concerns.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	30.0%
Energy	20.1
Consumer Discretionary	16.4
Utilities	14.5
Industrials	11.7
Telecommunication Services	3.7
Consumer Staples	2.0
Health Care	1.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Eni SpA	13.9%
Enel SpA	11.8
Intesa Sanpaolo SpA	10.7
UniCredit SpA	8.3
Ferrari NV	4.7
Fiat Chrysler Automobiles NV	4.5
Assicurazioni Generali SpA	4.4
CNH Industrial NV	4.2
Luxottica Group SpA	3.9
Atlantia SpA	3.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI Spain ETF

Investment Objective

The iShares MSCI Spain ETF (the “Fund”) (formerly the iShares MSCI Spain Capped ETF) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.28)%	3.29%	(0.37)%	(8.28)%	17.59%	(3.60)%
Fund Market	(8.88)	3.17	(0.35)	(8.88)	16.89	(3.49)
Index	(8.01)	3.84	(0.50)	(8.01)	20.73	(4.87)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$917.40	$2.32	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Spain ETF

Portfolio Management Commentary

Political instability led to slower economic growth during the reporting period. In late 2017, the Catalonia region held a referendum for independence from Spain, which resulted in the dissolution of the Catalan parliament and a regional election won by separatists. More recently, Spain’s prime minister resigned in the wake of a corruption scandal. Amid the political upheaval, particularly during the second half of the reporting period, the Spanish economy posted its lowest rate of expansion in four years. Spain’s exports, a key driver of its economy, showed signs of decreasing as global trade tensions heightened.

From a sector perspective, financials stocks detracted the most from the Index’s return. The banking industry led the decline in the financials sector. Many Spanish banks have significant exposure to Italy’s sovereign debt; political developments in Italy, including a new populist-led government’s plan to reduce taxes and provide basic income, led to concerns about an increase in the country’s debt. Exposure to Turkey, which faced sharply rising inflation and a weakening currency, also weighed on Spanish banks late in the reporting period.

The telecommunication services sector was a meaningful detractor from the Index’s return, weighed down by weakness in countries outside of Spain, including Latin America. The consumer discretionary sector also restrained the Index’s performance. Retailers were the weakest industry in the sector amid lower sales and declining consumer confidence.

On the upside, information technology stocks contributed the most to the Index’s return, led by the software and services industry. In particular, IT services for airlines and travel agents benefited from an increase in bookings.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Financials	39.6%
Utilities	19.2
Industrials	14.4
Telecommunication Services	8.1
Energy	7.1
Information Technology	4.5
Consumer Discretionary	4.1
Health Care	3.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Banco Santander SA	17.8%
Iberdrola SA	9.5
Banco Bilbao Vizcaya Argentaria SA	8.9
Telefonica SA	8.1
Repsol SA	4.7
Amadeus IT Group SA	4.5
CaixaBank SA	4.4
Industria de Diseno Textil SA	4.1
Red Electrica Corp. SA	3.9
Aena SME SA	3.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® MSCI Switzerland ETF

Investment Objective

The iShares MSCI Switzerland ETF (the “Fund”) (formerly the iShares MSCI Switzerland Capped ETF) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.43%	6.02%	6.59%	4.43%	33.92%	89.26%
Fund Market	3.82	5.94	6.60	3.82	33.45	89.56
Index	4.66	6.19	6.48	4.66	35.00	87.44

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,023.70	$2.45	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Switzerland ETF

Portfolio Management Commentary

Switzerland’s economy grew at its fastest year-over-year rate in eight years during the reporting period. Despite escalating global trade tensions, robust export growth contributed to the strength of the Swiss economy, along with a rapidly growing manufacturing sector. A recovery in the labor market, as the unemployment rate declined to its lowest level in a decade, was also a positive indicator for the domestic economy.

From a sector perspective, healthcare stocks contributed the most to the Index’s return for the reporting period. Within the sector, pharmaceuticals stocks led the advance, benefiting from robust sales of medications to treat chronic kidney and heart disease, as well as treatments for various forms of cancer. Life sciences and healthcare equipment stocks were also notable contributors to the Index’s return. Increased demand for the raw materials used in gene and cell therapy bolstered life sciences stocks, while strong sales of hearing aids and dental implants drove gains in the healthcare equipment industry.

The consumer staples sector was another meaningful contributor to the Index’s performance. Food products companies, led by Swiss chocolate makers, were the largest contributors in the sector. Chocolate companies posted solid growth due largely to sizable sales volume increases in emerging markets.

The financials sector was also a key source of strength for the Index’s performance. Growth in assets under management bolstered the asset management and custody banks industry, while insurers benefited from strong property and casualty premium growth. Swiss financials stocks advanced despite a referendum, ultimately rejected by voters, to create a sovereign money system in the country. The initiative would have changed lending practices and limited the ability of Swiss banks to extend credit.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Health Care	30.6%
Consumer Staples	22.2
Financials	19.7
Industrials	10.5
Materials	7.4
Consumer Discretionary	6.5
Telecommunication Services	1.2
Information Technology	1.1
Real Estate	0.8

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Nestle SA	19.7%
Novartis AG	12.9
Roche Holding AG	12.4
UBS Group AG	4.5
Cie. Financiere Richemont SA	4.1
Zurich Insurance Group AG	4.1
ABB Ltd.	3.9
Credit Suisse Group AG	3.4
Swiss Re AG	2.6
Lonza Group AG	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.7%
ANDRITZ AG	145,911	$8,658,137
Erste Group Bank AG	608,683	24,270,098
OMV AG	297,401	15,789,164
Raiffeisen Bank International AG	303,480	8,650,922
Voestalpine AG	232,412	10,448,692

		67,817,013
Belgium — 3.2%
Ageas	372,397	19,315,790
Anheuser-Busch InBev SA/NV	1,543,379	144,824,889
Colruyt SA	122,296	7,285,317
Groupe Bruxelles Lambert SA	166,816	17,545,768
KBC Group NV	508,082	36,178,577
Proximus SADP	310,921	7,179,057
Solvay SA	149,045	19,881,892
Telenet Group Holding NV(a)	107,750	5,904,790
UCB SA	255,249	23,390,311
Umicore SA	424,424	23,722,977

		305,229,368
Finland — 3.2%
Elisa OYJ	291,704	12,506,798
Fortum OYJ	898,232	22,783,018
Kone OYJ, Class B	682,936	36,956,650
Metso OYJ	218,025	7,673,578
Neste OYJ	259,911	22,619,995
Nokia OYJ	11,408,309	63,686,556
Nokian Renkaat OYJ	238,249	9,854,553
Orion OYJ, Class B	214,491	7,903,571
Sampo OYJ, Class A	893,745	45,827,158
Stora Enso OYJ, Class R	1,110,651	20,721,101
UPM-Kymmene OYJ	1,079,211	41,687,965
Wartsila OYJ Abp	896,111	18,965,345

		311,186,288
France — 33.5%
Accor SA, NVS	379,599	19,035,688
Aeroports de Paris, NVS	60,227	13,265,026
Air Liquide SA	868,545	109,644,868
Airbus SE	1,177,997	145,639,854
Alstom SA, NVS	314,334	13,897,645
Amundi SA(b)	120,420	8,700,746
Arkema SA, NVS	138,418	17,377,218
Atos SE	192,171	23,074,579
AXA SA, NVS	3,933,209	99,511,365
BioMerieux, NVS	83,227	7,330,378
BNP Paribas SA	2,279,324	134,137,786
Bollore SA, NVS	1,813,648	8,702,377
Bouygues SA, NVS	442,174	19,565,267
Bureau Veritas SA, NVS	546,507	14,077,956
Capgemini SE	324,295	41,787,870
Carrefour SA, NVS	1,174,409	21,001,943
Casino Guichard Perrachon SA, NVS(c)	115,811	3,679,915
Cie. de Saint-Gobain, NVS	1,008,781	43,503,795
Cie. Generale des Etablissements Michelin SCA, Class B, NVS	345,750	41,012,445
CNP Assurances, NVS	349,792	8,086,749
Covivio	74,323	7,787,054
Credit Agricole SA	2,307,599	31,660,230
Danone SA, NVS	1,245,129	98,251,317
Dassault Aviation SA, NVS	5,154	9,612,673

Security	Shares	Value

France (continued)
Dassault Systemes SE, NVS	263,279	$42,762,972
Edenred, NVS	476,549	18,203,072
Eiffage SA, NVS	157,163	17,730,017
Electricite de France SA, NVS	1,188,049	19,504,176
Engie SA	3,703,593	54,424,300
Essilor International Cie Generale d’Optique SA, NVS	421,349	60,936,758
Eurazeo SA, NVS	92,399	7,030,906
Eurofins Scientific SE, NVS(c)	23,150	13,101,192
Eutelsat Communications SA	358,677	8,513,339
Faurecia SA, NVS	153,606	9,432,869
Gecina SA	90,101	15,504,724
Getlink, NVS	944,357	11,921,535
Hermes International, NVS	64,518	42,052,348
ICADE	64,094	6,267,890
Iliad SA, NVS	53,597	6,940,678
Imerys SA, NVS	73,430	5,288,475
Ingenico Group SA, NVS	122,493	8,628,195
Ipsen SA, NVS	76,521	13,635,274
JCDecaux SA	150,776	4,978,642
Kering SA, NVS	153,837	83,766,988
Klepierre SA	414,655	14,907,734
Legrand SA	537,700	40,602,332
L’Oreal SA	511,209	122,943,398
LVMH Moet Hennessy Louis Vuitton SE, NVS	564,961	198,415,637
Natixis SA	1,902,970	12,731,103
Orange SA, NVS	4,045,628	65,663,859
Pernod Ricard SA, NVS	430,489	68,118,835
Peugeot SA, NVS	1,192,900	32,894,147
Publicis Groupe SA, NVS	423,654	27,258,546
Remy Cointreau SA, NVS(c)	45,977	6,456,753
Renault SA, NVS	389,595	33,634,388
Rexel SA	622,330	9,811,294
Safran SA	676,431	88,383,156
Sanofi, NVS	2,281,401	195,603,414
Schneider Electric SE, NVS	1,104,594	90,272,076
SCOR SE	338,579	13,752,325
SEB SA, NVS	45,815	8,560,901
SES SA	737,996	14,837,611
Societe BIC SA, NVS	54,896	5,093,750
Societe Generale SA, NVS	1,555,692	63,786,058
Sodexo SA, NVS	183,131	19,116,896
STMicroelectronics NV	1,382,355	28,476,182
Suez	755,744	10,951,779
Teleperformance, NVS	117,430	22,612,225
Thales SA, NVS	217,429	30,698,948
TOTAL SA, NVS	4,858,884	304,543,793
Ubisoft Entertainment SA, NVS(a)	159,740	17,221,549
Unibail-Rodamco-Westfield	280,232	59,015,018
Valeo SA, NVS	485,704	22,101,703
Veolia Environnement SA, NVS	1,082,924	22,881,267
Vinci SA	1,025,771	98,534,053
Vivendi SA, NVS	2,101,446	54,646,457
Wendel SA, NVS	56,516	8,390,510

		3,203,886,791
Germany — 27.6%
1&1 Drillisch AG	108,196	5,488,630
adidas AG	381,992	95,511,778
Allianz SE, Registered	892,058	190,601,635
Axel Springer SE	98,227	7,154,371
BASF SE	1,860,626	172,515,912

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Bayer AG, Registered	1,889,921	$176,749,380
Bayerische Motoren Werke AG	667,511	64,780,276
Beiersdorf AG	203,185	23,711,489
Brenntag AG	312,273	18,871,335
Commerzbank AG(a)	2,027,941	19,218,197
Continental AG	222,825	40,975,538
Covestro AG(b)	389,519	33,256,198
Daimler AG, Registered	1,841,610	119,349,088
Delivery Hero SE(a)(b)	186,548	10,301,123
Deutsche Bank AG, Registered(c)	3,976,356	44,886,193
Deutsche Boerse AG	391,425	54,195,318
Deutsche Lufthansa AG, Registered	475,200	12,434,609
Deutsche Post AG, Registered	2,003,136	73,205,653
Deutsche Telekom AG, Registered	6,745,914	109,177,759
Deutsche Wohnen SE, Bearer	715,013	36,221,682
E.ON SE	4,458,896	47,625,141
Evonik Industries AG	327,693	12,242,602
Fraport AG Frankfurt Airport Services Worldwide	83,682	7,539,866
Fresenius Medical Care AG & Co. KGaA	435,268	44,191,444
Fresenius SE & Co. KGaA	842,304	64,465,741
GEA Group AG	358,661	13,658,292
Hannover Rueck SE	122,175	16,816,412
HeidelbergCement AG	299,432	23,892,519
Henkel AG & Co. KGaA	211,389	23,648,191
HOCHTIEF AG	39,251	6,384,460
HUGO BOSS AG(c)	127,780	10,231,606
Infineon Technologies AG	2,303,523	58,748,847
Innogy SE(a)	311,244	13,525,640
K+S AG, Registered	386,669	8,815,580
KION Group AG	143,580	9,826,191
LANXESS AG	176,141	13,870,338
Linde AG	376,834	86,023,148
MAN SE	71,527	7,793,706
Merck KGaA	261,046	27,481,212
METRO AG(c)	368,434	5,767,793
MTU Aero Engines AG	105,454	23,177,216
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	305,209	65,979,541
OSRAM Licht AG	203,390	9,153,397
ProSiebenSat.1 Media SE	477,269	12,599,809
Puma SE	16,955	9,311,208
QIAGEN NV(a)	460,764	17,878,893
RTL Group SA	76,801	5,772,523
RWE AG	1,049,824	26,689,116
SAP SE	1,991,746	240,128,544
Siemens AG, Registered	1,550,907	202,065,637
Siemens Healthineers AG(a)(b)	309,817	14,114,280
Symrise AG	249,247	23,333,303
Telefonica Deutschland Holding AG	1,496,823	6,239,984
thyssenkrupp AG	883,280	20,461,426
Uniper SE	407,453	12,477,560
United Internet AG, Registered	248,588	13,107,996
Volkswagen AG	66,932	10,801,312
Vonovia SE	979,497	50,360,885
Wirecard AG	238,375	53,056,906
Zalando SE(a)(b)(c)	224,872	11,857,456

		2,639,721,885
Ireland — 1.7%
AIB Group PLC	1,650,942	9,304,696
Bank of Ireland Group PLC	1,892,564	15,502,063

Security	Shares	Value

Ireland (continued)
CRH PLC	1,711,875	$56,984,423
Irish Bank Resolution Corp. Ltd.(d)	446,666	5
Kerry Group PLC, Class A	321,747	36,780,134
Paddy Power Betfair PLC	172,488	15,754,143
Ryanair Holdings PLC(a)	42,432	700,802
Ryanair Holdings PLC, ADR, NVS(a)(c)	47,972	4,886,908
Smurfit Kappa Group PLC	460,417	18,845,750

		158,758,924
Italy — 6.7%
Assicurazioni Generali SpA	2,380,713	39,735,057
Atlantia SpA	999,150	20,867,066
CNH Industrial NV	2,072,476	24,836,648
Davide Campari-Milano SpA, NVS	1,165,799	10,342,601
Enel SpA	16,503,852	81,801,481
Eni SpA	5,163,120	95,996,465
Ferrari NV	249,046	32,656,507
Fiat Chrysler Automobiles NV(a)	2,186,762	37,044,961
Intesa Sanpaolo SpA	30,172,210	74,686,643
Leonardo SpA(c)	926,740	10,405,225
Luxottica Group SpA	343,831	22,850,698
Mediobanca Banca di Credito Finanziario SpA	1,259,392	11,745,862
Moncler SpA	361,329	16,379,024
Pirelli & C SpA(a)(b)(c)	801,007	6,466,017
Poste Italiane SpA(b)	1,081,123	8,342,301
Prysmian SpA	479,430	12,394,685
Recordati SpA	216,630	7,604,316
Snam SpA	4,593,103	18,896,644
Telecom Italia SpA/Milano(a)	23,135,912	14,778,325
Tenaris SA	959,431	16,130,500
Terna Rete Elettrica Nazionale SpA	2,814,531	14,821,318
UniCredit SpA	4,068,956	58,865,401

		637,647,745
Netherlands — 11.4%
ABN AMRO Group NV, CVA(b)	854,178	23,186,189
Aegon NV	3,602,149	21,651,217
AerCap Holdings NV(a)	256,393	14,606,709
Akzo Nobel NV	511,328	47,903,758
ArcelorMittal	1,347,334	40,664,130
ASML Holding NV	831,106	169,842,390
EXOR NV	223,746	14,573,183
Heineken Holding NV	230,863	22,052,800
Heineken NV	530,189	52,520,712
ING Groep NV	7,868,894	107,027,271
Koninklijke Ahold Delhaize NV	2,524,440	61,563,397
Koninklijke DSM NV	367,083	38,601,382
Koninklijke KPN NV	6,778,855	17,359,717
Koninklijke Philips NV .	1,905,739	85,344,901
Koninklijke Vopak NV(c)	143,450	7,410,539
NN Group NV	610,676	26,239,552
NXP Semiconductors NV(a)	696,703	64,890,918
Randstad NV	239,220	15,018,815
RELX NV	1,950,100	43,291,387
Unilever NV, CVA	3,126,974	180,256,257
Wolters Kluwer NV	587,751	37,338,104

		1,091,343,328
Portugal — 0.5%
EDP - Energias de Portugal SA	5,168,334	20,234,938
Galp Energia SGPS SA	1,013,837	20,607,594

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
Jeronimo Martins SGPS SA	504,263	$7,571,490

		48,414,022
Spain — 9.1%
ACS Actividades de Construccion y Servicios SA	523,330	21,847,126
Aena SME SA(b)	135,987	24,128,676
Amadeus IT Group SA	889,120	82,676,503
Banco Bilbao Vizcaya Argentaria SA	13,509,982	84,410,272
Banco de Sabadell SA	11,535,656	17,743,529
Banco Santander SA	32,710,338	163,194,702
Bankia SA	2,468,526	9,297,082
Bankinter SA	1,390,845	12,402,250
CaixaBank SA	7,266,520	32,643,185
Enagas SA	508,159	14,160,265
Endesa SA	634,778	14,246,899
Ferrovial SA	979,291	21,221,413
Grifols SA	614,919	18,122,552
Iberdrola SA	12,077,941	90,246,309
Industria de Diseno Textil SA	2,208,899	66,949,885
International Consolidated Airlines Group SA	1,259,930	11,346,283
Mapfre SA	2,151,739	6,356,507
Naturgy Energy Group SA	707,243	19,033,144
Red Electrica Corp. SA	902,863	19,013,702
Repsol SA	2,766,317	53,316,254
Siemens Gamesa Renewable Energy SA(c)	489,044	7,314,527
Telefonica SA	9,459,372	76,898,752

		866,569,817
United Kingdom — 0.2%
Coca-Cola European Partners PLC	445,943	19,015,010

Total Common Stocks — 97.8% (Cost: $9,826,953,232)		9,349,590,191

Preferred Stocks

Germany — 1.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	114,357	9,613,175
Fuchs Petrolub SE, Preference Shares, NVS	145,156	8,520,448
Henkel AG & Co. KGaA, Preference Shares, NVS	359,415	45,978,805

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference Shares, NVS(c)	310,232	$19,679,256
Sartorius AG, Preference Shares, NVS.	72,568	13,205,296
Schaeffler AG, Preference Shares, NVS	335,436	4,566,272
Volkswagen AG, Preference Shares, NVS	375,525	61,536,263

		163,099,515
Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	12,190,918	6,792,779

Total Preferred Stocks — 1.8% (Cost: $217,113,212)		169,892,294

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	80,281,282	80,305,368
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(e)(f)	1,873,964	1,873,964

		82,179,332

Total Short-Term Investments — 0.9% (Cost: $82,167,605)		82,179,332

Total Investments in Securities — 100.5% (Cost: $10,126,234,049)		9,601,661,817
Other Assets, Less Liabilities — (0.5)%		(43,427,653)

Net Assets — 100.0%		$9,558,234,164

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	57,577,483	22,703,799	80,281,282	$80,305,368	$1,858,087	(b)	$(19,866)	$2,689
BlackRock Cash Funds: Treasury, SL Agency Shares	489,933	1,384,031	1,873,964	1,873,964	122,897		—	—

				$82,179,332	$1,980,984		$(19,866)	$2,689

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Eurozone ETF

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	936	09/21/18	$36,907	$(854,928)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$854,928

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(1,069,233)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(854,928)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,853,194

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$9,349,590,186	$—	$5	$9,349,590,191
Preferred Stocks	169,892,294	—	—	169,892,294
Money Market Funds	82,179,332	—	—	82,179,332

	$9,601,661,812	$—	$5	$9,601,661,817

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(854,928)	$—	$—	$(854,928)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
MTU Aero Engines AG	125,224	$27,522,367

Air Freight & Logistics — 2.6%
Deutsche Post AG, Registered	2,375,443	86,811,807

Airlines — 0.4%
Deutsche Lufthansa AG, Registered	567,158	14,840,884

Auto Components — 1.5%
Continental AG	265,131	48,755,235

Automobiles — 6.9%
Bayerische Motoren Werke AG	798,020	77,445,849
Daimler AG, Registered	2,191,726	142,039,031
Volkswagen AG	78,194	12,618,744

		232,103,624

Banks — 0.7%
Commerzbank AG(a)	2,420,883	22,941,993

Capital Markets — 3.5%
Deutsche Bank AG, Registered(b)	4,732,233	53,418,740
Deutsche Boerse AG	465,166	64,405,235

		117,823,975

Chemicals — 12.4%
BASF SE	2,213,709	205,253,515
Covestro AG(c)	463,654	39,585,667
Evonik Industries AG	392,904	14,678,883
K+S AG, Registered	459,429	10,474,418
LANXESS AG	210,067	16,541,863
Linde AG	447,653	102,189,612
Symrise AG	297,717	27,870,830

		416,594,788

Construction & Engineering — 0.2%
HOCHTIEF AG	46,671	7,591,376

Construction Materials — 0.9%
HeidelbergCement AG	358,234	28,584,495

Diversified Telecommunication Services — 4.1%
Deutsche Telekom AG, Registered	8,033,178	130,011,200
Telefonica Deutschland Holding AG	1,792,995	7,474,672

		137,485,872

Electrical Equipment — 0.3%
OSRAM Licht AG	239,241	10,766,841

Food & Staples Retailing —0.2%
METRO AG	434,789	6,806,573

Health Care Equipment & Supplies — 0.5%
Siemens Healthineers AG(a)(c)	361,382	16,463,417

Health Care Providers & Services — 3.9%
Fresenius Medical Care AG & Co. KGaA	519,841	52,777,885
Fresenius SE & Co. KGaA	1,003,020	76,766,141

		129,544,026
Household Products — 0.8%
Henkel AG & Co. KGaA	250,459	28,018,971

Independent Power and Renewable Electricity Producers — 0.4%
Uniper SE	485,084	14,854,878

Security	Shares	Value

Industrial Conglomerates — 7.2%
Siemens AG, Registered	1,843,789	$240,224,849

Insurance — 9.7%
Allianz SE, Registered .	1,061,085	226,716,801
Hannover Rueck SE	145,646	20,047,008
Muenchener Rueckversicherungs-Gesellschaft AG in
Muenchen, Registered	360,239	77,875,829

		324,639,638
Internet & Direct Marketing Retail — 0.4%
Zalando SE(a)(b)(c)	268,502	14,158,057

Internet Software & Services — 0.8%
Delivery Hero SE(a)(c)	220,940	12,200,239
United Internet AG, Registered	297,141	15,668,186

		27,868,425

IT Services — 1.9%
Wirecard AG	282,924	62,972,510

Life Sciences Tools & Services — 0.6%
QIAGEN NV(a)	545,991	21,185,932

Machinery —1.1%
GEA Group AG	418,784	15,947,857
KION Group AG	170,568	11,673,170
MAN SE	85,029	9,264,908

		36,885,935

Media — 0.9%
Axel Springer SE	117,079	8,527,458
ProSiebenSat.1 Media SE	561,542	14,824,600
RTL Group SA	93,473	7,025,625

		30,377,683

Metals & Mining —0.7%
thyssenkrupp AG	1,052,646	24,384,837

Multi-Utilities — 3.1%
E.ON SE	5,305,050	56,662,849
Innogy SE(a)	333,620	14,498,028
RWE AG	1,252,115	31,831,852

		102,992,729

Personal Products — 0.8%
Beiersdorf AG	243,274	28,389,835

Pharmaceuticals — 7.3%
Bayer AG, Registered .	2,248,720	210,305,016
Merck KGaA	311,444	32,786,783

		243,091,799

Real Estate Management & Development — 3.1%
Deutsche Wohnen SE, Bearer	854,806	43,303,423
Vonovia SE	1,170,244	60,168,152

		103,471,575

Semiconductors & Semiconductor Equipment — 2.1%
Infineon Technologies AG	2,739,072	69,857,050

Software — 8.5%
SAP SE	2,368,730	285,578,425

Textiles, Apparel & Luxury Goods — 4.1%
adidas AG	453,826	113,472,869
HUGO BOSS AG	152,599	12,218,914
Puma SE	20,034	11,002,108

		136,693,891

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 0.7%
Brenntag AG	373,283	$22,558,302

Transportation Infrastructure — 0.3%
Fraport AG Frankfurt Airport Services Worldwide	100,586	9,062,940

Wireless Telecommunication Services — 0.2%
1&1 Drillisch AG	128,037	6,495,136

Total Common Stocks — 93.6% (Cost: $3,406,742,356)		3,138,400,670

Preferred Stocks

Auto Components — 0.2%
Schaeffler AG, Preference Shares, NVS	400,875	5,457,090

Automobiles — 3.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	132,825	11,165,648
Porsche Automobil Holding SE, Preference Shares, NVS	369,988	23,469,818
Volkswagen AG, Preference Shares, NVS	447,296	73,297,182

		107,932,648

Chemicals — 0.3%
Fuchs Petrolub SE, Preference Shares, NVS	168,003	9,861,534

Health Care Equipment & Supplies — 0.5%
Sartorius AG, Preference Shares, NVS	85,542	15,566,192

Household Products — 1.6%
Henkel AG & Co. KGaA, Preference Shares, NVS	429,409	54,932,912

Total Preferred Stocks — 5.8% (Cost: $239,511,634)		193,750,376

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	62,176,709	$62,195,362
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	247,268	247,268

		62,442,630

Total Short-Term Investments — 1.9% (Cost: $62,440,838)		62,442,630

Total Investments in Securities — 101.3% (Cost: $3,708,694,828)		3,394,593,676

Other Assets, Less Liabilities — (1.3)%		(43,366,103)

Net Assets — 100.0%		$3,351,227,573

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	69,810,722	(7,634,013)	62,176,709	$62,195,362	$783,333	(b)	$(14,372)	$1,792
BlackRock Cash Funds: Treasury, SL Agency Shares	589,306	(342,038)	247,268	247,268	31,897		—	—

				$62,442,630	$815,230		$(14,372)	$1,792

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
DAX Index	51	09/21/18	$18,320	$(566,910)

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Germany ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$566,910

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(244,608)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$983,486

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$26,122,495

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,138,400,670	$—	$—	$3,138,400,670
Preferred Stocks	193,750,376	—	—	193,750,376
Money Market Funds	62,442,630	—	—	62,442,630

	$3,394,593,676	$—	$—	$3,394,593,676

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(566,910)	$—	$—	$(566,910)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments August 31, 2018	iShares® MSCI Italy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
Leonardo SpA(a)	663,609	$7,450,850

Auto Components — 1.0%
Pirelli & C SpA(b)(c)	497,091	4,012,698

Automobiles — 9.2%
Ferrari NV	146,511	19,211,461
Fiat Chrysler Automobiles NV(c)	1,072,278	18,164,984

		37,376,445

Banks — 21.2%
Intesa Sanpaolo SpA	17,494,636	43,305,267
Mediobanca Banca di Credito Finanziario SpA	961,426	8,966,848
UniCredit SpA	2,323,976	33,620,855

		85,892,970

Beverages — 2.0%
Davide Campari-Milano SpA, NVS	927,126	8,225,170

Diversified Financial Services — 2.6%
EXOR NV	162,799	10,603,540

Diversified Telecommunication Services — 2.4%
Telecom Italia SpA/Milano(c)	15,636,759	9,988,156

Electric Utilities — 14.5%
Enel SpA	9,611,588	47,639,917
Terna Rete Elettrica Nazionale SpA	2,097,390	11,044,854

		58,684,771

Electrical Equipment — 2.4%
Prysmian SpA	372,240	9,623,506

Energy Equipment & Services — 2.9%
Tenaris SA	690,825	11,614,543

Insurance — 6.1%
Assicurazioni Generali SpA	1,082,767	18,071,817
Poste Italiane SpA(b)	882,071	6,806,350

		24,878,167

Machinery — 4.2%
CNH Industrial NV	1,422,464	17,046,874

Oil, Gas & Consumable Fuels — 17.2%
Eni SpA	3,029,861	56,333,369
Snam SpA	3,239,115	13,326,156

		69,659,525

Security	Shares	Value

Pharmaceuticals — 1.6%
Recordati SpA(a)	181,395	$6,367,469

Textiles, Apparel & Luxury Goods — 6.2%
Luxottica Group SpA	239,065	15,888,044
Moncler SpA	202,409	9,175,189

		25,063,233

Transportation Infrastructure — 3.3%
Atlantia SpA	641,819	13,404,273

Total Common Stocks — 98.6% (Cost: $480,960,185)		399,892,190

Preferred Stocks

Diversified Telecommunication Services — 1.2%
Telecom Italia SpA/Milano, Preference Shares, NVS	9,185,361	5,118,083

Total Preferred Stocks — 1.2% (Cost: $8,265,772)		5,118,083

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	9,072,916	9,075,638
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	142,515	142,515

		9,218,153

Total Short-Term Investments — 2.3% (Cost: $9,217,449)		9,218,153

Total Investments in Securities — 102.1% (Cost: $498,443,406)		414,228,426

Other Assets, Less Liabilities — (2.1)%		(8,603,485)

Net Assets — 100.0%		$405,624,941

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Italy ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	9,072,916	9,072,916	$9,075,638	$32,477	(b)	$5,241	$704
BlackRock Cash Funds: Treasury, SL Agency Shares	998,621	(856,106)	142,515	142,515	6,262		—	—

				$9,218,153	$38,739		$5,241	$704

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE/MIB Index	4	09/21/18	$471	$(30,749)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$30,749

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(356,621)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(30,749)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$654,413

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Italy ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$399,892,190	$—	$—	$399,892,190
Preferred Stocks	5,118,083	—	—	5,118,083
Money Market Funds	9,218,153	—	—	9,218,153

	$414,228,426	$—	$—	$414,228,426

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(30,749)	$—	$—	$(30,749)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Spain ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 2.2%
International Consolidated Airlines Group SA	2,154,835	$19,405,339

Banks — 38.5%
Banco Bilbao Vizcaya Argentaria SA	12,548,268	78,401,490
Banco de Sabadell SA	16,013,053	24,630,421
Banco Santander SA	31,580,129	157,555,991
Bankia SA	4,601,880	17,331,823
Bankinter SA	2,232,256	19,905,163
CaixaBank SA	8,713,675	39,144,199

		336,969,087

Biotechnology —3.0%
Grifols SA	889,942	26,227,877

Construction & Engineering —6.9%
ACS Actividades de Construccion y Servicios SA	724,981	30,265,322
Ferrovial SA	1,391,643	30,157,155

		60,422,477

Diversified Telecommunication Services — 8.1%
Telefonica SA	8,772,850	71,317,760

Electric Utilities — 16.3%
Endesa SA	1,033,570	23,197,350
Iberdrola SA	11,291,806	84,372,313
Red Electrica Corp. SA	1,658,078	34,918,033

		142,487,696

Electrical Equipment — 1.8%
Siemens Gamesa Renewable Energy SA(a)	1,024,637	15,325,278

Gas Utilities — 3.2%
Naturgy Energy Group SA	1,029,777	27,713,097

Insurance — 1.6%
Mapfre SA	4,789,237	14,148,007

IT Services — 4.5%
Amadeus IT Group SA	428,152	39,812,523

Security	Shares	Value

Oil, Gas & Consumable Fuels — 7.2%
Enagas SA	754,016	$21,011,271
Repsol SA	2,165,314	41,732,901

		62,744,172

Specialty Retail — 4.2%
Industria de Diseno Textil SA	1,205,901	36,549,853

Transportation Infrastructure — 3.7%
Aena SME SA(b)	183,609	32,578,423

Total Common Stocks — 101.2% (Cost: $1,125,236,826)		885,701,589

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	19,678,549	19,684,452
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	345,951	345,951

		20,030,403

Total Short-Term Investments — 2.3% (Cost: $20,030,396)		20,030,403

Total Investments in Securities — 103.5% (Cost: $1,145,267,222)		905,731,992

Other Assets, Less Liabilities — (3.5)%		(30,290,070)

Net Assets — 100.0%		$875,441,922

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	10,256,664	9,421,885	19,678,549	$19,684,452	$79,838	(b)	$(2,725)	$7
BlackRock Cash Funds: Treasury, SL Agency Shares	1,301,695	(955,744)	345,951	345,951	12,829		—	—

				$20,030,403	$92,667		$(2,725)	$7

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Spain ETF

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	15	09/21/18	$1,638	$(24,968)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$24,968

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(121,841)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(24,968)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,218,079

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$885,701,589	$—	$—	$885,701,589
Money Market Funds	20,030,403	—	—	20,030,403

	$905,731,992	$—	$—	$905,731,992

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(24,968)	$—	$—	$(24,968)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Switzerland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 1.6%
Geberit AG, Registered	36,695	$16,725,422

Capital Markets — 10.4%
Credit Suisse Group AG, Registered	2,342,260	35,154,486
Julius Baer Group Ltd.	232,382	12,379,610
Partners Group Holding AG	17,746	13,964,126
UBS Group AG, Registered	2,911,945	45,571,593

		107,069,815

Chemicals — 5.2%
Clariant AG, Registered	258,617	6,476,790
EMS-Chemie Holding AG, Registered	10,519	6,656,631
Givaudan SA, Registered	8,817	21,497,763
Sika AG, Registered	126,384	18,779,217

		53,410,401

Construction Materials — 2.2%
LafargeHolcim Ltd., Registered	461,768	22,536,914

Diversified Financial Services — 0.5%
Pargesa Holding SA, Bearer	59,943	4,881,099

Diversified Telecommunication Services — 1.2%
Swisscom AG, Registered	27,052	12,109,204

Electrical Equipment — 3.8%
ABB Ltd., Registered	1,675,817	39,595,097

Food Products — 21.9%
Barry Callebaut AG, Registered	3,160	5,646,241
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,219	9,094,287
Chocoladefabriken Lindt & Spruengli AG, Registered	114	10,066,798
Nestle SA, Registered	2,401,522	202,084,438

		226,891,764

Health Care Equipment & Supplies — 2.0%
Sonova Holding AG, Registered	59,466	11,307,825
Straumann Holding AG, Registered	11,787	9,415,218

		20,723,043

Insurance — 8.7%
Baloise Holding AG, Registered	55,630	8,570,851
Swiss Life Holding AG, Registered	35,455	12,875,397
Swiss Re AG	294,689	26,558,880
Zurich Insurance Group AG	137,197	41,878,352

		89,883,480

Life Sciences Tools & Services — 2.2%
Lonza Group AG, Registered	71,298	22,994,361

Machinery —1.6%
Schindler Holding AG, Participation Certificates, NVS	44,276	10,584,853
Schindler Holding AG, Registered	26,783	6,203,487

		16,788,340

Security	Shares	Value

Marine — 0.9%
Kuehne + Nagel International AG, Registered	59,366	$9,606,844

Pharmaceuticals — 26.1%
Novartis AG, Registered	1,592,468	132,357,127
Roche Holding AG, NVS	511,765	127,425,305
Vifor Pharma AG	51,996	9,605,093

		269,387,525

Professional Services — 2.4%
Adecco Group AG, Registered	175,530	10,777,553
SGS SA, Registered	5,421	14,310,633

		25,088,186

Real Estate Management & Development — 0.8%
Swiss Prime Site AG, Registered	85,611	7,909,568

Software — 1.1%
Temenos AG, Registered	63,699	11,526,548

Specialty Retail — 0.5%
Dufry AG, Registered(a)	45,345	5,621,823

Textiles, Apparel & Luxury Goods — 5.9%
Cie. Financiere Richemont SA, Registered	473,232	41,935,666
Swatch Group AG (The), Bearer	31,388	13,423,717
Swatch Group AG (The), Registered	73,901	6,002,403

		61,361,786

Total Common Stocks — 99.0% (Cost: $1,034,969,407)		1,024,111,220

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(b)(c)(d)	5,419,657	5,421,283
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	404,567	404,567

		5,825,850

Total Short-Term Investments — 0.6% (Cost: $5,825,850)		5,825,850

Total Investments in Securities — 99.6% (Cost: $1,040,795,257)		1,029,937,070

Other Assets, Less Liabilities — 0.4%		4,149,198

Net Assets — 100.0%		$1,034,086,268

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Switzerland ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	5,419,657	5,419,657	$5,421,283	$7,058	(b)	$—	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	609,567	(205,000)	404,567	404,567	12,966		—	—

				$5,825,850	$20,024		$—	$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	238	09/21/18	$9,385	$(187,002)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$187,002

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$787,386

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(187,002)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,210,275

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Switzerland ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,024,111,220	$—	$—	$1,024,111,220
Money Market Funds	5,825,850	—	—	5,825,850

	$1,029,937,070	$—	$—	$1,029,937,070

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(187,002)	$—	$—	$(187,002)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Statements of Assets and Liabilities August 31, 2018

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

ASSETS
Investments in securities, at value (including securities on loan)(a)
Unaffiliated(b)	$9,519,482,485	$3,332,151,046	$405,010,273	$885,701,589
Affiliated(c)	82,179,332	62,442,630	9,218,153	20,030,403
Cash pledged:
Futures contracts(d)	2,835,449	1,085,778	48,867	132,988
Foreign currency, at value(e)	20,501,676	2,974,675	562,008	1,571,875
Receivables:
Investments sold	9,527,999	10,813,165	4,339,703	26,495,312
Securities lending income — Affiliated	43,833	17,308	3,569	13,953
Dividends	3,569,316	404,440	159	993
Tax reclaims	12,464,337	12,690,235	—	150,393
Foreign withholding tax claims	3,956,825	—	—	—

Total assets	9,654,561,252	3,422,579,277	419,182,732	934,097,506

LIABILITIES
Collateral on securities loaned, at value	80,315,753	62,216,938	9,069,487	19,684,472
Payables:
Investments purchased	11,411,511	7,143,164	4,304,136	26,068,436
Variation margin on futures contracts	477,240	176,844	6,102	12,461
Capital shares redeemed	—	421,747	—	12,421,347
Investment advisory fees	4,083,016	1,393,011	178,066	468,868
Professional fees	39,568	—	—	—

Total liabilities	96,327,088	71,351,704	13,557,791	58,655,584

NET ASSETS	$9,558,234,164	$3,351,227,573	$405,624,941	$875,441,922

NET ASSETS CONSIST OF:
Paid-in capital	$10,618,146,188	$3,871,022,614	$687,938,671	$1,279,314,886
Undistributed (distributions in excess of) net investment income	23,152,634	(489,869)	2,341,634	9,976,406
Accumulated net realized loss	(558,291,200)	(205,053,037)	(200,409,537)	(174,285,021)
Net unrealized depreciation	(524,773,458)	(314,252,135)	(84,245,827)	(239,564,349)

NET ASSETS	$9,558,234,164	$3,351,227,573	$405,624,941	$875,441,922

Shares outstanding	231,500,000	110,400,000	14,925,000	29,325,000

Net asset value	$41.29	$30.36	$27.18	$29.85

Shares authorized	1 billion	482.2 million	295.4 million	127.8 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$75,130,646	$58,031,172	$8,501,160	$18,505,122
(b) Investments, at cost — Unaffiliated	$10,044,066,444	$3,646,253,990	$489,225,957	$1,125,236,826
(c) Investments, at cost — Affiliated	$82,167,605	$62,440,838	$9,217,449	$20,030,396
(d) Cash collateral pledged, at cost	$2,824,147	$1,083,658	$48,622	$133,862
(e) Foreign currency, at cost	$20,374,287	$2,956,744	$562,348	$1,574,326

See notes to financial statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued) August 31, 2018

iShares MSCI Switzerland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a)
Unaffiliated(b)	$1,024,111,220
Affiliated(c)	5,825,850
Cash pledged:
Futures contracts(d)	676,459
Foreign currency, at value(e)	666,088
Receivables:
Investments sold	22,030,946
Securities lending income — Affiliated	7,058
Dividends	676
Tax reclaims	8,481,886

Total assets	1,061,800,183

LIABILITIES
Collateral on securities loaned, at value	5,421,283
Payables:
Investments purchased	21,752,881
Variation margin on futures contracts	113,353
Investment advisory fees	426,398

Total liabilities	27,713,915

NET ASSETS	$1,034,086,268

NET ASSETS CONSIST OF:
Paid-in capital	$1,102,406,787
Distributions in excess of net investment income	(455,027)
Accumulated net realized loss	(56,929,654)
Net unrealized depreciation	(10,935,838)

NET ASSETS	$1,034,086,268

Shares outstanding	29,625,000

Net asset value	$34.91

Shares authorized	318.625 million

Par value	$0.001

(a) Securities loaned, at value	$5,177,359
(b) Investments, at cost — Unaffiliated	$1,034,969,407
(c) Investments, at cost — Affiliated	$5,825,850
(d) Cash collateral pledged, at cost	$679,350
(e) Foreign currency, at cost	$647,778

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations Year Ended August 31, 2018

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$418,950,815	$119,480,875	$24,831,074	$32,616,604
Dividends — Affiliated	122,897	31,897	6,262	12,829
Non-cash dividends — Unaffiliated	22,179,845	—	—	9,938,397
Securities lending income — Affiliated — net	1,858,087	783,333	32,477	79,838
Foreign taxes withheld	(53,211,633)	(15,404,045)	(3,595,259)	(4,893,816)

Total investment income	389,900,011	104,892,060	21,274,554	37,753,852

EXPENSES
Investment advisory fees	65,126,051	20,193,214	3,241,497	5,128,398
Proxy fees	1,157	521	64	137

Total expenses	65,127,208	20,193,735	3,241,561	5,128,535

Net investment income	324,772,803	84,698,325	18,032,993	32,625,317

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(171,439,571)	(57,088,449)	(7,251,548)	(21,578,339)
Investments —Affiliated	(19,866)	(14,372)	5,241	(2,725)
In-kind redemptions — Unaffiliated	1,022,349,609	281,440,094	57,384,132	110,424,808
Futures contracts	(1,069,233)	(244,608)	(356,621)	(121,841)
Foreign currency transactions	(2,476,418)	(136,035)	(100,575)	(83,409)

Net realized gain	847,344,521	223,956,630	49,680,629	88,638,494

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(878,526,864)	(168,521,470)	(89,100,020)	(227,298,328)
Investments — Affiliated	2,689	1,792	704	7
Futures contracts	(854,928)	983,486	(30,749)	(24,968)
Foreign currency translations	(905,301)	(1,218,547)	(5,134)	(11,050)

Net change in unrealized appreciation (depreciation)	(880,284,404)	(168,754,739)	(89,135,199)	(227,334,339)

Net realized and unrealized gain (loss)	(32,939,883)	55,201,891	(39,454,570)	(138,695,845)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$291,832,920	$139,900,216	$(21,421,577)	$(106,070,528)

See notes to financial statements.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued) Year Ended August 31, 2018

iShares MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$34,693,786
Dividends — Affiliated	12,966
Securities lending income — Affiliated — net	7,058
Foreign taxes withheld	(7,298,638)

Total investment income	27,415,172

EXPENSES
Investment advisory fees	5,445,337
Proxy fees	123

Total expenses	5,445,460

Net investment income	21,969,712

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(17,148,837)
In-kind redemptions — Unaffiliated	53,652,996
Futures contracts	787,386
Foreign currency transactions	(534,536)

Net realized gain	36,757,009

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(14,766,786)
Futures contracts	(187,002)
Foreign currency translations	169,337

Net change in unrealized appreciation (depreciation)	(14,784,451)

Net realized and unrealized gain	21,972,558

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,942,270

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$324,772,803	$250,039,419	$84,698,325	$89,451,626
Net realized gain (loss)	847,344,521	(107,531,785)	223,956,630	81,994,943
Net change in unrealized appreciation (depreciation)	(880,284,404)	1,981,250,890	(168,754,739)	639,971,332

Net increase in net assets resulting from operations	291,832,920	2,123,758,524	139,900,216	811,417,901

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(344,359,197)	(251,508,888)	(97,497,098)	(101,663,169)

Decrease in net assets resulting from distributions to shareholders	(344,359,197)	(251,508,888)	(97,497,098)	(101,663,169)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,675,455,483)	3,120,375,440	(1,501,075,041)	503,242,808

NET ASSETS
Total increase (decrease) in net assets	(3,727,981,760)	4,992,625,076	(1,458,671,923)	1,212,997,540
Beginning of year	13,286,215,924	8,293,590,848	4,809,899,496	3,596,901,956

End of year	$9,558,234,164	$13,286,215,924	$3,351,227,573	$4,809,899,496

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$23,152,634	$39,606,657	$(489,869)	$11,828,547

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Italy ETF		iShares MSCI Spain ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,032,993	$14,617,536	$32,625,317	$29,663,738
Net realized gain (loss)	49,680,629	(44,661,565)	88,638,494	(76,940,027)
Net change in unrealized appreciation (depreciation)	(89,135,199)	222,005,377	(227,334,339)	304,908,943

Net increase (decrease) in net assets resulting from operations	(21,421,577)	191,961,348	(106,070,528)	257,632,654

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(17,400,893)	(15,689,552)	(31,909,333)	(28,748,503)

Decrease in net assets resulting from distributions to shareholders	(17,400,893)	(15,689,552)	(31,909,333)	(28,748,503)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(396,183,016)	203,328,009	(515,111,708)	699,705,444

NET ASSETS
Total increase (decrease) in net assets	(435,005,486)	379,599,805	(653,091,569)	928,589,595
Beginning of year	840,630,427	461,030,622	1,528,533,491	599,943,896

End of year	$405,624,941	$840,630,427	$875,441,922	$1,528,533,491

Undistributed net investment income included in net assets at end of year	$2,341,634	$1,810,109	$9,976,406	$9,343,831

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/18		Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income		$21,969,712	$23,926,958
Net realized gain		36,757,009	30,303,367
Net change in unrealized appreciation (depreciation)		(14,784,451)	106,883,974

Net increase in net assets resulting from operations		43,942,270	161,114,299

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income		(22,803,569)	(25,105,668)

Decrease in net assets resulting from distributions to shareholders		(22,803,569)	(25,105,668)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions		(246,310,096)	31,514,058

NET ASSETS
Total increase (decrease) in net assets		(225,171,395)	167,522,689
Beginning of year		1,259,257,663	1,091,734,974

End of year	. $	1,034,086,268	$1,259,257,663

Distributions in excess of net investment income included in net assets at end of year		$(455,027)	$(369,308)

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16		Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$41.71	$34.20	$36.04		$39.98	$34.64

Net investment income(a)	1.03	0.99	0.92	(b)	0.96	1.18
Net realized and unrealized gain (loss)(c)	(0.23)	7.38	(1.84)		(3.95)	5.10

Net increase (decrease) from investment operations	0.80	8.37	(0.92)		(2.99)	6.28

Distributions(d)
From net investment income	(1.22)	(0.86)	(0.92)		(0.95)	(0.94)

Total distributions	(1.22)	(0.86)	(0.92)		(0.95)	(0.94)

Net asset value, end of year	$41.29	$41.71	$34.20		$36.04	$39.98

Total Return
Based on net asset value	1.87%	24.72%	(2.53	)%(b)	(7.62)%	18.02%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%		0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.49%	0.48%		N/A	N/A

Net investment income	2.36%	2.63%	2.69	%(b)	2.50%	2.89%

Supplemental Data
Net assets, end of year (000)	$9,558,234	$13,286,216	$8,293,591		$10,134,616	$8,702,637

Portfolio turnover rate(e)	5%	4%	4%		5%	7%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2016:

• Net investment income per share by $0.02.

• Total return by 0.08%.

• Ratio of net investment income to average net assets by 0.06%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$30.71	$26.18	$26.34	$28.97	$25.61

Net investment income(a)	0.64	0.59	0.49	0.58	0.59
Net realized and unrealized gain (loss)(b)	(0.16)	4.54	(0.04)	(2.70)	3.40

Net increase (decrease) from investment operations	0.48	5.13	0.45	(2.12)	3.99

Distributions(c)
From net investment income	(0.83)	(0.60)	(0.61)	(0.51)	(0.63)

Total distributions	(0.83)	(0.60)	(0.61)	(0.51)	(0.63)

Net asset value, end of year	$30.36	$30.71	$26.18	$26.34	$28.97

Total Return
Based on net asset value	1.52%	19.63%	1.81%	(7.50)%	15.41%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.99%	2.08%	1.90%	2.03%	1.95%

Supplemental Data
Net assets, end of year (000)	$3,351,228	$4,809,899	$3,596,902	$6,607,056	$4,797,434

Portfolio turnover rate(d)	6%	3%	3%	3%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Italy ETF
	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)	Year Ended 08/31/14 (a)

Net asset value, beginning of year	$30.21	$22.60	$29.50	$32.03	$26.12

Net investment income(b)	0.82	0.57	0.66	0.70	0.82
Net realized and unrealized gain (loss)(c)	(2.86)	7.76	(6.82)	(2.49)	5.77

Net increase (decrease) from investment operations	(2.04)	8.33	(6.16)	(1.79)	6.59

Distributions(d)
From net investment income	(0.99)	(0.72)	(0.72)	(0.74)	(0.68)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.99)	(0.72)	(0.74)	(0.74)	(0.68)

Net asset value, end of year	$27.18	$30.21	$22.60	$29.50	$32.03

Total Return
Based on net asset value	(6.98)%	37.37%	(20.97)%	(5.66)%	25.20%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	2.64%	2.59%	2.54%	2.34%	2.49%

Supplemental Data
Net assets, end of year (000)	$405,625	$840,630	$461,031	$1,077,437	$1,556,860

Portfolio turnover rate(e)	10%	18%	16%	22%	24%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Spain ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$33.63	$26.49	$31.96	$40.61	$30.44

Net investment income(a)	0.99	0.94	1.00	1.32	1.80
Net realized and unrealized gain (loss)(b)	(3.72)	7.19	(5.40)	(8.35)	9.53

Net increase (decrease) from investment operations	(2.73)	8.13	(4.40)	(7.03)	11.33

Distributions(c)
From net investment income	(1.05)	(0.99)	(1.07)	(1.62)	(1.16)

Total distributions	(1.05)	(0.99)	(1.07)	(1.62)	(1.16)

Net asset value, end of year	$29.85	$33.63	$26.49	$31.96	$40.61

Total Return
Based on net asset value	(8.28)%	31.48%	(13.82)%	(17.63)%	37.39%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	3.02%	3.10%	3.53%	3.70%	4.48%

Supplemental Data
Net assets, end of year (000)	$875,442	$1,528,533	$599,944	$1,666,091	$2,473,038

Portfolio turnover rate(d)	21%	16%	9%	15%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$34.27	$30.22	$31.90	$33.64	$29.36

Net investment income(a)	0.66	0.69	0.81	0.83	0.80
Net realized and unrealized gain (loss)(b)	0.79	4.11	(1.70)	(1.77)	4.27

Net increase (decrease) from investment operations	1.45	4.80	(0.89)	(0.94)	5.07

Distributions(c)
From net investment income	(0.81)	(0.75)	(0.79)	(0.80)	(0.79)

Total distributions	(0.81)	(0.75)	(0.79)	(0.80)	(0.79)

Net asset value, end of year	$34.91	$34.27	$30.22	$31.90	$33.64

Total Return
Based on net asset value	4.43%	15.90%	(2.76)%	(2.92)%	17.21%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.91%	2.18%	2.68%	2.49%	2.41%

Supplemental Data
Net assets, end of year (000)	$1,034,086	$1,259,258	$1,091,735	$1,200,164	$1,072,157

Portfolio turnover rate(d)	9%	13%	6%	7%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy(a)	Non-diversified
MSCI Spain(b)	Non-diversified
MSCI Switzerland(c)	Non-diversified

(a)	Formerly the iShares MSCI Italy Capped ETF.
(b)	Formerly the iShares MSCI Spain Capped ETF.
(c)	Formerly the iShares MSCI Switzerland Capped ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company ( the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI Eurozone
Citigroup Global Markets Inc.	$2,859,349	$2,859,349	$—	$—
Credit Suisse Securities (USA) LLC	439,191	439,191	—	—
Goldman Sachs & Co.	9,873,625	9,873,625	—	—
JPMorgan Securities LLC	1,177,776	1,177,776	—	—
Merrill Lynch, Pierce, Fenner & Smith	2,713,616	2,713,616	—	—
Morgan Stanley & Co. LLC	40,707,936	40,707,936	—	—
State Street Bank & Trust Company	14,113,235	14,113,235	—	—
UBS Securities LLC	2,044,837	2,044,837	—	—
Wells Fargo Securities LLC	1,201,081	1,201,081	—	—

	$75,130,646	$75,130,646	$—	$—

MSCI Germany
Goldman Sachs & Co.	$4,612,434	$4,612,434	$—	$—
Morgan Stanley & Co. LLC	53,418,738	53,418,738	—	—

	$58,031,172	$58,031,172	$—	$—

MSCI Italy
State Street Bank & Trust Company	$8,501,160	$8,501,160	$—	$—

MSCI Spain
Credit Suisse Securities (USA) LLC	$59,812	$59,812	$—	$—
Goldman Sachs & .Co.	18,370,032	18,370,032	—	—
Morgan Stanley & Co. LLC	75,278	75,278	—	—

	$18,505,122	$18,505,122	$—	$—

MSCI Switzerland
Goldman Sachs & Co.	$5,177,359	$5,177,359	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% ( the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$471,730
MSCI Germany	212,098
MSCI Italy	10,231
MSCI Spain	21,324
MSCI Switzerland	1,336

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$59,194,263	$63,811,487
MSCI Germany	26,125,974	18,190,026
MSCI Italy	11,363,343	14,827,400
MSCI Spain	33,262,057	26,633,539
MSCI Switzerland	14,287,119	21,232,339

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “ Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2018, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
MSCI Eurozone	1	17%

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$747,185,927	$730,768,368
MSCI Germany	304,840,789	234,171,710
MSCI Italy	74,017,592	69,857,544
MSCI Spain	227,224,807	225,098,251
MSCI Switzerland	110,970,125	99,921,783

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$2,844,178,488	$6,567,364,634
MSCI Germany	338,067,533	1,911,376,349
MSCI Italy	98,068,889	497,686,328
MSCI Spain	565,920,699	1,090,473,892
MSCI Switzerland	273,255,567	524,278,358

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Eurozone	$882,757,944	$3,132,371	$(885,890,315)
MSCI Germany	216,481,972	480,357	(216,962,329)
MSCI Italy	14,596,029	(100,575)	(14,495,454)
MSCI Spain	69,267,183	(83,409)	(69,183,774)
MSCI Switzerland	21,453,113	748,138	(22,201,251)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Eurozone
Ordinary income	$344,359,197	$251,508,888

MSCI Germany
Ordinary income	$97,497,098	$101,663,169

MSCI Italy
Ordinary income	$17,400,893	$15,689,552

MSCI Spain
Ordinary income	$31,909,333	$28,748,503

MSCI Switzerland
Ordinary income	$22,803,569	$25,105,668

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Losses(b)	Total
MSCI Eurozone	$20,636,833	$(421,110,601)	$(659,438,256)	$—	$(1,059,912,024)
MSCI Germany	—	(145,317,672)	(373,987,500)	(489,869)	(519,795,041)
MSCI Italy	2,341,634	(192,791,517)	(91,863,847)	—	(282,313,730)
MSCI Spain	9,976,406	(154,071,797)	(259,777,573)	—	(403,872,964)
MSCI Switzerland	—	(44,154,811)	(23,826,587)	(339,121)	(68,320,519)

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and foreign withholding tax reclaims.

(b)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total
MSCI Eurozone	$390,879,862	$30,230,739	$421,110,601
MSCI Germany	113,101,718	32,215,954	145,317,672
MSCI Italy	183,331,855	9,459,662	192,791,517
MSCI Spain	145,451,894	8,619,903	154,071,797
MSCI Switzerland	37,199,053	6,955,758	44,154,811

(a)	Must be utilized prior to losses subject to expiration.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$10,265,503,534	$822,547,986	$(1,486,389,703)	$(663,841,717)
MSCI Germany	3,768,997,103	356,034,013	(730,437,440)	(374,403,427)
MSCI Italy	506,061,426	20,809,469	(112,673,218)	(91,863,749)
MSCI Spain	1,165,480,446	18,573,961	(278,347,383)	(259,773,422)
MSCI Switzerland	1,053,873,008	67,677,978	(91,613,916)	(23,935,938)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares		Amount
MSCI Eurozone
Shares sold	68,400,000	$2,997,558,675	130,800,000		$5,075,719,442
Shares redeemed	(155,400,000)	(6,673,014,158)	(54,800,000)		(1,955,344,002)

Net increase (decrease)	(87,000,000)	$(3,675,455,483)	76,000,000		$3,120,375,440

MSCI Germany
Shares sold	13,200,000	$424,091,640	47,700,000		$1,344,475,553
Shares redeemed	(59,400,000)	(1,925,166,681)	(28,500,000)		(841,232,745)

Net increase (decrease)	(46,200,000)	$(1,501,075,041)	19,200,000		$503,242,808

MSCI Italy
Shares sold	3,675,000	$113,455,292	20,625,000	(a)	$478,934,035
Shares redeemed	(16,575,000)	(509,638,308)	(13,200,000	)(a)	(275,606,026)

Net increase (decrease)	(12,900,000)	$(396,183,016)	7,425,000		$203,328,009

MSCI Spain

Shares sold	19,125,000	$614,707,341	27,300,000		$827,558,231
Shares redeemed	(35,250,000)	(1,129,819,049)	(4,500,000)		(127,852,787)

Net increase (decrease)	(16,125,000)	$(515,111,708)	22,800,000		$699,705,444

MSCI Switzerland
Shares sold	8,625,000	$295,601,568	5,875,000		$196,663,250
Shares redeemed	(15,750,000)	(541,911,664)	(5,250,000)		(165,149,192)

Net increase (decrease)	(7,125,000)	$(246,310,096)	625,000		$31,514,058

(a)	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon favorable determinations issued by the Finnish Tax Authority. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claims receivable are disclosed in the statement of assets and liabilities. Professional fees associated with the filing of tax claims in Finland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U. S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a’ flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF,

iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	53

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI Eurozone	$423,242,363
MSCI Germany	117,996,963
MSCI Italy	24,587,885
MSCI Spain	41,820,416
MSCI Switzerland	34,285,949

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Eurozone	$441,342,468	$53,207,277
MSCI Germany	119,559,751	15,392,138
MSCI Italy	24,838,783	3,594,801
MSCI Spain	42,569,187	4,893,816
MSCI Switzerland	34,715,877	7,294,973

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI Eurozone ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) ( the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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Board Review and Approval of Investment Advisory Contract (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Germany ETF and iShares MSCI Switzerland ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11,

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c)) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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Board Review and Approval of Investment Advisory Contract (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Italy ETF and iShares MSCI Spain ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests,

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15( c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund( s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates ((including fees under the Advisory Contract),), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Board Review and Approval of Investment Advisory Contract (continued)

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Eurozone	$1.217167	$—	$—	$1.217167	100%	—%	—%	100%
MSCI Germany	0.828080	—	—	0.828080	100	—	—	100
MSCI Spain	1.049965	—	—	1.049965	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Eurozone ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 1.5% and Less than 2.0%	4	0.29
Greater than 1.0% and Less than 1.5%	22	1.59
Greater than 0.5% and Less than 1.0%	158	11.42
Greater than 0.0% and Less than 0.5%	604	43.64
At NAV	32	2.31
Less than 0.0% and Greater than –0.5%	448	32.37
Less than –0.5% and Greater than –1.0%	91	6.58
Less than –1.0% and Greater than –1.5%	16	1.16
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	61

Supplemental Information (unaudited) (continued)

iShares MSCI Germany ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	4	0.29
Greater than 1.0% and Less than 1.5%	24	1.73
Greater than 0.5% and Less than 1.0%	118	8.53
Greater than 0.0% and Less than 0.5%	630	45.53
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	487	35.19
Less than –0.5% and Greater than –1.0%	81	5.85
Less than –1.0% and Greater than –1.5%	18	1.30
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,384	100.00%

iShares MSCI Italy ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	45	3.25
Greater than 0.5% and Less than 1.0%	180	13.01
Greater than 0.0% and Less than 0.5%	573	41.40
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	425	30.71
Less than –0.5% and Greater than –1.0%	97	7.01
Less than –1.0% and Greater than –1.5%	27	1.95
Less than –1.5% and Greater than –2.0%	7	0.51
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –6.0%	3	0.22

	1,384	100.00%

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

iShares MSCI Spain ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	35	2.53
Greater than 0.5% and Less than 1.0%	150	10.85
Greater than 0.0% and Less than 0.5%	586	42.35
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	448	32.37
Less than –0.5% and Greater than –1.0%	102	7.37
Less than –1.0% and Greater than –1.5%	28	2.02
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07

	1,384	100.00%

iShares MSCI Switzerland ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	4	0.29
Greater than 1.0% and Less than 1.5%	15	1.08
Greater than 0.5% and Less than 1.0%	96	6.94
Greater than 0.0% and Less than 0.5%	635	45.89
At NAV	22	1.59
Less than 0.0% and Greater than –0.5%	515	37.21
Less than –0.5% and Greater than –1.0%	79	5.71
Less than –1.0% and Greater than –1.5%	11	0.79
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –5.5% and Greater than –6.0%	1	0.07

	1,384	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Germany ETF (the “Fund”)for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

S U P P L E M E N T A L I N F O R M A T I O N	63

Supplemental Information (unaudited) (continued)

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017 was USD 432.25 thousand. This figure is comprised of fixed remuneration of USD 172.29 thousand and variable remuneration of USD 259.96 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 60.47 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 11.27 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006);Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S.ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company(since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	65

Director and Officer Information (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U. S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D. C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	67

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

68	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares MSCI Hong Kong ETF | EWH | NYSE Arca

▶	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca

▶	iShares MSCI Malaysia ETF | EWM | NYSE Arca

▶	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca

▶	iShares MSCI Singapore ETF | EWS | NYSE Arca

▶	iShares MSCI Taiwan ETF | EWT | NYSE Arca

▶	iShares MSCI Thailand ETF | THD | NYSE Arca

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI Hong Kong ETF

Investment Objective

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.33%	8.44%	7.76%	2.33%	49.94%	111.10%
Fund Market	2.20	8.52	7.75	2.20	50.51	110.98
Index	2.79	9.04	8.37	2.79	54.16	123.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 953.30	$ 2.36		$ 1,000.00	$ 1,022.80	$ 2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Hong Kong ETF

Portfolio Management Commentary

The Hong Kong economy posted solid growth during the reporting period, expanding by 3.5% year-over-year in the second quarter of 2018. Job growth remained robust as the unemployment rate reached a 20-year low. Reflecting the job market’s strength, consumer confidence increased, and retail sales rose sharply. In this environment, Hong Kong’s central bank, the Hong Kong Monetary Authority (“HKMA”), raised interest rates three times during the reporting period. The Hong Kong dollar is linked to the U.S. dollar, so the HKMA typically tracks the Fed’s interest rate changes.

From a sector perspective, financials contributed the most to the Index’s performance. Insurance companies and banks were leading sources of strength as rising interest rates and healthy economic activity bolstered their bottom lines. Insurers and banks both benefit from rising interest rates because they can charge higher premiums, the yields on their savings and insurance products become more attractive to consumers, and they can realize greater returns on their investment portfolios. In addition, Hong Kong insurers benefited from a crackdown by mainland Chinese regulators on investment schemes marketed as insurance.

The consumer discretionary and utilities sectors were also notable contributors to the Index’s return. In the consumer discretionary sector, casinos and gaming companies in Macau benefited from strong player demand. Utilities stocks benefited from a favorable regulatory change that governs the profit they can realize on their assets, as well as from a plan to replace aging coal-fired power plants.

On the downside, the industrials sector detracted from the Index’s return, led by the industrial conglomerates industry. Price competition in Chinese automobile markets, where sales slumped late in the reporting period, negatively affected performance as did lower profitability on land development projects.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	35.3%
Real Estate	25.6
Industrials	12.4
Consumer Discretionary	11.9
Utilities	10.9
Consumer Staples	1.9
Telecommunication Services	1.4
Information Technology	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
AIA Group Ltd.	20.3%
Hong Kong Exchanges & Clearing Ltd.	6.5
CK Hutchison Holdings Ltd.	6.1
Sun Hung Kai Properties Ltd.	4.6
Link REIT	4.2
Hang Seng Bank Ltd.	4.0
CLP Holdings Ltd.	3.8
Hong Kong & China Gas Co. Ltd.	3.7
CK Asset Holdings Ltd.	3.6
BOC Hong Kong Holdings Ltd.	3.5

(a) Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Japan Small-Cap ETF

Investment Objective

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.09%	11.49%	8.21%	7.09%	72.22%	120.10%
Fund Market	6.11	11.54	8.24	6.11	72.68	120.73
Index	7.56	11.88	8.57	7.56	75.32	127.52

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 943.10	$ 2.35		$ 1,000.00	$ 1,022.80	$ 2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Japan Small-Cap ETF

Portfolio Management Commentary

Japanese economic growth was moderate during the reporting period as the economy contracted in the first quarter of 2018, ending a streak of eight straight quarters of expansion, before turning positive again in the second quarter. The pace of manufacturing activity also slowed, but nevertheless expanded for two straight years through the end of the reporting period. The nation’s unemployment rate reached its lowest level since October 1992, helping wages rise at the fastest pace in 21 years in June 2018.

Inflation remained below the Bank of Japan’s 2% target during the reporting period. In an ongoing effort to stimulate the economy and inflation, the central bank maintained its extraordinary stimulus policies, targeting negative short-term interest rates and flat long-term bond yields. In that environment, corporate profits attained record levels in 2017, but reported earnings generally disappointed in the first quarter of 2018.

Japanese small-capitalization companies were well positioned to benefit from positive economic conditions in the country while being less exposed to tariffs and trade concerns that affected large, multinational corporations. During the reporting period, the leading contribution to the Index’s return came from the industrials and information technology sectors. Within the industrials sector, stocks in the trading companies and distributors industry advanced, reflecting innovation in the market for industrial supplies and a rebound in commodities prices. Other industries benefiting from generally positive economic conditions included machinery, human resource and employment services, and construction and engineering. In the information technology sector, companies in the IT consulting and other services and semiconductor equipment industries benefited from global technological trends toward the development of blockchain technology and surging demand for computing power.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	24.6%
Consumer Discretionary	16.4
Information Technology	13.5
Consumer Staples	10.2
Real Estate	9.8
Materials	9.4
Financials	7.6
Health Care	6.7
Utilities	1.1
Energy	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Pigeon Corp.	0.7%
Advantest Corp.	0.6
Sojitz Corp.	0.6
Orix JREIT Inc.	0.5
Square Enix Holdings Co. Ltd.	0.5
Nihon M&A Center Inc.	0.5
PeptiDream Inc.	0.5
Haseko Corp.	0.5
Asahi Intecc Co. Ltd.	0.5
Ebara Corp.	0.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI Malaysia ETF

Investment Objective

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	9.59%	(1.22)%	5.45%	9.59%	(5.94)%	70.05%
Fund Market	8.69	(1.27)	5.41	8.69	(6.19)	69.30
Index	9.98	(0.96)	5.87	9.98	(4.70)	76.88

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$952.20	$2.36	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Malaysia ETF

Portfolio Management Commentary

Despite a late slowdown, the Malaysian economy posted solid growth for the reporting period. Malaysia’s new government has taken a number of steps to support the economy and financial markets, including allowing foreign direct investment and adopting free trade policies. This translated into increased private and foreign investment in the country. In addition, the government eliminated a consumption tax during the reporting period, helping stimulate consumer spending, which led to a sharp rebound in retail sales. Despite improvements in spending and investment, inflation moderated during the reporting period. In that environment, the Central Bank of Malaysia raised short-term interest rates once during the reporting period, in January 2018.

From a sector perspective, the financials and utilities sectors contributed the most to the Index’s performance. Banks led the advance in the financials sector, benefiting from rising interest income and an increase in lending activity. In the utilities sector, rising profits amid strong economic growth and increased demand for electricity bolstered electric utilities.

The materials and consumer staples sectors were other sources of strength, led by companies in the chemicals and food products industries, respectively. The chemicals industry benefited from rising product prices, which helped offset higher input costs. In contrast, a stronger Malaysian ringgit reduced input costs on imported raw materials for food products companies, which also benefited from rollouts of new products to meet rising demand for convenience foods.

On the downside, the industrials sector detracted the most from the Index’s return. While the new Malaysian government enacted a number of market-friendly policies, its decision to review all existing infrastructure projects weighed on the stocks of construction and engineering companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	32.9%
Utilities	12.5
Consumer Staples	12.2
Industrials	9.2
Telecommunication Services	8.5
Consumer Discretionary	7.3
Health Care	5.9
Materials	5.6
Energy	3.4
Real Estate	2.0
Information Technology	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Public Bank Bhd	13.8%
Tenaga Nasional Bhd	9.2
Malayan Banking Bhd	7.2
CIMB Group Holdings Bhd	5.4
Petronas Chemicals Group Bhd	4.3
Genting Bhd	3.5
Genting Malaysia Bhd	2.9
DiGi.Com Bhd	2.8
IHH Healthcare Bhd	2.6
Maxis Bhd	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI Pacific ex Japan ETF

Investment Objective

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	3.63%	4.96%	5.34%	3.63%	27.37%	68.32%
Fund Market	3.09	5.07	5.41	3.09	28.05	69.34
Index	4.05	5.40	5.73	4.05	30.07	74.58

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$974.40	$2.39	$1,000.00	$1,022.80	$2.45	0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Pacific ex Japan ETF

Portfolio Management Commentary

Australian equities contributed the most to the Index’s return for the reporting period. Australia’s economy strengthened, driven by increased consumer spending, rising exports (especially to China), and higher prices for oil and metals. Energy exports rose particularly sharply, reflecting strong demand from countries across Asia for Australian coal. The unemployment rate hit a six-year low at the end of the reporting period, short-term interest rates remained at a record low, and Australian equities were largely unscathed by the trade tensions that weighed on many stock markets. In that environment, Australian companies posted record corporate profits.

Hong Kong equities were notable contributors to the Index’s performance, benefiting from strong economic growth during the reporting period. In particular, Hong Kong’s unemployment rate dipped to a 20-year low, while consumer confidence rose and retail sales increased sharply.

Singapore and New Zealand also contributed to the Index’s return. Singapore’s export-heavy economy benefited from worldwide demand for semiconductors and other technology products, which helped boost manufacturing. New Zealand companies also benefited from solid export growth.

From a sector perspective, healthcare was the largest contributor to the Index’s return. The biotechnology industry led the advance, benefiting from record profits and robust U.S. sales. Healthcare equipment stocks also contributed to the Index’s performance, led by producers of hearing implants and respiratory care products.

The consumer discretionary sector was another strong contributor to the Index’s return as positive employment trends in the region prompted consumers to increase their discretionary spending. The energy and materials sectors also contributed meaningfully to the Index’s return, benefiting from rising commodities prices — including oil, metals, and coal — and growing demand from China.

On the downside, the industrials sector detracted from the Index’s performance. Capital goods companies with exposure to Chinese exports declined amid a stronger U.S. dollar and escalating trade tensions. Transportation stocks also declined amid weakness in transportation infrastructure and road and rail companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	38.0%
Real Estate	13.4
Materials	10.3
Industrials	8.4
Health Care	6.4
Consumer Staples	6.1
Consumer Discretionary	5.9
Utilities	4.6
Energy	3.4
Telecommunication Services	2.5
Information Technology	1.0

ALLOCATION BY COUNTRY

Country	Percent of Total Investments(a)
Australia	57.8%
Hong Kong	29.8
Singapore	10.5
New Zealand	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® MSCI Singapore ETF

Investment Objective

The iShares MSCI Singapore ETF (the “Fund”) (formerly the iShares MSCI Singapore Capped ETF) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.91%	2.81%	4.40%	0.91%	14.84%	53.87%
Fund Market	0.40	2.91	4.54	0.40	15.42	55.85
Index	1.47	3.17	4.71	1.47	16.89	58.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Singapore Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Singapore 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$904.70	$2.30		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Singapore ETF

Portfolio Management Commentary

Singapore’s economy grew at a solid pace during the reporting period. Manufacturing output was particularly strong, led by electronics and semiconductors, along with biomedical products and transportation engineering. In addition, Singapore’s job market remained robust as its unemployment rate declined to a two-year low. Despite solid economic growth, Singapore’s inflation rate remained low by historical standards. Nonetheless, the improving economy led the country’s central bank, the Monetary Authority of Singapore, to tighten monetary policy for the first time in six years in April 2018. The central bank manages monetary policy not by adjusting interest rates, but rather by manipulating the currency exchange rate. This mechanism is in place because international trade makes up such a large share of the country’s economic growth.

From a sector perspective, financials contributed the most to the Index’s performance for the reporting period, led by the banking industry. Higher interest rates helped drive rising net interest margins, which in turn boosted profitability for many of Singapore’s banks. Growth in lending assets and stronger consumer banking activity also benefited Singapore banks.

On the downside, the industrials sector detracted the most from the Index’s return. Transportation infrastructure stocks struggled amid a decline in shipping activity at some of Asia’s largest ports, reflecting uncertainty in the outlook for global trade amid tariff tensions between the U.S. and China. The telecommunication services and consumer discretionary sectors also detracted from the Index’s performance. Telecommunication services stocks declined amid intensifying price competition. In the consumer discretionary sector, distributors detracted due to slower automotive sales, while the decline in casinos and gaming companies reflected increasing competition for Singaporeans’ gaming dollars.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	48.2%
Industrials	18.0
Real Estate	14.7
Consumer Discretionary	7.4
Telecommunication Services	4.6
Consumer Staples	4.5
Information Technology	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
DBS Group Holdings Ltd.	17.5%
United Overseas Bank Ltd.	13.9
Oversea-Chinese Banking Corp. Ltd.	13.7
Singapore Telecommunications Ltd.	4.6
Keppel Corp. Ltd.	4.4
Ascendas REIT	3.4
Genting Singapore Ltd.	3.3
Wilmar International Ltd.	3.1
Singapore Exchange Ltd.	3.1
Singapore Airlines Ltd.	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2018	iShares® MSCI Taiwan ETF

Investment Objective

The iShares MSCI Taiwan ETF (the “Fund”) (formerly the iShares MSCI Taiwan Capped ETF) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.43%	9.48%	6.90%	4.43%	57.28%	94.80%
Fund Market	4.01	9.65	6.96	4.01	58.48	95.90
Index	4.94	10.21	7.49	4.94	62.62	105.86

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Taiwan Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Taiwan 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,009.60	$2.99		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Taiwan ETF

Portfolio Management Commentary

Taiwan’s economy strengthened during the reporting period. Robust demand for Taiwanese exports used for various technological and machinery applications supported the island nation’s economy. Taiwan’s manufacturing sector, which plays a key role in the production of exported goods, also contributed meaningfully to the country’s economic growth. However, export growth slowed late in the reporting period, reflecting the initial effects of heightened trade tensions between the U.S. and China, as Taiwan is one of the largest suppliers of electronic components to China. In addition, domestic drivers of Taiwan’s economy were muted — consumer confidence moderated and retail sales increased at a relatively modest pace.

From a sector perspective, financials contributed the most to the Index’s return. Taiwanese banks were the leading sources of strength, benefiting from improving economic growth as well as from loans to Taiwanese businesses expanding abroad in Asia. In addition, the mainland Chinese government enacted policies in February 2018 to encourage Taiwanese financial institutions to operate in China.

The consumer staples and materials sectors also contributed to the Index’s return. Consumer staples stocks were helped by gains from food retail and packaged food and meats companies. Profits for these companies rose due to new product launches. In the materials sector, chemicals companies benefited from higher petrochemical refining revenues, as well as a rise in demand and pricing for plastics. Energy stocks also contributed to the Index’s return, benefiting from a sharp increase in the price of oil.

On the downside, consumer discretionary stocks detracted modestly from the Index’s performance. Automobiles and components manufacturers detracted the most from performance as new car sales declined.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	55.6%
Financials	18.1
Materials	10.8
Telecommunication Services	4.0
Consumer Discretionary	3.5
Consumer Staples	3.4
Industrials	2.7
Energy	1.0
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	23.1%
Hon Hai Precision Industry Co. Ltd.	6.9
Formosa Plastics Corp.	2.6
Largan Precision Co. Ltd.	2.6
Nan Ya Plastics Corp.	2.4
Formosa Chemicals & Fibre Corp.	2.3
Cathay Financial Holding Co. Ltd.	2.3
Chunghwa Telecom Co. Ltd.	2.3
CTBC Financial Holding Co. Ltd.	2.1
Uni-President Enterprises Corp.	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2018	iShares® MSCI Thailand ETF

Investment Objective

The iShares MSCI Thailand ETF (the “Fund”) (formerly the iShares MSCI Thailand Capped ETF) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	12.55%	8.83%	11.97%	12.55%	52.68%	209.82%
Fund Market	11.92	9.00	11.99	11.92	53.84	210.45
Index	12.84	9.00	12.32	12.84	53.87	219.68

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$916.40	$2.85		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Thailand ETF

Portfolio Management Commentary

Economic growth in Thailand improved over the course of the reporting period, supported by rapid export growth. Domestically, strong consumer spending, an increase in factory capacity utilization, and greater imports of capital goods contributed to the solid growth in the Thai economy. To further underscore the broad economic strength, Thai business associations representing manufacturing, banking, and trade raised their economic forecasts for 2018 due to improving domestic demand and export activity. Unemployment remained low, consumer confidence rose, and retail sales fluctuated but were strong overall during the reporting period. Despite the robust economic conditions, inflation remained near the low end of the Bank of Thailand’s inflation target range of 1% to 4%. In this environment, the Thai central bank kept short-term interest rates unchanged at 1.5%.

From a sector perspective, the leading contribution to the Index’s performance during the reporting period came from the energy sector. Energy prices rose sharply, led by a significant increase in the price of oil, which led to record profits and strong gains for stocks in the Thai oil, gas, and consumable fuels industry.

The financials and industrials sectors were also noteworthy contributors to the Index’s return. Banks led the advance in the financials sector, benefiting from improved consumer and commercial loan growth. In particular, the Thai government’s infrastructure spending plan drove lending for key construction and transportation projects. In the industrials sector, transportation infrastructure companies were the most significant contributors to the Index’s return. In addition to benefiting from the government’s infrastructure spending plan, transportation infrastructure stocks advanced as the country’s healthy tourism industry continued to grow rapidly.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Energy	21.4%
Financials	18.4
Consumer Staples	11.5
Industrials	10.2
Materials	9.7
Consumer Discretionary	6.6
Real Estate	6.5
Telecommunication Services	6.1
Health Care	4.8
Utilities	2.9
Information Technology	1.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
PTT PCL	11.3%
CPALL PCL	6.8
Airports of Thailand PCL	5.8
Kasikornbank PCL Foreign	5.1
Siam Commercial Bank PCL (The)	4.5
Advanced Info Service PCL	4.3
PTT Exploration & Production PCL	4.1
PTT Global Chemical PCL	3.7
Siam Cement PCL (The)	3.5
Kasikornbank PCL	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Hong Kong ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 0.6%
Minth Group Ltd.(a)	3,946,000	$16,163,271

Banks — 8.4%
Bank of East Asia Ltd. (The)(a)	6,619,610	24,500,207
BOC Hong Kong Holdings Ltd.	19,610,000	95,690,224
Hang Seng Bank Ltd.	4,047,900	109,746,986

		229,937,417

Capital Markets — 6.5%
Hong Kong Exchanges & Clearing Ltd.	6,239,300	177,586,620

Diversified Telecommunication Services — 1.4%
HKT Trust & HKT Ltd.	20,064,500	25,921,343
PCCW Ltd.	22,344,169	11,871,114

		37,792,457

Electric Utilities — 7.1%
CK Infrastructure Holdings Ltd.	3,514,000	25,698,327
CLP Holdings Ltd.	8,704,200	102,302,545
HK Electric Investments & HK Electric Investments Ltd.(a)	14,050,000	14,195,174
Power Assets Holdings Ltd.	7,354,000	51,578,909

		193,774,955

Equity Real Estate Investment Trusts (REITs) — 4.2%
Link REIT	11,389,500	113,475,633

Food & Staples Retailing — 0.6%
Dairy Farm International Holdings Ltd.	1,792,600	16,617,402

Food Products — 1.3%
WH Group Ltd.(b)	46,529,500	35,094,681

Gas Utilities — 3.7%
Hong Kong & China Gas Co. Ltd.	48,925,182	100,731,433

Hotels, Restaurants & Leisure — 8.9%
Galaxy Entertainment Group Ltd.	12,575,000	93,084,063
Melco Resorts & Entertainment Ltd., ADR	1,301,691	31,084,382
MGM China Holdings Ltd.	5,035,488	9,494,989
Sands China Ltd.	12,809,600	62,506,553
Shangri-La Asia Ltd.	6,660,000	10,267,171
SJM Holdings Ltd.	10,638,000	12,035,501
Wynn Macau Ltd.	8,254,000	22,977,729

		241,450,388

Household Durables — 1.6%
Techtronic Industries Co. Ltd.	7,288,147	44,570,711

Industrial Conglomerates — 10.8%
CK Hutchison Holdings Ltd.	14,310,267	164,910,197
Jardine Matheson Holdings Ltd.	1,168,800	73,774,656
Jardine Strategic Holdings Ltd.	1,173,600	42,601,680
NWS Holdings Ltd.	8,256,000	14,705,103

		295,991,636

Insurance — 20.2%
AIA Group Ltd.	63,987,000	551,914,268

Security	Shares	Value

Real Estate Management & Development — 21.4%
CK Asset Holdings Ltd.	13,716,767	$97,778,429
Hang Lung Group Ltd.	4,687,000	13,137,382
Hang Lung Properties Ltd.	10,713,000	21,156,022
Henderson Land Development Co. Ltd.	7,003,148	37,028,200
Hongkong Land Holdings Ltd.	6,218,600	43,032,712
Hysan Development Co. Ltd.	3,325,000	17,050,956
Kerry Properties Ltd.	3,466,500	13,139,214
New World Development Co. Ltd.	32,459,066	43,339,960
Sino Land Co. Ltd.	17,490,000	29,636,892
Sun Hung Kai Properties Ltd.	8,444,000	125,332,977
Swire Pacific Ltd., Class A	2,619,000	29,613,863
Swire Properties Ltd.	6,197,800	24,360,373
Wharf Holdings Ltd. (The)	6,430,150	18,351,025
Wharf Real Estate Investment Co. Ltd.	6,432,150	42,654,819
Wheelock & Co. Ltd.	4,333,357	27,190,795

		582,803,619

Road & Rail — 1.5%
MTR Corp. Ltd.	7,984,083	41,146,678

Semiconductors & Semiconductor Equipment — 0.6%
ASM Pacific Technology Ltd.(a)	1,617,300	17,061,300

Textiles, Apparel & Luxury Goods — 0.7%
Li & Fung Ltd.(a)	31,352,000	8,907,613
Yue Yuen Industrial Holdings Ltd.	3,934,500	10,902,849

		19,810,462

Total Common Stocks — 99.5% (Cost: $2,637,045,650)		2,715,922,931

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	18,423,432	18,428,959
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	663,374	663,374

		19,092,333

Total Short-Term Investments — 0.7% (Cost: $19,091,576)		19,092,333

Total Investments in Securities — 100.2% (Cost: $2,656,137,226)		2,735,015,264

Other Assets, Less Liabilities — (0.2)%		(5,393,810)

Net Assets — 100.0%		$2,729,621,454

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Hong Kong ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	33,422,824	(14,999,392)	18,423,432	$18,428,959	$601,444	(b)	$5,833		$(4,987)
BlackRock Cash Funds: Treasury, SL Agency Shares	109,004	554,370	663,374	663,374	53,871		—		—

				$19,092,333	$655,315		$5,833		$(4,987)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Hang Seng Index	76	09/27/18	$13,442	$(212,247)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$212,247

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(468,215)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(318,749)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,018,098

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Hong Kong ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,715,922,931	$—	$—	$2,715,922,931
Money Market Funds	19,092,333	—	—	19,092,333

	$2,735,015,264	$—	$—	$2,735,015,264

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(212,247)	$—	$—	$(212,247)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.0%
Jamco Corp.(a)	3,700	$105,609

Air Freight & Logistics — 0.3%
Kintetsu World Express Inc.	14,800	293,237
Konoike Transport Co. Ltd.	11,100	183,090
Maruwa Unyu Kikan Co. Ltd.	3,700	125,463
Mitsui-Soko Holdings Co. Ltd.(b)	37,000	125,130

		726,920
Auto Components — 3.3%
Aisan Industry Co. Ltd.	11,100	94,298
Akebono Brake Industry Co. Ltd.(a)(b)	33,300	76,279
Daido Metal Co. Ltd.	11,100	95,399
Daikyonishikawa Corp.	14,800	184,324
Eagle Industry Co. Ltd.	7,400	105,042
Exedy Corp.	11,100	349,862
FCC Co. Ltd.	11,100	344,857
Futaba Industrial Co. Ltd.	18,500	123,962
G-Tekt Corp.	7,400	123,528
Ichikoh Industries Ltd.(a)	11,100	125,230
Kasai Kogyo Co. Ltd.	7,400	81,618
Keihin Corp.	14,800	311,923
KYB Corp.	7,400	303,982
Mitsuba Corp.	11,100	91,495
Musashi Seimitsu Industry Co. Ltd.	7,400	249,926
NHK Spring Co. Ltd.	70,300	744,938
Nifco Inc./Japan	29,600	814,177
Nippon Seiki Co. Ltd.	18,500	344,524
Nissin Kogyo Co. Ltd.	14,800	248,124
Pacific Industrial Co. Ltd.	14,800	240,382
Piolax Inc.	11,100	243,652
Press Kogyo Co. Ltd.	33,300	174,781
Riken Corp.	3,700	194,869
Sanden Holdings Corp.(a)(b)	7,400	97,368
Shoei Co. Ltd.	4,000	170,627
Showa Corp.	18,500	295,640
Sumitomo Riko Co. Ltd.	14,800	144,416
Tachi-S Co. Ltd.	11,100	177,083
Taiho Kogyo Co. Ltd.	7,400	77,747
Tokai Rika Co. Ltd.	18,500	390,571
Topre Corp.	11,100	270,680
Toyo Tire & Rubber Co. Ltd.	37,000	608,297
Toyota Boshoku Corp.	22,200	388,803
TPR Co. Ltd.	7,400	174,047
TS Tech Co. Ltd.	14,800	559,913
Unipres Corp.	14,800	288,566
Yorozu Corp.	7,400	110,715

		9,421,645
Automobiles — 0.1%
Nissan Shatai Co. Ltd.	22,200	197,004

Banks — 5.1%
77 Bank Ltd. (The)	18,500	431,113
Aichi Bank Ltd. (The)	3,700	165,004
Akita Bank Ltd. (The)	7,400	190,798
Aomori Bank Ltd. (The)	7,400	218,560
Awa Bank Ltd. (The)	74,000	479,831
Bank of Iwate Ltd. (The)	7,400	330,342
Bank of Nagoya Ltd. (The)(a)	3,700	127,966

Security	Shares	Value

Banks (continued)
Bank of Okinawa Ltd. (The)	7,400	$288,632
Bank of Saga Ltd. (The)	3,700	76,713
Bank of the Ryukyus Ltd.	14,800	176,183
Chiba Kogyo Bank Ltd. (The)	18,500	81,918
Chugoku Bank Ltd. (The)	59,200	648,138
Chukyo Bank Ltd. (The)	3,700	77,047
Daishi Bank Ltd. (The)	7,400	297,308
Ehime Bank Ltd. (The)	11,100	122,727
Eighteenth Bank Ltd. (The)	37,000	119,791
Gunma Bank Ltd. (The)	118,400	605,427
Hachijuni Bank Ltd. (The)	129,500	579,267
Hiroshima Bank Ltd. (The)	88,800	622,245
Hokkoku Bank Ltd. (The)	7,400	290,634
Hokuetsu Bank Ltd. (The)	7,400	149,355
Hokuhoku Financial Group Inc.	40,700	571,125
Hyakugo Bank Ltd. (The)	74,000	306,317
Hyakujushi Bank Ltd. (The)	74,000	218,893
Iyo Bank Ltd. (The)	88,800	580,602
Jimoto Holdings Inc.	59,200	93,430
Juroku Bank Ltd. (The)	11,100	288,599
Kansai Mirai Financial Group Inc.(b)	29,674	269,752
Keiyo Bank Ltd. (The)	74,000	317,662
Kiyo Bank Ltd. (The)	22,200	340,152
Kyushu Financial Group Inc.	114,700	558,579
Miyazaki Bank Ltd. (The)	3,700	108,613
Musashino Bank Ltd. (The)	11,100	322,334
Nanto Bank Ltd. (The)	11,100	286,897
Nishi-Nippon Financial Holdings Inc.	51,800	603,092
North Pacific Bank Ltd.	99,900	337,850
Ogaki Kyoritsu Bank Ltd. (The)	11,100	280,891
Oita Bank Ltd. (The)	3,700	129,801
San ju San Financial Group Inc.(b)	3,700	73,176
San-in Godo Bank Ltd. (The)	51,800	437,253
Senshu Ikeda Holdings Inc.	88,800	314,726
Shiga Bank Ltd. (The)	74,000	369,716
Shikoku Bank Ltd. (The)	14,800	174,581
Suruga Bank Ltd.	74,000	402,417
Tochigi Bank Ltd. (The)	33,300	111,415
Toho Bank Ltd. (The)	70,300	261,204
Tokyo Kiraboshi Financial Group Inc.	7,430	167,650
TOMONY Holdings Inc.	51,800	216,758
Towa Bank Ltd. (The)	11,100	102,706
Yamagata Bank Ltd. (The)	7,400	164,437
Yamanashi Chuo Bank Ltd. (The)	37,000	133,138

		14,622,765
Beverages — 0.6%
Ito En Ltd.	18,500	814,177
Sapporo Holdings Ltd.	22,200	465,482
Takara Holdings Inc.	55,500	551,572

		1,831,231
Biotechnology —0.8%
GNI Group Ltd.(b)	3,899	139,595
HEALIOS KK(a)(b)	3,700	60,830
Japan Tissue Engineering Co. Ltd.(b)	7,400	79,349
PeptiDream Inc.(a)(b)	33,300	1,303,350
SanBio Co. Ltd.(b)	7,400	274,952
Takara Bio Inc.	18,500	461,144

		2,319,220

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products — 1.7%
Aica Kogyo Co. Ltd.	18,500	$713,239
Bunka Shutter Co. Ltd.	18,500	137,643
Central Glass Co. Ltd.	14,800	350,630
Maeda Kosen Co. Ltd.	7,400	133,071
Nichias Corp.	39,000	508,229
Nichiha Corp.	11,100	312,324
Nippon Sheet Glass Co. Ltd.	33,300	352,265
Nitto Boseki Co. Ltd.	7,600	175,255
Noritz Corp.	11,100	168,575
Okabe Co. Ltd.	14,800	135,874
Sankyo Tateyama Inc.	11,100	137,943
Sanwa Holdings Corp.	70,300	807,703
Sekisui Jushi Corp.	11,100	220,128
Sinko Industries Ltd.	7,400	112,517
Takara Standard Co. Ltd.	11,100	180,587
Takasago Thermal Engineering Co. Ltd.	18,500	328,006

		4,773,989
Capital Markets — 1.0%
Ichiyoshi Securities Co. Ltd.	14,800	148,420
Jafco Co. Ltd.	11,100	413,929
kabu.com Securities Co. Ltd.	51,800	173,780
Kyokuto Securities Co. Ltd.	7,400	94,832
M&A Capital Partners Co. Ltd.(a)(b)	3,700	225,567
Marusan Securities Co. Ltd.	18,500	158,498
Matsui Securities Co. Ltd.	40,700	431,280
Monex Group Inc.(a)	66,600	317,729
Okasan Securities Group Inc.	37,000	177,851
SPARX Group Co. Ltd.	33,300	78,982
Strike Co. Ltd.(a)	3,700	125,797
Tokai Tokyo Financial Holdings Inc.	77,700	451,968
Uzabase Inc.(b)	3,700	108,446

		2,907,079
Chemicals — 6.2%
Achilles Corp.	7,400	152,491
ADEKA Corp.	29,600	490,909
C.I. Takiron Corp.	7,400	41,109
Chugoku Marine Paints Ltd.	22,200	220,028
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	3,700	114,452
Denka Co. Ltd.	29,600	1,015,719
DIC Corp.	25,900	921,455
Fujimi Inc.	7,400	200,074
Fujimori Kogyo Co. Ltd.	7,400	232,574
Fuso Chemical Co. Ltd.(a)	7,400	184,858
Hodogaya Chemical Co. Ltd.	3,700	112,283
Ishihara Sangyo Kaisha Ltd.(b)	11,100	165,972
JCU Corp.	7,400	181,588
JSP Corp.	3,700	93,697
Kanto Denka Kogyo Co. Ltd.	14,800	156,963
KH Neochem Co. Ltd.	11,100	415,430
Koatsu Gas Kogyo Co. Ltd.	11,100	83,887
Konishi Co. Ltd.	11,100	175,682
Kumiai Chemical Industry Co. Ltd.	33,349	284,813
Kureha Corp.	7,400	522,541
Lintec Corp.	18,500	507,192
Nihon Nohyaku Co. Ltd.	18,500	131,970
Nihon Parkerizing Co. Ltd.	33,300	442,959
Nippon Kayaku Co. Ltd.	48,100	566,087
Nippon Shokubai Co. Ltd.	11,100	819,849
Nippon Soda Co. Ltd.	37,000	211,553

Security	Shares	Value

Chemicals (continued)
Nippon Valqua Industries Ltd.	3,700	$108,279
NOF Corp.	25,900	861,893
Okamoto Industries Inc.	19,000	209,388
Osaka Soda Co. Ltd.	3,700	105,443
Sakai Chemical Industry Co. Ltd.	3,700	97,167
Sakata INX Corp.	14,800	197,271
Sanyo Chemical Industries Ltd.	3,700	180,187
Sekisui Plastics Co. Ltd.	7,400	67,603
Shikoku Chemicals Corp.	11,100	146,352
Shin-Etsu Polymer Co. Ltd.	14,800	124,796
Stella Chemifa Corp.(a)	3,700	133,138
Sumitomo Bakelite Co. Ltd.	74,000	731,424
Sumitomo Seika Chemicals Co. Ltd.	3,700	190,531
T. Hasegawa Co. Ltd.	7,400	145,818
Taiyo Holdings Co. Ltd.	7,400	292,303
Takasago International Corp.	3,700	131,303
Tanaka Chemical Corp.(a)(b)	3,700	50,285
Tayca Corp.	3,700	92,596
Tenma Corp.	7,400	123,461
Toagosei Co. Ltd.	40,700	463,580
Tokai Carbon Co. Ltd.(a)	70,300	1,259,105
Tokuyama Corp.	22,200	682,707
Tokyo Ohka Kogyo Co. Ltd.	11,100	356,870
Toyo Ink SC Holdings Co. Ltd.	14,800	379,860
Toyobo Co. Ltd.	29,600	541,361
Ube Industries Ltd.	37,000	943,311
W-Scope Corp.(a)	11,100	92,796
Zeon Corp.	51,800	556,376

		17,711,339
Commercial Services &Supplies — 1.6%
Aeon Delight Co. Ltd.	7,400	266,943
Bell System24 Holdings Inc.	11,100	191,098
Central Security Patrols Co. Ltd.	3,700	137,142
Daiseki Co. Ltd.	14,860	392,523
Duskin Co. Ltd.	14,800	356,903
Itoki Corp.	14,800	81,551
Kokuyo Co. Ltd.	29,600	514,934
Matsuda Sangyo Co. Ltd.	7,460	104,212
Mitsubishi Pencil Co. Ltd.(a)	14,800	268,411
Nichiban Co. Ltd.	3,700	90,360
Nippon Kanzai Co. Ltd.	7,400	142,147
Nippon Parking Development Co. Ltd.	70,300	109,680
Okamura Corp.	22,200	303,314
Oyo Corp.	7,400	93,697
Pilot Corp.	11,100	633,657
Prestige International Inc.	18,500	213,221
Relia Inc.	14,800	193,000
Sato Holdings Corp.	7,400	239,582
Toppan Forms Co. Ltd.	18,500	182,356

		4,514,731
Communications Equipment — 0.1%
Denki Kogyo Co. Ltd.	3,700	113,618
Icom Inc.	3,700	81,584

		195,202
Construction & Engineering — 4.8%
Chiyoda Corp.(a)	62,900	462,312
Chudenko Corp.	11,100	262,071
COMSYS Holdings Corp.	40,700	1,106,647
Dai-Dan Co. Ltd.	3,700	94,531

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Daiho Corp.	37,000	$196,871
Fudo Tetra Corp.	66,600	126,131
Fukuda Corp.	3,700	185,859
Hazama Ando Corp.	62,900	473,090
Hibiya Engineering Ltd.	7,400	126,931
Kandenko Co. Ltd.	33,300	334,246
Kinden Corp.	48,100	760,421
Kumagai Gumi Co. Ltd.	11,100	300,812
Kyowa Exeo Corp.	29,600	830,193
Kyudenko Corp.	14,800	564,585
Maeda Corp.	48,100	575,630
Maeda Road Construction Co. Ltd.	22,200	431,447
Mirait Holdings Corp.	22,200	348,561
Nippo Corp.	19,100	355,525
Nippon Densetsu Kogyo Co. Ltd.	11,100	216,124
Nippon Koei Co. Ltd.	3,700	93,931
Nippon Road Co. Ltd. (The)	3,700	204,879
Nishimatsu Construction Co. Ltd.	18,700	448,760
Okumura Corp.	11,100	337,850
OSJB Holdings Corp.(a)	48,100	124,496
Penta-Ocean Construction Co. Ltd.	99,900	587,409
Raito Kogyo Co. Ltd.	14,800	186,860
Sanki Engineering Co. Ltd.	14,800	160,566
Shinnihon Corp.	11,100	118,723
SHO-BOND Holdings Co. Ltd.	7,400	519,872
Sumitomo Densetsu Co. Ltd.	7,400	124,596
Sumitomo Mitsui Construction Co. Ltd.	59,200	391,873
Taihei Dengyo Kaisha Ltd.	3,700	91,728
Taikisha Ltd.	7,400	239,248
Takamatsu Construction Group Co. Ltd.	3,700	96,333
Tekken Corp.	3,700	93,163
Toa Corp./Tokyo	3,700	98,936
Toda Corp.	77,700	540,960
Tokyu Construction Co. Ltd.	29,640	273,185
Toshiba Plant Systems & Services Corp.	18,500	400,748
Totetsu Kogyo Co. Ltd.	7,400	199,073
Toyo Construction Co. Ltd.	25,900	95,299
Toyo Engineering Corp.(a)(b)	11,100	96,200
Yahagi Construction Co. Ltd.	11,100	82,986
Yokogawa Bridge Holdings Corp.	11,100	223,031
Yurtec Corp.	11,100	88,492

		13,671,184
Construction Materials — 0.2%
Sumitomo Osaka Cement Co. Ltd.	148,000	635,325

Consumer Finance — 0.5%
Aiful Corp.(a)(b)	118,400	363,043
Hitachi Capital Corp.	18,500	515,534
J Trust Co. Ltd.(a)	22,200	152,558
Jaccs Co. Ltd.	7,400	161,901
Orient Corp.(a)	162,800	230,506

		1,423,542
Containers & Packaging — 0.6%
FP Corp.	7,400	417,766
Fuji Seal International Inc.(a)	14,800	523,209
Pack Corp. (The)	3,700	105,109
Rengo Co. Ltd.	62,900	541,160

		1,587,244

Security	Shares	Value

Distributors — 0.5%
Arata Corp.	3,700	$175,515
Canon Marketing Japan Inc.	18,500	392,240
Doshisha Co. Ltd.	7,400	151,290
PALTAC Corp.	11,100	604,626

		1,323,671
Diversified Consumer Services — 0.1%
Meiko Network Japan Co. Ltd.	7,400	71,274
Studio Alice Co. Ltd.	3,700	82,686

		153,960
Diversified Financial Services — 0.8%
Financial Products Group Co. Ltd.	25,900	285,662
Fuyo General Lease Co. Ltd.	7,400	445,128
IBJ Leasing Co. Ltd.	11,100	290,201
Japan Investment Adviser Co. Ltd.(a)	3,700	148,487
Japan Securities Finance Co. Ltd.	33,300	185,592
Ricoh Leasing Co. Ltd.	3,700	122,627
Zenkoku Hosho Co. Ltd.	18,500	750,778

		2,228,475
Electric Utilities — 0.7%
Hokkaido Electric Power Co. Inc.(a)	62,900	429,979
Hokuriku Electric Power Co.(b)	59,200	583,004
Okinawa Electric Power Co. Inc. (The)	14,812	298,551
Shikoku Electric Power Co. Inc.	51,800	689,981

		2,001,515
Electrical Equipment — 1.6%
Chiyoda Integre Co. Ltd.	3,700	76,212
Cosel Co. Ltd.	7,400	89,092
Daihen Corp.	37,000	202,543
Denyo Co. Ltd.	7,400	110,381
FDK Corp.(a)(b)	37,000	57,727
Fujikura Ltd.	85,100	526,479
Furukawa Electric Co. Ltd.	25,900	893,426
Futaba Corp.	11,100	205,913
GS Yuasa Corp.	111,000	548,568
Idec Corp./Japan	11,100	232,741
Nippon Carbon Co. Ltd.(a)	3,700	228,570
Nissin Electric Co. Ltd.	18,500	164,170
Nitto Kogyo Corp.	7,400	125,864
Sanyo Denki Co. Ltd.	3,700	198,205
Sinfonia Technology Co. Ltd.	37,000	132,804
Tatsuta Electric Wire and Cable Co. Ltd.	14,800	81,151
Toyo Tanso Co. Ltd.	3,700	108,613
Ushio Inc.	40,700	538,091

		4,520,550
Electronic Equipment, Instruments & Components — 4.7%
Ai Holdings Corp.	14,800	334,613
Amano Corp.	18,500	387,568
Anritsu Corp.	48,100	755,216
Azbil Corp.	22,200	970,005
Canon Electronics Inc.	7,400	155,761
Citizen Watch Co. Ltd.	107,300	737,364
CMK Corp.	14,800	104,241
CONEXIO Corp.	3,700	71,274
Daiwabo Holdings Co. Ltd.	7,400	442,458
Dexerials Corp.	18,500	203,878
Elematec Corp.	3,700	83,753
Enplas Corp.	3,700	105,943
ESPEC Corp.	3,700	76,079
Hioki E.E. Corp.	3,700	135,307

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Hochiki Corp.	3,700	$54,957
Horiba Ltd.	14,800	918,285
Hosiden Corp.	18,500	179,686
Ibiden Co. Ltd.	40,700	592,414
Iriso Electronics Co. Ltd.	7,400	418,434
Japan Aviation Electronics Industry Ltd.	17,000	311,530
Japan Cash Machine Co. Ltd.	7,400	89,826
Japan Display Inc.(b)	210,900	319,531
Kaga Electronics Co. Ltd.	7,400	143,816
Koa Corp.	7,400	148,754
Macnica Fuji Electronics Holdings Inc.	14,800	266,276
Maruwa Co. Ltd./Aichi	3,700	276,954
Nichicon Corp.	18,500	212,220
Nippon Ceramic Co. Ltd.	7,400	199,073
Nippon Chemi-Con Corp.	3,700	121,793
Nippon Signal Co. Ltd.	18,500	190,531
Nissha Co. Ltd.(a)	14,800	308,586
Nohmi Bosai Ltd.	7,400	156,896
Ohara Inc.	3,700	93,664
Oki Electric Industry Co. Ltd.	29,600	373,987
Optex Group Co. Ltd.	11,100	247,857
Osaki Electric Co. Ltd.	7,400	54,523
Riken Keiki Co. Ltd.	3,700	82,252
Ryosan Co. Ltd.	7,400	279,289
Ryoyo Electro Corp.	7,400	118,790
Sanshin Electronics Co. Ltd.	3,700	63,633
SIIX Corp.(a)	11,100	223,431
Taiyo Yuden Co. Ltd.	40,700	1,202,079
Tamura Corp.	22,200	161,167
Topcon Corp.	37,000	647,337
UKC Holdings Corp.	3,700	81,718
V Technology Co. Ltd.	1,700	292,519

		13,395,268
Energy Equipment & Services — 0.2%
Modec Inc.	7,400	224,566
Shinko Plantech Co. Ltd.	14,800	138,944
Toyo Kanetsu KK	3,700	109,780

		473,290
Equity Real Estate Investment Trusts (REITs) — 7.7%
Activia Properties Inc.	222	979,014
Advance Residence Investment Corp.	444	1,135,977
AEON REIT Investment Corp.	518	558,245
Comforia Residential REIT Inc.	222	524,543
Daiwa Office Investment Corp.	111	677,702
Frontier Real Estate Investment Corp.	185	746,607
Fukuoka REIT Corp.	259	398,012
Global One Real Estate Investment Corp.	296	301,646
GLP J-REIT	1,036	1,039,877
Hankyu REIT Inc.	185	234,076
Heiwa Real Estate REIT Inc.	333	322,834
Hoshino Resorts REIT Inc.	74	375,723
Hulic Reit Inc.	370	544,898
Ichigo Office REIT Investment	481	387,368
Industrial & Infrastructure Fund Investment Corp.	518	541,895
Invesco Office J-Reit Inc.	3,071	443,403
Invincible Investment Corp.	2,072	899,732
Japan Excellent Inc.	444	580,601
Japan Hotel REIT Investment Corp.	1,480	1,123,831
Japan Logistics Fund Inc.	296	564,051

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Japan Rental Housing Investments Inc.	592	$480,498
Kenedix Office Investment Corp.	148	920,954
Kenedix Residential Next Investment Corp.	296	458,075
Kenedix Retail REIT Corp.	185	396,911
LaSalle Logiport REIT	407	378,058
MCUBS MidCity Investment Corp.	592	449,532
Mitsubishi Estate Logistics REIT Investment Corp.	111	254,364
Mitsui Fudosan Logistics Park Inc.	74	214,556
Mori Hills REIT Investment Corp.	555	704,230
Mori Trust Hotel Reit Inc.	111	146,252
Mori Trust Sogo REIT Inc.	370	541,561
Nippon Accommodations Fund Inc.	148	674,032
NIPPON REIT Investment Corp.	185	593,949
Orix JREIT Inc.	962	1,504,359
Premier Investment Corp.	481	492,343
Sekisui House Reit Inc.	1,295	842,039
Tokyu REIT Inc.	333	461,878

		21,893,626
Food & Staples Retailing — 3.4%
Ain Holdings Inc.	11,100	850,881
Arcs Co. Ltd.	14,800	363,844
Axial Retailing Inc.	3,700	130,135
Belc Co. Ltd.	3,700	195,536
Cawachi Ltd.	3,700	70,807
Cocokara fine Inc.	7,400	441,791
Cosmos Pharmaceutical Corp.	3,700	776,471
Create SD Holdings Co. Ltd.	11,100	258,368
Daikokutenbussan Co. Ltd.(a)	3,700	143,148
Genky DrugStores Co. Ltd.(a)	3,700	134,473
Heiwado Co. Ltd.	11,100	291,102
Kansai Super Market Ltd.	3,700	38,607
Kato Sangyo Co. Ltd.	7,400	240,916
Kobe Bussan Co. Ltd.	3,700	181,855
Kusuri no Aoki Holdings Co. Ltd.	4,800	351,066
Life Corp.	3,700	90,293
Matsumotokiyoshi Holdings Co. Ltd.	29,600	1,121,161
Ministop Co. Ltd.	7,400	134,206
Mitsubishi Shokuhin Co. Ltd.	3,700	102,273
Nihon Chouzai Co. Ltd.	3,700	115,620
Qol Co. Ltd.	7,400	147,753
Retail Partners Co. Ltd.	8,000	115,435
San-A Co. Ltd.	7,400	345,691
Shoei Foods Corp.	3,700	132,971
Sogo Medical Co. Ltd.	7,400	152,224
Sugi Holdings Co. Ltd.	14,800	732,759
United Super Markets Holdings Inc.	18,500	211,886
Valor Holdings Co. Ltd.	14,800	314,593
Welcia Holdings Co. Ltd.	18,500	855,887
Yakuodo Co. Ltd.	3,700	124,462
Yaoko Co. Ltd.	7,400	411,760
Yokohama Reito Co. Ltd.	18,500	150,990

		9,728,964
Food Products — 4.3%
Ariake Japan Co. Ltd.	7,400	667,358
Chubu Shiryo Co. Ltd.	7,400	100,104
DyDo Group Holdings Inc.	3,700	179,519
Ezaki Glico Co. Ltd.	14,800	746,106
Feed One Co. Ltd.	29,600	54,723
Fuji Oil Holdings Inc.	18,500	563,918

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Fujicco Co. Ltd.	7,400	$161,768
Fujiya Co. Ltd.	3,700	82,052
Hokuto Corp.	7,400	127,265
House Foods Group Inc.	22,200	659,683
Itoham Yonekyu Holdings Inc.	51,800	385,399
J-Oil Mills Inc.	3,700	127,132
Kagome Co. Ltd.	29,600	840,871
Kameda Seika Co. Ltd.	3,700	164,337
Kenko Mayonnaise Co. Ltd.	3,700	98,168
Kewpie Corp.	37,000	893,592
KEY Coffee Inc.	7,400	141,146
Kotobuki Spirits Co. Ltd.	7,400	327,005
Marudai Food Co. Ltd.	37,000	145,484
Maruha Nichiro Corp.	14,800	514,533
Megmilk Snow Brand Co. Ltd.	18,500	467,818
Mitsui Sugar Co. Ltd.	7,400	202,210
Morinaga & Co. Ltd./Japan	14,800	576,597
Morinaga Milk Industry Co. Ltd.	14,800	402,417
Nichirei Corp.	37,200	936,668
Nippon Beet Sugar Manufacturing Co. Ltd.	7,400	130,802
Nippon Flour Mills Co. Ltd.	18,500	309,988
Nippon Suisan Kaisha Ltd.	103,600	569,924
Nisshin OilliO Group Ltd. (The)	7,400	200,541
Prima Meat Packers Ltd.(a)	37,000	184,191
Riken Vitamin Co. Ltd.	3,700	130,469
Rock Field Co. Ltd.	7,400	122,394
Rokko Butter Co. Ltd.	3,700	88,525
S Foods Inc.	7,400	290,634
Sakata Seed Corp.	11,100	384,899
Showa Sangyo Co. Ltd.	7,400	195,269
Warabeya Nichiyo Holdings Co. Ltd.	7,400	146,018

		12,319,527
Gas Utilities — 0.3%
K&O Energy Group Inc.	7,400	119,391
Nippon Gas Co. Ltd.	14,800	700,726
Shizuoka Gas Co. Ltd.	18,500	152,491

		972,608
Health Care Equipment & Supplies — 2.0%
Asahi Intecc Co. Ltd.	33,300	1,271,818
Eiken Chemical Co. Ltd.	11,100	230,339
Fukuda Denshi Co. Ltd.	3,700	253,262
Hogy Medical Co. Ltd.	7,400	256,266
JEOL Ltd.	37,000	385,399
Mani Inc.	7,400	324,002
Menicon Co. Ltd.	7,400	169,843
Nagaileben Co. Ltd.	7,400	172,979
Nakanishi Inc.	22,200	447,263
Nihon Kohden Corp.	29,600	867,566
Nikkiso Co. Ltd.	18,500	221,062
Nipro Corp.	51,800	693,252
Paramount Bed Holdings Co. Ltd.	7,400	341,020
Seed Co. Ltd/Tokyo	3,700	70,473

		5,704,544
Health Care Providers & Services — 1.2%
AS ONE Corp.	3,700	267,277
BML Inc.	7,400	207,882
Japan Lifeline Co. Ltd.(a)	18,500	355,201
Miraca Holdings Inc.	18,500	512,197
NichiiGakkan Co. Ltd.	14,800	124,796

Security	Shares	Value

Health Care Providers & Services (continued)
Ship Healthcare Holdings Inc.	14,800	$570,591
Solasto Corp.	18,500	213,054
Toho Holdings Co. Ltd.	18,500	488,339
Tokai Corp./Gifu	7,400	167,641
Tsukui Corp.	22,200	211,019
Vital KSK Holdings Inc.	14,800	168,441

		3,286,438
Health Care Technology — 0.0%
Medical Data Vision Co. Ltd.(a)(b)	7,400	126,598

Hotels, Restaurants & Leisure — 3.8%
Aeon Fantasy Co. Ltd.	3,700	129,801
Arcland Service Holdings Co. Ltd.	3,700	66,836
Atom Corp.	33,300	317,729
BRONCO BILLY Co. Ltd.	3,700	113,785
Colowide Co. Ltd.	22,200	617,640
Create Restaurants Holdings Inc.(a)	14,800	177,250
Daisyo Corp.	3,700	55,991
Doutor Nichires Holdings Co. Ltd.	11,100	195,703
Fuji Kyuko Co. Ltd.(a)	7,400	212,220
Fujita Kanko Inc.(a)	3,700	113,785
Hiday Hidaka Corp.	7,459	151,353
HIS Co. Ltd.	14,800	487,171
Ichibanya Co. Ltd.	3,700	150,323
Kappa Create Co. Ltd.	11,100	135,040
Kisoji Co. Ltd.	7,400	174,114
KNT-CT Holdings Co. Ltd.(b)	3,700	42,444
Komeda Holdings Co. Ltd.	14,800	286,430
Koshidaka Holdings Co. Ltd.	14,800	156,295
Kura Corp.	3,700	219,561
Kyoritsu Maintenance Co. Ltd.	11,180	530,341
Matsuya Foods Co. Ltd.	3,700	121,292
Monogatari Corp. (The)	900	84,412
MOS Food Services Inc.	11,100	293,804
Ohsho Food Service Corp.	3,700	241,917
Pepper Food Service Co. Ltd.(a)	3,700	127,465
Plenus Co. Ltd.	7,400	123,795
Resorttrust Inc.	29,600	479,964
Ringer Hut Co. Ltd.	7,400	157,563
Round One Corp.	25,900	341,487
Royal Holdings Co. Ltd.	11,100	275,786
Saizeriya Co. Ltd.	11,100	223,231
Skylark Holdings Co. Ltd.(a)	70,300	1,006,142
St. Marc Holdings Co. Ltd.	7,400	173,914
Sushiro Global Holdings Ltd.	7,400	421,770
TKP Corp.(a)(b)	3,700	129,634
Tokyo Dome Corp.	33,300	281,392
Tokyotokeiba Co. Ltd.	7,400	289,300
Toridoll Holdings Corp.(a)	7,400	167,907
Tosho Co. Ltd.	7,400	287,965
WATAMI Co. Ltd.(a)	7,400	82,085
Yoshinoya Holdings Co. Ltd.(a)	22,200	374,788
Zensho Holdings Co. Ltd.	33,300	671,796

		10,691,221
Household Durables — 1.9%
Alpine Electronics Inc.	14,800	329,675
Chofu Seisakusho Co. Ltd.	7,400	160,900
Clarion Co. Ltd.	37,000	106,444
Cleanup Corp.	7,400	50,786
ES-Con Japan Ltd.	11,100	84,287

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Foster Electric Co. Ltd.	7,400	$103,974
France Bed Holdings Co. Ltd.	11,100	93,997
Fujitsu General Ltd.	22,200	366,780
Haseko Corp.	99,900	1,297,344
Hinokiya Group Co. Ltd.	3,700	97,134
JVC Kenwood Corp.	48,100	137,075
LEC Inc.	4,200	206,809
Misawa Homes Co. Ltd.	7,400	58,728
Pioneer Corp.(a)(b)	118,400	138,811
Pressance Corp.	14,800	227,035
Sangetsu Corp.	18,500	354,033
Starts Corp. Inc.	11,100	252,862
Sumitomo Forestry Co. Ltd.	48,100	779,074
Tamron Co. Ltd.	7,400	147,086
Token Corp.	3,720	264,025
Zojirushi Corp.	14,800	198,873

		5,455,732

Household Products — 0.8%
Earth Corp.	3,700	168,174
Pigeon Corp.	40,700	1,971,042
S.T. Corp.	3,700	68,271

		2,207,487

Independent Power and Renewable Electricity Producers — 0.0%
eRex Co. Ltd.	11,100	115,119

Industrial Conglomerates — 0.3%
Katakura Industries Co. Ltd.	7,400	88,692
Nisshinbo Holdings Inc.	51,800	582,537
TOKAI Holdings Corp.	33,300	322,834

		994,063

Insurance — 0.1%
Anicom Holdings Inc.(a)	7,400	250,593

Internet & Direct Marketing Retail — 0.3%
ASKUL Corp.(a)	7,400	214,222
Belluna Co. Ltd.	18,500	204,211
Open Door Inc.(b)	3,700	111,616
Yume No Machi Souzou Iinkai Co. Ltd.(a)	7,400	223,231

		753,280

Internet Software &Services — 1.0%
Ateam Inc.	3,700	70,540
COOKPAD Inc.	22,200	94,698
Dip Corp.	11,100	265,475
F@N Communications Inc.	14,800	91,028
GMO Internet Inc.	25,900	449,399
Gree Inc.	40,700	206,647
Gurunavi Inc.	11,100	91,595
Infomart Corp.(a)	33,300	393,708
Internet Initiative Japan Inc.	11,100	237,546
Istyle Inc.(a)	14,800	180,053
Mixi Inc.	14,800	363,310
Rakus Co. Ltd.	7,400	140,345
UNITED Inc./Japan(a)	3,700	102,273
ZIGExN Co. Ltd.(b)	18,500	137,142

		2,823,759

IT Services — 3.0%
Comture Corp.	3,700	130,469
Digital Garage Inc.	11,100	380,394
Digital Hearts Holdings Co. Ltd.	3,700	49,585

Security	Shares	Value

IT Services (continued)
DTS Corp.	7,400	$303,982
Future Corp.	7,400	119,190
GMO Payment Gateway Inc.(a)	6,074	724,158
Ines Corp.	11,100	122,527
Infocom Corp.	3,700	117,622
Information Services International-Dentsu Ltd.	3,700	130,969
Itochu Techno-Solutions Corp.	37,000	820,850
Kanematsu Electronics Ltd.	3,700	126,298
Mitsubishi Research Institute Inc.	3,700	140,979
NEC Networks &System Integration Corp.	7,400	173,914
NET One Systems Co. Ltd.	29,600	687,112
Nihon Unisys Ltd.	25,900	634,157
NS Solutions Corp.	14,800	479,830
NSD Co. Ltd.	14,800	309,788
Remixpoint Inc.(a)	11,100	107,211
SCSK Corp.	18,556	883,579
SHIFT Inc.(b)	3,700	162,835
TIS Inc.	25,948	1,254,284
TKC Corp.	7,400	288,632
Transcosmos Inc.(a)	11,100	268,778

		8,417,143

Leisure Products — 0.5%
Fields Corp.	7,400	60,796
Heiwa Corp.	18,516	444,344
Mars Engineering Corp.	3,700	77,113
Mizuno Corp.	7,400	197,605
Tomy Co. Ltd.	29,600	292,036
Universal Entertainment Corp.(a)(b)	7,400	247,256
Yonex Co. Ltd.	22,200	134,540

		1,453,690

Life Sciences Tools & Services — 0.1%
CMIC Holdings Co. Ltd.	3,700	79,616
EPS Holdings Inc.	11,100	226,535
Linical Co. Ltd.	3,700	57,292

		363,443

Machinery — 6.3%
Aichi Corp.	11,100	62,865
Aida Engineering Ltd.	18,500	166,506
Anest Iwata Corp.	14,800	146,819
Asahi Diamond Industrial Co. Ltd.	18,500	137,142
Bando Chemical Industries Ltd.	14,800	165,505
CKD Corp.	18,500	273,784
Daiwa Industries Ltd.	11,100	119,023
DMG Mori Co. Ltd.	37,000	613,302
Ebara Corp.	37,000	1,267,980
Fuji Corp./Aichi	22,200	373,187
Fujitec Co. Ltd.	22,200	294,105
Fukushima Industries Corp.	3,700	178,185
Furukawa Co. Ltd.	11,100	179,286
Giken Ltd.	3,700	83,787
Glory Ltd.	18,500	494,512
Harmonic Drive Systems Inc.(a)	11,100	450,967
Hirata Corp.	3,700	287,298
Hisaka Works Ltd.	3,700	38,106
Hitachi Zosen Corp.	59,200	255,198
Hosokawa Micron Corp.	3,700	224,232
Iseki &Co. Ltd.	7,400	132,604
Japan Steel Works Ltd. (The)	22,200	569,590
Kitz Corp.	25,900	227,969

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Komori Corp.	18,500	$223,398
Kyokuto Kaihatsu Kogyo Co. Ltd.	11,100	168,274
Makino Milling Machine Co. Ltd.	37,000	342,021
Max Co. Ltd.	7,400	106,177
Meidensha Corp.	74,000	254,263
METAWATER Co. Ltd.	3,700	99,937
Mitsubishi Logisnext Co. Ltd.	11,100	132,437
Mitsuboshi Belting Ltd.	13,000	159,093
Mitsui E&S Holdings Co. Ltd.(b)	25,900	405,720
Miura Co. Ltd.	33,300	935,469
Morita Holdings Corp.	11,100	239,648
Nachi-Fujikoshi Corp.	3,700	179,853
Namura Shipbuilding Co. Ltd.	18,500	83,253
Nippon Sharyo Ltd.(b)	37,000	95,766
Nippon Thompson Co. Ltd.	22,200	162,969
Nissei ASB Machine Co. Ltd.(a)	3,700	166,673
Nitta Corp.	7,400	268,278
Nitto Kohki Co. Ltd.	3,700	80,984
Nittoku Engineering Co. Ltd.(a)	3,700	118,122
Noritake Co. Ltd./Nagoya Japan	3,700	222,897
NTN Corp.	144,300	593,415
Obara Group Inc.	4,000	199,486
Oiles Corp.	7,496	161,906
OKUMA Corp.	7,400	428,444
OSG Corp.	25,900	595,851
Rheon Automatic Machinery Co. Ltd.	7,400	132,404
Ryobi Ltd.	7,400	271,948
Shibuya Corp.	3,700	137,643
Shima Seiki Manufacturing Ltd.	7,400	346,359
Shinmaywa Industries Ltd.	29,600	357,971
Sintokogio Ltd.	14,800	137,342
Sodick Co. Ltd.	14,800	144,149
Star Micronics Co. Ltd.	14,800	267,610
Tadano Ltd.	37,000	407,422
Takeuchi Manufacturing Co. Ltd.	11,100	284,595
Takuma Co. Ltd.	25,900	319,998
Teikoku Sen-I Co. Ltd.	7,400	170,977
Tocalo Co. Ltd.	19,300	223,660
Toshiba Machine Co. Ltd.	37,000	173,847
Tsubaki Nakashima Co. Ltd.	14,800	302,847
Tsubakimoto Chain Co.	37,000	331,677
Tsugami Corp.	16,000	170,555
Tsukishima Kikai Co. Ltd.	11,100	150,856
Tsurumi Manufacturing Co. Ltd.	7,400	125,330
Union Tool Co.	3,700	131,970
YAMABIKO Corp.	11,100	130,936
Yamashin-Filter Corp.(a)	11,100	102,106
Yushin Precision Equipment Co. Ltd.	7,400	81,551

		18,070,039

Marine — 0.3%
Iino Kaiun Kaisha Ltd.	33,300	176,883
Kawasaki Kisen Kaisha Ltd.(a)(b)	29,600	548,835
NS United Kaiun Kaisha Ltd.	3,700	77,981

		803,699

Media — 1.4%
Amuse Inc.	3,700	107,945
Avex Inc.	11,100	149,154
D.A. Consortium Holdings Inc.(a)	7,400	245,588
Daiichikosho Co. Ltd.	14,800	686,044

Security	Shares	Value

Media (continued)
Kadokawa Dwango(b)	18,508	$202,631
Lifull Co. Ltd.	18,500	113,951
Macromill Inc.	11,100	268,979
Proto Corp.	3,700	53,289
Septeni Holdings Co. Ltd.(a)	29,600	48,317
Shochiku Co. Ltd.(a)	3,700	454,137
SKY Perfect JSAT Holdings Inc.	48,100	228,170
Toei Animation Co. Ltd.	3,700	131,636
Toei Co. Ltd.	2,700	312,161
Tokyo Broadcasting System Holdings Inc.	14,800	312,724
TV Asahi Holdings Corp.	7,400	137,943
Vector Inc.(a)	11,100	254,163
Zenrin Co. Ltd.	11,100	342,355

		4,049,187

Metals & Mining — 1.9%
Aichi Steel Corp.	3,700	134,306
Asahi Holdings Inc.	11,100	211,119
Daido Steel Co. Ltd.	11,100	507,526
Dowa Holdings Co. Ltd.	18,500	554,741
Godo Steel Ltd.	3,700	77,647
Kyoei Steel Ltd.	7,400	135,807
Mitsubishi Steel Manufacturing Co. Ltd.	3,700	71,107
Mitsui Mining & Smelting Co. Ltd.	22,200	637,661
Nakayama Steel Works Ltd.	3,700	22,457
Neturen Co. Ltd.	11,100	101,705
Nippon Denko Co. Ltd.	40,700	104,975
Nippon Light Metal Holdings Co. Ltd.	210,900	465,983
Nisshin Steel Co. Ltd.	18,500	259,769
Nittetsu Mining Co. Ltd.	3,700	170,844
Osaka Steel Co. Ltd.	3,700	67,203
OSAKA Titanium Technologies Co. Ltd.(a)	7,400	109,914
Pacific Metals Co. Ltd.(b)	3,700	124,462
Sanyo Special Steel Co. Ltd.	7,400	171,044
Toho Titanium Co. Ltd.(a)	11,100	116,821
Toho Zinc Co. Ltd.	3,700	123,294
Tokyo Steel Manufacturing Co. Ltd.	37,000	296,641
Topy Industries Ltd.	3,700	100,604
UACJ Corp.	11,114	253,582
Yamato Kogyo Co. Ltd.	14,800	425,775
Yodogawa Steel Works Ltd.	7,400	174,514

		5,419,501

Multiline Retail — 0.8%
Fuji Co. Ltd./Ehime	7,400	140,279
H2O Retailing Corp.	29,635	466,634
Izumi Co. Ltd.	14,800	887,586
Kintetsu Department Store Co. Ltd.(b)	3,700	120,625
Matsuya Co. Ltd.	11,100	117,822
Parco Co. Ltd.	7,400	78,681
Seria Co. Ltd.	14,800	607,296

		2,418,923

Oil, Gas &Consumable Fuels — 0.5%
Cosmo Energy Holdings Co. Ltd.	22,200	819,850
ITOCHU Enex Co. Ltd.	18,500	177,851
Japan Petroleum Exploration Co. Ltd.	11,100	236,845
San-Ai Oil Co. Ltd.	18,500	230,906

		1,465,452

Paper & Forest Products — 0.5%
Daiken Corp.	3,700	74,744
Daio Paper Corp.(a)	25,900	367,648

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products (continued)
Hokuetsu Corp.	44,400	$247,056
Nippon Paper Industries Co. Ltd.	33,300	607,529
Tokushu Tokai Paper Co. Ltd.	3,700	150,156

		1,447,133

Personal Products — 1.0%
Ci:z Holdings Co. Ltd.	11,100	478,496
Euglena Co. Ltd.(a)(b)	25,900	196,203
Fancl Corp.	14,800	762,123
Kitanotatsujin Corp.(a)	22,200	115,320
Mandom Corp.	14,800	445,795
Milbon Co. Ltd.	7,400	337,016
Noevir Holdings Co. Ltd.	7,400	434,450
YA-MAN Ltd.(a)	11,100	190,197

		2,959,600

Pharmaceuticals — 2.5%
ASKA Pharmaceutical Co. Ltd.	7,400	90,894
Fuji Pharma Co. Ltd.	7,400	118,856
JCR Pharmaceuticals Co. Ltd.	3,700	200,541
Kaken Pharmaceutical Co. Ltd.	11,100	571,592
Kissei Pharmaceutical Co. Ltd.	11,100	328,841
KYORIN Holdings Inc.	14,800	308,052
Mochida Pharmaceutical Co. Ltd.	3,700	286,630
Nichi-Iko Pharmaceutical Co. Ltd.	14,850	216,419
Nippon Shinyaku Co. Ltd.	18,500	1,089,462
Rohto Pharmaceutical Co. Ltd.	33,300	1,066,105
Sawai Pharmaceutical Co. Ltd.	14,800	791,487
Seikagaku Corp.	14,800	209,017
Sosei Group Corp.(a)(b)	29,600	454,337
Torii Pharmaceutical Co. Ltd.	3,700	79,015
Towa Pharmaceutical Co. Ltd.	3,700	258,268
Tsumura &Co.	22,200	759,787
ZERIA Pharmaceutical Co. Ltd.	11,100	238,447

		7,067,750

Professional Services — 2.4%
Altech Corp.	3,700	91,495
BayCurrent Consulting Inc.	3,700	101,438
Benefit One Inc.	11,100	317,829
en-japan Inc.	11,100	522,541
FULLCAST Holdings Co. Ltd.	7,400	180,320
Funai Soken Holdings Inc.	14,800	319,264
JAC Recruitment Co. Ltd.	3,700	80,617
Link And Motivation Inc.	11,100	128,133
Meitec Corp.	7,600	367,372
Nihon M&A Center Inc.	51,800	1,358,941
Nomura Co. Ltd.	14,800	296,441
Outsourcing Inc.	25,900	488,172
Pasona Group Inc.	7,400	122,594
SMS Co. Ltd.	22,200	422,037
Tanseisha Co. Ltd.	14,800	168,308
TechnoPro Holdings Inc.	14,800	924,958
Trust Tech Inc.	3,700	162,669
UT Group Co. Ltd.(b)	7,400	249,592
WDB Holdings Co. Ltd.(a)	3,700	131,636
World Holdings Co. Ltd.	3,700	113,951
YAMADA Consulting Group Co. Ltd.(a)	3,700	87,224
Yumeshin Holdings Co. Ltd.	14,800	157,497

		6,793,029

Real Estate Management & Development — 2.1%
Daibiru Corp.	18,500	193,200

Security	Shares	Value

Real Estate Management & Development (continued)
Daikyo Inc.	11,100	$227,536
Goldcrest Co. Ltd.	7,400	123,461
Heiwa Real Estate Co. Ltd.	14,800	257,200
Ichigo Inc.	85,100	348,428
Japan Asset Marketing Co. Ltd.(b)	48,100	54,657
Katitas Co. Ltd.(a)	7,400	238,247
Kenedix Inc.	88,800	572,593
Leopalace21 Corp.	88,800	472,490
NTT Urban Development Corp.	44,400	494,913
Open House Co. Ltd.	11,300	661,379
Raysum Co. Ltd.(a)	3,700	58,527
Relo Group Inc.	40,700	1,117,658
SAMTY Co. Ltd.	3,700	79,916
Shinoken Group Co. Ltd.	7,400	116,454
Sun Frontier Fudousan Co. Ltd.	11,100	137,242
Takara Leben Co. Ltd.	29,600	98,502
Tateru Inc.	14,800	214,355
TOC Co. Ltd.	18,500	134,806
Tosei Corp.	11,100	107,111
Unizo Holdings Co. Ltd.	7,400	141,947

		5,850,622

Road & Rail — 2.3%
Fukuyama Transporting Co. Ltd.	11,100	522,541
Hamakyorex Co. Ltd.	3,700	124,796
Hitachi Transport System Ltd.	14,800	408,423
Nankai Electric Railway Co. Ltd.	37,000	965,334
Nikkon Holdings Co. Ltd.	22,200	563,984
Nishi-Nippon Railroad Co. Ltd.	22,200	594,416
Sakai Moving Service Co. Ltd.(a)	3,700	201,876
Sankyu Inc.	18,700	994,995
Seino Holdings Co. Ltd.	48,100	737,864
Senko Group Holdings Co. Ltd.	37,000	305,650
Sotetsu Holdings Inc.	25,900	809,339
Tonami Holdings Co. Ltd.	800	46,751
Trancom Co. Ltd.	3,700	251,928

		6,527,897

Semiconductors & Semiconductor Equipment — 2.1%
Advantest Corp.	66,600	1,600,058
Ferrotec Holdings Corp.	11,100	142,748
Japan Material Co. Ltd.	22,200	322,935
Lasertec Corp.	14,800	551,905
Megachips Corp.(a)	7,400	141,613
Micronics Japan Co. Ltd.(a)	11,100	87,591
Mimasu Semiconductor Industry Co. Ltd.	3,700	60,162
Mitsui High-Tec Inc.(a)	7,400	107,511
Optorun Co. Ltd.	3,700	109,947
Sanken Electric Co. Ltd.	37,000	212,554
SCREEN Holdings Co. Ltd.	14,800	1,122,496
Shindengen Electric Manufacturing Co. Ltd.	3,700	186,527
Shinko Electric Industries Co. Ltd.	25,900	244,553
Tokyo Seimitsu Co. Ltd.	14,800	460,477
Ulvac Inc.	14,800	614,637

		5,965,714

Software — 1.9%
Akatsuki Inc.(a)	3,700	128,133
Broadleaf Co. Ltd.	29,600	193,534
Capcom Co. Ltd.	29,600	691,650
COLOPL Inc.	18,500	120,625
Computer Engineering & Consulting Ltd.	7,400	162,101

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Digital Arts Inc.	3,700	$169,175
Fuji Soft Inc.	7,400	365,045
Fukui Computer Holdings Inc.	3,700	72,909
GungHo Online Entertainment Inc.(a)	140,600	300,511
Gunosy Inc.(a)(b)	3,700	60,029
Justsystems Corp.	11,100	200,708
KLab Inc.(a)	11,100	99,103
Koei Tecmo Holdings Co. Ltd.	14,840	304,201
Marvelous Inc.(a)	11,100	86,590
Miroku Jyoho Service Co. Ltd.	7,400	169,175
Money Forward Inc.(b)	3,700	156,162
MTI Ltd.	11,100	63,566
OBIC Business Consultants Co. Ltd.	3,700	303,981
PKSHA Technology Inc.(b)	800	84,700
Square Enix Holdings Co. Ltd.	29,800	1,362,547
Systena Corp.	25,900	335,881

		5,430,326

Specialty Retail — 2.7%
Adastria Co. Ltd.	7,400	89,159
Alpen Co. Ltd.	7,400	133,472
AOKI Holdings Inc.	14,800	199,941
Aoyama Trading Co. Ltd.	14,800	450,467
Arcland Sakamoto Co. Ltd.	7,400	96,166
Asahi Co. Ltd.	7,400	96,233
Autobacs Seven Co. Ltd.	25,900	440,990
Bic Camera Inc.	37,000	497,182
Chiyoda Co. Ltd.	7,400	146,752
DCM Holdings Co. Ltd.	37,000	338,684
EDION Corp.	22,200	254,664
Geo Holdings Corp.	11,100	161,768
IDOM Inc.	22,200	75,278
JINS Inc.	4,800	247,175
Joshin Denki Co. Ltd.	7,400	200,207
Joyful Honda Co. Ltd.	22,200	330,342
Keiyo Co. Ltd.(a)	11,100	52,955
Kohnan Shoji Co. Ltd.	11,100	256,566
Komeri Co. Ltd.	11,100	273,083
K’s Holdings Corp.	59,200	718,077
Laox Co. Ltd.(b)	11,100	41,944
LIXIL VIVA Corp.	7,600	122,960
Nextage Co. Ltd.(a)	11,100	81,284
Nishimatsuya Chain Co. Ltd.	14,800	160,299
Nojima Corp.	11,100	245,755
PAL GROUP Holdings Co. Ltd.	3,700	82,819
PC Depot Corp.(a)	11,140	55,155
Sac’s Bar Holdings Inc.	7,400	59,061
Sanrio Co. Ltd.	18,500	396,744
Shimachu Co. Ltd.	14,800	484,502
T-Gaia Corp.	7,400	195,202
Tokyo Base Co. Ltd.(a)(b)	7,400	45,113
United Arrows Ltd.	7,400	272,282
VT Holdings Co. Ltd.	29,600	134,273
Xebio Holdings Co. Ltd.	7,400	107,778
Yellow Hat Ltd.	7,400	206,547

		7,750,879

Technology Hardware, Storage & Peripherals — 0.7%
Eizo Corp.	7,400	327,339
Elecom Co. Ltd.	3,700	98,102
Maxell Holdings Ltd.	18,500	298,976

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
MCJ Co. Ltd.	25,900	$234,977
Melco Holdings Inc.	3,700	139,812
Noritsu Koki Co. Ltd.	7,400	193,334
Riso Kagaku Corp.	7,400	180,320
Roland DG Corp.	3,700	87,090
Toshiba TEC Corp.	37,000	222,230
Wacom Co. Ltd.	51,800	233,108

		2,015,288

Textiles, Apparel & Luxury Goods — 1.0%
Descente Ltd.	11,100	218,626
Fujibo Holdings Inc.	3,700	104,108
Goldwin Inc.	3,700	256,933
Gunze Ltd.	7,400	387,735
Japan Wool Textile Co. Ltd. (The)	18,500	153,325
Kurabo Industries Ltd.	74,000	205,546
Onward Holdings Co. Ltd.	37,000	245,588
Seiko Holdings Corp.	11,100	311,323
Seiren Co. Ltd.	14,800	252,662
TSI Holdings Co. Ltd.	22,200	147,553
Unitika Ltd.(b)	18,500	113,451
Wacoal Holdings Corp.	14,800	439,122
Yondoshi Holdings Inc.	7,400	157,096

		2,993,068

Thrifts & Mortgage Finance — 0.1%
Aruhi Corp.	7,400	184,591

Trading Companies & Distributors — 2.6%
Advan Co. Ltd.	3,700	33,902
Hanwa Co. Ltd.	11,100	375,389
Inaba Denki Sangyo Co. Ltd.	7,600	322,478
Inabata & Co. Ltd.	14,800	223,298
Iwatani Corp.	14,800	520,539
Japan Pulp & Paper Co. Ltd.	3,700	146,151
Kamei Corp.	7,400	92,296
Kanamoto Co. Ltd.	11,100	346,359
Kanematsu Corp.	29,600	440,189
MonotaRO Co. Ltd.	22,200	1,263,309
Nagase & Co. Ltd.	37,000	618,307
Nippon Steel & Sumikin Bussan Corp.	3,844	194,826
Nishio Rent All Co. Ltd.	7,400	231,907
Sojitz Corp.	455,100	1,588,346
Trusco Nakayama Corp.(a)	14,800	396,144
Wakita & Co. Ltd.	14,800	174,447
Yamazen Corp.	22,200	247,857
Yuasa Trading Co. Ltd.	7,400	258,935

		7,474,679

Transportation Infrastructure — 0.3%
Mitsubishi Logistics Corp.	18,500	424,606
Nissin Corp.	7,400	155,361
Sumitomo Warehouse Co. Ltd. (The)	37,000	230,906

		810,873

Total Common Stocks — 99.6% (Cost: $315,655,556)		283,796,843

Short-Term Investments

Money Market Funds — 6.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	17,897,350	17,902,719

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	55,060	$55,060

		17,957,779

Total Short-Term Investments — 6.3% (Cost: $17,953,416)		17,957,779

Total Investments in Securities — 105.9% (Cost: $333,608,972)		301,754,622

Other Assets, Less Liabilities — (5.9)%		(16,842,264)

Net Assets — 100.0%		$284,912,358

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	9,394,924	8,502,426	17,897,350	$17,902,719	$458,638	(b)	$(1,519)	$3,134
BlackRock Cash Funds: Treasury, SL Agency Shares	78,081	(23,021)	55,060	55,060	3,496		—	—

				$17,957,779	$462,134		$(1,519)	$3,134

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	7	09/13/18	$ 1,094	$(1,805)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$1,805

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Japan Small-Cap ETF

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$191,006

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,805)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,541,707

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$283,796,843	$—	$—	$283,796,843
Money Market Funds	17,957,779	—	—	17,957,779

	$301,754,622	$—	$—	$301,754,622

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,805)	$—	$—	$(1,805)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Malaysia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 1.0%
AirAsia Group Bhd	6,536,600	$5,471,689

Automobiles — 0.5%
UMW Holdings Bhd(a)	1,770,700	2,559,425

Banks — 32.8%
Alliance Bank Malaysia Bhd	4,344,200	4,365,871
AMMB Holdings Bhd	7,168,337	7,151,766
CIMB Group Holdings Bhd	20,168,512	29,888,366
Hong Leong Bank Bhd	2,809,040	14,053,744
Hong Leong Financial Group Bhd	992,000	4,736,109
Malayan Banking Bhd	16,488,881	39,963,318
Public Bank Bhd(a)	12,555,180	76,745,619
RHB Bank Bhd(a)	4,341,002	5,704,200
RHB Bank Bhd, New(b)(c)	1,621,200	4

		182,608,997
Beverages — 0.9%
Fraser & Neave Holdings Bhd	555,700	5,138,484

Chemicals — 4.3%
Petronas Chemicals Group Bhd(a)	10,356,500	23,840,489

Construction & Engineering — 2.4%
Gamuda Bhd	8,498,400	7,651,558
IJM Corp. Bhd	12,513,680	5,694,265

		13,345,823
Diversified Telecommunication Services — 0.7%
Telekom Malaysia Bhd(a)	4,863,500	3,917,310

Electric Utilities — 9.2%
Tenaga Nasional Bhd	13,461,612	51,363,445

Energy Equipment & Services — 2.4%
Dialog Group Bhd	15,809,554	13,387,820

Food Products — 10.3%
FGV Holdings Bhd	7,100,800	2,609,127
Genting Plantations Bhd	1,043,900	2,395,420
IOI Corp. Bhd(a)	8,140,430	8,953,582
Kuala Lumpur Kepong Bhd(a)	1,842,200	11,054,545
Nestle Malaysia Bhd(a)	253,200	9,057,160
PPB Group Bhd	2,450,119	10,016,303
Sime Darby Plantation Bhd	10,293,055	13,425,179

		57,511,316
Gas Utilities — 2.4%
Petronas Gas Bhd	2,991,800	13,613,982

Health Care Equipment &Supplies — 3.2%
Hartalega Holdings Bhd	5,707,100	9,860,180
Top Glove Corp. Bhd(a)	3,032,300	8,219,935

		18,080,115
Health Care Providers &Services — 2.6%
IHH Healthcare Bhd(a)	10,667,900	14,485,188

Hotels, Restaurants & Leisure — 6.4%
Genting Bhd	9,172,100	19,239,202
Genting Malaysia Bhd(a)	12,826,000	16,291,938

		35,531,140
Industrial Conglomerates — 2.3%
HAP Seng Consolidated Bhd(a)	2,698,500	6,454,862

Security	Shares	Value

Industrial Conglomerates (continued)
Sime Darby Bhd	10,294,255	$6,387,724

		12,842,586
IT Services — 0.6%
My EG Services Bhd(a)	8,571,900	3,107,953

Marine — 1.3%
MISC Bhd	4,840,820	6,985,293

Media — 0.4%
Astro Malaysia Holdings Bhd	5,639,300	2,387,731

Metals & Mining — 1.3%
Press Metal Aluminium Holdings Bhd(a)	5,835,300	7,071,370

Multi-Utilities — 0.8%
YTL Corp. Bhd	14,126,062	4,571,764

Oil, Gas &Consumable Fuels — 1.0%
Petronas Dagangan Bhd	860,600	5,696,148

Real Estate Management & Development — 2.0%
IOI Properties Group Bhd	7,147,525	3,043,720
Sime Darby Property Bhd	13,224,355	4,054,675
SP Setia Bhd Group	6,648,200	4,254,719

		11,353,114
Tobacco — 0.9%
British American Tobacco Malaysia Bhd	616,200	5,077,146

Transportation Infrastructure — 2.2%
Malaysia Airports Holdings Bhd	3,369,100	7,665,430
Westports Holdings Bhd	5,232,000	4,736,109

		12,401,539
Wireless Telecommunication Services — 7.8%
Axiata Group Bhd(a)	11,712,700	13,680,730
DiGi.Com Bhd(a)	13,429,900	15,392,342
Maxis Bhd(a)	10,104,100	14,211,388

		43,284,460

Total Common Stocks — 99.7% (Cost: $387,638,082)		555,634,327

Short-Term Investments

Money Market Funds — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	13,332,868	13,336,868

Total Short-Term Investments — 2.4% (Cost: $13,335,222)		13,336,868

Total Investments in Securities — 102.1% (Cost: $400,973,304)		568,971,195

Other Assets, Less Liabilities — (2.1)%		(11,751,136)

Net Assets — 100.0%		$557,220,059

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Malaysia ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	12,721,787	611,081	13,332,868	$13,336,868	$427,845	(b)	$(2,432)	$(988)
BlackRock Cash Funds: Treasury, SL Agency Shares	290,485	(290,485)	—	—	9,178		—	—

				$13,336,868	$437,023		$(2,432)	$(988)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$555,634,323	$—	$4	$555,634,327
Money Market Funds	13,336,868	—	—	13,336,868

	$568,971,191	$—	$4	$568,971,195

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 57.4%
AGL Energy Ltd.	900,047	$13,525,996
Alumina Ltd.	3,342,884	6,962,614
Amcor Ltd./Australia	1,591,667	16,460,643
AMP Ltd.	4,011,244	9,689,114
APA Group	1,624,248	11,746,565
Aristocrat Leisure Ltd.	788,409	18,011,908
ASX Ltd.	266,367	13,029,944
Aurizon Holdings Ltd.	2,760,113	8,383,680
AusNet Services	2,535,162	3,015,992
Australia & New Zealand Banking Group Ltd.	3,974,997	84,804,198
Bank of Queensland Ltd.	539,679	4,484,501
Bendigo & Adelaide Bank Ltd.	669,745	5,613,729
BGP Holdings PLC(a)	27,004,595	314
BHP Billiton Ltd.	4,410,570	105,930,769
BlueScope Steel Ltd.	763,530	9,558,323
Boral Ltd.	1,598,019	8,089,814
Brambles Ltd.	2,187,923	17,357,900
Caltex Australia Ltd.	358,884	7,840,854
Challenger Ltd./Australia	758,165	5,938,144
CIMIC Group Ltd.	134,948	4,809,453
Coca-Cola Amatil Ltd.	693,182	4,707,295
Cochlear Ltd.	78,605	12,268,184
Commonwealth Bank of Australia	2,414,458	124,394,763
Computershare Ltd.	629,707	8,752,869
Crown Resorts Ltd.	521,082	5,351,222
CSL Ltd.	621,136	102,108,942
Dexus	1,399,239	10,847,889
Domino’s Pizza Enterprises Ltd.(b)	83,574	3,269,844
Flight Centre Travel Group Ltd.	76,817	3,245,469
Fortescue Metals Group Ltd.	2,139,954	5,942,842
Goodman Group	2,228,160	17,242,041
GPT Group (The)	2,483,096	9,284,159
Harvey Norman Holdings Ltd.	749,667	1,951,774
Healthscope Ltd.	2,415,014	3,824,919
Incitec Pivot Ltd.	2,276,638	6,454,143
Insurance Australia Group Ltd.	3,259,251	18,196,742
James Hardie Industries PLC	606,717	9,288,927
LendLease Group	803,712	11,909,703
Macquarie Group Ltd.	444,207	41,569,826
Medibank Pvt Ltd.	3,795,323	8,344,126
Mirvac Group	5,057,702	8,888,286
National Australia Bank Ltd.	3,734,827	76,628,153
Newcrest Mining Ltd.	1,054,251	14,783,605
Oil Search Ltd.	1,890,786	12,252,054
Orica Ltd.	521,391	6,632,663
Origin Energy Ltd.(c)	2,411,415	13,864,289
QBE Insurance Group Ltd.	1,869,754	14,887,793
Ramsay Health Care Ltd.	195,152	7,861,162
REA Group Ltd.	73,045	4,814,048
Rio Tinto Ltd.	567,057	29,830,363
Santos Ltd.	2,428,975	11,909,987
Scentre Group	7,310,089	21,728,163
Seek Ltd.	455,249	7,374,890
Sonic Healthcare Ltd.	551,331	10,442,547
South32 Ltd.	7,110,428	17,895,075
Stockland	3,323,399	9,926,384
Suncorp Group Ltd.	1,784,908	19,995,202
Sydney Airport	1,507,256	7,859,245

Security	Shares	Value

Australia (continued)
Tabcorp Holdings Ltd.	2,627,550	$9,121,174
Telstra Corp. Ltd.	5,717,796	12,818,845
TPG Telecom Ltd.(b)	508,682	3,178,474
Transurban Group	3,052,016	26,619,056
Treasury Wine Estates Ltd.	985,887	13,881,987
Vicinity Centres	4,495,975	9,006,627
Wesfarmers Ltd.	1,555,685	57,884,938
Westpac Banking Corp.	4,696,762	96,941,794
Woodside Petroleum Ltd.	1,284,375	34,247,077
Woolworths Group Ltd.	1,802,881	36,898,782

		1,362,382,797
Hong Kong — 29.6%
AIA Group Ltd.	16,579,214	143,002,559
ASM Pacific Technology Ltd.	423,500	4,467,607
Bank of East Asia Ltd. (The)	1,722,120	6,373,834
BOC Hong Kong Holdings Ltd.	5,052,000	24,652,066
CK Asset Holdings Ltd.	3,526,232	25,136,348
CK Hutchison Holdings Ltd.	3,698,232	42,618,085
CK Infrastructure Holdings Ltd.	921,708	6,740,567
CLP Holdings Ltd.	2,244,000	26,374,269
Dairy Farm International Holdings Ltd.	477,500	4,426,425
Galaxy Entertainment Group Ltd.	3,268,000	24,190,753
Hang Lung Group Ltd.	1,231,000	3,450,420
Hang Lung Properties Ltd.	2,761,736	5,453,873
Hang Seng Bank Ltd.	1,044,500	28,318,567
Henderson Land Development Co. Ltd.	1,806,402	9,551,107
HK Electric Investments & HK Electric Investments Ltd.	3,749,000	3,787,737
HKT Trust & HKT Ltd.	5,244,338	6,775,164
Hong Kong & China Gas Co. Ltd.	12,610,060	25,962,691
Hong Kong Exchanges & Clearing Ltd.	1,617,500	46,038,235
Hongkong Land Holdings Ltd.	1,634,000	11,307,280
Hysan Development Co. Ltd.	860,830	4,414,428
Jardine Matheson Holdings Ltd.	302,700	19,106,424
Jardine Strategic Holdings Ltd.	302,900	10,995,270
Kerry Properties Ltd.	905,500	3,432,153
Li & Fung Ltd.	8,257,200	2,346,005
Link REIT	2,953,086	29,422,126
Melco Resorts & Entertainment Ltd., ADR	338,792	8,090,352
MGM China Holdings Ltd.(b)	1,310,800	2,471,664
Minth Group Ltd.(b)	1,032,000	4,227,191
MTR Corp. Ltd.	2,064,286	10,638,480
New World Development Co. Ltd.	8,410,921	11,230,421
NWS Holdings Ltd.	2,153,000	3,834,797
PCCW Ltd.	5,808,867	3,086,162
Power Assets Holdings Ltd.	1,894,500	13,287,496
Sands China Ltd.	3,302,400	16,114,605
Shangri-La Asia Ltd.	1,745,000	2,690,122
Sino Land Co. Ltd.	4,408,800	7,470,733
SJM Holdings Ltd.	2,752,000	3,113,527
Sun Hung Kai Properties Ltd.	2,179,500	32,349,979
Swire Pacific Ltd., Class A	688,000	7,779,434
Swire Properties Ltd.	1,612,400	6,337,517
Techtronic Industries Co. Ltd.	1,892,207	11,571,804
WH Group Ltd.(d)	12,024,500	9,069,429
Wharf Holdings Ltd. (The)	1,664,600	4,750,607
Wharf Real Estate Investment Co. Ltd.	1,663,600	11,032,168
Wheelock & Co. Ltd.	1,118,000	7,015,187
Wynn Macau Ltd.	2,154,000	5,996,369

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.	1,032,000	$2,859,764

		703,361,801

New Zealand — 1.8%
a2 Milk Co. Ltd.(b)(c)	1,007,293	8,434,437
Auckland International Airport Ltd.	1,305,782	6,190,331
Fisher & Paykel Healthcare Corp. Ltd.	786,967	8,558,081
Fletcher Building Ltd.	1,166,179	4,921,112
Meridian Energy Ltd.	1,725,143	3,708,609
Ryman Healthcare Ltd.	552,132	5,161,725
Spark New Zealand Ltd.	2,517,663	6,665,173

		43,639,468

Singapore — 10.4%
Ascendas REIT	3,456,125	6,911,998
CapitaLand Commercial Trust	3,499,393	4,520,949
CapitaLand Ltd.	3,525,400	8,826,044
CapitaLand Mall Trust	3,422,400	5,345,743
City Developments Ltd.	571,100	3,868,332
ComfortDelGro Corp. Ltd.	2,998,200	5,011,407
DBS Group Holdings Ltd.	2,455,000	44,708,040
Genting Singapore Ltd.	8,311,800	6,491,461
Golden Agri-Resources Ltd.	8,767,787	1,823,889
Jardine Cycle & Carriage Ltd.	137,600	3,258,088
Keppel Corp. Ltd.	2,000,000	9,532,499
Oversea-Chinese Banking Corp. Ltd.(b)	4,309,324	35,542,762
SATS Ltd.	929,800	3,440,813
Sembcorp Industries Ltd.	1,358,840	2,707,663
Singapore Airlines Ltd.	739,100	5,286,800
Singapore Exchange Ltd.	1,118,000	6,046,772
Singapore Press Holdings Ltd.(b)	2,219,917	4,536,891
Singapore Technologies Engineering Ltd.	2,154,000	5,251,166
Singapore Telecommunications Ltd.	11,214,428	26,438,891
Suntec REIT	2,953,700	4,031,545
United Overseas Bank Ltd.	1,829,700	36,138,595
UOL Group Ltd.	696,900	3,514,893

Security	Shares	Value

Singapore (continued)
Venture Corp. Ltd.	378,400	$5,001,879
Wilmar International Ltd.	2,637,700	6,160,826
Yangzijiang Shipbuilding Holdings Ltd.	3,301,800	2,578,684

		246,976,630

Total Common Stocks — 99.2%
(Cost: $2,387,697,367)		2,356,360,696

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	19,716,683	19,722,598
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(e)(f)	1,387,961	1,387,961

		21,110,559

Total Short-Term Investments — 0.9%
(Cost: $21,106,641)		21,110,559

Total Investments in Securities — 100.1%
(Cost: $2,408,804,008)		2,377,471,255

Other Assets, Less Liabilities — (0.1)%		(2,637,695)

Net Assets — 100.0%		$2,374,833,560

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	44,795,138	(25,078,455)	19,716,683	$19,722,598	$461,073	(b)	$(7,656)	$(537)
BlackRock Cash Funds: Treasury, SL Agency Shares	800,222	587,739	1,387,961	1,387,961	34,434		—	—

				$21,110,559	$495,507		$(7,656)	$(537)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Pacific ex Japan ETF

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	104	09/20/18	$ 11,854	$130,999
Hang Seng Index	21	09/27/18	3,714	(61,387)
MSCI Singapore Index	96	09/27/18	2,545	(16,321)

				$53,291

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$130,999

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$77,708

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$192,440

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$53,291

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,243,971

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Pacific ex Japan ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,329,741,326	$26,619,056	$314	$2,356,360,696
Money Market Funds	21,110,559	—	—	21,110,559

	$2,350,851,885	$26,619,056	$314	$2,377,471,255

Derivative financial instruments(a)
Assets
Futures Contracts	$130,999	$—	$—	$130,999
Liabilities
Futures Contracts	(77,708)	—	—	(77,708)

	$53,291	$—	$—	$53,291

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

The Fund had transfers from Level 1 to Level 2 during the year ended August 31, 2018 in the amount of $ 35,900,450, resulting from a temporary suspension of trading.

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Singapore ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks
Aerospace & Defense — 2.7%
Singapore Technologies Engineering Ltd.	6,463,800	$15,757,886

Airlines — 2.7%
Singapore Airlines Ltd.	2,235,967	15,993,925

Banks — 44.8%
DBS Group Holdings Ltd.	5,517,400	100,477,450
Oversea-Chinese Banking Corp. Ltd.(a)	9,554,350	78,803,076
United Overseas Bank Ltd.	4,065,600	80,300,088

		259,580,614
Capital Markets — 3.0%
Singapore Exchange Ltd.	3,256,200	17,611,359

Distributors — 1.9%
Jardine Cycle & Carriage Ltd.	462,644	10,954,470

Diversified Telecommunication Services — 4.6%
Singapore Telecommunications Ltd.	11,226,668	26,467,748

Electronic Equipment, Instruments & Components — 2.6%
Venture Corp. Ltd.	1,139,800	15,066,441

Equity Real Estate Investment Trusts (REITs) — 7.9%
Ascendas REIT	9,817,281	19,633,846
CapitaLand Commercial Trust	3,790,883	4,897,531
CapitaLand Mall Trust	4,325,400	6,756,218
Suntec REIT	10,449,000	14,261,983

		45,549,578
Food Products — 4.5%
Golden Agri-Resources Ltd.	38,442,628	7,996,897
Wilmar International Ltd.	7,678,800	17,935,229

		25,932,126
Hotels, Restaurants & Leisure — 3.2%
Genting Singapore Ltd.	24,008,442	18,750,434

Industrial Conglomerates — 6.1%
Keppel Corp. Ltd.	5,336,800	25,436,520
Sembcorp Industries Ltd.	4,860,000	9,684,172

		35,120,692

Security	Shares	Value

Machinery — 1.6%
Yangzijiang Shipbuilding Holdings Ltd	12,052,800	$9,413,157

Media — 2.3%
Singapore Press Holdings Ltd.(a)	6,464,800	13,212,248

Real Estate Management & Development — 6.7%
CapitaLand Ltd.	5,880,600	14,722,425
City Developments Ltd.	1,842,700	12,481,483
UOL Group Ltd.	2,332,800	11,765,737

		38,969,645
Road & Rail — 2.7%
ComfortDelGro Corp. Ltd.	9,234,000	15,434,371

Transportation Infrastructure — 2.0%
SATS Ltd.	3,159,000	11,690,179

Total Common Stocks — 99.3% (Cost: $619,013,676)		575,504,873

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(b)(c)(d)	6,147,480	6,149,324
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	165,742	165,742

		6,315,066

Total Short-Term Investments — 1.1% (Cost: $6,313,281)		6,315,066

Total Investments in Securities — 100.4% (Cost: $625,326,957)		581,819,939
Other Assets, Less Liabilities — (0.4)%		(2,527,532)

Net Assets — 100.0%		$579,292,407

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	17,309,109	(11,161,629)	6,147,480	$6,149,324	$161,051	(b)	$ 3,401	$(2,392)
BlackRock Cash Funds: Treasury, SL Agency Shares	226,142	(60,400)	165,742	165,742	12,671		—	—

				$6,315,066	$173,722		$ 3,401	$(2,392)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Singapore ETF

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	132	09/27/18	$3,499	$(24,904)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$24,904

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(512,973)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(53,860)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,964,687

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$575,504,873	$—	$—	$575,504,873
Money Market Funds	6,315,066	—	—	6,315,066

	$581,819,939	$—	$—	$581,819,939

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(24,904)	$—	$—	$(24,904)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks
Airlines — 0.5%
China Airlines Ltd.	30,154,761	$9,238,362
Eva Airways Corp.	19,386,278	9,846,197

		19,084,559
Auto Components — 0.6%
Cheng Shin Rubber Industry Co. Ltd.(a)	14,811,670	22,616,550

Banks — 11.0%
Chang Hwa Commercial Bank Ltd.	38,772,848	24,110,740
China Development Financial Holding Corp.	99,084,508	35,807,848
CTBC Financial Holding Co. Ltd.	119,440,325	83,995,150
E.Sun Financial Holding Co. Ltd.	68,928,217	50,717,164
First Financial Holding Co. Ltd.	69,609,132	46,572,283
Hua Nan Financial Holdings Co. Ltd.	56,271,529	32,976,966
Mega Financial Holding Co. Ltd.(a)	74,313,271	62,421,696
SinoPac Financial Holdings Co. Ltd.	79,592,724	29,152,471
Taishin Financial Holding Co. Ltd.	71,560,592	33,665,979
Taiwan Business Bank	37,695,697	13,622,733
Taiwan Cooperative Financial Holding Co. Ltd.	61,389,554	36,475,968

		449,518,998
Biotechnology — 0.3%
TaiMed Biologics Inc.(b)	1,669,000	12,416,295

Capital Markets — 0.9%
Yuanta Financial Holding Co. Ltd.	74,313,248	37,622,367

Chemicals — 7.3%
Formosa Chemicals & Fibre Corp.	23,694,610	94,886,441
Formosa Plastics Corp.	29,079,518	106,509,711
Nan Ya Plastics Corp.	34,389,938	95,617,799

		297,013,951
Construction Materials — 1.7%
Asia Cement Corp.	18,309,136	24,946,682
Taiwan Cement Corp.	32,254,554	44,472,745

		69,419,427
Diversified Financial Services — 2.6%
Chailease Holding Co. Ltd.	8,784,955	29,888,582
Fubon Financial Holding Co. Ltd.	45,234,515	74,961,316

		104,849,898
Diversified Telecommunication Services — 2.2%
Chunghwa Telecom Co. Ltd.	25,848,648	91,309,729

Electrical Equipment — 0.3%
Teco Electric and Machinery Co. Ltd.	18,309,092	13,412,163
Ya Hsin Industrial Co. Ltd.(b)(c)	6,845,461	2

		13,412,165

Electronic Equipment, Instruments & Components — 15.5%
AU Optronics Corp.(a)	65,697,830	28,448,027
Delta Electronics Inc.(a)	14,001,180	56,068,538
Foxconn Technology Co. Ltd.(a)	7,539,499	19,146,375
General Interface Solution Holding Ltd.(a)	1,476,000	9,154,420
Hon Hai Precision Industry Co. Ltd.	106,623,003	279,444,953
Innolux Corp.(a)	67,851,873	25,293,959
Largan Precision Co. Ltd.(a)	681,794	104,438,899
Pacific Electric Wire & Cable Co. Ltd.(b)(c)	197	—
Synnex Technology International Corp.	11,847,364	15,853,057
Walsin Technology Corp.	2,584,000	26,458,343
WPG Holdings Ltd.	14,001,744	17,732,959
Yageo Corp.(a)	1,727,125	39,249,007

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Zhen Ding Technology Holding Ltd.(a)	4,308,072	$11,024,400

		632,312,937
Food & Staples Retailing — 1.2%
President Chain Store Corp.	4,308,215	46,988,508

Food Products — 2.2%
Standard Foods Corp.	4,308,056	7,293,469
Uni-President Enterprises Corp.	32,310,189	81,630,170

		88,923,639
Household Durables — 0.3%
Nien Made Enterprise Co. Ltd.	1,500,000	11,622,986

Industrial Conglomerates — 0.7%
Far Eastern New Century Corp.	24,771,843	28,832,603

Insurance — 3.5%
Cathay Financial Holding Co. Ltd.	54,927,483	94,064,321
China Life Insurance Co. Ltd./Taiwan	21,540,605	21,424,890
Shin Kong Financial Holding Co. Ltd.(a)	64,620,205	25,561,956

		141,051,167
Leisure Products — 0.3%
Giant Manufacturing Co. Ltd.	3,231,590	13,940,605

Machinery — 0.6%
Airtac International Group(a)	1,077,000	10,343,969
Hiwin Technologies Corp.(a)	1,764,798	15,915,645

		26,259,614
Marine — 0.2%
Evergreen Marine Corp. Taiwan Ltd.	23,694,682	10,067,251

Metals & Mining — 1.7%
China Steel Corp.	86,160,977	70,550,173

Oil, Gas & Consumable Fuels — 1.0%
Formosa Petrochemical Corp.	9,693,950	39,766,814

Real Estate Management & Development — 0.5%
Highwealth Construction Corp.	7,539,790	12,249,244
Ruentex Development Co. Ltd.	9,020,127	10,161,041

		22,410,285
Semiconductors & Semiconductor Equipment — 31.7%
ASE Technology Holding Co. Ltd.	23,725,432	58,164,578
Globalwafers Co. Ltd.(a)	1,622,000	20,700,765
Macronix International(a)	15,078,500	16,200,244
MediaTek Inc.	9,858,175	80,720,528
Nanya Technology Corp.(a)	8,616,000	19,551,854
Novatek Microelectronics Corp.	4,308,544	21,111,375
Phison Electronics Corp.	1,077,698	8,912,105
Powertech Technology Inc.	6,462,036	19,166,254
Realtek Semiconductor Corp.	4,308,063	20,898,629
Taiwan Semiconductor Manufacturing Co. Ltd.	112,008,882	933,559,296
United Microelectronics Corp.	85,083,501	48,061,167
Vanguard International Semiconductor Corp.(a)	7,539,000	18,286,033
Win Semiconductors Corp.	2,484,000	13,465,277
Winbond Electronics Corp.(a)	26,925,000	15,121,480

		1,293,919,585
Specialty Retail — 0.5%
Hotai Motor Co. Ltd.	2,154,000	18,654,208

Technology Hardware, Storage & Peripherals — 7.8%
Acer Inc.(a)	23,694,737	19,825,971

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Advantech Co. Ltd.(a)	2,769,614	$18,845,819
Asustek Computer Inc.(a)	4,934,857	42,014,166
Catcher Technology Co. Ltd.	4,485,743	54,985,585
Chicony Electronics Co. Ltd.	5,432,405	11,425,472
Compal Electronics Inc.	33,387,554	20,924,969
HTC Corp.(b)	7,539,884	10,948,358
Inventec Corp.	20,463,868	18,355,187
Lite-On Technology Corp.	17,221,071	20,716,867
Micro-Star International Co. Ltd.(a)	5,385,000	18,671,740
Pegatron Corp.(a)	15,025,037	32,383,443
Quanta Computer Inc.(a)	19,386,240	33,325,524
Wistron Corp.	24,641,923	17,449,514

		319,872,615
Textiles, Apparel & Luxury Goods — 1.9%
Eclat Textile Co. Ltd.	1,469,601	17,846,693
Feng TAY Enterprise Co. Ltd.	3,231,476	19,568,762
Formosa Taffeta Co. Ltd.	7,539,515	8,775,441
Pou Chen Corp.	17,232,103	18,990,939
Ruentex Industries Ltd.	5,385,262	11,045,792

		76,227,627
Transportation Infrastructure — 0.3%
Taiwan High Speed Rail Corp.	16,110,000	13,584,535

Wireless Telecommunication Services — 1.7%
Far EasTone Telecommunications Co. Ltd.	11,847,259	28,234,392
Taiwan Mobile Co. Ltd.	11,847,609	41,272,804

		69,507,196

Total Common Stocks — 99.0% (Cost: $2,152,720,354)		4,041,756,287

Security	Shares	Value

Short-Term Investments

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	146,508,163	$146,552,115
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	33,708,447	33,708,447

		180,260,562

Total Short-Term Investments — 4.4% (Cost: $180,220,378)		180,260,562

Total Investments in Securities — 103.4% (Cost: $2,332,940,732)		4,222,016,849

Other Assets, Less Liabilities — (3.4)%		(139,125,452)

Net Assets — 100.0%		$4,082,891,397

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	176,501,828	(29,993,665)	146,508,163	$146,552,115	$2,914,397	(b)	$(1,512)	$8,439
BlackRock Cash Funds: Treasury, SL Agency Shares	22,826,941	10,881,506	33,708,447	33,708,447	110,640		—	—

				$180,260,562	$3,025,037		$(1,512)	$8,439

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Taiwan Index	957	09/27/18	$39,476	$351,240

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Taiwan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$351,240

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$4,603,030

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$228,652

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,718,038

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,041,756,285	$—	$2	$4,041,756,287
Money Market Funds	180,260,562	—	—	180,260,562

	$4,222,016,847	$—	$2	$4,222,016,849

Derivative financial instruments(a)
Assets
Futures Contracts	$351,240	$—	$—	$351,240

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments August 31, 2018	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.4%
Bangkok Airways PCL, NVDR(a)	2,148,100	$853,202
Thai Airways International PCL, NVDR(b)	1,926,966	771,257

		1,624,459

Auto Components — 0.2%
Sri Trang Agro-Industry PCL, NVDR(a)(b)	2,253,745	867,620

Banks — 17.2%
Bangkok Bank PCL Foreign	723,500	4,597,861
Kasikornbank PCL, NVDR	1,888,200	12,172,631
Kasikornbank PCL Foreign	3,403,100	22,042,689
Kiatnakin Bank PCL, NVDR	1,086,673	2,564,787
Krung Thai Bank PCL, NVDR	10,190,500	6,040,199
Siam Commercial Bank PCL (The), NVDR	4,329,600	19,577,782
Thanachart Capital PCL, NVDR	1,724,100	2,831,359
Tisco Financial Group PCL, NVDR	934,110	2,340,269
TMB Bank PCL, NVDR	38,329,000	2,576,346

		74,743,923

Building Products — 0.2%
Dynasty Ceramic PCL, NVDR(a)	6,810,440	545,168
Vanachai Group PCL, NVDR(a)	1,206,100	283,745

		828,913

Chemicals — 6.0%
Eastern Polymer Group PCL, NVDR(a)	2,874,000	799,065
Global Green Chemicals PCL, NVDR(a)	585,600	203,967
Indorama Ventures PCL, NVDR	4,660,310	8,543,190
PTT Global Chemical PCL, NVDR	6,368,107	15,905,675
Vinythai PCL, NVDR(a)	721,500	548,896

		26,000,793

Construction & Engineering — 0.8%
CH Karnchang PCL, NVDR(a)	1,244,700	1,007,777
Italian-Thai Development PCL, NVDR(a)(b)	5,126,448	441,692
Sino-Thai Engineering & Construction PCL, NVDR(a)(b)	2,185,828	1,502,632
Unique Engineering & Construction PCL, NVDR(a)	1,591,600	627,303

		3,579,404

Construction Materials — 3.6%
Siam Cement PCL (The), NVDR	1,084,300	14,974,140
TPI Polene PCL, NVDR(a)	11,028,900	636,866

		15,611,006

Consumer Finance — 1.2%
Muangthai Capital PCL, NVDR(a)	1,855,600	2,366,981
Ratchthani Leasing PCL, NVDR(a)	3,196,549	781,314
Srisawad Corp. PCL, NVDR(a)	1,640,118	2,117,170

		5,265,465

Containers & Packaging — 0.1%
Polyplex Thailand PCL, NVDR(a)	966,200	484,133

Diversified Telecommunication Services — 1.8%
Jasmine International PCL, NVDR(a)	8,897,468	1,454,368
Thaicom PCL, NVDR(a)	1,350,700	416,806
True Corp. PCL, NVDR(a)	29,196,518	5,976,678

		7,847,852

Electrical Equipment — 0.1%
Gunkul Engineering PCL, NVDR(a)	6,669,768	590,966

Electronic Equipment, Instruments &Components — 1.9%
Cal-Comp Electronics Thailand PCL, NVDR	5,589,812	339,863
Delta Electronics Thailand PCL, NVDR	1,454,944	3,100,591

Security	Shares	Value

Electronic Equipment, Instruments &Components (continued)
Hana Microelectronics PCL, NVDR(a)	1,643,200	$1,932,881
KCE Electronics PCL, NVDR(a)	1,540,000	2,129,087
SVI PCL, NVDR(a)	4,152,215	735,803

		8,238,225

Food &Staples Retailing — 8.2%
Berli Jucker PCL, NVDR	3,490,000	6,184,540
CP ALL PCL, NVDR	14,302,200	29,495,830

		35,680,370

Food Products — 3.2%
Charoen Pokphand Foods PCL, NVDR	9,632,400	7,578,194
GFPT PCL, NVDR(a)	1,503,100	679,679
Ichitan Group PCL, NVDR	1,421,000	192,766
Khon Kaen Sugar Industry PCL, NVDR(a)	4,660,578	469,903
Taokaenoi Food & Marketing PCL, NVDR(a)	1,037,900	497,862
Thai Union Group PCL, NVDR	5,566,100	2,976,069
Thai Vegetable Oil PCL, NVDR	1,165,853	1,050,799
Thaifoods Group PCL, NVDR(a)	3,842,400	500,111

		13,945,383

Health Care Providers & Services — 4.5%
Bangkok Chain Hospital PCL, NVDR	3,574,025	2,085,667
Bangkok Dusit Medical Services PCL, NVDR	11,294,800	9,058,616
Bumrungrad Hospital PCL, NVDR	1,041,276	5,774,262
Chularat Hospital PCL, NVDR(a)	14,538,100	1,110,457
Thonburi Healthcare Group PCL, NVDR(a)	687,500	677,418
Vibhavadi Medical Center PCL, NVDR	15,481,100	1,106,806

		19,813,226

Hotels, Restaurants & Leisure — 2.0%
Erawan Group PCL (The), NVDR	3,636,400	899,934
Minor International PCL, NVDR	6,320,010	7,627,265

		8,527,199

Independent Power and Renewable Electricity Producers — 2.3%
BCPG PCL, NVDR(a)	1,757,600	1,036,410
CK Power PCL, NVDR(a)	5,543,560	718,139
Electricity Generating PCL, NVDR	384,200	2,652,893
Glow Energy PCL, NVDR	1,492,600	4,286,722
Inter Far East Energy Corp., NVDR(b)(c)	3,184,500	1
SPCG PCL, NVDR(a)	1,110,700	705,853
Super Energy Corp. PCL, NVDR(a)(b)	32,122,850	736,087

		10,136,105

Industrial Conglomerates — 0.1%
Thoresen Thai Agencies PCL, NVDR	2,690,089	591,770

Marine — 0.1%
Precious Shipping PCL, NVDR(a)(b)	1,666,400	610,962

Media — 1.1%
BEC World PCL, NVDR(a)	2,875,800	667,769
Major Cineplex Group PCL, NVDR(a)	1,296,600	986,414
Mono Technology PCL, NVDR(a)	2,926,200	193,113
Plan B Media PCL, NVDR(a)	3,195,200	663,836
RS PCL, NVDR(a)	1,335,700	738,655
VGI Global Media PCL, NVDR(a)	5,130,740	1,207,049
Workpoint Entertainment PCL, NVDR(a)	435,500	535,560

		4,992,396

Multiline Retail — 0.7%
Robinson PCL, NVDR(a)	1,457,600	2,905,848

Oil, Gas &Consumable Fuels — 21.3%
Bangchak Corp. PCL, NVDR	1,012,500	1,113,657

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Banpu PCL, NVDR	5,991,300	$3,715,961
Energy Absolute PCL, NVDR(a)	3,590,400	4,250,779
Energy Earth PCL, NVDR(a)(b)(c)	4,419,400	1
Esso Thailand PCL, NVDR	3,539,800	1,708,794
IRPC PCL, NVDR	29,195,600	6,199,494
Prima Marine PCL, NVDR(a)	1,463,500	357,715
PTT Exploration & Production PCL, NVDR	4,052,284	17,642,850
PTT PCL, NVDR	30,563,700	49,025,183
Siamgas & Petrochemicals PCL, NVDR	2,217,700	813,089
Thai Oil PCL, NVDR	3,140,800	8,084,705

		92,912,228

Personal Products — 0.0%
Do Day Dream PCL, NVDR(a)	149,600	201,112

Pharmaceuticals — 0.3%
Mega Lifesciences PCL, NVDR(a)	1,015,800	1,094,010

Real Estate Management & Development — 6.5%
Amata Corp. PCL, NVDR(a)	1,531,800	996,863
Ananda Development PCL, NVDR(a)	4,393,300	655,035
AP Thailand PCL, NVDR(a)	2,834,286	814,002
Bangkok Land PCL, NVDR	29,630,800	1,674,824
Central Pattana PCL, NVDR	3,926,700	9,897,731
Golden Land Property Development PCL, NVDR	1,457,000	454,061
Land & Houses PCL, NVDR	8,085,100	2,791,373
LPN Development PCL, NVDR	1,739,247	526,078
Origin Property PCL, NVDR(a)	1,221,100	697,665
Platinum Group PCL (The), NVDR	2,539,700	609,125
Quality Houses PCL, NVDR	12,608,632	1,332,902
Sansiri PCL, NVDR	16,383,137	805,892
SC Asset Corp. PCL, NVDR(a)	4,486,904	485,293
Siam Future Development PCL, NVDR(a)	2,630,428	731,344
Singha Estate PCL, NVDR(a)(b)	7,198,100	725,748
Supalai PCL, NVDR(a)	1,766,400	1,306,046
U City PCL, NVDR(b)	817,293,700	749,123
Univentures PCL, NVDR(a)	1,968,200	502,123
WHA Corp. PCL, NVDR	20,469,140	2,514,083

		28,269,311

Road & Rail — 1.1%
BTS Group Holdings PCL, NVDR	17,041,300	4,816,133

Specialty Retail — 2.5%
Beauty Community PCL, NVDR(a)	5,498,200	1,898,248
Com7 PCL, NVDR(a)	1,094,400	641,994
Home Product Center PCL, NVDR	11,500,873	5,130,240
PTG Energy PCL, NVDR(a)	1,718,500	614,313
Siam Global House PCL, NVDR(a)	4,086,841	2,384,927

		10,669,722

Textiles, Apparel & Luxury Goods — 0.1%
MC Group PCL, NVDR(a)	1,101,800	440,989

Security	Shares	Value

Transportation Infrastructure — 7.2%
Airports of Thailand PCL, NVDR	12,444,800	$25,380,092
Bangkok Aviation Fuel Services PCL, NVDR(a)	566,500	592,808
Bangkok Expressway & Metro PCL, NVDR	21,839,253	5,604,941

		31,577,841

Water Utilities — 0.5%
TTW PCL, NVDR	4,088,866	1,549,097
WHA Utilities and Power PCL, NVDR(a)	3,965,300	726,911

		2,276,008

Wireless Telecommunication Services — 4.3%
Advanced Info Service PCL, NVDR	3,034,719	18,729,399

Total Common Stocks — 99.5% (Cost: $446,725,452)		433,872,771

Warrants

Media — 0.0%
VGI Global Media PCL, (Expires 08/14/19)(b)	1,015,468	—

Road & Rail — 0.0%
BTS Group Holdings PCL, (Expires 08/01/19)(b)	1,855,322	1

Total Warrants — 0.0% (Cost: $0)		1

Short-Term Investments

Money Market Funds — 5.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	21,003,656	21,009,957
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	1,195,576	1,195,576

		22,205,533

Total Short-Term Investments — 5.1% (Cost: $22,200,002)		22,205,533

Total Investments in Securities — 104.6% (Cost: $468,925,454)		456,078,305

Other Assets, Less Liabilities — (4.6)%		(20,236,569)

Net Assets — 100.0%		$435,841,736

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Thailand ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	15,082,493	5,921,163	21,003,656	$21,009,957	$1,252,970	(b)	$896	$1,006
BlackRock Cash Funds: Treasury, SL Agency Shares	1,168,228	27,348	1,195,576	1,195,576	13,903		—	—

				$22,205,533	$1,266,873		$896	$1,006

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$433,872,769	$—	$2	$433,872,771
Warrants	—	1	—	1
Money Market Funds	22,205,533	—	—	22,205,533

	$456,078,302	$1	$2	$456,078,305

See notes to financial statements.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2018

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

ASSETS
Investments in securities, at value (including securities on loan)(a)
Unaffiliated(b)	$2,715,922,931	$283,796,843	$555,634,327	$2,356,360,696
Affiliated(c)	19,092,333	17,957,779	13,336,868	21,110,559
Cash pledged:
Futures contracts(d)	1,012,830	24,601	—	1,199,428
Foreign currency, at value(e)	4,762,103	282,331	5,024,364	6,501,483
Receivables:
Investments sold	1,924,914	2,117,983	751,433	1,074,601
Securities lending income — Affiliated	60,720	37,674	25,737	65,943
Capital shares sold	—	—	4,878,272	—
Dividends	8,617,805	705,118	906,825	14,620,427
Tax reclaims	—	3,671	—	—

Total assets	2,751,393,636	304,926,000	580,557,826	2,400,933,137

LIABILITIES
Bank overdraft	—	—	3,799,349	—
Collateral on securities loaned, at value	18,396,405	17,899,597	13,336,885	19,713,805
Payables:
Investments purchased	2,000,442	1,995,313	5,992,749	5,240,758
Variation margin on futures contracts	251,261	2,759	—	177,709
Investment advisory fees	1,124,074	115,973	208,784	967,305

Total liabilities	21,772,182	20,013,642	23,337,767	26,099,577

NET ASSETS	$2,729,621,454	$284,912,358	$557,220,059	$2,374,833,560

NET ASSETS CONSIST OF:
Paid-in capital	$3,095,233,980	$319,707,825	$449,940,832	$2,846,789,843
Undistributed (distributions in excess of) net investment income	10,599,938	322,056	(8,245,264)	5,556,042
Accumulated net realized loss	(454,879,048)	(3,261,653)	(52,487,715)	(446,148,416)
Net unrealized appreciation (depreciation)	78,666,584	(31,855,870)	168,012,206	(31,363,909)

NET ASSETS	$2,729,621,454	$284,912,358	$557,220,059	$2,374,833,560

Shares outstanding	112,875,000	3,700,000	16,950,000	51,600,000

Net asset value	$24.18	$77.00	$32.87	$46.02

Shares authorized	375 million	500 million	300 million	1 billion

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$17,539,214	$16,862,545	$12,583,520	$18,753,104
(b) Investments, at cost — Unaffiliated	$2,637,045,650	$315,655,556	$387,638,082	$2,387,697,367
(c) Investments, at cost — Affiliated	$19,091,576	$17,953,416	$13,335,222	$21,106,641
(d) Cash collateral pledged, at cost	$1,012,717	$24,427	$—	$1,207,945
(e) Foreign currency, at cost	$4,762,136	$282,288	$5,024,556	$6,517,188

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Assets and Liabilities  (continued)

August 31, 2018

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

ASSETS
Investments in securities, at value (including securities on loan)(a)
Unaffiliated(b)	$575,504,873	$4,041,756,287	$433,872,772
Affiliated(c)	6,315,066	180,260,562	22,205,533
Cash	—	5,746	—
Cash pledged:
Futures contracts(d)	306,091	2,390,000	—
Foreign currency, at value(e)	4,275,636	206,528	316,626
Receivables:
Investments sold	18,597,198	62,599,161	1,537,613
Securities lending income — Affiliated	90,774	395,302	158,030
Capital shares sold	—	18,010,219	—
Dividends	1,514,000	26,556,539	1,055,018

Total assets	606,603,638	4,332,180,344	459,145,592

LIABILITIES
Collateral on securities loaned, at value	6,142,626	146,527,230	20,997,678
Payables:
Investments purchased	20,867,077	99,624,079	2,091,221
Variation margin on futures contracts	56,895	315,845	—
Investment advisory fees	244,633	2,007,223	214,957
Foreign taxes	—	814,570	—

Total liabilities	27,311,231	249,288,947	23,303,856

NET ASSETS	$579,292,407	$4,082,891,397	$435,841,736

NET ASSETS CONSIST OF:
Paid-in capital	$774,524,815	$2,611,268,197	$498,158,980
Undistributed (distributions in excess of) net investment income	(2,982,920)	83,026,169	1,914,983
Accumulated net realized loss	(148,716,758)	(500,781,698)	(51,383,903)
Net unrealized appreciation (depreciation)	(43,532,730)	1,889,378,729	(12,848,324)

NET ASSETS	$579,292,407	$4,082,891,397	$435,841,736

Shares outstanding	24,300,000	107,700,000	4,800,000

Net asset value	$23.84	$37.91	$90.80

Shares authorized	300 million	900 million	200 million

Par value	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$5,838,995	$138,942,827	$19,470,946
(b) Investments, at cost — Unaffiliated	$619,013,676	$2,152,720,354	$446,725,452
(c) Investments, at cost — Affiliated	$6,313,281	$180,220,378	$22,200,002
(d) Cash collateral pledged, at cost	$305,820	$2,390,000	$—
(e) Foreign currency, at cost	$4,288,190	$206,539	$316,916

See notes to financial statements.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2018

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$77,039,906	$6,069,246	$16,236,550	$116,670,759
Dividends — Affiliated	53,871	3,496	9,178	34,434
Securities lending income — Affiliated — net	601,444	458,638	427,845	461,073
Foreign taxes withheld	—	(598,555)	—	(832,997)

Total investment income	77,695,221	5,932,825	16,673,573	116,333,269

EXPENSES
Investment advisory fees	11,171,622	1,697,287	2,497,078	14,008,297
Proxy fees	186	14	41	321

Total expenses	11,171,808	1,697,301	2,497,119	14,008,618

Net investment income	66,523,413	4,235,524	14,176,454	102,324,651

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(41,582,498)	(631,466)	(6,420,080)	(35,974,211)
Investments — Affiliated	5,833	(1,519)	(2,432)	(7,656)
In-kind redemptions — Unaffiliated	2,345,933	49,766,398	—	202,115,267
Futures contracts	(468,215)	191,006	—	192,440
Foreign currency transactions	(2,263)	(115,518)	(946,111)	(1,127,152)

Net realized gain (loss)	(39,701,210)	49,208,901	(7,368,623)	165,198,688

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(32,347,243)	(45,830,727)	30,826,423	(145,308,780)
Investments — Affiliated	(4,987)	3,134	(988)	(537)
Futures contracts	(318,749)	(1,805)	—	53,291
Foreign currency translations	9,972	(2,383)	10,008	(178,930)

Net change in unrealized appreciation (depreciation)	(32,661,007)	(45,831,781)	30,835,443	(145,434,956)

Net realized and unrealized gain (loss)	(72,362,217)	3,377,120	23,466,820	19,763,732

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,838,804)	$7,612,644	$37,643,274	$122,088,383

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statement of Operations   (continued)

Year Ended August 31, 2018

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$30,949,387	$154,725,568	$12,426,269
Dividends — Affiliated	12,671	110,640	13,903
Interest — Unaffiliated	—	6,743	—
Securities lending income — Affiliated — net(a)	161,051	2,914,397	1,252,970
Foreign taxes withheld	(317,964)	(30,501,879)	(1,205,247)
Other foreign taxes	—	(1,485,384)	—

Total investment income	30,805,145	125,770,085	12,487,895

EXPENSES
Investment advisory fees	3,243,566	22,931,584	2,552,670
Proxy fees	58	373	47

Total expenses	3,243,624	22,931,957	2,552,717

Net investment income	27,561,521	102,838,128	9,935,178

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(29,617,085)	43,270,364	(7,580,737)
Investments — Affiliated	3,401	(1,512)	896
In-kind redemptions — Unaffiliated	22,818,737	—	32,685,696
Futures contracts	(512,973)	4,603,030	—
Foreign currency transactions	(112,428)	(1,085,894)	(91,660)

Net realized gain (loss)	(7,420,348)	46,785,988	25,014,195

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(29,103,484)	11,634,042	2,588,269
Investments — Affiliated	(2,392)	8,439	1,006
Futures contracts	(53,860)	228,652	—
Foreign currency translations	(14,392)	(108,665)	(2,561)

Net change in unrealized appreciation (depreciation)	(29,174,128)	11,762,468	2,586,714

Net realized and unrealized gain (loss)	(36,594,476)	58,548,456	27,600,909

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,032,955)	$161,386,584	$37,536,087

(a) Net of securities lending income tax paid of	$—	$717,689	$—

See notes to financial statements

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$66,523,413	$54,584,827	$4,235,524	$2,245,390
Net realized gain (loss)	(39,701,210)	(4,934,210)	49,208,901	11,931,619
Net change in unrealized appreciation (depreciation)	(32,661,007)	243,779,429	(45,831,781)	19,303,879

Net increase (decrease) in net assets resulting from operations	(5,838,804)	293,430,046	7,612,644	33,480,888

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(100,789,012)	(47,903,550)	(4,732,916)	(4,653,375)

Decrease in net assets resulting from distributions to shareholders	(100,789,012)	(47,903,550)	(4,732,916)	(4,653,375)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	980,802,040	13,344,920	92,816,668	(4,164,957)

NET ASSETS
Total increase in net assets	874,174,224	258,871,416	95,696,396	24,662,556
Beginning of year	1,855,447,230	1,596,575,814	189,215,962	164,553,406

End of year	$2,729,621,454	$1,855,447,230	$284,912,358	$189,215,962

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$10,599,938	$12,327,044	$322,056	$(591,075)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets   (continued)

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,176,454	$9,215,501	$102,324,651	$96,552,726
Net realized gain (loss)	(7,368,623)	(5,180,434)	165,198,688	1,737,386
Net change in unrealized appreciation (depreciation)	30,835,443	3,247,154	(145,434,956)	333,667,268

Net increase in net assets resulting from operations	37,643,274	7,282,221	122,088,383	431,957,380

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(30,357,233)	(15,799,041)	(129,611,494)	(98,968,999)

Decrease in net assets resulting from distributions to shareholders	(30,357,233)	(15,799,041)	(129,611,494)	(98,968,999)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	112,710,143	110,285,509	(738,069,585)	429,475,790

NET ASSETS
Total increase (decrease) in net assets	119,996,184	101,768,689	(745,592,696)	762,464,171
Beginning of year	437,223,875	335,455,186	3,120,426,256	2,357,962,085

End of year	$557,220,059	$437,223,875	$2,374,833,560	$3,120,426,256

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(8,245,264)	$(8,211,868)	$5,556,042	$11,406,465

See notes to financial statements.

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets   (continued)

	iShares MSCI Singapore ETF		iShares MSCI Taiwan ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,561,521	$16,847,836	$102,838,128	$97,355,721
Net realized gain (loss)	(7,420,348)	(26,854,229)	46,785,988	7,103,672
Net change in unrealized appreciation (depreciation)	(29,174,128)	116,883,844	11,762,468	637,093,016

Net increase (decrease) in net assets resulting from operations	(9,032,955)	106,877,451	161,386,584	741,552,409

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(31,091,826)	(23,963,560)	(104,132,193)	(64,888,894)

Decrease in net assets resulting from distributions to shareholders	(31,091,826)	(23,963,560)	(104,132,193)	(64,888,894)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	19,149,528	(45,064,669)	261,146,609	430,937,769

NET ASSETS
Total increase (decrease) in net assets	(20,975,253)	37,849,222	318,401,000	1,107,601,284
Beginning of year	600,267,660	562,418,438	3,764,490,397	2,656,889,113

End of year	$579,292,407	$600,267,660	$4,082,891,397	$3,764,490,397

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(2,982,920)	$(2,880,416)	$83,026,169	$84,691,293

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets   (continued)

	iShares MSCI Thailand ETF
	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,935,178	$10,325,846
Net realized gain	25,014,195	18,501,262
Net change in unrealized appreciation (depreciation)	2,586,714	8,462,392

Net increase in net assets resulting from operations	37,536,087	37,289,500

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,963,198)	(10,761,008)

Decrease in net assets resulting from distributions to shareholders	(9,963,198)	(10,761,008)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	52,678,820	(119,013,553)

NET ASSETS
Total increase (decrease) in net assets	80,251,709	(92,485,061)
Beginning of year	355,590,027	448,075,088

End of year	$435,841,736	$355,590,027

Undistributed net investment income included in net assets at end of year	$1,914,983	$2,034,256

See notes to financial statements.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$24.69	$21.08	$19.42	$21.89	$18.91

Net investment income(a)	0.71	0.68	0.54	0.52	0.66
Net realized and unrealized gain (loss)(b)	(0.12)	3.54	1.72	(2.50)	3.04

Net increase (decrease) from investment operations	0.59	4.22	2.26	(1.98)	3.70

Distributions(c)
From net investment income	(1.10)	(0.61)	(0.60)	(0.49)	(0.72)

Total distributions	(1.10)	(0.61)	(0.60)	(0.49)	(0.72)

Net asset value, end of year	$24.18	$24.69	$21.08	$19.42	$21.89

Total Return
Based on net asset value	2.33%	20.38%	11.94%	(9.29)%	19.87%

Ratios to Average Net Assets
Total expenses	0.48%	0.49%	0.48%	0.48%	0.48%

Net investment income	2.83%	3.08%	2.73%	2.36%	3.24%

Supplemental Data
Net assets, end of year (000)	$2,729,621	$1,855,447	$1,596,576	$2,722,224	$3,221,312

Portfolio turnover rate(d)	7%	8%	9%	7%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$72.78	$60.95	$56.79	$56.61	$49.44

Net investment income(a)	0.94	1.02	0.84	0.70	0.70
Net realized and unrealized gain(b)	4.24	12.62	4.29	0.71	7.61

Net increase from investment operations	5.18	13.64	5.13	1.41	8.31

Distributions(c)
From net investment income	(0.96)	(1.81)	(0.97)	(1.23)	(1.14)

Total distributions	(0.96)	(1.81)	(0.97)	(1.23)	(1.14)

Net asset value, end of year	$77.00	$72.78	$60.95	$56.79	$56.61

Total Return
Based on net asset value	7.09%	22.81%	9.10%	2.63%	16.94%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.18%	1.53%	1.44%	1.26%	1.31%

Supplemental Data
Net assets, end of year (000)	$284,912	$189,216	$164,553	$159,004	$169,837

Portfolio turnover rate(d)	9%	8%	12%	10%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year Ended 08/31/18		Year Ended 08/31/17(a)		Year Ended 08/31/16(a)		Year Ended 08/31/15(a)		Year Ended 08/31/14(a)

Net asset value, beginning of year	$32.03		$33.13		$40.75		$64.53		$58.40

Net investment income(b)	0.91		0.56		1.00		1.44		2.16
Net realized and unrealized gain (loss)(c)	2.06		(0.05)		2.79		(23.47)		6.06

Net increase (decrease) from investment operations	2.97		0.51		3.79		(22.03)		8.22

Distributions(d)
From net investment income	(2.13)		(1.61)		(1.81)		(1.57)		(2.09)
From net realized gain	—		—		(9.60)		(0.18)		—

Total distributions	(2.13)		(1.61)		(11.41)		(1.75)		(2.09)

Net asset value, end of year	$32.87		$32.03		$33.13		$40.75		$64.53

Total Return
Based on net asset value	9.59%		2.14%		12.58%		(34.62)%		14.17%

Ratios to Average Net Assets
Total expenses	0.47%		0.49%		0.48%		0.48%		0.48%

Net investment income	2.69%		2.73%		2.86%		2.61%		3.48%

Supplemental Data
Net assets, end of year (000)	$557,220		$437,224		$335,455		$263,579		$786,461

Portfolio turnover rate(e)	63	%(f)	24	%(f)	72	%(f)	24	%(f)	16	%(f)

(a) Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.

(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(f) Portfolio turnover rate excluding cash creations was as follows:	17%		10%		17%		5%		10%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$46.43	$40.94	$38.01	$51.21	$44.56

Net investment income(a)	1.66	1.60	1.54	1.97	1.88
Net realized and unrealized gain (loss)(b)	0.03	5.55	2.98	(13.09)	6.51

Net increase (decrease) from investment operations	1.69	7.15	4.52	(11.12)	8.39

Distributions(c)
From net investment income	(2.10)	(1.66)	(1.59)	(2.08)	(1.74)

Total distributions	(2.10)	(1.66)	(1.59)	(2.08)	(1.74)

Net asset value, end of year	$46.02	$46.43	$40.94	$38.01	$51.21

Total Return
Based on net asset value	3.63%	18.06%	12.20%	(22.19)%	19.25%

Ratios to Average Net Assets
Total expenses	0.48%	0.49%	0.49%	0.49%	0.49%

Net investment income	3.52%	3.69%	4.00%	4.31%	3.90%

Supplemental Data
Net assets, end of year (000)	$2,374,834	$3,120,426	$2,357,962	$1,984,205	$3,472,048

Portfolio turnover rate(d)	6%	3%	6%	7%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year Ended 08/31/18	Year Ended 08/31/17(a)	Year Ended 08/31/16(a)	Year Ended 08/31/15(a)	Year Ended 08/31/14(a)

Net asset value, beginning of year	$24.70	$21.22	$21.25	$27.93	$24.98

Net investment income(b)	1.04	0.56	0.84	0.82	0.80
Net realized and unrealized gain (loss)(c)	(0.77)	3.84	(0.24)	(6.64)	3.05

Net increase (decrease) from investment operations	0.27	4.40	0.60	(5.82)	3.85

Distributions(d)
From net investment income	(1.13)	(0.92)	(0.63)	(0.86)	(0.90)

Total distributions	(1.13)	(0.92)	(0.63)	(0.86)	(0.90)

Net asset value, end of year	$23.84	$24.70	$21.22	$21.25	$27.93

Total Return
Based on net asset value	0.91%	21.51%	2.87%	(21.27)%	15.65%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	4.03%	3.00%	3.96%	3.15%	2.99%

Supplemental Data
Net assets, end of year (000)	$579,292	$600,268	$562,418	$609,927	$984,455

Portfolio turnover rate(e)	26%	12%	7%	10%	4%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year Ended 08/31/18		Year Ended 08/31/17(a)		Year Ended 08/31/16(a)		Year Ended 08/31/15(a)		Year Ended 08/31/14(a)

Net asset value, beginning of year	$37.35		$30.30		$27.17		$32.89		$27.21

Net investment income(b)	0.98		0.87		0.68		0.74		0.58
Net realized and unrealized gain (loss)(c)	0.60		6.88		3.25		(5.88)		5.62

Net increase (decrease) from investment operations	1.58		7.75		3.93		(5.14)		6.20

Distributions(d)
From net investment income	(1.02)		(0.70)		(0.80)		(0.58)		(0.52)

Total distributions	(1.02)		(0.70)		(0.80)		(0.58)		(0.52)

Net asset value, end of year	$37.91		$37.35		$30.30		$27.17		$32.89

Total Return
Based on net asset value	4.43%		26.17%		15.02%		(15.79)%		23.24%

Ratios to Average Net Assets
Total expenses	0.59%		0.62%		0.64%		0.62%		0.62%

Net investment income	2.65%		3.10%		2.51%		2.36%		1.98%

Supplemental Data
Net assets, end of year (000)	$4,082,891		$3,764,790		$2,656,889		$3,276,410		$3,298,664

Portfolio turnover rate(e)	12	%(f)	11	%(f)	27	%(f)	14	%(f)	11	%(f)

(a) Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.

(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(f) Portfolio turnover rate excluding cash creations was as follows:	11%		8%		9%		4%		4%

See notes to financial statements.

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Thailand ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$82.70	$75.94	$65.01	$83.41	$67.73

Net investment income(a)	2.12	1.99	2.05	1.66	1.67
Net realized and unrealized gain (loss)(b)	8.13	6.90	10.54	(17.98)	15.84

Net increase (decrease) from investment operations	10.25	8.89	12.59	(16.32)	17.51

Distributions(c)
From net investment income	(2.15)	(2.13)	(1.66)	(2.08)	(1.83)

Total distributions	(2.15)	(2.13)	(1.66)	(2.08)	(1.83)

Net asset value, end of year	$90.80	$82.70	$75.94	$65.01	$83.41

Total Return
Based on net asset value	12.55%	12.01%	19.87%	(19.92)%	26.18%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.63%	0.62%	0.62%

Net investment income	2.30%	2.63%	3.08%	2.09%	2.24%

Supplemental Data
Net assets, end of year (000)	$435,842	$355,590	$448,075	$237,304	$571,370

Portfolio turnover rate(d)	10%	7%	16%	13%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Notes to Financial Statements

1.   ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex Japan	Diversified
MSCI Singapore(a)	Non-diversified
MSCI Taiwan(b)	Non-diversified
MSCI Thailand(c)	Non-diversified

(a)	Formerly the iShares MSCI Singapore Capped ETF.
(b)	Formerly the iShares MSCI Taiwan Capped ETF.
(c)	Formerly the iShares MSCI Thailand Capped ETF.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.   SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (continued)

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Hong Kong
Goldman Sachs & Co.	$10,309,728	$10,309,728		$—	$—
Morgan Stanley & Co. LLC	6,918,181	6,918,181		—	—
State Street Bank & Trust Company	311,305	311,305		—	—

	$17,539,214	$17,539,214		$—	$—

MSCI Japan Small-Cap
Barclays Capital Inc.	$1,535,356	$1,535,356		$—	$—
BMO Capital Markets	28,976	28,976		—	—
Citigroup Global Markets Inc.	300,511	300,511		—	—
Credit Suisse Securities (USA) LLC	3,129,028	3,129,028		—	—
Deutsche Bank Securities Inc.	120,960	120,960		—	—
Goldman Sachs & Co.	2,346,410	2,346,410		—	—
HSBC Bank PLC	429,979	429,979		—	—
Jefferies LLC	42,418	42,418		—	—
JPMorgan Securities LLC	4,067,797	4,067,797		—	—
Macquarie Bank Limited	79,729	79,729		—	—
Merrill Lynch, Pierce, Fenner & Smith	532,575	532,575		—	—
Mizuho Securities USA Inc.	127,966	127,966		—	—
Morgan Stanley & Co. LLC	3,566,491	3,566,491		—	—
State Street Bank & Trust Company	271,228	271,228		—	—
UBS AG	283,121	283,121		—	—

	$16,862,545	$16,862,545		$—	$—

MSCI Malaysia
JPMorgan Securities PLC	$3,981,507	$3,981,507		$—	$—
Macquarie Bank Limited	1,700,633	1,700,633		—	—
Morgan Stanley & Co. International PLC	6,890,377	6,890,377		—	—
UBS AG	11,003	11,003		—	—

	$12,583,520	$12,583,520		$—	$—

MSCI Pacific ex Japan
Credit Suisse Securities (USA) LLC	$183,748	$183,748		$—	$—
Goldman Sachs & Co.	1,217,500	1,217,500		—	—
JPMorgan Securities LLC	2,123,371	2,123,371		—	—
Macquarie Bank Limited	11,545,400	11,545,400		—	—
Morgan Stanley & Co. LLC	2,609,903	2,609,903		—	—
State Street Bank & Trust Company	1,073,182	1,073,182		—	—

	$18,753,104	$18,753,104		$—	$—

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI Singapore
Goldman Sachs & Co.	$353,868	$353,868	$—	$—
JPMorgan Securities LLC	17,793	17,793	—	—
Morgan Stanley & Co. LLC	5,467,334	5,467,334	—	—

	$5,838,995	$5,838,995	$—	$—

MSCI Taiwan
Citigroup Global Markets Ltd.	$49,010,500	$49,010,500	$—	$—
Credit Suisse Securities (Europe) Ltd.	3,210,190	3,210,190	—	—
JPMorgan Securities PLC	16,752,806	16,752,806	—	—
Morgan Stanley & Co. International PLC	69,911,379	69,911,379	—	—
UBS Ltd.	57,952	57,952	—	—

	$138,942,827	$138,942,827	$—	$—

MSCI Thailand
Barclays Capital Inc.	$1,519,767	$1,519,767	$—	$—
Credit Suisse Securities (USA) LLC	9,837,408	9,837,408	—	—
Deutsche Bank Securities Inc.	242,479	242,479	—	—
Goldman Sachs & Co.	1,871,604	1,871,604	—	—
JPMorgan Securities LLC	729,205	729,205	—	—
Macquarie Bank Limited	176,505	176,505	—	—
Merrill Lynch, Pierce, Fenner & Smith	254,860	254,860	—	—
Morgan Stanley & Co. LLC	2,803,804	2,803,804	—	—
Scotia Capital (USA) Inc.	458,019	458,019	—	—
UBS AG	1,552,290	1,552,290	—	—
UBS Securities LLC	25,005	25,005	—	—

	$19,470,946	$19,470,946	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion	0.4073

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF

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Notes to Financial Statements  (continued)

Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Hong Kong	$150,836
MSCI Japan Small-Cap	111,119
MSCI Malaysia	99,873
MSCI Pacific ex Japan	113,687
MSCI Singapore	36,968
MSCI Taiwan	878,213
MSCI Thailand	290,709

For the year ended August 31, 2018, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Taiwan ETF in the amount of $32,584, related to foreign tax on income earned from the lending of Taiwan securities. The voluntary waiver was discontinued effective January 1, 2018. Such reimbursement is included in securities lending income – affiliated – net in the statement of operations.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$9,874,165	$15,551,550
MSCI Japan Small-Cap	4,296,789	11,282,063
MSCI Pacific ex Japan	13,748,685	5,053,686
MSCI Singapore	7,331,658	16,320,039

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$812,410,589	$169,904,653
MSCI Japan Small-Cap	38,787,255	30,707,357
MSCI Malaysia	443,268,774	331,573,246
MSCI Pacific ex Japan	209,510,705	177,073,182
MSCI Singapore	172,618,169	183,286,121
MSCI Taiwan	706,025,443	452,910,219
MSCI Thailand	40,494,419	43,762,793

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$342,559,333	$11,370,329
MSCI Japan Small-Cap	431,000,810	347,373,045
MSCI Pacific ex Japan	133,274,626	909,223,001
MSCI Singapore	233,467,569	207,596,209
MSCI Thailand	208,878,705	152,479,846

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to passive foreign investment companies, the characterization of corporate actions, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions, realized gains (losses) from in-kind redemptions, the characterization of expenses and classification of settlement proceeds were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Hong Kong	$(112,673,503)	$32,538,493	$80,135,010
MSCI Japan Small-Cap	46,771,943	1,410,523	(48,182,466)
MSCI Malaysia	—	16,147,383	(16,147,383)
MSCI Pacific ex Japan	66,344,102	21,436,420	(87,780,522)
MSCI Singapore	(117,509,307)	3,427,801	114,081,506
MSCI Taiwan	(363,052,013)	(371,059)	363,423,072
MSCI Thailand	25,633,152	(91,253)	(25,541,899)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Hong Kong
Ordinary income	$100,789,012	$47,903,550

MSCI Japan Small-Cap
Ordinary income	$4,732,916	$4,653,375

MSCI Malaysia
Ordinary income	$30,357,233	$15,799,041

MSCI Pacific ex Japan
Ordinary income	$129,611,494	$98,968,999

MSCI Singapore
Ordinary income	$31,091,826	$23,963,560

MSCI Taiwan
Ordinary income	$104,132,193	$64,888,894

MSCI Thailand
Ordinary income	$9,963,198	$10,761,008

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Capital Loss	Net Unrealized	Qualified
iShares ETF	Ordinary Income	Carryforwards	Gains (Losses) (a)	Late-Year Losses	(b)	Total
MSCI Hong Kong	$10,599,938	$(380,898,456)	$4,685,992	$—		$(365,612,526)
MSCI Japan Small-Cap	839,425	(2,750,167)	(32,884,725)	—		(34,795,467)
MSCI Malaysia	4,222,198	(25,388,537)	128,445,566	—		107,279,227
MSCI Pacific ex Japan	19,272,162	(384,040,792)	(107,187,653)	—		(471,956,283)
MSCI Singapore	—	(137,456,998)	(55,518,049)	(2,257,361)		(195,232,408)
MSCI Taiwan	99,786,875	(310,197,861)	1,682,034,186	—		1,471,623,200
MSCI Thailand	1,916,332	(42,560,895)	(21,672,681)	—		(62,317,244)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(b)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total
MSCI Hong Kong	$346,332,497	$34,565,959	$380,898,456
MSCI Japan Small-Cap	2,546,470	203,697	2,750,167
MSCI Malaysia	25,388,537	—	25,388,537
MSCI Pacific ex Japan	347,439,805	36,600,987	384,040,792
MSCI Singapore	125,868,470	11,588,528	137,456,998
MSCI Taiwan	290,527,903	19,669,958	310,197,861
MSCI Thailand	41,255,985	1,304,910	42,560,895

(a)	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2018, the Funds utilized the following amounts of their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Japan Small-Cap	$310,238
MSCI Taiwan	45,029,789

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Hong Kong	$2,730,117,818	$286,046,933	$(281,361,734)	$4,685,199
MSCI Japan Small-Cap	334,637,827	7,693,975	(40,578,985)	(32,885,010)
MSCI Malaysia	440,539,944	172,594,979	(44,163,728)	128,431,251
MSCI Pacific ex Japan	2,484,627,752	315,090,421	(422,193,627)	(107,103,206)
MSCI Singapore	637,312,276	27,712,979	(83,230,220)	(55,517,241)
MSCI Taiwan	2,540,285,275	1,952,598,796	(270,515,982)	1,682,082,814
MSCI Thailand	477,749,811	25,112,705	(46,784,211)	(21,671,506)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares		Amount
MSCI Hong Kong
Shares sold	38,250,000	$993,462,562	21,225,000		$465,624,058
Shares redeemed	(525,000)	(12,660,522)	(21,825,000)		(452,279,138)

Net increase (decrease)	37,725,000	$980,802,040	(600,000)		$13,344,920

MSCI Japan Small-Cap
Shares sold	5,500,000	$444,537,508	1,800,000		$116,995,181
Shares redeemed	(4,400,000)	(351,720,840)	(1,900,000)		(121,160,138)

Net increase (decrease)	1,100,000	$92,816,668	(100,000)		$(4,164,957)

MSCI Malaysia
Shares sold	11,025,000	$376,972,344	6,900,000	(a)	$158,537,129
Shares redeemed	(7,725,000)	(264,262,201)	(3,375,000	)(a)	(48,251,620)

Net increase	3,300,000	$112,710,143	3,525,000		$110,285,509

MSCI Pacific ex Japan
Shares sold	4,500,000	$212,570,632	14,400,000		$627,289,205
Shares redeemed	(20,100,000)	(950,640,217)	(4,800,000)		(197,813,415)

Net increase (decrease)	(15,600,000)	$(738,069,585)	9,600,000		$429,475,790

MSCI Singapore
Shares sold	11,150,000	$295,823,970	3,400,000	(b)	$74,734,333
Shares redeemed	(11,150,000)	(276,674,442)	(5,600,000	)(b)	(119,799,002)

Net increase (decrease)	—	$19,149,528	(2,200,000)		$(45,064,669)

MSCI Taiwan
Shares sold	8,100,000	$304,794,945	15,300,000	(b)	$500,883,331
Shares redeemed	(1,200,000)	(43,648,336)	(2,200,000	)(b)	(69,945,562)

Net increase	6,900,000	$261,146,609	13,100,000		$430,937,769

72	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
MSCI Thailand
Shares sold	2,250,000	$213,303,678	1,700,000	$125,837,713
Shares redeemed	(1,750,000)	(160,624,858)	(3,300,000)	(244,851,266)

Net increase (decrease)	500,000	$52,678,820	(1,600,000)	$(119,013,553)

(a)	Share transactions reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF,

iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF,

iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (seven of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

74	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI Hong Kong	$563,155
MSCI Japan Small-Cap	4,631,094
MSCI Pacific ex Japan	71,353,251
MSCI Thailand	12,057,324

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$109,581,271	$—
MSCI Japan Small-Cap	6,071,828	598,509
MSCI Malaysia	32,323,537	—
MSCI Pacific ex Japan	132,341,299	832,692
MSCI Singapore	30,949,604	317,964
MSCI Taiwan	154,725,569	32,704,952
MSCI Thailand	12,426,269	1,204,897

I M P O R T A N T T A X I N F O R M A T I O N	75

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI Hong Kong ETF, iShares MSCI Pacific ex Japan ETF and iShares MSCI Singapore ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

76	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Japan Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	77

Board Review and Approval of Investment Advisory Contract  (continued)

Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests,

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Board Review and Approval of Investment Advisory Contract  (continued)

and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	81

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Japan Small-Cap	$ 0.958899	$—	$ —	$ 0.958899	100%	—%	—%	100%
MSCI Pacific ex Japan	2.069932	—	0.026001	2.095933	99	—	1	100
MSCI Singapore	0.811339	—	0.315705	1.127044	72	—	28	100
MSCI Taiwan	0.990806	—	0.028100	1.018906	97	—	3	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Hong Kong ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	33	2.38
Greater than 0.5% and Less than 1.0%	190	13.73
Greater than 0.0% and Less than 0.5%	525	37.94
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	387	27.95
Less than –0.5% and Greater than –1.0%	154	11.13
Less than –1.0% and Greater than –1.5%	50	3.61
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	1	0.07

	1,384	100.00%

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Supplemental Information  (unaudited) (continued)

iShares MSCI Japan Small-Cap ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	5	0.36
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	11	0.79
Greater than 1.5% and Less than 2.0%	36	2.60
Greater than 1.0% and Less than 1.5%	88	6.36
Greater than 0.5% and Less than 1.0%	233	16.85
Greater than 0.0% and Less than 0.5%	411	29.72
At NAV	6	0.43
Less than 0.0% and Greater than –0.5%	322	23.27
Less than –0.5% and Greater than –1.0%	144	10.40
Less than –1.0% and Greater than –1.5%	59	4.26
Less than –1.5% and Greater than –2.0%	37	2.67
Less than –2.0% and Greater than –2.5%	11	0.79
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07

	1,384	100.00%

iShares MSCI Malaysia ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	70	5.06
Greater than 0.5% and Less than 1.0%	224	16.18
Greater than 0.0% and Less than 0.5%	417	30.13
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	322	23.27
Less than –0.5% and Greater than –1.0%	173	12.50
Less than –1.0% and Greater than –1.5%	60	4.34
Less than –1.5% and Greater than –2.0%	38	2.75
Less than –2.0% and Greater than –2.5%	11	0.79
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –6.0%	5	0.36

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	83

Supplemental Information  (unaudited) (continued)

iShares MSCI Pacific ex Japan ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	47	3.40
Greater than 0.5% and Less than 1.0%	181	13.08
Greater than 0.0% and Less than 0.5%	549	39.66
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	377	27.24
Less than –0.5% and Greater than –1.0%	136	9.83
Less than –1.0% and Greater than –1.5%	40	2.89
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,384	100.00%

iShares MSCI Singapore ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	21	1.52
Greater than 0.5% and Less than 1.0%	171	12.37
Greater than 0.0% and Less than 0.5%	582	42.05
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	417	30.13
Less than –0.5% and Greater than –1.0%	123	8.89
Less than –1.0% and Greater than –1.5%	28	2.02
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –6.0%	2	0.14

	1,384	100.00%

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Supplemental Information  (unaudited) (continued)

iShares MSCI Taiwan ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	18	1.30
Greater than 1.0% and Less than 1.5%	76	5.49
Greater than 0.5% and Less than 1.0%	215	15.54
Greater than 0.0% and Less than 0.5%	368	26.60
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	386	27.90
Less than –0.5% and Greater than –1.0%	171	12.37
Less than –1.0% and Greater than –1.5%	68	4.91
Less than –1.5% and Greater than –2.0%	28	2.02
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –6.0%	2	0.14

	1,384	100.00%

iShares MSCI Thailand ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	26	1.88
Greater than 1.0% and Less than 1.5%	65	4.70
Greater than 0.5% and Less than 1.0%	223	16.11
Greater than 0.0% and Less than 0.5%	428	30.93
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	312	22.55
Less than –0.5% and Greater than –1.0%	187	13.51
Less than –1.0% and Greater than –1.5%	75	5.42
Less than –1.5% and Greater than –2.0%	26	1.88
Less than –2.0% and Greater than –2.5%	12	0.87
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –5.5% and Greater than –6.0%	1	0.07

	1,384	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

S U P P L E M E N T A L I N F O R M A T I O N	85

Supplemental Information  (unaudited) (continued)

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Hong Kong ETF in respect of BFA’s financial year ending December 31, 2017 was USD 192.31 thousand. This figure is comprised of fixed remuneration of USD 76.65 thousand and variable remuneration of USD 115.66 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Hong Kong ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 26.9 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.01 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of BFA’s financial year ending December 31, 2017 was USD 28.6 thousand. This figure is comprised of fixed remuneration of USD 11.4 thousand and variable remuneration of USD 17.2 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 4.0 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.75 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Malaysia ETF in respect of BFA’s financial year ending December 31, 2017 was USD 46.68 thousand. This figure is comprised of fixed remuneration of USD 18.61 thousand and variable remuneration of USD 28.07 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Malaysia ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 6.53 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.22 thousand.

86	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Taiwan ETF in respect of BFA’s financial year ending December 31, 2017 was USD 351.8 thousand. This figure is comprised of fixed remuneration of USD 140.22 thousand and variable remuneration of USD 211.58 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Taiwan ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 49.22 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 9.17 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Thailand ETF in respect of BFA’s financial year ending December 31, 2017 was USD 37.52 thousand. This figure is comprised of fixed remuneration of USD 14.95 thousand and variable remuneration of USD 22.56 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Thailand ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 5.25 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.98 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	87

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

88	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	89

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

90	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	91

          For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares MSCI Brazil ETF | EWZ | NYSE Arca

▶	iShares MSCI Chile ETF | ECH | Cboe BZX

▶	iShares MSCI Colombia ETF | ICOL | NYSE Arca

▶	iShares MSCI Israel ETF | EIS | NYSE Arca

▶	iShares MSCI Russia ETF | ERUS | NYSE Arca

▶	iShares MSCI South Africa ETF | EZA | NYSE Arca

▶	iShares MSCI Turkey ETF | TUR | NASDAQ

▶	iShares MSCI USA Equal Weighted ETF | EUSA | NYSE Arca

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI Brazil ETF

Investment Objective

The iShares MSCI Brazil ETF (the “Fund”) (formerly the iShares MSCI Brazil Capped ETF) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(17.87)%	(3.02)%	(4.89)%	(17.87)%	(14.22)%	(39.43)%
Fund Market	(16.63)	(2.70)	(4.80)	(16.63)	(12.81)	(38.83)
Index	(17.47)	(2.41)	(4.38)	(17.47)	(11.48)	(36.10)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$ 1,000.00	$ 716.20	$ 2.55	$ 1,000.00	$ 1,022.20	$ 3.01	0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Brazil ETF

Portfolio Management Commentary

The Brazilian economy struggled to emerge from a lengthy recession during the reporting period. A nationwide truckers’ strike late in the reporting period adversely affected many areas of the economy as transportation ground to a halt. In addition to slow economic growth, other factors affecting Brazilian equities included a sharp depreciation in the Brazilian real against major currencies, a continued expansion of public debt, and uncertainty surrounding upcoming elections, as polling favored anti-reform candidates.

From a sector perspective, financials stocks, the largest sector weight in the Index on average during the reporting period, detracted the most from the Index’s performance. Despite strong profitability, banks declined amid slowing loan growth, government policy efforts to slow the decline of the Brazilian real, and regulatory uncertainty.

The consumer staples and consumer discretionary sectors also detracted meaningfully from the Index’s return. The truckers’ strike had an outsized impact on the consumer staples sector, including the shutdown of some meat processing plants. Food, beverage, and tobacco stocks declined amid weak domestic beverage sales, a food safety scandal, and a related ban on meat exports. Within consumer discretionary, for-profit education stocks declined, as continued government cuts to student loan programs shifted more default risk to the companies.

Despite increasing oil prices, the energy sector was another detractor from the Index’s return. Government price controls on fuel, corruption scandals, and transportation issues weighed on Brazilian energy stocks. On the upside, the materials sector contributed to the Index’s return, benefiting from higher commodities prices. Increased exports and a favorable regulatory overhaul drove gains among metals and mining stocks. Paper products stocks also advanced, driven by rising pulp prices.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	33.0%
Materials	21.4
Energy	11.4
Consumer Staples	11.1
Industrials	6.2
Consumer Discretionary	5.5
Utilities	4.7
Telecommunication Services	2.6
Information Technology	1.6
Real Estate	1.3
Health Care	1.2

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Vale SA	13.1%
Itau Unibanco Holding SA (Preferred)	10.4
Banco Bradesco SA (Preferred)	7.1
Petroleo Brasileiro SA (Preferred)	5.1
Ambev SA	4.5
Petroleo Brasileiro SA	4.3
B3 SA - Brasil, Bolsa, Balcao	3.9
Itausa-Investimentos Itau SA (Preferred)	2.9
Banco do Brasil SA	2.3
Suzano Papel e Celulose SA	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Chile ETF

Investment Objective

The iShares MSCI Chile ETF (the “Fund”) (formerly the iShares MSCI Chile Capped ETF) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(7.03)%	0.05%	1.34%	(7.03)%	0.23%	14.19%
Fund Market	(7.98)	0.06	1.37	(7.98)	0.32	14.63
Index	(7.40)	0.09	1.78	(7.40)	0.46	19.33

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
$1,000.00	$823.40	$2.71	$1,000.00	$1,022.20	$3.01	0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Chile ETF

Portfolio Management Commentary

Chile’s economy expanded at its strongest annual rate in nearly six years late in the reporting period. The acceleration was primarily driven by significant increases in fixed investment, household spending, and government spending. However, a number of economic measures slowed during the final few months of the reporting period, including a decline in consumer confidence and a steady increase in the unemployment rate. Declining copper exports also affected the economy’s growth; Chile is the largest copper producer in the world and the metal represents more than 40% of the country’s exports.

From a sector perspective, the utilities sector detracted the most from the Index’s performance. Price increases for raw materials used in electricity generation led to a decline in profits for the electric utilities industry. The earnings of Chilean utilities were further diminished by significantly lower electricity rates in the country and weakness in Latin American currencies. The consumer discretionary sector was another meaningful detractor from the Index’s return. Within the sector, department store stocks declined amid the deteriorating economic outlook and a decline in consumer sentiment late in the reporting period.

The industrials and consumer staples sectors also detracted notably from the Index’s return. Increasing fuel costs detracted from the profits of airline operators and marine shipping companies within the industrials sector. In the consumer staples sector, corporate earnings in the food and staples retail industry decreased due to the deflation of food prices in several Latin American countries, as well as the depreciation of the Chilean peso. On the upside, the energy sector was the largest contributor to the Index’s return, as a sharp increase in the price of oil led to higher profits in the oil and gas, and consumable fuels industry.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	20.7%
Utilities	20.4
Materials	13.9
Consumer Staples	11.9
Consumer Discretionary	11.0
Energy	9.6
Industrials	6.4
Real Estate	2.6
Telecommunication Services	2.2
Information Technology	1.3

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Empresas COPEC SA	9.6%
SACI Falabella	8.8
Sociedad Quimica y Minera de Chile SA (Preferred), Series B	7.9
Banco Santander Chile	7.6
Enel Americas SA	6.5
Empresas CMPC SA	4.7
Banco de Credito e Inversiones SA	4.4
Cencosud SA	4.4
Latam Airlines Group SA	4.2
Banco de Chile	4.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI Colombia ETF

Investment Objective

The iShares MSCI Colombia ETF (the “Fund”) (formerly the iShares MSCI Colombia Capped ETF) seeks to track the investment results of a broad-based index composed of Colombian equities, as represented by the MSCI All Colombia Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.69)%	(9.97)%	(9.12)%	(2.69)%	(40.85)%	(39.21)%
Fund Market	(2.39)	(9.79)	(8.98)	(2.39)	(40.25)	(38.71)
Index	(2.42)	(9.65)	(8.86)	(2.42)	(39.78)	(38.27)

The inception date of the Fund was 6/18/13. The first day of secondary market trading was 6/20/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 958.50	$ 3.01		$ 1,000.00	$ 1,022.10	$ 3.11		0.61%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Colombia ETF

Portfolio Management Commentary

Colombia’s economic growth improved during the reporting period. The acceleration in growth was supported by stronger domestic consumption, which stemmed from lower inflation and a sharp increase in consumer spending. Manufacturing output also increased significantly, as did the country’s oil- and petroleum-related exports, as global demand rose. However, economic growth moderated late in the reporting period as the unemployment rate rose and consumer confidence decreased.

From a sector perspective, the materials sector detracted the most from the Index’s performance. Within the sector, stocks of cement producers in the construction materials industry were the most significant detractors. The profits of several companies in the industry decreased due to bribery investigations and the payment of heavy fines imposed due to a price-fixing scandal.

The industrials and financials sectors were also notable detractors from the Index’s return. In the industrials sector, lower construction volumes and less profitable projects compressed earnings in the construction and engineering industry, while bottom-line growth for Colombian airline operators was hindered by higher jet fuel prices and a pilots’ strike. The diversified financial services industry weighed on the financials sector as lower inflation and increased stock market volatility led to reduced investment income. Concerns about a long-running investigation into a bribery scheme that may have involved Colombian financial institutions also weighed on the industry.

On the upside, the energy sector was the largest contributor to the Index’s return. Stocks in the sector rose significantly amid higher prices for crude oil, which represents the majority of Colombia’s exports. The increase in energy prices contributed to a substantial increase in profits for Colombia’s oil, gas, and consumable fuels companies.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	35.7%
Energy	21.3
Materials	15.5
Utilities	13.5
Consumer Staples	9.1
Industrials	3.3
Telecommunication Services	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Ecopetrol SA	15.0%
Bancolombia SA (Preferred)	13.3
Bancolombia SA	6.3
Banco Davivienda SA (Preferred)	4.7
Grupo Energia Bogota SA ESP	4.6
Grupo Nutresa SA	4.6
Interconexion Electrica SA ESP	4.5
Grupo Argos SA/Colombia	4.5
Almacenes Exito SA	4.5
Grupo de Inversiones Suramericana SA	4.4

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI Israel ETF

Investment Objective

The iShares MSCI Israel ETF (the “Fund”) (formerly the iShares MSCI Israel Capped ETF) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	19.91%	7.84%	4.01%	19.91%	45.83%	48.14%
Fund Market	19.19	8.05	4.20	19.19	47.28	50.86
Index	20.51	8.31	4.27	20.51	49.08	51.91

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,103.20	$ 3.13		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Israel ETF

Portfolio Management Commentary

Israel’s economy expanded during the reporting period, driven in large part by a flourishing information technology sector. This growth led to labor shortages as reflected in the record-low unemployment rate and rising real wages. The benefits of the healthy job market to consumers was evident in higher levels of consumer spending. The notable performance of the country’s economy combined with the government’s budget and debt management prompted upgrades of its credit by prominent global credit rating agencies. Increases in foreign direct investment and exports further stimulated economic growth.

The healthcare sector contributed the most to the Index’s return for the reporting period. Shifting global demographic trends related to aging populations, healthcare reform in developed markets, and increased demand in emerging markets drove spending for healthcare goods and services. The pharmaceuticals industry was supported by sales of medications to treat chronic conditions such as multiple sclerosis. Growing demand for generic drugs, particularly by the expanding baby-boomer generation in the U.S., also benefited the industry.

The information technology sector was another meaningful contributor to the Index’s performance. Software companies led the sector’s gains, advancing on the growth in global demand and spending for artificial intelligence and cybersecurity solutions.

Higher cloud computing revenues made the internet software and services industry another contributor to the Index’s return.

The financials sector also significantly contributed to the Index’s return. Banks performed well as the healthy economy led to increasing loan activity and fee income and fewer credit losses. On the downside, the telecommunication services sector detracted slightly from the Index’s performance due to uncertainty regarding a government proposal to increase sector competition.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	27.9%
Financials	23.1
Health Care	17.5
Real Estate	8.4
Materials	7.2
Industrials	4.9
Telecommunication Services	3.2
Energy	3.1
Consumer Discretionary	2.6
Consumer Staples	1.8
Utilities	0.3

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Teva Pharmaceutical Industries Ltd.	16.8%
Check Point Software Technologies Ltd.	11.7
Bank Leumi Le-Israel BM	7.6
Bank Hapoalim BM	6.2
Nice Ltd.	4.5
Israel Discount Bank Ltd., Class A	3.4
Frutarom Industries Ltd.	3.3
Wix. com Ltd.	3.2
Israel Chemicals Ltd.	2.9
Elbit Systems Ltd.	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® MSCI Russia ETF

Investment Objective

The iShares MSCI Russia ETF (the “Fund”) (formerly the iShares MSCI Russia Capped ETF) seeks to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	4.37%	(0.71)%	(2.54)%	4.37%	(3.50)%	(18.19)%
Fund Market	4.02	(0.74)	(2.61)	4.02	(3.64)	(18.63)
Index	5.40	(0.05)	(1.92)	5.40	(0.23)	(14.01)

The inception date of the Fund was 11/9/10. The first day of secondary market trading was 11/10/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 860.40	$ 2.77		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Russia ETF

Portfolio Management Commentary

The Russian economy posted stable economic growth during the reporting period despite newly enacted sanctions by western governments. The sanctions weighed on the Russian ruble, causing its steady decline against major currencies. Russia’s modest economic expansion was primarily energy-led, as more than 60% of the country’s exports and 40% of the government’s revenues stem from oil and natural gas resources. Growth in foreign direct investment, a critical component of expansion, remained subdued amid rising geopolitical tensions. In a move to expand the economy’s capacity, the government proposed a number of reforms, including an increase to the retirement age.

The energy sector was the leading contributor to the Index’s return. Despite new sanctions levied against Russia, the country’s energy companies remained among the world’s largest producers of oil and gas. Steadily rising oil prices bolstered the oil, gas, and consumable fuels industry, the leading contributors to the Index’s performance at an industry level. Integrated oil and gas producers also benefited from a weaker Russian ruble, which has the dual effect of lowering domestic production costs and increasing revenues, as oil is priced in U.S. dollars. Oil and gas exploration and production stocks gained on rising demand for liquefied natural gas over coal- and oil-based energy sources.

On the downside, consumer staples and financials stocks detracted meaningfully from the Index’s return. Food retailers drove performance of the consumer staples sector, declining amid weakening consumer sentiment following the government’s proposal to increase an already sizable value-added tax. In the financials sector, banks declined despite strong profits in the industry. These stocks fell as investors reduced their exposure to Russian banks on concerns surrounding sanctions risks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Energy	49.5%
Materials	20.0
Financials	17.6
Consumer Staples	6.1
Utilities	3.6
Telecommunication Services	3.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
LUKOIL PJSC	16.2%
Gazprom PJSC	12.6
Sberbank of Russia PJSC	10.0
Novatek PJSC	4.9
MMC Norilsk Nickel PJSC	4.7
Tatneft PJSC	4.6
Sberbank of Russia PJSC	4.2
Magnit PJSC	3.8
Alrosa PJSC	3.4
Mobile TeleSystems PJSC	3.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2018	iShares® MSCI South Africa ETF

Investment Objective

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(10.20)%	1.33%	2.92%	(10.20)%	6.83%	33.35%
Fund Market	(10.09)	1.51	3.04	(10.09)	7.76	34.92
Index(a)	(9.66)	1.98	3.72	(9.66)	10.28	44.10
MSCI South Africa Index	(9.32)	2.05	3.76	(9.32)	10.69	44.64
MSCI South Africa 25/50 Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

(a)

Index performance through August 31, 2017 reflects the performance of the MSCI South Africa Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI South Africa 25/50 Index, which, effective as of September 1, 2017, replaced the MSCI South Africa Index as the underlying index of the Fund.

(b)	The inception date of the MSCI South Africa 25/50 Index was May 12, 2017. The cumulative total return of this index for the period May 12, 2017 through August 31, 2018 was -3.57%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 774.20	$ 2.64		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI South Africa ETF

Portfolio Management Commentary

South Africa’s economy entered into a recession during the second half of the reporting period for the first time since the global financial crisis a decade ago. Declining agricultural productivity played a meaningful role in the recession and was compounded by drought and other unfavorable climate-related events. Exports and manufacturing output also contracted during the reporting period. South Africa’s recession negatively affected the country’s workers and consumers as unemployment increased and consumer spending declined.

From a sector perspective, the consumer discretionary sector was the largest detractor from the Index’s performance. In addition to the unfavorable economic environment, high prices for fuel and increasing tax rates led to a decline in spending on discretionary items, which weakened the sector. The telecommunications services sector was another significant detractor from the Index’s return. In a weaker economic environment, businesses decreased spending on communications and technology, which weighed on revenues for telecommunication services companies.

The real estate and consumer staples sectors were also meaningful detractors from the Index’s return. The decline in the real estate sector was largely due to lower residential property prices, an oversupply of office space, and concerns about the accounting practices of a few real estate investment trusts. In the consumer staples sector, food-related industries declined due in part to a bacterial outbreak in processed meats. Declining prices for corn, wheat, and rice, especially early in the reporting period, also weighed on the food products industry.

On the upside, the financials sector was the largest contributor to the Index’s return. Despite the challenging economic environment, South African banks posted solid earnings, benefiting from successful cost-containment initiatives, innovative digital strategies, and operations in stronger-performing economies outside of South Africa.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	31.9%
Consumer Discretionary	26.8
Materials	12.9
Consumer Staples	8.9
Real Estate	6.7
Telecommunication Services	5.6
Health Care	4.5
Industrials	1.7
Energy	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Naspers Ltd., Class N	21.2%
Sasol Ltd.	7.0
Standard Bank Group Ltd.	5.3
FirstRand Ltd.	5.2
MTN Group Ltd.	3.3
Old Mutual Ltd.	2.9
Sanlam Ltd.	2.8
Absa Group Ltd.	2.7
Aspen Pharmacare Holdings Ltd.	2.6
Remgro Ltd.	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2018	iShares® MSCI Turkey ETF

Investment Objective

The iShares MSCI Turkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(54.97)%	(14.26)%	(6.94)%	(54.97)%	(53.67)%	(51.29)%
Fund Market	(54.77)	(13.96)	(6.89)	(54.77)	(52.84)	(51.03)
Index	(54.88)	(14.00)	(6.64)	(54.88)	(52.96)	(49.71)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 462.70	$ 2.18		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Turkey ETF

Portfolio Management Commentary

The Turkish economy weakened in the second half of the reporting period, largely due to a sharp increase in the country’s inflation rate, which rose to nearly 18%. Consequently, both consumer and business confidence decreased. Escalating political tensions with the U.S. also weighed on Turkey’s economy, especially after the U.S. — the world’s largest buyer of Turkish steel — announced it would double tariffs on imports of Turkish metals. These factors directly contributed to Turkey’s currency crisis, in which the Turkish lira declined by 48% relative to the U.S. dollar during the reporting period, falling to an all-time low.

From a sector perspective, the financials sector, which represented approximately 33% of the Index on average during the reporting period, was the largest detractor from the Index’s performance. Financials stocks declined as Turkey’s currency crisis worsened and loan defaults increased, which ultimately led to credit rating downgrades for two dozen Turkish banks. Banks also faced concerns about whether corporate borrowers could repay their debts; many loans to companies were denominated in U.S. dollars or euros, but the revenues of these companies were earned in Turkish lira, which depreciated significantly in comparison.

The industrials sector also detracted meaningfully from the Index’s return, as industrial production in Turkey weakened throughout the reporting period. In addition, many Turkish industrial companies have debt denominated in foreign currencies, which created balance sheet concerns as the Turkish lira declined. The consumer staples sector was another notable detractor from the Index’s performance. Historically, rising interest rates and higher inflation, both of which were prominent in Turkey during the reporting period, have adversely affected consumer staples stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	24.8%
Industrials	24.1
Materials	16.1
Consumer Staples	12.2
Energy	7.3
Consumer Discretionary	6.5
Telecommunication Services	5.5
Real Estate	1.5
Utilities	1.1
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Eregli Demir ve Celik Fabrikalari TAS	7.9%
BIM Birlesik Magazalar AS	7.4
Tupras Turkiye Petrol Rafinerileri AS	7.0
Turkiye Garanti Bankasi AS	6.5
Akbank Turk AS	6.0
Turkcell Iletisim Hizmetleri AS	5.5
KOC Holding AS	5.4
Turk Hava Yollari AO	4.3
Aselsan Elektronik Sanayi Ve Ticaret AS	4.2
Haci Omer Sabanci Holding AS	3.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

Fund Summary as of August 31, 2018	iShares® MSCI USA Equal Weighted ETF

Investment Objective

The iShares MSCI USA Equal Weighted ETF (the “Fund”) seeks to track the investment results of an index composed of equal weighted U.S. equities, as represented by the MSCI USA Equal Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	17.55%	13.06%	13.06%	17.55%	84.77%	177.90%
Fund Market	17.50	13.07	13.06	17.50	84.78	177.85
Index	17.72	13.22	13.24	17.72	86.04	181.46

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Equal Weighted Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,076.80	$ 0.79		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI USA Equal Weighted ETF

Portfolio Management Commentary

The information technology sector was the largest contributor to the Index’s return for the reporting period. The improving U.S. economy supported the sector, which posted strong earnings as businesses increased spending on technology products and services. Information technology companies also benefited from federal tax reform legislation as rules encouraging the repatriation of cash held overseas led to increased investment and stock buybacks. Within the sector, the software and services industry led contributions to the Index’s return, driven by increased adoption of cloud-based computing and the move to platform-based subscription models. The technology hardware and equipment industry also contributed significantly to the Index’s return, with communications equipment manufacturers benefiting from increased demand for cybersecurity products.

Strong economic conditions also supported the consumer discretionary sector, which was a solid contributor to the Index’s performance. The sector benefited from steady consumer spending growth as wages began to increase. Rising sales, both online and at brick-and-mortar stores, led to increases in the retail industry, while consumer durables companies benefited from increased apparel sales.

The industrials sector contributed significantly to the Index’s return, as U.S. industrial production grew despite increasing international trade tensions. Prompted by tax cuts and large cash reserves, U.S. companies increased their capital expenditures, with investments in equipment and machinery benefiting the capital goods industry. Transportation stocks also contributed to the Index’s return amid growing demand for freight services as the economy strengthened.

Rising oil prices helped the energy sector contribute meaningfully to the Index’s return, with improving global economic growth driving demand for energy. The financials sector also contributed to the Index’s performance as capital markets companies benefited from increased merger activity and data-driven demand for business information services.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	16.6%
Consumer Discretionary	14.9
Financials	14.4
Industrials	14.1
Health Care	11.3
Real Estate	6.2
Energy	6.1
Consumer Staples	5.5
Utilities	5.2
Materials	4.8
Telecommunication Services	0.9

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(	a)
Square Inc., Class A	0.2%
Lululemon Athletica Inc.	0.2
Alnylam Pharmaceuticals Inc.	0.2
Ulta Salon Cosmetics & Fragrance Inc.	0.2
ABIOMED Inc.	0.2
Splunk Inc.	0.2
PG&E Corp.	0.2
Regeneron Pharmaceuticals Inc.	0.2
Apple Inc.	0.2
IPG Photonics Corp.	0.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Brazil ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Embraer SA	14,001,587	$66,607,875

Banks — 5.0%
Banco Bradesco SA	13,381,524	81,553,862
Banco do Brasil SA	16,769,487	122,511,968
Banco Santander Brasil SA, NVS	8,639,375	72,552,214

		276,618,044

Beverages — 4.4%
Ambev SA	53,553,555	245,014,566

Capital Markets — 3.8%
B3 SA - Brasil, Bolsa, Balcao	39,897,177	210,713,956

Containers & Packaging — 1.4%
Klabin SA, NVS	14,484,900	75,059,492

Diversified Consumer Services — 1.3%
Kroton Educacional SA	28,458,619	70,592,240

Electric Utilities — 2.0%
Centrais Eletricas Brasileiras SA(a)	6,414,500	24,629,837
EDP - Energias do Brasil SA	8,569,345	27,891,293
Equatorial Energia SA	4,023,500	55,663,576

		108,184,706

Food & Staples Retailing — 2.3%
Atacadao Distribuicao Comercio e Industria Ltda	10,057,000	35,491,561
Raia Drogasil SA	4,789,200	89,504,721

		124,996,282

Food Products — 2.4%
BRF SA(a)	11,210,150	54,770,593
JBS SA	21,119,607	48,184,342
M. Dias Branco SA	2,722,800	27,960,891

		130,915,826

Health Care Providers &Services — 0.3%
Odontoprev SA	4,685,565	14,897,915

Independent Power and Renewable Electricity Producers — 0.7%
Engie Brasil Energia SA	4,048,475	36,258,520

Insurance — 3.5%
BB Seguridade Participacoes SA	14,148,895	84,067,122
IRB Brasil Resseguros S/A	2,749,900	39,672,351
Porto Seguro SA	2,747,720	36,599,809
Sul America SA, NVS	5,731,249	31,952,329

		192,291,611

IT Services — 1.6%
Cielo SA	24,261,996	88,919,235

Machinery — 1.4%
WEG SA	17,150,781	79,674,267

Metals & Mining — 13.5%
Cia. Siderurgica Nacional SA(a)	15,853,269	33,783,573
Vale SA	54,676,232	711,570,001

		745,353,574

Multiline Retail — 2.8%
Lojas Renner SA	14,255,790	97,850,475
Magazine Luiza SA	1,717,600	54,299,022

		152,149,497

Security	Shares	Value

Oil, Gas & Consumable Fuels — 6.2%
Cosan SA	3,890,950	$32,864,508
Petroleo Brasileiro SA	43,801,369	234,735,620
Ultrapar Participacoes SA	7,301,255	72,957,615

		340,557,743

Paper & Forest Products — 3.7%
Fibria Celulose SA	5,219,951	100,316,915
Suzano Papel e Celulose SA	9,146,930	105,031,736

		205,348,651

Personal Products — 0.6%
Natura Cosmeticos SA	4,594,165	32,336,784

Pharmaceuticals — 0.9%
Hypera SA	7,607,500	50,592,340

Real Estate Management & Development — 1.3%
BR Malls Participacoes SA(a)	18,531,438	41,154,986
Multiplan Empreendimentos Imobiliarios SA	6,966,438	31,500,386

		72,655,372

Road & Rail — 2.5%
Localiza Rent a Car SA	10,717,131	56,003,454
Rumo SA(a)	22,929,190	79,192,829

		135,196,283

Specialty Retail — 0.3%
Petrobras Distribuidora SA	3,347,600	16,071,340

Transportation Infrastructure — 1.0%
CCR SA	25,395,465	57,693,151

Water Utilities — 0.8%
Cia. de Saneamento Basico do Estado de Sao Paulo	7,590,900	44,954,724

Wireless Telecommunication Services — 1.0%
TIM Participacoes SA	18,388,225	54,850,922

Total Common Stocks — 65.9% (Cost: $3,132,518,957)		3,628,504,916

Preferred Stocks

Banks — 20.3%
Banco Bradesco SA, Preference Shares, NVS	56,320,089	387,943,042
Itau Unibanco Holding SA, Preference Shares, NVS	55,379,998	568,168,859
Itausa-Investimentos Itau SA, Preference Shares, NVS	67,938,927	158,135,557

		1,114,247,458

Chemicals — 1.0%
Braskem SA, Class A, Preference Shares, NVS	4,028,556	57,894,420

Diversified Telecommunication Services — 1.6%
Telefonica Brasil SA, Preference Shares, NVS	8,998,064	87,401,403

Electric Utilities — 1.2%
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS(a)	6,152,746	27,029,611
Cia. Energetica de Minas Gerais, Preference Shares, NVS	20,741,970	37,556,151

		64,585,762

Food & Staples Retailing — 1.3%
Cia. Brasileira de Distribuicao, Preference Shares, NVS	3,520,564	69,785,797

Metals & Mining — 1.5%
Gerdau SA, Preference Shares, NVS	21,402,926	83,323,932

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued)	iShares® MSCI Brazil ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 1.1%
Lojas Americanas SA, Preference Shares, NVS	15,917,617	$60,269,126

Oil, Gas & Consumable Fuels — 5.0%
Petroleo Brasileiro SA, Preference Shares, NVS	59,430,983	277,818,678

Total Preferred Stocks — 33.0% (Cost: $1,438,832,240)		1,815,326,576

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	3,435,968	3,435,968

Total Short-Term Investments — 0.1% (Cost: $3,435,968)		3,435,968

Total Investments in Securities — 99.0% (Cost: $4,574,787,165)		5,447,267,460

Other Assets, Less Liabilities — 1.0%		53,763,752

Net Assets — 100.0%		$5,501,031,212

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	16,859	3,419,109	3,435,968	$3,435,968	$84,174	$—		$—

(a) Includes realized capital gain distributions from an affiliated fund, if any.

Futures Contracts Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	1,111	09/21/18	$58,600	$(1,329,597)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$1,329,597

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Brazil ETF
August 31, 2018

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss)from:
Futures contracts	$1,024,243

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,329,597)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$42,040,568

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,628,504,916	$—	$—	$3,628,504,916
Preferred Stocks	1,815,326,576	—	—	1,815,326,576
Money Market Funds	3,435,968	—	—	3,435,968

	$5,447,267,460	$—	$—	$5,447,267,460

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,329,597)	$—	$—	$(1,329,597)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments	iShares® MSCI Chile ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 4.2%
Latam Airlines Group SA	1,767,130	$16,616,976

Banks — 18.8%
Banco de Chile	114,166,135	16,516,615
Banco de Credito e Inversiones SA	270,498	17,318,493
Banco Santander Chile	390,761,323	30,017,568
Itau CorpBanca	1,083,103,976	10,271,701

		74,124,377

Beverages — 4.9%
Cia. Cervecerias Unidas SA	997,897	13,197,297
Vina Concha y Toro SA	3,001,032	5,878,833

		19,076,130

Capital Markets — 0.6%
Sociedad de Inversiones Oro Blanco SA	360,982,920	2,424,383

Construction & Engineering — 1.9%
Besalco SA	3,723,845	3,327,233
Salfacorp SA	2,758,878	4,243,520

		7,570,753

Diversified Financial Services — 1.2%
Inversiones La Construccion SA	299,586	4,797,970

Electric Utilities — 12.4%
Enel Americas SA	170,091,450	25,364,812
Enel Chile SA	163,541,962	16,044,944
Engie Energia Chile SA	3,903,491	7,171,292

		48,581,048

Food & Staples Retailing — 5.2%
Cencosud SA	7,213,233	17,162,437
SMU SA(a)	11,899,216	3,363,133

		20,525,570

Independent Power and Renewable Electricity Producers — 4.4%
AES Gener SA	22,481,930	5,689,555
Colbun SA	54,183,187	11,458,579

		17,148,134

IT Services — 1.2%
SONDA SA	3,702,818	4,882,331

Marine — 0.3%
Cia. Sud Americana de Vapores SA(a)	37,624,259	1,123,361

Metals & Mining — 1.4%
CAP SA	596,431	5,389,314

Multiline Retail — 10.0%
Ripley Corp. SA	5,637,650	4,821,335
SACI Falabella	4,326,813	34,531,569

		39,352,904

Security	Shares	Value

Oil, Gas & Consumable Fuels — 9.6%
Empresas COPEC SA	2,462,038	$37,727,835

Paper & Forest Products — 4.7%
Empresas CMPC SA	4,658,323	18,426,553

Real Estate Management & Development — 2.6%
Parque Arauco SA	4,073,639	10,225,766

Specialty Retail — 0.3%
Empresas Tricot SA	775,649	1,184,359

Textiles, Apparel & Luxury Goods — 0.6%
Forus SA	940,899	2,527,654

Water Utilities — 3.7%
Aguas Andinas SA, Class A	18,131,891	9,761,239
Inversiones Aguas Metropolitanas SA	3,293,745	4,767,401

		14,528,640

Wireless Telecommunication Services — 2.2%
Empresa Nacional de Telecomunicaciones SA	1,050,780	8,641,270

Total Common Stocks — 90.2% (Cost: $266,206,501)		354,875,328

Preferred Stocks

Beverages — 1.8%
Embotelladora Andina SA, Class B, Preference Shares	1,887,920	7,300,598

Chemicals — 7.9%
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares	713,255	30,986,853

Total Preferred Stocks — 9.7% (Cost: $24,912,282)		38,287,451

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	280,439	280,439

Total Short-Term Investments — 0.1% (Cost: $280,439)		280,439

Total Investments in Securities — 100.0% (Cost: $291,399,222)		393,443,218

Other Assets, Less Liabilities — (0.0)%		(92,030)

Net Assets — 100.0%		$393,351,188

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Chile ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	227,709	52,730	280,439	$280,439	$10,825	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$354,875,328	$—	$—	$354,875,328
Preferred Stocks	38,287,451	—	—	38,287,451
Money Market Funds	280,439	—	—	280,439

	$393,443,218	$—	$—	$393,443,218

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments	iShares® MSCI Colombia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 7.0%
Banco de Bogota SA	6,475	$146,256
Bancolombia SA	149,887	1,609,390
Grupo Aval Acciones y Valores SA	154,660	60,502

		1,816,148

Capital Markets — 2.0%
Bolsa de Valores de Colombia	134,924	518,538

Construction & Engineering — 0.8%
Constructora Conconcreto SA	1,490,138	206,343

Construction Materials — 10.5%
Cementos Argos SA	267,658	790,333
Cemex Latam Holdings SA(a)	362,674	747,964
Grupo Argos SA/Colombia	186,286	1,164,762

		2,703,059

Diversified Financial Services — 5.1%
Corp. Financiera Colombiana SA(a)	25,160	199,155
Grupo de Inversiones Suramericana SA	94,831	1,117,574

		1,316,729

Diversified Telecommunication Services — 1.6%
Empresa de Telecomunicaciones de Bogota(a)	3,700,019	411,819

Electric Utilities — 8.5%
Celsia SA ESP	206,090	305,281
Enel Americas SA	4,950,156	738,190
Interconexion Electrica SA ESP	263,662	1,166,938

		2,210,409

Food &Staples Retailing — 4.5%
Almacenes Exito SA	222,037	1,152,795

Food Products — 4.6%
Grupo Nutresa SA	134,865	1,177,901

Gas Utilities — 4.8%
Grupo Energia Bogota SA ESP	1,777,850	1,190,179
Promigas SA ESP	25,086	57,813

		1,247,992

Metals & Mining — 1.6%
Mineros SA	571,946	414,718

Oil, Gas &Consumable Fuels — 21.2%
Canacol Energy Ltd.(a)	265,031	843,498
Ecopetrol SA	3,445,588	3,857,563

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Empresas COPEC SA	50,542	$774,497

		5,475,558

Total Common Stocks — 72.2% (Cost: $17,042,612)		18,652,009

Preferred Stocks

Airlines — 2.5%
Avianca Holdings SA, Preference Shares, NVS	915,695	638,490

Banks — 21.0%
Banco Davivienda SA, Preference Shares	104,562	1,215,138
Bancolombia SA, Preference Shares, NVS	315,351	3,427,330
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	1,996,224	784,177

		5,426,645

Construction Materials — 3.3%
Cementos Argos SA, Preference Shares	71,373	179,907
Grupo Argos SA/Colombia, Preference Shares	118,400	686,039

		865,946

Diversified Financial Services — 0.4%
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	8,723	100,915

Total Preferred Stocks — 27.2% (Cost: $6,428,475)		7,031,996

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	43,489	43,489

Total Short-Term Investments — 0.2% (Cost: $43,489)		43,489

Total Investments in Securities — 99.6% (Cost: $23,514,576)		25,727,494

Other Assets, Less Liabilities — 0.4%		106,787

Net Assets — 100.0%		$25,834,281

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	59,106	(59,106)	—	$—	$806	(b)	$(15)	$4
BlackRock Cash Funds: Treasury, SL Agency Shares	57,311	(13,822)	43,489	43,489	509		—	—

				$43,489	$1,315		$(15)	$4

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Colombia ETF
August 31, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$18,652,009	$—	$—	$18,652,009
Preferred Stocks	7,031,996	—	—	7,031,996
Money Market Funds	43,489	—	—	43,489

	$25,727,494	$—	$—	$25,727,494

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments	iShares® MSCI Israel ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.6%
Elbit Systems Ltd.	24,247	$3,133,774

Banks — 20.3%
Bank Hapoalim BM	1,005,829	7,550,564
Bank Leumi Le-Israel BM	1,374,517	9,252,805
First International Bank of Israel Ltd.	48,996	1,137,033
Israel Discount Bank Ltd., Class A	1,172,753	4,105,319
Mizrahi Tefahot Bank Ltd.	146,125	2,642,461

		24,688,182

Biotechnology — 0.1%
UroGen Pharma Ltd.(a)	2,461	118,940

Building Products — 0.4%
Caesarstone Ltd.	25,850	489,858

Chemicals — 7.2%
Frutarom Industries Ltd.	38,992	3,986,513
Israel Chemicals Ltd.	610,203	3,571,978
Israel Corp. Ltd. (The)	3,971	1,197,015

		8,755,506

Communications Equipment — 1.6%
Ituran Location and Control Ltd.	20,173	687,899
Radware Ltd.(a)	45,116	1,249,713

		1,937,612

Construction & Engineering — 1.3%
Elco Holdings Ltd.	5,807	106,286
Electra Ltd./Israel	2,315	584,120
Shapir Engineering and Industry Ltd.	124,012	407,585
Shikun & Binui Ltd.(a)	250,825	528,005

		1,625,996

Diversified Telecommunication Services — 2.3%
B Communications Ltd.(a)	19,308	193,863
Bezeq The Israeli Telecommunication Corp. Ltd.	2,158,443	2,584,567

		2,778,430

Electronic Equipment, Instruments &Components — 2.5%
Orbotech Ltd.(a)	47,445	3,035,531

Equity Real Estate Investment Trusts (REITs) — 0.6%
REIT 1 Ltd.	194,000	787,987

Food & Staples Retailing — 0.8%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	8,382	428,252
Shufersal Ltd.	88,477	582,816

		1,011,068

Food Products — 0.9%
Strauss Group Ltd.	50,862	1,123,248

Health Care Equipment &Supplies — 0.6%
Mazor Robotics Ltd.(a)	31,216	751,650

Household Durables — 2.1%
SodaStream International Ltd.(a)	17,533	2,502,836

Independent Power and Renewable Electricity Producers — 0.3%
Kenon Holdings Ltd./Singapore	24,030	388,216

Insurance — 2.8%
Clal Insurance Enterprises Holdings Ltd.(a)	26,678	463,237
Harel Insurance Investments & Financial Services Ltd.	126,041	1,030,907
IDI Insurance Co. Ltd.	8,453	515,249

Security	Shares	Value

Insurance (continued)
Menora Mivtachim Holdings Ltd.	34,581	$410,238
Migdal Insurance & Financial Holding Ltd.	480,682	516,552
Phoenix Holdings Ltd. (The)	87,781	498,727

		3,434,910

Internet Software &Services — 3.2%
Wix.com Ltd.(a)(b)	34,721	3,857,503

IT Services — 0.6%
Formula Systems 1985 Ltd.	5,033	208,904
Matrix IT Ltd.	44,465	529,840

		738,744

Machinery — 0.6%
Kornit Digital Ltd.(a)(b)	33,494	701,699

Oil, Gas & Consumable Fuels — 3.1%
Delek Group Ltd.	4,830	746,628
Jerusalem Oil Exploration(a)	10,717	601,169
Naphtha Israel Petroleum Corp. Ltd.	50,526	320,048
Oil Refineries Ltd.	1,643,410	862,478
Paz Oil Co. Ltd.	7,844	1,216,894

		3,747,217

Pharmaceuticals — 16.7%
Teva Pharmaceutical Industries Ltd., ADR, NVS	890,222	20,394,986

Real Estate Management & Development — 7.8%
Africa Israel Properties Ltd.(a)	17,923	472,389
Airport City Ltd.(a)	89,129	1,081,362
Alony Hetz Properties & Investments Ltd.	116,204	1,220,345
Amot Investments Ltd.	145,980	770,173
Azrieli Group Ltd.	44,715	2,326,810
Bayside Land Corp.	953	427,863
Big Shopping Centers Ltd.	2,768	192,254
Blue Square Real Estate Ltd.	4,309	168,558
Brack Capital Properties NV(a)	983	113,366
Gazit-Globe Ltd.	109,676	1,008,578
Industrial Buildings Corp. Ltd.(a)	87,827	123,881
Jerusalem Economy Ltd.(a)	80,840	221,651
Melisron Ltd.	20,067	888,097
Norstar Holdings Inc.	17,827	313,510
Summit Real Estate Holdings Ltd.	12,933	126,477

		9,455,314

Semiconductors & Semiconductor Equipment — 1.9%
Nova Measuring Instruments Ltd.(a)	10,527	312,938
Tower Semiconductor Ltd.(a)	91,544	2,000,329

		2,313,267

Software — 18.1%
Check Point Software Technologies Ltd.(a)(b)	121,946	14,168,906
CyberArk Software Ltd.(a)(b)	26,600	2,006,172
Nice Ltd.(a)	47,410	5,468,865
Sapiens International Corp. NV	34,837	416,565

		22,060,508

Specialty Retail — 0.3%
Delek Automotive Systems Ltd.	51,616	308,887

Textiles, Apparel & Luxury Goods — 0.3%
Delta-Galil Industries Ltd.(b)	12,510	369,107

Wireless Telecommunication Services — 0.9%
Cellcom Israel Ltd.(a)	83,837	493,789

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Israel ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Partner Communications Co. Ltd.(a)	134,794	$603,678

		1,097,467

Total Common Stocks — 99.9% (Cost: $119,123,078)		121,608,443

Short-Term Investments

Money Market Funds — 5.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	7,120,644	7,122,781
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	15,507	15,507

		7,138,288

Total Short-Term Investments — 5.9% (Cost: $7,137,287)		7,138,288

Total Investments in Securities — 105.8% (Cost: $126,260,365)		128,746,731

Other Assets, Less Liabilities — (5.8)%		(7,011,361)

Net Assets — 100.0%		$121,735,370

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	15,525,641	(8,404,997)	7,120,644	$7,122,781	$55,062	(b)	$(1,234)	$455
BlackRock Cash Funds: Treasury, SL Agency Shares	40,997	(25,490)	15,507	15,507	652		—	—

				$7,138,288	$55,714		$(1,234)	$455

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$121,608,443	$—	$—	$121,608,443
Money Market Funds	7,138,288	—	—	7,138,288

	$128,746,731	$—	$—	$128,746,731

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments	iShares® MSCI Russia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 15.5%
Sberbank of Russia PJSC	17,691,520	$47,805,159
Sberbank of Russia PJSC, ADR	1,832,921	19,896,357
VTB Bank PJSC	9,605,425,016	5,904,120
VTB Bank PJSC, GDR, NVS(a)	643,794	811,180

		74,416,816

Capital Markets — 2.0%
Moscow Exchange MICEX-RTS PJSC	6,722,770	9,785,652

Chemicals — 2.0%
PhosAgro PJSC, GDR, NVS(a)	709,044	9,394,833

Electric Utilities — 3.6%
Inter RAO UES PJSC	170,158,000	10,206,385
RusHydro PJSC	750,550,000	7,097,234

		17,303,619

Food & Staples Retailing — 6.1%
Magnit PJSC, GDR, NVS(a)	1,216,219	17,963,554
X5 Retail Group NV, GDR(a)	479,188	11,312,049

		29,275,603

Metals & Mining — 18.0%
Alrosa PJSC	10,917,800	16,434,953
Magnitogorsk Iron &Steel Works PJSC	13,144,700	9,454,485
MMC Norilsk Nickel PJSC	134,473	22,400,936
Novolipetsk Steel PJSC	5,438,920	13,377,302
Polyus PJSC	148,775	9,659,345
Severstal PJSC	924,005	14,899,866

		86,226,887

Oil, Gas &Consumable Fuels — 46.2%
Gazprom PJSC, ADR, NVS	679,528	2,996,718
Gazprom PJSC	27,186,820	60,526,157
LUKOIL PJSC	1,114,955	77,810,753
LUKOIL PJSC, ADR, NVS	33,931	2,341,239
Novatek PJSC, GDR, NVS(a)	140,211	23,415,237
Rosneft Oil Co. PJSC, GDR, NVS(a)	2,035,359	12,969,307
Rosneft Oil Co. PJSC	1,363,360	8,819,345

Security	Shares	Value

Oil, Gas &Consumable Fuels (continued)
Surgutneftegas PJSC, ADR, NVS	204,210	$849,514
Surgutneftegas PJSC	22,211,546	9,477,718
Tatneft PJSC	1,886,645	21,935,404

		221,141,392

Wireless Telecommunication Services — 3.2%
Mobile TeleSystems PJSC, ADR, NVS	1,974,943	15,305,808

Total Common Stocks — 96.6% (Cost: $502,609,548)		462,850,610

Preferred Stocks

Oil, Gas &Consumable Fuels — 3.4%
Surgutneftegas PJSC, Preference Shares, NVS	22,642,600	12,579,643
Transneft PJSC, Preference Shares	1,655	3,501,475

		16,081,118

Total Preferred Stocks — 3.4% (Cost: $16,555,046)		16,081,118

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	349,697	349,697

Total Short-Term Investments — 0.1% (Cost: $349,697)		349,697

Total Investments in Securities — 100.1% (Cost: $519,514,291)		479,281,425

Other Assets, Less Liabilities — (0.1)%		(421,602)

Net Assets — 100.0%		$478,859,823

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income	Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Treasury, SL Agency Shares	1,026,049	(676,352)	349,697	$349,697	$27,321	$—		$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Russia ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$462,850,610	$—	$—	$462,850,610
Preferred Stocks	16,081,118	—	—	16,081,118
Money Market Funds	349,697	—	—	349,697

	$479,281,425	$—	$—	$479,281,425

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments	iShares® MSCI South Africa ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 10.6%
Absa Group Ltd.	898,420	$9,967,626
Capitec Bank Holdings Ltd.	60,174	4,118,384
Nedbank Group Ltd.	302,964	5,748,174
Standard Bank Group Ltd.	1,545,748	19,659,393

		39,493,577

Capital Markets — 1.9%
Coronation Fund Managers Ltd.	407,140	1,599,243
Investec Ltd.	442,105	2,901,953
Reinet Investments SCA	128,313	2,495,102

		6,996,298

Chemicals — 7.0%
Sasol Ltd.	660,261	25,957,535

Distributors — 0.8%
Imperial Holdings Ltd.	225,017	3,166,556

Diversified Financial Services — 10.3%
FirstRand Ltd.	4,053,816	19,561,798
PSG Group Ltd.	230,087	3,534,086
Remgro Ltd.	664,587	9,725,730
RMB Holdings Ltd.	975,139	5,610,730

		38,432,344

Diversified Telecommunication Services — 0.5%
Telkom SA SOC Ltd.	524,609	1,800,706

Equity Real Estate Investment Trusts (REITs) — 5.3%
Fortress REIT Ltd., Series A	1,946,648	2,190,955
Fortress REIT Ltd., Series B	1,441,913	1,554,968
Growthpoint Properties Ltd.	3,866,638	6,713,917
Hyprop Investments Ltd.	394,721	2,747,994
Redefine Properties Ltd.	7,078,358	5,000,324
Resilient REIT Ltd.	449,145	1,747,071

		19,955,229

Food & Staples Retailing — 7.3%
Bid Corp. Ltd.	428,743	9,176,659
Clicks Group Ltd.	239,449	3,317,679
Pick n Pay Stores Ltd.	575,057	2,845,602
Shoprite Holdings Ltd.	559,787	7,794,321
SPAR Group Ltd. (The)	283,222	3,962,837

		27,097,098

Food Products — 1.6%
Pioneer Foods Group Ltd.	239,751	1,726,387
Tiger Brands Ltd.	221,708	4,331,941

		6,058,328

Health Care Providers & Services — 1.9%
Life Healthcare Group Holdings Ltd.	2,002,455	3,643,747
Netcare Ltd.	1,650,858	3,307,068

		6,950,815

Industrial Conglomerates — 1.8%
Bidvest Group Ltd. (The)	444,059	6,546,659

Insurance — 9.1%
Discovery Ltd.	491,420	5,876,748
Liberty Holdings Ltd.	237,279	1,885,276
MMI Holdings Ltd./South Africa	1,618,316	1,894,317
Old Mutual Ltd.(a)	5,285,316	10,966,546

Security	Shares	Value

Insurance (continued)
Rand Merchant Investment Holdings Ltd.	1,061,150	$2,957,930
Sanlam Ltd.	1,906,216	10,322,612

		33,903,429

Media — 21.2%
Naspers Ltd., Class N	354,044	78,916,562

Metals & Mining — 3.3%
Anglo American Platinum Ltd.	94,551	2,774,980
AngloGold Ashanti Ltd.	578,320	4,653,796
Gold Fields Ltd.	1,184,068	2,909,407
Kumba Iron Ore Ltd.	108,988	1,971,957

		12,310,140

Multiline Retail — 1.3%
Woolworths Holdings Ltd./South Africa	1,357,055	5,022,064

Oil, Gas &Consumable Fuels — 1.0%
Exxaro Resources Ltd.	367,584	3,734,485

Paper & Forest Products — 2.6%
Mondi Ltd.	168,564	4,719,389
Sappi Ltd.	736,058	5,043,451

		9,762,840

Pharmaceuticals — 2.6%
Aspen Pharmacare Holdings Ltd.	490,039	9,747,098

Real Estate Management & Development — 1.3%
NEPI Rockcastle PLC	524,004	5,007,120

Specialty Retail — 3.4%
Foschini Group Ltd. (The)	321,016	3,825,352
Mr. Price Group Ltd.	332,900	5,120,088
Truworths International Ltd.	634,492	3,726,077

		12,671,517

Wireless Telecommunication Services — 5.1%
MTN Group Ltd.	2,051,663	12,461,564
Vodacom Group Ltd.	782,630	6,751,411

		19,212,975

Total Common Stocks — 99.9% (Cost: $468,056,296)		372,743,375

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(b)(c)	173,320	173,320

Total Short-Term Investments — 0.0% (Cost: $173,320)		173,320

Total Investments in Securities — 99.9% (Cost: $468,229,616)		372,916,695

Other Assets, Less Liabilities — 0.1%		197,236

Net Assets — 100.0%		$373,113,931

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI South Africa ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at			Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity		08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	—	0	(b)	—	$—	$26,469	(c)	$(1,144)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	225,602	(52,282)		173,320	173,320	4,094		—	—

					$173,320	$30,563		$(1,144)	$—

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$372,743,375	$—	$—	$372,743,375
Money Market Funds	173,320	—	—	173,320

	$372,916,695	$—	$—	$372,916,695

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments	iShares® MSCI Turkey ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	4,149,299	$16,178,021

Airlines — 4.7%
Pegasus Hava Tasimaciligi AS(a)(b)	430,883	1,551,172
Turk Hava Yollari AO(a)	6,697,918	16,466,021

		18,017,193

Auto Components — 0.2%
Kordsa Teknik Tekstil AS(b)	707,281	929,192

Automobiles — 3.6%
Ford Otomotiv Sanayi AS	851,399	8,607,522
Tofas Turk Otomobil Fabrikasi AS	1,516,921	5,245,572

		13,853,094

Banks — 20.5%
Akbank Turk AS	26,685,670	23,211,063
Albaraka Turk Katilim Bankasi AS(b)	3,847,394	732,035
Turkiye Garanti Bankasi AS	28,020,020	25,175,600
Turkiye Halk Bankasi AS(b)	7,582,361	7,030,193
Turkiye Is Bankasi AS, Class C	19,107,293	11,512,416
Turkiye Sinai Kalkinma Bankasi AS	15,229,483	1,747,806
Turkiye Vakiflar Bankasi TAO, Class D	9,101,531	4,755,377
Yapi ve Kredi Bankasi AS(a)(b)	20,492,398	5,198,721

		79,363,211

Beverages — 3.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,514,482	7,935,773
Coca-Cola Icecek AS	925,998	3,993,583

		11,929,356

Building Products — 0.9%
Trakya Cam Sanayii AS	5,302,368	3,458,980

Capital Markets — 0.3%
Verusa Holding AS(b)	293,131	1,244,719

Chemicals — 4.2%
Petkim Petrokimya Holding AS	10,011,684	8,330,156
Sasa Polyester Sanayi AS(a)(b)	1,459,558	2,078,392
Soda Sanayii AS	4,854,145	5,937,344

		16,345,892

Construction & Engineering — 2.0%
Tekfen Holding AS	2,469,478	7,629,661

Construction Materials — 0.5%
Akcansa Cimento AS	580,311	838,624
Cimsa Cimento Sanayi VE Ticaret AS	653,447	996,612

		1,835,236

Containers & Packaging — 0.3%
Anadolu Cam Sanayii AS	2,290,073	1,130,815

Diversified Financial Services — 3.1%
Haci Omer Sabanci Holding AS	11,141,143	11,978,548

Equity Real Estate Investment Trusts (REITs) — 1.5%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(b)	20,751,651	5,765,871

Food & Staples Retailing — 7.7%
BIM Birlesik Magazalar AS	2,577,715	28,415,296
Migros Ticaret AS(a)(b)	643,861	1,312,564

		29,727,860

Security	Shares	Value

Food Products — 1.1%
Ulker Biskuvi Sanayi AS(a)	1,867,645	$4,182,442

Gas Utilities — 0.4%
Aygaz AS(b)	902,446	1,633,935

Health Care Providers & Services — 0.6%
MLP Saglik Hizmetleri AS(a)(b)(c)	1,004,247	1,569,551
Selcuk Ecza Deposu Ticaret ve Sanayi AS	1,896,191	890,506

		2,460,057

Household Durables — 1.8%
Arcelik AS	2,869,204	5,749,456
Vestel Elektronik Sanayi ve Ticaret AS(a)(b)	1,017,639	1,326,169

		7,075,625

Independent Power and Renewable Electricity Producers — 0.6%
Aksa Enerji Uretim AS(a)(b)	1,860,097	1,176,912
Zorlu Enerji Elektrik Uretim AS(a)	6,107,017	1,254,188

		2,431,100

Industrial Conglomerates — 9.0%
AG Anadolu Grubu Holding AS(b)	1,182,054	3,232,587
Alarko Holding AS(b)	939,577	678,195
Dogan Sirketler Grubu Holding AS(a)(b)	12,619,947	2,343,997
Enka Insaat ve Sanayi AS	1	1
KOC Holding AS	9,228,069	20,874,548
Turkiye Sise ve Cam Fabrikalari AS	8,191,376	7,619,597

		34,748,925

Insurance — 0.8%
Anadolu Anonim Turk Sigorta Sirketi	2,423,708	1,592,077
Anadolu Hayat Emeklilik AS	1,043,494	1,166,047
AvivaSA Emeklilik ve Hayat AS(b)	283,034	555,618

		3,313,742

Machinery —0.6%
Otokar Otomotiv Ve Savunma Sanayi AS(b)	102,492	1,101,957
Turk Traktor ve Ziraat Makineleri AS	162,893	1,120,185

		2,222,142

Metals & Mining — 11.1%
Borusan Mannesmann Boru Sanayi ve Ticaret AS(b)	509,790	597,375
Eregli Demir ve Celik Fabrikalari TAS	16,981,736	30,361,850
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A(a)	2,494,841	1,171,649
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	8,048,118	5,116,475
Koza Altin Isletmeleri AS(a)(b)	554,870	3,686,705
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	2,347,886	2,038,634

		42,972,688

Oil, Gas & Consumable Fuels — 7.2%
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS(a)(b)	1,247,112	917,126
Tupras Turkiye Petrol Rafinerileri AS	1,518,614	27,059,753

		27,976,879

Personal Products — 0.3%
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	2,092,480	1,169,116

Software — 0.3%
Logo Yazilim Sanayi Ve Ticaret AS(a)(b)	198,373	1,012,497

Textiles, Apparel & Luxury Goods — 0.9%
Aksa Akrilik Kimya Sanayii AS	1,003,335	1,689,333
Mavi Giyim Sanayi Ve Ticaret AS, Class B(c)	436,267	1,665,420

		3,354,753

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Turkey ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Transportation Infrastructure — 2.8%
TAV Havalimanlari Holding AS	2,203,870	$10,969,014

Wireless Telecommunication Services — 5.5%
Turkcell Iletisim Hizmetleri AS	13,342,740	21,357,249

Total Common Stocks — 99.8% (Cost: $707,823,905)		386,267,813

Short-Term Investments

Money Market Funds — 4.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	18,539,409	18,544,970
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	315,285	315,285

		18,860,255

Total Short-Term Investments — 4.9% (Cost: $18,856,194)		18,860,255

Total Investments in Securities — 104.7% (Cost: $726,680,099)		405,128,068

Other Assets, Less Liabilities — (4.7)%		(18,331,264)

Net Assets — 100.0%		$386,796,804

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	15,951,030	2,588,379	18,539,409	$18,544,970	$1,050,302	(b)	$73		$132
BlackRock Cash Funds: Treasury, SL Agency Shares	100,988	214,297	315,285	315,285	4,177		—		—

				$18,860,255	$1,054,479		$73		$132

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$386,267,813	$—	$—	$386,267,813
Money Market Funds	18,860,255	—	—	18,860,255

	$405,128,068	$—	$—	$405,128,068

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments	iShares® MSCI USA Equal Weighted ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.2%
Arconic Inc.	14,098	$315,513
Boeing Co. (The)	881	301,998
General Dynamics Corp.	1,595	308,473
Harris Corp.	1,891	307,306
Huntington Ingalls Industries Inc.	1,241	303,387
L3 Technologies Inc.	1,468	313,741
Lockheed Martin Corp.	959	307,273
Northrop Grumman Corp.	1,038	309,833
Raytheon Co.	1,544	307,935
Rockwell Collins Inc.	2,270	308,606
Spirit AeroSystems Holdings Inc., Class A	3,575	305,663
Textron Inc.	4,491	310,014
TransDigm Group Inc.	866	303,100
United Technologies Corp.	2,298	302,647

		4,305,489

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	3,219	309,282
Expeditors International of Washington Inc.	4,190	307,043
FedEx Corp.	1,252	305,425
United Parcel Service Inc., Class B	2,511	308,552
XPO Logistics Inc.(a)	2,901	308,956

		1,539,258

Airlines — 0.7%
American Airlines Group Inc.	7,869	318,537
Delta Air Lines Inc.	5,385	314,915
Southwest Airlines Co.	5,106	312,998
United Continental Holdings Inc.(a)	3,619	316,373

		1,262,823

Auto Components — 0.8%
Aptiv PLC	3,379	297,386
Autoliv Inc.	3,405	303,351
BorgWarner Inc.	6,774	296,498
Goodyear Tire & Rubber Co. (The)	12,756	289,434
Lear Corp.	1,845	299,259

		1,485,928

Automobiles — 0.6%
Ford Motor Co.	31,130	295,112
General Motors Co.	8,251	297,449
Harley-Davidson Inc.	7,146	304,562
Tesla Inc.(a)(b)	974	293,817

		1,190,940

Banks — 3.5%
Bank of America Corp.	9,933	307,228
BB&T Corp.	5,952	307,480
CIT Group Inc.	5,750	311,880
Citigroup Inc.	4,311	307,116
Citizens Financial Group Inc.	7,506	308,947
Comerica Inc.	3,146	306,672
East West Bancorp. Inc.	4,865	308,392
Fifth Third Bancorp.	10,457	307,750
First Republic Bank/CA	3,051	309,951
Huntington Bancshares Inc./OH	19,114	309,838
JPMorgan Chase &Co.	2,665	305,356
KeyCorp	14,621	308,064
M&T Bank Corp.	1,758	311,430
People’s United Financial Inc.	16,586	307,007
PNC Financial Services Group Inc. (The)(c)	2,134	306,314

Security	Shares	Value

Banks (continued)
Regions Financial Corp.	15,997	$311,302
Signature Bank/New York NY	2,641	305,669
SunTrust Banks Inc.	4,163	306,230
SVB Financial Group(a)	939	303,062
U.S. Bancorp	5,710	308,968
Wells Fargo & Co.	5,262	307,722
Zions BanCorp.	5,795	308,816

		6,775,194

Beverages — 1.0%
Brown-Forman Corp., Class B, NVS	5,908	308,516
Coca-Cola Co. (The)	6,807	303,388
Constellation Brands Inc., Class A	1,479	307,928
Molson Coors Brewing Co., Class B	4,574	305,269
Monster Beverage Corp.(a)	5,145	313,279
PepsiCo Inc.	2,767	309,931

		1,848,311

Biotechnology — 2.3%
AbbVie Inc.	3,173	304,545
Alexion Pharmaceuticals Inc.(a)	2,592	316,846
Alkermes PLC(a)	6,756	302,939
Alnylam Pharmaceuticals Inc.(a)	2,762	338,815
Amgen Inc.	1,566	312,902
Biogen Inc.(a)	909	321,322
BioMarin Pharmaceutical Inc.(a)	3,109	310,838
Celgene Corp.(a)	3,398	320,941
Gilead Sciences Inc.	4,157	314,810
Incyte Corp.(a)	4,308	318,404
Regeneron Pharmaceuticals Inc.(a)	801	325,807
Seattle Genetics Inc.(a)	4,158	319,168
United Therapeutics Corp.(a)	2,453	301,694
Vertex Pharmaceuticals Inc.(a)	1,737	320,303

		4,429,334

Building Products — 1.1%
Allegion PLC	3,553	309,893
AO Smith Corp.	5,242	304,455
Fortune Brands Home &Security Inc.	5,673	300,556
Johnson Controls International PLC	7,830	295,739
Lennox International Inc.	1,400	311,934
Masco Corp.	7,954	302,013
Owens Corning	5,344	302,577

		2,127,167

Capital Markets — 3.9%
Affiliated Managers Group Inc.	2,099	306,643
Ameriprise Financial Inc.	2,157	306,208
Bank of New York Mellon Corp. (The)	5,870	306,120
BlackRock Inc.(c)	643	308,036
Cboe Global Markets Inc.	3,075	309,960
Charles Schwab Corp. (The)	6,054	307,483
CME Group Inc.	1,823	318,533
E*TRADE Financial Corp.(a)	5,215	306,955
Eaton Vance Corp., NVS	5,756	303,514
Franklin Resources Inc.	9,339	296,420
Goldman Sachs Group Inc. (The)	1,282	304,872
Intercontinental Exchange Inc.	4,195	319,785
Invesco Ltd.	12,570	302,937
Moody’s Corp.	1,773	315,629
Morgan Stanley	6,234	304,406
MSCI Inc.	1,778	320,502
Nasdaq Inc.	3,273	312,375

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA Equal Weighted ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Northern Trust Corp.	2,849	$306,154
Raymond James Financial Inc.	3,347	311,405
S&P Global Inc.	1,523	315,337
SEI Investments Co.	4,942	311,741
State Street Corp.	3,572	310,442
T Rowe Price Group Inc.	2,674	309,890
TD Ameritrade Holding Corp.	5,310	311,007

		7,426,354

Chemicals — 2.7%
Air Products & Chemicals Inc.	1,859	309,133
Albemarle Corp.	3,210	306,619
Axalta Coating Systems Ltd.(a)	10,301	314,181
Celanese Corp., Series A	2,641	308,548
CF Industries Holdings Inc.	6,142	319,077
Chemours Co. (The)	6,772	295,259
DowDuPont Inc.	4,392	308,011
Eastman Chemical Co.	3,114	302,151
Ecolab Inc.	2,076	312,397
FMC Corp.	3,601	307,706
International Flavors & Fragrances Inc.	2,370	308,787
LyondellBasell Industries NV, Class A	2,682	302,476
Mosaic Co. (The)	10,156	317,578
PPG Industries Inc.	2,804	309,954
Praxair Inc.	1,968	311,318
Sherwin-Williams Co. (The)	684	311,617
Westlake Chemical Corp.	3,174	300,165

		5,244,977

Commercial Services & Supplies — 1.1%
Cintas Corp.	1,467	313,014
Copart Inc.(a)(b)	4,875	313,511
Republic Services Inc.	4,251	311,853
Rollins Inc.	5,227	314,038
Stericycle Inc.(a)	5,034	310,548
Waste Connections Inc.	3,948	313,432
Waste Management Inc.	3,430	311,787

		2,188,183

Communications Equipment — 1.1%
Arista Networks Inc.(a)	1,022	305,557
Cisco Systems Inc.	6,675	318,865
CommScope Holding Co. Inc.(a)	9,953	315,410
F5 Networks Inc.(a)	1,651	312,237
Juniper Networks Inc.	10,899	309,859
Motorola Solutions Inc.	2,444	313,712
Palo Alto Networks Inc.(a)	1,372	317,138

		2,192,778

Construction & Engineering — 0.3%
Fluor Corp.	5,304	304,503
Jacobs Engineering Group Inc.	4,271	310,459

		614,962

Construction Materials — 0.3%
Martin Marietta Materials Inc.	1,493	296,689
Vulcan Materials Co.	2,738	303,370

		600,059

Consumer Finance — 0.8%
Ally Financial Inc.	11,438	307,453
American Express Co.	2,918	309,250
Capital One Financial Corp.	3,082	305,395
Discover Financial Services	3,934	307,324

Security	Shares	Value

Consumer Finance (continued)
Synchrony Financial	9,770	$309,416

		1,538,838

Containers & Packaging — 1.1%
Avery Dennison Corp.	2,924	307,546
Ball Corp.	7,431	311,210
Crown Holdings Inc.(a)	7,211	308,703
International Paper Co.	5,921	302,800
Packaging Corp. of America	2,766	304,039
Sealed Air Corp.	7,804	313,018
WestRock Co.	5,544	305,364

		2,152,680

Distributors — 0.3%
Genuine Parts Co.	3,115	311,033
LKQ Corp.(a)	9,133	315,271

		626,304

Diversified Consumer Services — 0.2%
H&R Block Inc.	11,691	316,358

Diversified Financial Services — 0.5%
Berkshire Hathaway Inc., Class B(a)	1,480	308,906
Jefferies Financial Group Inc.	13,023	302,394
Voya Financial Inc.	6,127	306,779

		918,079

Diversified Telecommunication Services — 0.6%
AT&T Inc.	9,473	302,568
CenturyLink Inc.	13,598	290,453
Verizon Communications Inc.	5,670	308,278
Zayo Group Holdings Inc.(a)	8,880	307,781

		1,209,080

Electric Utilities — 2.6%
Alliant Energy Corp.	7,271	311,490
American Electric Power Co. Inc.	4,385	314,536
Duke Energy Corp.	3,859	313,505
Edison International	4,602	302,489
Entergy Corp.	3,722	311,122
Evergy Inc.	5,460	311,493
Eversource Energy	4,999	312,087
Exelon Corp.	7,125	311,434
FirstEnergy Corp.	8,442	315,562
NextEra Energy Inc.	1,816	308,902
OGE Energy Corp.	8,428	310,403
PG&E Corp.	7,131	329,310
Pinnacle West Capital Corp.	3,862	303,360
PPL Corp.	10,567	314,263
Southern Co. (The)	6,968	305,059
Xcel Energy Inc.	6,568	315,592

		4,990,607

Electrical Equipment — 1.0%
Acuity Brands Inc.(b)	2,026	309,654
AMETEK Inc.	4,036	310,611
Eaton Corp. PLC	3,743	311,193
Emerson Electric Co.	4,070	312,291
Rockwell Automation Inc.	1,758	318,128
Sensata Technologies Holding PLC(a)	5,751	304,515

		1,866,392

Electronic Equipment, Instruments & Components — 1.9%
Amphenol Corp., Class A	3,293	311,452
Arrow Electronics Inc.(a)	3,891	301,669

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued)	iShares® MSCI USA Equal Weighted ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Avnet Inc.	6,381	$308,840
CDW Corp./DE	3,549	310,750
Cognex Corp.	5,927	318,873
Corning Inc.	9,250	309,968
Flex Ltd.(a)	22,325	307,862
FLIR Systems Inc.	5,031	315,645
IPG Photonics Corp.(a)	1,851	324,813
Keysight Technologies Inc.(a)	4,820	312,770
TE Connectivity Ltd.	3,359	307,953
Trimble Inc.(a)	7,496	315,582

		3,746,177

Energy Equipment & Services — 1.0%
Baker Hughes a GE Co.	9,345	308,105
Halliburton Co.	7,583	302,486
Helmerich & Payne Inc.	4,688	307,392
National Oilwell Varco Inc.	6,770	318,664
Schlumberger Ltd.	4,796	302,915
TechnipFMC PLC	10,104	309,485

		1,849,047

Equity Real Estate Investment Trusts (REITs) — 5.9%
Alexandria Real Estate Equities Inc.	2,466	316,511
American Tower Corp.	2,096	312,555
AvalonBay Communities Inc.	1,708	313,059
Boston Properties Inc.	2,418	315,428
Brookfield Property REIT Inc., NVS	15,763	315,575
Camden Property Trust	3,293	313,033
Crown Castle International Corp.	2,786	317,688
Digital Realty Trust Inc.(b)	2,524	313,683
Duke Realty Corp.	11,032	314,302
Equinix Inc.(b)	719	313,577
Equity Residential	4,609	312,260
Essex Property Trust Inc.	1,273	313,514
Extra Space Storage Inc.(b)	3,394	312,961
Federal Realty Investment Trust	2,404	313,986
HCP Inc.	11,639	314,602
Host Hotels & Resorts Inc.	14,859	319,914
Invitation Homes Inc.	13,513	315,799
Iron Mountain Inc.	8,701	314,106
Kimco Realty Corp.	18,294	313,010
Liberty Property Trust	7,130	311,937
Macerich Co. (The)	5,309	311,851
Mid-America Apartment Communities Inc.	3,003	310,991
National Retail Properties Inc.	6,768	311,937
Prologis Inc.	4,715	316,754
Public Storage	1,460	310,367
Realty Income Corp.	5,328	312,061
Regency Centers Corp.	4,784	315,887
SBA Communications Corp.(a)	1,987	308,442
Simon Property Group Inc.	1,728	316,276
SL Green Realty Corp.	3,014	314,662
UDR Inc.	7,839	313,325
Ventas Inc.	5,300	317,311
VEREIT Inc.	39,922	312,190
Vornado Realty Trust	4,102	315,854
Welltower Inc.	4,718	314,738
Weyerhaeuser Co.	8,812	305,865

		11,296,011

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	1,352	315,192

Security	Shares	Value

Food & Staples Retailing (continued)
Kroger Co. (The)	9,971	$314,087
Sysco Corp.	4,172	312,149
Walgreens Boots Alliance Inc.	4,479	307,080
Walmart Inc.	3,290	315,379

		1,563,887

Food Products — 2.3%
Archer-Daniels-Midland Co.	6,124	308,649
Bunge Ltd.	4,807	312,359
Campbell Soup Co.	7,641	301,437
Conagra Brands Inc.	8,525	313,294
General Mills Inc.	6,780	311,948
Hershey Co. (The)	3,132	314,829
Hormel Foods Corp.	8,225	322,009
Ingredion Inc.	3,050	308,263
JM Smucker Co. (The)	2,939	303,834
Kellogg Co.	4,318	309,989
Kraft Heinz Co. (The)	5,221	304,228
McCormick &Co. Inc./MD, NVS	2,513	313,823
Mondelez International Inc., Class A	7,319	312,668
Tyson Foods Inc., Class A	4,949	310,847

		4,348,177

Gas Utilities — 0.3%
Atmos Energy Corp.	3,395	313,121
UGI Corp.	5,752	310,895

		624,016

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	4,653	311,006
ABIOMED Inc.(a)	817	332,176
Align Technology Inc.(a)	816	315,376
Baxter International Inc.	4,261	316,891
Becton Dickinson and Co.	1,215	318,172
Boston Scientific Corp.(a)	8,901	316,520
Cooper Companies Inc. (The)	1,188	303,867
Danaher Corp.	3,035	314,244
DENTSPLY SIRONA Inc.	8,073	322,274
Edwards Lifesciences Corp.(a)	2,210	318,770
Hologic Inc.(a)	7,962	316,569
IDEXX Laboratories Inc.(a)	1,240	315,010
Intuitive Surgical Inc.(a)	571	319,760
Medtronic PLC	3,265	314,779
ResMed Inc.	2,808	312,839
Stryker Corp.	1,824	309,040
Teleflex Inc.	1,256	310,772
Varian Medical Systems Inc.(a)	2,768	310,071
Zimmer Biomet Holdings Inc.	2,482	306,850

		5,984,986

Health Care Providers & Services — 2.7%
Aetna Inc.	1,574	315,225
AmerisourceBergen Corp.	3,516	316,335
Anthem Inc.	1,169	309,469
Cardinal Health Inc.	5,927	309,330
Centene Corp.(a)	2,137	313,028
Cigna Corp.	1,663	313,209
CVS Health Corp.	4,149	312,171
DaVita Inc.(a)	4,310	298,640
Express Scripts Holding Co.(a)	3,542	311,767
HCA Healthcare Inc.	2,374	318,377
Henry Schein Inc.(a)(b)	3,832	297,670
Humana Inc.	936	311,931

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA Equal Weighted ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings(a)	1,789	$309,265
McKesson Corp.	2,391	307,841
Quest Diagnostics Inc.	2,817	309,814
UnitedHealth Group Inc.	1,166	313,024
Universal Health Services Inc., Class B	2,445	318,241

		5,285,337

Health Care Technology — 0.3%
Cerner Corp.(a)	4,739	308,556
Veeva Systems Inc., Class A(a)	3,047	317,985

		626,541

Hotels, Restaurants & Leisure — 2.6%
Aramark	7,659	314,632
Carnival Corp.	5,040	309,909
Chipotle Mexican Grill Inc.(a)(b)	628	298,413
Darden Restaurants Inc.	2,731	316,905
Domino’s Pizza Inc.	1,044	311,697
Hilton Worldwide Holdings Inc.	3,999	310,402
Las Vegas Sands Corp.	4,661	304,923
Marriott International Inc./MD, Class A	2,502	316,428
McDonald’s Corp.	1,938	314,402
MGM Resorts International	10,639	308,425
Norwegian Cruise Line Holdings Ltd.(a)	5,821	312,064
Royal Caribbean Cruises Ltd.	2,592	317,727
Starbucks Corp.	5,871	313,805
Vail Resorts Inc.	1,043	310,866
Wynn Resorts Ltd.	2,091	310,179
Yum! Brands Inc.	3,681	319,842

		4,990,619

Household Durables — 1.6%
DR Horton Inc.	6,853	305,027
Garmin Ltd.	4,732	322,439
Leggett & Platt Inc.	6,827	310,219
Lennar Corp., Class A	5,933	306,558
Mohawk Industries Inc.(a)	1,612	308,843
Newell Brands Inc.	13,927	302,494
NVR Inc.(a)	115	306,872
PulteGroup Inc.	10,735	300,043
Toll Brothers Inc.	8,289	300,311
Whirlpool Corp.	2,378	297,202

		3,060,008

Household Products — 0.8%
Church & Dwight Co. Inc.	5,534	313,114
Clorox Co. (The)	2,150	311,707
Colgate-Palmolive Co.	4,659	309,404
Kimberly-Clark Corp.	2,699	311,842
Procter &Gamble Co. (The)	3,727	309,155

		1,555,222

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp./VA	22,277	299,848
Vistra Energy Corp.(a)	13,646	321,227

		621,075

Industrial Conglomerates — 0.6%
3M Co.	1,493	314,904
General Electric Co.	24,353	315,128
Honeywell International Inc.	1,959	311,598
Roper Technologies Inc.	1,045	311,797

		1,253,427

Security	Shares	Value

Insurance — 5.3%
Aflac Inc.	6,621	$306,155
Alleghany Corp.	487	307,677
Allstate Corp. (The)	3,113	313,074
American Financial Group Inc./OH	2,771	308,579
American International Group Inc.	5,736	304,983
Aon PLC	2,140	311,498
Arch Capital Group Ltd.(a)	9,987	305,303
Arthur J Gallagher & Co.	4,301	310,274
Assurant Inc.	2,955	303,833
Athene Holding Ltd., Class A(a)	6,180	306,899
Axis Capital Holdings Ltd.	5,383	309,630
Brighthouse Financial Inc.(a)(b)	7,399	307,133
Chubb Ltd.	2,278	308,077
Cincinnati Financial Corp.	4,047	310,284
Everest Re Group Ltd.	1,398	311,782
Fidelity National Financial Inc.	7,667	307,447
Hartford Financial Services Group Inc. (The)	6,098	307,156
Lincoln National Corp.	4,650	304,947
Loews Corp.	6,194	311,620
Markel Corp.(a)	257	310,662
Marsh & McLennan Companies Inc.	3,671	310,677
MetLife Inc.	6,608	303,241
Principal Financial Group Inc.	5,510	304,097
Progressive Corp. (The)	4,624	312,259
Prudential Financial Inc.	3,105	305,066
Reinsurance Group of America Inc.	2,158	308,270
RenaissanceRe Holdings Ltd.	2,339	310,993
Torchmark Corp.	3,506	308,248
Travelers Companies Inc. (The)	2,358	310,313
Unum Group	8,589	316,762
Willis Towers Watson PLC	2,105	310,003
WR Berkley Corp.	3,971	310,770
XL Group Ltd.	5,447	312,603

		10,190,315

Internet & Direct Marketing Retail — 1.0%
Amazon.com Inc.(a)	161	324,046
Booking Holdings Inc.(a)	161	314,200
Expedia Group Inc.	2,358	307,719
Netflix Inc.(a)	853	313,631
Qurate Retail Inc., Class A(a)	14,937	310,540
TripAdvisor Inc.(a)(b)	5,828	316,519

		1,886,655

Internet Software & Services — 1.6%
Akamai Technologies Inc.(a)	4,174	313,634
Alphabet Inc., Class A(a)	122	150,280
Alphabet Inc., Class C,NVS(a)	128	155,928
eBay Inc.(a)	8,993	311,248
Facebook Inc., Class A(a)	1,756	308,582
GoDaddy Inc., Class A(a)	3,881	316,146
IAC/InterActiveCorp.(a)	1,552	306,054
MercadoLibre Inc.	830	284,200
Twitter Inc.(a)	8,665	304,835
VeriSign Inc.(a)	1,973	312,938
Zillow Group Inc., Class C,NVS(a)(b)	6,514	316,906

		3,080,751

IT Services — 3.9%
Accenture PLC, Class A	1,864	315,146
Alliance Data Systems Corp.	1,304	311,108
Automatic Data Processing Inc.	2,166	317,860

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued)	iShares® MSCI USA Equal Weighted ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Broadridge Financial Solutions Inc.	2,323	$313,930
Cognizant Technology Solutions Corp., Class A	4,059	318,347
DXC Technology Co.	3,464	315,536
Fidelity National Information Services Inc.	2,882	311,746
First Data Corp., Class A(a)	12,326	317,025
Fiserv Inc.(a)	3,902	312,433
FleetCor Technologies Inc.(a)	1,420	303,511
Gartner Inc.(a)	2,110	315,994
Global Payments Inc.	2,524	314,440
International Business Machines Corp.	2,120	310,538
Jack Henry & Associates Inc.	1,978	313,394
Leidos Holdings Inc.	4,387	310,468
Mastercard Inc., Class A	1,473	317,520
Paychex Inc.	4,282	313,656
PayPal Holdings Inc.(a)	3,457	319,185
Sabre Corp.	12,162	317,550
Square Inc., Class A(a)	3,974	352,255
Total System Services Inc.	3,226	313,374
Visa Inc., Class A	2,139	314,198
Western Union Co. (The)	16,507	312,312
Worldpay Inc., Class A(a)	3,240	315,544

		7,577,070

Leisure Products — 0.5%
Hasbro Inc.	3,058	303,690
Mattel Inc.	19,948	307,797
Polaris Industries Inc.	2,844	308,432

		919,919

Life Sciences Tools & Services — 1.0%
Agilent Technologies Inc.	4,706	317,843
Illumina Inc.(a)	903	320,412
IQVIA Holdings Inc.(a)	2,460	312,641
Mettler-Toledo International Inc.(a)	543	317,362
Thermo Fisher Scientific Inc.	1,307	312,504
Waters Corp.(a)(b)	1,631	309,042

		1,889,804

Machinery — 3.1%
AGCO Corp.	5,014	299,135
Caterpillar Inc.	2,194	304,637
Cummins Inc.	2,159	306,146
Deere & Co.	2,127	305,863
Dover Corp.	3,655	313,855
Flowserve Corp.	5,945	309,853
Fortive Corp.	3,815	320,384
IDEX Corp.	2,026	310,403
Illinois Tool Works Inc.	2,256	313,313
Ingersoll-Rand PLC	3,081	312,075
Middleby Corp. (The)(a)(b)	2,602	316,247
PACCAR Inc.	4,532	310,079
Parker-Hannifin Corp.	1,781	312,744
Pentair PLC	7,166	311,578
Snap-on Inc.	1,759	310,956
Stanley Black & Decker Inc.	2,155	302,842
WABCO Holdings Inc.(a)	2,514	309,423
Wabtec Corp./DE	2,819	305,354
Xylem Inc./NY	4,058	308,043

		5,882,930

Media — 2.7%
CBS Corp., Class B, NVS	5,818	308,470
Charter Communications Inc., Class A(a)	1,022	317,229

Security	Shares	Value

Media (continued)
Comcast Corp., Class A	8,537	$315,784
Discovery Inc., Class A(a)(b)	3,853	107,229
Discovery Inc., Class C,NVS(a)	7,547	193,505
DISH Network Corp., Class A(a)	8,699	307,510
Interpublic Group of Companies Inc. (The)	13,486	314,898
Liberty Broadband Corp., Class C,NVS(a)	3,919	317,792
Liberty Global PLC, Series A(a)	3,108	83,325
Liberty Global PLC, Series C, NVS(a)	8,621	223,198
Liberty Media Corp.-Liberty Formula One, Class C,NVS(a)(b)	8,371	309,392
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	2,224	103,950
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	4,510	212,150
Live Nation Entertainment Inc.(a)	6,273	311,643
News Corp., Class A, NVS	17,764	232,175
Omnicom Group Inc.	4,479	310,484
Sirius XM Holdings Inc.(b)	44,301	314,537
Twenty-First Century Fox Inc., Class A, NVS	4,878	221,461
Twenty-First Century Fox Inc., Class B	2,032	91,237
Viacom Inc., Class B, NVS	10,163	297,573
Walt Disney Co. (The)	2,769	310,183

		5,203,725

Metals & Mining — 0.6%
Freeport-McMoRan Inc.	21,113	296,638
Newmont Mining Corp.	9,643	299,222
Nucor Corp.	4,881	305,062
Steel Dynamics Inc.	6,775	309,821

		1,210,743

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	16,122	306,641
Annaly Capital Management Inc.(b)	29,339	311,580

		618,221

Multi-Utilities — 1.8%
Ameren Corp.	4,908	310,333
CenterPoint Energy Inc.	11,235	312,221
CMS Energy Corp.	6,357	313,019
Consolidated Edison Inc.	3,941	311,063
Dominion Energy Inc.	4,365	308,911
DTE Energy Co.	2,793	310,414
NiSource Inc.	11,540	312,388
Public Service Enterprise Group Inc.	5,930	310,435
SCANA Corp.	7,899	302,848
Sempra Energy	2,694	312,719
WEC Energy Group Inc.	4,635	313,233

		3,417,584

Multiline Retail — 1.0%
Dollar General Corp.	2,901	312,525
Dollar Tree Inc.(a)	3,349	269,628
Kohl’s Corp.	3,944	312,010
Macy’s Inc.	8,572	313,307
Nordstrom Inc.	5,133	322,609
Target Corp.	3,591	314,212

		1,844,291

Oil, Gas & Consumable Fuels — 5.1%
Anadarko Petroleum Corp.	4,818	310,279
Andeavor	2,005	306,344
Antero Resources Corp.(a)(b)	16,801	310,987
Apache Corp.	7,105	311,412
Cabot Oil &Gas Corp.	12,969	309,051
Cheniere Energy Inc.(a)	4,670	312,563

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA Equal Weighted ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas &Consumable Fuels (continued)
Chevron Corp.	2,584	$306,101
Cimarex Energy Co.	3,694	312,069
Concho Resources Inc.(a)	2,247	308,176
ConocoPhillips	4,270	313,546
Continental Resources Inc./OK(a)	4,712	310,756
Devon Energy Corp.	7,265	311,886
Diamondback Energy Inc.	2,534	306,817
EOG Resources Inc.	2,621	309,881
EQT Corp.	6,220	317,344
Exxon Mobil Corp.	3,868	310,098
Hess Corp.	4,701	316,565
HollyFrontier Corp.	4,209	313,655
Kinder Morgan Inc./DE	17,306	306,316
Marathon Oil Corp.	14,901	320,521
Marathon Petroleum Corp.	3,724	306,448
Newfield Exploration Co.(a)	11,159	304,418
Noble Energy Inc.	10,243	304,422
Occidental Petroleum Corp.	3,877	309,656
ONEOK Inc.	4,586	302,263
Parsley Energy Inc., Class A(a)	10,787	299,555
Phillips 66	2,591	307,059
Pioneer Natural Resources Co.	1,753	306,249
Plains GP Holdings LP, Class A	11,626	299,718
Targa Resources Corp.	5,568	306,630
Valero Energy Corp.	2,566	302,480
Williams Companies Inc. (The)	10,257	303,505

		9,876,770

Personal Products — 0.3%
Coty Inc., Class A	25,617	316,626
Estee Lauder Companies Inc. (The), Class A	2,254	315,831

		632,457

Pharmaceuticals — 1.8%
Allergan PLC	1,663	318,814
Bristol-Myers Squibb Co.	5,182	313,770
Eli Lilly & Co.	2,959	312,618
Jazz Pharmaceuticals PLC(a)	1,839	314,322
Johnson & Johnson	2,305	310,460
Merck & Co. Inc.	4,508	309,204
Mylan NV(a)	7,999	313,001
Nektar Therapeutics(a)	4,768	317,024
Perrigo Co. PLC	4,167	318,817
Pfizer Inc.	7,479	310,528
Zoetis Inc.	3,486	315,832

		3,454,390

Professional Services — 1.3%
CoStar Group Inc.(a)	709	313,491
Equifax Inc.	2,351	314,963
IHS Markit Ltd.(a)	5,722	314,710
ManpowerGroup Inc.	3,350	313,996
Nielsen Holdings PLC	11,691	303,966
Robert Half International Inc.	3,975	310,766
TransUnion	4,165	313,625
Verisk Analytics Inc.(a)	2,634	313,683

		2,499,200

Real Estate Management & Development — 0.3%
Brookfield Infrastructure Partners LP(a)	166	3,317
CBRE Group Inc., Class A(a)	6,483	316,435
Jones Lang LaSalle Inc.	2,011	306,718

		626,470

Security	Shares	Value

Road & Rail — 1.3%
AMERCO	823	$308,534
CSX Corp.	4,119	305,465
JB Hunt Transport Services Inc.	2,512	303,324
Kansas City Southern	2,612	302,888
Knight-Swift Transportation Holdings Inc.	9,217	314,576
Norfolk Southern Corp.	1,775	308,566
Old Dominion Freight Line Inc.	2,085	317,754
Union Pacific Corp.	2,043	307,717

		2,468,824

Semiconductors & Semiconductor Equipment — 2.9%
Advanced Micro Devices Inc.(a)(b)	12,312	309,893
Analog Devices Inc.	3,111	307,522
Applied Materials Inc.	7,108	305,786
Broadcom Inc.	1,463	320,441
Intel Corp.	6,432	311,502
KLA-Tencor Corp.	2,647	307,608
Lam Research Corp.	1,765	305,504
Marvell Technology Group Ltd.	15,178	313,881
Maxim Integrated Products Inc.	5,015	303,257
Microchip Technology Inc.	3,519	302,739
Micron Technology Inc.(a)	5,973	313,702
NVIDIA Corp.	1,129	316,888
ON Semiconductor Corp.(a)	14,465	308,683
Qorvo Inc.(a)	3,907	312,912
QUALCOMM Inc.	4,618	317,303
Skyworks Solutions Inc.	3,322	303,299
Texas Instruments Inc.	2,704	303,929
Xilinx Inc.	4,133	321,671

		5,586,520

Software — 3.9%
Activision Blizzard Inc.	4,206	303,253
Adobe Systems Inc.(a)	1,187	312,786
ANSYS Inc.(a)	1,725	320,816
Autodesk Inc.(a)	2,011	310,398
CA Inc.	7,084	310,279
Cadence Design Systems Inc.(a)	6,639	312,299
CDK Global Inc.	5,053	314,903
Citrix Systems Inc.(a)	2,751	313,669
Dell Technologies Inc., Class V(a)	3,260	313,514
Electronic Arts Inc.(a)	2,417	274,112
Fortinet Inc.(a)	3,872	324,319
Intuit Inc.	1,467	321,962
Microsoft Corp.	2,838	318,793
Oracle Corp.	6,318	306,928
Red Hat Inc.(a)	2,191	323,676
salesforce.com Inc.(a)	2,054	313,605
ServiceNow Inc.(a)(b)	1,612	316,532
Splunk Inc.(a)	2,571	329,474
SS&C Technologies Holdings Inc.	5,326	316,045
Symantec Corp.	15,503	312,540
Synopsys Inc.(a)	3,045	311,016
Take-Two Interactive Software Inc.(a)	2,332	311,462
VMware Inc., Class A(a)	2,073	317,708
Workday Inc., Class A(a)	2,054	317,425

		7,527,514

Specialty Retail — 2.3%
Advance Auto Parts Inc.	1,920	314,938
AutoZone Inc.(a)	405	310,586
Best Buy Co. Inc.	3,808	302,964

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued)	iShares® MSCI USA Equal Weighted ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
CarMax Inc.(a)	4,056	$316,571
Gap Inc. (The)	10,301	312,635
Home Depot Inc. (The)	1,540	309,186
L Brands Inc.	11,251	297,364
Lowe’s Companies Inc.	2,907	316,136
O’Reilly Automotive Inc.(a)	944	316,637
Ross Stores Inc.	3,299	315,978
Tiffany & Co.	2,401	294,483
TJX Companies Inc. (The)	2,894	318,253
Tractor Supply Co.	3,594	317,278
Ulta Salon Cosmetics & Fragrance Inc.(a)	1,294	336,440

		4,379,449

Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc.	1,427	324,828
Hewlett Packard Enterprise Co.	18,994	313,971
HP Inc.	12,782	315,076
NetApp Inc.	3,660	317,724
Seagate Technology PLC	5,518	295,434
Western Digital Corp.	4,824	305,070
Xerox Corp.	11,231	312,896

		2,184,999

Textiles, Apparel & Luxury Goods — 1.4%
Hanesbrands Inc.	17,781	311,879
Lululemon Athletica Inc.(a)	2,251	348,747
Michael Kors Holdings Ltd.(a)	4,178	303,406
NIKE Inc., Class B	3,763	309,318
PVH Corp.	2,011	287,895
Ralph Lauren Corp.	2,285	303,471
Tapestry Inc.	6,129	310,679
Under Armour Inc., Class A(a)	7,751	158,508
Under Armour Inc., Class C, NVS(a)	7,943	150,679
VF Corp.	3,360	309,557

		2,794,139

Thrifts & Mortgage Finance — 0.2%
New York Community Bancorp. Inc.	28,557	307,559

Tobacco — 0.3%
Altria Group Inc.	5,302	310,273
Philip Morris International Inc.	3,875	301,824

		612,097

Security	Shares	Value

Trading Companies & Distributors — 0.6%
Fastenal Co.	5,269	$307,499
HD Supply Holdings Inc.(a)	6,936	316,212
United Rentals Inc.(a)	1,952	304,258
WW Grainger Inc.	855	302,730

		1,230,699

Water Utilities — 0.2%
American Water Works Co. Inc.	3,553	310,994

Wireless Telecommunication Services — 0.3%
Sprint Corp.(a)(b)	50,982	311,500
T-Mobile U.S. Inc.(a)	4,726	312,105

		623,605

Total Common Stocks — 99.8% (Cost: $167,559,258)		192,492,319

Short-Term Investments

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	4,597,711	4,599,090
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	339,808	339,808

		4,938,898

Total Short-Term Investments — 2.6% (Cost: $4,937,850)		4,938,898

Total Investments in Securities — 102.4% (Cost: $172,497,108)		197,431,217

Other Assets, Less Liabilities — (2.4)%		(4,610,856)

Net Assets — 100.0%		$192,820,361

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at	Shares		Shares		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Purchased		Sold		08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation	)

BlackRock Cash Funds: Institutional, SL Agency Shares	7,464,215	—		(2,866,504	)(b)	4,597,711	$4,599,090	$29,219	(c)	$(458)		$350
BlackRock Cash Funds: Treasury, SL Agency Shares	69,879	269,929	(b)	—		339,808	339,808	2,418		—		—
BlackRock Inc.	515349			(221)		643	308,036	3,655		27,971		(1,240)
PNC Financial Services Group Inc. (The)	1,677	1,166		(709)		2,134	306,314	5,278		29,807		1,395

							$5,553,248	$40,570		$57,320		$505

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI USA Equal Weighted ETF
August 31, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$192,492,319	$—	$—	$192,492,319
Money Market Funds	4,938,898	—	—	4,938,898

	$197,431,217	$—	$—	$197,431,217

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Statements of Assets and Liabilities

August 31, 2018

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Colombia ETF	iShares MSCI Israel ETF

ASSETS
Investments in securities, at value (including securities on loan)(a)
Unaffiliated(b)	$5,443,831,492	$393,162,779	$25,684,005	$121,608,443
Affiliated(c)	3,435,968	280,439	43,489	7,138,288
Cash pledged:
Futures contracts	3,154,000	—	—	—
Foreign currency, at value(d)	25,221,241	41,327	21,222	18,190
Receivables:
Investments sold	60,060,712	3,826,827	776,427	688,617
Securities lending income — Affiliated	—	—	—	4,483
Variation margin on futures contracts	374,138	—	—	—
Capital shares sold	—	—	1,297,164	—
Securities related to in-kind transactions	—	—	42,365	—
Dividends	34,824,862	3,276	3,269	142,885

Total assets	5,570,902,413	397,314,648	27,867,941	129,600,906

LIABILITIES
Collateral on securities loaned, at value	—	—	—	7,120,086
Deferred foreign capital gain tax	—	—	—	31,314
Payables:
Investments purchased	25,820,778	3,759,720	2,020,577	655,000
Capital shares redeemed	40,856,941	—	—	—
Investment advisory fees	3,193,482	203,740	13,083	59,136

Total liabilities	69,871,201	3,963,460	2,033,660	7,865,536

NET ASSETS	$5,501,031,212	$393,351,188	$25,834,281	$121,735,370

NET ASSETS CONSIST OF:
Paid-in capital	$7,539,562,645	$461,344,960	$36,090,645	$162,634,865
Undistributed (distributions in excess of) net investment income	50,812,884	(51,786)	100,951	(519,165)
Accumulated net realized loss	(2,956,106,584)	(169,985,973)	(12,592,416)	(42,837,116)
Net unrealized appreciation	866,762,267	102,043,987	2,235,101	2,456,786

NET ASSETS	$5,501,031,212	$393,351,188	$25,834,281	$121,735,370

Shares outstanding	171,750,000	9,000,000	1,850,000	2,150,000

Net asset value	$32.03	$43.71	$13.96	$56.62

Shares authorized	500 million	200 million	25 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$—	$—	$6,995,847
(b) Investments, at cost — Unaffiliated	$4,571,351,197	$291,118,783	$23,471,087	$119,123,078
(c) Investments, at cost — Affiliated	$3,435,968	$280,439	$43,489	$7,137,287
(d) Foreign currency, at cost	$25,215,653	$41,333	$21,024	$17,956

See notes to financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)
August 31, 2018

	iShares MSCI Russia ETF	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

ASSETS
Investments in securities, at value (including securities on loan)(a)
Unaffiliated(b)	$478,931,728	$372,743,375	$386,267,813	$191,877,969
Affiliated(c)	349,697	173,320	18,860,255	5,553,248
Cash	—	—	—	3,357
Foreign currency, at value(d)	—	448,790	259,476	—
Receivables:
Investments sold	13,245,103	1,443,283	—	7,564,126
Securities lending income — Affiliated	—	632	120,103	2,069
Dividends	6,062	301,922	4,456	272,765
Tax reclaims	—	3,763	—	—

Total assets	492,532,590	375,115,085	405,512,103	205,273,534

LIABILITIES
Bank overdraft	2,724	—	—	—
Collateral on securities loaned, at value	—	—	18,533,088	4,598,869
Payables:
Investments purchased	13,441,772	1,803,997	—	7,830,484
Capital shares redeemed	—	—	5,405	—
Investment advisory fees	228,271	197,157	176,806	23,820

Total liabilities	13,672,767	2,001,154	18,715,299	12,453,173

NET ASSETS	$478,859,823	$373,113,931	$386,796,804	$192,820,361

NET ASSETS CONSIST OF:
Paid-in capital	$606,594,877	$603,175,826	$808,969,092	$169,915,381
Undistributed net investment income	13,405,253	504,766	167,417	692,087
Accumulated net realized loss	(100,907,193)	(135,224,398)	(100,781,161)	(2,721,216)
Net unrealized appreciation (depreciation)	(40,233,114)	(95,342,263)	(321,558,544)	24,934,109

NET ASSETS	$478,859,823	$373,113,931	$386,796,804	$192,820,361

Shares outstanding	14,750,000	6,800,000	19,250,000	3,250,000

Net asset value	$32.47	$54.87	$20.09	$59.33

Shares authorized	1 billion	400 million	200 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$—	$17,283,279	$4,256,749
(b) Investments, at cost — Unaffiliated	$519,164,594	$468,056,296	$707,823,905	$167,028,624
(c) Investments, at cost — Affiliated	$349,697	$173,320	$18,856,194	$5,468,484
(d) Foreign currency, at cost	$—	$472,682	$264,417	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations

Year Ended August 31, 2018

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Colombia ETF	iShares MSCI Israel ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$284,754,808	$12,750,072	$619,233	$2,209,849
Dividends — Affiliated	84,174	10,825	509	652
Securities lending income — Affiliated — net	—	—	806	55,062
Foreign taxes withheld	(25,308,605)	(2,382,128)	(18,054)	(423,394)

Total investment income	259,530,377	10,378,769	602,494	1,842,169

EXPENSES
Investment advisory fees	44,455,160	2,866,704	140,281	626,590
Commitment fees	—	—	69	—
Proxy fees	620	54	2	11

Total expenses	44,455,780	2,866,758	140,352	626,601

Net investment income	215,074,597	7,512,011	462,142	1,215,568

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(312,009,484)	30,039,215	(125,290)	(1,134,744)
Investments — Affiliated	—	—	(15)	(1,234)
In-kind redemptions — Unaffiliated	—	—	17,544	4,390,141
Futures contracts	1,024,243	—	—	—
Foreign currency transactions	(6,745,230)	(53,363)	(42,690)	(10,748)

Net realized gain (loss)	(317,730,471)	29,985,852	(150,451)	3,243,415

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(1,349,535,298)	(56,500,298)	(1,249,397)	15,411,450
Investments — Affiliated	—	—	4	455
Futures contracts	(1,329,597)	—	—	—
Foreign currency translations	(4,765,152)	(194)	22,141	1,611

Net change in unrealized appreciation (depreciation)	(1,355,630,047)	(56,500,492)	(1,227,252)	15,413,516

Net realized and unrealized gain (loss)	(1,673,360,518)	(26,514,640)	(1,377,703)	18,656,931

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,458,285,921)	$(19,002,629)	$(915,561)	$19,872,499

(a) Net of foreign capital gain tax of	$—	$664	$—	$25,647
(b) Net of deferred foreign capital gain tax of	$—	$—	$—	$(8,210)

See notes to financial statements.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)
Year Ended August 31, 2018

	iShares MSCI Russia ETF	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$27,799,085	$14,575,304	$11,915,848	$2,811,377
Dividends — Affiliated	27,321	4,094	4,177	11,351
Securities lending income — Affiliated — net	—	26,469	1,050,302	29,219
Foreign taxes withheld	(2,768,192)	(2,091,347)	(1,622,830)	(464)

Total investment income	25,058,214	12,514,520	11,347,497	2,851,483

EXPENSES
Investment advisory fees	3,618,732	2,650,190	1,999,639	223,377
Proxy fees	57	48	45	14

Total expenses	3,618,789	2,650,238	1,999,684	223,391

Net investment income	21,439,425	9,864,282	9,347,813	2,628,092

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,878,186)	(58,084,254)	(26,937,620)	(1,058,764)
Investments — Affiliated	—	(1,144)	73	3,809
In-kind redemptions — Unaffiliated	51,348,469	40,212,616	7,831,806	10,679,285
In-kind redemptions — Affiliated	—	—	—	53,511
Foreign currency transactions	(250,678)	(45,492)	(190,050)	—

Net realized gain (loss)	49,219,605	(17,918,274)	(19,295,791)	9,677,841

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(37,534,604)	(35,849,758)	(211,417,001)	11,920,999
Investments — Affiliated	—	—	132	505
Foreign currency translations	(530)	(34,909)	(13,632)	—

Net change in unrealized appreciation (depreciation)	(37,535,134)	(35,884,667)	(211,430,501)	11,921,504

Net realized and unrealized gain (loss)	11,684,471	(53,802,941)	(230,726,292)	21,599,345

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,123,896	$(43,938,659)	$(221,378,479)	$24,227,437

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets

	iShares MSCI Brazil ETF		iShares MSCI Chile ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$215,074,597	$104,757,147	$7,512,011	$6,990,238
Net realized gain (loss)	(317,730,471)	(57,957,125)	29,985,852	(1,199,111)
Net change in unrealized appreciation (depreciation)	(1,355,630,047)	984,438,707	(56,500,492)	110,031,708

Net increase (decrease) in net assets resulting from operations	(1,458,285,921)	1,031,238,729	(19,002,629)	115,822,835

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(186,603,443)	(93,579,029)	(7,431,414)	(6,944,133)
Return of capital	—	—	(465,343)	(462,190)

Decrease in net assets resulting from distributions to shareholders	(186,603,443)	(93,579,029)	(7,896,757)	(7,406,323)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	818,001,540	1,490,629,787	(47,394,474)	31,984,304

NET ASSETS
Total increase (decrease) in net assets	(826,887,824)	2,428,289,487	(74,293,860)	140,400,816
Beginning of year	6,327,919,036	3,899,629,549	467,645,048	327,244,232

End of year	$5,501,031,212	$6,327,919,036	$393,351,188	$467,645,048

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$50,812,884	$27,321,455	$(51,786)	$(78,356)

See notes to financial statements.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Colombia ETF		iShares MSCI Israel ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$462,142	$309,200	$1,215,568	$1,230,124
Net realized gain (loss)	(150,451)	(151,505)	3,243,415	2,010,978
Net change in unrealized appreciation (depreciation)	(1,227,252)	1,966,444	15,413,516	(2,512,946)

Net increase (decrease) in net assets resulting from operations	(915,561)	2,124,139	19,872,499	728,156

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(365,825)	(229,358)	(2,219,395)	(1,597,362)

Decrease in net assets resulting from distributions to shareholders	(365,825)	(229,358)	(2,219,395)	(1,597,362)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,521,784	3,562,888	14,930,276	(3,771,367)

NET ASSETS
Total increase (decrease) in net assets	3,240,398	5,457,669	32,583,380	(4,640,573)
Beginning of year	22,593,883	17,136,214	89,151,990	93,792,563

End of year	$25,834,281	$22,593,883	$121,735,370	$89,151,990

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$100,951	$47,324	$(519,165)	$(39,108)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets (continued)

	iShares MSCI Russia ETF		iShares MSCI South Africa ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,439,425	$18,805,766	$9,864,282	$7,839,110
Net realized gain (loss)	49,219,605	(22,078,447)	(17,918,274)	2,780,139
Net change in unrealized appreciation (depreciation)	(37,535,134)	66,063,307	(35,884,667)	67,112,331

Net increase (decrease) in net assets resulting from operations	33,123,896	62,790,626	(43,938,659)	77,731,580

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(20,645,275)	(13,531,335)	(9,978,039)	(7,473,325)

Decrease in net assets resulting from distributions to shareholders	(20,645,275)	(13,531,335)	(9,978,039)	(7,473,325)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(63,695,247)	161,188,606	7,443,919	(57,114,556)

NET ASSETS
Total increase (decrease) in net assets	(51,216,626)	210,447,897	(46,472,779)	13,143,699
Beginning of year	530,076,449	319,628,552	419,586,710	406,443,011

End of year	$478,859,823	$530,076,449	$373,113,931	$419,586,710

Undistributed net investment income included in net assets at end of year	$13,405,253	$12,788,323	$504,766	$448,826

See notes to financial statements.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)	.

	iShares MSCI Turkey ETF		iShares MSCI USA Equal Weighted ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,347,813	$9,674,627	$2,628,092	$1,912,769
Net realized gain (loss)	(19,295,791)	(373,124)	9,677,841	3,014,793
Net change in unrealized appreciation (depreciation)	(211,430,501)	90,151,289	11,921,504	8,677,766

Net increase (decrease) in net assets resulting from operations	(221,378,479)	99,452,792	24,227,437	13,605,328

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,942,652)	(10,121,626)	(2,338,579)	(1,736,320)

Decrease in net assets resulting from distributions to shareholders	(8,942,652)	(10,121,626)	(2,338,579)	(1,736,320)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	192,391,352	(32,829,084)	34,986,308	50,402,802

NET ASSETS
Total increase (decrease) in net assets	(37,929,779)	56,502,082	56,875,166	62,271,810
Beginning of year	424,726,583	368,224,501	135,945,195	73,673,385

End of year	$386,796,804	$424,726,583	$192,820,361	$135,945,195

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$167,417	$(167,293)	$692,087	$397,508

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Brazil ETF
	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$40.06		$33.52		$24.71		$53.61		$42.52

Net investment income(a)	1.14		0.76		0.63		1.00		1.56
Net realized and unrealized gain (loss)(b)	(8.22)		6.45		8.62		(28.87)		11.08

Net increase (decrease)from investment operations	(7.08)		7.21		9.25		(27.87)		12.64

Distributions(c)
From net investment income	(0.95)		(0.67)		(0.44)		(1.03)		(1.55)

Total distributions	(0.95)		(0.67)		(0.44)		(1.03)		(1.55)

Net asset value, end of year	$32.03		$40.06		$33.52		$24.71		$53.61

Total Return
Based on net asset value	(17.87)%		22.03%		38.22%		(52.49)%		30.33%

Ratios to Average Net Assets
Total expenses	0.59%		0.62%		0.63%		0.62%		0.62%

Net investment income	2.86%		2.10%		2.41%		2.73%		3.37%

Supplemental Data
Net assets, end of year (000)	$5,501,031		$6,327,919		$3,899,630		$1,989,135		$5,449,685

Portfolio turnover rate(d)	30	%(e)	20	%(e)	18	%(e)	63	%(e)	54	%(e)

(a)  Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	13%		13%		4%		48%		11%

See notes to financial statements.

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Chile ETF
	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$47.96		$36.77		$34.75		$43.52		$47.70

Net investment income(a)	0.78		0.69		0.78		0.66		0.69
Net realized and unrealized gain (loss)(b)	(4.06)		11.21		2.03		(8.81)		(4.18)

Net increase (decrease)from investment operations	(3.28)		11.90		2.81		(8.15)		(3.49)

Distributions(c)
From net investment income	(0.92)		(0.67)		(0.75)		(0.62)		(0.69)
Return of capital	(0.05)		(0.04)		(0.04)		—		—

Total distributions	(0.97)		(0.71)		(0.79)		(0.62)		(0.69)

Net asset value, end of year	$43.71		$47.96		$36.77		$34.75		$43.52

Total Return
Based on net asset value	(7.03)%		32.65%		8.17%		(18.85)%		(7.40)%

Ratios to Average Net Assets
Total expenses	0.59%		0.62%		0.64%		0.62%		0.62%

Net investment income	1.55%		1.68%		2.20%		1.64%		1.49%

Supplemental Data
Net assets, end of year (000)	$393,351		$467,645		$327,244		$234,536		$352,499

Portfolio turnover rate(d)	54	%(e)	54	%(e)	73	%(e)	71	%(e)	91	%(e)

(a)  Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	11%		8%		11%		10%		11%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Colombia ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$14.58	$13.18	$11.88	$28.22		$25.98

Net investment income(a)	0.30	0.23	0.25	0.46	(b)	0.67
Net realized and unrealized gain (loss)(c)	(0.70)	1.34	1.23	(16.34)		2.24

Net increase (decrease)from investment operations	(0.40)	1.57	1.48	(15.88)		2.91

Distributions(d)
From net investment income	(0.22)	(0.17)	(0.18)	(0.45)		(0.63)
From net realized gain	—	—	—	—		(0.03)
Return of capital	—	—	—	(0.01)		(0.01)

Total distributions	(0.22)	(0.17)	(0.18)	(0.46)		(0.67)

Net asset value, end of year	$13.96	$14.58	$13.18	$11.88		$28.22

Total Return
Based on net asset value	(2.69)%	12.05%	12.49%	(56.73)%		11.44%

Ratios to Average Net Assets
Total expenses	0.61%	0.61%	0.61%	0.61%		0.61%

Net investment income	2.01%	1.72%	2.16%	2.60	%(b)	2.54%

Supplemental Data
Net assets, end of year (000)	$25,834	$22,594	$17,136	$14,251		$25,396

Portfolio turnover rate(e)	26%	14%	68%	86%		34%

(a)	Based on average shares outstanding.
(b)	Includes a special distribution from Ecopetrol SA. Excluding such special distribution, the net investment income would have been $0.33 per share and 1.87% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Israel ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$48.19	$49.36	$50.51	$50.69	$42.85

Net investment income(a)	0.59	0.62	0.71	1.23	0.87
Net realized and unrealized gain (loss)(b)	8.88	(0.98)	(0.87)	(0.34)	7.95

Net increase (decrease)from investment operations	9.47	(0.36)	(0.16)	0.89	8.82

Distributions(c)
From net investment income	(1.04)	(0.81)	(0.99)	(1.07)	(0.98)

Total distributions	(1.04)	(0.81)	(0.99)	(1.07)	(0.98)

Net asset value, end of year	$56.62	$48.19	$49.36	$50.51	$50.69

Total Return
Based on net asset value	19.91%	(0.77)%	(0.23)%	1.80%	20.67%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.64%	0.62%	0.62%

Net investment income	1.15%	1.25%	1.46%	2.45%	1.74%

Supplemental Data
Net assets, end of year (000)	$121,735	$89,152	$93,793	$126,285	$121,645

Portfolio turnover rate(d)	6%	28%	46%	14%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Russia ETF
	Year Ended 08/31/18	Year Ended 08/31/17(a)	Year Ended 08/31/16(a)	Year Ended 08/31/15(a)	Year Ended 08/31/14(a)

Net asset value, beginning of year	$32.13	$27.92	$25.03	$36.68	$39.68

Net investment income(b)	1.21	1.14	1.06	0.94	1.26
Net realized and unrealized gain (loss)(c)	0.22	4.07	2.65	(11.27)	(4.01)

Net increase (decrease)from investment operations	1.43	5.21	3.71	(10.33)	(2.75)

Distributions(d)
From net investment income	(1.09)	(1.00)	(0.82)	(1.32)	(0.25)

Total distributions	(1.09)	(1.00)	(0.82)	(1.32)	(0.25)

Net asset value, end of year	$32.47	$32.13	$27.92	$25.03	$36.68

Total Return
Based on net asset value	4.37%	18.73%	15.62%	(27.57)%	(7.00)%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.64%	0.62%	0.62%

Net investment income	3.50%	4.27%	4.17%	3.33%	3.14%

Supplemental Data
Net assets, end of year (000)	$478,860	$530,076	$319,629	$210,912	$289,775

Portfolio turnover rate(e)	32%	18%	23%	19%	15%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Africa ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$62.62	$52.78	$57.44	$70.77	$58.88

Net investment income(a)	1.41	1.07	1.02	1.28	1.57

Net realized and unrealized gain (loss)(b)	(7.69)	9.79	(3.24)	(13.24)	11.86

Net increase (decrease)from investment operations	(6.28)	10.86	(2.22)	(11.96)	13.43

Distributions(c)
From net investment income	(1.47)	(1.02)	(2.44)	(1.37)	(1.54)

Total distributions	(1.47)	(1.02)	(2.44)	(1.37)	(1.54)

Net asset value, end of year	$54.87	$62.62	$52.78	$57.44	$70.77

Total Return
Based on net asset value	(10.20)%	20.91%	(3.64)%	(17.07)%	23.13%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.64%	0.62%	0.62%

Net investment income	2.20%	1.91%	1.96%	1.94%	2.40%

Supplemental Data
Net assets, end of year (000)	$373,114	$419,587	$406,443	$373,346	$587,396

Portfolio turnover rate(d)	15%	13%	12%	9%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Turkey ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$46.17	$38.16	$38.27	$55.72		$49.00

Net investment income(a)	1.01	0.97	0.96	1.13	(b)	0.85

Net realized and unrealized gain (loss)(c)	(26.05)	8.12	(0.17)	(17.49)		6.75

Net increase (decrease)from investment operations	(25.04)	9.09	0.79	(16.36)		7.60

Distributions(d)
From net investment income	(1.04)	(1.08)	(0.90)	(1.09)		(0.88)

Total distributions	(1.04)	(1.08)	(0.90)	(1.09)		(0.88)

Net asset value, end of year	$20.09	$46.17	$38.16	$38.27		$55.72

Total Return
Based on net asset value	(54.97)%	24.23%	1.98%	(29.69)%		15.52%

Ratios to Average Net Assets
Total expenses	0.59%	0.62%	0.64%	0.62%		0.62%

Net investment income	2.76%	2.58%	2.45%	2.31	%(b)	1.64%

Supplemental Data
Net assets, end of year (000)	$386,797	$424,727	$368,225	$371,225		$515,367

Portfolio turnover rate(e)	7%	6%	6%	6%		8%

(a)	Based on average shares outstanding.
(b)	Includes a special distribution from Turkcell Iletisim Hizmetleri AS. Excluding such special distribution, the net investment income would have been $0.76 per share and 1.55% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Equal Weighted ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$51.30	$46.05	$42.51	$43.08	$35.26

Net investment income(a)	0.98	0.85	0.77	0.80	0.71
Net realized and unrealized gain (loss)(b)	7.94	5.18	3.63	(0.57)	8.01

Net increase from investment operations	8.92	6.03	4.40	0.23	8.72

Distributions(c)
From net investment income	(0.89)	(0.78)	(0.86)	(0.80)	(0.90)

Total distributions	(0.89)	(0.78)	(0.86)	(0.80)	(0.90)

Net asset value, end of year	$59.33	$51.30	$46.05	$42.51	$43.08

Total Return
Based on net asset value	17.55%	13.22%	10.54%	0.48%	24.98%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.76%	1.72%	1.79%	1.82%	1.82%

Supplemental Data
Net assets, end of year (000)	$192,820	$135,945	$73,673	$44,632	$47,391

Portfolio turnover rate(d)	23%	27%	28%	39%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Brazil(a)	Non-diversified
MSCI Chile(b)	Non-diversified
MSCI Colombia(c)	Non-diversified
MSCI Israel(d)	Non-diversified
MSCI Russia(e)	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified
MSCI USA Equal Weighted	Diversified

(a)	Formerly the iShares MSCI Brazil Capped ETF.
(b)	Formerly the iShares MSCI Chile Capped ETF.
(c)	Formerly the iShares MSCI Colombia Capped ETF.
(d)	Formerly the iShares MSCI Israel Capped ETF.
(e)	Formerly the iShares MSCI Russia Capped ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:
iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Israel
BNP Paribas New York Branch	$133,320	$133,320		$—	$—
Citigroup Global Markets Inc.	1,387,728	1,381,442		—	(6,286	)(b)
Goldman Sachs & Co.	191,420	191,420		—	—
JPMorgan Securities LLC	129,969	129,969		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	5,052,871	5,052,871		—	—
Scotia Capital (USA) Inc.	98,695	98,695		—	—
State Street Bank & Trust Company	1,844	1,844		—	—

	$6,995,847	$6,989,561		$—	$(6,286)

MSCI Turkey
Citigroup Global Markets Inc.	$819,675	$819,675		$—	$—
Credit Suisse Securities (USA) LLC	5,196,101	5,196,101		—	—
Deutsche Bank Securities Inc.	3,477,912	3,477,912		—	—
Goldman Sachs & Co.	1,744,511	1,744,511		—	—
HSBC Bank PLC	37,147	37,147		—	—
JPMorgan Securities LLC	2,515,925	2,515,925		—	—
Macquarie Bank Limited	421,177	421,177		—	—
Merrill Lynch, Pierce, Fenner & Smith	652,230	652,230		—	—
Morgan Stanley & Co. LLC	1,728,206	1,728,206		—	—
UBS AG	585,796	585,796		—	—
UBS Securities LLC	104,599	104,599		—	—

	$17,283,279	$17,283,279		$—	$—

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI USA Equal Weighted
Barclays Bank PLC	$350,297	$350,297		$—	$—
BNP Paribas New York Branch	309,392	309,392		—	—
Citigroup Global Markets Inc.	66,706	66,706		—	—
Credit Suisse Securities (USA) LLC	299,431	299,431		—	—
Goldman Sachs & Co.	1,014,644	1,014,644		—	—
HSBC Bank PLC	245,105	245,105		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	628,669	628,669		—	—
National Financial Services LLC	298,566	298,566		—	—
RBC Capital Markets LLC	15,316	15,316		—	—
SG Americas Securities LLC	314,720	314,720		—	—
UBS AG	18,545	18,545		—	—
UBS Securities LLC	695,358	695,358		—	—

	$4,256,749	$4,256,749		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (continued)

For its investment advisory services to each of the iShares MSCI Brazil, iShares MSCI Chile, iShares MSCI Israel, iShares MSCI Russia, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Colombia	0.61%
MSCI USA Equal Weighted	0.15

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares MSCI USA Equal Weighted ETF (the “Group 1 Fund”), retains 71.5% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, each of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF, iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF (the “Group 2 Funds”), retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Colombia	$154
MSCI Israel	17,527
MSCI South Africa	6,671
MSCI Turkey	233,777
MSCI USA Equal Weighted	12,969

Officers and Trustees: Certain officers and/or trustees of the Company are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Israel	$282,510	$127,235
MSCI Russia	3,700,467	2,607,059
MSCI USA Equal Weighted	10,020,165	7,114,751

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Brazil	$2,999,711,789	$2,204,278,271
MSCI Chile	258,217,537	294,681,339
MSCI Colombia	10,291,230	5,947,459
MSCI Israel	6,504,932	6,351,975
MSCI Russia	193,173,668	193,391,480
MSCI South Africa	68,643,770	69,063,904
MSCI Turkey	31,328,222	25,313,785
MSCI USA Equal Weighted	35,667,251	34,687,489

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Colombia	$169,793	$46,315
MSCI Israel	29,262,707	15,468,881
MSCI Russia	181,251,919	242,338,319
MSCI South Africa	223,247,670	215,303,408
MSCI Turkey	332,537,453	147,076,140
MSCI USA Equal Weighted	78,015,122	43,086,216

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to passive foreign investment companies, the

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

characterization of corporate actions, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions, realized gains (losses) from in-kind redemptions and the characterization of expenses, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Brazil	$(198,226,310)	$(4,979,725)	$203,206,035
MSCI Chile	(11,712,090)	(54,027)	11,766,117
MSCI Colombia	17,544	(42,690)	25,146
MSCI Israel	(7,306,232)	523,770	6,782,462
MSCI Russia	41,212,910	(177,220)	(41,035,690)
MSCI South Africa	14,319,324	169,697	(14,489,021)
MSCI Turkey	(8,926,253)	(70,451)	8,996,704
MSCI USA Equal Weighted	10,273,255	5,066	(10,278,321)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Brazil
Ordinary income	$186,603,443	$93,579,029

MSCI Chile
Ordinary income	$7,431,414	$6,944,133
Return of capital	465,343	462,190

	$7,896,757	$7,406,323

MSCI Colombia
Ordinary income	$365,825	$229,358

MSCI Israel
Ordinary income	$2,219,395	$1,597,362

MSCI Russia
Ordinary income	$20,645,275	$13,531,335

MSCI South Africa
Ordinary income	$9,978,039	$7,473,325

MSCI Turkey
Ordinary income	$8,942,652	$10,121,626

MSCI USA Equal Weighted
Ordinary income	$2,338,579	$1,736,320

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Qualified Late-Year Losses	(b)	Total
MSCI Brazil	$52,048,706	$(2,448,185,257)	$357,605,118	$—		$(2,038,531,433)
MSCI Chile	—	(126,780,629)	58,838,643	(51,786)		(67,993,772)
MSCI Colombia	100,951	(8,968,691)	(1,388,624)	—		(10,256,364)
MSCI Israel	—	(40,534,147)	(365,348)	—		(40,899,495)
MSCI Russia	13,766,934	(83,968,805)	(57,533,183)	—		(127,735,054)
MSCI South Africa	566,892	(114,190,385)	(116,438,402)	—		(230,061,895)
MSCI Turkey	239,499	(85,583,816)	(336,827,971)	—		(422,172,288)
MSCI USA Equal Weighted	692,087	(950,870)	23,163,763	—		22,904,980

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(b)	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending next taxable year.

68	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total
MSCI Brazil	$2,448,185,257	$—	$2,448,185,257
MSCI Chile	125,803,638	976,991	126,780,629
MSCI Colombia	8,968,691	—	8,968,691
MSCI Israel	33,403,898	7,130,249	40,534,147
MSCI Russia	83,968,805	—	83,968,805
MSCI South Africa	108,053,243	6,137,142	114,190,385
MSCI Turkey	81,724,632	3,859,184	85,583,816
MSCI USA Equal Weighted	950,870	—	950,870

(a)	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2018, the iShares MSCI Chile ETF utilized $24,596,626 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Brazil	$5,085,273,911	$1,192,466,324	$(830,472,775)	$361,993,549
MSCI Chile	334,604,566	107,497,625	(48,658,973)	58,838,652
MSCI Colombia	27,138,301	3,374,693	(4,785,500)	(1,410,807)
MSCI Israel	129,082,499	23,748,703	(24,084,471)	(335,768)
MSCI Russia	536,814,360	36,078,352	(93,611,287)	(57,532,935)
MSCI South Africa	489,325,755	20,626,073	(137,035,133)	(116,409,060)
MSCI Turkey	741,949,526	4,061	(336,825,519)	(336,821,458)
MSCI USA Equal Weighted	174,267,454	29,231,082	(6,067,319)	23,163,763

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	LINE OF CREDIT

The iShares MSCI Colombia ETF, along with certain other iShares funds, is a party to a $275 million credit agreement with State Street Bank and Trust Company, which expires on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The Fund did not borrow under the credit agreement during the year ended August 31, 2018.

At a meeting held on September 12-13, 2018, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $300 million and (ii) extending the expiration date to October 23, 2019. These changes to the credit agreement are expected to be effective on or around October 25, 2018.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which can consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes and prohibition of all business, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, and may negatively impact a fund. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
MSCI Brazil
Shares sold	51,100,000	$2,106,146,096	50,950,000	$1,830,568,929
Shares redeemed	(37,300,000)	(1,288,144,556)	(9,350,000)	(339,939,142)

Net increase	13,800,000	$818,001,540	41,600,000	$1,490,629,787

MSCI Chile
Shares sold	4,200,000	$204,165,240	5,400,000	$222,913,747
Shares redeemed	(4,950,000)	(251,559,714)	(4,550,000)	(190,929,443)

Net increase (decrease)	(750,000)	$(47,394,474)	850,000	$31,984,304

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares		Amount
MSCI Colombia
Shares sold	400,000	$6,036,941	250,000		$3,562,888
Shares redeemed	(100,000)	(1,515,157)	—		—

Net increase	300,000	$4,521,784	250,000		$3,562,888

MSCI Israel
Shares sold	600,000	$30,421,376	300,000		$14,260,227
Shares redeemed	(300,000)	(15,491,100)	(350,000)		(18,031,594)

Net increase (decrease)	300,000	$14,930,276	(50,000)		$(3,771,367)

MSCI Russia
Shares sold	6,800,000	$228,623,987	6,000,000	(a)	$189,716,789
Shares redeemed	(8,550,000)	(292,319,234)	(950,000	)(a)	(28,528,183)

Net increase (decrease)	(1,750,000)	$(63,695,247)	5,050,000		$161,188,606

MSCI South Africa
Shares sold	3,500,000	$223,536,185	1,600,000		$87,244,010
Shares redeemed	(3,400,000)	(216,092,266)	(2,600,000)		(144,358,566)

Net increase (decrease)	100,000	$7,443,919	(1,000,000)		$(57,114,556)

MSCI Turkey
Shares sold	13,950,000	$339,600,282	3,150,000		$103,777,923
Shares redeemed	(3,900,000)	(147,208,930)	(3,600,000)		(136,607,007)

Net increase (decrease)	10,050,000	$192,391,352	(450,000)		$(32,829,084)

MSCI USA Equal Weighted
Shares sold	1,400,000	$78,296,192	1,250,000		$60,481,105
Shares redeemed	(800,000)	(43,309,884)	(200,000)		(10,078,303)

Net increase	600,000	$34,986,308	1,050,000		$50,402,802

(a)	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF,

iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF,

iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF, iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF (eight of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI USA Equal Weighted	77.52%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI Israel	$1,794,373
MSCI Russia	27,127,884
MSCI South Africa	13,779,187
MSCI Turkey	11,653,884
MSCI USA Equal Weighted	2,199,691

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil	$284,755,832	$25,293,162
MSCI Chile	12,750,070	2,368,005
MSCI Colombia	619,234	18,054
MSCI Israel	2,211,118	449,017
MSCI Russia	27,799,086	2,767,294
MSCI South Africa	14,575,302	2,089,380
MSCI Turkey	11,915,847	1,622,738

I M P O R T A N T T A X I N F O R M A T I O N	73

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI Brazil ETF and iShares MSCI Chile ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider),objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/man management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Colombia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act)(the “Independent Directors”), is required annually to consider and approve the Investment

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	75

Board Review and Approval of Investment Advisory Contract  (continued)

Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c)Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider),objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year; the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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Board Review and Approval of Investment Advisory Contract  (continued)

Including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Israel ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests,

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and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider),objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Russia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c)Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory

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Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year; the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with

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the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

V. iShares MSCI South Africa ETF and iShares MSCI Turkey ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees

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Board Review and Approval of Investment Advisory Contract  (continued)

and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year; the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the

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Board Review and Approval of Investment Advisory Contract  (continued)

Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

VI. iShares MSCIUSA Equal Weighted ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	83

Board Review and Approval of Investment Advisory Contract  (continued)

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year; the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	85

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil	$0.946484	$—	$—	$0.946484	100%	—%	—%	100%
MSCI Chile	0.969565	—	—	0.969565	100	—	—	100
MSCI Colombia	0.224757	—	—	0.224757	100	—	—	100
MSCI Israel	0.914589	—	0.125666	1.040255	88	—	12	100
MSCI Russia	1.072472	—	0.016387	1.088859	98	—	2	100
MSCI South Africa	1.474424	—	—	1.474424	100	—	—	100
MSCI USA Equal Weighted	0.868036	—	0.023149	0.891185	97	—	3	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

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Supplemental Information (unaudited)  (continued)

iShares MSCI Brazil ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0% and Less than 5.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	17	1.23
Greater than 1.0% and Less than 1.5%	54	3.90
Greater than 0.5% and Less than 1.0%	179	12.93
Greater than 0.0% and Less than 0.5%	408	29.49
At NAV	11	0.79
Less than 0.0% and Greater than –0.5%	429	31.01
Less than –0.5% and Greater than –1.0%	187	13.51
Less than –1.0% and Greater than –1.5%	57	4.12
Less than –1.5% and Greater than –2.0%	11	0.79
Less than –2.0% and Greater than –2.5%	12	0.87
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	1	0.07

	1,384	100.00%

iShares MSCI Chile ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5% and Less than 6.0%	1	0.07%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	35	2.53
Greater than 0.5% and Less than 1.0%	141	10.19
Greater than 0.0% and Less than 0.5%	453	32.74
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	449	32.45
Less than –0.5% and Greater than –1.0%	210	15.17
Less than –1.0% and Greater than –1.5%	48	3.47
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –3.0% and Greater than –3.5%	3	0.22

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	87

Supplemental Information (unaudited)  (continued)

iShares MSCI Colombia ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.08%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	5	0.39
Greater than 2.0% and Less than 2.5%	17	1.34
Greater than 1.5% and Less than 2.0%	40	3.16
Greater than 1.0% and Less than 1.5%	120	9.47
Greater than 0.5% and Less than 1.0%	284	22.42
Greater than 0.0% and Less than 0.5%	372	29.35
At NAV	10	0.79
Less than 0.0% and Greater than –0.5%	262	20.68
Less than –0.5% and Greater than –1.0%	114	9.00
Less than –1.0% and Greater than –1.5%	31	2.45
Less than –1.5% and Greater than –2.0%	8	0.63
Less than –2.0% and Greater than –2.5%	2	0.16

	1,267	100.00%

iShares MSCI Israel ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	24	1.73
Greater than 0.5% and Less than 1.0%	116	8.38
Greater than 0.0% and Less than 0.5%	533	38.52
At NAV	15	1.08
Less than 0.0% and Greater than –0.5%	505	36.50
Less than –0.5% and Greater than –1.0%	135	9.76
Less than –1.0% and Greater than –1.5%	34	2.46
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07

	1,384	100.00%

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Supplemental Information (unaudited)  (continued)

iShares MSCI Russia ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.14%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	11	0.79
Greater than 2.0% and Less than 2.5%	15	1.08
Greater than 1.5% and Less than 2.0%	38	2.75
Greater than 1.0% and Less than 1.5%	78	5.64
Greater than 0.5% and Less than 1.0%	218	15.75
Greater than 0.0% and Less than 0.5%	416	30.07
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	283	20.46
Less than –0.5% and Greater than –1.0%	144	10.40
Less than –1.0% and Greater than –1.5%	86	6.21
Less than –1.5% and Greater than –2.0%	32	2.31
Less than –2.0% and Greater than –2.5%	19	1.37
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –6.0%	2	0.14

	1,384	100.00%

iShares MSCI South Africa ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	32	2.31
Greater than 1.0% and Less than 1.5%	93	6.72
Greater than 0.5% and Less than 1.0%	258	18.64
Greater than 0.0% and Less than 0.5%	380	27.47
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	289	20.89
Less than –0.5% and Greater than –1.0%	172	12.43
Less than –1.0% and Greater than –1.5%	71	5.13
Less than –1.5% and Greater than –2.0%	30	2.17
Less than –2.0% and Greater than –2.5%	15	1.08
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	89

Supplemental Information (unaudited)  (continued)

iShares MSCI Turkey ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	30	2.17
Greater than 1.0% and Less than 1.5%	62	4.48
Greater than 0.5% and Less than 1.0%	209	15.10
Greater than 0.0% and Less than 0.5%	441	31.88
At NAV	11	0.79
Less than 0.0% and Greater than –0.5%	350	25.30
Less than –0.5% and Greater than –1.0%	137	9.90
Less than –1.0% and Greater than –1.5%	75	5.42
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	18	1.30
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,384	100.00%

iShares MSCI USA Equal Weighted ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	777	56.14%
At NAV	133	9.61
Less than 0.0% and Greater than –0.5%	474	34.25

	1,384	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Brazil ETF and iShares MSCI USA Equal Weighted ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

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Supplemental Information (unaudited)  (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Brazil ETF in respect of BFA’s financial year ending December 31, 2017 was USD 720.72 thousand. This figure is comprised of fixed remuneration of USD 287.27 thousand and variable remuneration of USD 433.45 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Brazil ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 100.83 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 18.78 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of BFA’s financial year ending December 31, 2017 was USD 12.56 thousand. This figure is comprised of fixed remuneration of USD 5.01 thousand and variable remuneration of USD 7.55 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 1.76 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.33 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	91

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S.ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company(since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios)(since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions)(since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	93

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	95

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares MSCI Australia ETF | EWA | NYSE Arca

▶	iShares MSCI Canada ETF | EWC | NYSE Arca

▶	iShares MSCI Japan ETF | EWJ | NYSE Arca

▶	iShares MSCI Mexico ETF | EWW | NYSE Arca

▶	iShares MSCI South Korea ETF | EWY | NYSE Arca

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI Australia ETF

Investment Objective

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	4.43%	3.76%	4.40%	4.43%	20.27%	53.87%
Fund Market	3.73	3.81	4.43	3.73	20.57	54.20
Index	4.75	4.14	4.76	4.75	22.48	59.19

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(03/01/18)	(08/31/18)	the Period	(a)	(03/01/18)	(08/31/18)	the Period	(a)	Ratio
$ 1,000.00	$995.40	$2.41		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Australia ETF

Portfolio Management Commentary

Australia’s economy strengthened over the course of the reporting period, expanding by 3.4% year-over-year in the second quarter of 2018. Stronger consumer spending drove much of the increase, with exports also contributing to growth. In particular, energy exports rose sharply, reflecting strong demand from countries across Asia for Australian coal. Amid more robust economic conditions, the unemployment rate reached a six-year low of 5.3% at the end of the reporting period, though wage gains were muted. In that environment, Australian companies posted record corporate profits, led by mining, construction, and utilities. At the same time, the Reserve Bank of Australia (“RBA”) kept short-term interest rates at a record low throughout the reporting period, even as the economy improved and inflation crept up to the lower end of the RBA’s 2-3% inflation target.

From a sector perspective, healthcare stocks contributed the most to the Index’s performance. The biotechnology industry led the advance, benefiting from record profits and robust U.S. sales. Other notable contributions came from stocks in the consumer staples, materials, and energy sectors, reflecting the increase in consumer spending and strong materials and energy exports, respectively.

The leading detractors from the Index’s performance were Australian banks, as the nation’s financials sector sold off amid allegations of misconduct by its four largest banks. In addition, Australian home prices declined in 2018 after years of increases, leading to a downturn in sales that weighed on banks’ home lending business. The pace of mortgage loan growth reached a record low, and lenders competed to offer low-rate, interest-only loans to capture market share, making them especially vulnerable to a decline in home prices.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	38.5%
Materials	17.4
Health Care	10.0
Consumer Staples	8.3
Real Estate	7.3
Energy	5.9
Industrials	5.3
Consumer Discretionary	3.0
Utilities	2.1
Telecommunication Services	1.2
Information Technology	1.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Commonwealth Bank of Australia	9.1%
BHP Billiton Ltd.	7.8
CSL Ltd.	7.5
Westpac Banking Corp.	7.1
Australia & New Zealand Banking Group Ltd.	6.2
National Australia Bank Ltd.	5.6
Wesfarmers Ltd.	4.3
Macquarie Group Ltd.	3.1
Woolworths Group Ltd.	2.7
Woodside Petroleum Ltd.	2.5

(a) Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Canada ETF

Investment Objective

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Custom Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	5.61%	3.13%	1.49%	5.61%	16.68%	15.92%
Fund Market	5.49	3.10	1.50	5.49	16.50	16.07
Index(a)	5.82	3.32	1.69	5.82	17.72	18.23
MSCI Canada Index	5.79	3.31	1.69	5.79	17.68	18.19
MSCI Canada Custom Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through August 31, 2017 reflects the performance of the MSCI Canada Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Canada Custom Capped Index, which, effective as of September 1, 2017, replaced the MSCI Canada Index as the underlying index of the Fund.

(b)	The inception date of the MSCI Canada Custom Capped Index was May 12, 2017. The cumulative total return of this index for the period May 12, 2017 through August 31, 2018 was 13.87%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(03/01/18)	(08/31/18)	the Period	(a)	(03/01/18)	(08/31/18)	the Period	(a)	Ratio

$ 1,000.00	$1,045.00	$2.47		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Canada ETF

Portfolio Management Commentary

Canada’s economic growth rate slowed during the reporting period. The housing market cooled after years of record sales volumes as the price-to-rent ratio (a measure of affordability) reached one of the highest levels in the world. Consumer spending also weakened as retail sales growth slowed meaningfully. Nonetheless, Canadian manufacturing activity expanded, reflecting strength in energy and mining production, and the unemployment rate declined to its lowest level in more than 40 years. Meanwhile, inflation rose to its highest level since September 2011, prompting the Bank of Canada to raise short-term interest rates three times during the reporting period.

From a sector perspective, financials contributed the most to the Index’s return. Canadian banks led the advance, benefiting from strong performance in global capital markets and rising interest rates, which led to higher net interest margins (the difference between the interest banks pay to depositors and the interest they receive from borrowers). The industrials sector also contributed to the Index’s return as road and rail stocks benefited from strong shipment volumes for energy and lumber.

Other sectors that contributed meaningfully to the Index’s performance included energy and information technology. Energy companies operating in Canada’s oil sands benefited from rising production and a significant increase in oil prices during the reporting period. In the information technology sector, software companies and IT services stocks benefited from rising U.S. sales and a lack of exposure to U.S. tariffs.

On the downside, the materials sector detracted modestly from the Index’s performance during the reporting period as Canadian gold mining companies declined along with the price of the precious metal. Diversified metals and mining companies and silver producers also detracted, declining along with the prices of copper and silver, respectively.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of
	Total Investments	(a)
Financials	41.5%
Energy	21.3
Materials	9.3
Industrials	8.9
Consumer Discretionary	5.0
Information Technology	4.3
Consumer Staples	3.8
Telecommunication Services	2.3
Utilities	2.2
Other (each representing less than 1%)	1.4

TEN LARGEST HOLDINGS
Security	Percent of
	Total Investments	(a)
Royal Bank of Canada	8.2%
Toronto-Dominion Bank (The)	7.9
Bank of Nova Scotia (The)	5.0
Suncor Energy Inc.	4.8
Canadian National Railway Co.	4.7
Enbridge Inc.	4.1
Bank of Montreal	3.8
Canadian Natural Resources Ltd.	3.0
Canadian Imperial Bank of Commerce	2.9
TransCanada Corp.	2.7

(a) Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI Japan ETF

Investment Objective

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	8.67%	7.46%	3.91%	8.67%	43.28%	46.75%
Fund Market	7.95	7.57	4.05	7.95	44.01	48.72
Index	9.05	7.84	4.39	9.05	45.86	53.69

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(03/01/18)	(08/31/18)	the Period	(a)	(03/01/18)	(08/31/18)	the Period	(a)	Ratio
$ 1,000.00	$955.70	$2.37		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Japan ETF

Portfolio Management Commentary

Japanese economic growth moderated during the reporting period as the economy contracted in the first quarter of 2018, ending a streak of eight straight quarters of expansion, before turning positive again in the second quarter. The pace of manufacturing activity also slowed, but nevertheless expanded for two straight years through August 2018. The nation’s jobless rate reached its lowest level since October 1992, helping wages rise at the fastest pace in 21 years in June 2018. These factors led to a strong increase in private consumption.

Inflation remained below the Bank of Japan’s 2% target, with consumer prices rising 0.9% for the twelve months ended July 2018. In an ongoing effort to stimulate the economy and inflation, the central bank maintained its extraordinary stimulus policies, targeting negative short-term interest rates and flat long-term bond yields. In that environment, corporate profits attained record levels in 2017, but reported earnings generally disappointed in the first quarter of 2018.

The consumer discretionary sector contributed the most to the Index’s performance, led by the automobile manufacturers and consumer electronics industries. Japan’s leading automobile manufacturers benefited from increased global vehicle sales, though higher input costs and concerns about tariffs resulted in these stocks declining somewhat late in the reporting period. Consumer electronics companies benefited from strong demand for video game software.

The industrials and healthcare sectors also contributed to the Index’s return. Among industrials, companies in the trading companies and distributors industry posted record profits due to a rebound in prices for a host of commodities, including coal and base metals. Biotechnology stocks led the healthcare sector’s advance, benefiting from a number of successfully-concluded partnership deals and drug trials.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Industrials	20.8%
Consumer Discretionary	19.9
Information Technology	12.8
Financials	12.0
Consumer Staples	8.1
Health Care	8.0
Materials	6.0
Telecommunication Services	5.4
Real Estate	3.9
Utilities	1.8
Energy	1.3

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Toyota Motor Corp.	4.1%
SoftBank Group Corp.	2.2
Sony Corp.	2.1
Mitsubishi UFJ Financial Group Inc.	2.1
Keyence Corp.	1.6
Sumitomo Mitsui Financial Group Inc.	1.5
Honda Motor Co. Ltd.	1.4
KDDI Corp.	1.3
Mizuho Financial Group Inc.	1.2
Nintendo Co. Ltd.	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares ® MSCI Mexico ETF

Investment Objective

The iShares MSCI Mexico ETF (the “Fund”) (formerly the iShares MSCI Mexico Capped ETF) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(9.02)%	(2.15)%	1.39%	(9.02)%	(10.28)%	14.81%
Fund Market	(8.76)	(2.07)	1.37	(8.76)	(9.92)	14.54
Index	(8.75)	(2.00)	1.29	(8.75)	(9.60)	13.65

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(03/01/18)	(08/31/18)	the Period	(a)	(03/01/18)	(08/31/18)	the Period	(a)	Ratio
$ 1,000.00	$1,020.70	$2.44		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Mexico ETF

Portfolio Management Commentary

Mexico’s economy struggled early in the reporting period when a powerful earthquake and hurricane disrupted several industries essential to its growth, including tourism and oil production. The natural disasters and concerns about the nation’s trade relationship with the U.S. led to Mexico’s first economic contraction in nearly two years. However, Mexico’s economy rebounded later in the reporting period, driven by robust wholesale and retail trade, as well as a strong recovery in manufacturing. Mexican exports reached an all-time high, paced by shipments of oil and automobiles. The election of President Andrés Manuel López Obrador led to a rebound in Mexico’s stock market late in the reporting period, and a tentative agreement on a new trade deal with the U.S. further boosted the country’s economic outlook.

The materials sector was the largest detractor from the Index’s performance. Within the sector, tariffs imposed by the U.S. on steel and aluminum imports weighed on Mexican metals and mining companies. In addition, construction materials companies struggled as the government scaled back its plans to increase construction spending and pricing for cement and steel grew increasingly volatile.

The consumer discretionary sector was another meaningful detractor from the Index’s return. Media companies within the sector detracted the most as the weakness of the Mexican peso relative to the U.S. dollar adversely affected corporate profits. The debt of Mexico’s media companies is primarily denominated in U.S. dollars, which strengthened considerably relative to the Mexican peso during the reporting period. The telecommunications services sector also restrained the Index’s performance due in part to a declining wireless subscriber base.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Consumer Staples	27.4%
Financials	17.4
Telecommunication Services	15.9
Materials	13.1
Industrials	11.2
Consumer Discretionary	7.3
Real Estate	5.8
Utilities	1.4
Health Care	0.5

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)

America Movil SAB de CV, Series L	15.0%
Fomento Economico Mexicano SAB de CV	9.7
Grupo Financiero Banorte SAB de CV, Series O	9.2
Wal-Mart de Mexico SAB de CV	7.4
Grupo Mexico SAB de CV, Series B	4.6
Cemex SAB de CV	4.5
Grupo Televisa SAB	4.3
Grupo Aeroportuario del Sureste SAB de CV, Series B	2.3
Fibra Uno Administracion SA de CV	2.3
Alfa SAB de CV, Class A	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® MSCI South Korea ETF

Investment Objective

The iShares MSCI South Korea ETF (the “Fund”) (formerly the iShares MSCI South Korea Capped ETF) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	2.15%	5.14%	5.91%	2.15%	28.50%	77.52%
Fund Market	1.17	5.17	5.91	1.17	28.69	77.60
Index	2.62	5.64	6.49	2.62	31.56	87.51

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Korea Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$ 1,000.00	$927.00	$2.87	$1,000.00	$1,022.20	$3.01	0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI South Korea ETF

Portfolio Management Commentary

South Korea’s economy grew at a solid, steady pace during the reporting period. The expansion was primarily driven by robust demand for exports, which historically account for more than half of South Korea’s economic growth. Semiconductor exports were particularly strong, with shipments reaching a record high. Increased sales of petrochemicals and automobiles to trading partners overseas were also beneficial. However, South Korea’s domestic economy struggled as rising unemployment, falling consumer confidence, and an escalating trade dispute between the U.S. and China hindered growth.

From a sector perspective, the information technology sector was the largest contributor to the Index’s performance. The technology hardware and equipment industry led the gains in the sector as the advanced technology of Korean televisions helped increase their market share over Chinese competitors. Strong worldwide demand for semiconductors, particularly memory chips, led to solid earnings for South Korean semiconductor companies as well.

The healthcare sector also contributed to the Index’s return, benefiting from the South Korean government’s increased spending on medical benefits. Within the sector, a number of biotechnology stocks posted sizable gains, especially those related to the production of biosimilars, which are biopharmaceutical drugs demonstrated to have active properties similar to drugs that have already been licensed.

On the downside, the financials sector was the largest detractor from the Index’s performance. Banks detracted the most as stricter borrowing regulations, hiring irregularities, and corruption allegations weighed on the industry. The materials sector also detracted from the Index’s return as chemicals and metals and mining companies weighed on performance in the sector. The rising price of oil, a key ingredient in chemical production, reduced the profit margins of chemicals companies, while metals and mining companies were adversely affected by global trade conflicts.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments(a)
Information Technology	38.8%
Financials	13.2
Consumer Discretionary	11.3
Industrials	10.2
Materials	8.1
Consumer Staples	6.9
Health Care	6.7
Energy	2.6
Utilities	1.2
Telecommunication Services	1.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Samsung Electronics Co. Ltd.	23.2%
SK Hynix Inc.	5.8
POSCO	3.1
Celltrion Inc.	2.7
NAVER Corp.	2.6
KB Financial Group Inc.	2.5
Hyundai Motor Co.	2.3
Shinhan Financial Group Co. Ltd.	2.3
LG Chem Ltd.	2.1
Hyundai Mobis Co. Ltd.	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Australia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 28.5%
Australia & New Zealand Banking Group Ltd.	3,930,160	$83,847,628
Bank of Queensland Ltd.	536,376	4,457,054
Bendigo & Adelaide Bank Ltd.	656,559	5,503,205
Commonwealth Bank of Australia	2,389,677	123,118,027
National Australia Bank Ltd.	3,696,989	75,851,823
Westpac Banking Corp.	4,648,556	95,946,816

		388,724,553
Beverages — 1.4%
Coca-Cola Amatil Ltd.	686,943	4,664,927
Treasury Wine Estates Ltd.	978,018	13,771,185

		18,436,112
Biotechnology — 7.4%
CSL Ltd.	614,310	100,986,811

Capital Markets — 4.0%
ASX Ltd.	263,502	12,889,796
Macquarie Group Ltd.	439,093	41,091,247

		53,981,043
Chemicals — 1.0%
Incitec Pivot Ltd.	2,255,580	6,394,445
Orica Ltd.	513,204	6,528,515

		12,922,960
Commercial Services & Supplies — 1.3%
Brambles Ltd.	2,164,561	17,172,558

Construction & Engineering — 0.3%
CIMIC Group Ltd.	131,974	4,703,462

Construction Materials — 1.3%
Boral Ltd.	1,594,150	8,070,227
James Hardie Industries PLC	598,960	9,170,166

		17,240,393

Containers & Packaging — 1.2%
Amcor Ltd./Australia	1,575,001	16,288,287

Diversified Financial Services — 1.1%
AMP Ltd.	3,961,130	9,568,065
Challenger Ltd./Australia	745,929	5,842,308

		15,410,373
Diversified Telecommunication Services — 1.2%
Telstra Corp. Ltd.	5,653,326	12,674,308
TPG Telecom Ltd.(a)	501,371	3,132,791

		15,807,099
Electric Utilities — 0.2%
AusNet Services	2,451,552	2,916,524

Equity Real Estate Investment Trusts (REITs) — 6.3%
BGP Holdings PLC(b)	18,888,372	220
Dexus	1,380,596	10,703,355
Goodman Group	2,204,316	17,057,531
GPT Group (The)	2,452,801	9,170,888
Mirvac Group	5,024,421	8,829,799
Scentre Group	7,238,683	21,515,919
Stockland	3,309,810	9,885,796
Vicinity Centres	4,464,262	8,943,098

		86,106,606
Food & Staples Retailing — 6.9%
Wesfarmers Ltd.	1,541,528	57,358,175

Security	Shares	Value

Food & Staples Retailing (continued)
Woolworths Group Ltd.	1,783,402	$36,500,114

		93,858,289
Gas Utilities — 0.9%
APA Group	1,602,155	11,586,788

Health Care Equipment & Supplies — 0.9%
Cochlear Ltd.	78,100	12,189,366

Health Care Providers & Services — 1.6%
Healthscope Ltd.	2,349,986	3,721,928
Ramsay Health Care Ltd.	192,388	7,749,822
Sonic Healthcare Ltd.	547,048	10,361,424

		21,833,174
Hotels, Restaurants & Leisure — 2.8%
Aristocrat Leisure Ltd.	781,393	17,851,622
Crown Resorts Ltd.	513,973	5,278,216
Domino’s Pizza Enterprises Ltd.(a)	81,144	3,174,770
Flight Centre Travel Group Ltd.	75,467	3,188,432
Tabcorp Holdings Ltd.	2,594,728	9,007,237

		38,500,277
Insurance — 4.5%
Insurance Australia Group Ltd.	3,218,787	17,970,827
Medibank Pvt Ltd.	3,741,536	8,225,874
QBE Insurance Group Ltd.	1,841,526	14,663,030
Suncorp Group Ltd.	1,762,023	19,738,835

		60,598,566
Internet Software & Services — 0.3%
REA Group Ltd.	71,542	4,714,992

IT Services — 0.6%
Computershare Ltd.	627,976	8,728,808

Metals & Mining — 13.8%
Alumina Ltd.	3,320,689	6,916,386
BHP Billiton Ltd.	4,361,130	104,743,345
BlueScope Steel Ltd.	747,093	9,352,555
Fortescue Metals Group Ltd.	2,121,231	5,890,847
Newcrest Mining Ltd.	1,043,610	14,634,388
Rio Tinto Ltd.	559,957	29,456,864
South32 Ltd.	6,963,841	17,526,154

		188,520,539
Multi-Utilities — 1.0%
AGL Energy Ltd.	892,103	13,406,613

Multiline Retail — 0.1%
Harvey Norman Holdings Ltd.	758,720	1,975,343

Oil, Gas & Consumable Fuels — 5.8%
Caltex Australia Ltd.	354,621	7,747,716
Oil Search Ltd.	1,866,361	12,093,784
Origin Energy Ltd.(c)	2,391,060	13,747,260
Santos Ltd.	2,402,527	11,780,304
Woodside Petroleum Ltd.	1,271,193	33,895,587

		79,264,651
Professional Services — 0.5%
Seek Ltd.	451,909	7,320,783

Real Estate Management & Development — 0.9%
LendLease Group	784,456	11,624,361

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued)	iShares® MSCI Australia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 0.6%
Aurizon Holdings Ltd.	2,702,380	$8,208,319

Transportation Infrastructure — 2.5%
Sydney Airport	1,497,751	7,809,683
Transurban Group	3,024,651	26,380,384

		34,190,067

Total Common Stocks — 98.9%
(Cost: $1,558,094,211)		1,347,217,717

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	5,082,269	5,083,794
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	358,813	358,813

		5,442,607

Total Short-Term Investments — 0.4% (Cost: $5,441,463)		5,442,607

Total Investments in Securities — 99.3% (Cost: $1,563,535,674)		1,352,660,324

Other Assets, Less Liabilities — 0.7%		10,109,840

Net Assets — 100.0%		$1,362,770,164

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,985,447	(1,903,178)	5,082,269	$5,083,794	$63,122	(b)	$(1,454)	$824
BlackRock Cash Funds: Treasury, SL Agency Shares	183,299	175,514	358,813	358,813	18,406		—	—

				$5,442,607	$81,528		$(1,454)	$824

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	134	09/20/18	$15,273	$180,435

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Australia ETF
August 31, 2018

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$180,435

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$305,608

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$261,088

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,055,820

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,320,837,113	$26,380,384	$220	$1,347,217,717
Money Market Funds	5,442,607	—	—	5,442,607

	$1,326,279,720	$26,380,384	$220	$1,352,660,324

Derivative financial instruments(a)
Assets
Futures Contracts	$180,435	$—	$—	$180,435

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

The Fund had transfers from Level 1 to Level 2 during the year ended August 31, 2018 in the amount of $ 34,627,543 (the value of the securities as of the beginning of the period), resulting in a difference of valuation methodology, due to a temporary suspension of trading.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments	iShares® MSCI Canada ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Bombardier Inc., Class B(a)	4,464,869	$14,757,917
CAE Inc.	573,315	11,453,549

		26,211,466
Auto Components — 1.5%
Linamar Corp.	97,981	4,311,630
Magna International Inc.	731,656	39,647,849

		43,959,479
Banks — 28.9%
Bank of Montreal	1,376,295	112,904,848
Bank of Nova Scotia (The)	2,554,097	147,943,515
Canadian Imperial Bank of Commerce	935,325	87,725,946
National Bank of Canada	727,037	36,414,576
Royal Bank of Canada	3,074,667	244,426,536
Toronto-Dominion Bank (The)	3,921,576	236,536,640

		865,952,061
Capital Markets — 3.9%
Brookfield Asset Management Inc., Class A	1,789,925	76,541,445
CI Financial Corp.	584,774	9,417,734
IGM Financial Inc.	178,148	4,974,400
Thomson Reuters Corp.	605,192	26,937,646

		117,871,225
Chemicals — 2.9%
Methanex Corp.	143,577	10,484,606
Nutrien Ltd.	1,372,240	77,180,936

		87,665,542
Construction & Engineering — 0.9%
SNC-Lavalin Group Inc.	374,246	15,076,608
WSP Global Inc.	219,638	11,834,630

		26,911,238
Containers & Packaging — 0.5%
CCL Industries Inc., Class B, NVS	314,623	15,169,560

Diversified Financial Services — 0.4%
Onex Corp.	184,089	13,217,081

Diversified Telecommunication Services — 1.0%
BCE Inc.	324,969	13,265,923
TELUS Corp.	416,978	15,474,186

		28,740,109
Electric Utilities — 1.5%
Emera Inc.	124,450	3,940,750
Fortis Inc./Canada	896,418	29,368,440
Hydro One Ltd.(b)	699,148	10,337,492

		43,646,682
Equity Real Estate Investment Trusts (REITs) — 0.5%
H&R REIT	296,622	4,620,110
RioCan REIT	343,252	6,649,446
SmartCentres Real Estate Investment Trust	138,875	3,296,278

		14,565,834
Food & Staples Retailing — 3.2%
Alimentation Couche-Tard Inc., Class B	920,703	44,116,357
Empire Co. Ltd., Class A, NVS	366,548	6,993,914
George Weston Ltd.	109,649	8,546,895
Loblaw Companies Ltd.	411,488	21,301,001
Metro Inc.	516,718	16,191,647

		97,149,814

Security	Shares	Value

Food Products — 0.5%
Saputo Inc.	494,507	$15,154,339

Gas Utilities — 0.3%
AltaGas Ltd.	561,751	10,447,074

Hotels, Restaurants & Leisure — 0.9%
Restaurant Brands International Inc.	494,822	28,404,024

Insurance — 8.0%
Fairfax Financial Holdings Ltd.	59,435	32,656,774
Great-West Lifeco Inc.	633,013	15,456,984
Industrial Alliance Insurance & Financial Services Inc.	227,261	9,428,905
Intact Financial Corp.	296,732	23,552,868
Manulife Financial Corp.	4,224,047	77,357,446
Power Corp. of Canada	753,461	16,901,518
Power Financial Corp.	530,329	12,376,173
Sun Life Financial Inc.	1,299,530	51,694,176

		239,424,844
Internet Software & Services — 0.9%
Shopify Inc., Class A(a)(c)	187,133	27,247,265

IT Services — 1.2%
CGI Group Inc., Class A(a)	542,685	35,662,930

Media — 0.7%
Shaw Communications Inc., Class B, NVS	966,681	19,512,285

Metals & Mining — 5.6%
Agnico Eagle Mines Ltd.	496,654	17,132,173
Barrick Gold Corp.	2,494,992	25,544,034
First Quantum Minerals Ltd.	1,469,524	18,448,643
Franco-Nevada Corp.	395,712	25,315,614
Goldcorp Inc.	1,843,923	19,938,889
Kinross Gold Corp.(a)	2,653,056	7,935,058
Lundin Mining Corp.	1,384,603	6,604,725
Teck Resources Ltd., Class B	1,094,621	24,688,679
Turquoise Hill Resources Ltd.(a)	2,165,188	5,031,266
Wheaton Precious Metals Corp.	942,742	16,166,042

		166,805,123
Multi-Utilities — 0.4%
Atco Ltd./Canada, Class I, NVS	161,720	4,838,143
Canadian Utilities Ltd., Class A, NVS	271,227	6,604,132

		11,442,275
Multiline Retail — 1.4%
Canadian Tire Corp. Ltd., Class A, NVS	133,983	16,776,260
Dollarama Inc.	663,942	25,127,910

		41,904,170
Oil, Gas & Consumable Fuels — 21.2%
ARC Resources Ltd.	756,891	8,039,373
Cameco Corp.	842,769	8,764,100
Canadian Natural Resources Ltd.	2,598,520	88,799,456
Cenovus Energy Inc.	2,225,107	20,647,873
Crescent Point Energy Corp.	1,156,961	7,107,065
Enbridge Inc.	3,608,436	123,173,041
Encana Corp.	2,073,784	27,481,872
Husky Energy Inc.	750,661	12,423,225
Imperial Oil Ltd.	618,675	19,296,378
Inter Pipeline Ltd.	812,075	14,934,283
Keyera Corp.	436,860	12,047,613
Pembina Pipeline Corp.	1,071,058	36,560,291
PrairieSky Royalty Ltd.	453,584	8,348,492

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Canada ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Seven Generations Energy Ltd., Class A(a)	562,074	$6,621,003
Suncor Energy Inc.	3,451,840	142,208,555
Tourmaline Oil Corp.	552,134	9,002,162
TransCanada Corp.	1,876,496	79,984,392
Vermilion Energy Inc.	307,104	9,759,876

		635,199,050
Paper & Forest Products — 0.3%
West Fraser Timber Co. Ltd.	129,558	8,601,431

Pharmaceuticals — 0.7%
Aurora Cannabis Inc.(a)	625,683	4,222,563
Australis Capital Inc., NVS(a)	18,402	—
Bausch Health Companies Inc.(a)	668,379	15,449,168

		19,671,731
Real Estate Management & Development — 0.2%
First Capital Realty Inc.	355,778	5,576,979

Road & Rail — 6.8%
Canadian National Railway Co.	1,576,935	140,357,434
Canadian Pacific Railway Ltd.	307,744	64,782,124

		205,139,558
Software — 2.2%
BlackBerry Ltd.(a)	1,089,824	11,609,076
Constellation Software Inc./Canada	42,978	32,798,020
Open Text Corp.	566,705	22,243,155

		66,650,251
Textiles, Apparel & Luxury Goods — 0.5%
Gildan Activewear Inc.	467,551	13,790,415

Trading Companies & Distributors — 0.3%
Finning International Inc.	357,850	8,323,625

Wireless Telecommunication Services — 1.3%
Rogers Communications Inc., Class B, NVS	772,811	40,076,291

Total Common Stocks — 99.5% (Cost: $3,395,784,024)		2,980,093,751

Security	Shares	Value

Warrants

Pharmaceuticals — 0.0%
Australis Capital Inc., (Expires 08/22/19)(a)	18,402	$—

Total Warrants — 0.0% (Cost: $0)		—

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	13,326,671	13,330,669
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	840,722	840,722

		14,171,391

Total Short-Term Investments — 0.5% (Cost: $14,169,987)		14,171,391

Total Investments in Securities — 100.0% (Cost: $3,409,954,011)		2,994,265,142

Other Assets, Less Liabilities — 0.0%		361,820

Net Assets — 100.0%		$2,994,626,962

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	43,796,579	(30,469,908)	13,326,671	$13,330,669	$56,748	(b)	$(997)	$(1,282)
BlackRock Cash Funds: Treasury, SL Agency Shares	412,255	428,467	840,722	840,722	23,946		—	—

				$14,171,391	$80,694		$(997)	$(1,282)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued)	iShares® MSCI Canada ETF
August 31, 2018

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	93	09/20/18	$13,767	$11,898

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$11,898

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$974,424

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(35,374)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,496,521

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total
Investments
Assets
Common Stocks	$2,980,093,751	$0	(a)	$—	$2,980,093,751
Warrants	—	0	(a)	—	0	(a)
Money Market Funds	14,171,391	—		—	14,171,391

	$2,994,265,142	$0	(a)	$—	$2,994,265,142

Derivative financial instruments(b)
Assets
Futures Contracts	$11,898	$—		$—	$11,898

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Japan ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.3%
SG Holdings Co. Ltd.	400,800	$9,502,667
Yamato Holdings Co. Ltd.	1,548,800	46,149,030

		55,651,697
Airlines — 0.2%
ANA Holdings Inc.	580,800	20,160,519
Japan Airlines Co. Ltd.	580,800	20,977,626

		41,138,145
Auto Components — 2.8%
Aisin Seiki Co. Ltd.	789,700	36,606,015
Bridgestone Corp.	2,904,000	107,192,785
Denso Corp.	2,129,600	102,845,362
Koito Manufacturing Co. Ltd.	580,800	35,984,092
NGK Spark Plug Co. Ltd.	774,400	22,068,846
NOK Corp.	387,200	7,409,825
Stanley Electric Co. Ltd.	580,800	20,139,568
Sumitomo Electric Industries Ltd.	3,678,400	58,318,323
Sumitomo Rubber Industries Ltd.	774,400	11,509,322
Toyoda Gosei Co. Ltd.	387,200	9,679,563
Toyota Industries Corp.	774,400	43,928,178
Yokohama Rubber Co. Ltd. (The)	580,800	12,230,401

		467,912,280
Automobiles — 8.0%
Honda Motor Co. Ltd.	7,937,600	235,654,770
Isuzu Motors Ltd.	2,710,800	39,286,248
Mazda Motor Corp.	2,710,400	31,495,246
Mitsubishi Motors Corp.	3,291,200	23,507,511
Nissan Motor Co. Ltd.	11,422,400	107,131,677
Subaru Corp.	2,926,100	87,108,771
Suzuki Motor Corp.	1,654,900	107,903,928
Toyota Motor Corp.	11,120,000	694,968,661
Yamaha Motor Co. Ltd.	1,355,200	34,428,448

		1,361,485,260
Banks — 6.6%
Aozora Bank Ltd.	580,800	20,558,597
Bank of Kyoto Ltd. (The)	266,300	13,472,904
Chiba Bank Ltd. (The)	2,904,000	19,118,186
Concordia Financial Group Ltd.	5,420,800	26,056,603
Fukuoka Financial Group Inc.	3,872,000	21,754,575
Japan Post Bank Co. Ltd.	1,936,000	22,662,470
Mebuki Financial Group Inc.	4,065,680	14,446,300
Mitsubishi UFJ Financial Group Inc.	57,886,480	350,184,883
Mizuho Financial Group Inc.	118,289,680	208,128,390
Resona Holdings Inc.	10,260,800	58,288,118
Seven Bank Ltd.	2,710,400	8,457,396
Shinsei Bank Ltd.	774,400	11,914,383
Shizuoka Bank Ltd. (The)	2,323,200	20,574,310
Sumitomo Mitsui Financial Group Inc.	6,589,200	260,335,349
Sumitomo Mitsui Trust Holdings Inc.	1,572,632	63,268,353
Yamaguchi Financial Group Inc.	846,400	9,327,689

		1,128,548,506
Beverages — 1.3%
Asahi Group Holdings Ltd.	1,742,400	78,866,444
Coca-Cola Bottlers Japan Holdings Inc.	580,800	16,499,256
Kirin Holdings Co. Ltd.	4,065,600	100,737,124
Suntory Beverage & Food Ltd.	651,300	26,754,489

		222,857,313

Security	Shares	Value

Building Products — 1.4%
AGC Inc./Japan	973,700	$39,076,205
Daikin Industries Ltd.	1,172,900	149,884,953
LIXIL Group Corp.	1,355,200	26,631,022
TOTO Ltd.	686,900	29,115,119

		244,707,299
Capital Markets — 1.2%
Daiwa Securities Group Inc.	7,744,000	46,540,124
Japan Exchange Group Inc.	2,516,800	44,441,488
Nomura Holdings Inc.	16,843,200	77,240,088
SBI Holdings Inc./Japan	1,168,410	32,296,313

		200,518,013
Chemicals — 4.5%
Air Water Inc.	774,400	13,911,754
Asahi Kasei Corp.	6,195,200	91,068,909
Daicel Corp.	1,355,200	15,362,640
Hitachi Chemical Co. Ltd.	387,200	8,143,125
JSR Corp.	968,000	18,830,103
Kaneka Corp.	1,233,000	11,286,423
Kansai Paint Co. Ltd.	968,000	19,179,294
Kuraray Co. Ltd.	1,548,800	22,515,810
Mitsubishi Chemical Holdings Corp.	6,195,200	55,647,014
Mitsubishi Gas Chemical Co. Inc.	802,900	16,740,811
Mitsui Chemicals Inc.	968,000	25,089,345
Nippon Paint Holdings Co. Ltd.(a)	774,400	30,658,935
Nissan Chemical Corp.	580,800	27,760,653
Nitto Denko Corp.	784,000	61,003,310
Shin-Etsu Chemical Co. Ltd.	1,791,600	168,439,645
Showa Denko KK	580,800	27,708,274
Sumitomo Chemical Co. Ltd.	7,744,000	44,067,854
Taiyo Nippon Sanso Corp.	580,800	8,569,137
Teijin Ltd.	968,000	19,214,213
Toray Industries Inc.	6,582,400	49,490,435
Tosoh Corp.	1,355,200	21,339,038

		756,026,722
Commercial Services & Supplies — 0.9%
Dai Nippon Printing Co. Ltd.	1,184,600	26,633,069
Park24 Co. Ltd.	580,800	17,075,420
Secom Co. Ltd.	975,800	80,476,990
Sohgo Security Services Co. Ltd.	387,200	17,075,420
Toppan Printing Co. Ltd.	2,436,000	19,046,868

		160,307,767
Construction & Engineering — 0.9%
JGC Corp.	968,000	19,537,214
Kajima Corp.	4,178,000	30,142,941
Obayashi Corp.	3,097,600	29,080,593
Shimizu Corp.	2,710,400	23,758,929
Taisei Corp.	968,000	43,386,933

		145,906,610
Construction Materials — 0.1%
Taiheiyo Cement Corp.	580,800	17,599,206

Consumer Finance — 0.2%
Acom Co. Ltd.(a)	1,742,400	7,133,964
AEON Financial Service Co. Ltd.	580,870	11,917,566
Credit Saison Co. Ltd.	774,400	12,850,214

		31,901,744
Containers & Packaging — 0.1%
Toyo Seikan Group Holdings Ltd.	774,400	14,693,941

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued)	iShares® MSCI Japan ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.1%
Benesse Holdings Inc.	387,200	$12,134,373

Diversified Financial Services — 0.7%
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,936,000	10,912,206
ORIX Corp.	6,388,800	102,960,595
Tokyo Century Corp.	200,400	11,096,686

		124,969,487
Diversified Telecommunication Services — 0.9%
Nippon Telegraph & Telephone Corp.	3,314,800	147,975,470

Electric Utilities — 1.1%
Chubu Electric Power Co. Inc.	2,904,000	42,308,806
Chugoku Electric Power Co. Inc. (The)	1,355,200	16,963,679
Kansai Electric Power Co. Inc. (The)	3,484,800	50,047,743
Kyushu Electric Power Co. Inc.	1,742,400	19,579,117
Tohoku Electric Power Co. Inc.	2,129,600	26,772,444
Tokyo Electric Power Co. Holdings Inc.(b)	6,969,600	32,307,115

		187,978,904
Electrical Equipment — 1.8%
Fuji Electric Co. Ltd.	2,403,000	19,395,635
Mabuchi Motor Co. Ltd.	216,800	9,003,598
Mitsubishi Electric Corp.	8,905,600	120,470,758
Nidec Corp.	1,102,900	160,185,819

		309,055,810
Electronic Equipment, Instruments & Components — 5.8%
Alps Electric Co. Ltd	968,700	29,178,500
Hamamatsu Photonics KK	580,800	23,413,230
Hirose Electric Co. Ltd	193,658	23,088,414
Hitachi High-Technologies Corp.	387,200	15,242,170
Hitachi Ltd	23,232,000	152,002,669
Keyence Corp.	478,552	271,417,552
Kyocera Corp.	1,548,800	97,913,045
Murata Manufacturing Co. Ltd	890,600	154,089,020
Nippon Electric Glass Co. Ltd	387,300	12,469,324
Omron Corp.	968,000	43,430,581
Shimadzu Corp.	1,162,300	34,538,292
TDK Corp.	599,600	67,538,477
Yaskawa Electric Corp.	1,161,600	39,074,429
Yokogawa Electric Corp.	1,161,600	23,874,162

		987,269,865
Equity Real Estate Investment Trusts (REITs) — 1.1%
Daiwa House REIT Investment Corp.	7,744	17,990,300
Japan Prime Realty Investment Corp.	3,872	14,037,462
Japan Real Estate Investment Corp.	5,808	30,955,747
Japan Retail Fund Investment Corp.	13,620	24,688,822
Nippon Building Fund Inc.	6,215	36,263,742
Nippon Prologis REIT Inc.	7,744	15,119,953
Nomura Real Estate Master Fund Inc.	19,428	27,122,283
United Urban Investment Corp.	15,488	24,485,245

		190,663,554
Food & Staples Retailing — 1.7%
Aeon Co. Ltd.	2,904,000	63,024,539
FamilyMart UNY Holdings Co. Ltd.	387,200	33,836,569
Lawson Inc.	237,600	13,970,799
Seven & i Holdings Co. Ltd.	3,678,480	150,111,575
Sundrug Co. Ltd.	387,200	13,932,705
Tsuruha Holdings Inc.	193,600	22,156,144

		297,032,331

Security	Shares	Value

Food Products — 1.5%
Ajinomoto Co. Inc.	2,323,200	$39,514,409
Calbee Inc.(a)	389,000	12,401,272
Kikkoman Corp.	774,400	38,899,833
MEIJI Holdings Co. Ltd.	580,856	38,659,127
NH Foods Ltd	451,100	16,496,465
Nisshin Seifun Group Inc.	968,075	19,407,771
Nissin Foods Holdings Co. Ltd.	275,900	17,641,079
Toyo Suisan Kaisha Ltd.	387,200	14,299,355
Yakult Honsha Co. Ltd.	580,800	41,379,086
Yamazaki Baking Co. Ltd.	580,800	11,324,251

		250,022,648
Gas Utilities — 0.5%
Osaka Gas Co. Ltd.	1,763,500	33,008,470
Toho Gas Co. Ltd.	387,200	13,007,350
Tokyo Gas Co. Ltd.	1,936,000	45,970,943

		91,986,763
Health Care Equipment & Supplies — 1.9%
CYBERDYNE Inc.(a)(b)	580,800	4,583,127
Hoya Corp.	1,936,000	113,434,567
Olympus Corp.	1,361,500	55,560,152
Sysmex Corp.	774,400	67,323,948
Terumo Corp.	1,548,800	85,621,536

		326,523,330
Health Care Providers & Services — 0.3%
Alfresa Holdings Corp.	968,000	24,329,855
Medipal Holdings Corp.	774,400	15,650,723
Suzuken Co. Ltd./Aichi Japan	387,240	17,635,947

		57,616,525
Health Care Technology — 0.2%
M3 Inc.	968,000	42,732,200

Hotels, Restaurants & Leisure — 0.7%
McDonald’s Holdings Co. Japan Ltd.	387,200	17,040,502
Oriental Land Co. Ltd./Japan	968,000	103,927,853

		120,968,355
Household Durables — 3.9%
Casio Computer Co. Ltd.	968,400	15,589,070
Iida Group Holdings Co. Ltd.	774,480	14,332,263
Nikon Corp.	1,548,800	29,709,136
Panasonic Corp.	10,848,415	129,777,901
Rinnai Corp.	193,600	14,439,031
Sekisui Chemical Co. Ltd.	1,936,000	33,731,812
Sekisui House Ltd.	2,904,000	47,494,287
Sharp Corp./Japan(a)	774,400	18,388,377
Sony Corp.	6,195,200	354,665,912

		658,127,789
Household Products — 0.5%
Lion Corp.	1,161,600	24,523,656
Unicharm Corp.	1,936,000	63,413,014

		87,936,670
Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	774,400	20,539,391

Industrial Conglomerates — 0.8%
Keihan Holdings Co. Ltd.	387,200	14,246,977
Seibu Holdings Inc.	1,161,600	20,982,863
Toshiba Corp.(b)	31,305,000	93,730,081

		128,959,921

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Japan ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 3.2%
Dai-ichi Life Holdings Inc.	5,228,300	$99,817,929
Japan Post Holdings Co. Ltd.	7,750,800	92,267,268
MS&AD Insurance Group Holdings Inc.	2,323,240	71,550,386
Sompo Holdings Inc.	1,548,850	66,264,548
Sony Financial Holdings Inc.	774,400	15,469,144
T&D Holdings Inc.	2,710,400	41,297,027
Tokio Marine Holdings Inc.	3,291,200	155,440,451

		542,106,753
Internet & Direct Marketing Retail — 0.4%
Rakuten Inc.	4,065,600	31,161,595
Start Today Co. Ltd.	968,700	33,459,178

		64,620,773
Internet Software & Services — 0.3%
DeNA Co. Ltd.	580,800	10,067,165
Kakaku.com Inc.	580,800	10,758,562
Yahoo Japan Corp.(a)	6,776,000	23,343,392

		44,169,119
IT Services — 1.1%
Fujitsu Ltd.	9,680,000	70,981,720
Nomura Research Institute Ltd.	580,804	28,965,560
NTT Data Corp.	3,097,600	39,891,535
Obic Co. Ltd.	387,200	36,455,499
Otsuka Corp.	435,200	15,797,267

		192,091,581
Leisure Products — 0.9%
Bandai Namco Holdings Inc.	968,098	37,629,097
Sankyo Co. Ltd.	193,600	7,429,030
Sega Sammy Holdings Inc.	774,400	12,514,991
Shimano Inc.	387,200	59,851,269
Yamaha Corp.	774,400	37,084,042

		154,508,429
Machinery — 5.5%
Amada Holdings Co. Ltd.	1,548,800	16,593,537
Daifuku Co. Ltd.	487,200	25,351,887
FANUC Corp.	968,000	190,090,634
Hino Motors Ltd.	1,161,600	12,256,590
Hitachi Construction Machinery Co. Ltd.	580,800	17,389,692
Hoshizaki Corp.	248,100	23,582,757
IHI Corp.	774,400	27,097,191
JTEKT Corp.	968,000	13,592,244
Kawasaki Heavy Industries Ltd.	774,400	21,230,789
Komatsu Ltd.	4,452,800	126,936,022
Kubota Corp.	4,840,000	75,796,185
Kurita Water Industries Ltd.	387,200	11,523,290
Makita Corp.	1,161,600	52,797,619
MINEBEA MITSUMI Inc.	1,936,000	36,420,580
MISUMI Group Inc.	1,355,200	35,002,866
Mitsubishi Heavy Industries Ltd.	1,548,800	57,630,417
Nabtesco Corp.	580,800	15,174,078
NGK Insulators Ltd.	1,161,600	18,961,050
NSK Ltd.	1,742,400	19,814,821
SMC Corp./Japan	281,100	93,721,126
Sumitomo Heavy Industries Ltd.	580,800	18,934,860
THK Co. Ltd.	581,400	15,603,972

		925,502,207
Marine — 0.2%
Mitsui OSK Lines Ltd.	580,800	15,650,723

Security	Shares	Value

Marine (continued)
Nippon Yusen KK	774,400	$14,638,070

		30,288,793
Media — 0.7%
CyberAgent Inc.	494,000	28,156,018
Dentsu Inc.	1,024,900	47,970,699
Hakuhodo DY Holdings Inc.	1,162,300	19,653,808
Toho Co. Ltd./Tokyo	580,800	17,861,099

		113,641,624
Metals & Mining — 1.2%
Hitachi Metals Ltd.	968,000	11,209,018
JFE Holdings Inc.	2,323,250	50,944,514
Kobe Steel Ltd.	1,554,400	13,036,858
Maruichi Steel Tube Ltd.	240,500	7,385,151
Mitsubishi Materials Corp.	580,800	15,739,766
Nippon Steel & Sumitomo Metal Corp.	3,678,870	74,167,957
Sumitomo Metal Mining Co. Ltd.	1,161,600	37,607,828

		210,091,092
Multiline Retail — 0.8%
Don Quijote Holdings Co. Ltd.	580,800	28,284,439
Isetan Mitsukoshi Holdings Ltd.	1,548,860	17,544,015
J Front Retailing Co. Ltd.	1,161,600	16,551,635
Marui Group Co. Ltd.	968,000	21,431,573
Ryohin Keikaku Co. Ltd.	123,100	36,635,253
Takashimaya Co. Ltd.	761,000	12,312,161

		132,759,076
Oil, Gas & Consumable Fuels — 1.3%
Idemitsu Kosan Co. Ltd.	580,800	29,384,389
Inpex Corp.	5,047,200	55,303,675
JXTG Holdings Inc.	15,916,095	112,303,312
Showa Shell Sekiyu KK	968,000	19,563,404

		216,554,780
Paper & Forest Products — 0.2%
Oji Holdings Corp.	3,872,000	26,573,405

Personal Products — 2.2%
Kao Corp.	2,363,500	183,840,803
Kobayashi Pharmaceutical Co. Ltd.	200,400	14,422,077
Kose Corp.	145,400	26,881,003
Pola Orbis Holdings Inc.	406,600	14,374,099
Shiseido Co. Ltd.	1,807,000	127,501,177

		367,019,159
Pharmaceuticals — 5.5%
Astellas Pharma Inc.	9,276,850	157,451,699
Chugai Pharmaceutical Co. Ltd.	1,161,600	67,463,624
Daiichi Sankyo Co. Ltd.	2,710,869	106,053,566
Eisai Co. Ltd.	1,235,300	112,072,129
Hisamitsu Pharmaceutical Co. Inc.	254,200	18,614,817
Kyowa Hakko Kirin Co. Ltd.	1,161,600	20,637,165
Mitsubishi Tanabe Pharma Corp.	1,161,600	19,411,506
Ono Pharmaceutical Co. Ltd.	1,751,300	46,118,014
Otsuka Holdings Co. Ltd.	1,936,000	90,981,612
Santen Pharmaceutical Co. Ltd.	1,742,400	26,901,644
Shionogi & Co. Ltd.	1,397,000	81,336,808
Sumitomo Dainippon Pharma Co. Ltd.	774,400	16,516,716
Taisho Pharmaceutical Holdings Co. Ltd.	193,600	21,021,274
Takeda Pharmaceutical Co. Ltd.	3,484,800	146,230,549

		930,811,123

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued)	iShares® MSCI Japan ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.1%
Persol Holdings Co. Ltd.	774,400	$17,354,773
Recruit Holdings Co. Ltd.	5,427,600	165,786,907

		183,141,680
Real Estate Management & Development — 2.7%
Aeon Mall Co. Ltd.	580,800	9,737,180
Daito Trust Construction Co. Ltd.	387,200	58,140,235
Daiwa House Industry Co. Ltd.	2,710,400	82,838,487
Hulic Co. Ltd.	1,355,200	12,857,198
Mitsubishi Estate Co. Ltd.	5,808,000	96,612,310
Mitsui Fudosan Co. Ltd.	4,259,200	97,736,704
Nomura Real Estate Holdings Inc.	580,800	12,618,003
Sumitomo Realty & Development Co. Ltd.	1,936,000	67,219,191
Tokyo Tatemono Co. Ltd.	968,000	11,889,940
Tokyu Fudosan Holdings Corp.	2,323,200	15,860,237

		465,509,485
Road & Rail — 3.8%
Central Japan Railway Co.	696,100	140,086,319
East Japan Railway Co.	1,548,800	140,444,461
Hankyu Hanshin Holdings Inc.	1,161,600	41,536,222
Keikyu Corp.	1,161,600	20,134,330
Keio Corp.	580,800	28,860,603
Keisei Electric Railway Co. Ltd.	603,100	20,287,352
Kintetsu Group Holdings Co. Ltd.	841,900	33,103,522
Kyushu Railway Co.	774,400	23,325,932
Nagoya Railroad Co. Ltd.	894,400	20,447,346
Nippon Express Co. Ltd.	387,200	24,303,666
Odakyu Electric Railway Co. Ltd.	1,355,200	29,368,676
Tobu Railway Co. Ltd.	968,000	27,062,272
Tokyu Corp.	2,348,000	38,792,767
West Japan Railway Co.	774,400	52,071,303

		639,824,771
Semiconductors & Semiconductor Equipment — 1.5%
Disco Corp.	144,500	25,906,660
Renesas Electronics Corp.(b)	4,065,600	30,798,611
Rohm Co. Ltd.	433,300	39,193,750
Sumco Corp.	1,161,600	20,783,825
Tokyo Electron Ltd.	774,452	131,828,304

		248,511,150
Software — 1.9%
Konami Holdings Corp.	440,100	18,475,587
LINE Corp.(a)(b)	394,900	18,234,098
Nexon Co. Ltd.(b)	2,129,600	26,772,444
Nintendo Co. Ltd.	559,500	202,638,049
Oracle Corp. Japan	193,600	16,289,742
Trend Micro Inc./Japan	580,800	36,665,013

		319,074,933
Specialty Retail — 1.6%
ABC-Mart Inc.	193,600	10,580,475
Fast Retailing Co. Ltd.	288,100	134,612,085
Hikari Tsushin Inc.	93,100	17,640,177
Nitori Holdings Co. Ltd.	387,200	58,908,455
Shimamura Co. Ltd.	108,100	10,012,057
USS Co. Ltd.	1,161,600	21,946,629
Yamada Denki Co. Ltd.(a)	3,097,600	15,392,322

		269,092,200
Technology Hardware, Storage & Peripherals — 2.2%
Brother Industries Ltd.	1,161,600	23,905,589

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Canon Inc.	4,889,350	$157,106,498
FUJIFILM Holdings Corp.	1,936,000	82,042,332
Konica Minolta Inc.	2,129,600	21,721,401
NEC Corp.	1,394,400	38,605,835
Ricoh Co. Ltd.	3,291,200	34,578,600
Seiko Epson Corp.	1,355,200	23,233,397

		381,193,652
Textiles, Apparel & Luxury Goods — 0.1%
Asics Corp.	774,400	11,607,096

Tobacco — 0.8%
Japan Tobacco Inc.	5,420,800	142,846,892

Trading Companies & Distributors — 3.7%
ITOCHU Corp.	6,969,600	122,157,349
Marubeni Corp.	7,744,000	63,664,431
Mitsubishi Corp.	6,582,400	188,238,178
Mitsui & Co. Ltd.	8,131,200	135,843,874
Sumitomo Corp.	5,420,800	88,167,135
Toyota Tsusho Corp.	968,000	33,085,810

		631,156,777
Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd.	193,600	8,686,116
Kamigumi Co. Ltd.	580,800	11,816,610

		20,502,726
Wireless Telecommunication Services — 4.6%
KDDI Corp.	8,525,200	226,113,660
NTT DOCOMO Inc.	6,582,400	171,260,531
SoftBank Group Corp.	4,065,600	377,649,637

		775,023,828

Total Common Stocks — 99.7% (Cost: $16,832,085,121)		16,929,970,993

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency
Shares, 2.15%(c)(d)(e)	71,651,613	71,673,108
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	6,517,877	6,517,877

		78,190,985

Total Short-Term Investments — 0.5% (Cost: $78,173,150)		78,190,985

Total Investments in Securities — 100.2% (Cost: $16,910,258,271)		17,008,161,978

Other Assets, Less Liabilities — (0.2)%		(35,123,714)

Net Assets — 100.0%		$16,973,038,264

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Japan ETF
August 31, 2018

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	40,539,970	31,111,643	71,651,613	$71,673,108	$4,153,292	(b)	$(5,447)	$11,023
BlackRock Cash Funds: Treasury, SL Agency Shares	5,281,032	1,236,845	6,517,877	6,517,877	135,701		—	—

				$78,190,985	$4,288,993		$(5,447)	$11,023

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	255	09/13/18	$39,865	$(472,542)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$472,542

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$15,743,260

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,114,774)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$99,423,501

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued)	iShares® MSCI Japan ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$16,929,970,993	$—	$—	$16,929,970,993
Money Market Funds	78,190,985	—	—	78,190,985

	$17,008,161,978	$—	$—	$17,008,161,978

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(472,542)	$—	$—	$(472,542)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	iShares® MSCI Mexico ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.6%
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	5,031,400	$3,673,457
Grupo Aeromexico SAB de CV(a)(b)	2,375,843	3,337,525

		7,010,982
Auto Components — 0.2%
Rassini SAB de CV	667,799	2,546,790

Banks — 15.0%
Banco del Bajio SA(c)	4,866,130	11,325,163
Banco Santander Mexico SA Institucion de Banca
Multiple Grupo Financiero Santand, Class B(b)	12,896,772	20,396,872
Grupo Financiero Banorte SAB de CV, Series O	15,702,461	107,467,067
Grupo Financiero Inbursa SAB de CV, Series O(b)	15,976,092	25,367,232
Regional SAB de CV	1,777,900	10,907,949

		175,464,283
Beverages — 12.5%
Arca Continental SAB de CV(b)	3,031,229	18,637,132
Coca-Cola Femsa SAB de CV, Series L, NVS	2,447,247	14,709,976
Fomento Economico Mexicano SAB de CV	11,788,610	112,648,568

		145,995,676
Capital Markets — 0.6%
Bolsa Mexicana de Valores SAB de CV	3,424,387	6,914,860

Chemicals — 2.1%
Mexichem SAB de CV	7,302,079	24,704,976

Construction Materials — 4.6%
Cemex SAB de CV, CPO(a)	73,848,892	52,256,767
Grupo Cementos de Chihuahua SAB de CV	186,800	1,219,932

		53,476,699
Consumer Finance — 1.2%
Credito Real SAB de CV SOFOM ER	2,192,874	2,816,714
Gentera SAB de CV(b)	7,431,158	7,528,126
Unifin Financiera SAB de CV SOFOM ENR(b)	1,290,148	3,288,712

		13,633,552
Diversified Telecommunication Services — 0.9%
Axtel SAB de CV, CPO(a)(b)	11,230,677	2,243,727
Telesites SAB de CV(a)(b)	10,830,329	8,434,068

		10,677,795
Equity Real Estate Investment Trusts (REITs) — 5.0%
Concentradora Fibra Danhos SA de CV	2,418,900	3,997,659
Concentradora Fibra Hotelera Mexicana SA de CV(c)	8,051,390	5,090,939
Fibra Uno Administracion SA de CV	20,437,300	26,785,845
Macquarie Mexico Real Estate Management SA de CV	6,604,600	7,281,450
PLA Administradora Industrial S. de RL de CV	6,265,300	9,410,811
Prologis Property Mexico SA de CV	3,202,000	6,303,354

		58,870,058
Food & Staples Retailing — 8.5%
Grupo Comercial Chedraui SA de CV	2,897,000	6,869,589
La Comer SAB de CV(a)(b)	4,734,255	5,249,142
Wal-Mart de Mexico SAB de CV	31,356,033	86,735,210

		98,853,941
Food Products — 4.7%
Gruma SAB de CV, Series B	1,539,560	19,489,579
Grupo Bimbo SAB de CV, Series A(b)	11,395,404	23,690,139
Grupo Herdez SAB de CV	2,172,944	4,676,481

Security	Shares	Value

Food Products (continued)
Industrias Bachoco SAB de CV, Series B(b)	1,526,800	$7,379,074

		55,235,273
Gas Utilities — 1.4%
Infraestructura Energetica Nova SAB de CV	3,493,471	16,231,791

Hotels, Restaurants & Leisure — 1.5%
Alsea SAB de CV(b)	3,719,364	13,239,189
Hoteles City Express SAB de CV(a)(b)	3,668,300	4,301,315

		17,540,504
Household Durables — 0.3%
Consorcio ARA SAB de CV	8,965,219	3,038,342

Household Products — 1.6%
Kimberly-Clark de Mexico SAB de CV, Series A	10,769,754	18,902,902

Industrial Conglomerates — 3.3%
Alfa SAB de CV, Class A	19,755,351	25,964,384
Grupo Carso SAB de CV, Series A1(b)	3,420,633	12,648,140

		38,612,524
Insurance — 0.4%
Qualitas Controladora SAB de CV(b)	1,852,300	4,639,348

Machinery — 0.2%
Grupo Rotoplas SAB de CV(a)	1,819,800	2,258,511

Media — 4.5%
Grupo Televisa SAB, CPO	14,012,848	50,524,084
TV Azteca SAB de CV, CPO(b)	15,029,939	1,807,947

		52,332,031
Metals & Mining — 6.4%
Grupo Mexico SAB de CV, Series B	18,090,386	53,001,931
Industrias CH SAB de CV, Series B(a)(b)	1,265,083	4,944,413
Industrias Penoles SAB de CV	982,469	16,686,122

		74,632,466
Mortgage Real Estate Investment — 0.2%
Concentradora Hipotecaria SAPI de CV(b)	3,057,575	2,825,624

Multiline Retail — 0.8%
El Puerto de Liverpool SAB de CV, Series C1, NVS(b)	1,395,265	9,815,491

Pharmaceuticals — 0.5%
Genomma Lab Internacional SAB de CV, Class B(a)(b)	6,561,993	5,676,387

Real Estate Management & Development — 0.8%
Corp Inmobiliaria Vesta SAB de CV	4,473,249	6,347,075
Grupo GICSA SA de CV(a)(b)	5,369,266	2,513,267

		8,860,342
Transportation Infrastructure — 7.1%
Grupo Aeroportuario del Centro Norte SAB de CV	1,984,192	13,077,476
Grupo Aeroportuario del Pacifico SAB de CV, Series B	2,491,449	25,700,866
Grupo Aeroportuario del Sureste SAB de CV, Series B	1,433,689	26,837,476
Promotora y Operadora de Infraestructura SAB de CV	1,645,915	17,426,272

		83,042,090
Wireless Telecommunication Services — 14.9%
America Movil SAB de CV, Series L, NVS	208,140,424	174,715,818

Total Common Stocks — 99.8% (Cost: $1,506,301,828)		1,166,509,056

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued)	iShares® MSCI Mexico ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	16,322,257	$16,327,153
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	734,154	734,154

		17,061,307

Total Short-Term Investments — 1.5% (Cost: $17,056,434)		17,061,307

Total Investments in Securities — 101.3% (Cost: $1,523,358,262)		1,183,570,363

Other Assets, Less Liabilities — (1.3)%		(14,640,110)

Net Assets — 100.0%		$1,168,930,253

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	27,657,667	(11,335,410)	16,322,257	$16,327,153	$415,795	(b)	$2,930	$(1,598)
BlackRock Cash Funds: Treasury, SL Agency Shares	431,254	302,900	734,154	734,154	13,135		—	—

				$17,061,307	$428,930		$2,930	$(1,598)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MEX BOLSA Index	95	09/21/18	$2,465	$(9,345)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$9,345

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Mexico ETF
August 31, 2018

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$69,292

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(9,345)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,311,770

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,166,509,056	$—	$—	$1,166,509,056
Money Market Funds	17,061,307	—	—	17,061,307

	$1,183,570,363	$—	$—	$1,183,570,363

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(9,345)	$—	$—	$(9,345)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments	iShares® MSCI South Korea ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks
Aerospace & Defense — 0.4%
Korea Aerospace Industries Ltd.(a)(b)	454,118	$17,032,230

Air Freight & Logistics — 0.3%
Hyundai Glovis Co. Ltd.	120,649	13,114,611

Airlines — 0.2%
Korean Air Lines Co. Ltd.	348,280	8,776,224

Auto Components — 2.7%
Hankook Tire Co. Ltd.	450,209	18,867,403
Hanon Systems(b)	1,248,811	13,462,455
Hyundai Mobis Co. Ltd.	363,674	73,182,389

		105,512,247
Automobiles — 3.4%
Hyundai Motor Co.	814,289	91,439,721
Kia Motors Corp.	1,450,966	41,776,454

		133,216,175
Banks — 8.4%
BNK Financial Group Inc.	1,659,473	12,433,189
DGB Financial Group Inc.	1,176,724	10,835,396
Hana Financial Group Inc.	1,589,618	60,977,127
Industrial Bank of Korea	1,492,526	19,978,114
KB Financial Group Inc.	2,094,741	97,289,772
Shinhan Financial Group Co. Ltd.	2,258,679	88,468,225
Woori Bank	2,617,785	38,332,565

		328,314,388
Biotechnology — 4.0%
Celltrion Inc.(a)(b)	427,359	103,658,024
Medy-Tox Inc.	25,977	15,630,773
SillaJen Inc.(a)(b)	305,235	20,949,516
ViroMed Co. Ltd.(a)(b)	82,153	17,498,519

		157,736,832
Building Products — 0.3%
KCC Corp.	39,317	11,461,498

Capital Markets — 1.5%
Korea Investment Holdings Co. Ltd.	248,973	15,947,334
Mirae Asset Daewoo Co. Ltd.	2,391,572	17,660,443
NH Investment & Securities Co. Ltd.	932,518	11,267,455
Samsung Securities Co. Ltd.	411,575	11,961,057

		56,836,289
Chemicals — 3.7%
Hanwha Chemical Corp.	673,780	12,257,149
Kumho Petrochemical Co. Ltd.(b)	121,909	11,170,748
LG Chem Ltd.	244,299	80,324,695
Lotte Chemical Corp.	96,549	27,408,241
OCI Co. Ltd.(b)	114,934	11,925,506

		143,086,339
Commercial Services & Supplies — 0.4%
KEPCO Plant Service & Engineering Co. Ltd.	196,946	6,440,133
S-1 Corp.	120,636	9,287,612

		15,727,745
Construction & Engineering — 2.2%
Daelim Industrial Co. Ltd.	182,184	13,404,186
Daewoo Engineering & Construction Co. Ltd.(a)	1,392,591	6,555,430
GS Engineering & Construction Corp.	325,018	13,985,862
HDC Hyundai Development Co-Engineering & Construction, Class E(a)	227,311	11,415,070

Security	Shares	Value

Construction & Engineering (continued)
Hyundai Engineering & Construction Co. Ltd.	450,965	$24,307,506
Samsung Engineering Co. Ltd.(a)	982,696	14,875,288

		84,543,342
Consumer Finance — 0.2%
Samsung Card Co. Ltd.	232,217	7,353,591

Diversified Telecommunication Services — 0.3%
KT Corp.	205,716	5,340,873
LG Uplus Corp.	447,872	6,316,840

		11,657,713
Electric Utilities — 1.0%
Korea Electric Power Corp.	1,406,211	38,529,790

Electrical Equipment — 0.2%
Doosan Heavy Industries & Construction Co. Ltd.(a)(b)	507,839	6,455,484

Electronic Equipment, Instruments & Components — 3.7%
LG Display Co. Ltd.(b)	1,338,729	25,556,296
LG Innotek Co. Ltd.(b)	95,516	12,313,296
Samsung Electro-Mechanics Co. Ltd.(b)	307,955	44,540,947
Samsung SDI Co. Ltd.(b)	295,770	62,706,482

		145,117,021
Food & Staples Retailing — 1.2%
BGF retail Co. Ltd.	56,033	8,632,852
Dongsuh Cos. Inc.(b)	299,783	6,099,883
E-MART Inc.	119,498	23,026,835
GS Retail Co. Ltd.(b)	212,969	7,117,142

		44,876,712
Food Products — 0.9%
CJ CheilJedang Corp.(b)	51,432	15,824,875
Orion Corp./Republic of Korea	131,943	12,682,838
Ottogi Corp.(b)	9,848	6,414,050

		34,921,763
Gas Utilities — 0.2%
Korea Gas Corp.(a)	193,169	9,127,871

Health Care Providers & Services — 0.4%
Celltrion Healthcare Co. Ltd.(a)(b)	204,545	16,611,300

Hotels, Restaurants & Leisure — 0.5%
Kangwon Land Inc.	717,266	18,654,135

Household Durables — 1.8%
Coway Co. Ltd.	285,354	23,430,225
Hanssem Co. Ltd.(b)	83,691	6,202,675
LG Electronics Inc.	583,397	40,250,541

		69,883,441
Industrial Conglomerates — 3.8%
CJ Corp.	96,207	11,408,457
Hanwha Corp.	309,566	8,857,456
LG Corp.	530,218	34,057,034
Lotte Corp.(a)	205,165	8,883,756
Samsung C&T Corp.	415,538	45,915,801
SK Holdings Co. Ltd.	174,521	41,233,457

		150,355,961
Insurance — 3.1%
DB Insurance Co. Ltd.	306,119	17,600,158
Hanwha Life Insurance Co. Ltd.	2,129,118	9,276,578
Hyundai Marine & Fire Insurance Co. Ltd.	407,541	13,619,481
ING Life Insurance Korea Ltd.(b)(c)	241,976	7,564,807

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI South Korea ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
Samsung Fire & Marine Insurance Co. Ltd.	169,700	$40,399,317
Samsung Life Insurance Co. Ltd.	389,673	32,380,858

		120,841,199
Internet & Direct Marketing Retail — 0.1%
CJ ENM Co. Ltd.	17,079	3,866,422

Internet Software & Services — 3.4%
Kakao Corp.(b)	286,603	32,183,780
NAVER Corp.	147,917	99,926,860

		132,110,640
IT Services — 1.1%
Samsung SDS Co. Ltd.(b)	194,113	42,287,565

Leisure Products — 0.4%
HLB Inc.(a)(b)	183,543	17,148,158

Life Sciences Tools & Services — 1.0%
Samsung Biologics Co. Ltd.(a)(b)(c)	91,976	38,256,199

Machinery — 1.7%
Doosan Bobcat Inc.	278,241	8,898,513
Hyundai Heavy Industries Co. Ltd.(a)(b)	216,037	22,901,106
Hyundai Heavy Industries Holdings Co. Ltd.(a)	58,590	19,869,492
Samsung Heavy Industries Co. Ltd.(a)(b)	2,420,538	15,395,417

		67,064,528
Marine — 0.2%
Pan Ocean Co. Ltd.(a)(b)	1,882,564	8,726,614

Media — 0.2%
Cheil Worldwide Inc.	512,641	8,888,266

Metals & Mining — 4.1%
Hyundai Steel Co.	467,625	22,390,884
Korea Zinc Co. Ltd.	51,168	18,639,558
POSCO	409,552	120,126,423

		161,156,865
Multiline Retail — 0.9%
Hyundai Department Store Co. Ltd.	100,446	8,987,487
Lotte Shopping Co. Ltd.(b)	73,216	11,839,267
Shinsegae Inc.(b)	45,912	13,384,040

		34,210,794
Oil, Gas & Consumable Fuels — 2.6%
GS Holdings Corp.	317,691	15,154,644
SK Innovation Co. Ltd.	347,263	60,209,100
S-Oil Corp.	259,477	27,855,636

		103,219,380
Personal Products — 2.9%
Amorepacific Corp.(b)	174,878	41,317,804
AMOREPACIFIC Group	173,520	15,027,021
LG Household & Health Care Ltd.	50,146	56,986,651

		113,331,476
Pharmaceuticals — 1.2%
Celltrion Pharm Inc.(a)(b)	113,990	8,202,487
Hanmi Pharm Co. Ltd.	39,191	17,515,629
Hanmi Science Co. Ltd.(b)	110,485	8,625,205
Yuhan Corp.	58,235	12,503,405

		46,846,726
Road & Rail — 0.2%
CJ Logistics Corp.(a)(b)	60,201	8,328,576

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 5.8%
SK Hynix Inc.	3,019,052	$225,110,107

Software — 1.5%
NCSoft Corp.	98,412	34,258,321
Netmarble Corp.(b)(c)	151,031	15,806,595
Pearl Abyss Corp.(a)(b)	42,754	9,794,071

		59,858,987
Specialty Retail — 0.5%
Hotel Shilla Co. Ltd.(b)	186,174	18,062,967

Technology Hardware, Storage & Peripherals — 23.1%
Samsung Electronics Co. Ltd.	20,760,589	903,607,364

Tobacco — 1.5%
KT&G Corp.	628,286	57,006,590

Trading Companies & Distributors — 0.2%
Posco Daewoo Corp.	397,717	6,520,537

Wireless Telecommunication Services — 0.7%
SK Telecom Co. Ltd.	116,494	27,471,298

Total Common Stocks — 98.1% (Cost: $1,805,088,410)		3,832,823,960

Preferred Stocks
Automobiles — 0.7%
Hyundai Motor Co.
Preference Shares, NVS	159,777	11,238,862
Series 2, Preference Shares, NVS(b)	227,032	17,458,509

		28,697,371
Chemicals — 0.3%
LG Chem Ltd., Preference Shares, NVS	54,901	9,864,079

Personal Products — 0.5%
Amorepacific Corp., Preference Shares, NVS	67,033	8,701,674
LG Household & Health Care Ltd., Preference Shares, NVS	14,915	10,035,786

		18,737,460

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	104,819	3,738,323

Total Preferred Stocks — 1.6% (Cost: $39,879,947)		61,037,233

Short-Term Investments

Money Market Funds — 7.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	289,663,819	289,750,718

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued)	iShares® MSCI South Korea ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	3,563,166	$3,563,166

		293,313,884

Total Short-Term Investments — 7.5% (Cost: $293,253,757)		293,313,884

Total Investments in Securities — 107.2% (Cost: $2,138,222,114)		4,187,175,077

Other Assets, Less Liabilities — (7.2)%		(280,284,163)

Net Assets — 100.0%		$3,906,890,914

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	140,876,705	148,787,114	289,663,819	$289,750,718	$6,437,040	(b)	$(23,526)	$40,286
BlackRock Cash Funds: Treasury, SL Agency Shares	4,974,415	(1,411,249)	3,563,166	3,563,166	130,272		—	—

				$293,313,884	$6,567,312		$(23,526)	$40,286

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
KOSPI 200 Index	157	09/13/18	$10,562	$7,973

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$7,973

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI South Korea ETF
August 31, 2018

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(3,128,548)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,973

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,979,014

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,832,823,960	$—	$—	$3,832,823,960
Preferred Stocks	61,037,233	—	—	61,037,233
Money Market Funds	293,313,884	—	—	293,313,884

	$4,187,175,077	$—	$—	$4,187,175,077

Derivative financial instruments(a)
Assets
Futures Contracts	$7,973	$—	$—	$7,973

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Statements of Assets and Liabilities

August 31, 2018

	iShares
	MSCI Australia	iShares	iShares	iShares
	ETF	MSCI Canada ETF	MSCI Japan ETF	MSCI Mexico ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,347,217,717	$2,980,093,751	$16,929,970,993	$1,166,509,056
Affiliated(c)	5,442,607	14,171,391	78,190,985	17,061,307
Cash	—	—	—	442,164
Cash pledged:
Futures contracts(d)	685,594	669,504	754,187	257,315
Foreign currency, at value(e)	3,884,133	11,770,658	5,869,561	3,144,619
Receivables:
Investments sold	2,276,692	—	44,790,123	3,883,328
Securities lending income — Affiliated	2,599	6,912	602,029	32,156
Dividends	11,223,506	5,597,221	22,331,172	404,281
Tax reclaims	—	—	241,886	—

Total assets	1,370,732,848	3,012,309,437	17,082,750,936	1,191,734,226

LIABILITIES
Collateral on securities loaned, at value	5,084,295	13,332,823	71,659,131	16,321,438
Payables:
Investments purchased	2,218,242	3,014,020	30,918,525	5,809,121
Variation margin on futures contracts	82,259	112,450	92,697	21,099
Capital shares redeemed	—	—	9	170,274
Investment advisory fees	577,888	1,223,182	7,042,310	482,041

Total liabilities	7,962,684	17,682,475	109,712,672	22,803,973

NET ASSETS	$1,362,770,164	$2,994,626,962	$16,973,038,264	$1,168,930,253

NET ASSETS CONSIST OF:
Paid-in capital	$1,786,928,755	$3,877,178,852	$17,966,702,449	$1,811,989,958
Undistributed (distributions in excess of) net investment income	5,589,658	4,969,296	(13,175,500)	5,242,328
Accumulated net realized loss	(218,964,301)	(471,865,231)	(1,077,908,580)	(308,264,293)
Net unrealized appreciation (depreciation)	(210,783,948)	(415,655,955)	97,419,895	(340,037,740)

NET ASSETS	$1,362,770,164	$2,994,626,962	$16,973,038,264	$1,168,930,253

Shares outstanding	60,400,000	104,000,000	290,400,000	23,200,000

Net asset value	$22.56	$28.79	$58.45	$50.38

Shares authorized	627.8 million	340.2 million	2.5246 billion	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$4,661,663	$12,866,566	$56,815,489	$15,478,727
(b) Investments, at cost — Unaffiliated	$1,558,094,211	$3,395,784,024	$16,832,085,121	$1,506,301,828
(c) Investments, at cost — Affiliated	$5,441,463	$14,169,987	$78,173,150	$17,056,434
(d) Cash collateral pledged, at cost	$695,634	$660,925	$748,453	$262,718
(e) Foreign currency, at cost	$3,901,751	$11,776,314	$5,855,248	$3,186,359

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

August 31, 2018

iShares MSCI South Korea ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,893,861,193
Affiliated(c)	293,313,884
Cash pledged:
Futures contracts(d)	5,218,717
Receivables:
Investments sold	11,398,843
Securities lending income — Affiliated	808,729
Variation margin on futures contracts	8,324
Dividends	229,594

Total assets	4,204,839,284

LIABILITIES
Foreign bank overdraft	14,050
Collateral on securities loaned, at value	289,709,408
Payables:
Investments purchased	6,322,592
Investment advisory fees	1,902,320

Total liabilities	297,948,370

NET ASSETS	$3,906,890,914

NET ASSETS CONSIST OF:
Paid-in capital	$2,808,497,993
Distributions in excess of net investment income	(104,898,504)
Accumulated net realized loss	(845,475,942)
Net unrealized appreciation	2,048,767,367

NET ASSETS	$3,906,890,914

Shares outstanding	57,750,000

Net asset value	$67.65

Shares authorized	200 million

Par value	$0.001

(a) Securities loaned, at value	$274,029,117
(b) Investments, at cost — Unaffiliated	$1,844,968,357
(c) Investments, at cost — Affiliated	$293,253,757
(d) Cash collateral pledged, at cost	$5,400,455

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Operations

Year Ended August 31, 2018

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$72,894,282	$86,786,854	$410,871,925	$27,054,603
Dividends — Affiliated	18,406	23,946	135,701	13,135
Interest — Unaffiliated	564	2,525	—	6,942
Securities lending income — Affiliated — net	63,122	56,748	4,153,292	415,795
Foreign taxes withheld	(918,797)	(13,005,689)	(41,091,459)	(1,299,918)
Other foreign taxes	—	—	—	(104,632)

Total investment income	72,057,577	73,864,384	374,069,459	26,085,925

EXPENSES
Investment advisory fees	7,725,026	14,137,084	91,569,049	5,288,772
Proxy fees	210	339	1,749	144

Total expenses	7,725,236	14,137,423	91,570,798	5,288,916

Net investment income	64,332,341	59,726,961	282,498,661	20,797,009

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(12,086,447)	(50,516,549)	(178,511,706)	(55,451,920)
Investments — Affiliated	(1,454)	(997)	(5,447)	2,930
In-kind redemptions — Unaffiliated	62,810,686	186,357,426	1,111,588,236	(18,210,664)
Futures contracts	305,608	974,424	15,743,260	69,292
Foreign currency transactions	(1,016,602)	(623,016)	(7,166,609)	(209,651)

Net realized gain (loss)	50,011,791	136,191,288	941,647,734	(73,800,013)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(43,247,505)	(30,867,682)	61,878,904	(90,582,464)
Investments — Affiliated	824	(1,282)	11,023	(1,598)
Futures contracts	261,088	(35,374)	(1,114,774)	(9,345)
Foreign currency translations	(308,933)	21,539	(147,375)	(76,873)

Net change in unrealized appreciation (depreciation)	(43,294,526)	(30,882,799)	60,627,778	(90,670,280)

Net realized and unrealized gain (loss)	6,717,265	105,308,489	1,002,275,512	(164,470,293)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71,049,606	$165,035,450	$1,284,774,173	$(143,673,284)

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended August 31, 2018

iShares MSCI South Korea ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$83,246,355
Dividends — Affiliated	130,272
Interest — Unaffiliated	262
Securities lending income — Affiliated — net	6,437,040
Foreign taxes withheld	(12,863,179)
Other foreign taxes	(871)

Total investment income	76,949,879

EXPENSES
Investment advisory fees	23,961,232
Proxy fees	351

Total expenses	23,961,583

Net investment income	52,988,296

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	40,334,402
Investments — Affiliated	(23,526)
Futures contracts	(3,128,548)
Foreign currency transactions	218,190

Net realized gain	37,400,518

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(22,854,078)
Investments — Affiliated	40,286
Futures contracts	7,973
Foreign currency translations	(196,958)

Net change in unrealized appreciation (depreciation)	(23,002,777)

Net realized and unrealized gain	14,397,741

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,386,037

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets

	iShares MSCI Australia ETF		iShares MSCI Canada ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$64,332,341	$70,264,196	$59,726,961	$62,223,555
Net realized gain	50,011,791	78,995,511	136,191,288	139,294,992
Net change in unrealized appreciation (depreciation)	(43,294,526)	127,209,450	(30,882,799)	156,684,789

Net increase in net assets resulting from operations	71,049,606	276,469,157	165,035,450	358,203,336

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(70,243,817)	(83,656,742)	(62,114,985)	(60,198,481)

Decrease in net assets resulting from distributions to shareholders	(70,243,817)	(83,656,742)	(62,114,985)	(60,198,481)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(403,947,951)	(95,602,420)	(236,213,205)	(267,878,744)

NET ASSETS
Total increase (decrease) in net assets	(403,142,162)	97,209,995	(133,292,740)	30,126,111
Beginning of year	1,765,912,326	1,668,702,331	3,127,919,702	3,097,793,591

End of year	$1,362,770,164	$1,765,912,326	$2,994,626,962	$3,127,919,702

Undistributed net investment income included in net assets at end of year	$5,589,658	$6,908,701	$4,969,296	$7,575,046

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Japan ETF		iShares MSCI Mexico ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$282,498,661	$227,669,417	$20,797,009	$25,577,881
Net realized gain (loss)	941,647,734	455,582,391	(73,800,013)	(7,878,835)
Net change in unrealized appreciation (depreciation)	60,627,778	1,310,254,903	(90,670,280)	189,275,345

Net increase (decrease) in net assets resulting from operations	1,284,774,173	1,993,506,711	(143,673,284)	206,974,391

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(279,038,333)	(288,645,468)	(22,542,336)	(21,098,710)

Decrease in net assets resulting from distributions to shareholders	(279,038,333)	(288,645,468)	(22,542,336)	(21,098,710)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(50,386,475)	297,647,992	14,504,278	(182,752,096)

NET ASSETS
Total increase (decrease) in net assets	955,349,365	2,002,509,235	(151,711,342)	3,123,585
Beginning of year	16,017,688,899	14,015,179,664	1,320,641,595	1,317,518,010

End of year	$16,973,038,264	$16,017,688,899	$1,168,930,253	$1,320,641,595

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(13,175,500)	$(26,048,656)	$5,242,328	$7,154,017

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets (continued)

	iShares MSCI South Korea ETF
	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$52,988,296	$35,160,671
Net realized gain	37,400,518	166,328,669
Net change in unrealized appreciation (depreciation)	(23,002,777)	392,652,094

Net increase in net assets resulting from operations	67,386,037	594,141,434

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(118,169,941)	(34,948,193)

Decrease in net assets resulting from distributions to shareholders	(118,169,941)	(34,948,193)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	173,037,055	(227,525,666)

NET ASSETS
Total increase in net assets	122,253,151	331,667,575
Beginning of year	3,784,637,763	3,452,970,188

End of year	$3,906,890,914	$3,784,637,763

Distributions in excess of net investment income included in net assets at end of year	$(104,898,504)	$(81,351,030)

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$22.58	$20.30	$18.66	$27.15	$23.61

Net investment income(a)	0.90	0.84	0.84	1.23	1.10
Net realized and unrealized gain (loss)(b)	0.07	2.45	1.59	(8.49)	3.43

Net increase (decrease) from investment operations	0.97	3.29	2.43	(7.26)	4.53

Distributions(c)
From net investment income	(0.99)	(1.01)	(0.79)	(1.23)	(0.99)

Total distributions	(0.99)	(1.01)	(0.79)	(1.23)	(0.99)

Net asset value, end of year	$22.56	$22.58	$20.30	$18.66	$27.15

Total Return
Based on net asset value	4.43%	16.70%	13.36%	(27.31)%	19.76%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	3.95%	3.90%	4.41%	5.37%	4.28%

Supplemental Data
Net assets, end of year (000)	$1,362,770	$1,765,912	$1,668,702	$1,228,063	$2,047,113

Portfolio turnover rate(d)	3%	4%	7%	9%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N AN C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$27.83	$25.33	$24.02	$32.93	$27.34

Net investment income(a)	0.58	0.51	0.51	0.54	0.59
Net realized and unrealized gain (loss)(b)	0.97	2.47	1.29	(8.85)	5.62

Net increase (decrease) from investment operations	1.55	2.98	1.80	(8.31)	6.21

Distributions(c)
From net investment income	(0.59)	(0.48)	(0.49)	(0.60)	(0.62)

Total distributions	(0.59)	(0.48)	(0.49)	(0.60)	(0.62)

Net asset value, end of year	$28.79	$27.83	$25.33	$24.02	$32.93

Total Return
Based on net asset value	5.61%	11.88%	7.73%	(25.48)%	23.00%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	2.01%	1.93%	2.18%	1.92%	1.97%

Supplemental Data
Net assets, end of year (000)	$2,994,627	$3,127,920	$3,097,794	$1,931,454	$3,786,906

Portfolio turnover rate(d)	3%	6%	4%	5%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)	Year Ended 08/31/14 (a)

Net asset value, beginning of year	$54.57	$49.05	$48.61	$47.32	$43.87

Net investment income(b)	0.87	0.49	0.72	0.60	0.60
Net realized and unrealized gain(c)	3.87	5.96	0.44	1.22	3.53

Net increase from investment operations	4.74	6.45	1.16	1.82	4.13

Distributions(d)
From net investment income	(0.86)	(0.93)	(0.72)	(0.53)	(0.68)

Total distributions	(0.86)	(0.93)	(0.72)	(0.53)	(0.68)

Net asset value, end of year	$58.45	$54.57	$49.05	$48.61	$47.32

Total Return
Based on net asset value	8.67%	13.31%	2.44%	3.84%	9.39%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.46%	1.45%	1.53%	1.20%	1.31%

Supplemental Data
Net assets, end of year (000)	$16,973,038	$16,017,689	$14,015,180	$19,147,802	$14,729,189

Portfolio turnover rate(e)	4%	4%	4%	2%	2%

(a)	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Mexico ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$56.68	$50.48	$52.70	$71.51	$61.93

Net investment income(a)	0.95	0.88	0.93	0.68	1.06
Net realized and unrealized gain (loss)(b)	(6.17)	6.10	(1.82)	(18.56)	9.61

Net increase (decrease) from investment operations	(5.22)	6.98	(0.89)	(17.88)	10.67

Distributions(c)
From net investment income	(1.08)	(0.78)	(1.33)	(0.93)	(1.09)

Total distributions	(1.08)	(0.78)	(1.33)	(0.93)	(1.09)

Net asset value, end of year	$50.38	$56.68	$50.48	$52.70	$71.51

Total Return
Based on net asset value	(9.02)%	14.03%	(1.68)%	(25.10)%	17.42%

Ratios to Average Net Assets
Total expenses	0.47%	0.49%	0.48%	0.48%	0.48%

Net investment income	1.87%	1.79%	1.82%	1.10%	1.61%

Supplemental Data
Net assets, end of year (000)	$1,168,930	$1,320,642	$1,317,518	$1,206,942	$3,275,152

Portfolio turnover rate(d)	7%	8%	8%	13%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Korea ETF
	Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16		Year Ended 08/31/15		Year Ended 08/31/14

Net asset value, beginning of year	$68.19		$56.89		$48.15		$66.42		$57.67

Net investment income(a)	0.94		0.64		0.56		0.46		0.25
Net realized and unrealized gain (loss)(b)	0.70		11.31		9.38		(18.07)		9.40

Net increase (decrease) from investment operations	1.64		11.95		9.94		(17.61)		9.65

Distributions(c)
From net investment income	(2.18)		(0.65)		(1.20)		(0.66)		(0.90)

Total distributions	(2.18)		(0.65)		(1.20)		(0.66)		(0.90)

Net asset value, end of year	$67.65		$68.19		$56.89		$48.15		$66.42

Total Return
Based on net asset value	2.15%		21.28%		20.92%		(26.58)%		16.83%

Ratios to Average Net Assets
Total expenses	0.59%		0.62%		0.64%		0.62%		0.62%

Net investment income	1.31%		1.05%		1.09%		0.81%		0.39%

Supplemental Data
Net assets, end of year (000)	$3,906,891		$3,784,638		$3,452,970		$3,160,954		$4,891,619

Portfolio turnover rate(d)	18	%(e)	16	%(e)	22	%(e)	24	%(e)	13	%(e)

(a) Based on average shares outstanding.

(b)   The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(e) Portfolio turnover rate excluding cash creations was as follows:	11%		6%		10%		10%		10%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements

1.     ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico(a)	Non-diversified
MSCI South Korea(b)	Non-diversified

(a)	Formerly the iShares MSCI Mexico Capped ETF.
(b)	Formerly the iShares MSCI South Korea Capped ETF.

2.     SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.     INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.     SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements   (continued)

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI Australia
Goldman Sachs & Co.	$311,045	$311,045	$—	$—
JPMorgan Securities LLC	4,236,703	4,236,703	—	—
Macquarie Bank Limited	113,915	113,915	—	—

	$4,661,663	$4,661,663	$—	$—

MSCI Canada
Credit Suisse Securities (USA) LLC	$1,019	$1,019	$—	$—
JPMorgan Securities LLC	12,865,547	12,865,547	—	—

	$12,866,566	$12,866,566	$—	$—

MSCI Japan
Barclays Capital Inc.	$1,492,403	$1,492,403	$—	$—
Citigroup Global Markets Inc.	6,860,825	6,860,825	—	—
Credit Suisse Securities (USA) LLC	1,242,759	1,242,759	—	—
Goldman Sachs & Co.	1,722,506	1,722,506	—	—
JPMorgan Securities LLC	19,378,057	19,378,057	—	—
Macquarie Bank Limited	46,174	46,174	—	—
Merrill Lynch, Pierce, Fenner & Smith	334,931	334,931	—	—
Morgan Stanley & Co. LLC	11,450,860	11,450,860	—	—
Nomura Securities International Inc.	1,624,180	1,624,180	—	—
State Street Bank & Trust Company	424,800	424,800	—	—
UBS AG	1,110,830	1,110,830	—	—
Wells Fargo Securities LLC	11,127,164	11,127,164	—	—

	$56,815,489	$56,815,489	$—	$—

MSCI Mexico
Credit Suisse Securities (USA) LLC	$109,156	$109,156	$—	$—
Deutsche Bank Securities Inc.	351,526	351,526	—	—
Goldman Sachs & Co.	7,506,087	7,506,087	—	—
JPMorgan Securities LLC	365,053	365,053	—	—
Merrill Lynch, Pierce, Fenner & Smith	623,517	623,517	—	—
Morgan Stanley & Co. LLC	5,890,240	5,890,240	—	—
UBS Securities LLC	633,148	633,148	—	—

	$15,478,727	$15,478,727	$—	$—

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
MSCI South Korea
Citigroup Global Markets Inc.	$73,007,406	$73,007,406	$—	$—
Credit Suisse Securities (USA) LLC	33,779,422	33,779,422	—	—
Goldman Sachs & Co.	76,488,011	76,488,011	—	—
HSBC Bank PLC	5,920,734	5,920,734	—	—
Jefferies LLC	586,210	586,210	—	—
JPMorgan Securities LLC	10,366,065	10,366,065	—	—
Macquarie Bank Limited	12,693,263	12,693,263	—	—
Morgan Stanley & Co. LLC	61,188,006	61,188,006	—	—

	$274,029,117	$274,029,117	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.     DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.     INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements   (continued)

For its investment advisory services to the iShares MSCI South Korea ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Australia	$16,345
MSCI Canada	19,233
MSCI Japan	901,288
MSCI Mexico	102,764
MSCI South Korea	1,566,482

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$2,592,852	$180,313
MSCI Japan	43,832,041	26,951,050
MSCI South Korea	19,574,912	4,872,193

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

7.     PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$101,629,202	$44,305,093
MSCI Canada	151,230,034	91,094,753
MSCI Japan	784,482,729	779,401,264
MSCI Mexico	87,032,433	73,593,125
MSCI South Korea	878,756,157	743,745,183

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia	$131,175,959	$593,982,121
MSCI Canada	969,375,834	1,260,389,806
MSCI Japan	5,769,607,636	5,810,186,448
MSCI Mexico	1,652,868,980	1,651,113,010

8.     INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Australia	$21,149,650	$4,592,433	$(25,742,083)
MSCI Canada	70,228,771	(217,726)	(70,011,045)
MSCI Japan	817,584,489	9,412,828	(826,997,317)
MSCI Mexico	(50,991,454)	(166,362)	51,157,816
MSCI South Korea	(226,591,665)	41,634,171	184,957,494

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Australia
Ordinary income	$70,243,817	$83,656,742

MSCI Canada
Ordinary income	$62,114,985	$60,198,481

MSCI Japan
Ordinary income	$279,038,333	$288,645,468

MSCI Mexico
Ordinary income	$22,542,336	$21,098,710

MSCI South Korea
Ordinary income	$118,169,941	$34,948,193

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements   (continued)

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
MSCI Australia	$14,908,453	$(181,281,964)	$(257,785,080)	$(424,158,591)
MSCI Canada	5,962,706	(423,454,955)	(465,059,641)	(882,551,890)
MSCI Japan	17,571,698	(908,062,500)	(103,173,383)	(993,664,185)
MSCI Mexico	5,720,202	(271,643,832)	(377,136,075)	(643,059,705)
MSCI South Korea	18,571,131	(406,596,244)	1,486,418,034	1,098,392,921

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total
MSCI Australia	$169,154,600	$12,127,364	$181,281,964
MSCI Canada	408,551,036	14,903,919	423,454,955
MSCI Japan	768,834,306	139,228,194	908,062,500
MSCI Mexico	248,780,167	22,863,665	271,643,832
MSCI South Korea	328,092,540	78,503,704	406,596,244

(a)	Must be utilized prior to losses subject to expiration.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia	$1,610,536,806	$113,902,032	$(371,598,079)	$(257,696,047)
MSCI Canada	3,459,357,697	213,388,534	(678,469,190)	(465,080,656)
MSCI Japan	17,110,851,549	1,701,909,221	(1,805,071,334)	(103,162,113)
MSCI Mexico	1,560,456,597	7,633,697	(384,529,276)	(376,895,579)
MSCI South Korea	2,700,571,447	2,125,508,146	(638,896,543)	1,486,611,603

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.     PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares		Amount
MSCI Australia
Shares sold	8,600,000	$194,963,106	29,400,000		$624,267,864
Shares redeemed	(26,400,000)	(598,911,057)	(33,400,000)		(719,870,284)

Net decrease	(17,800,000)	$(403,947,951)	(4,000,000)		$(95,602,420)

MSCI Canada
Shares sold	35,900,000	$1,032,578,219	38,600,000		$1,022,753,433
Shares redeemed	(44,300,000)	(1,268,791,424)	(48,500,000)		(1,290,632,177)

Net decrease	(8,400,000)	$(236,213,205)	(9,900,000)		$(267,878,744)

MSCI Japan
Shares sold	99,600,000	$6,015,335,010	113,100,000	(a)	$4,661,723,572
Shares redeemed	(102,750,000)	(6,065,721,485)	(105,300,000	)(a)	(4,364,075,580)

Net increase (decrease)	(3,150,000)	$(50,386,475)	7,800,000		$297,647,992

MSCI Mexico
Shares sold	33,200,000	$1,674,175,777	45,200,000		$2,161,693,065
Shares redeemed	(33,300,000)	(1,659,671,499)	(48,000,000)		(2,344,445,161)

Net increase (decrease)	(100,000)	$14,504,278	(2,800,000)		$(182,752,096)

MSCI South Korea
Shares sold	6,850,000	$492,531,534	4,750,000		$330,287,930
Shares redeemed	(4,600,000)	(319,494,479)	(9,950,000)		(557,813,596)

Net increase (decrease)	2,250,000	$173,037,055	(5,200,000)		$(227,525,666)

(a)	Share transactions reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements   (continued)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.  LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Australia ETF, iShares MSCI Canada ETF,

iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information   (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI Australia	$66,475,503
MSCI Canada	86,182,443
MSCI Japan	385,996,702
MSCI Mexico	23,393,807
MSCI South Korea	120,012,126

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Australia	$72,894,280	$918,320
MSCI Canada	86,786,853	13,002,780
MSCI Japan	410,678,068	41,088,621
MSCI Mexico	26,949,466	1,392,853
MSCI South Korea	122,780,758	12,864,050

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI Australia ETF, iShares MSCI Canada ETF and iShares MSCI Mexico ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rate as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	61

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI South Korea ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests,

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Board Review and Approval of Investment Advisory Contract  (continued)

and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	63

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Australia	$0.990614	$—	$—	$0.990614	100%	—%	—%	100%
MSCI Canada	0.536248	—	0.056849	0.593097	90	—	10	100
MSCI Japan	0.841095	—	0.018735	0.859830	98	—	2	100
MSCI South Korea	0.962801	—	1.213441	2.176242	44	—	56	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Australia ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	18	1.30
Greater than 1.0% and Less than 1.5%	52	3.76
Greater than 0.5% and Less than 1.0%	221	15.97
Greater than 0.0% and Less than 0.5%	512	37.00
At NAV	11	0.79
Less than 0.0% and Greater than –0.5%	337	24.36
Less than –0.5% and Greater than –1.0%	141	10.19
Less than –1.0% and Greater than –1.5%	55	3.97
Less than –1.5% and Greater than –2.0%	12	0.87
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	65

Supplemental Information   (unaudited) (continued)

iShares MSCI Canada ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	5	0.36
Greater than 0.5% and Less than 1.0%	39	2.82
Greater than 0.0% and Less than 0.5%	631	45.59
At NAV	30	2.17
Less than 0.0% and Greater than –0.5%	633	45.74
Less than –0.5% and Greater than –1.0%	39	2.82
Less than –1.0% and Greater than –1.5%	4	0.29

	1,384	100.00%

iShares MSCI Japan ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	42	3.03
Greater than 1.0% and Less than 1.5%	103	7.44
Greater than 0.5% and Less than 1.0%	248	17.92
Greater than 0.0% and Less than 0.5%	375	27.11
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	300	21.69
Less than –0.5% and Greater than –1.0%	161	11.63
Less than –1.0% and Greater than –1.5%	51	3.68
Less than –1.5% and Greater than –2.0%	37	2.67
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –6.0%	3	0.22

	1,384	100.00%

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

iShares MSCI Mexico ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	5	0.36%
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	19	1.37
Greater than 0.5% and Less than 1.0%	90	6.50
Greater than 0.0% and Less than 0.5%	514	37.14
At NAV	27	1.95
Less than 0.0% and Greater than –0.5%	539	38.96
Less than –0.5% and Greater than –1.0%	158	11.42
Less than –1.0% and Greater than –1.5%	20	1.45
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,384	100.00%

iShares MSCI South Korea ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	26	1.88
Greater than 1.0% and Less than 1.5%	52	3.76
Greater than 0.5% and Less than 1.0%	176	12.72
Greater than 0.0% and Less than 0.5%	345	24.94
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	361	26.09
Less than –0.5% and Greater than –1.0%	239	17.27
Less than –1.0% and Greater than –1.5%	99	7.15
Less than –1.5% and Greater than –2.0%	31	2.24
Less than –2.0% and Greater than –2.5%	19	1.37
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07

	1,384	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

S U P P L E M E N T A L I N F O R M A T I O N	67

Supplemental Information  (unaudited) (continued)

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Canada ETF in respect of BFA’s financial year ending December 31, 2017 was USD 294.45 thousand. This figure is comprised of fixed remuneration of USD 117.36 thousand and variable remuneration of USD 177.09 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Canada ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 41.19 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 7.67 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan ETF in respect of BFA’s financial year ending December 31, 2017 was USD 1.8 million. This figure is comprised of fixed remuneration of USD 718.95 thousand and variable remuneration of USD 1.08 million. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Japan ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 252.34 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 47.01 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Mexico ETF in respect of BFA’s financial year ending December 31, 2017 was USD 103.29 thousand. This figure is comprised of fixed remuneration of USD 41.17 thousand and variable remuneration of USD 62.12 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Mexico ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 14.45 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.69 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI South Korea ETF in respect of BFA’s financial year ending December 31, 2017 was USD 394.31 thousand. This figure is comprised of fixed remuneration of USD 157.17 thousand and variable remuneration of USD 237.14 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI South Korea ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 55.16 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 10.28 thousand.

68	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(a) (61)	Director (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Mark K. Wiedman(b) (47)	Director (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).

Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	69

Director and Officer Information  (continued)

Independent Directors (continued)
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers
Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Charles Park (51)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).
Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	71

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

72	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca

▶	iShares MSCI BRIC ETF | BKF | NYSE Arca

▶	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ

▶	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® Core MSCI Emerging Markets ETF

Investment Objective

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.52)%	5.03%	3.22%	(0.52)%	27.78%	20.44%
Fund Market	(0.66)	5.17	3.22	(0.66)	28.68	20.45
Index	(0.67)	5.00	3.18	(0.67)	27.63	20.20

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 900.00	$ 0.67		$ 1,000.00	$ 1,024.50	$ 0.71		0.14%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® Core MSCI Emerging Markets ETF

Portfolio Management Commentary

The Brazilian equity market detracted the most from the Index’s return for the reporting period as the Brazilian real depreciated sharply against the U.S. dollar and public debt expanded significantly. In addition, Brazil’s economy slowed during the latter half of the reporting period as a nationwide truckers’ strike disrupted transportation.

Equity markets in Turkey and South Africa also weighed on the Index’s performance. In Turkey, sharply rising inflation, a significantly weaker Turkish lira, concerns about the government’s ability to control the currency crisis, and escalating political tensions with the U.S. led to an economic slowdown and steep market losses. Stocks in South Africa declined as the economy slipped into recession late in the reporting period and the South African rand weakened.

On the upside, stocks in Taiwan contributed to the Index’s return, driven largely by technology-related stocks. Solid demand for semiconductors and electronic components boosted Taiwan’s export-driven economy.

South Korean and Indian equities also contributed to the Index’s return. South Korean stocks advanced as strong demand for exports outweighed a domestic economic slowdown. In India, robust economic growth coupled with strong corporate earnings drove gains as the country recovered from the short-term setbacks of long-term reform measures.

From a sector perspective, consumer discretionary and financials stocks were the key detractors from the Index’s performance. Within the consumer discretionary sector, retailers faced a slowdown in consumer spending, and weaker sales weighed on automotive stocks. In the financials sector, bank stocks declined despite strong profitability amid slowing loan growth, trade concerns, and changing regulatory policies.

On the upside, energy stocks contributed meaningfully to the Index’s return. Crude oil prices rose sharply during the reporting period, leading to higher revenues for energy companies. Larger energy companies increased their market share as cost, tax, and regulatory issues weighed on smaller companies. The information technology sector was another contributor to the Index’s performance as investors’ expectations for growth rose amid an ongoing shift toward e-commerce, cloud computing, and mobile devices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	26.4%
Financials	21.5
Consumer Discretionary	10.1
Materials	8.3
Energy	7.0
Consumer Staples	6.6
Industrials	6.1
Telecommunication Services	4.0
Health Care	3.9
Real Estate	3.5
Utilities	2.6

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
China	29.1%
South Korea	15.3
Taiwan	13.1
India	10.1
South Africa	6.1
Brazil	5.6
Mexico	3.1
Russia	3.1
Malaysia	2.6
Thailand	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI BRIC ETF

Investment Objective

The iShares MSCI BRIC ETF (the “Fund”) seeks to track the investment of an index composed of Chinese equities that are available to international investors, and Brazilian, Russian, and Indian equities, as represented by the MSCI BRIC Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.16)%	5.74%	1.38%	(1.16)%	32.19%	14.68%
Fund Market	(1.65)	5.87	1.37	(1.65)	32.97	14.58
Index	(0.53)	6.36	2.00	(0.53)	36.12	21.86

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 873.20	$ 3.16		$ 1,000.00	$ 1,021.80	$ 3.41		0.67%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI BRIC ETF

Portfolio Management Commentary

Stocks in Brazil were the largest detractors from the Index’s return for the reporting period as the country struggled to emerge from a lengthy recession. A nationwide truckers’ strike late in the reporting period adversely affected many areas of the Brazilian economy as transportation ground to a halt. In addition, the Brazilian real depreciated sharply against major currencies, public debt continued to expand, and concerns arose about the country’s upcoming elections as polling favored anti-reform candidates.

Chinese stocks, which represented the largest country weight in the Index on average, detracted modestly from the Index’s return. Chinese equities rose sharply for much of the reporting period, but later declined amid escalating trade tensions, a slowing economy, and a depreciating Chinese yuan.

On the positive side, Indian equities contributed to the Index’s return. Robust economic growth coupled with strong corporate earnings drove gains as the country’s stock market recovered from the short-term setbacks of long-term reform measures, including retiring older paper currency in 2016 and implementing a value-added tax in 2017. Rising construction spending and manufacturing growth helped stimulate the economy, as did generally accommodative monetary policy from the Reserve Bank of India.

Stocks in Russia also modestly contributed to the Index’s return. Energy production represents a meaningful component of the Russian economy, and rising oil prices helped the economy overcome the impact of U.S. sanctions on Russia’s nascent recovery.

From a sector perspective, financials and consumer discretionary stocks detracted the most from the Index’s return. Banks led the decline in the financials sector. Despite strong profitability, banks struggled with economic sanctions, trade concerns, and government regulatory uncertainty. In the consumer discretionary sector, retailers faced a slowdown in consumer spending, and trade-war concerns weighed on automotive stocks.

On the upside, energy stocks contributed to the Index’s return, benefiting from the rise in oil prices. The information technology sector also contributed to performance, led by software-related industries.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	26.7%
Financials	23.4
Energy	11.4
Consumer Discretionary	8.5
Materials	6.2
Consumer Staples	5.4
Industrials	4.6
Telecommunication Services	3.9
Real Estate	3.6
Health Care	3.4
Utilities	2.9

ALLOCATION BY COUNTRY

Country	Percent of Total Investments(a)
China	62.9%
India	18.8
Brazil	11.5
Russia	6.6
Other (each representing less than 1%)	0.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI Emerging Markets Asia ETF

Investment Objective

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI EM Asia Custom Capped Index (the “Index”) The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	2.22%	7.84%	5.58%	2.22%	45.85%	42.80%
Fund Market	1.56	8.00	5.52	1.56	46.91	42.32
Index(a)	2.68	8.20	5.96	2.68	48.32	46.22
MSCI Emerging Markets Asia Index	2.71	8.21	5.72	2.71	48.36	44.06
MSCI EM Asia Custom Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

(a)

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets Asia Index performance beginning on June 1, 2018 reflects the performance of the MSCI EM Asia Custom Capped Index, which, effective as of June 1, 2018, replaced the MSCI Emerging Markets Asia Index as the underlying index of the Fund.

(b)	The inception date of the MSCI EM Asia Custom Capped Index was March 27, 2018. The cumulative total return of this index for the period March 27, 2018 through August 31, 2018 was -7.19%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 926.00	$ 2.38		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Emerging Markets Asia ETF

Portfolio Management Commentary

Taiwanese equities contributed the most to the Index’s return during the reporting period. Increased foreign demand for technology and machinery supported the export-heavy economy’s growth. The manufacturing industry was also a significant contributor to Taiwan’s economic growth; manufacturing companies reported strong profit growth, led by makers of semiconductors and other electronic components.

Indian and South Korean equities also bolstered the Index’s return. In India, robust economic growth coupled with strong corporate earnings drove gains as the country recovered from the short-term setbacks of long-term reform measures, including retiring older paper currency in 2016 and implementing a value-added tax in 2017. South Korean stocks advanced as strong demand for the country’s exports outweighed a domestic economic slowdown. Thai equities also benefited from growth in exports, which continued to drive the country’s economy, along with tourism revenues and infrastructure investments.

On the downside, Indonesian equities were notable detractors from the Index’s return. Despite improving economic growth in the country, heavy sales by foreign investors weighed on the Indonesian stock market, due in part to a weakening Indonesian rupiah. Chinese stocks, which represented the largest country weight in the Index on average, detracted modestly from the Index’s return as trade tensions escalated.

From a sector perspective, information technology stocks were the primary contributor to the Index’s performance as investors’ expectations for growth rose amid an ongoing shift toward e-commerce, cloud computing, and mobile devices. Energy stocks contributed to the Index’s return as crude oil prices rose during the reporting period, leading to higher revenues for energy companies. In addition, larger energy companies increased their market share as cost, tax, and regulatory issues weighed on smaller companies. Healthcare stocks also contributed to the Index’s return as biotechnology and pharmaceuticals stocks benefited from demographic trends toward an older and wealthier middle-class population.

In contrast, the consumer discretionary sector was a notable detractor from the Index’s performance. Retailers faced a slowdown in consumer spending, and weaker sales also weighed on automotive stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	36.2%
Financials	20.2
Consumer Discretionary	8.3
Materials	5.8
Energy	5.7
Industrials	5.5
Consumer Staples	5.3
Telecommunication Services	4.0
Health Care	3.7
Real Estate	3.0
Utilities	2.3

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
China	41.1%
South Korea	19.6
Taiwan	16.2
India	12.4
Malaysia	3.4
Thailand	3.2
Indonesia	2.6
Philippines	1.4
Pakistan	0.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI Emerging Markets Small-Cap ETF

Investment Objective

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.38)%	4.30%	1.92%	(0.38)%	23.40%	14.31%
Fund Market	(1.40)	4.35	1.82	(1.40)	23.75	13.54
Index	(0.87)	4.73	2.42	(0.87)	25.97	18.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 896.30	$ 3.20		$ 1,000.00	$ 1,021.80	$ 3.41		0.67%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Emerging Markets Small-Cap ETF

Portfolio Management Commentary

The Brazilian equity market detracted the most from the Index’s return for the reporting period as the Brazilian real depreciated sharply and public debt expanded significantly. In addition, Brazil’s economy slowed during the latter half of the reporting period as a nationwide truckers’ strike ground transportation to a halt.

Equity markets in South Africa and Turkey also weighed on the Index’s return. South African stocks declined as the economy slipped into recession late in the reporting period and the South African rand weakened. Turkish stocks were negatively affected by sharply rising inflation, a significantly weaker Turkish lira, concerns about the government’s ability to control the currency crisis, and escalating political tensions with the U.S., which led to an economic slowdown and steep market losses.

On the upside, South Korean stocks contributed to the Index’s return as robust demand for exports outweighed a domestic economic slowdown. Chinese stocks, which represented the largest country weight in the Index on average, contributed modestly to the Index’s return despite escalating trade tensions. Taiwanese stocks also bolstered the Index’s return, driven largely by semiconductor-related stocks. Solid global demand for semiconductors and electronic components boosted the country’s export-driven economy.

From a sector perspective, industrials and financials stocks detracted the most from the Index’s return. In the industrials sector, widespread issues such as trade tariffs, the Brazilian truckers’ strike, and slowing growth in India weighed on capital goods and transportation stocks. The financials sector declined amid a strong U.S. dollar, increasing loan defaults, and trade concerns. The materials sector also weighed on the Index’s returns as platinum prices declined.

On the upside, healthcare stocks contributed to the Index’s return as biotechnology and pharmaceuticals stocks benefited from demographic trends toward an older and wealthier middle-class population. The information technology sector also contributed to the Index’s performance as investors’ expectations for growth rose amid an ongoing shift toward e-commerce, cloud computing, and mobile devices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	17.0%
Consumer Discretionary	15.8
Industrials	13.9
Materials	12.1
Financials	10.2
Health Care	9.1
Real Estate	7.6
Consumer Staples	7.0
Utilities	4.0
Energy	2.1
Telecommunication Services	1.2

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
Taiwan	20.0%
South Korea	19.6
India	16.0
China	12.8
South Africa	4.9
Brazil	4.7
Thailand	4.0
Malaysia	3.4
Mexico	3.3
Indonesia	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.7%
AES Tiete Energia SA, NVS	1,332,200	$3,123,481
Aliansce Shopping Centers SA	985,000	3,617,157
Alupar Investimento SA, NVS	1,571,024	5,795,870
Ambev SA	38,556,999	176,403,347
Arezzo Industria e Comercio SA	484,612	4,654,279
Atacadao Distribuicao Comercio e Industria Ltda	3,109,200	10,972,493
B2W Cia. Digital(a)	1,678,474	10,763,157
B3 SA - Brasil, Bolsa, Balcao	17,098,428	90,304,069
Banco ABC Brasil SA, NVS(a)	36,392	129,047
Banco Bradesco SA	8,558,324	52,158,811
Banco do Brasil SA	7,125,913	52,059,412
Banco Santander Brasil SA, NVS	3,404,863	28,593,544
BB Seguridade Participacoes SA	5,587,743	33,200,153
BR Malls Participacoes SA(a)	7,271,265	16,148,170
BR Properties SA	1,064,600	2,377,204
BRF SA(a)	4,429,658	21,642,440
CCR SA	10,467,187	23,779,246
Centrais Eletricas Brasileiras SA(a)	1,930,000	7,410,645
Cia. de Saneamento Basico do Estado de Sao Paulo	2,885,528	17,088,635
Cia. de Saneamento de Minas Gerais-COPASA	636,100	6,465,830
Cia. Siderurgica Nacional SA(a)	5,555,056	11,837,915
Cielo SA	10,308,018	37,778,469
Cosan SA	1,423,877	12,026,630
CVC Brasil Operadora e Agencia de Viagens SA	1,174,740	12,132,032
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,382,200	6,319,615
Duratex SA	2,911,908	6,827,269
EcoRodovias Infraestrutura e Logistica SA	2,299,200	3,962,117
EDP - Energias do Brasil SA	2,599,100	8,459,487
Embraer SA	5,645,783	26,857,927
Engie Brasil Energia SA	1,132,400	10,141,880
Equatorial Energia SA	1,622,576	22,447,715
Estacio Participacoes SA	2,381,524	13,028,701
Ez Tec Empreendimentos e Participacoes SA	643,823	2,508,036
Fibria Celulose SA	2,096,900	40,298,183
Fleury SA	1,510,114	9,419,657
Gafisa SA(a)	1	3
Hypera SA	2,572,500	17,107,959
Iguatemi Empresa de Shopping Centers SA	787,300	5,854,924
Instituto Hermes Pardini SA	514,574	1,843,429
Iochpe Maxion SA	905,328	4,944,026
IRB Brasil Resseguros S/A	751,915	10,847,753
JBS SA	7,796,061	17,786,698
Klabin SA, NVS	5,727,624	29,680,050
Kroton Educacional SA	11,787,415	29,238,946
Light SA	1,057,600	3,562,896
Linx SA	1,065,000	4,446,009
Localiza Rent a Car SA	4,424,284	23,119,544
Lojas Renner SA	6,120,960	42,013,725
M. Dias Branco SA	937,804	9,630,467
Magazine Luiza SA	659,121	20,836,997
Magnesita Refratarios SA	452,192	7,792,440
Marfrig Global Foods SA(a)	2,173,713	3,017,800
Minerva SA(a)	1,375,200	1,942,590
MRV Engenharia e Participacoes SA	2,676,592	8,445,352
Multiplan Empreendimentos Imobiliarios SA	2,121,533	9,593,010
Multiplus SA	522,800	3,087,237

Security	Shares	Value

Brazil (continued)
Natura Cosmeticos SA	1,679,517	$11,821,556
Odontoprev SA	2,451,100	7,793,357
Petrobras Distribuidora SA	2,958,312	14,202,425
Petroleo Brasileiro SA	24,989,279	133,919,876
Porto Seguro SA	998,898	13,305,386
Qualicorp Consultoria e Corretora de Seguros SA	2,114,500	8,088,279
Raia Drogasil SA	1,927,657	36,025,725
Rumo SA(a)	9,673,281	33,409,575
Sao Martinho SA	1,628,511	7,490,178
SLC Agricola SA	691,589	11,078,584
Smiles Fidelidade SA	586,900	7,394,476
Sonae Sierra Brasil SA	420,043	2,160,314
Sul America SA, NVS	1,744,132	9,723,723
Suzano Papel e Celulose SA	3,715,254	42,661,262
TIM Participacoes SA	7,289,800	21,745,016
TOTVS SA	851,500	5,505,682
Transmissora Alianca de Energia Eletrica SA, NVS	1,589,400	7,753,923
Ultrapar Participacoes SA	3,024,580	30,223,043
Vale SA	26,284,183	342,068,856
Via Varejo SA	1,284,235	5,267,729
WEG SA	7,014,159	32,584,404

		1,829,747,847
Chile — 1.0%
AES Gener SA	26,383,241	6,676,869
Aguas Andinas SA, Class A	21,628,324	11,643,531
Banco de Chile	219,415,857	31,743,277
Banco de Credito e Inversiones SA	375,457	24,038,438
Banco Santander Chile	545,906,649	41,935,547
CAP SA	698,484	6,311,459
Cencosud SA	11,465,520	27,279,899
Cia. Cervecerias Unidas SA	1,283,052	16,968,503
Cia. Sud Americana de Vapores SA(a)	156,690,323	4,678,358
Colbun SA	70,835,502	14,980,185
Empresa Nacional de Telecomunicaciones SA	1,262,218	10,380,067
Empresas CMPC SA	10,285,641	40,686,082
Empresas COPEC SA	3,336,513	51,128,135
Enel Americas SA	244,019,669	36,389,324
Enel Chile SA	252,729,178	24,795,016
Engie Energia Chile SA	4,484,040	8,237,847
Inversiones Aguas Metropolitanas SA	4,281,457	6,197,026
Inversiones La Construccion SA	480,374	7,693,350
Itau CorpBanca	1,244,823,925	11,805,385
Latam Airlines Group SA	2,560,584	24,078,117
Parque Arauco SA	5,553,471	13,940,483
SACI Falabella	5,716,660	45,623,705
Salfacorp SA	5,498,494	8,457,413
SONDA SA	3,958,723	5,219,753
Vina Concha y Toro SA	4,119,713	8,070,258

		488,958,027
China — 29.0%
21Vianet Group Inc., ADR(a)(b)	706,963	6,892,889
361 Degrees International Ltd.	9,696,000	2,779,498
3SBio Inc.(b)(c)	10,910,500	20,823,210
51job Inc., ADR(a)(b)	241,618	18,679,488
58.com Inc., ADR(a)(b)	779,878	59,333,118
AAC Technologies Holdings Inc.(b)	6,074,000	67,326,377
Agile Group Holdings Ltd.	13,726,500	22,420,177
Agricultural Bank of China Ltd., Class A	15,057,973	8,000,533
Agricultural Bank of China Ltd., Class H	236,407,000	114,455,096

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
AGTech Holdings Ltd.(a)(b)	29,952,000	$2,442,289
Air China Ltd., Class H	15,690,000	14,712,686
Ajisen China Holdings Ltd.(b)	10,087,000	4,240,989
Alibaba Group Holding Ltd., ADR(a)(b)	9,569,770	1,674,805,447
Alibaba Health Information Technology Ltd.(a)(b)	30,604,000	30,959,212
Alibaba Pictures Group Ltd.(a)(b)	140,960,000	17,061,244
Aluminum Corp. of China Ltd., Class H(a)	34,838,000	14,736,098
Anhui Conch Cement Co. Ltd., Class H	10,606,000	64,590,809
ANTA Sports Products Ltd.	9,252,000	50,392,157
APT Satellite Holdings Ltd.	7,461,500	3,118,108
Asia Cement China Holdings Corp.	7,207,000	7,694,665
Autohome Inc., ADR	499,508	41,264,356
AviChina Industry & Technology Co. Ltd., Class H	19,693,000	11,416,014
BAIC Motor Corp. Ltd., Class H(c)	14,467,500	12,165,463
Baidu Inc., ADR(a)	2,292,769	519,266,323
Bank of Beijing Co. Ltd., Class A	10,826,300	9,238,350
Bank of China Ltd., Class H	657,625,000	295,763,260
Bank of Communications Co. Ltd., Class A	10,786,700	8,873,005
Bank of Communications Co. Ltd., Class H	66,389,000	47,959,030
Baoshan Iron & Steel Co. Ltd., Class A	3,275,967	3,778,431
Baozun Inc., ADR(a)(b)	315,122	16,824,364
Beijing Capital International Airport Co. Ltd., Class H	13,986,000	14,896,732
Beijing Capital Land Ltd., Class H	10,958,000	4,383,814
Beijing Enterprises Holdings Ltd.	4,171,500	20,010,062
Beijing Enterprises Medical & Health Group Ltd.(a)	89,742,000	3,944,628
Beijing Enterprises Water Group Ltd.(b)	50,268,000	27,411,107
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	4,045,000	7,926,219
Bitauto Holdings Ltd., ADR(a)(b)	251,069	5,952,846
BOC Aviation Ltd.(c)	1,667,000	12,212,221
BOE Technology Group Co. Ltd., Class A	11,060,300	5,520,356
Bosideng International Holdings Ltd.	47,500,000	5,991,285
Brilliance China Automotive Holdings Ltd.(b)	25,546,000	40,488,761
BYD Co. Ltd., Class H(b)	5,537,500	32,912,176
BYD Electronic International Co. Ltd.(b)	6,298,000	6,619,845
C C Land Holdings Ltd.(b)	25,645,500	6,273,409
CGN Power Co. Ltd., Class H(c)	96,868,000	22,955,380
Chaowei Power Holdings Ltd.(b)	8,478,000	4,093,774
China Aerospace International Holdings Ltd.(b)	44,450,000	3,681,089
China Agri-Industries Holdings Ltd.	22,139,200	8,800,508
China Aircraft Leasing Group Holdings Ltd.	4,512,000	4,828,804
China Animal Healthcare Ltd.(a)(b)(d)	1,237,000	9,456
China Aoyuan Property Group Ltd.(b)	15,436,000	11,524,540
China BlueChemical Ltd., Class H	19,366,000	6,760,545
China Cinda Asset Management Co. Ltd., Class H	76,209,000	19,710,312
China CITIC Bank Corp. Ltd., Class H	73,954,000	46,168,839
China Communications Construction Co. Ltd., Class H	37,867,000	37,582,837
China Communications Services Corp. Ltd., Class H	22,322,000	18,485,775
China Conch Venture Holdings Ltd.	14,522,500	49,957,000
China Construction Bank Corp., Class H	795,442,000	704,343,526
China Datang Corp. Renewable Power Co. Ltd., Class H	32,588,000	4,982,303
China Dongxiang Group Co. Ltd.	40,121,000	6,645,173
China Everbright Bank Co. Ltd., Class A	13,871,809	7,573,345
China Everbright Bank Co. Ltd., Class H	18,419,000	7,697,170
China Everbright International Ltd.(b)	21,460,000	18,072,673
China Everbright Ltd.	8,230,000	14,407,140
China Everbright Water Ltd.	11,171,400	3,180,064

Security	Shares	Value

China (continued)
China Evergrande Group(a)(b)	24,310,000	$87,187,568
China Fiber Optic Network System Group Ltd.(a)(d)	10,394,800	556,233
China First Capital Group Ltd.(a)	30,622,000	16,386,041
China Foods Ltd.(b)	10,386,000	5,160,647
China Galaxy Securities Co. Ltd., Class H	30,092,000	14,722,226
China Gas Holdings Ltd.	14,826,600	47,130,639
China Huarong Asset Management Co. Ltd., Class H(c)	85,814,000	17,821,200
China Huishan Dairy Holdings Co. Ltd.(a)(d)	16,599,187	317,226
China Huiyuan Juice Group Ltd.(a)(b)(d)	10,877,000	2,244,995
China International Capital Corp. Ltd., Class H(b)(c)	8,625,600	15,781,016
China International Travel Service Corp. Ltd., Class A	679,095	6,297,838
China Investment Fund International Holdings Co. Ltd.(a)	6,000,000	10,090,586
China Jinmao Holdings Group Ltd.(b)	44,062,000	20,770,987
China Life Insurance Co. Ltd., Class H	61,474,000	138,942,879
China Lilang Ltd.	6,397,000	7,090,662
China Literature Ltd.(a)(b)(c)	2,199,400	15,468,012
China Logistics Property Holdings Co. Ltd.(a)(c)	10,594,000	3,981,743
China Longyuan Power Group Corp. Ltd., Class H	27,139,000	22,855,278
China Lumena New Materials Corp.(a)(b)(d)	2,584,000	3
China Maple Leaf Educational Systems Ltd.(b)	18,266,000	9,983,710
China Medical System Holdings Ltd.	11,459,000	18,979,347
China Mengniu Dairy Co. Ltd.	23,338,000	67,347,743
China Merchants Bank Co. Ltd., Class A	3,130,092	12,960,920
China Merchants Bank Co. Ltd., Class H	32,227,964	123,592,060
China Merchants Land Ltd.	23,760,000	3,602,339
China Merchants Port Holdings Co. Ltd.	11,498,270	23,468,548
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,768,018	4,658,059
China Metal Recycling Holdings Ltd.(a)(d)	62,400	—
China Minsheng Banking Corp. Ltd., Class H	50,970,220	36,495,896
China Mobile Ltd.	50,774,500	477,411,879
China Molybdenum Co. Ltd., Class H(b)	33,939,000	13,923,426
China National Building Material Co. Ltd., Class H	33,208,850	31,055,684
China Oil & Gas Group Ltd.	66,888,000	5,198,395
China Oilfield Services Ltd., Class H	15,952,000	14,145,411
China Overseas Grand Oceans Group Ltd.	14,504,500	5,118,866
China Overseas Land & Investment Ltd.	31,554,000	99,901,502
China Pacific Insurance Group Co. Ltd., Class A	1,410,745	6,764,539
China Pacific Insurance Group Co. Ltd., Class H	21,140,000	78,781,103
China Petroleum & Chemical Corp., Class A	6,941,665	6,949,692
China Petroleum & Chemical Corp., Class H	208,782,200	209,875,468
China Power Clean Energy Development Co. Ltd.(b)	5,824,500	2,248,498
China Power International Development Ltd.(b)	41,372,000	9,013,508
China Railway Construction Corp. Ltd., Class H	17,268,000	20,878,508
China Railway Group Ltd., Class H	32,815,000	28,346,099
China Reinsurance Group Corp., Class H	28,006,000	5,530,622
China Resources Beer Holdings Co. Ltd.	12,804,000	54,485,801
China Resources Cement Holdings Ltd.	20,384,000	23,788,995
China Resources Gas Group Ltd.	7,442,000	33,896,661
China Resources Land Ltd.	23,063,777	80,367,224
China Resources Pharmaceutical Group Ltd.(c)	16,544,000	26,474,110
China Resources Phoenix Healthcare Holdings Co. Ltd.(b)	8,203,000	7,597,983
China Resources Power Holdings Co. Ltd.	15,906,000	28,655,078
China SCE Group Holdings Ltd.	17,909,200	8,031,748
China Shenhua Energy Co. Ltd., Class H	27,945,000	62,306,502
China Shineway Pharmaceutical Group Ltd.	3,937,000	5,557,716

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Singyes Solar Technologies Holdings Ltd.(b)	9,038,000	$2,855,717
China Southern Airlines Co. Ltd., Class H	16,148,000	10,677,690
China State Construction Engineering Corp. Ltd., Class A	8,437,741	6,669,077
China State Construction International Holdings Ltd.(b)	17,754,000	18,480,320
China Suntien Green Energy Corp. Ltd., Class H	21,794,000	6,553,000
China Taiping Insurance Holdings Co. Ltd.	13,959,508	44,285,409
China Telecom Corp. Ltd., Class H	114,558,000	53,857,104
China Tower Corp. Ltd., Class H(a)(c)	345,114,000	52,763,674
China Traditional Chinese Medicine Holdings Co. Ltd.(b)	20,056,000	14,616,102
China Travel International Investment Hong Kong Ltd.	25,264,000	8,207,927
China Unicom Hong Kong Ltd.	50,412,000	58,640,263
China Vanke Co. Ltd., Class A	1,755,688	6,180,281
China Vanke Co. Ltd., Class H	10,127,887	35,097,724
China Water Affairs Group Ltd.	9,862,000	11,295,771
China Yangtze Power Co. Ltd., Class A	3,432,284	7,947,590
China Youzan Ltd.(a)(b)	120,028,000	11,775,097
China Yuhua Education Corp. Ltd., Class L(b)(c)	11,218,000	5,702,687
China ZhengTong Auto Services Holdings Ltd.(b)	9,778,500	5,992,507
Chinasoft International Ltd.(b)	19,370,000	13,820,026
Chong Sing Holdings FinTech Group Ltd.(a)(b)	158,712,000	11,121,507
Chongqing Rural Commercial Bank Co. Ltd., Class H	20,395,000	10,991,457
CIFI Holdings Group Co. Ltd.	29,932,000	17,351,552
CIMC Enric Holdings Ltd.	6,676,000	6,192,114
CITIC Ltd.	47,565,000	67,630,547
CITIC Resources Holdings Ltd.	35,160,000	3,583,687
CITIC Securities Co. Ltd., Class A	4,217,545	9,864,664
CITIC Securities Co. Ltd., Class H	16,928,500	30,324,595
CNOOC Ltd.	148,973,000	263,443,953
Colour Life Services Group Co. Ltd.(b)	5,954,000	4,050,805
Comba Telecom Systems Holdings Ltd.(a)(b)	24,027,524	3,826,575
Concord New Energy Group Ltd.(b)	109,320,000	4,596,262
Coolpad Group Ltd.(a)(b)(d)	22,836,000	145,473
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	20,028,000	8,344,043
COSCO SHIPPING International Hong Kong Co. Ltd.(b)	10,342,000	3,649,854
COSCO SHIPPING Ports Ltd.(b)	15,910,000	16,844,666
Country Garden Holdings Co. Ltd.(b)	63,501,733	94,497,349
Country Garden Services Holdings Co. Ltd.(a)	2,932,000	5,020,586
CPMC Holdings Ltd.(b)	5,509,000	2,344,285
CRRC Corp. Ltd., Class A	5,942,308	7,123,359
CRRC Corp. Ltd., Class H	33,759,750	27,957,851
CSPC Pharmaceutical Group Ltd.	39,314,000	99,175,324
CT Environmental Group Ltd.(b)	29,934,000	3,890,058
Ctrip.com International Ltd., ADR(a)(b)	3,386,095	132,565,619
Dah Chong Hong Holdings Ltd.(b)	11,506,000	4,998,848
Dali Foods Group Co. Ltd.(c)	14,839,500	10,776,688
Daqin Railway Co. Ltd., Class A	3,945,646	4,983,962
Dawnrays Pharmaceutical Holdings Ltd.	14,173,000	3,882,321
Digital China Holdings Ltd.(a)(b)	8,968,000	4,684,580
Dongfeng Motor Group Co. Ltd., Class H	23,124,000	25,837,694
Eastern Communications Co. Ltd., Class B	4,253,949	2,203,546
ENN Energy Holdings Ltd.	6,493,000	59,148,352
Fang Holdings Ltd., ADR(a)(b)	2,114,493	6,491,494
Fanhua Inc., ADR(b)	244,085	5,682,299
Fantasia Holdings Group Co. Ltd.(b)	34,264,500	4,627,447

Security	Shares	Value

China (continued)
Far East Horizon Ltd.	19,172,000	$18,148,780
First Tractor Co. Ltd., Class H(a)	8,030,000	2,281,453
Focus Media Information Technology Co. Ltd., Class A	3,890,197	4,891,145
Foshan Haitian Flavouring & Food Co. Ltd., Class A	648,227	6,499,253
Fosun International Ltd.	22,127,500	40,032,425
Fu Shou Yuan International Group Ltd.(b)	11,176,000	10,009,973
Fufeng Group Ltd.	15,901,400	7,536,497
Fullshare Holdings Ltd.(b)	56,265,000	22,509,154
Future Land Development Holdings Ltd.	15,754,000	12,183,463
Fuyao Glass Industry Group Co. Ltd., Class H(c)	4,542,400	16,754,256
GCL New Energy Holdings Ltd.(a)(b)	96,410,000	3,623,559
GCL-Poly Energy Holdings Ltd.(a)(b)	122,241,000	8,254,371
GDS Holdings Ltd., ADR(a)(b)	556,661	21,247,750
Geely Automobile Holdings Ltd.	41,125,000	87,396,323
Genertec Universal Medical Group Co. Ltd.(b)(c)	7,406,000	5,887,887
Genscript Biotech Corp.(a)(b)	6,824,000	14,693,218
GF Securities Co. Ltd., Class H	11,189,000	14,041,668
Glorious Property Holdings Ltd.(a)	34,270,000	1,899,304
GOME Retail Holdings Ltd.(a)(b)	112,721,000	10,914,645
Great Wall Motor Co. Ltd., Class H(b)	26,895,000	16,550,453
Greatview Aseptic Packaging Co. Ltd.	13,867,000	7,420,326
Gree Electric Appliances Inc. of Zhuhai, Class A(a)	868,060	4,948,835
Greentown China Holdings Ltd.(b)	7,595,000	7,644,447
Guangdong Investment Ltd.	24,572,000	43,578,366
Guangdong Land Holdings Ltd.(a)	10,602,000	2,647,495
Guangzhou Automobile Group Co. Ltd., Class H	25,307,200	27,471,027
Guangzhou R&F Properties Co. Ltd., Class H	8,363,200	16,877,918
Guotai Junan Securities Co. Ltd., Class A	5,234,456	11,201,204
Guotai Junan Securities Co. Ltd., Class H(b)(c)	3,107,200	6,413,209
Haier Electronics Group Co. Ltd.	11,123,000	28,980,539
Haitian International Holdings Ltd.	6,018,000	12,083,691
Haitong Securities Co. Ltd., Class H	27,321,600	24,157,768
Hanergy Thin Film Power Group Ltd.(a)(d)	8,046	—
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	2,154,383	9,917,206
Hangzhou Steam Turbine Co. Ltd., Class B	3,465,074	2,979,940
HC Group Inc.(b)	6,166,000	4,328,589
Hengan International Group Co. Ltd.	5,986,500	53,886,051
HengTen Networks Group Ltd.(a)(b)	205,568,000	8,642,923
Hi Sun Technology China Ltd.(a)	33,429,000	4,983,110
Hua Han Health Industry Holdings Ltd., Class H(a)(b)(d)	22,424,288	1,028,519
Hua Hong Semiconductor Ltd.(b)(c)	3,798,000	10,355,235
Huabao International Holdings Ltd.	10,585,000	6,230,516
Huaneng Power International Inc., Class H	35,712,000	22,931,682
Huaneng Renewables Corp. Ltd., Class H	42,588,000	13,619,218
Huangshi Dongbei Electrical Appliance Co. Ltd., Class B	1,974,103	2,345,234
Huatai Securities Co. Ltd., Class H(c)	13,661,800	20,469,463
Huaxia Bank Co. Ltd., Class A	7,000,019	7,940,479
Huazhu Group Ltd., ADR(b)	1,102,593	37,951,251
IGG Inc.	14,900,000	17,996,407
iKang Healthcare Group Inc., ADR(a)(b)	545,679	10,722,592
Industrial & Commercial Bank of China Ltd., Class H	575,116,000	423,520,554
Industrial Bank Co. Ltd., Class A	4,526,520	9,991,060
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,444,098	5,115,143
Inner Mongolia Yitai Coal Co. Ltd., Class B	11,000,803	13,233,966

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
JD.com Inc., ADR(a)(b)	5,987,905	$187,421,427
Jiangsu Expressway Co. Ltd., Class H	11,208,000	14,165,470
Jiangsu Hengrui Medicine Co. Ltd., Class A	793,789	7,685,652
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	304,577	5,141,445
Jiangxi Copper Co. Ltd., Class H	11,227,000	13,302,641
Jiayuan International Group Ltd.(b)	11,504,000	22,981,911
JinkoSolar Holding Co. Ltd., ADR(a)(b)	309,772	4,067,306
Jumei International Holding Ltd., ADR(a)(b)	1,149,071	2,194,726
Kaisa Group Holdings Ltd.	19,552,000	7,273,865
Kama Co. Ltd., Class B(a)	3,599,700	2,102,225
Kangmei Pharmaceutical Co. Ltd., Class A	1,977,975	6,030,535
Kingboard Holdings Ltd.(b)	6,138,200	21,819,080
Kingboard Laminates Holdings Ltd.	9,605,500	9,068,373
Kingdee International Software Group Co. Ltd.	19,276,000	21,955,617
Kingsoft Corp. Ltd.(b)	7,058,000	12,823,081
Konka Group Co. Ltd., Class B	9,295,218	3,197,529
Kunlun Energy Co. Ltd.	28,582,000	29,860,541
Kweichow Moutai Co. Ltd., Class A	189,656	18,298,816
KWG Property Holdings Ltd.	11,109,500	11,875,384
Launch Tech Co. Ltd., Class H	2,615,000	2,888,564
Lee & Man Paper Manufacturing Ltd.	14,371,000	13,768,798
Lee’s Pharmaceutical Holdings Ltd.(b)	3,003,000	2,689,688
Legend Holdings Corp., Class H(c)	193,400	598,762
Lenovo Group Ltd.(b)	62,524,000	40,785,700
Li Ning Co. Ltd.(a)	15,279,500	16,118,725
Lianhua Supermarket Holdings Co. Ltd., Class H(a)(b)	6,703,000	1,708,010
Lifetech Scientific Corp.(a)(b)	26,210,000	6,411,497
Logan Property Holdings Co. Ltd.	12,398,000	15,479,927
Longfor Group Holdings Ltd.	12,794,000	35,534,814
Lonking Holdings Ltd.	20,494,000	7,049,880
Luthai Textile Co. Ltd., Class B	3,300,521	3,881,284
Luye Pharma Group Ltd.(b)(c)	11,144,000	10,492,446
Meitu Inc.(a)(c)	27,062,500	14,653,725
Midea Group Co. Ltd., Class A	1,334,104	8,123,231
MMG Ltd.(a)(b)	21,475,999	10,753,185
Momo Inc., ADR(a)(b)	1,196,731	55,396,678
NetDragon Websoft Holdings Ltd.(b)	2,178,500	4,563,001
NetEase Inc., ADR(b)	653,963	129,295,025
New China Life Insurance Co. Ltd., Class H	7,040,200	31,887,157
New Oriental Education & Technology Group Inc., ADR	1,180,992	92,825,971
Nexteer Automotive Group Ltd.	7,797,000	13,132,584
Nine Dragons Paper Holdings Ltd.	14,443,000	16,377,161
Noah Holdings Ltd., ADR(a)(b)	277,771	13,066,348
North Mining Shares Co. Ltd.(a)(b)	177,080,000	1,105,495
Panda Green Energy Group Ltd.(a)(b)	66,194,852	3,331,291
Parkson Retail Group Ltd.(a)(b)	27,294,000	2,955,815
PAX Global Technology Ltd.(b)	10,151,000	5,018,013
People’s Insurance Co. Group of China Ltd. (The), Class H	57,551,000	24,930,041
PetroChina Co. Ltd., Class H	173,778,000	129,300,096
Phoenix New Media Ltd., ADR(a)(b)	425,352	2,177,802
PICC Property & Casualty Co. Ltd., Class H	57,287,040	64,520,816
Ping An Bank Co. Ltd., Class A	4,215,791	6,250,781
Ping An Insurance Group Co. of China Ltd., Class A	1,853,512	17,086,135
Ping An Insurance Group Co. of China Ltd., Class H	42,729,500	411,567,251
Poly Property Group Co. Ltd.	19,665,000	7,491,285
Poly Real Estate Group Co. Ltd., Class A	2,438,661	4,383,243

Security	Shares	Value

China (continued)
Postal Savings Bank of China Co. Ltd., Class H(c)	22,890,000	$13,473,455
Pou Sheng International Holdings Ltd.(b)	21,810,000	4,251,462
Qingdao Haier Co. Ltd., Class A	2,074,801	4,521,858
Road King Infrastructure Ltd.	4,360,000	7,399,151
Ronshine China Holdings Ltd.(a)(b)	4,372,500	5,247,735
SAIC Motor Corp. Ltd., Class A	1,574,156	6,716,331
Sany Heavy Equipment International Holdings Co. Ltd.	15,484,000	5,484,274
Semiconductor Manufacturing International Corp.(a)(b)	25,407,700	29,975,576
Shandong Airlines Co. Ltd., Class B	1,856,724	2,956,981
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	16,088,000	15,229,375
Shang Gong Group Co. Ltd., Class B(a)	4,520,500	3,064,899
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	5,588,147	3,559,650
Shanghai Electric Group Co. Ltd., Class H	29,136,000	9,131,797
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	4,662,500	18,830,823
Shanghai Haixin Group Co., Class B	5,502,800	2,723,886
Shanghai Industrial Holdings Ltd.	4,118,000	9,811,133
Shanghai Industrial Urban Development Group Ltd.	23,458,000	4,124,405
Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	2,122,042	2,147,507
Shanghai Jinjiang International Travel Co. Ltd., Class B	1,118,300	2,265,676
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	8,348,687	11,262,379
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	7,497,400	19,677,463
Shanghai Pudong Development Bank Co. Ltd., Class A	6,031,418	9,119,385
Shenzhen International Holdings Ltd.	9,016,750	16,910,212
Shenzhen Investment Ltd.(b)	30,136,000	9,867,564
Shenzhou International Group Holdings Ltd.	6,356,000	83,408,885
Shimao Property Holdings Ltd.	10,193,500	30,389,978
Shougang Concord International Enterprises Co. Ltd.(a)(b)	233,160,000	5,762,978
Shougang Fushan Resources Group Ltd.	26,370,000	5,879,486
Shui On Land Ltd.	36,155,166	8,613,966
Sihuan Pharmaceutical Holdings Group Ltd.	35,671,000	7,907,801
SINA Corp./China(a)(b)	546,199	38,758,281
Sino Biopharmaceutical Ltd.	58,007,000	73,461,196
Sinofert Holdings Ltd.(a)(b)	33,544,000	3,846,348
Sinolink Worldwide Holdings Ltd.(a)	29,876,000	2,702,539
Sino-Ocean Group Holding Ltd.	26,911,500	13,680,501
Sinopec Engineering Group Co. Ltd., Class H	8,017,000	8,355,191
Sinopec Kantons Holdings Ltd.(b)	11,614,000	5,178,942
Sinopec Shanghai Petrochemical Co. Ltd., Class H	30,369,000	17,837,033
Sinopharm Group Co. Ltd., Class H	9,940,800	49,457,662
Sinosoft Technology Group Ltd.(b)	8,234,600	2,759,240
Sinotrans Ltd., Class H	20,542,000	8,610,529
Sinotrans Shipping Ltd.(b)	19,731,000	4,952,295
Sinotruk Hong Kong Ltd.(b)	5,948,500	8,882,317
Skyfame Realty Holdings Ltd.	14,326,000	9,874,461
Skyworth Digital Holdings Ltd.	19,324,000	6,253,483
SMI Holdings Group Ltd.(a)(b)	15,427,999	4,599,564
SOHO China Ltd.(b)	19,101,500	7,666,007
Sohu.com Ltd., ADR(a)	292,585	6,246,690
SSY Group Ltd.	18,796,411	17,481,915
Sun Art Retail Group Ltd.	20,122,500	23,201,802

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sunac China Holdings Ltd.(b)	20,258,000	$66,331,664
Suning.com Co. Ltd., Class A	3,932,572	7,125,956
Sunny Optical Technology Group Co. Ltd.	5,982,200	76,026,507
Superb Summit International Group Ltd.(a)(b)(d)	6,035,000	8,919
TAL Education Group, Class A, ADR(a)	2,940,212	87,030,275
Tarena International Inc., ADR(b)	419,585	3,566,473
TCL Electronics Holdings Ltd.	8,134,000	3,948,393
Tencent Holdings Ltd.	47,267,600	2,047,546,026
Tian Ge Interactive Holdings Ltd.(b)(c)	6,025,000	3,999,318
Tianjin Development Holdings Ltd.	9,118,000	3,426,990
Tianjin Port Development Holdings Ltd.	37,454,000	4,390,129
Tianneng Power International Ltd.	7,010,000	8,707,908
Tibet Water Resources Ltd.(a)(b)	22,242,000	6,716,042
Tingyi Cayman Islands Holding Corp.	16,724,000	29,873,037
Tong Ren Tang Technologies Co. Ltd., Class H	5,481,000	7,946,818
Tongada Hong Tai Holdings Ltd.(a)	4,500	785
Tongda Group Holdings Ltd.	32,680,000	4,913,096
Towngas China Co. Ltd.	11,356,000	10,460,559
TravelSky Technology Ltd., Class H	7,967,000	20,402,439
Tsingtao Brewery Co. Ltd., Class H(b)	3,176,000	15,093,172
Tuniu Corp., ADR(a)(b)	370,318	2,773,682
Uni-President China Holdings Ltd.	10,037,000	9,884,953
Vinda International Holdings Ltd.	2,616,000	4,379,498
Vipshop Holdings Ltd., ADR(a)(b)	3,636,735	25,384,410
Viva China Holdings Ltd.(a)(b)	30,984,000	3,552,804
Want Want China Holdings Ltd.(b)	43,269,000	35,336,708
Wasion Holdings Ltd.	5,706,000	2,878,844
Weibo Corp., ADR(a)(b)	452,367	34,714,644
Weichai Power Co. Ltd., Class H	17,495,000	18,545,070
West China Cement Ltd.	32,212,000	5,950,821
Wuliangye Yibin Co. Ltd., Class A	771,974	6,994,217
Wuxi Biologics Cayman Inc.(a)(b)(c)	4,965,500	49,029,323
Xiamen International Port Co. Ltd., Class H	21,522,000	3,016,244
Xingda International Holdings Ltd.	12,318,000	3,578,214
Xinyi Solar Holdings Ltd.	27,532,800	8,208,380
Xtep International Holdings Ltd.	11,070,000	7,390,437
Xunlei Ltd., ADR(a)	289,797	2,758,867
Yanzhou Coal Mining Co. Ltd., Class H	16,182,000	18,699,530
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(c)	2,397,400	10,950,170
Yuexiu Property Co. Ltd.	64,084,880	11,594,049
Yuexiu REIT	17,006,000	11,548,367
Yuexiu Transport Infrastructure Ltd.(b)	10,460,000	8,129,292
Yum China Holdings Inc.	3,051,929	118,048,614
Yunnan Baiyao Group Co. Ltd., Class A	358,194	4,173,277
Yuzhou Properties Co. Ltd.	16,192,400	8,602,773
YY Inc., ADR(a)(b)	407,329	31,132,155
Zhaojin Mining Industry Co. Ltd., Class H(b)	11,636,500	9,073,294
Zhejiang Expressway Co. Ltd., Class H	13,842,000	10,986,974
Zhongsheng Group Holdings Ltd.(b)	5,182,000	11,368,987
Zhuzhou CRRC Times Electric Co. Ltd., Class H	4,712,900	25,429,209
Zijin Mining Group Co. Ltd., Class H	53,652,000	20,028,330
ZTE Corp., Class H(a)(b)	6,237,840	12,111,848

		14,244,613,148
Colombia — 0.3%
Almacenes Exito SA	1,682,834	8,737,115
Bancolombia SA	1,615,775	17,349,156
Cementos Argos SA	4,010,476	11,842,028
Corp. Financiera Colombiana SA(a)	1,049,887	8,310,410
Ecopetrol SA	42,353,173	47,417,175

Security	Shares	Value

Colombia (continued)
Grupo Argos SA/Colombia	2,404,304	$15,033,024
Grupo de Inversiones Suramericana SA	2,181,311	25,706,545
Interconexion Electrica SA ESP	3,474,651	15,378,412

		149,773,865
Czech Republic — 0.2%
CEZ AS	1,452,965	36,989,007
Komercni Banka AS	702,539	29,368,819
Moneta Money Bank AS(c)	5,510,250	19,359,826

		85,717,652
Egypt — 0.2%
Commercial International Bank Egypt SAE	8,527,857	41,931,420
Eastern Tobacco	692,888	4,030,253
Egyptian Financial Group-Hermes Holding Co.(a)	10,789,441	10,970,980
Ezz Steel(a)	3,611,807	5,359,978
Global Telecom Holding SAE(a)	35,123,136	8,450,827
Heliopolis Housing	1,968,156	3,217,709
Medinet Nasr Housing(a)	6,743,935	3,286,865
Oriental Weavers	1,615,252	1,019,158
Six of October Development & Investment(a)	4,125,350	5,453,421
Telecom Egypt Co.	4,995,587	3,897,286

		87,617,897
Greece — 0.3%
Alpha Bank AE(a)(b)	12,677,412	23,334,760
Athens Water Supply & Sewage Co. SA	331,736	2,103,562
Eurobank Ergasias SA(a)(b)	16,269,894	13,913,561
FF Group(a)(d)	343,633	1,727,209
Hellenic Exchanges-Athens Stock Exchange SA	796,553	4,147,381
Hellenic Telecommunications Organization SA	2,168,400	27,727,029
Holding Co. ADMIE IPTO SA	1,263,737	2,426,090
JUMBO SA	904,546	13,555,413
Motor Oil Hellas Corinth Refineries SA(b)	539,331	12,738,482
Mytilineos Holdings SA	989,768	9,938,262
National Bank of Greece SA(a)(b)(d)	51,363,149	14,629,494
OPAP SA	2,126,869	22,902,527
Piraeus Bank SA(a)(b)	2,506,668	6,999,618
Piraeus Port Authority SA	52,187	984,871
Public Power Corp. SA(a)(b)	1,348,446	2,629,504
Titan Cement Co. SA	405,828	9,349,178

		169,106,941
Hungary — 0.3%
Magyar Telekom Telecommunications PLC	3,691,510	5,433,465
MOL Hungarian Oil &Gas PLC	3,131,082	32,064,555
OTP Bank Nyrt	1,868,613	69,076,130
Richter Gedeon Nyrt	1,194,947	23,578,852

		130,153,002
India — 10.0%
Adani Enterprises Ltd.	2,224,156	7,063,550
Adani Ports & Special Economic Zone Ltd.	5,135,907	27,744,633
AIA Engineering Ltd.	431,813	10,707,617
Ajanta Pharma Ltd.(a)	283,464	5,078,682
Amara Raja Batteries Ltd.	512,322	6,110,194
Ambuja Cements Ltd.	5,966,314	20,302,355
Apollo Hospitals Enterprise Ltd.	832,513	13,882,210
Apollo Tyres Ltd.	2,656,872	9,417,354
Arvind Ltd.	1,393,069	7,841,706
Ashok Leyland Ltd.	10,591,065	19,270,396
Asian Paints Ltd.	2,487,256	48,129,353
Aurobindo Pharma Ltd.	2,311,215	23,225,794
Avanti Feeds Ltd.	408,689	2,431,347

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Avenue Supermarts Ltd.(a)(c)	1,047,197	$23,689,785
Axis Bank Ltd.(a)	15,203,620	139,172,031
Bajaj Auto Ltd.	729,997	28,250,926
Bajaj Finance Ltd.	1,536,658	61,889,882
Bajaj Finserv Ltd.	365,643	34,786,639
Balkrishna Industries Ltd.	838,485	16,079,004
Bata India Ltd.	725,198	11,067,190
Bayer CropScience Ltd./India	127,381	7,908,438
BEML Ltd.	325,606	3,858,082
Bharat Forge Ltd.	1,941,949	18,592,277
Bharat Heavy Electricals Ltd.	10,484,428	11,914,417
Bharat Petroleum Corp. Ltd.	6,390,860	32,627,277
Bharti Airtel Ltd.	11,734,274	63,505,417
Bharti Infratel Ltd.	3,233,945	13,081,459
Blue Dart Express Ltd.	88,047	4,307,430
Bosch Ltd.	70,404	21,828,429
Britannia Industries Ltd.	232,919	22,123,221
Cadila Healthcare Ltd.	1,837,012	10,431,351
Canara Bank	1,641,236	6,564,828
Care Ratings Ltd.	310,211	5,669,206
Ceat Ltd.	270,766	5,292,681
Century Textiles & Industries Ltd.	459,910	6,342,658
CESC Ltd.	777,897	10,922,721
CG Power and Industrial Solutions Ltd.(a)	5,385,789	4,480,168
Cipla Ltd./India	2,827,783	26,399,486
Coal India Ltd.	5,943,009	23,960,148
Container Corp. of India Ltd.	1,223,091	11,240,857
CRISIL Ltd.	260,664	6,487,543
Crompton Greaves Consumer Electricals Ltd.	3,885,560	13,720,428
Dabur India Ltd.	5,259,979	35,504,696
DCB Bank Ltd.	2,544,354	6,410,547
Dewan Housing Finance Corp. Ltd.	1,437,353	13,530,234
Dish TV India Ltd.(a)	8,228,884	8,301,252
Dr. Reddy’s Laboratories Ltd.	951,198	33,420,425
Edelweiss Financial Services Ltd.	4,180,300	16,517,567
Eicher Motors Ltd.	112,746	44,604,425
Escorts Ltd.	601,546	7,376,601
Exide Industries Ltd.	2,742,264	11,022,992
Federal Bank Ltd.	14,523,075	16,606,283
Finolex Cables Ltd.	1,172,077	9,047,597
Fortis Healthcare Ltd.(a)	3,694,547	7,636,391
GAIL India Ltd.	6,509,545	34,160,168
Gateway Distriparks Ltd.	1,366,289	3,585,904
GE T&D India Ltd.	1,058,468	4,109,186
Glenmark Pharmaceuticals Ltd.	1,232,736	11,569,352
GMR Infrastructure Ltd.(a)	25,028,991	7,445,927
Godrej Consumer Products Ltd.	2,214,129	45,332,263
Godrej Industries Ltd.	1,014,993	9,253,911
Grasim Industries Ltd.	3,078,490	46,333,876
GRUH Finance Ltd.	2,460,833	11,636,924
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	566,021	3,126,328
Gujarat Pipavav Port Ltd.	2,120,839	3,322,116
Havells India Ltd.	2,501,560	25,579,477
HCL Technologies Ltd.	4,516,472	66,636,289
Hero MotoCorp Ltd.	469,259	21,527,642
Hexaware Technologies Ltd.	1,264,335	7,822,071
Hindalco Industries Ltd.	10,492,908	35,202,587
Hindustan Petroleum Corp. Ltd.	5,234,539	18,731,090
Hindustan Unilever Ltd.	5,671,520	142,343,247

Security	Shares	Value

India (continued)
Housing Development Finance Corp. Ltd.	13,152,146	$358,991,164
ICICI Bank Ltd.	20,197,744	97,562,568
Idea Cellular Ltd.(a)	17,541,859	12,205,506
IDFC Bank Ltd.	17,556,459	11,782,485
IDFC Ltd.	8,006,655	5,943,503
IFCI Ltd.(a)	12,186,007	2,972,354
IIFL Holdings Ltd.	778,608	7,953,902
India Cements Ltd. (The)	3,199,464	5,701,870
Indiabulls Housing Finance Ltd.	2,453,684	43,563,583
Indiabulls Real Estate Ltd.(a)	2,560,888	5,573,015
Indiabulls Ventures Ltd.	1,468,016	15,971,443
Indian Hotels Co. Ltd. (The)	4,921,603	9,523,837
Indian Oil Corp. Ltd.	11,840,321	25,967,282
Infibeam Avenues Ltd.	1,601,071	5,151,328
Info Edge India Ltd.	73,663	1,701,204
Infosys Ltd.	14,455,281	293,706,568
InterGlobe Aviation Ltd.(c)	776,078	10,163,516
IRB Infrastructure Developers Ltd.	1,989,012	5,336,656
ITC Ltd.	28,642,983	129,168,793
Jain Irrigation Systems Ltd.	4,029,005	4,842,674
Jaiprakash Associates Ltd.(a)	13,702,360	2,308,640
Jammu & Kashmir Bank Ltd. (The)(a)	3,155,999	2,460,679
Jindal Steel & Power Ltd.(a)	3,388,816	10,547,310
JSW Steel Ltd.	7,841,135	43,817,823
Jubilant Foodworks Ltd.	722,271	15,777,664
Jubilant Life Sciences Ltd.	710,414	7,233,725
Just Dial Ltd.(a)	398,675	3,139,036
Kajaria Ceramics Ltd.	830,334	5,488,830
Karur Vysya Bank Ltd. (The)	4,889,502	6,452,581
KPIT Technologies Ltd.	2,051,018	8,762,037
Larsen & Toubro Infotech Ltd.(c)	254,705	6,455,944
Larsen & Toubro Ltd.	4,072,837	78,644,422
LIC Housing Finance Ltd.	2,740,299	20,125,437
Lupin Ltd.	1,863,272	24,469,709
Mahanagar Gas Ltd.	249,717	3,048,131
Mahindra & Mahindra Financial Services Ltd.	2,805,544	19,348,716
Mahindra & Mahindra Ltd.	6,575,613	89,493,512
Manappuram Finance Ltd.	4,557,807	6,432,548
Marico Ltd.	4,303,441	22,416,331
Maruti Suzuki India Ltd.	904,646	116,022,233
Max Financial Services Ltd.(a)	1,296,059	8,187,367
Mindtree Ltd.	920,867	14,472,645
Motherson Sumi Systems Ltd.	5,947,497	25,500,204
Mphasis Ltd.	617,600	10,971,622
Natco Pharma Ltd.	694,444	7,634,099
National Aluminium Co. Ltd.	5,738,095	6,055,535
NCC Ltd./India	5,447,597	7,576,961
Nestle India Ltd.	218,906	35,747,329
NIIT Technologies Ltd.	424,231	8,413,891
NTPC Ltd.	15,842,794	38,307,949
Oil & Natural Gas Corp. Ltd.	11,718,654	29,748,417
Page Industries Ltd.	54,282	26,340,178
Persistent Systems Ltd.	526,217	6,140,141
Petronet LNG Ltd.	4,782,579	16,726,088
PI Industries Ltd.	699,895	7,614,092
Pidilite Industries Ltd.	879,202	14,486,589
Piramal Enterprises Ltd.	734,361	33,129,788
Power Finance Corp. Ltd.	7,611,003	9,056,853
Power Grid Corp. of India Ltd.	12,805,008	36,378,761
PTC India Ltd.	5,004,716	5,916,645

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Rain Industries Ltd.	989,148	$ 2,640,703
Rajesh Exports Ltd.	895,371	8,374,743
Rallis India Ltd.	1,548,379	4,569,193
Ramco Cements Ltd. (The)	927,688	9,016,432
Raymond Ltd.	439,502	5,225,288
RBL Bank Ltd.(c)	1,061,707	9,389,411
Redington India Ltd.	3,835,663	5,681,062
Reliance Capital Ltd.	1,029,514	6,854,113
Reliance Communications Ltd.(a)	9,835,455	2,530,756
Reliance Industries Ltd.	23,726,828	415,366,891
Reliance Infrastructure Ltd.	1,487,030	10,020,634
Rural Electrification Corp. Ltd.	7,154,828	12,085,066
Shree Cement Ltd.	85,097	22,707,091
Shriram Transport Finance Co. Ltd.	1,352,295	25,468,647
Siemens Ltd.	792,437	11,393,351
Sobha Ltd.	716,369	4,641,545
Solara Active Pharma Sciences Ltd.(a)	123,005	610,548
SRF Ltd.	195,227	5,566,727
State Bank of India(a)	14,841,106	64,782,875
Sterlite Technologies Ltd.	1,150,164	5,880,855
Sun Pharma Advanced Research Co. Ltd.(a)	1,145,643	6,477,998
Sun Pharmaceutical Industries Ltd.	6,974,691	64,199,461
Sundaram Finance Ltd.	421,914	9,469,624
Tata Communications Ltd.	819,075	6,236,062
Tata Consultancy Services Ltd.	7,628,921	223,555,445
Tata Elxsi Ltd.	292,134	5,914,039
Tata Global Beverages Ltd.	3,251,104	10,739,799
Tata Motors Ltd.(a)	13,735,963	51,805,504
Tata Power Co. Ltd. (The)	10,618,016	11,482,375
Tata Steel Ltd.	2,973,982	25,179,340
Tech Mahindra Ltd.	4,019,319	43,397,113
Thermax Ltd.	432,212	6,279,380
TI Financial Holdings Ltd.	918,752	7,598,596
Titan Co. Ltd.	2,685,146	33,765,802
Torrent Power Ltd.	1,519,659	5,647,868
TTK Prestige Ltd.	57,605	5,810,794
Tube Investments of India Ltd.	773,162	3,196,697
TV18 Broadcast Ltd.(a)	7,570,515	4,915,278
UltraTech Cement Ltd.	799,005	50,417,820
Union Bank of India(a)	3,589,376	4,541,992
United Spirits Ltd.(a)	2,578,499	22,912,518
UPL Ltd.	3,253,347	32,810,407
VA Tech Wabag Ltd.	562,080	3,077,616
Vakrangee Ltd.	4,495,938	2,459,490
Vedanta Ltd.	11,636,843	37,358,653
Vijaya Bank	4,533,973	4,088,015
Voltas Ltd.	1,181,873	10,244,663
Welspun India Ltd.	3,135,154	3,326,277
Wipro Ltd.	9,419,143	40,006,582
Wockhardt Ltd.(a)	525,347	4,917,472
Yes Bank Ltd.	14,096,008	68,267,796
Zee Entertainment Enterprises Ltd.	4,739,909	33,411,008

		4,926,047,666
Indonesia — 2.0%
Ace Hardware Indonesia Tbk PT	93,763,400	8,657,042
Adaro Energy Tbk PT	123,805,100	15,675,255
Adhi Karya Persero Tbk PT	26,067,000	2,636,784
AKR Corporindo Tbk PT	16,449,900	4,031,510
Alam Sutera Realty Tbk PT(a)	125,252,300	2,772,047
Aneka Tambang Tbk	84,619,443	4,997,890

Security	Shares	Value

Indonesia (continued)
Astra International Tbk PT	167,778,800	$82,579,518
Bank Bukopin Tbk PT(a)	68,216,000	1,880,224
Bank Central Asia Tbk PT	81,886,300	137,866,955
Bank Danamon Indonesia Tbk PT	28,304,100	13,066,387
Bank Mandiri Persero Tbk PT	154,304,100	72,280,943
Bank Negara Indonesia Persero Tbk PT	62,913,100	33,314,473
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	24,598,100	3,222,969
Bank Rakyat Indonesia Persero Tbk PT	453,823,700	97,974,159
Bank Tabungan Negara Persero Tbk PT	38,222,676	7,135,938
Bumi Resources Tbk PT(a)	377,349,900	6,148,267
Bumi Serpong Damai Tbk PT(a)	74,732,000	6,088,147
Charoen Pokphand Indonesia Tbk PT	66,990,600	22,648,553
Ciputra Development Tbk PT	121,404,727	6,964,494
Delta Dunia Makmur Tbk PT(a)	43,068,300	2,017,456
Eagle High Plantations Tbk PT(a)	155,612,300	2,324,148
Gudang Garam Tbk PT	4,114,900	20,392,919
Hanjaya Mandala Sampoerna Tbk PT	76,757,500	19,957,992
Hanson International Tbk PT(a)	668,046,200	6,440,092
Indah Kiat Pulp & Paper Corp. Tbk PT	22,195,900	28,780,834
Indika Energy Tbk PT	16,936,700	3,759,878
Indocement Tunggal Prakarsa Tbk PT	15,198,900	18,289,240
Indofood CBP Sukses Makmur Tbk PT	21,151,400	12,456,782
Indofood Sukses Makmur Tbk PT	36,380,300	15,745,038
Inti Agri Resources Tbk PT(a)	296,144,300	5,548,936
Jasa Marga Persero Tbk PT	23,292,680	7,163,329
Kalbe Farma Tbk PT	183,120,100	16,720,742
Kawasan Industri Jababeka Tbk PT(a)	82,989,588	1,194,419
Krakatau Steel Persero Tbk PT(a)	53,986,214	1,524,662
Link Net Tbk PT	13,036,000	3,805,485
Matahari Department Store Tbk PT	21,167,700	10,777,851
Medco Energi Internasional Tbk PT(a)	67,714,000	3,999,401
Media Nusantara Citra Tbk PT	57,843,100	3,553,836
Mitra Adiperkasa Tbk PT	108,119,100	6,128,951
Modernland Realty Tbk PT	131,089,800	2,260,476
Pakuwon Jati Tbk PT	212,112,200	7,416,007
Panin Financial Tbk PT(a)	219,545,300	3,040,546
Perusahaan Gas Negara Persero Tbk PT	94,678,500	13,755,057
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	37,087,600	3,512,369
PP Persero Tbk PT	34,205,950	4,412,173
Ramayana Lestari Sentosa Tbk PT	41,017,400	3,536,463
Salim Ivomas Pratama Tbk PT	48,578,300	1,665,448
Semen Indonesia Persero Tbk PT	26,053,500	16,714,567
Siloam International Hospitals Tbk PT(a)	4,119,971	867,068
Sugih Energy Tbk PT(a)	82,105,800	278,703
Summarecon Agung Tbk PT	95,178,300	4,264,608
Surya Citra Media Tbk PT	58,336,300	8,316,784
Telekomunikasi Indonesia Persero Tbk PT	418,823,800	99,232,523
Timah Tbk PT	42,578,952	2,254,690
Tower Bersama Infrastructure Tbk PT	22,403,800	8,441,350
Unilever Indonesia Tbk PT	12,621,800	37,574,062
United Tractors Tbk PT	14,196,700	33,154,547
Waskita Karya Persero Tbk PT	50,853,500	6,542,253
Wijaya Karya Persero Tbk PT	34,219,423	3,600,822

		981,364,062
Malaysia — 2.6%
AEON Credit Service M Bhd	2,458,100	9,032,074
AirAsia Group Bhd	13,785,500	11,539,633
Alliance Bank Malaysia Bhd	10,675,700	10,728,955

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
AMMB Holdings Bhd	14,666,600	$14,632,695
Astro Malaysia Holdings Bhd(b)	15,730,000	6,660,226
Axiata Group Bhd(b)	23,357,100	27,281,684
Berjaya Corp. Bhd(a)(b)	43,628,006	3,025,668
Berjaya Sports Toto Bhd	6,908,873	3,715,442
British American Tobacco Malaysia Bhd	165,200	1,361,156
Bursa Malaysia Bhd	7,138,300	13,340,344
Cahya Mata Sarawak Bhd(b)	6,225,800	5,196,373
Carlsberg Brewery Malaysia Bhd	1,785,400	8,862,918
CIMB Group Holdings Bhd	38,245,200	56,676,790
Dialog Group Bhd	36,886,796	31,236,416
DiGi.Com Bhd(b)	27,508,700	31,528,404
DRB-Hicom Bhd(b)	6,669,700	3,684,200
Eastern & Oriental Bhd(b)	10,509,529	3,963,930
FGV Holdings Bhd(b)	16,912,400	6,214,314
Fraser & Neave Holdings Bhd	77,100	712,933
Gamuda Bhd(b)	16,845,300	15,166,714
Genting Bhd	18,228,200	38,235,086
Genting Malaysia Bhd(b)	25,461,500	32,341,898
Genting Plantations Bhd(b)	2,760,700	6,334,932
HAP Seng Consolidated Bhd(b)	6,209,600	14,853,478
Hartalega Holdings Bhd	12,451,700	21,512,853
Hong Leong Bank Bhd	6,244,800	31,242,995
Hong Leong Financial Group Bhd	2,545,700	12,153,944
IHH Healthcare Bhd(b)	20,425,500	27,734,345
IJM Corp. Bhd(b)	25,082,300	11,413,530
Inari Amertron Bhd	24,634,800	13,427,899
IOI Corp. Bhd	19,638,900	21,600,640
IOI Properties Group Bhd	19,531,641	8,317,404
Kossan Rubber Industries	6,264,200	6,783,232
KPJ Healthcare Bhd(b)	26,561,100	7,109,675
Kuala Lumpur Kepong Bhd(b)	4,009,000	24,056,927
Lafarge Malaysia Bhd(a)(b)	4,656,400	3,682,516
Magnum Bhd	8,722,600	4,075,287
Mah Sing Group Bhd(b)	15,235,723	4,374,779
Malayan Banking Bhd	30,697,000	74,398,861
Malaysia Airports Holdings Bhd(b)	7,264,300	16,527,851
Malaysia Building Society Bhd	15,679,200	4,044,276
Malaysian Resources Corp. Bhd(b)	20,963,900	3,570,928
Maxis Bhd(b)	16,530,600	23,250,242
MISC Bhd	10,383,900	14,983,946
Nestle Malaysia Bhd(b)	422,900	15,127,461
OSK Holdings Bhd	11,986,000	2,902,073
Pavilion REIT	13,668,400	5,421,461
Petronas Chemicals Group Bhd	20,049,500	46,153,612
Petronas Dagangan Bhd	2,197,300	14,543,511
Petronas Gas Bhd	5,777,000	26,287,845
Pos Malaysia Bhd(b)	3,988,800	3,503,971
PPB Group Bhd	4,956,020	20,260,649
Press Metal Aluminium Holdings Bhd(b)	12,551,700	15,210,480
Public Bank Bhd	24,067,260	147,115,117
QL Resources Bhd	9,590,695	13,605,974
RHB Bank Bhd	7,852,566	10,318,495
RHB Bank Bhd, New(a)(d)	1,769,000	4
Sime Darby Bhd	21,021,300	13,043,999
Sime Darby Plantation Bhd	19,754,100	25,765,172
Sime Darby Property Bhd	20,811,700	6,381,005
SP Setia Bhd Group(b)	5,213,200	3,336,347
Sunway Bhd(b)	19,415,554	7,370,304
Sunway Construction Group Bhd(b)	6,837,270	3,194,442

Security	Shares	Value

Malaysia (continued)
Sunway REIT	18,957,400	$7,934,476
Supermax Corp. Bhd	6,235,800	5,098,501
Ta Ann Holdings Bhd	4,775,360	3,195,581
Telekom Malaysia Bhd(b)	10,337,700	8,326,509
Tenaga Nasional Bhd	26,499,500	101,110,150
TIME dotCom Bhd(b)	4,021,800	8,025,005
Top Glove Corp. Bhd(b)	6,609,700	17,917,522
UEM Sunrise Bhd(b)	15,536,600	3,402,589
UOA Development Bhd	9,334,300	5,519,491
VS Industry Bhd(b)	11,552,775	4,441,753
WCT Holdings Bhd(b)	12,526,479	2,743,358
Westports Holdings Bhd	11,479,100	10,391,106
YTL Corp. Bhd	31,670,866	10,249,970

		1,258,486,326
Mexico — 3.1%
Alfa SAB de CV, Class A	25,455,947	33,456,654
Alsea SAB de CV	4,623,524	16,457,574
America Movil SAB de CV, Series L, NVS	278,399,395	233,692,126
Arca Continental SAB de CV	3,907,038	24,021,934
Axtel SAB de CV, CPO(a)(b)	14,794,500	2,955,728
Banco del Bajio SA(c)	4,784,553	11,135,306
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	14,847,411	23,481,902
Bolsa Mexicana de Valores SAB de CV	4,241,278	8,564,407
Cemex SAB de CV, CPO(a)	125,289,930	88,657,344
Coca-Cola Femsa SAB de CV, Series L, NVS	4,245,200	25,517,159
Concentradora Fibra Hotelera Mexicana SA de CV(c)	6,691,704	4,231,202
Consorcio ARA SAB de CV	11,964,900	4,054,944
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	6,672,459	4,871,605
Corp. Inmobiliaria Vesta SAB de CV	5,385,200	7,641,039
El Puerto de Liverpool SAB de CV, Series C1, NVS(b)	1,551,905	10,917,431
Fibra Uno Administracion SA de CV	29,447,000	38,594,274
Fomento Economico Mexicano SAB de CV	16,215,660	154,952,184
Genomma Lab Internacional SAB de CV, Class B(a)(b)	7,530,668	6,514,330
Gruma SAB de CV, Series B	1,842,359	23,322,769
Grupo Aeromexico SAB de CV(a)	4,453,600	6,256,306
Grupo Aeroportuario del Centro Norte SAB de CV	2,786,700	18,366,671
Grupo Aeroportuario del Pacifico SAB de CV, Series B	3,058,397	31,549,291
Grupo Aeroportuario del Sureste SAB de CV, Series B	1,848,820	34,608,387
Grupo Bimbo SAB de CV, Series A(b)	14,182,292	29,483,858
Grupo Carso SAB de CV, Series A1	4,711,886	17,422,679
Grupo Comercial Chedraui SA de CV	3,629,500	8,606,550
Grupo Financiero Banorte SAB de CV, Series O	20,602,578	141,003,287
Grupo Financiero Inbursa SAB de CV, Series O(b)	19,979,871	31,724,530
Grupo Herdez SAB de CV	3,036,100	6,534,113
Grupo Mexico SAB de CV, Series B	29,588,324	86,689,046
Grupo Televisa SAB, CPO	20,673,674	74,540,053
Industrias Bachoco SAB de CV, Series B(b)	1,775,684	8,581,939
Industrias CH SAB de CV, Series B(a)(b)	1,608,500	6,286,614
Industrias Penoles SAB de CV	1,242,165	21,096,763
Infraestructura Energetica Nova SAB de CV	4,675,471	21,723,744
Kimberly-Clark de Mexico SAB de CV, Series A	13,441,183	23,591,752
La Comer SAB de CV(a)(b)	4,570,502	5,067,579

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Macquarie Mexico Real Estate Management SA de CV	8,179,400	$9,017,638
Mexichem SAB de CV	9,215,683	31,179,233
PLA Administradora Industrial S.de RL de CV	6,825,349	10,252,034
Promotora y Operadora de Infraestructura SAB de CV	2,036,820	21,565,014
Qualitas Controladora SAB de CV(b)	3,124,989	7,826,978
Regional SAB de CV	2,126,447	13,046,390
Telesites SAB de CV(a)	14,141,995	11,013,013
Wal-Mart de Mexico SAB de CV	43,007,893	118,965,898

		1,519,039,272
Pakistan — 0.1%
Engro Corp. Ltd./Pakistan	2,964,300	7,854,500
Engro Fertilizers Ltd.	5,597,347	3,559,038
Fauji Fertilizer Co. Ltd.	5,546,820	4,355,694
Habib Bank Ltd.	4,914,400	5,978,428
Hub Power Co. Ltd. (The)	6,786,495	5,049,830
Lucky Cement Ltd.	1,355,300	5,903,497
MCB Bank Ltd.	3,250,900	5,269,260
National Bank of Pakistan(a)	4,863,500	2,050,387
Nishat Mills Ltd.	3,509,400	3,828,822
Oil &Gas Development Co. Ltd.	6,428,200	7,894,026
Pakistan Oilfields Ltd.	1,064,850	5,517,321
Pakistan State Oil Co. Ltd.	2,038,882	5,642,522
Searle Co. Ltd. (The)	1,113,957	2,816,970
United Bank Ltd./Pakistan	4,055,400	5,162,101

		70,882,396
Peru — 0.4%
Cia. de Minas Buenaventura SAA, ADR, NVS	1,868,290	23,521,771
Credicorp Ltd.	558,660	121,799,053
Southern Copper Corp.(b)	740,206	32,302,590

		177,623,414
Philippines — 1.0%
Aboitiz Equity Ventures Inc.	17,474,040	17,468,157
Aboitiz Power Corp.	11,785,500	8,155,598
Alliance Global Group Inc.(a)	30,917,000	7,979,625
Ayala Corp.	2,220,035	41,520,816
Ayala Land Inc.	61,390,800	51,093,937
Bank of the Philippine Islands	8,570,363	15,027,148
BDO Unibank Inc.	17,606,836	42,841,501
Bloomberry Resorts Corp.	23,285,600	4,159,076
Cebu Air Inc.	2,739,450	3,688,943
Cosco Capital Inc.	27,253,400	3,053,188
D&L Industries Inc.	28,252,800	5,569,397
DMCI Holdings Inc.	36,317,200	8,694,175
Filinvest Land Inc.	113,760,000	3,212,718
First Gen Corp.	12,408,400	3,945,216
First Philippine Holdings Corp.	1,976,290	2,398,841
Globe Telecom Inc.	320,835	12,697,068
GT Capital Holdings Inc.	834,729	13,675,892
International Container Terminal Services Inc.	4,812,080	8,428,430
JG Summit Holdings Inc.	25,572,163	28,696,225
Jollibee Foods Corp.	3,868,810	20,838,956
Manila Electric Co.	990,710	6,918,739
Manila Water Co. Inc.	12,410,500	5,663,503
Megaworld Corp.	102,041,600	8,759,837
Melco Resorts And Entertainment (Philippines) Corp.(a)	20,942,100	2,671,226
Metro Pacific Investments Corp.	130,582,000	13,310,240

Security	Shares	Value

Philippines (continued)
Metropolitan Bank & Trust Co.	8,060,032	$11,042,069
Nickel Asia Corp.	18,462,124	1,874,941
PLDT Inc.	767,245	19,989,008
Robinsons Land Corp.	20,506,213	8,169,042
Security Bank Corp.	2,037,840	7,413,030
SM Investments Corp.	2,084,832	37,666,412
SM Prime Holdings Inc.	77,821,296	56,763,495
Universal Robina Corp.	8,067,390	21,048,120
Vista Land & Lifescapes Inc.	46,882,800	5,611,766

		510,046,335
Poland — 1.2%
Alior Bank SA(a)	817,658	15,118,159
Asseco Poland SA	617,400	7,699,781
Bank Handlowy w Warszawie SA	298,587	5,516,694
Bank Millennium SA(a)	5,495,202	13,407,848
Bank Polska Kasa Opieki SA	1,231,419	39,096,119
Bank Zachodni WBK SA	293,796	30,014,617
Budimex SA	120,834	3,742,769
CCC SA	276,238	16,181,965
CD Projekt SA(a)	583,200	32,642,530
Ciech SA	271,928	3,886,322
Cyfrowy Polsat SA(a)	2,073,477	12,664,691
Dino Polska SA(a)(c)	394,861	9,795,218
Enea SA(a)	2,141,334	4,968,684
Eurocash SA(b)	850,632	4,705,639
Getin Noble Bank SA(a)	5,818,583	1,185,707
Grupa Azoty SA	413,320	4,267,456
Grupa Lotos SA	814,831	15,475,468
Jastrzebska Spolka Weglowa SA(a)	469,511	9,822,806
KGHM Polska Miedz SA	1,187,209	29,289,510
KRUK SA	158,881	8,935,964
LPP SA	11,285	28,224,382
Lubelski Wegiel Bogdanka SA(a)	163,848	2,648,849
mBank SA	128,640	14,316,441
Orange Polska SA(a)(b)	5,519,004	7,287,793
PGE Polska Grupa Energetyczna SA(a)	7,048,190	17,235,314
PLAY Communications SA(c)	874,842	5,158,084
Polski Koncern Naftowy ORLEN SA	2,460,604	65,679,397
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	14,979,511	23,687,526
Powszechna Kasa Oszczednosci Bank Polski SA	7,298,609	83,685,772
Powszechny Zaklad Ubezpieczen SA	5,082,261	61,670,115
Tauron Polska Energia SA(a)	10,506,980	5,709,617
Warsaw Stock Exchange	492,094	5,548,751

		589,269,988
Qatar — 0.9%
Al Meera Consumer Goods Co. QSC	111,127	4,604,781
Barwa Real Estate Co.	994,541	9,792,178
Commercial Bank PQSC (The)	2,003,187	21,579,988
Doha Bank QPSC	425,969	2,993,261
Ezdan Holding Group QSC(a)	7,178,699	20,315,128
Gulf International Services QSC(a)	446,817	2,120,864
Industries Qatar QSC	1,454,118	49,300,896
Masraf Al Rayan QSC	3,598,461	37,092,972
Ooredoo QPSC	780,624	15,623,792
Qatar Electricity & Water Co. QSC	378,614	19,813,996
Qatar Gas Transport Co. Ltd.	2,210,288	10,569,931
Qatar Industrial Manufacturing Co. QSC	288,362	3,232,625
Qatar Insurance Co. SAQ	1,642,716	16,537,877
Qatar Islamic Bank SAQ	908,892	34,791,551

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
Qatar National Bank QPSC	3,721,781	$181,135,800
Qatar National Cement Co. QSC	224,325	3,526,785
United Development Co. QSC	1,898,260	7,214,463
Vodafone Qatar QSC(a)	1,702,419	4,254,477

		444,501,365
Russia — 3.0%
Aeroflot PJSC	5,381,157	9,227,751
Alrosa PJSC	22,217,200	33,444,343
Gazprom PJSC	69,791,600	155,377,398
Gazprom PJSC, ADR, NVS	9,655,751	42,581,862
Inter RAO UES PJSC	299,048,648	17,937,480
LSR Group PJSC, GDR, NVS(e)	2,614,257	5,333,084
LUKOIL PJSC	2,794,088	194,994,498
LUKOIL PJSC, ADR, NVS	724,435	49,986,015
M.Video PJSC(a)	453,304	2,914,175
Magnit PJSC, GDR, NVS(e)	3,046,007	44,989,523
Magnitogorsk Iron &Steel Works PJSC	19,119,927	13,752,239
Mechel PJSC, ADR, NVS(a)	955,284	2,541,055
MMC Norilsk Nickel PJSC	557,509	92,871,607
Mobile TeleSystems PJSC, ADR, NVS	4,388,042	34,007,326
Moscow Exchange MICEX-RTS PJSC	13,482,645	19,625,314
Novatek PJSC, GDR, NVS(e)	776,469	129,670,323
Novolipetsk Steel PJSC	10,602,658	26,077,781
PhosAgro PJSC, GDR, NVS(e)	1,195,697	15,842,985
Polyus PJSC	174,832	11,351,118
Rosneft Oil Co. PJSC	1,378,100	8,914,696
Rosneft Oil Co. PJSC, GDR, NVS(e)	8,457,126	53,888,807
RusHydro PJSC	1,037,281,000	9,808,574
Sberbank of Russia PJSC	14,908,356	40,284,628
Sberbank of Russia PJSC,ADR	18,530,702	201,150,770
Severstal PJSC	1,869,870	30,152,231
Surgutneftegas PJSC	54,213,550	23,133,047
Surgutneftegas PJSC, ADR, NVS	1,338,259	5,567,157
Tatneft PJSC	13,133,548	152,699,463
VTB Bank PJSC	2,703,690,000	1,661,864
VTB Bank PJSC, GDR, NVS(e)	12,670,817	15,965,229
X5 Retail Group NV, GDR(e)	707,699	16,706,440

		1,462,458,783
South Africa — 6.0%
Absa Group Ltd.	5,799,838	64,346,978
Adcock Ingram Holdings Ltd.	1,080,482	5,255,193
Advtech Ltd.	5,507,819	5,732,906
AECI Ltd.	1,273,949	9,049,049
African Rainbow Minerals Ltd.	1,099,916	9,453,966
Anglo American Platinum Ltd.	473,623	13,900,376
AngloGold Ashanti Ltd.	3,593,681	28,918,692
Aspen Pharmacare Holdings Ltd.	3,175,655	63,165,217
Astral Foods Ltd.	464,340	8,204,330
Attacq Ltd.(a)	5,234,655	5,766,561
AVI Ltd.	3,034,458	24,027,129
Barloworld Ltd.	1,760,392	15,019,128
Bid Corp. Ltd.	2,855,237	61,112,449
Bidvest Group Ltd. (The)	2,732,582	40,285,826
Blue Label Telecoms Ltd.	5,516,915	2,696,092
Brait SE(a)(b)	2,761,033	7,032,967
Capitec Bank Holdings Ltd.(b)	343,784	23,529,010
Cashbuild Ltd.	245,434	5,193,041
City Lodge Hotels Ltd.	553,281	5,249,112
Clicks Group Ltd.	2,218,612	30,739,919

Security	Shares	Value

South Africa (continued)
Coronation Fund Managers Ltd.	1,917,266	$7,531,006
Discovery Ltd.	2,958,005	35,373,914
Emira Property Fund Ltd.	6,247,536	6,809,873
Exxaro Resources Ltd.	2,145,439	21,796,679
Famous Brands Ltd.(a)(b)	805,766	5,597,534
FirstRand Ltd.	27,333,984	131,900,873
Fortress REIT Ltd., Series A	11,906,803	13,401,122
Foschini Group Ltd. (The)	1,869,739	22,280,538
Gold Fields Ltd.	7,315,303	17,974,638
Grindrod Ltd.(a)	4,692,430	2,712,730
Growthpoint Properties Ltd.	26,739,892	46,430,363
Harmony Gold Mining Co. Ltd.	4,060,639	6,629,502
Hosken Consolidated Investments Ltd.	710,971	6,114,314
Hudaco Industries Ltd.	583,959	5,783,292
Hyprop Investments Ltd.	2,371,107	16,507,323
Impala Platinum Holdings Ltd.(a)(b)	6,452,754	7,883,580
Imperial Holdings Ltd.	1,273,120	17,916,006
Investec Ltd.	2,208,122	14,493,991
JSE Ltd.	869,107	9,607,410
KAP Industrial Holdings Ltd.	11,894,883	6,048,418
Kumba Iron Ore Ltd.	571,932	10,348,158
Liberty Holdings Ltd.	1,145,160	9,098,751
Life Healthcare Group Holdings Ltd.	11,492,160	20,911,594
Massmart Holdings Ltd.	1,003,301	7,584,719
Metair Investments Ltd.	2,805,264	3,346,883
MMI Holdings Ltd./South Africa	7,753,627	9,075,997
Mondi Ltd.	994,060	27,831,305
Mpact Ltd.	2,304,049	3,616,970
Mr. Price Group Ltd.	2,075,557	31,922,601
MTN Group Ltd.	13,710,201	83,274,177
Murray & Roberts Holdings Ltd.	4,125,785	4,367,609
Nampak Ltd.(a)	5,699,866	6,131,210
Naspers Ltd., Class N	3,645,264	812,530,932
Nedbank Group Ltd.	1,793,915	34,036,174
NEPI Rockcastle PLC	3,219,319	30,762,198
Netcare Ltd.	9,072,802	18,175,018
Northam Platinum Ltd.(a)	3,407,224	9,060,350
Old Mutual Ltd.(a)	40,955,592	84,979,097
Omnia Holdings Ltd.	672,213	5,964,521
Pick n Pay Stores Ltd.	3,167,582	15,674,410
Pioneer Foods Group Ltd.	1,190,726	8,574,121
PPC Ltd.(a)	14,366,852	6,020,815
PSG Group Ltd.	1,208,942	18,569,085
Rand Merchant Investment Holdings Ltd.	6,244,173	17,405,479
Redefine Properties Ltd.	45,993,437	32,490,885
Reinet Investments SCA	1,203,919	23,410,734
Remgro Ltd.	4,316,466	63,168,226
Resilient REIT Ltd.	2,576,351	10,021,414
Reunert Ltd.	1,798,789	9,335,716
RMB Holdings Ltd.	5,919,397	34,058,880
Royal Bafokeng Platinum Ltd.(a)	669,068	1,050,324
SA Corporate Real Estate Ltd.	23,646,129	7,069,024
Sanlam Ltd.	14,038,912	76,024,044
Sappi Ltd.	4,601,019	31,526,068
Sasol Ltd.	4,574,842	179,855,575
Shoprite Holdings Ltd.	3,640,399	50,687,921
Sibanye Gold Ltd.(a)	1,920,429	1,120,701
SPAR Group Ltd. (The)	1,644,838	23,014,541
Standard Bank Group Ltd.	10,606,397	134,896,068
Super Group Ltd./South Africa(a)	3,603,911	9,691,603

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Telkom SA SOC Ltd.	2,374,754	$8,151,276
Tiger Brands Ltd.	1,334,489	26,074,510
Tongaat Hulett Ltd.	1,104,018	5,958,928
Trencor Ltd.	1,861,097	4,257,928
Truworths International Ltd.	3,685,163	21,641,254
Tsogo Sun Holdings Ltd.	4,092,509	5,871,481
Vodacom Group Ltd.	4,888,193	42,168,328
Vukile Property Fund Ltd.	6,820,445	9,356,945
Wilson Bayly Holmes-Ovcon Ltd.	599,525	6,129,774
Woolworths Holdings Ltd./South Africa	8,375,435	30,995,040
Zeder Investments Ltd.	14,714,440	5,001,478

		2,963,761,887
South Korea — 14.6%
Advanced Process Systems Corp.(a)(b)	213,201	4,989,342
Ahnlab Inc.	55,474	2,900,406
AK Holdings Inc.	56,208	3,393,233
Amorepacific Corp.(b)	265,186	62,654,555
AMOREPACIFIC Group(b)	252,621	21,877,253
Ananti Inc.(a)(b)	422,440	2,819,682
Aprogen pharmaceuticals Inc.(a)(b)	1,325,194	4,785,770
Asiana Airlines Inc.(a)	973,477	3,690,494
ATGen Co. Ltd.(a)(b)	335,006	4,860,393
BGF retail Co. Ltd.(b)	64,940	10,005,130
BH Co. Ltd.(a)(b)	236,797	5,392,628
Binggrae Co. Ltd.(b)	74,740	4,706,710
BNK Financial Group Inc.	2,055,270	15,398,600
Boditech Med Inc.	260,109	3,715,342
Bukwang Pharmaceutical Co. Ltd.	293,357	6,799,273
Caregen Co. Ltd.	47,184	3,552,099
Cell Biotech Co. Ltd.	93,531	3,108,878
Celltrion Healthcare Co. Ltd.(a)(b)	297,551	24,164,408
Celltrion Inc.(a)(b)	678,923	164,676,108
Cheil Worldwide Inc.	612,665	10,622,499
Chong Kun Dang Pharmaceutical Corp.	62,049	6,047,987
CJ CGV Co. Ltd.	146,602	6,980,107
CJ CheilJedang Corp.(b)	65,337	20,103,241
CJ Corp.(b)	121,481	14,405,509
CJ ENM Co. Ltd.	95,156	21,541,852
CJ Freshway Corp.(b)	92,972	2,647,633
CJ Logistics Corp.(a)(b)	73,596	10,181,722
Com2uSCorp.(b)	83,991	11,763,192
Cosmax Inc.(b)	77,606	10,597,055
Coway Co. Ltd.	423,075	34,738,405
CrystalGenomics Inc.(a)(b)	336,030	6,007,274
Daeduck Electronics Co.(b)	538,949	4,037,942
Daeduck GDS Co. Ltd.(b)	264,270	3,015,073
Daekyo Co. Ltd.	365,423	2,383,301
Daelim Industrial Co. Ltd.	252,203	18,555,833
Daesang Corp.	204,132	4,877,969
Daewoo Engineering & Construction Co. Ltd.(a)	1,566,460	7,373,894
Daewoong Pharmaceutical Co. Ltd.(b)	48,002	8,840,147
Daishin Securities Co. Ltd.	364,833	3,998,529
Daou Technology Inc.	260,350	5,309,208
DB HiTek Co. Ltd.	376,801	6,211,470
DB Insurance Co. Ltd.	411,206	23,642,082
Dentium Co. Ltd.(b)	73,666	6,194,257
DGB Financial Group Inc.	1,273,035	11,722,238
DIO Corp.(a)(b)	127,824	3,864,059
Dong-A Socio Holdings Co. Ltd.	44,934	4,238,485
Dong-A ST Co. Ltd.	57,548	5,324,928

Security	Shares	Value

South Korea (continued)
Dongjin Semichem Co. Ltd.	333,762	$3,343,167
DongKook Pharmaceutical Co. Ltd.	78,292	4,874,128
Dongkuk Steel Mill Co. Ltd.(b)	680,885	5,725,269
Dongsuh Cos. Inc.	337,591	6,869,188
Dongwon Industries Co. Ltd.	17,658	4,782,722
Doosan Bobcat Inc.	213,423	6,825,548
Doosan Heavy Industries & Construction Co. Ltd.(a)(b)	692,662	8,804,894
Doosan Infracore Co. Ltd.(a)(b)	1,181,370	10,103,438
DoubleUGames Co. Ltd.	98,135	6,144,733
Douzone Bizon Co. Ltd.	182,391	9,339,520
E1 Corp.(b)	37,604	2,189,048
Ecopro Co. Ltd.(a)(b)	202,144	7,145,817
E-MART Inc.(b)	177,083	34,123,257
Eo Technics Co Ltd.(b)	93,875	5,043,098
Fila Korea Ltd.	454,965	17,063,997
Foosung Co. Ltd.(a)(b)	575,940	6,001,800
GemVax & Kael Co. Ltd.(a)(b)	333,096	4,413,750
Genexine Co. Ltd.(a)(b)	127,349	11,428,976
Grand Korea Leisure Co. Ltd.	290,170	6,295,293
Green Cross Cell Corp.	127,710	6,172,392
Green Cross Corp./South Korea(b)	51,581	9,082,223
Green Cross Holdings Corp.	257,334	7,085,556
GS Engineering & Construction Corp.(b)	446,463	19,211,766
GS Holdings Corp.	431,509	20,584,043
GS Home Shopping Inc.	33,150	6,179,423
GS Retail Co. Ltd.(b)	243,042	8,122,142
G-treeBNT Co. Ltd.(a)(b)	197,744	5,888,886
Gwangju Shinsegae Co. Ltd.(b)	12,842	2,422,692
Halla Holdings Corp.(b)	88,122	3,320,952
Hana Financial Group Inc.	2,366,236	90,767,890
Hana Tour Service Inc.(b)	100,996	6,378,313
Hanall Biopharma Co. Ltd.(a)(b)	273,906	7,800,225
Hancom Inc.(b)	245,333	3,834,878
Handsome Co. Ltd.	162,566	5,681,011
Hanil Cement Co. Ltd./New(a)(b)	20,548	2,796,588
Hanil Holdings Co. Ltd.(b)	18,524	1,322,965
Hanjin Heavy Industries & Construction Co. Ltd.(a)(b)	832,715	1,956,205
Hanjin Kal Corp.(b)	423,965	6,893,740
Hanjin Transportation Co. Ltd.	113,936	3,034,813
Hankook Shell Oil Co. Ltd.	12,656	3,854,273
Hankook Tire Co. Ltd.(b)	620,834	26,017,973
Hankook Tire Worldwide Co. Ltd.(b)	294,967	4,822,710
Hanmi Pharm Co. Ltd.(b)	52,543	23,483,037
Hanmi Science Co. Ltd.(b)	115,545	9,020,222
Hanon Systems	1,626,704	17,536,224
Hansae Co. Ltd.	161,551	2,706,667
Hansol Chemical Co. Ltd.(b)	84,983	6,351,871
Hansol Technics Co. Ltd.(a)	337,519	2,956,304
Hanssem Co. Ltd.(b)	102,331	7,584,160
Hanwha Aerospace Co. Ltd.(a)(b)	359,956	8,084,176
Hanwha Chemical Corp.(b)	957,817	17,424,241
Hanwha Corp.	368,360	10,539,699
Hanwha General Insurance Co. Ltd.	833,824	5,220,997
Hanwha Investment & Securities Co. Ltd.(a)(b)	1,435,884	3,334,465
Hanwha Life Insurance Co. Ltd.	2,121,972	9,245,442
HDC Hyundai Development Co-Engineering & Construction, Class E(a)	372,355	18,698,868
Hite Jinro Co. Ltd.(b)	257,875	3,891,928
HLB Inc.(a)(b)	275,009	25,693,694

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Homecast Co. Ltd.(a)(b)	352,011	$2,779,658
Hotel Shilla Co. Ltd.(b)	270,915	26,284,706
HS Industries Co. Ltd.(b)	435,301	3,499,927
Huchems Fine Chemical Corp.	215,504	4,907,718
Hugel Inc.(a)(b)	22,383	8,618,204
Humedix Co. Ltd.(b)	137,191	4,178,031
Huons Co. Ltd.(b)	85,505	7,635,267
Huons Global Co. Ltd.(b)	87,133	4,618,288
Hy-Lok Corp.(b)	158,631	3,498,532
Hyosung Advanced Materials Corp.(a)	22,033	3,166,941
Hyosung Chemical Corp.(a)	22,940	3,894,947
Hyosung Corp.(b)	81,865	3,375,649
Hyosung Heavy Industries Corp.(a)	71,662	3,811,158
Hyosung TNC Co. Ltd.(a)	21,935	3,744,015
Hyundai Construction Equipment Co. Ltd.(a)	58,776	6,230,578
Hyundai Department Store Co. Ltd.	113,566	10,161,410
Hyundai Elevator Co. Ltd.(b)	128,111	10,507,599
Hyundai Engineering & Construction Co. Ltd.(b)	652,028	35,145,021
Hyundai Glovis Co. Ltd.(b)	156,467	17,008,047
Hyundai Greenfood Co. Ltd.(b)	457,905	5,368,244
Hyundai Heavy Industries Co. Ltd.(a)(b)	309,689	32,828,731
Hyundai Heavy Industries Holdings Co. Ltd.(a)(b)	81,783	27,734,881
Hyundai Home Shopping Network Corp.	64,986	6,626,161
Hyundai Livart Furniture Co. Ltd.(b)	176,134	3,686,765
Hyundai Marine & Fire Insurance Co. Ltd.	531,292	17,755,076
Hyundai Merchant Marine Co. Ltd.(a)(b)	2,357,943	9,638,091
Hyundai Mipo Dockyard Co. Ltd.(a)(b)	103,766	9,116,754
Hyundai Mobis Co. Ltd.(b)	562,908	113,274,394
Hyundai Motor Co.	1,283,316	144,108,611
Hyundai Motor Securities Co. Ltd.	394,388	3,511,104
Hyundai Rotem Co. Ltd.(a)(b)	260,425	6,375,225
Hyundai Steel Co.(b)	656,057	31,413,411
Il Dong Pharmaceutical Co. Ltd.	173,458	3,903,448
Iljin Materials Co. Ltd.(b)	195,285	9,719,076
Ilyang Pharmaceutical Co. Ltd.(a)	183,777	5,580,257
iMarketKorea Inc.	260,253	1,636,591
InBody Co. Ltd.	125,645	3,312,834
Industrial Bank of Korea	2,001,426	26,789,963
ING Life Insurance Korea Ltd.(b)(c)	282,692	8,837,696
Innocean Worldwide Inc.	96,345	5,054,618
Innox Advanced Materials Co. Ltd.(a)(b)	80,259	4,116,955
iNtRON Biotechnology Inc.(a)(b)	158,496	5,695,405
IS Dongseo Co. Ltd.	177,950	5,818,964
It’s Hanbul Co. Ltd.(b)	83,397	3,318,948
Jayjun Cosmetic Co. Ltd.(a)(b)	210,717	4,069,906
JB Financial Group Co. Ltd.(b)	1,042,671	5,816,814
Jeil Pharmaceutical Co. Ltd.(b)	74,522	2,774,951
Jenax Inc.(a)(b)	180,649	2,499,209
Jusung Engineering Co. Ltd.(b)	478,861	3,901,783
JW Holdings Corp.(b)	419,058	3,098,277
JW Pharmaceutical Corp.	148,881	6,159,071
Kakao Corp.(b)	387,320	43,493,689
Kakao M Corp.(b)	72,945	6,546,472
Kangwon Land Inc.	941,815	24,494,043
KB Financial Group Inc.	3,222,696	149,677,387
KC Co. Ltd.	91,012	1,782,385
KC Tech Co. Ltd./New	160,188	2,475,168
KCC Corp.	50,897	14,837,243
KEPCO Engineering & Construction Co. Inc.(b)	153,718	2,886,140
KEPCO Plant Service & Engineering Co. Ltd.	208,765	6,826,615

Security	Shares	Value

South Korea (continued)
Kia Motors Corp.	2,139,209	$61,592,461
KISWIRE Ltd.(b)	97,932	2,291,810
KIWOOM Securities Co. Ltd.(b)	104,495	8,655,113
Koh Young Technology Inc.(b)	122,410	11,689,514
Kolon Corp.(b)	76,775	2,755,389
Kolon Industries Inc.(b)	148,535	9,047,004
Kolon Life Science Inc.(a)(b)	86,555	6,228,321
Komipharm International Co. Ltd.(a)(b)	388,670	8,956,013
Korea Aerospace Industries Ltd.(a)(b)	637,398	23,906,362
Korea Electric Power Corp.	2,070,887	56,741,727
Korea Gas Corp.(a)	209,332	9,891,626
Korea Investment Holdings Co. Ltd.	345,143	22,107,259
Korea Kolmar Co. Ltd.(b)	135,407	9,038,081
Korea Line Corp.(a)	138,315	2,926,217
Korea Petrochemical Ind. Co Ltd.(b)	29,298	5,671,939
Korea REIT Co. Ltd.	1,992,248	5,154,448
Korea Zinc Co. Ltd.	68,884	25,093,170
Korean Air Lines Co. Ltd.	382,052	9,627,237
Korean Reinsurance Co.	836,058	7,811,169
KT Corp.	51,660	1,341,215
KT Skylife Co. Ltd.	319,500	3,817,410
KT&G Corp.	959,841	87,089,737
Kukdo Chemical Co. Ltd.	89,464	4,717,726
Kumho Industrial Co. Ltd.(b)	313,959	3,017,887
Kumho Petrochemical Co. Ltd.(b)	156,018	14,296,219
Kumho Tire Co. Inc.(a)(b)	913,442	4,472,226
Kwang Dong Pharmaceutical Co. Ltd.(b)	620,773	4,193,696
Kwangju Bank Co. Ltd.	423,343	4,297,512
L&F Co. Ltd.(b)	139,060	6,040,112
LF Corp.	186,965	4,459,346
LG Chem Ltd.(b)	381,086	125,299,803
LG Corp.(b)	773,182	49,663,130
LG Display Co. Ltd.(b)	1,964,052	37,493,694
LG Electronics Inc.	881,139	60,792,773
LG Hausys Ltd.	73,376	4,423,060
LG Household & Health Care Ltd.(b)	78,226	88,897,175
LG Innotek Co. Ltd.(b)	121,349	15,643,518
LG International Corp.	265,273	5,075,969
LG Uplus Corp.	1,130,121	15,939,361
LIG Nex1 Co. Ltd.(b)	119,200	3,565,881
Lock&Lock Co. Ltd.(b)	198,110	3,123,416
Lotte Chemical Corp.	139,133	39,496,948
Lotte Confectionery Co. Ltd.	19,994	2,981,632
Lotte Corp.(a)	266,271	11,529,679
LOTTE Fine Chemical Co. Ltd.	164,924	9,008,111
Lotte Food Co. Ltd.(b)	5,891	4,339,595
LOTTE Himart Co. Ltd.	74,145	4,769,152
Lotte Shopping Co. Ltd.	90,341	14,608,436
LS Corp.	162,634	9,818,088
LS Industrial Systems Co. Ltd.	138,952	8,937,666
Maeil Dairies Co. Ltd.	59,074	4,537,418
Mando Corp.(b)	288,642	9,270,046
Medipost Co. Ltd.(a)(b)	77,592	7,144,751
Medy-Tox Inc.	37,780	22,732,825
Meritz Fire & Marine Insurance Co. Ltd.	518,824	8,506,076
Meritz Securities Co. Ltd.	3,242,699	11,535,811
Mirae Asset Daewoo Co. Ltd.	3,388,032	25,018,751
Modetour Network Inc.(b)	213,327	4,321,541
Muhak Co. Ltd.	211,682	2,757,390
Namhae Chemical Corp.(b)	263,217	3,215,875

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Namyang Dairy Products Co. Ltd.	5,590	$3,173,768
Naturalendo Tech Co. Ltd.(a)(b)	155,603	3,012,392
NAVER Corp.(b)	231,749	156,560,435
NCSoft Corp.(b)	144,988	50,471,949
Netmarble Corp.(b)(c)	222,391	23,274,987
Nexen Corp.	478,441	2,651,917
Nexen Tire Corp.	355,768	3,160,891
NH Investment & Securities Co. Ltd.	1,127,453	13,622,821
NHN Entertainment Corp.(a)	100,628	5,451,079
NHN KCP Corp.(a)(b)	200,864	2,661,586
NICE Holdings Co. Ltd.	260,659	4,636,436
NICE Information Service Co. Ltd.	464,580	4,277,901
Nong Shim Holdings Co. Ltd.(b)	36,924	2,889,171
NongShim Co. Ltd.(b)	26,281	5,890,589
NS Shopping Co. Ltd.	258,702	2,881,826
NUTRIBIOTECH Co. Ltd.(a)(b)	160,507	2,790,110
OCI Co. Ltd.	156,425	16,230,596
Orion Corp./Republic of Korea	176,505	16,966,298
Osstem Implant Co. Ltd.(a)	113,840	5,092,963
Ottogi Corp.	11,375	7,408,593
Pan Ocean Co. Ltd.(a)(b)	2,034,180	9,429,429
Paradise Co. Ltd.(b)	440,968	8,021,922
Partron Co. Ltd.(b)	439,543	3,162,862
Pearl Abyss Corp.(a)(b)	48,668	11,148,848
Poongsan Corp.	218,505	6,605,303
POSCO	625,166	183,368,548
POSCO Chemtech Co. Ltd.(b)	204,032	11,089,194
Posco Daewoo Corp.	395,198	6,479,238
Posco ICT Co. Ltd.(b)	430,395	2,578,929
S&T Motiv Co. Ltd.	123,760	3,579,996
S-1 Corp.	143,386	11,039,105
Samchully Co. Ltd.	28,174	2,670,221
Samjin Pharmaceutical Co. Ltd.	165,596	8,196,864
Samsung Biologics Co. Ltd.(a)(b)(c)	139,686	58,100,542
Samsung C&T Corp.	635,471	70,217,790
Samsung Card Co. Ltd.	204,466	6,474,803
Samsung Electro-Mechanics Co. Ltd.	470,990	68,121,448
Samsung Electronics Co. Ltd.	39,835,831	1,733,859,778
Samsung Engineering Co. Ltd.(a)	1,435,564	21,730,453
Samsung Fire & Marine Insurance Co. Ltd.	252,051	60,004,056
Samsung Heavy Industries Co. Ltd.(a)	3,567,717	22,691,853
Samsung Life Insurance Co. Ltd.	577,830	48,016,238
Samsung SDI Co. Ltd.(b)	466,959	99,000,426
Samsung SDS Co. Ltd.(b)	287,936	62,726,928
Samsung Securities Co. Ltd.	502,424	14,601,281
Samyang Corp.(b)	44,181	2,901,344
Samyang Holdings Corp.	41,699	3,820,957
Sangsangin Co. Ltd.(a)(b)	306,112	6,668,657
Seah Besteel Corp.	144,870	2,700,492
Sebang Global Battery Co. Ltd.	125,268	3,955,595
Seegene Inc.(a)	207,539	4,782,262
Seobu T&D(a)(b)	460,188	4,216,788
Seoul Semiconductor Co. Ltd.(b)	389,274	6,172,291
SFA Engineering Corp.	184,293	6,324,388
Shinhan Financial Group Co. Ltd.	3,327,331	130,325,321
Shinsegae Food Co. Ltd.	28,768	3,010,800
Shinsegae Inc.	64,251	18,730,135
Shinsegae International Inc.(b)	35,002	6,351,708
Silicon Works Co. Ltd.	126,673	5,268,796
SillaJen Inc.(a)(b)	497,403	34,138,786

Security	Shares	Value

South Korea (continued)
Sindoh Co. Ltd.(b)	77,375	$3,565,860
SK Chemicals Co. Ltd.(a)(b)	92,461	7,193,211
SK Discovery Co. Ltd.	7,592	219,613
SK Gas Ltd.(b)	49,505	3,789,090
SK Holdings Co. Ltd.	261,927	61,884,563
SK Hynix Inc.	4,824,798	359,752,265
SK Innovation Co. Ltd.	530,652	92,005,422
SK Materials Co. Ltd.(b)	54,785	8,883,522
SK Networks Co. Ltd.	1,147,155	4,616,857
SK Securities Co. Ltd.(a)(b)	3,742,335	3,462,790
SK Telecom Co. Ltd.	161,611	38,110,666
SKC Co. Ltd.	195,397	8,258,931
SKCKOLONPI Inc.(b)	139,394	6,636,915
SL Corp.	176,154	3,180,789
SM Entertainment Co. Ltd.(a)(b)	212,905	9,285,844
S-Oil Corp.	370,255	39,747,988
Songwon Industrial Co. Ltd.	185,052	4,571,648
Soulbrain Co. Ltd.	91,353	5,424,636
SPC Samlip Co. Ltd.(b)	28,618	3,213,628
Ssangyong Cement Industrial Co. Ltd.(b)	1,313,890	7,200,044
Ssangyong Motor Co.(a)(b)	725,836	2,947,293
Sungwoo Hitech Co. Ltd.(b)	722,560	2,914,517
Taekwang Industrial Co. Ltd.	3,853	5,572,771
Taewoong Co. Ltd.(a)(b)	132,715	1,889,712
Taeyoung Engineering & Construction Co. Ltd.(b)	405,298	4,915,351
Telcon RF Pharmaceutical Inc.(a)(b)	663,684	5,210,976
Tera Resource Co. Ltd.(a)(d)	49,111	—
Tongyang Inc.(b)	1,895,287	3,183,926
Tongyang Life Insurance Co. Ltd.	482,495	2,847,767
Toptec Co. Ltd.(a)(b)	197,312	3,332,404
Value Added Technology Co. Ltd.(b)	106,070	3,196,917
Vieworks Co. Ltd.	84,312	2,919,847
ViroMed Co. Ltd.(a)(b)	119,401	25,432,311
Webzen Inc.(a)(b)	162,787	2,902,863
Wonik Holdings Co. Ltd.(a)	521,796	2,625,035
WONIK IPS Co. Ltd.(b)	237,506	5,696,816
Woori Bank	3,753,255	54,959,400
YG Entertainment Inc.(b)	162,098	6,247,140
Youlchon Chemical Co. Ltd.	288,827	3,412,007
Youngone Corp.	200,154	6,230,370
Youngone Holdings Co. Ltd.	81,385	3,838,398
Yuanta Securities Korea Co. Ltd.(a)(b)	1,004,162	3,179,869
Yuhan Corp.	68,530	14,713,803
Yungjin Pharmaceutical Co. Ltd.(a)(b)	982,461	7,069,589

		7,146,874,108
Taiwan — 13.0%
AcBel Polytech Inc.(b)	5,984,000	3,945,173
Accton Technology Corp.(b)	4,207,000	14,998,095
Acer Inc.(b)	24,325,872	20,354,059
A-DATA Technology Co. Ltd.(b)	2,404,820	4,094,810
Advanced Ceramic X Corp.(b)	432,000	3,537,294
Advanced Wireless Semiconductor Co.(b)	1,817,000	3,401,514
Advantech Co. Ltd.(b)	2,717,165	18,488,930
Airtac International Group(b)	956,880	9,190,285
Alpha Networks Inc.(b)	4,412,700	2,535,704
AmTRAN Technology Co. Ltd.(a)(b)	8,763,000	3,680,374
Ardentec Corp.(b)	5,452,546	6,772,412
ASE Technology Holding Co. Ltd.	30,029,222	73,618,767
Asia Cement Corp.	18,710,050	25,492,938
Asia Optical Co. Inc.(b)	2,269,000	5,968,914

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Asia Pacific Telecom Co. Ltd.(a)	21,597,000	$5,146,998
Asia Polymer Corp.(b)	10,330,535	5,700,881
Asustek Computer Inc.(b)	5,546,000	47,217,288
AU Optronics Corp.(b)	69,176,000	29,954,120
Bank of Kaohsiung Co. Ltd.(b)	20,977,149	6,665,700
BES Engineering Corp.(b)	20,411,000	5,489,007
Bizlink Holding Inc.(b)	1,246,926	6,475,165
Brogent Technologies Inc.(b)	465,558	2,660,115
Capital Securities Corp.	23,507,050	7,921,145
Casetek Holdings Ltd.(b)	1,944,485	3,785,779
Catcher Technology Co. Ltd.	5,385,000	66,008,546
Cathay Financial Holding Co. Ltd.	66,279,078	113,504,135
Cathay Real Estate Development Co. Ltd.(b)	7,323,900	4,148,978
Center Laboratories Inc.	3,236,898	8,641,564
Chailease Holding Co. Ltd.	9,705,803	33,021,534
Chang Hwa Commercial Bank Ltd.	42,907,470	26,681,839
Cheng Loong Corp.(b)	10,384,000	7,251,727
Cheng Shin Rubber Industry Co. Ltd.(b)	16,267,650	24,839,746
Cheng Uei Precision Industry Co. Ltd.(b)	3,646,000	3,329,653
Chicony Electronics Co. Ltd.	4,073,787	8,568,017
China Airlines Ltd.	22,594,000	6,922,010
China Bills Finance Corp.(b)	14,521,000	6,665,997
China Development Financial Holding Corp.	118,811,000	42,936,744
China Life Insurance Co. Ltd./Taiwan	24,783,499	24,650,363
China Man-Made Fiber Corp.	18,607,535	7,057,717
China Metal Products(b)	3,585,146	3,665,101
China Motor Corp.	5,200,000	4,367,898
China Petrochemical Development Corp.(a)	22,041,900	10,190,297
China Steel Chemical Corp.(b)	1,637,000	7,648,038
China Steel Corp.(b)	99,657,529	81,601,395
China Synthetic Rubber Corp.	6,303,205	8,721,674
Chin-Poon Industrial Co. Ltd.(b)	3,088,000	3,815,387
Chipbond Technology Corp.(b)	5,749,000	13,158,219
Chlitina Holding Ltd.	512,000	4,584,079
Chong Hong Construction Co. Ltd.(b)	2,037,122	5,398,722
Chroma ATE Inc.	3,328,000	18,365,489
Chunghwa Precision Test Tech Co. Ltd.(b)	223,000	4,436,041
Chunghwa Telecom Co. Ltd.	29,588,000	104,518,900
Cleanaway Co. Ltd.	752,000	4,443,692
Clevo Co.	4,180,175	4,300,620
CMC Magnetics Corp.(a)(b)	25,301,566	5,988,683
Compal Electronics Inc.	31,856,000	19,965,098
Compeq Manufacturing Co. Ltd.(b)	9,491,000	9,084,662
Concraft Holding Co. Ltd.(b)	421,300	3,772,017
Continental Holdings Corp.(b)	9,792,600	4,447,559
Coretronic Corp.	3,726,200	6,999,894
CSBC Corp. Taiwan(a)(b)	2,840,449	3,264,459
CTBC Financial Holding Co. Ltd.	142,671,599	100,332,298
CTCI Corp.(b)	5,431,000	8,319,341
Cub Elecparts Inc.(b)	474,095	4,090,352
Darwin Precisions Corp.(b)	4,607,000	3,599,805
Delta Electronics Inc.(b)	17,636,000	70,624,385
Depo Auto Parts Ind. Co. Ltd.(b)	1,068,000	2,625,232
E Ink Holdings Inc.(b)	7,470,000	8,925,574
E.Sun Financial Holding Co. Ltd.	80,563,999	59,278,736
Eclat Textile Co. Ltd.	1,330,683	16,159,686
Egis Technology Inc.(b)	865,000	4,449,617
Elan Microelectronics Corp.	3,817,000	6,747,944
Elite Advanced Laser Corp.	1,448,516	3,499,264
Elite Material Co. Ltd.(b)	2,486,000	7,187,264

Security	Shares	Value

Taiwan (continued)
Elite Semiconductor Memory Technology Inc.(b)	3,981,000	$4,763,202
Ennoconn Corp.(b)	531,000	5,169,103
Epistar Corp.(b)	8,654,000	9,974,006
Eternal Materials Co. Ltd.(b)	8,666,915	7,590,429
Eva Airways Corp.	16,031,963	8,142,557
Evergreen Marine Corp. Taiwan Ltd.	18,594,148	7,900,167
Everlight Chemical Industrial Corp.(b)	8,409,781	5,024,238
Everlight Electronics Co. Ltd.(b)	3,557,000	3,682,650
Far Eastern Department Stores Ltd.(b)	8,695,167	4,954,108
Far Eastern International Bank(b)	21,183,201	7,758,783
Far Eastern New Century Corp.	23,030,916	26,806,292
Far EasTone Telecommunications Co. Ltd.	12,670,000	30,195,149
Faraday Technology Corp.(b)	2,388,000	5,566,687
Farglory Land Development Co. Ltd.	2,436,782	2,499,060
Feng Hsin Steel Co. Ltd.	4,065,000	7,676,054
Feng TAY Enterprise Co. Ltd.	2,499,506	15,136,191
Firich Enterprises Co. Ltd.(b)	2,766,041	4,223,582
First Financial Holding Co. Ltd.	77,036,512	51,541,603
FLEXium Interconnect Inc.(b)	2,828,616	9,117,141
Formosa Chemicals & Fibre Corp.	27,554,210	110,342,433
Formosa Petrochemical Corp.	10,307,000	42,281,686
Formosa Plastics Corp.	34,999,800	128,193,961
Formosa Taffeta Co. Ltd.	4,604,000	5,358,717
Foxconn Technology Co. Ltd.(b)	7,483,424	19,003,974
Foxsemicon Integrated Technology Inc.(b)	710,000	3,744,750
Fubon Financial Holding Co. Ltd.	50,729,000	84,066,616
General Interface Solution Holding Ltd.(b)	1,621,000	10,053,736
Genius Electronic Optical Co. Ltd.	571,000	7,408,221
Getac Technology Corp.	4,255,000	5,811,403
Giant Manufacturing Co. Ltd.	2,468,000	10,646,590
Gigabyte Technology Co. Ltd.(b)	4,432,000	7,561,022
Gigasolar Materials Corp.(b)	501,800	2,254,547
Ginko International Co. Ltd.(b)	476,000	3,207,944
Gintech Energy Corp.(a)(b)	6,937,762	2,936,380
Global Unichip Corp.(b)	751,000	7,653,036
Globalwafers Co. Ltd.(b)	1,894,000	24,172,163
Gloria Material Technology Corp.	8,144,048	4,852,225
Goldsun Building Materials Co. Ltd.(b)	16,109,000	4,919,499
Gourmet Master Co. Ltd.(b)	683,471	4,895,446
Grand Pacific Petrochemical	8,729,000	8,426,334
Grape King Bio Ltd.(b)	1,038,000	7,333,420
Great Wall Enterprise Co. Ltd.(b)	5,648,500	7,687,036
Greatek Electronics Inc.	3,631,000	6,182,689
HannStar Display Corp.(b)	25,174,640	6,729,083
Highwealth Construction Corp.(b)	6,854,230	11,135,474
Hiwin Technologies Corp.(b)	1,869,891	16,863,416
Ho Tung Chemical Corp.(a)	21,563,920	5,756,931
Holy Stone Enterprise Co. Ltd.(b)	1,157,330	6,744,655
Hon Hai Precision Industry Co. Ltd.	136,089,410	356,672,554
Hota Industrial Manufacturing Co. Ltd.(b)	2,135,216	8,689,630
Hotai Motor Co. Ltd.(b)	2,264,000	19,606,837
HTC Corp.(a)(b)	6,150,000	8,930,164
Hu Lane Associate Inc.(b)	773,000	2,730,604
Hua Nan Financial Holdings Co. Ltd.	62,858,155	36,836,946
Huaku Development Co. Ltd.(b)	2,900,000	6,155,950
Hung Sheng Construction Ltd.	9,147,000	9,529,676
IEI Integration Corp.	3,588,582	4,439,724
Innolux Corp.(b)	75,094,241	27,993,783
International Games System Co. Ltd.	602,000	2,979,131
Inventec Corp.	20,757,000	18,618,113

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
ITEQ Corp.(b)	2,752,000	$5,931,382
Kenda Rubber Industrial Co. Ltd.(b)	4,365,889	4,470,363
Kerry TJ Logistics Co. Ltd.(b)	3,383,000	4,427,693
Kindom Construction Corp.(b)	5,436,000	3,911,301
King Slide Works Co. Ltd.	411,000	5,232,004
King Yuan Electronics Co. Ltd.(b)	9,822,000	6,939,196
King’s Town Bank Co. Ltd.	8,733,000	8,785,600
Kinpo Electronics(b)	17,430,000	5,816,621
Kinsus Interconnect Technology Corp.(b)	2,559,000	4,107,397
LandMark Optoelectronics Corp.(b)	598,900	5,128,136
Largan Precision Co. Ltd.(b)	828,000	126,835,097
LCY Chemical Corp.	5,016,000	8,459,346
Lealea Enterprise Co. Ltd.(b)	14,003,173	5,106,155
Lien Hwa Industrial Corp.(b)	7,683,945	9,118,665
Lite-On Technology Corp.(b)	17,584,238	21,153,755
Long Chen Paper Co. Ltd.(b)	5,414,000	4,018,857
Lotes Co. Ltd.(b)	495,000	3,787,238
Macronix International(b)	16,262,557	17,472,387
Makalot Industrial Co. Ltd.(b)	1,683,208	8,713,335
Masterlink Securities Corp.	19,337,344	6,988,264
MediaTek Inc.	12,527,572	102,578,035
Mega Financial Holding Co. Ltd.	86,053,958	72,283,644
Merida Industry Co. Ltd.	1,794,850	8,619,254
Merry Electronics Co. Ltd.(b)	1,765,070	9,539,366
Microbio Co. Ltd.(a)	7,140,141	4,184,357
Micro-Star International Co. Ltd.(b)	5,668,000	19,653,003
Mitac Holdings Corp.(b)	6,571,560	7,595,324
Motech Industries Inc.(a)(b)	7,369,948	2,675,400
Nan Kang Rubber Tire Co. Ltd.(b)	5,565,000	4,565,782
Nan Ya Plastics Corp.	39,856,440	110,816,864
Nan Ya Printed Circuit Board Corp.(b)	2,407,000	2,249,093
Nanya Technology Corp.(b)	8,753,000	19,862,741
Neo Solar Power Corp.(a)(b)	14,628,806	4,691,315
Nien Made Enterprise Co. Ltd.	1,295,000	10,034,511
Novatek Microelectronics Corp.	4,386,000	21,490,900
OBI Pharma Inc.(a)	1,244,000	5,811,949
Oriental Union Chemical Corp.	5,771,000	6,115,776
Pan-International Industrial Corp.(b)	3,957,366	2,911,817
Parade Technologies Ltd.(b)	616,000	9,125,183
PChome Online Inc.(a)(b)	848,070	3,920,753
Pegatron Corp.(b)	15,891,000	34,249,852
PharmaEngine Inc.(b)	994,793	4,339,973
PharmaEssentia Corp.(a)	1,394,000	8,237,376
Pharmally International Holding Co. Ltd.(b)	380,704	4,573,654
Phison Electronics Corp.(b)	1,279,000	10,576,787
Pixart Imaging Inc.(b)	1,372,000	5,672,929
Pou Chen Corp.	16,083,000	17,724,550
Powertech Technology Inc.	5,542,000	16,437,448
Poya International Co. Ltd.	423,447	4,342,693
President Chain Store Corp.	4,793,000	52,275,924
President Securities Corp.(b)	12,709,135	5,751,489
Primax Electronics Ltd.	3,855,000	7,153,996
Prince Housing & Development Corp.	11,947,995	4,278,950
Qisda Corp.(b)	16,488,000	11,219,248
Quanta Computer Inc.(b)	21,529,000	37,008,992
Radiant Opto-Electronics Corp.(b)	3,879,000	8,524,581
Radium Life Tech Co. Ltd.(a)	12,429,196	6,838,789
Realtek Semiconductor Corp.	3,796,110	18,415,119
Ritek Corp.(a)	18,819,503	6,923,665
Ruentex Development Co. Ltd.(b)	8,518,986	9,596,514

Security	Shares	Value

Taiwan (continued)
Ruentex Industries Ltd.(b)	5,124,906	$10,511,772
Sanyang Motor Co. Ltd.(b)	6,524,000	4,428,631
ScinoPharm Taiwan Ltd.(b)	2,359,027	2,392,437
Sercomm Corp.(b)	2,251,000	3,957,480
Shin Kong Financial Holding Co. Ltd.	70,974,443	28,075,516
Shin Zu Shing Co. Ltd.(b)	1,208,000	3,519,974
Shining Building Business Co. Ltd.(a)	9,616,945	3,694,610
Shinkong Synthetic Fibers Corp.(b)	15,739,000	6,994,542
Sigurd Microelectronics Corp.(b)	5,876,000	6,667,055
Silergy Corp.(b)	547,000	10,774,377
Simplo Technology Co. Ltd.	1,256,400	9,203,646
Sinbon Electronics Co. Ltd.(b)	2,353,809	6,682,473
Sino-American Silicon Products Inc.(b)	4,458,000	12,772,391
SinoPac Financial Holdings Co. Ltd.	82,528,660	30,227,818
Sinyi Realty Inc.(b)	3,818,704	4,183,604
Sitronix Technology Corp.	1,247,000	3,929,989
Soft-World International Corp.(b)	1,298,000	3,059,587
St. Shine Optical Co. Ltd.(b)	384,000	8,363,861
Standard Foods Corp.	4,874,096	8,251,766
Sunny Friend Environmental Technology Co. Ltd.(b)	672,000	5,032,069
Synnex Technology International Corp.	10,868,250	14,542,897
TA Chen Stainless Pipe(b)	9,872,568	14,914,119
Taichung Commercial Bank Co. Ltd.(b)	23,783,730	8,091,811
Taigen Biopharmaceuticals Holdings Ltd.(a)(b)	3,690,000	2,420,755
TaiMed Biologics Inc.(a)(b)	1,679,000	12,490,689
Tainan Spinning Co. Ltd.(b)	10,415,894	4,561,087
Taishin Financial Holding Co. Ltd.	79,396,424	37,352,379
Taiwan Business Bank	34,074,718	12,314,158
Taiwan Cement Corp.	35,199,800	48,533,665
Taiwan Cogeneration Corp.(b)	5,619,000	4,728,997
Taiwan Cooperative Financial Holding Co. Ltd.	66,961,964	39,786,939
Taiwan Fertilizer Co. Ltd.(b)	4,304,000	5,934,377
Taiwan Glass Industry Corp.	11,212,053	5,968,324
Taiwan High Speed Rail Corp.	14,313,000	12,069,240
Taiwan Hon Chuan Enterprise Co. Ltd.	3,356,674	5,737,437
Taiwan Mobile Co. Ltd.	12,310,000	42,883,607
Taiwan Paiho Ltd.(b)	2,154,000	4,803,809
Taiwan Secom Co. Ltd.	2,460,185	7,024,523
Taiwan Semiconductor Co. Ltd.	2,968,000	7,102,328
Taiwan Semiconductor Manufacturing Co. Ltd.	203,930,000	1,699,693,309
Taiwan Shin Kong Security Co. Ltd.(b)	5,163,770	6,178,367
Taiwan TEA Corp.(b)	9,712,000	4,901,058
Tatung Co. Ltd.(a)(b)	17,069,000	20,839,574
TCI Co. Ltd.	781,557	14,249,452
Teco Electric and Machinery Co. Ltd.	16,745,000	12,266,401
Test Research Inc.(b)	2,186,400	3,836,789
Test Rite International Co. Ltd.(b)	8,120,000	6,001,107
Ton Yi Industrial Corp.(b)	8,813,000	3,873,531
Tong Hsing Electronic Industries Ltd.	1,331,000	3,661,713
Tong Yang Industry Co. Ltd.(b)	3,416,400	4,877,393
Topco Scientific Co. Ltd.(b)	2,066,639	5,248,180
TPK Holding Co. Ltd.(b)	3,207,000	6,003,663
Transcend Information Inc.(b)	1,665,000	4,027,658
Tripod Technology Corp.	3,905,000	12,027,120
TSRC Corp.(b)	5,822,900	6,066,508
TTY Biopharm Co. Ltd.	2,027,124	5,794,611
Tung Ho Steel Enterprise Corp.(b)	8,149,000	5,996,008
Tung Thih Electronic Co. Ltd.(b)	654,000	1,926,974
TWi Pharmaceuticals Inc.(a)(b)	853,000	1,894,013
TXC Corp.(b)	3,611,000	4,191,182

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
U-Ming Marine Transport Corp.	5,138,000	$5,712,606
Unimicron Technology Corp.(b)	12,665,000	7,257,171
Uni-President Enterprises Corp.	39,660,369	100,200,053
United Integrated Services Co. Ltd.(b)	3,013,000	6,081,914
United Microelectronics Corp.(b)	99,600,000	56,261,110
UPC Technology Corp.(b)	12,537,826	6,265,852
USI Corp.(b)	11,115,300	4,994,014
Vanguard International Semiconductor Corp.	7,307,000	17,723,311
Visual Photonics Epitaxy Co. Ltd.(b)	1,807,000	5,553,664
Voltronic Power Technology Corp.(b)	393,974	6,785,357
Wafer Works Corp.	4,696,404	7,224,649
Wah Lee Industrial Corp.	2,416,000	4,357,688
Walsin Lihwa Corp.(b)	25,243,000	17,834,058
Walsin Technology Corp.(b)	2,668,597	27,324,557
Waterland Financial Holdings Co. Ltd.	26,502,645	9,146,282
Win Semiconductors Corp.(b)	3,052,427	16,546,609
Winbond Electronics Corp.(b)	26,327,480	14,785,904
Wistron Corp.(b)	23,434,004	16,594,159
Wistron NeWeb Corp.(b)	2,458,654	5,491,247
Wowprime Corp.	719,260	1,840,594
WPG Holdings Ltd.	12,035,000	15,242,113
WT Microelectronics Co. Ltd.	4,695,734	6,688,535
XinTec Inc.(a)(b)	1,719,000	2,876,660
XPEC Entertainment Inc.(a)(d)	31,000	—
Yageo Corp.(b)	2,111,454	47,982,904
Yang Ming Marine Transport Corp.(a)	12,041,677	3,465,682
Yeong Guan Energy Technology Group Co. Ltd.(b)	975,937	1,817,470
YFY Inc.	13,533,000	5,441,398
Yieh Phui Enterprise Co. Ltd.(b)	14,231,477	4,679,730
Yuanta Financial Holding Co. Ltd.	84,446,912	42,752,710
Yulon Finance Corp.(b)	1,865,000	6,254,110
Yulon Motor Co. Ltd.(b)	8,011,000	5,490,202
YungShin Global Holding Corp.(b)	3,488,650	4,645,476
Yungtay Engineering Co. Ltd.(b)	3,714,000	5,665,014
Zhen Ding Technology Holding Ltd.	3,656,950	9,358,173
Zinwell Corp.(b)	3,851,000	2,858,629

		6,387,038,303
Thailand — 2.6%
Advanced Info Service PCL, NVDR	8,548,100	52,756,376
Airports of Thailand PCL, NVDR	35,506,600	72,412,635
Amata Corp. PCL, NVDR(b)	7,020,200	4,568,599
AP Thailand PCL, NVDR	21,019,490	6,036,762
Bangchak Corp. PCL, NVDR(b)	4,620,900	5,082,566
Bangkok Airways PCL, NVDR(b)	7,354,300	2,921,048
Bangkok Bank PCL Foreign	1,942,500	12,344,638
Bangkok Chain Hospital PCL, NVDR	15,292,550	8,924,158
Bangkok Dusit Medical Services PCL, NVDR	32,652,000	26,187,443
Bangkok Expressway & Metro PCL, NVDR	75,018,985	19,253,268
Bangkok Land PCL, NVDR	120,966,800	6,837,415
Banpu PCL, NVDR	18,967,800	11,764,325
Beauty Community PCL, NVDR(b)	19,845,800	6,851,743
Berli Jucker PCL, NVDR	10,906,900	19,327,840
BTS Group Holdings PCL, NVDR	58,286,300	16,472,602
Bumrungrad Hospital PCL, NVDR	3,048,400	16,904,510
Central Pattana PCL, NVDR	11,793,300	29,726,467
Charoen Pokphand Foods PCL, NVDR	27,317,100	21,491,455
Chularat Hospital PCL, NVDR(b)	65,769,600	5,023,648
CP ALL PCL, NVDR	42,056,400	86,734,097
Delta Electronics Thailand PCL, NVDR	4,597,000	9,796,540
Dynasty Ceramic PCL, NVDR(b)	40,927,720	3,276,218

Security	Shares	Value

Thailand (continued)
Eastern Polymer Group PCL, NVDR(b)	11,712,600	$3,256,482
Electricity Generating PCL, NVDR	1,172,500	8,096,089
Energy Absolute PCL, NVDR(b)	11,721,400	13,877,307
Esso Thailand PCL, NVDR	11,971,900	5,779,286
Glow Energy PCL, NVDR	4,149,300	11,916,719
Gunkul Engineering PCL, NVDR(b)	32,470,935	2,877,046
Hana Microelectronics PCL, NVDR(b)	5,649,100	6,644,985
Home Product Center PCL, NVDR	40,353,675	18,000,723
Indorama Ventures PCL, NVDR	14,321,000	26,252,979
Inter Far East Energy Corp., NVDR(a)(b)(d)	7,049,000	2
IRPC PCL, NVDR	89,298,000	18,961,842
Italian-Thai Development PCL, NVDR(a)(b)	29,436,400	2,536,225
Jasmine International PCL, NVDR(b)	32,917,300	5,380,616
Kasikornbank PCL, NVDR(b)	4,780,800	30,820,312
Kasikornbank PCL Foreign	9,682,400	62,715,209
KCE Electronics PCL, NVDR(b)	4,764,500	6,587,034
Khon Kaen Sugar Industry PCL, NVDR(b)	18,767,986	1,892,281
Kiatnakin Bank PCL, NVDR	3,802,600	8,974,973
Krung Thai Bank PCL, NVDR	27,790,800	16,472,396
LPN Development PCL, NVDR	9,260,700	2,801,128
Major Cineplex Group PCL, NVDR	4,871,900	3,706,395
Minor International PCL, NVDR(b)	18,776,160	22,659,894
Muangthai Capital PCL, NVDR(b)	7,650,200	9,758,504
PTG Energy PCL, NVDR(b)	8,112,100	2,899,834
PTT Exploration & Production PCL, NVDR	12,113,201	52,738,501
PTT Global Chemical PCL, NVDR	18,917,600	47,250,651
PTT PCL, NVDR	87,160,400	139,808,158
Quality Houses PCL, NVDR	52,063,017	5,503,759
Robinson PCL, NVDR	5,010,600	9,989,051
Siam Cement PCL (The),NVDR	3,095,800	42,752,875
Siam Commercial Bank PCL (The), NVDR	14,495,600	65,546,862
Siam Global House PCL, NVDR(b)	17,912,565	10,453,101
Singha Estate PCL, NVDR(a)(b)	29,110,700	2,935,084
Sino-Thai Engineering & Construction PCL, NVDR(a)(b)	7,987,028	5,490,624
Sri Trang Agro-Industry PCL, NVDR(a)(b)	9,734,360	3,747,416
Srisawad Corp PCL, NVDR(b)	5,956,181	7,688,624
Supalai PCL, NVDR(b)	7,753,000	5,732,435
Thai Airways International PCL, NVDR(a)	6,666,000	2,668,029
Thai Oil PCL, NVDR	8,870,800	22,834,247
Thai Union Group PCL, NVDR	17,561,400	9,389,688
Thai Vegetable Oil PCL, NVDR	5,423,600	4,888,365
Thanachart Capital PCL, NVDR	5,960,400	9,788,313
Thoresen Thai Agencies PCL, NVDR(b)	14,105,623	3,102,979
Tisco Financial Group PCL, NVDR(b)	3,070,650	7,693,043
TMB Bank PCL, NVDR	112,050,000	7,531,622
True Corp. PCL, NVDR(b)	96,738,111	19,802,791
TTW PCL, NVDR(b)	16,495,800	6,249,555
Unique Engineering & Construction PCL, NVDR(b)	8,692,800	3,426,127
VGI Global Media PCL, NVDR(b)	30,708,400	7,224,402
Vibhavadi Medical Center PCL, NVDR	57,323,000	4,098,253
WHA Corp. PCL, NVDR	81,653,600	10,028,948

		1,255,926,117
Turkey — 0.5%
AG Anadolu Grubu Holding AS(b)	782,499	2,139,916
Akbank Turk AS	18,380,179	15,986,988
Aksa Akrilik Kimya Sanayii AS	1,113,423	1,874,690
Albaraka Turk Katilim Bankasi AS(b)	11,416,585	2,172,207
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,902,266	6,003,603
Aselsan Elektronik Sanayi Ve Ticaret AS(b)	2,925,462	11,406,309

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey (continued)
BIM Birlesik Magazalar AS	1,874,933	$20,668,218
Cimsa Cimento Sanayi VE Ticaret AS(b)	1,014,765	1,547,680
Coca-Cola Icecek AS	825,982	3,562,240
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(b)	26,592,923	7,388,875
Eregli Demir ve Celik Fabrikalari TAS	12,267,183	21,932,643
Ford Otomotiv Sanayi AS	662,935	6,702,178
Haci Omer Sabanci Holding AS	7,550,994	8,118,551
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	8,484,637	5,393,986
KOC Holding AS	6,271,798	14,187,253
Koza Altin Isletmeleri AS(a)(b)	525,255	3,489,935
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	2,156,054	1,872,069
Petkim Petrokimya Holding AS	7,560,908	6,291,004
Soda Sanayii AS	4,801,610	5,873,086
TAV Havalimanlari Holding AS	1,688,555	8,404,209
Tekfen Holding AS	2,110,489	6,520,534
Tofas Turk Otomobil Fabrikasi AS	1,267,943	4,384,597
Trakya Cam Sanayii AS	7,021,735	4,580,602
Tupras Turkiye Petrol Rafinerileri AS	1,041,979	18,566,729
Turk Hava Yollari AO(a)	4,838,519	11,894,913
Turkcell Iletisim Hizmetleri AS	8,834,248	14,140,666
Turkiye Garanti Bankasi AS	19,516,477	17,535,285
Turkiye Is Bankasi AS, Class C	13,831,943	8,333,943
Turkiye Sinai Kalkinma Bankasi AS	22,273,118	2,556,166
Turkiye Sise ve Cam Fabrikalari AS	6,711,650	6,243,160
Turkiye Vakiflar Bankasi TAO, Class D	8,176,206	4,271,912
Ulker Biskuvi Sanayi AS(a)	1,645,273	3,684,457
Yapi ve Kredi Bankasi AS(a)(b)	15,237,847	3,865,693
Zorlu Enerji Elektrik Uretim AS(a)(b)	11,475,900	2,356,786

		263,951,083
United Arab Emirates — 0.7%
Abu Dhabi Commercial Bank PJSC	18,877,218	36,488,640
Agthia Group PJSC	2,018,946	2,676,794
Air Arabia PJSC	24,157,454	6,642,535
Al Waha Capital PJSC	11,504,033	5,794,063
Aldar Properties PJSC	30,971,048	16,273,259
Amanat Holdings PJSC	8,275,037	2,770,999
Amlak Finance PJSC(a)	11,375,653	2,044,003
DAMAC Properties Dubai Co. PJSC	13,748,280	7,860,117
Deyaar Development PJSC(a)	24,700,102	2,689,801
DP World Ltd.	1,510,338	32,321,233
Dubai Investments PJSC	11,580,482	6,273,950
Dubai Islamic Bank PJSC	17,172,993	23,937,417
Emaar Development PJSC(a)	207,192	298,394
Emaar Malls PJSC	16,267,521	8,857,532
Emaar Properties PJSC	31,692,952	43,227,663
Emirates Telecommunications Group Co. PJSC	15,392,905	71,031,605
Eshraq Properties Co. PJSC(a)	16,596,015	2,575,372
First Abu Dhabi Bank PJSC	13,011,084	52,424,770

		324,188,147

Total Common Stocks — 96.7% (Cost: $43,108,031,774)		47,467,147,631

Preferred Stocks

Brazil — 1.9%
Alpargatas SA, Preference Shares, NVS	1,476,700	4,336,805
Banco ABC Brasil SA, Preference Shares, NVS	1,013,305	3,627,642
Banco Bradesco SA, Preference Shares, NVS	27,309,802	188,114,895

Security	Shares	Value

Brazil (continued)
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	1,639,900	$5,831,056
Bradespar SA, Preference Shares, NVS	2,156,900	16,265,353
Braskem SA, Class A, Preference Shares, NVS	1,472,300	21,158,439
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS(a)	1,895,500	8,327,116
Cia. Brasileira de Distribuicao, Preference Shares, NVS	1,319,000	26,145,659
Cia. de Saneamento do Parana, Preference Shares, NVS	2,007,209	4,140,986
Cia. Energetica de Minas Gerais, Preference Shares, NVS	7,399,194	13,397,244
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	1,659,600	6,726,856
Cia. Energetica do Ceara, Class A, Preference Shares, NVS	93,400	983,850
Cia. Paranaense de Energia, Preference Shares, NVS	951,600	4,709,382
Gerdau SA, Preference Shares, NVS	8,765,774	34,126,117
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	1,100,100	2,993,161
Itau Unibanco Holding SA, Preference Shares, NVS.	26,392,388	270,771,642
Itausa-Investimentos Itau SA, Preference Shares, NVS	37,460,377	87,193,276
Lojas Americanas SA, Preference Shares, NVS	6,191,010	23,441,119
Marcopolo SA, Preference Shares, NVS	4,993,286	4,593,227
Metalurgica Gerdau SA, Preference Shares, NVS	6,277,736	11,976,167
Petroleo Brasileiro SA, Preference Shares, NVS	32,312,908	151,051,336
Telefonica Brasil SA, Preference Shares, NVS	3,518,440	34,175,862

		924,087,190
Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	2,459,833	9,512,188
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares	989,948	43,007,583

		52,519,771
Colombia — 0.1%
Avianca Holdings SA, Preference Shares, NVS	3,850,208	2,684,648
Bancolombia SA, Preference Shares, NVS	4,025,759	43,753,165
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	34,560,005	13,576,214
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	680,982	7,878,178

		67,892,205
Russia — 0.1%
Surgutneftegas PJSC,Preference Shares, NVS	57,528,977	31,961,610
Transneft PJSC, Preference Shares	2,163	4,576,249

		36,537,859
South Korea — 0.7%
Amorepacific Corp., Preference Shares, NVS	81,771	10,614,840
Hyundai Motor Co. Preference Shares, NVS	176,111	12,387,811
Series 2, Preference Shares, NVS	292,733	22,510,843
LG Chem Ltd., Preference Shares, NVS	62,790	11,281,499
LG Household & Health Care Ltd., Preference Shares, NVS	17,858	12,016,028

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd., Preference Shares, NVS	7,173,461	$255,838,298

		324,649,319

Total Preferred Stocks — 2.9% (Cost: $1,431,678,648)		1,405,686,344

Rights

China — 0.0%
China Everbright International Ltd., NVS (Expires 09/13/18)(a)	8,138,148	632,480

Total Rights — 0.0% (Cost: $0)		632,480

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 08/01/19)(a)	6,377,055	2
VGI Global Media PCL (Expires 12/31/22)(a)	6,082,880	2

		4

Total Warrants — 0.0% (Cost: $0)		4

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(f)(g)(h)	2,670,933,233	2,671,734,514

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(f)(g)	110,463,488	$110,463,488

		2,782,198,002

Total Short-Term Investments — 5.6% (Cost: $2,781,565,667)		2,782,198,002

Total Investments in Securities — 105.2% (Cost: $47,321,276,089)		51,655,664,461

Other Assets, Less Liabilities — (5.2)%		(2,575,938,877)

Net Assets — 100.0%		$49,079,725,584

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss	)(a)	(Depreciation	)

BlackRock Cash Funds: Institutional, SL Agency Shares	2,544,586,672	126,346,561	2,670,933,233	$2,671,734,514	$52,553,227	(b)	$(166,484)		$326,475
BlackRock Cash Funds: Treasury, SL Agency Shares	111,111,661	(648,173)	110,463,488	110,463,488	1,328,581		—		—

				$2,782,198,002	$53,881,808		$(166,484)		$326,475

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini	2,647	09/21/18	$139,616	$(3,071,376)

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Core MSCI Emerging Markets ETF
August 31, 2018

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$3,071,376

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported separately within the Consolidated Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(991,302)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(10,041,554)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$135,812,101

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$46,995,432,261	$451,047,837	$20,667,533	$47,467,147,631
Preferred Stocks	1,405,686,344	—	—	1,405,686,344
Rights	—	632,480	—	632,480
Warrants	—	4	—	4
Money Market Funds	2,782,198,002	—	—	2,782,198,002

	$51,183,316,607	$451,680,321	$20,667,533	$51,655,664,461

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(3,071,376)	$—	$—	$(3,071,376)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments	iShares® MSCI BRIC ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 7.6%
Ambev SA	380,065	$1,738,847
Atacadao Distribuicao Comercio e Industria Ltda	30,000	105,871
B3 SA - Brasil, Bolsa, Balcao	170,069	898,207
Banco Bradesco SA	80,039	487,799
Banco do Brasil SA	70,089	512,046
Banco Santander Brasil SA, NVS	30,000	251,936
BB Seguridade Participacoes SA	60,000	356,496
BR Malls Participacoes SA(a)	62,718	139,285
BRF SA(a)	40,000	195,432
CCR SA	100,000	227,179
Centrais Eletricas Brasileiras SA(a)	20,000	76,794
Cia. de Saneamento Basico do Estado de Sao Paulo	30,000	177,666
Cia. Siderurgica Nacional SA(a)	50,000	106,551
Cielo SA	100,021	366,573
Cosan SA	10,000	84,464
EDP - Energias do Brasil SA	20,000	65,095
Embraer SA	50,000	237,858
Engie Brasil Energia SA	10,000	89,561
Equatorial Energia SA	10,000	138,346
Fibria Celulose SA	20,041	385,148
Hypera SA	30,000	199,510
JBS SA	70,052	159,823
Klabin SA, NVS	60,000	310,915
Kroton Educacional SA	110,064	273,016
Localiza Rent a Car SA	40,079	209,437
Lojas Renner SA	60,060	412,246
M. Dias Branco SA	10,000	102,692
Magazine Luiza SA	10,000	316,133
Multiplan Empreendimentos Imobiliarios SA	20,030	90,570
Natura Cosmeticos SA	10,000	70,387
Odontoprev SA	20,000	63,591
Petrobras Distribuidora SA	30,000	144,026
Petroleo Brasileiro SA	240,000	1,286,182
Porto Seguro SA	10,000	133,201
Raia Drogasil SA	20,050	374,712
Rumo SA(a)	90,000	310,842
Sul America SA, NVS	20,089	111,998
Suzano Papel e Celulose SA	30,000	344,482
TIM Participacoes SA	70,069	209,011
Ultrapar Participacoes SA	30,000	299,774
Vale SA	250,029	3,253,939
WEG SA	67,672	314,372

		15,632,013
China — 62.9%
3SBio Inc.(b)	100,000	190,855
51job Inc., ADR(a)	2,100	162,351
58.com Inc., ADR(a)	7,300	555,384
AAC Technologies Holdings Inc.	64,000	709,399
Agile Group Holdings Ltd.	200,000	326,670
Agricultural Bank of China Ltd., Class A	184,800	98,187
Agricultural Bank of China Ltd., Class H	2,200,000	1,065,117
Air China Ltd., Class H	200,000	187,542
Alibaba Group Holding Ltd., ADR(a)	91,200	15,960,912
Alibaba Health Information Technology Ltd.(a)	278,000	281,227
Alibaba Pictures Group Ltd.(a)	1,000,000	121,036
Aluminum Corp. of China Ltd., Class H(a)	400,000	169,196
Angang Steel Co. Ltd., Class A	50,500	45,310
Anhui Conch Cement Co. Ltd., Class H	100,000	609,003

Security	Shares	Value

China (continued)
ANTA Sports Products Ltd.	100,040	$544,880
Anxin Trust Co. Ltd., Class A	42,400	34,071
Autohome Inc., ADR	4,700	388,267
AviChina Industry & Technology Co. Ltd., Class H	200,000	115,940
BAIC Motor Corp. Ltd., Class H(b)	150,000	126,132
Baidu Inc., ADR(a)	21,800	4,937,264
Bank of China Ltd., Class H	6,400,000	2,878,365
Bank of Communications Co. Ltd., Class H	700,200	505,820
Baozun Inc., ADR(a)	1,900	101,441
BBMG Corp., Class H	200,000	74,405
Beijing Capital International Airport Co. Ltd., Class H	200,000	213,023
Beijing Enterprises Holdings Ltd.	50,000	239,843
Beijing Enterprises Water Group Ltd.	400,000	218,120
BOC Aviation Ltd.(b)	20,000	146,517
BOE Technology Group Co. Ltd., Class A	70,000	34,938
Brilliance China Automotive Holdings Ltd.	200,000	316,987
BYD Co. Ltd., Class H(c)	50,000	297,175
BYD Electronic International Co. Ltd.	50,000	52,555
CGN Power Co. Ltd., Class H(b)	700,000	165,883
China Agri-Industries Holdings Ltd.	100,000	39,751
China Cinda Asset Management Co. Ltd., Class H	800,000	206,908
China CITIC Bank Corp. Ltd., Class H	700,000	437,004
China Coal Energy Co. Ltd., Class H	200,000	85,107
China Communications Construction Co. Ltd., Class H	300,000	297,749
China Communications Services Corp. Ltd., Class H	200,800	166,291
China Conch Venture Holdings Ltd.	150,000	515,996
China Construction Bank Corp., Class A	40,000	40,280
China Construction Bank Corp., Class H	7,600,370	6,729,933
China Eastern Airlines Corp. Ltd., Class A	99,700	84,347
China Everbright Bank Co. Ltd., Class H	309,000	129,129
China Everbright International Ltd.	200,000	168,431
China Evergrande Group(a)(c)	200,000	717,298
China First Capital Group Ltd.(a)	200,000	107,021
China Galaxy Securities Co. Ltd., Class H	250,000	122,310
China Gas Holdings Ltd.	140,000	445,031
China Grand Automotive Services Co. Ltd., Class A	10,000	9,075
China Huarong Asset Management Co. Ltd., Class H(b)	800,000	166,138
China Huishan Dairy Holdings Co. Ltd.(a)(d)	51,450	983
China International Capital Corp. Ltd., Class H(b)	80,000	146,364
China International Marine Containers Group Co. Ltd., Class H	30,000	31,915
China Jinmao Holdings Group Ltd.	400,000	188,561
China Life Insurance Co. Ltd., Class H	600,000	1,356,114
China Literature Ltd.(a)(b)(c)	20,000	140,657
China Longyuan Power Group Corp. Ltd., Class H	200,000	168,431
China Medical System Holdings Ltd.	104,000	172,253
China Mengniu Dairy Co. Ltd.	200,000	577,151
China Merchants Bank Co. Ltd., Class A	41,600	172,255
China Merchants Bank Co. Ltd., Class H	300,456	1,152,228
China Merchants Port Holdings Co. Ltd.	200,000	408,210
China Minsheng Banking Corp. Ltd., Class H	550,000	393,813
China Mobile Ltd.	500,000	4,701,296
China Molybdenum Co. Ltd., Class H	300,000	123,075
China National Building Material Co. Ltd., Class H	246,000	230,050
China National Nuclear Power Co. Ltd., Class A	72,400	61,993
China Overseas Land & Investment Ltd.	400,800	1,268,952
China Pacific Insurance Group Co. Ltd., Class H	220,000	819,860
China Petroleum &Chemical Corp., Class H	2,000,600	2,011,076
China Power International Development Ltd.	200,000	43,573
China Railway Construction Corp. Ltd., Class H	162,000	195,872

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI BRIC ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Railway Group Ltd., Class H	300,000	$259,145
China Reinsurance Group Corp., Class H	400,000	78,992
China Resources Beer Holdings Co. Ltd.	158,000	672,349
China Resources Cement Holdings Ltd.	200,000	233,408
China Resources Gas Group Ltd.	89,000	405,375
China Resources Land Ltd.	228,444	796,028
China Resources Pharmaceutical Group Ltd.(b)	150,000	240,034
China Resources Power Holdings Co. Ltd.	200,200	360,666
China Shenhua Energy Co. Ltd., Class H	300,000	668,884
China Southern Airlines Co. Ltd., Class H	200,000	132,248
China State Construction Engineering Corp. Ltd., Class A	70,000	55,327
China State Construction International Holdings Ltd.	200,000	208,182
China Taiping Insurance Holdings Co. Ltd.	120,040	380,817
China Telecom Corp. Ltd., Class H	1,000,000	470,130
China Tower Corp. Ltd., Class H(a)(b)	2,800,000	428,085
China Traditional Chinese Medicine Holdings Co. Ltd.	200,000	145,753
China Travel International Investment Hong Kong Ltd.	200,000	64,977
China Unicom Hong Kong Ltd.	443,900	516,353
China Vanke Co. Ltd., Class H	100,001	346,549
China Yangtze Power Co. Ltd., Class A	20,000	46,311
China Zhongwang Holdings Ltd.	160,000	75,017
Chong Sing Holdings FinTech Group Ltd.(a)	1,200,000	84,088
Chongqing Changan Automobile Co. Ltd., Class B	40,000	35,062
Chongqing Rural Commercial Bank Co. Ltd., Class H	200,000	107,786
CIFI Holdings Group Co. Ltd.	200,000	115,940
CITIC Ltd.	500,000	710,928
CITIC Securities Co. Ltd., Class H	200,000	358,267
CNOOC Ltd.	1,400,000	2,475,761
COSCO SHIPPING Development Co. Ltd., Class A(a)	104,000	35,163
COSCO SHIPPING Development Co. Ltd., Class H(a)	100,000	14,524
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	41,600	24,904
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	200,000	83,324
COSCO SHIPPING Ports Ltd.	200,000	211,749
Country Garden Holdings Co. Ltd.	600,046	892,932
CRRC Corp. Ltd., Class H	375,400	310,884
CSPC Pharmaceutical Group Ltd.	400,000	1,009,059
Ctrip.com International Ltd., ADR(a)	31,300	1,225,395
Dali Foods Group Co. Ltd.(b)	150,000	108,932
Datang International Power Generation Co. Ltd., Class H.	200,000	51,217
Dongfeng Motor Group Co. Ltd., Class H	200,000	223,471
ENN Energy Holdings Ltd.	74,000	674,107
Everbright Securities Co. Ltd., Class A	53,197	81,056
Fang Holdings Ltd., ADR(a)	16,300	50,041
Far East Horizon Ltd.	200,000	189,326
Focus Media Information Technology Co. Ltd., Class A	53,239	66,937
Fosun International Ltd.	200,000	361,834
Founder Securities Co. Ltd., Class A	63,999	55,830
Fullshare Holdings Ltd.(c)	585,000	234,033
Future Land Development Holdings Ltd.	200,000	154,671
Fuyao Glass Industry Group Co. Ltd., Class H(b)	40,000	147,537
GCL-Poly Energy Holdings Ltd.(a)	1,100,000	74,278
GDS Holdings Ltd., ADR(a)	4,700	179,399
Geely Automobile Holdings Ltd.	400,000	850,055
GF Securities Co. Ltd., Class H	100,000	125,495
GOME Retail Holdings Ltd.(a)	900,400	87,185
Great Wall Motor Co. Ltd., Class H(c)	250,000	153,843
Greentown China Holdings Ltd.	50,000	50,326
Guangdong Investment Ltd.	200,000	354,699
Guangzhou Automobile Group Co. Ltd., Class H	306,235	332,419

Security	Shares	Value

China (continued)
Guangzhou R&F Properties Co. Ltd., Class H	80,000	$161,449
Guotai Junan Securities Co. Ltd., Class A	63,200	135,242
Guotai Junan Securities Co. Ltd., Class H(b)	20,000	41,280
Haier Electronics Group Co. Ltd.	120,000	312,655
Haitong Securities Co. Ltd., Class H	240,000	212,208
Hanergy Thin Film Power Group Ltd.(a)(d)	7,709	—
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	10,000	46,033
Hengan International Group Co. Ltd.	50,000	450,063
HengTen Networks Group Ltd.(a)	1,600,000	67,271
Huadian Power International Corp. Ltd., Class A	50,000	27,298
Huaneng Power International Inc., Class H	400,000	256,851
Huaneng Renewables Corp. Ltd., Class H	400,000	127,916
Huatai Securities Co. Ltd., Class H(b)	140,000	209,762
Huayu Automotive Systems Co. Ltd., Class A	10,699	31,993
Huazhu Group Ltd., ADR	10,500	361,410
Hubei Biocause Pharmaceutical Co. Ltd., Class A	53,200	49,602
Hubei Energy Group Co. Ltd., Class A	52,400	31,139
Industrial & Commercial Bank of China Ltd., Class A	75,600	60,196
Industrial & Commercial Bank of China Ltd., Class H	5,400,050	3,976,645
Industrial Bank Co. Ltd., Class A	43,200	95,352
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	10,000	35,421
Inner Mongolia Yitai Coal Co. Ltd., Class B	80,000	96,240
JD.com Inc., ADR(a)	57,100	1,787,230
Jiangxi Copper Co. Ltd., Class H	100,000	118,488
Kaisa Group Holdings Ltd.	200,000	74,405
Kangmei Pharmaceutical Co. Ltd., Class A	10,000	30,488
Kingboard Holdings Ltd.	50,000	177,732
Kingboard Laminates Holdings Ltd.	100,000	94,408
Kingdee International Software Group Co. Ltd.	200,000	227,803
Kingsoft Corp. Ltd.	100,000	181,682
Kunlun Energy Co. Ltd.	200,000	208,946
KWG Property Holdings Ltd.	100,000	106,894
Lee & Man Paper Manufacturing Ltd.	100,000	95,810
Legend Holdings Corp., Class H(b)	20,000	61,920
Lenovo Group Ltd.	600,000	391,392
Logan Property Holdings Co. Ltd.	200,000	249,717
Longfor Group Holdings Ltd.	100,000	277,746
Luxshare Precision Industry Co. Ltd., Class A	13,570	36,944
Luye Pharma Group Ltd.(b)(c)	100,000	94,153
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	12,638	30,577
Meitu Inc.(a)(b)(c)	150,000	81,222
Metallurgical Corp. of China Ltd., Class A	113,200	59,316
Midea Group Co. Ltd., Class A	10,000	60,889
Momo Inc., ADR(a)	9,200	425,868
NetEase Inc., ADR	6,200	1,225,802
New China Life Insurance Co. Ltd., Class H	70,000	317,051
New Hope Liuhe Co. Ltd., Class A	52,400	46,478
New Oriental Education & Technology Group Inc., ADR	11,400	896,040
Nexteer Automotive Group Ltd.	100,000	168,431
Nine Dragons Paper Holdings Ltd.	100,000	113,392
Ningbo Zhoushan Port Co. Ltd., Class A	40,000	23,712
Noah Holdings Ltd., ADR(a)	2,300	108,192
People’s Insurance Co. Group of China Ltd. (The), Class H	600,000	259,909
PetroChina Co. Ltd., Class H	1,600,000	1,190,485
PICC Property & Casualty Co. Ltd., Class H	602,322	678,379
Ping An Insurance Group Co. of China Ltd., Class A	20,800	191,740
Ping An Insurance Group Co. of China Ltd., Class H	400,000	3,852,769
Postal Savings Bank of China Co. Ltd., Class H(b)	200,000	117,724

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued)	iShares® MSCI BRIC ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Qingdao Haier Co. Ltd., Class A	10,000	$21,794
Sanan Optoelectronics Co. Ltd., Class A	42,396	100,962
SDIC Capital Co. Ltd., Class A	10,000	12,866
SDIC Power Holdings Co. Ltd., Class A	41,599	44,874
Semiconductor Manufacturing International Corp.(a)	200,200	236,193
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	184,000	174,180
Shanghai 2345 Network Holding Group Co. Ltd., Class A	13,750	9,016
Shanghai Electric Group Co. Ltd., Class A	53,200	38,856
Shanghai Electric Group Co. Ltd., Class H	204,000	63,938
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	53,500	216,075
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	80,080	108,028
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	70,000	183,720
Shanghai Pudong Development Bank Co. Ltd., Class A	50,828	76,851
Shenergy Co. Ltd., Class A	52,400	38,809
Shenwan Hongyuan Group Co. Ltd., Class A	191,944	125,301
Shenzhen Energy Group Co. Ltd., Class A	41,600	31,723
Shenzhen International Holdings Ltd.	100,000	187,542
Shenzhou International Group Holdings Ltd.	55,000	721,757
Shimao Property Holdings Ltd.	100,000	298,131
Shui On Land Ltd.	250,000	59,562
Sichuan Chuantou Energy Co. Ltd., Class A	52,400	62,201
Sihuan Pharmaceutical Holdings Group Ltd.	300,000	66,506
SINA Corp./China(a)	5,000	354,800
Sino Biopharmaceutical Ltd.	500,000	633,210
Sino-Ocean Group Holding Ltd.	250,000	127,088
Sinopec Engineering Group Co. Ltd., Class H	100,000	104,218
Sinopec Shanghai Petrochemical Co. Ltd., Class H	201,000	118,056
Sinopharm Group Co. Ltd., Class H	80,000	398,018
Sinotrans Ltd., Class H	100,000	41,917
Sinotruk Hong Kong Ltd.(c)	50,000	74,660
SOHO China Ltd.	200,000	80,266
SSY Group Ltd.	200,000	186,013
Sun Art Retail Group Ltd.	200,000	230,606
Sunac China Holdings Ltd.	200,000	654,869
Suning.com Co. Ltd., Class A	42,400	76,830
Sunny Optical Technology Group Co. Ltd.	60,000	762,527
TAL Education Group, Class A, ADR(a)	26,400	781,440
Tencent Holdings Ltd.	450,000	19,493,177
Tingyi Cayman Islands Holding Corp.	200,000	357,248
Tongwei Co. Ltd., Class A	10,695	10,019
Towngas China Co. Ltd.	100,000	92,115
TravelSky Technology Ltd., Class H	100,000	256,087
Tsingtao Brewery Co. Ltd., Class H	40,000	190,090
Uni-President China Holdings Ltd.	100,000	98,485
Vipshop Holdings Ltd., ADR(a)	34,200	238,716
Want Want China Holdings Ltd.(c)	400,000	326,670
Wanxiang Qianchao Co. Ltd., Class A	31,600	28,214
Weibo Corp., ADR(a)(c)	3,700	283,938
Weichai Power Co. Ltd., Class H	201,100	213,170
Wuxi Biologics Cayman Inc.(a)(b)(c)	50,000	493,700
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	31,599	56,287
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	20,000	21,404
Xinyi Solar Holdings Ltd.	264,000	78,707
Yanzhou Coal Mining Co. Ltd., Class H	200,000	231,115
Yonghui Superstores Co. Ltd., Class A	63,993	71,841

Security	Shares	Value

China (continued)
Youngor Group Co. Ltd., Class A	41,699	$43,273
Yuexiu Property Co. Ltd.	400,000	72,367
Yum China Holdings Inc.	28,800	1,113,984
Yuzhou Properties Co. Ltd.	100,000	53,128
YY Inc., ADR(a)	3,600	275,148
Zhaojin Mining Industry Co. Ltd., Class H	50,000	38,986
Zhejiang Longsheng Group Co. Ltd., Class A	42,400	65,287
Zhejiang Zheneng Electric Power Co. Ltd., Class A	40,000	28,571
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	10,000	42,872
Zhongjin Gold Corp. Ltd., Class A	10,000	9,719
Zhongsheng Group Holdings Ltd	50,000	109,697
Zhuzhou CRRC Times Electric Co. Ltd., Class H	50,000	269,783
Zijin Mining Group Co. Ltd., Class A	40,000	19,906
Zijin Mining Group Co. Ltd., Class H	431,000	160,893
ZTE Corp., Class H(a)	64,848	125,914

		128,917,057
India — 18.7%
Adani Ports &Special Economic Zone Ltd.	42,701	230,674
Ambuja Cements Ltd.	47,300	160,954
Ashok Leyland Ltd.	97,422	177,259
Asian Paints Ltd.	22,700	439,254
Aurobindo Pharma Ltd.	21,400	215,052
Avenue Supermarts Ltd.(a)(b)	9,500	214,910
Axis Bank Ltd.(a)	142,900	1,308,089
Bajaj Auto Ltd.	6,700	259,290
Bajaj Finance Ltd.	14,000	563,859
Bajaj Finserv Ltd.	3,100	294,929
Bharat Forge Ltd	16,605	158,977
Bharat Heavy Electricals Ltd.	65,300	74,206
Bharat Petroleum Corp. Ltd.	60,400	308,360
Bharti Airtel Ltd.	110,800	599,645
Bharti Infratel Ltd.	25,900	104,767
Bosch Ltd.	600	186,027
Britannia Industries Ltd.	1,800	170,968
Cadila Healthcare Ltd.	16,300	92,558
Cipla Ltd./India	28,100	262,335
Coal India Ltd.	54,600	220,128
Container Corp. of India Ltd.	9,500	87,310
Dabur India Ltd.	41,700	281,474
Dr. Reddy’s Laboratories Ltd.	9,100	319,729
Eicher Motors Ltd.	1,100	435,180
GAIL India Ltd.	58,100	304,892
Glenmark Pharmaceuticals Ltd.	9,500	89,158
Godrej Consumer Products Ltd.	18,900	386,960
Grasim Industries Ltd.	27,200	409,383
Havells India Ltd.	20,200	206,553
HCL Technologies Ltd.	44,400	655,080
Hero MotoCorp Ltd.	3,600	165,153
Hindalco Industries Ltd.	91,900	308,315
Hindustan Petroleum Corp. Ltd.	48,600	173,908
Hindustan Unilever Ltd.	51,600	1,295,052
Housing Development Finance Corp. Ltd.	125,700	3,431,013
ICICI Bank Ltd.	188,600	911,008
Idea Cellular Ltd.(a)	156,500	108,892
Indiabulls Housing Finance Ltd.	22,200	394,147
Indian Oil Corp. Ltd.	116,500	255,499
Infosys Ltd.	137,900	2,801,892
InterGlobe Aviation Ltd.(b)	7,400	96,910
ITC Ltd.	266,900	1,203,616
JSW Steel Ltd.	68,900	385,027

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI BRIC ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Larsen & Toubro Ltd.	38,400	$741,484
LIC Housing Finance Ltd.	23,400	171,855
Lupin Ltd.	17,300	227,195
Mahindra & Mahindra Financial Services Ltd.	24,489	168,891
Mahindra & Mahindra Ltd.	59,100	804,346
Marico Ltd.	35,200	183,354
Maruti Suzuki India Ltd.	8,300	1,064,488
Motherson Sumi Systems Ltd.	51,162	219,360
Nestle India Ltd.	1,800	293,940
NTPC Ltd.	138,900	335,861
Oil & Natural Gas Corp. Ltd.	118,900	301,834
Page Industries Ltd.	400	194,099
Petronet LNG Ltd.	44,800	156,679
Pidilite Industries Ltd.	8,100	133,463
Piramal Enterprises Ltd.	6,590	297,300
Power Grid Corp. of India Ltd.	114,900	326,428
Reliance Industries Ltd.	226,000	3,956,404
Rural Electrification Corp. Ltd.	57,800	97,629
Shree Cement Ltd.	700	186,786
Shriram Transport Finance Co. Ltd.	12,100	227,887
Siemens Ltd.	5,100	73,326
State Bank of India(a)	136,300	594,963
Sun Pharmaceutical Industries Ltd.	66,000	607,506
Tata Consultancy Services Ltd.	72,600	2,127,447
Tata Motors Ltd.(a)	123,900	467,292
Tata Power Co. Ltd. (The)	91,700	99,165
Tata Steel Ltd.	29,700	251,456
Tech Mahindra Ltd.	38,100	411,371
Titan Co. Ltd.	25,600	321,921
UltraTech Cement Ltd.	7,400	466,946
United Spirits Ltd.(a)	23,500	208,821
UPL Ltd.	28,900	291,460
Vedanta Ltd.	110,900	356,031
Wipro Ltd.	90,800	385,661
Yes Bank Ltd.	135,600	656,719
Zee Entertainment Enterprises Ltd.	37,000	260,808

		38,418,568
Russia — 6.6%
Alrosa PJSC	210,000	316,121
Gazprom PJSC	704,824	1,569,153
Gazprom PJSC, ADR, NVS	68,600	302,526
Inter RAO UES PJSC	2,300,000	137,958
LUKOIL PJSC	21,900	1,528,363
LUKOIL PJSC, ADR, NVS	11,600	800,400
Magnit PJSC, GDR, NVS(e)	28,300	417,991
Magnitogorsk Iron & Steel Works PJSC	190,000	136,660
MMC Norilsk Nickel PJSC	5,100	849,574
Mobile TeleSystems PJSC, ADR, NVS	39,700	307,675
Moscow Exchange MICEX-RTS PJSC	96,000	139,737
Novatek PJSC, GDR, NVS(e)	7,300	1,219,100
Novolipetsk Steel PJSC	101,000	248,415
PhosAgro PJSC, GDR, NVS(e)	9,900	131,175
Polyus PJSC	2,772	179,974
Rosneft Oil Co. PJSC	90,722	586,865
Rosneft Oil Co. PJSC, GDR, NVS(e)	3,998	25,475
RusHydro PJSC	5,300,200	50,119
Sberbank of Russia PJSC	848,900	2,293,856
Severstal PJSC	17,000	274,130
Surgutneftegas PJSC	440,010	187,753
Surgutneftegas PJSC, ADR, NVS	8,100	33,696

Security	Shares	Value

Russia (continued)
Tatneft PJSC	120,003	$1,395,236
VTB Bank PJSC	254,006,001	156,129
X5 Retail Group NV, GDR(e)	8,900	210,100

		13,498,181

Total Common Stocks — 95.8% (Cost: $181,231,232)		196,465,819

Preferred Stocks

Brazil — 3.9%
Banco Bradesco SA, Preference Shares, NVS	270,002	1,859,823
Braskem SA, Class A, Preference Shares, NVS	10,000	143,710
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS(a)	20,082	88,222
Cia. Brasileira de Distribuicao, Preference Shares, NVS	10,356	205,280
Cia. Energetica de Minas Gerais, Preference Shares, NVS	70,087	126,902
Gerdau SA, Preference Shares, NVS	80,000	311,449
Itau Unibanco Holding SA, Preference Shares, NVS	250,071	2,565,594
Itausa-Investimentos Itau SA, Preference Shares, NVS	350,044	814,767
Lojas Americanas SA, Preference Shares, NVS	60,104	227,573
Petroleo Brasileiro SA, Preference Shares, NVS	310,014	1,449,205
Telefonica Brasil SA, Preference Shares, NVS	30,064	292,022

		8,084,547
Russia — 0.2%
Surgutneftegas PJSC, Preference Shares, NVS	580,000	322,233

Total Preferred Stocks — 4.1% (Cost: $7,255,029)		8,406,780

Rights

China — 0.0%
China Everbright International Ltd., NVS (Expires 09/13/18)(a)	80,000	6,218

Total Rights — 0.0% (Cost: $0)		6,218

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(f)(g)(h)	3,027,232	3,028,140

Total Short-Term Investments — 1.5% (Cost: $3,027,444)		3,028,140

Total Investments in Securities — 101.4% (Cost: $191,513,705)		207,906,957

Other Assets, Less Liabilities — (1.4)%		(2,842,811)

Net Assets — 100.0%		$205,064,146

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued)	iShares® MSCI BRIC ETF
August 31, 2018

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss	)(a)	(Depreciation )

BlackRock Cash Funds: Institutional, SL Agency Shares	25,497,132	(22,469,900)	3,027,232	$3,028,140	$108,720	(b)	$(1,995)		$(1,441)
BlackRock Cash Funds: Treasury, SL Agency Shares	159,468	(159,468)	—	—	4,883		—		—

				$3,028,140	$113,603		$(1,995)		$(1,441)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$196,464,836	$—	$983	$196,465,819
Preferred Stocks	8,406,780	—	—	8,406,780
Rights	—	6,218	—	6,218
Money Market Funds	3,028,140	—	—	3,028,140

	$207,899,756	$6,218	$983	$207,906,957

See notes to consolidated financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments	iShares® MSCI Emerging Markets Asia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 41.1%
3SBio Inc.(a)	141,000	$269,105
51job Inc., ADR(b)(c)	2,796	216,159
58.com Inc., ADR(b)	10,406	791,688
AAC Technologies Holdings Inc.(c)	83,500	925,544
Agile Group Holdings Ltd.	178,000	290,736
Agricultural Bank of China Ltd., Class A	95,300	50,634
Agricultural Bank of China Ltd., Class H	3,302,000	1,598,644
Air China Ltd., Class H	204,000	191,293
Alibaba Group Holding Ltd., ADR(b)(c)	128,327	22,458,508
Alibaba Health Information Technology Ltd.(b)	206,000	208,391
Alibaba Pictures Group Ltd.(b)(c)	580,000	70,201
Aluminum Corp. of China Ltd., Class H(b)	482,000	203,881
Angang Steel Co. Ltd., Class A	26,500	23,777
Angang Steel Co. Ltd., Class H(c)	126,000	123,931
Anhui Conch Cement Co. Ltd., Class A	4,500	24,456
Anhui Conch Cement Co. Ltd., Class H	143,000	870,874
ANTA Sports Products Ltd.	122,000	664,488
Autohome Inc., ADR	6,662	550,348
AviChina Industry & Technology Co. Ltd., Class H	256,000	148,403
BAIC Motor Corp. Ltd., Class H(a)	191,500	161,029
Baidu Inc., ADR(b)	31,238	7,074,782
Bank of Beijing Co. Ltd., Class A	45,200	38,570
Bank of China Ltd., Class A	80,100	41,620
Bank of China Ltd., Class H	8,955,000	4,027,462
Bank of Communications Co. Ltd., Class A	48,400	39,813
Bank of Communications Co. Ltd., Class H	981,000	708,669
Bank of Jiangsu Co. Ltd., Class A	19,599	18,044
Bank of Ningbo Co. Ltd., Class A	10,100	24,806
Bank of Shanghai Co. Ltd., Class A	14,800	25,367
Baoshan Iron & Steel Co. Ltd., Class A	22,200	25,605
Baozun Inc., ADR(b)	2,054	109,663
BBMG Corp., Class H	261,000	97,099
Beijing Capital International Airport Co. Ltd., Class H	188,000	200,242
Beijing Enterprises Holdings Ltd.	56,500	271,022
Beijing Enterprises Water Group Ltd.	650,000	354,445
BOC Aviation Ltd.(a)	25,400	186,077
BOE Technology Group Co. Ltd., Class A	35,000	17,469
Brilliance China Automotive Holdings Ltd.	338,000	535,708
BYD Co. Ltd., Class H(c)	74,500	442,791
BYD Electronic International Co. Ltd.	75,000	78,833
CAR Inc.(b)	90,000	72,239
CGN Power Co. Ltd., Class H(a)	1,280,000	303,329
Changjiang Securities Co. Ltd., Class A	21,800	16,114
China Agri-Industries Holdings Ltd.	192,000	76,322
China Cinda Asset Management Co. Ltd., Class H	1,020,000	263,808
China CITIC Bank Corp. Ltd., Class H	1,020,000	636,777
China Coal Energy Co. Ltd., Class H	205,000	87,235
China Communications Construction Co. Ltd., Class H	508,000	504,188
China Communications Services Corp. Ltd., Class H	282,000	233,536
China Conch Venture Holdings Ltd.	186,500	641,555
China Construction Bank Corp., Class A	20,000	20,140
China Construction Bank Corp., Class H	10,869,000	9,624,221
China Eastern Airlines Corp. Ltd., Class A	52,400	44,331
China Eastern Airlines Corp. Ltd., Class H	160,000	102,333
China Everbright Bank Co. Ltd., Class A	46,000	25,114
China Everbright Bank Co. Ltd., Class H	285,000	119,099
China Everbright International Ltd.	274,000	230,751
China Everbright Ltd.	102,000	178,557

Security	Shares	Value

China (continued)
China Evergrande Group(b)(c)	301,000	$1,079,533
China First Capital Group Ltd.(b)	370,000	197,990
China Galaxy Securities Co. Ltd., Class H	392,500	192,027
China Gas Holdings Ltd.	194,000	616,685
China Huarong Asset Management Co. Ltd., Class H(a)	1,204,000	250,038
China Huishan Dairy Holdings Co. Ltd.(b)(d)	20,200	386
China International Capital Corp. Ltd., Class H(a)	113,600	207,838
China International Marine Containers Group Co. Ltd., Class A	9,900	16,215
China International Marine Containers Group Co. Ltd., Class H	37,100	39,469
China International Travel Service Corp. Ltd., Class A	4,400	40,805
China Jinmao Holdings Group Ltd.	612,000	288,499
China Life Insurance Co. Ltd., Class H	845,000	1,909,860
China Literature Ltd.(a)(b)(c)	2,800	19,692
China Longyuan Power Group Corp. Ltd., Class H	383,000	322,546
China Medical System Holdings Ltd.	161,000	266,662
China Mengniu Dairy Co. Ltd.	312,000	900,355
China Merchants Bank Co. Ltd., Class A	22,100	91,511
China Merchants Bank Co. Ltd., Class H	438,831	1,682,887
China Merchants Port Holdings Co. Ltd.	150,000	306,158
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	6,100	16,071
China Minsheng Banking Corp. Ltd., Class A	31,900	27,875
China Minsheng Banking Corp. Ltd., Class H	698,660	500,257
China Mobile Ltd.	696,000	6,544,204
China Molybdenum Co. Ltd., Class H	444,000	182,150
China National Building Material Co. Ltd., Class H	430,000	402,120
China National Nuclear Power Co. Ltd., Class A	48,100	41,186
China Oilfield Services Ltd., Class H	208,000	184,444
China Overseas Land & Investment Ltd.	432,000	1,367,733
China Pacific Insurance Group Co. Ltd., Class A	5,800	27,811
China Pacific Insurance Group Co. Ltd., Class H	296,200	1,103,830
China Petroleum & Chemical Corp., Class A	38,900	38,945
China Petroleum & Chemical Corp., Class H	2,876,600	2,891,663
China Power International Development Ltd.	506,000	110,240
China Railway Construction Corp. Ltd., Class A	15,799	24,512
China Railway Construction Corp. Ltd., Class H	223,000	269,626
China Railway Group Ltd., Class H	416,000	359,347
China Railway Signal & Communication Corp. Ltd., Class H(a)	153,000	108,187
China Reinsurance Group Corp., Class H	692,000	136,656
China Resources Beer Holdings Co. Ltd.	168,000	714,903
China Resources Cement Holdings Ltd.	284,000	331,440
China Resources Gas Group Ltd.	100,000	455,478
China Resources Land Ltd.	317,777	1,107,315
China Resources Pharmaceutical Group Ltd.(a)	173,000	276,839
China Resources Power Holdings Co. Ltd.	220,000	396,336
China Shenhua Energy Co. Ltd., Class H	383,500	855,056
China Southern Airlines Co. Ltd., Class H	226,000	149,440
China State Construction Engineering Corp. Ltd., Class A	58,940	46,585
China State Construction International Holdings Ltd.	226,000	235,246
China Taiping Insurance Holdings Co. Ltd.	183,900	583,408
China Telecom Corp. Ltd., Class H	1,568,000	737,163
China Tower Corp. Ltd., Class H(a)(b)	3,892,000	595,039
China Traditional Chinese Medicine Holdings Co. Ltd.	258,000	188,021
China Travel International Investment Hong Kong Ltd.	254,000	82,521
China Unicom Hong Kong Ltd.	688,000	800,296
China Vanke Co. Ltd., Class A	15,500	54,562
China Vanke Co. Ltd., Class H	142,900	495,213

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Asia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Yangtze Power Co. Ltd., Class A	22,300	$51,637
China Zhongwang Holdings Ltd.	177,200	83,081
Chong Sing Holdings FinTech Group Ltd.(b)(c)	1,892,000	132,579
Chongqing Changan Automobile Co. Ltd., Class B	68,200	59,781
Chongqing Rural Commercial Bank Co. Ltd., Class H	272,000	146,589
CIFI Holdings Group Co. Ltd.	398,000	230,720
CITIC Ltd.	654,000	929,893
CITIC Securities Co. Ltd., Class A	10,500	24,559
CITIC Securities Co. Ltd., Class H	266,500	477,390
CNOOC Ltd.	2,013,000	3,559,791
COSCO SHIPPING Development Co. Ltd., Class A(b)	74,900	25,324
COSCO SHIPPING Development Co. Ltd., Class H(b)	381,000	55,338
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	128,000	55,937
COSCO SHIPPING Holdings Co. Ltd., Class H(b)	289,500	120,611
COSCO SHIPPING Ports Ltd.	202,000	213,867
Country Garden Holdings Co. Ltd.	852,828	1,269,099
Country Garden Services Holdings Co. Ltd.(b)	46,000	78,768
CRRC Corp. Ltd., Class A	30,900	37,041
CRRC Corp. Ltd., Class H	472,750	391,504
CSPC Pharmaceutical Group Ltd.	528,000	1,331,957
Ctrip.com International Ltd., ADR(b)(c)	44,610	1,746,481
Dali Foods Group Co. Ltd.(a)	216,500	157,226
Daqin Railway Co. Ltd., Class A	18,699	23,620
Datang International Power Generation Co. Ltd., Class H	308,000	78,875
Dongfeng Motor Group Co. Ltd., Class H	314,000	350,849
ENN Energy Holdings Ltd.	87,000	792,531
Fang Holdings Ltd., ADR(b)	22,860	70,180
Far East Horizon Ltd.	265,000	250,857
Focus Media Information Technology Co. Ltd., Class A	18,200	22,883
Foshan Haitian Flavouring & Food Co. Ltd., Class A	4,500	45,118
Fosun International Ltd.	298,500	540,037
Fullshare Holdings Ltd.(c)	552,500	221,031
Future Land Development Holdings Ltd.	198,000	153,125
Fuyao Glass Industry Group Co. Ltd., Class H(a)	63,200	233,108
GCL-Poly Energy Holdings Ltd.(b)	1,612,000	108,851
GDS Holdings Ltd., ADR(b)(c)	6,602	251,998
Geely Automobile Holdings Ltd.	562,000	1,194,328
Gemdale Corp., Class A	13,000	17,410
Genscript Biotech Corp.(b)	90,000	193,785
GF Securities Co. Ltd., Class H	173,200	217,358
GOME Retail Holdings Ltd.(b)(c)	1,360,000	131,687
Great Wall Motor Co. Ltd., Class H	367,500	226,150
Gree Electric Appliances Inc. of Zhuhai, Class A(b)	4,600	26,225
Greentown China Holdings Ltd.	99,000	99,645
Guangdong Investment Ltd.	328,000	581,707
Guangzhou Automobile Group Co. Ltd., Class H	344,800	374,281
Guangzhou R&F Properties Co. Ltd., Class H	110,000	221,993
Guotai Junan Securities Co. Ltd., Class A	26,700	57,135
Guotai Junan Securities Co. Ltd., Class H(a)	67,800	139,938
Haier Electronics Group Co. Ltd.	145,000	377,792
Haitian International Holdings Ltd.	71,000	142,563
Haitong Securities Co. Ltd., Class H	378,400	334,581
Hanergy Thin Film Power Group Ltd.(b)(d)	2,513	—
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	13,000	59,843
Hengan International Group Co. Ltd.	81,000	729,102
HengTen Networks Group Ltd.(b)	2,540,000	106,792
Hua Hong Semiconductor Ltd.(a)	9,000	24,538
Huadian Power International Corp. Ltd., Class H	184,000	68,453
Huaneng Power International Inc., Class H	508,000	326,201

Security	Shares	Value

China (continued)
Huaneng Renewables Corp. Ltd., Class H	552,000	$176,524
Huatai Securities Co. Ltd., Class A(b)	10,800	24,281
Huatai Securities Co. Ltd., Class H(a)	187,800	281,381
Huaxia Bank Co. Ltd., Class A	17,100	19,397
Huazhu Group Ltd., ADR	14,726	506,869
Industrial & Commercial Bank of China Ltd., Class A	63,700	50,721
Industrial & Commercial Bank of China Ltd., Class H	7,827,000	5,763,873
Industrial Bank Co. Ltd., Class A	25,400	56,064
Industrial Securities Co. Ltd., Class A	51,600	34,213
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	8,600	30,462
Inner Mongolia Yitai Coal Co. Ltd., Class B	107,200	128,962
JD.com Inc., ADR(b)	81,660	2,555,958
Jiangsu Expressway Co. Ltd., Class H	156,000	197,164
Jiangsu Hengrui Medicine Co. Ltd., Class A	5,900	57,125
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	1,803	30,436
Jiangxi Copper Co. Ltd., Class H	156,000	184,841
Jiayuan International Group Ltd.(c)	112,000	223,746
Jihua Group Corp. Ltd., Class A	30,800	17,176
Kaisa Group Holdings Ltd.	252,000	93,751
Kangmei Pharmaceutical Co. Ltd., Class A	5,900	17,988
Kingboard Holdings Ltd.	75,500	268,375
Kingboard Laminates Holdings Ltd.	124,500	117,538
Kingdee International Software Group Co. Ltd.(c)	222,000	252,861
Kingsoft Corp. Ltd.	91,000	165,330
Kunlun Energy Co. Ltd.	388,000	405,356
Kweichow Moutai Co. Ltd., Class A	1,318	127,166
KWG Property Holdings Ltd.	141,500	151,255
Lee & Man Paper Manufacturing Ltd.	175,000	167,667
Legend Holdings Corp., Class H(a)	37,100	114,861
Lenovo Group Ltd.	806,000	525,770
Logan Property Holdings Co. Ltd.	156,000	194,779
Longfor Group Holdings Ltd.	167,500	465,224
Luye Pharma Group Ltd.(a)(c)	127,500	120,045
Luzhou Laojiao Co. Ltd., Class A	2,500	15,767
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	12,120	29,324
Meitu Inc.(a)(b)(c)	195,000	105,588
Metallurgical Corp. of China Ltd., Class A	81,600	42,758
Metallurgical Corp. of China Ltd., Class H	341,000	93,408
Midea Group Co. Ltd., Class A	6,000	36,533
MMG Ltd.(b)	264,000	132,187
Momo Inc., ADR(b)(c)	13,710	634,636
NetEase Inc., ADR	8,991	1,777,611
New China Life Insurance Co. Ltd., Class A	3,600	24,159
New China Life Insurance Co. Ltd., Class H	92,900	420,772
New Oriental Education & Technology Group Inc., ADR	16,031	1,260,037
Nexteer Automotive Group Ltd.	109,000	183,590
Nine Dragons Paper Holdings Ltd.	196,000	222,248
Noah Holdings Ltd., ADR(b)(c)	3,202	150,622
People’s Insurance Co. Group of China Ltd. (The), Class H	876,000	379,467
PetroChina Co. Ltd., Class H	2,372,000	1,764,894
PICC Property & Casualty Co. Ltd., Class H	778,740	877,073
Ping An Bank Co. Ltd., Class A	20,800	30,840
Ping An Insurance Group Co. of China Ltd., Class A	9,800	90,339
Ping An Insurance Group Co. of China Ltd., Class H	591,000	5,692,466
Poly Real Estate Group Co. Ltd., Class A	12,600	22,647
Postal Savings Bank of China Co. Ltd., Class H(a)	332,000	195,421
Qingdao Haier Co. Ltd., Class A	10,700	23,320
RiseSun Real Estate Development Co. Ltd., Class A	14,700	17,471
SAIC Motor Corp. Ltd., Class A	10,400	44,373

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Asia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Semiconductor Manufacturing International Corp.(b)(c)	336,300	$396,761
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	232,000	219,618
Shanghai Electric Group Co. Ltd., Class H	360,000	112,831
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	5,100	21,797
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	61,500	248,385
Shanghai Industrial Holdings Ltd.	64,000	152,480
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	114,380	154,299
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	14,200	44,208
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	91,200	239,361
Shanghai Pudong Development Bank Co. Ltd., Class A	33,600	50,803
Shenwan Hongyuan Group Co. Ltd., Class A	35,735	23,328
Shenzhen International Holdings Ltd.	97,000	181,916
Shenzhen Investment Ltd.	364,000	119,186
Shenzhou International Group Holdings Ltd.	86,000	1,128,566
Shimao Property Holdings Ltd.	137,500	409,930
Shui On Land Ltd.	376,500	89,701
Sihuan Pharmaceutical Holdings Group Ltd.	493,000	109,292
SINA Corp./China(b)	7,216	512,047
Sino Biopharmaceutical Ltd.	742,500	940,316
Sino-Ocean Group Holding Ltd.	357,500	181,736
Sinopec Engineering Group Co. Ltd., Class H	147,000	153,201
Sinopec Shanghai Petrochemical Co. Ltd., Class H	347,000	203,808
Sinopharm Group Co. Ltd., Class H	132,800	660,709
Sinotrans Ltd., Class H	217,000	90,959
Sinotruk Hong Kong Ltd.	77,500	115,723
Skyworth Digital Holdings Ltd.	204,000	66,017
SOHO China Ltd.	258,000	103,543
SSY Group Ltd.	162,000	150,671
Sun Art Retail Group Ltd.	273,000	314,777
Sunac China Holdings Ltd.	275,000	900,445
Suning.com Co. Ltd., Class A	13,100	23,738
Sunny Optical Technology Group Co. Ltd.	80,900	1,028,141
TAL Education Group, Class A, ADR(b)	37,156	1,099,818
Tencent Holdings Ltd.	633,800	27,455,057
Tingyi Cayman Islands Holding Corp.	224,000	400,117
Tong Ren Tang Technologies Co. Ltd., Class H	64,000	92,793
Towngas China Co. Ltd.	118,000	108,695
TravelSky Technology Ltd., Class H	106,000	271,452
Tsingtao Brewery Co. Ltd., Class H	42,000	199,595
Uni-President China Holdings Ltd.	140,000	137,879
Vipshop Holdings Ltd., ADR(b)(c)	47,680	332,806
Want Want China Holdings Ltd.	575,000	469,588
Weibo Corp., ADR(b)(c)	5,239	402,041
Weichai Power Co. Ltd., Class H	227,200	240,837
Wuliangye Yibin Co. Ltd., Class A	4,700	42,583
Wuxi Biologics Cayman Inc.(a)(b)(c)	56,000	552,944
XCMG Construction Machinery Co. Ltd., Class A	33,800	20,234
Xinhu Zhongbao Co. Ltd., Class A	19,000	8,788
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	15,600	27,788
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	54,600	58,434
Xinyi Solar Holdings Ltd.	362,000	107,923
Yanzhou Coal Mining Co. Ltd., Class H	202,000	233,426
Yuexiu Property Co. Ltd.	720,000	130,260
Yum China Holdings Inc.	41,151	1,591,721
Yunnan Baiyao Group Co. Ltd., Class A	2,100	24,467
Yuzhou Properties Co. Ltd.	190,000	100,944

Security	Shares	Value

China (continued)
YY Inc., ADR(b)(c)	5,077	$388,035
Zhaojin Mining Industry Co. Ltd., Class H	120,000	93,567
Zhejiang Expressway Co. Ltd., Class H	166,000	131,761
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	18,000	77,170
Zhongsheng Group Holdings Ltd.	64,000	140,412
Zhuzhou CRRC Times Electric Co. Ltd., Class H	63,600	343,164
Zijin Mining Group Co. Ltd., Class H	652,000	243,392
ZTE Corp., Class H(b)	82,560	160,305

		180,815,442
India — 12.4%
Adani Ports &Special Economic Zone Ltd.	58,677	316,978
Ambuja Cements Ltd.	68,277	232,335
Ashok Leyland Ltd.	131,717	239,659
Asian Paints Ltd.	32,547	629,797
Aurobindo Pharma Ltd.	29,465	296,099
Avenue Supermarts Ltd.(a)(b)	13,591	307,457
Axis Bank Ltd.(b)	202,043	1,849,476
Bajaj Auto Ltd.	9,305	360,104
Bajaj Finance Ltd.	19,812	797,941
Bajaj Finserv Ltd.	4,346	413,471
Bharat Forge Ltd.	23,243	222,529
Bharat Heavy Electricals Ltd.	99,226	112,760
Bharat Petroleum Corp. Ltd.	85,200	434,972
Bharti Airtel Ltd.	159,419	862,769
Bharti Infratel Ltd.	37,740	152,660
Bosch Ltd.	879	272,530
Britannia Industries Ltd.	3,177	301,759
Cadila Healthcare Ltd.	22,865	129,837
Cipla Ltd./India	40,675	379,732
Coal India Ltd.	76,467	308,288
Container Corp. of India Ltd.	19,050	175,080
Dabur India Ltd.	60,544	408,670
Dr. Reddy’s Laboratories Ltd.	12,778	448,956
Eicher Motors Ltd.	1,513	598,571
GAIL India Ltd.	88,013	461,866
Glenmark Pharmaceuticals Ltd.	15,626	146,652
Godrej Consumer Products Ltd.	26,978	552,350
Grasim Industries Ltd.	37,242	560,524
Havells India Ltd.	28,705	293,520
HCL Technologies Ltd.	62,540	922,719
Hero MotoCorp Ltd.	5,532	253,785
Hindalco Industries Ltd.	132,762	445,402
Hindustan Petroleum Corp. Ltd.	68,376	244,674
Hindustan Unilever Ltd.	73,187	1,836,840
Housing Development Finance Corp. Ltd.	178,180	4,863,468
ICICI Bank Ltd.	267,210	1,290,723
Idea Cellular Ltd.(b)	220,275	153,266
Indiabulls Housing Finance Ltd.	31,322	556,102
Indian Oil Corp. Ltd.	160,101	351,121
Infosys Ltd.	197,599	4,014,873
InterGlobe Aviation Ltd.(a)	9,734	127,476
ITC Ltd.	382,652	1,725,613
JSW Steel Ltd.	96,425	538,842
Larsen & Toubro Ltd.	53,342	1,030,007
LIC Housing Finance Ltd.	34,294	251,864
Lupin Ltd.	24,218	318,047
Mahindra & Mahindra Financial Services Ltd.	35,236	243,009
Mahindra & Mahindra Ltd.	83,934	1,142,334
Marico Ltd.	50,964	265,468
Maruti Suzuki India Ltd.	11,914	1,527,989

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Asia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Motherson Sumi Systems Ltd.	72,924	$312,665
Nestle India Ltd.	2,640	431,112
NTPC Ltd.	222,135	537,123
Oil & Natural Gas Corp. Ltd.	155,898	395,755
Page Industries Ltd.	384	186,335
Petronet LNG Ltd.	70,026	244,902
Pidilite Industries Ltd.	14,186	233,742
Piramal Enterprises Ltd.	9,356	422,084
Power Grid Corp. of India Ltd.	177,038	502,961
Reliance Industries Ltd.	321,737	5,632,396
Rural Electrification Corp. Ltd.	76,264	128,816
Shree Cement Ltd.	943	251,628
Shriram Transport Finance Co. Ltd.	16,883	317,968
Siemens Ltd.	8,392	120,657
State Bank of India(b)	193,885	846,327
Sun Pharmaceutical Industries Ltd.	94,196	867,040
Tata Consultancy Services Ltd.	103,267	3,026,103
Tata Motors Ltd.(b)	176,544	665,840
Tata Power Co. Ltd. (The)	124,507	134,643
Tata Steel Ltd.	39,546	334,818
Tech Mahindra Ltd.	53,201	574,418
Titan Co. Ltd.	35,117	441,598
UltraTech Cement Ltd.	10,922	689,186
United Spirits Ltd.(b)	32,788	291,354
UPL Ltd.	39,849	401,882
Vedanta Ltd.	147,120	472,311
Wipro Ltd.	127,108	539,875
Yes Bank Ltd.	194,758	943,224
Zee Entertainment Enterprises Ltd.	54,629	385,073

		54,702,800
Indonesia — 2.6%
Adaro Energy Tbk PT	1,626,500	205,935
AKR Corporindo Tbk PT	3,600	882
Astra International Tbk PT	2,289,700	1,126,974
Bank Central Asia Tbk PT	1,105,200	1,860,758
Bank Danamon Indonesia Tbk PT	332,100	153,312
Bank Mandiri Persero Tbk PT	2,088,400	978,273
Bank Negara Indonesia Persero Tbk PT	838,600	444,065
Bank Rakyat Indonesia Persero Tbk PT	6,204,600	1,339,486
Bank Tabungan Negara Persero Tbk PT	472,100	88,138
Bumi Serpong Damai Tbk PT(b)	944,800	76,969
Charoen Pokphand Indonesia Tbk PT	879,500	297,346
Gudang Garam Tbk PT	52,900	262,166
Hanjaya Mandala Sampoerna Tbk PT	1,029,100	267,580
Indah Kiat Pulp & Paper Corp. Tbk PT	305,600	396,263
Indocement Tunggal Prakarsa Tbk PT	216,300	260,279
Indofood CBP Sukses Makmur Tbk PT	257,500	151,651
Indofood Sukses Makmur Tbk PT	465,400	201,421
Jasa Marga Persero Tbk PT	301,898	92,844
Kalbe Farma Tbk PT	2,303,100	210,297
Matahari Department Store Tbk PT	292,600	148,982
Pakuwon Jati Tbk PT	1,993,900	69,712
Perusahaan Gas Negara Persero Tbk PT	1,248,800	181,428
Semen Indonesia Persero Tbk PT	355,800	228,263
Surya Citra Media Tbk PT	658,400	93,866
Telekomunikasi Indonesia Persero Tbk PT	5,734,200	1,358,612
Tower Bersama Infrastructure Tbk PT	215,700	81,272
Unilever Indonesia Tbk PT	169,000	503,099
United Tractors Tbk PT	190,900	445,822

Security	Shares	Value

Indonesia (continued)
Waskita Karya Persero Tbk PT	566,700	$72,905

		11,598,600
Malaysia — 3.3%
AirAsia Group Bhd	167,000	139,793
Alliance Bank Malaysia Bhd	115,700	116,277
AMMB Holdings Bhd	190,700	190,259
Astro Malaysia Holdings Bhd	179,500	76,002
Axiata Group Bhd(c)	299,300	349,590
British American Tobacco Malaysia Bhd	15,500	127,711
CIMB Group Holdings Bhd	520,700	771,642
Dialog Group Bhd	412,178	349,040
DiGi.Com Bhd(c)	362,700	415,699
FGV Holdings Bhd(c)	207,100	76,097
Fraser & Neave Holdings Bhd	14,300	132,230
Gamuda Bhd	203,900	183,582
Genting Bhd	241,000	505,516
Genting Malaysia Bhd	343,300	436,069
Genting Plantations Bhd	26,900	61,727
HAP Seng Consolidated Bhd	76,600	183,229
Hartalega Holdings Bhd	155,800	269,176
Hong Leong Bank Bhd	76,500	382,733
Hong Leong Financial Group Bhd	26,300	125,564
IHH Healthcare Bhd	296,400	402,461
IJM Corp. Bhd(c)	343,100	156,125
IOI Corp. Bhd	229,000	251,875
IOI Properties Group Bhd	211,943	90,254
Kuala Lumpur Kepong Bhd	51,200	307,237
Malayan Banking Bhd	431,400	1,045,564
Malaysia Airports Holdings Bhd	103,300	235,030
Maxis Bhd(c)	265,600	373,566
MISC Bhd	127,000	183,261
My EG Services Bhd(c)	230,300	83,501
Nestle Malaysia Bhd	7,200	257,550
Petronas Chemicals Group Bhd	278,700	641,563
Petronas Dagangan Bhd	25,400	168,118
Petronas Gas Bhd	79,900	363,580
PPB Group Bhd	65,080	266,053
Press Metal Aluminium Holdings Bhd	149,600	181,289
Public Bank Bhd	325,810	1,991,568
RHB Bank Bhd	96,962	127,411
RHB Bank Bhd, New(b)(d)	28,800	—
Sime Darby Bhd	266,900	165,615
Sime Darby Plantation Bhd	266,700	347,855
Sime Darby Property Bhd	320,900	98,390
SP Setia Bhd Group	168,900	108,093
Telekom Malaysia Bhd(c)	109,900	88,519
Tenaga Nasional Bhd	352,500	1,344,981
Top Glove Corp. Bhd	76,700	207,918
UMW Holdings Bhd	50,700	73,283
Westports Holdings Bhd	126,200	114,239
YTL Corp. Bhd	377,908	122,306

		14,689,141

Pakistan — 0.1%
Habib Bank Ltd.	61,300	74,572
Lucky Cement Ltd.	15,900	69,258
MCB Bank Ltd.	51,000	82,664
Oil &Gas Development Co. Ltd.	81,200	99,716
United Bank Ltd./Pakistan	69,700	88,721

		414,931

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Asia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Philippines — 1.4%
Aboitiz Equity Ventures Inc.	218,450	$218,376
Aboitiz Power Corp.	173,000	119,717
Alliance Global Group Inc.(b)	444,700	114,776
Ayala Corp.	27,950	522,743
Ayala Land Inc.	835,300	695,198
Bank of the Philippine Islands	102,182	179,164
BDO Unibank Inc.	221,499	538,958
DMCI Holdings Inc.	451,500	108,087
Globe Telecom Inc.	3,945	156,124
GT Capital Holdings Inc.	9,866	161,641
International Container Terminal Services Inc.	58,490	102,446
JG Summit Holdings Inc.	320,236	359,358
Jollibee Foods Corp.	50,860	273,952
Manila Electric Co.	25,460	177,803
Megaworld Corp.	1,316,500	113,016
Metro Pacific Investments Corp.	1,666,700	169,887
Metropolitan Bank & Trust Co.	87,268	119,555
PLDT Inc.	10,185	265,350
Robinsons Land Corp.	270,190	107,635
Security Bank Corp.	26,370	95,926
SM Investments Corp.	26,689	482,187
SM Prime Holdings Inc.	1,143,750	834,261
Universal Robina Corp.	104,160	271,757

		6,187,917

South Korea — 18.6%
Amorepacific Corp.	3,621	855,521
AMOREPACIFIC Group	3,282	284,225
BGF retail Co. Ltd.	973	149,908
BNK Financial Group Inc.	29,970	224,543
Celltrion Healthcare Co. Ltd.(b)(c)	3,850	312,662
Celltrion Inc.(b)(c)	9,245	2,242,420
Celltrion Pharm Inc.(b)	1,715	123,408
Cheil Worldwide Inc.	7,878	136,590
CJ CheilJedang Corp.	915	281,532
CJ Corp.	1,652	195,898
CJ ENM Co. Ltd.	1,229	278,227
CJ Logistics Corp.(b)	897	124,097
Coway Co. Ltd.	5,501	451,683
Daelim Industrial Co. Ltd.	3,279	241,252
Daewoo Engineering & Construction Co. Ltd.(b)	19,190	90,334
DB Insurance Co. Ltd.	5,595	321,682
DGB Financial Group Inc.	19,249	177,247
Dongsuh Cos. Inc.	4,336	88,227
Doosan Bobcat Inc.	4,355	139,279
Doosan Heavy Industries & Construction Co. Ltd.(b)	6,530	83,007
E-MART Inc.	2,376	457,847
GS Engineering & Construction Corp.	5,582	240,199
GS Holdings Corp.	5,836	278,392
GS Retail Co. Ltd.	3,221	107,642
Hana Financial Group Inc.	33,311	1,277,797
Hankook Tire Co. Ltd.	8,255	345,951
Hanmi Pharm Co. Ltd.	702	313,745
Hanmi Science Co. Ltd.	1,453	113,431
Hanon Systems	20,201	217,771
Hanssem Co. Ltd.	1,222	90,567
Hanwha Chemical Corp.	12,438	226,267
Hanwha Corp.	4,654	133,163
Hanwha Life Insurance Co. Ltd.	34,961	152,325
HDC Hyundai Development Co-Engineering & Construction, Class E(b)	4,080	204,889

Security	Shares	Value

South Korea (continued)
HLB Inc.(b)	3,474	$324,571
Hotel Shilla Co. Ltd.	3,572	346,562
Hyundai Department Store Co. Ltd.	1,662	148,709
Hyundai Engineering & Construction Co. Ltd.	8,831	476,001
Hyundai Glovis Co. Ltd.	2,119	230,336
Hyundai Heavy Industries Co. Ltd.(b)	4,109	435,577
Hyundai Heavy Industries Holdings Co. Ltd.(b)	1,117	378,806
Hyundai Marine & Fire Insurance Co. Ltd.	7,092	237,005
Hyundai Mobis Co. Ltd.	7,651	1,539,616
Hyundai Motor Co.	17,444	1,958,856
Hyundai Steel Co.	9,109	436,158
Industrial Bank of Korea	29,025	388,512
ING Life Insurance Korea Ltd.(a)	3,488	109,044
Kakao Corp.	5,656	635,135
Kangwon Land Inc.	13,157	342,178
KB Financial Group Inc.	44,685	2,075,385
KCC Corp.	677	197,356
KEPCO Plant Service & Engineering Co. Ltd.	2,771	90,612
Kia Motors Corp.	29,489	849,052
Korea Aerospace Industries Ltd.(b)	7,963	298,662
Korea Electric Power Corp.	28,890	791,578
Korea Gas Corp.(b)	2,938	138,830
Korea Investment Holdings Co. Ltd.	4,702	301,175
Korea Zinc Co. Ltd.	991	361,003
Korean Air Lines Co. Ltd.	5,417	136,502
KT Corp.	574	14,902
KT&G Corp.	13,358	1,212,018
Kumho Petrochemical Co. Ltd.	2,033	186,288
LG Chem Ltd.	5,196	1,708,427
LG Corp.	10,643	683,623
LG Display Co. Ltd.	26,062	497,523
LG Electronics Inc.	11,955	824,816
LG Household & Health Care Ltd.	1,073	1,219,373
LG Innotek Co. Ltd.	1,623	209,227
LG Uplus Corp.	15,913	224,439
Lotte Chemical Corp.	1,951	553,848
Lotte Corp.(b)	3,159	136,786
Lotte Shopping Co. Ltd.	1,274	206,010
Medy-Tox Inc.	492	296,044
Mirae Asset Daewoo Co. Ltd.	46,892	346,272
NAVER Corp.	3,166	2,138,824
NCSoft Corp.	2,023	704,229
Netmarble Corp.(a)	2,823	295,449
NH Investment & Securities Co. Ltd.	16,386	197,989
OCI Co. Ltd.	2,080	215,820
Orion Corp./Republic of Korea	2,472	237,618
Ottogi Corp.	132	85,972
Pan Ocean Co. Ltd.(b)	24,771	114,826
Pearl Abyss Corp.(b)	633	145,007
POSCO	8,854	2,596,982
Posco Daewoo Corp.	5,715	93,697
S-1 Corp.	1,848	142,275
Samsung Biologics Co. Ltd.(a)(b)	1,880	781,961
Samsung C&T Corp.	8,533	942,873
Samsung Card Co. Ltd.	3,428	108,554
Samsung Electro-Mechanics Co. Ltd.	6,354	919,008
Samsung Electronics Co. Ltd.	534,160	23,249,384
Samsung Engineering Co. Ltd.(b)	17,653	267,217
Samsung Fire & Marine Insurance Co. Ltd.	3,463	824,413
Samsung Heavy Industries Co. Ltd.(b)	42,470	270,123

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Asia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Life Insurance Co. Ltd.	7,921	$658,215
Samsung SDI Co. Ltd.	6,219	1,318,496
Samsung SDS Co. Ltd.	3,943	858,984
Samsung Securities Co. Ltd.	7,255	210,842
Shinhan Financial Group Co. Ltd.	48,185	1,887,316
Shinsegae Inc.	856	249,537
SillaJen Inc.(b)(c)	5,736	393,685
SK Holdings Co. Ltd.	3,570	843,471
SK Hynix Inc.	65,759	4,903,200
SK Innovation Co. Ltd.	7,302	1,266,034
SK Telecom Co. Ltd.	2,288	539,550
S-Oil Corp.	5,089	546,319
ViroMed Co. Ltd.(b)	1,526	325,037
Woori Bank	52,583	769,980
Yuhan Corp.	1,017	218,356

		81,829,788

Taiwan — 16.2%
Acer Inc.	342,062	286,212
Advantech Co. Ltd.	37,282	253,685
Airtac International Group	14,000	134,462
ASE Technology Holding Co. Ltd.	395,484	969,557
Asia Cement Corp.	254,229	346,394
Asustek Computer Inc.	80,000	681,100
AU Optronics Corp.	981,000	424,786
Catcher Technology Co. Ltd.	74,000	907,081
Cathay Financial Holding Co. Ltd.	922,944	1,580,559
Chailease Holding Co. Ltd.	133,105	452,856
Chang Hwa Commercial Bank Ltd.	557,294	346,551
Cheng Shin Rubber Industry Co. Ltd.	224,776	343,220
Chicony Electronics Co. Ltd.	69,518	146,211
China Airlines Ltd.	332,000	101,713
China Development Financial Holding Corp.	1,525,200	551,187
China Life Insurance Co. Ltd./Taiwan	294,298	292,717
China Steel Corp.	1,418,867	1,161,794
Chunghwa Telecom Co. Ltd.	433,000	1,529,562
Compal Electronics Inc.	466,000	292,056
CTBC Financial Holding Co. Ltd.	1,987,265	1,397,523
Delta Electronics Inc.	235,000	941,071
E.Sun Financial Holding Co. Ltd.	1,070,564	787,718
Eclat Textile Co. Ltd.	19,604	238,069
Eva Airways Corp.	236,628	120,182
Evergreen Marine Corp. Taiwan Ltd.	250,358	106,371
Far Eastern New Century Corp.	369,460	430,024
Far EasTone Telecommunications Co. Ltd.	179,000	426,593
Feng TAY Enterprise Co. Ltd.	38,064	230,503
First Financial Holding Co. Ltd.	1,101,725	737,114
Formosa Chemicals & Fibre Corp.	395,950	1,585,605
Formosa Petrochemical Corp.	141,000	578,414
Formosa Plastics Corp.	506,400	1,854,794
Formosa Taffeta Co. Ltd.	103,000	119,884
Foxconn Technology Co. Ltd.	98,521	250,192
Fubon Financial Holding Co. Ltd.	752,396	1,246,849
General Interface Solution Holding Ltd.	21,000	130,246
Giant Manufacturing Co. Ltd.	39,000	168,240
Globalwafers Co. Ltd.	25,000	319,062
Highwealth Construction Corp.	100,840	163,826
Hiwin Technologies Corp.	24,181	218,074
Hon Hai Precision Industry Co. Ltd.	1,865,314	4,888,744
Hotai Motor Co. Ltd.	30,000	259,808
HTC Corp.(b)	80,000	116,165

Security	Shares	Value

Taiwan (continued)
Hua Nan Financial Holdings Co. Ltd.	846,461	$496,054
Innolux Corp.	1,010,620	376,741
Inventec Corp.	278,980	250,233
Largan Precision Co. Ltd.	11,000	1,685,007
Lite-On Technology Corp.	241,032	289,960
Macronix International	216,241	232,328
MediaTek Inc.	168,176	1,377,056
Mega Financial Holding Co. Ltd.	1,231,542	1,034,471
Micro-Star International Co. Ltd.	76,000	263,519
Nan Ya Plastics Corp.	580,090	1,612,883
Nanya Technology Corp.	115,000	260,964
Nien Made Enterprise Co. Ltd.	19,000	147,225
Novatek Microelectronics Corp.	70,000	342,992
Pegatron Corp.	229,000	493,563
Phison Electronics Corp.	19,000	157,122
Pou Chen Corp.	248,000	273,313
Powertech Technology Inc.	80,000	237,278
President Chain Store Corp.	65,000	708,937
Quanta Computer Inc.	306,000	526,023
Realtek Semiconductor Corp.	49,140	238,381
Ruentex Development Co. Ltd.	104,065	117,228
Ruentex Industries Ltd.	66,855	137,127
Shin Kong Financial Holding Co. Ltd.	941,138	372,288
SinoPac Financial Holdings Co. Ltd.	1,181,699	432,822
Standard Foods Corp.	53,987	91,399
Synnex Technology International Corp.	161,050	215,502
TaiMed Biologics Inc.(b)	20,000	148,787
Taishin Financial Holding Co. Ltd.	1,122,129	527,910
Taiwan Business Bank	387,768	140,134
Taiwan Cement Corp.	534,100	736,420
Taiwan Cooperative Financial Holding Co. Ltd.	984,626	585,037
Taiwan High Speed Rail Corp.	219,000	184,669
Taiwan Mobile Co. Ltd.	181,000	630,539
Taiwan Semiconductor Manufacturing Co. Ltd.	2,734,000	22,787,042
Teco Electric and Machinery Co. Ltd.	234,000	171,415
Uni-President Enterprises Corp.	542,650	1,370,980
United Microelectronics Corp.	1,365,000	771,048
Vanguard International Semiconductor Corp.	107,000	259,531
Walsin Technology Corp.	36,000	368,615
Win Semiconductors Corp.	40,000	216,832
Winbond Electronics Corp.	335,000	188,141
Wistron Corp.	314,080	222,407
WPG Holdings Ltd.	199,000	252,030
Yageo Corp.	28,151	639,733
Yuanta Financial Holding Co. Ltd.	1,153,893	584,178
Zhen Ding Technology Holding Ltd.	55,455	141,910

		71,414,548

Thailand — 3.2%
Advanced Info Service PCL, NVDR	116,300	717,770
Airports of Thailand PCL, NVDR	483,000	985,037
Bangkok Bank PCL Foreign	27,200	172,857
Bangkok Dusit Medical Services PCL, NVDR	438,000	351,283
Bangkok Expressway & Metro PCL, NVDR	803,300	206,163
Banpu PCL, NVDR	254,600	157,910
Berli Jucker PCL, NVDR(c)	141,600	250,926
BTS Group Holdings PCL, NVDR	712,000	201,222
Bumrungrad Hospital PCL, NVDR	42,600	236,233
Central Pattana PCL, NVDR	155,100	390,949
Charoen Pokphand Foods PCL, NVDR	375,200	295,185
CP ALL PCL, NVDR	565,500	1,166,247

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Asia ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Delta Electronics Thailand PCL, NVDR	61,800	$131,700
Electricity Generating PCL, NVDR	17,000	117,385
Energy Absolute PCL, NVDR	147,400	174,511
Glow Energy PCL, NVDR	61,300	176,052
Home Product Center PCL, NVDR	424,145	189,200
Indorama Ventures PCL, NVDR	179,300	328,689
IRPC PCL, NVDR	1,143,000	242,708
Kasikornbank PCL, NVDR	73,600	474,476
Kasikornbank PCL Foreign	131,700	853,052
Krung Thai Bank PCL, NVDR	391,550	232,083
Land & Houses PCL, NVDR	274,500	94,771
Minor International PCL, NVDR	254,680	307,359
PTT Exploration & Production PCL, NVDR	157,710	686,638
PTT Global Chemical PCL, NVDR	254,200	634,917
PTT PCL, NVDR	1,188,700	1,906,714
Robinson PCL, NVDR	50,100	99,879
Siam Cement PCL (The), NVDR	43,200	596,590
Siam Commercial Bank PCL (The), NVDR	210,000	949,587
Thai Oil PCL, NVDR	127,300	327,682
Thai Union Group PCL, NVDR	202,900	108,486
TMB Bank PCL, NVDR	1,486,100	99,891
True Corp. PCL, NVDR	1,218,005	249,332

		14,113,484

Total Common Stocks — 98.9% (Cost: $380,167,095)		435,766,651

Preferred Stocks

South Korea — 1.0%
Amorepacific Corp., Preference Shares, NVS	1,032	133,966
Hyundai Motor Co. Preference Shares, NVS	2,796	196,673
Series 2, Preference Shares, NVS	4,266	328,050
LG Chem Ltd., Preference Shares, NVS	923	165,836
LG Household & Health Care Ltd., Preference Shares, NVS	247	166,198
Samsung Electronics Co. Ltd., Preference Shares, NVS	91,010	3,245,831

		4,236,554

Total Preferred Stocks — 1.0% (Cost: $2,967,873)		4,236,554

Security	Shares	Value

Rights

China — 0.0%
China Everbright International Ltd., NVS (Expires 09/13/18)(b)	101,481	$7,887

Total Rights — 0.0% (Cost: $0)		7,887

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 08/01/19)(b)	79,111	0	(e)

Total Warrants — 0.0% (Cost: $0)		0	(e)

Short-Term Investments

Money Market Funds — 7.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(f)(g)(h)	31,286,159	31,295,545

Total Short-Term Investments — 7.1% (Cost: $31,290,610)		31,295,545

Total Investments in Securities — 107.0% (Cost: $414,425,578)		471,306,637

Other Assets, Less Liabilities — (7.0)%		(30,768,457)

Net Assets — 100.0%		$440,538,180

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss	)(a)	(Depreciation	)

BlackRock Cash Funds: Institutional, SL Agency Shares	9,807,306	21,478,853	31,286,159	$31,295,545	$273,096	(b)	$(2,039)		$3,664
BlackRock Cash Funds: Treasury, SL Agency Shares	768,227	(768,227)	—	—	14,322		—		—

				$31,295,545	$287,418		$(2,039)		$3,664

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Asia ETF
August 31, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$435,766,265	$—		$386	$435,766,651
Preferred Stocks	4,236,554	—		—	4,236,554
Rights	—	7,887		—	7,887
Warrants	—	0	(a)	—	0	(a)
Money Market Funds	31,295,545	—		—	31,295,545

	$471,298,364	$7,887		$386	$471,306,637

(a)	Rounds to less than $1.

See notes to consolidated financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.6%
AES Tiete Energia SA, NVS	62,600	$146,772
Aliansce Shopping Centers SA	34,300	125,958
Alupar Investimento SA, NVS	60,608	223,597
Anima Holding SA	15,900	50,169
Arezzo Industria e Comercio SA	18,600	178,637
B2W Cia. Digital(a)	68,323	438,119
Banco ABC Brasil SA, NVS(a)	1,093	3,876
BK Brasil Operacao e Assessoria a Restaurantes SA(a)	53,200	187,228
BR Properties SA	48,241	107,720
Cia. de Saneamento de Minas Gerais-COPASA	25,300	257,169
Cia. Hering	52,000	207,111
Cosan Logistica SA(a)	72,522	169,507
CVC Brasil Operadora e Agencia de Viagens SA	52,800	545,288
Cyrela Brazil Realty SA Empreendimentos e Participacoes	101,900	270,325
Dommo Energia SA(a)	445,100	216,063
Duratex SA	123,500	289,559
EcoRodovias Infraestrutura e Logistica SA	88,100	151,819
Estacio Participacoes SA	104,300	570,598
Ez Tec Empreendimentos e Participacoes SA	22,044	85,873
Fleury SA	73,400	457,848
Guararapes Confeccoes SA	3,700	94,339
Iguatemi Empresa de Shopping Centers SA	33,000	245,412
Instituto Hermes Pardini SA	22,800	81,680
Iochpe Maxion SA	39,805	217,376
Light SA	31,500	106,119
Linx SA	51,800	216,247
Magnesita Refratarios SA	11,800	203,345
Mahle-Metal Leve SA	17,200	105,327
Marfrig Global Foods SA(a)	82,000	113,842
Minerva SA(a)	41,600	58,764
MRV Engenharia e Participacoes SA	109,900	346,763
Multiplus SA	20,900	123,419
QGEP Participacoes SA	32,000	94,755
Qualicorp Consultoria e Corretora de Seguros SA	95,800	366,449
Santos Brasil Participacoes SA	115,100	78,221
Sao Martinho SA	65,000	298,961
Ser Educacional SA(b)	28,635	111,201
SLC Agricola SA	18,900	302,760
Smiles Fidelidade SA	24,300	306,161
TOTVS SA	46,800	302,602
Transmissora Alianca de Energia Eletrica SA, NVS	85,800	418,577
Tupy SA	21,500	124,300
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	31,740	113,630
Via Varejo SA	57,800	237,086
Wiz Solucoes e Corretagem de Seguros SA	37,900	78,650

		9,429,222
Chile — 1.4%
AES Gener SA	1,170,862	296,313
Besalco SA	159,561	142,567
CAP SA	29,922	270,373
Cia. Sud Americana de Vapores SA(a)	6,144,160	183,448
Engie Energia Chile SA	199,340	366,217
Forus SA	41,141	110,522
Inversiones Aguas Metropolitanas SA	176,417	255,348
Inversiones La Construccion SA	13,346	213,741
Parque Arauco SA	215,134	540,036

Security	Shares	Value

Chile (continued)
Ripley Corp. SA	293,960	$251,395
Salfacorp SA	137,554	211,576
SMU SA(a)	1,015,408	286,990
Sociedad de Inversiones Oro Blanco SA	15,977,540	107,306
SONDA SA	193,472	255,102
Vina Concha y Toro SA	137,417	269,191

		3,760,125
China — 12.8%
21Vianet Group Inc., ADR(a)(c)	25,722	250,789
361 Degrees International Ltd.	386,000	110,652
500.com Ltd., ADR(a)(c)	6,432	83,873
AGTech Holdings Ltd.(a)(c)	1,432,000	116,765
Ajisen China Holdings Ltd.(c)	255,000	107,212
Anton Oilfield Services Group/Hong Kong(a)(c)	840,000	115,583
Anxin-China Holdings Ltd.(a)(d)	1,084,000	16,573
APT Satellite Holdings Ltd.	209,000	87,340
Asia Cement China Holdings Corp.	196,000	209,262
AVIC International Holding HK Ltd.(a)(c)	1,950,000	47,453
AVIC International Holdings Ltd., Class H	128,000	66,211
Beijing Capital Land Ltd., Class H	410,000	164,023
Beijing Enterprises Medical & Health Group Ltd.(a)	2,646,000	116,305
Beijing Gas Blue Sky Holdings Ltd.(a)(c)	2,880,000	209,150
Beijing Sports and Entertainment Industry Group Ltd.(a)(c)	417,500	151,066
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	111,000	217,506
Best Pacific International Holdings Ltd.	146,000	47,619
Bitauto Holdings Ltd., ADR(a)(c)	10,287	243,906
Boshiwa International Holding Ltd.(a)(d)	32,000	163
Bosideng International Holdings Ltd.	1,356,000	171,035
Boyaa Interactive International Ltd.(a)	267,000	67,355
C C Land Holdings Ltd.	876,000	214,287
Canvest Environment Protection Group Co. Ltd.(c)	406,000	214,150
Capital Environment Holdings Ltd.(a)	2,244,000	58,609
Carnival Group International Holdings Ltd.(a)(c)	4,527,500	187,471
Central China Real Estate Ltd.	287,000	119,935
CGN Meiya Power Holdings Co. Ltd.(a)(b)	604,000	105,426
Changyou.com Ltd., ADR	7,817	105,451
Chaowei Power Holdings Ltd.(c)	252,000	121,683
China Aerospace International Holdings Ltd.(c)	2,650,000	219,457
China Aircraft Leasing Group Holdings Ltd.	161,500	172,840
China Animal Healthcare Ltd.(a)(c)(d)	126,000	963
China Aoyuan Property Group Ltd.(c)	466,000	347,916
China BlueChemical Ltd., Class H	730,000	254,838
China Datang Corp. Renewable Power Co. Ltd., Class H	988,000	151,053
China Dongxiang Group Co. Ltd.	1,541,000	255,233
China Electronics Huada Technology Co. Ltd.(c)	630,000	63,410
China Electronics Optics Valley Union Holding Co Ltd.	2,140,000	141,778
China Everbright Greentech Ltd., Class L(b)(c)	239,000	235,684
China Fangda Group Co. Ltd., Class B	271,200	128,190
China Foods Ltd.	346,000	171,922
China Goldjoy Group Ltd.(c)	3,704,000	217,080
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A(a)(c)	416,000	286,206
China Greenland Broad Greenstate Group Co Ltd.(c)	600,000	61,155
China Harmony New Energy Auto Holding Ltd.(c)	336,000	133,135
China High Speed Transmission Equipment Group Co. Ltd.(c)	189,000	210,217
China Huiyuan Juice Group Ltd.(a)(d)	379,000	78,225
China Investment Fund International Holdings Co. Ltd.(a)	304,000	511,256
China Lilang Ltd.	187,000	207,277
China Logistics Property Holdings Co. Ltd.(a)(b)(c)	460,000	172,890

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Lumena New Materials Corp.(a)(c)(d)	210,000	$—
China Maple Leaf Educational Systems Ltd.	588,000	321,385
China Merchants Land Ltd.	746,000	113,104
China Metal Recycling Holdings Ltd.(a)(d)	12,000	—
China Metal Resources Utilization Ltd.(a)(b)(c)	340,000	202,296
China Modern Dairy Holdings Ltd.(a)	783,000	119,711
China New Higher Education Group Ltd.(b)	171,000	123,312
China NT Pharma Group Co. Ltd.	464,000	88,675
China Oil & Gas Group Ltd.	2,210,000	171,757
China Overseas Grand Oceans Group Ltd.	583,000	205,750
China Overseas Property Holdings Ltd.(c)	535,000	171,769
China Power Clean Energy Development Co. Ltd.	281,500	108,671
China Regenerative Medicine International Ltd.(a)(c)	5,135,000	105,331
China Resources Phoenix Healthcare Holdings Co. Ltd.(c)	345,000	319,554
China Sanjiang Fine Chemicals Co. Ltd.	342,000	109,368
China SCE Group Holdings Ltd.	663,000	297,336
China Shengmu Organic Milk Ltd.(a)(b)(c)	1,774,000	88,147
China Shineway Pharmaceutical Group Ltd.	115,000	162,341
China Silver Group Ltd.(a)	726,000	95,272
China Singyes Solar Technologies Holdings Ltd.(c)	248,000	78,360
China Suntien Green Energy Corp. Ltd., Class H	698,000	209,874
China Water Affairs Group Ltd.	318,000	364,232
China Water Industry Group Ltd.(a)	620,000	115,328
China Youzan Ltd.(a)(c)	2,796,000	274,296
China Yuchai International Ltd.	7,778	156,416
China Yuhua Education Corp Ltd., Class L(b)(c)	470,000	238,925
China ZhengTong Auto Services Holdings Ltd.	442,000	270,869
Chinasoft International Ltd.	802,000	572,208
Chongqing Machinery & Electric Co. Ltd., Class H	1,906,000	145,702
CIMC Enric Holdings Ltd.	234,000	217,039
CITIC Resources Holdings Ltd.	1,568,000	159,819
Citychamp Watch & Jewellery Group Ltd.	750,000	163,399
COFCO Meat Holdings Ltd.(a)(c)	660,000	100,906
Colour Life Services Group Co. Ltd.(c)	147,000	100,011
Comba Telecom Systems Holdings Ltd.(a)(c)	684,894	109,075
Concord New Energy Group Ltd.	3,960,000	166,495
Consun Pharmaceutical Group Ltd.	168,000	147,689
Coolpad Group Ltd.(a)(d)	1,024,000	6,523
COSCO SHIPPING International Hong Kong Co. Ltd.(c)	404,000	142,578
Cosmo Lady China Holdings Co. Ltd.(b)(c)	239,000	110,838
CPMC Holdings Ltd.	201,000	85,533
CT Environmental Group Ltd.(c)	1,028,000	133,593
Dah Chong Hong Holdings Ltd.(c)	384,000	166,831
Daqo New Energy Corp., ADR(a)	4,037	144,000
Dawnrays Pharmaceutical Holdings Ltd.	464,000	127,101
Digital China Holdings Ltd.(a)(c)	318,000	166,112
Dongyue Group Ltd.	463,000	337,418
eHi Car Services Ltd., ADR(a)(c)	13,961	174,094
Fanhua Inc., ADR(c)	15,239	354,764
Fantasia Holdings Group Co. Ltd.	748,500	101,086
FDG Electric Vehicles Ltd.(a)(c)	8,100,000	101,135
Fu Shou Yuan International Group Ltd.(c)	359,000	321,544
Fufeng Group Ltd.	607,400	287,878
GCL New Energy Holdings Ltd.(a)(c)	3,502,000	131,622
Gemdale Properties & Investment Corp. Ltd.(c)	1,988,000	189,963
Genertec Universal Medical Group Co. Ltd.(b)	365,000	290,181
Glorious Property Holdings Ltd.(a)	1,016,000	56,309
Grand Baoxin Auto Group Ltd.	275,000	75,329
Greatview Aseptic Packaging Co. Ltd.	316,000	169,094
Greenland Hong Kong Holdings Ltd.	407,000	135,859

Security	Shares	Value

China (continued)
Ground International Development Ltd.(a)(c)	710,000	$122,119
Guorui Properties Ltd.(c)	365,000	113,003
Haichang Ocean Park Holdings Ltd.(a)(b)	614,000	123,599
Hangzhou Steam Turbine Co. Ltd., Class B	99,280	85,380
Harbin Electric Co. Ltd., Class H(c)	320,000	100,702
HC Group Inc.(c)	233,000	163,568
Hi Sun Technology China Ltd.(a)	897,000	133,712
Honghua Group Ltd.(a)(c)	1,197,000	88,453
Hua Han Health Industry Holdings Ltd., Class H(a)(d)	1,112,400	51,022
Huabao International Holdings Ltd.	280,000	164,813
Huangshi Dongbei Electrical Appliance Co. Ltd., Class B	68,700	81,616
Huanxi Media Group Ltd.(a)(c)	540,000	128,655
Huayi Tencent Entertainment Co. Ltd.(a)(c)	2,640,000	124,451
IGG Inc.	357,000	431,189
iKang Healthcare Group Inc., ADR(a)(c)	19,111	375,531
IMAX China Holding Inc.(b)	54,000	138,287
Jinchuan Group International Resources Co. Ltd.(a)(c)	607,000	81,976
JinkoSolar Holding Co. Ltd., ADR(a)(c)	12,221	160,462
JNBY Design Ltd.	80,000	136,580
Jumei International Holding Ltd., ADR(a)(c)	43,655	83,381
Jupai Holdings Ltd., ADR(c)	6,259	84,559
Kama Co. Ltd., Class B(a)	99,400	58,050
Kong Sun Holdings Ltd.(a)(c)	2,600,000	47,370
Konka Group Co. Ltd., Class B	372,500	128,139
Launch Tech Co. Ltd., Class H	99,000	109,357
Lee’s Pharmaceutical Holdings Ltd.	109,500	98,076
Li Ning Co. Ltd.(a)	676,000	713,129
Lifestyle China Group Ltd.(a)	275,500	123,203
Lifetech Scientific Corp.(a)(c)	886,000	216,734
Lonking Holdings Ltd.	758,000	260,750
Luthai Textile Co. Ltd., Class B	132,300	155,580
Nam Tai Property Inc.	12,908	127,789
National Agricultural Holdings Ltd.(a)(c)(d)	354,000	37,435
NetDragon Websoft Holdings Ltd.(c)	92,000	192,700
North Mining Shares Co. Ltd.(a)(c)	7,560,000	47,196
O-Net Technologies Group Ltd.(a)(c)	190,000	108,206
Panda Green Energy Group Ltd.(a)(c)	2,126,000	106,992
PAX Global Technology Ltd.(c)	331,000	163,625
Phoenix Media Investment Holdings Ltd.	642,000	62,164
Phoenix New Media Ltd., ADR(a)(c)	12,980	66,458
Poly Property Group Co. Ltd.	810,000	308,566
Pou Sheng International Holdings Ltd.	783,000	152,632
Powerlong Real Estate Holdings Ltd.	489,000	249,830
Q Technology Group Co. Ltd.(c)	138,000	89,141
Realord Group Holdings Ltd.(a)(c)	242,000	151,078
Redco Group(b)	338,000	215,747
Renhe Commercial Holdings Co. Ltd.(a)	8,872,000	214,766
Road King Infrastructure Ltd.	93,000	157,826
Ronshine China Holdings Ltd.(a)(c)	194,000	232,833
Sany Heavy Equipment International Holdings Co. Ltd.	380,000	134,592
Seaspan Corp.(c)	26,432	243,703
Shandong Airlines Co. Ltd., Class B	62,900	100,173
Shang Gong Group Co. Ltd., Class B(a)	200,100	135,668
Shanghai Haixin Group Co., Class B	263,900	130,630
Shanghai Haohai Biological Technology Co. Ltd., Class H(b)	18,200	136,113
Shanghai Industrial Urban Development Group Ltd.	702,000	123,426
Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	142,000	143,704
Shanghai Jinjiang International Travel Co. Ltd., Class B	21,741	44,047

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shougang Concord International Enterprises Co. Ltd.(a)(c)	3,186,000	$78,748
Shougang Fushan Resources Group Ltd.	1,014,000	226,083
Silver Grant International Industries Ltd.(a)(c)	608,000	122,392
Sinolink Worldwide Holdings Ltd.(a)	846,000	76,528
Sinopec Kantons Holdings Ltd.	400,000	178,369
Sinosoft Technology Group Ltd.	283,800	95,095
Sinotrans Shipping Ltd.(c)	571,000	143,316
Skyfame Realty Holdings Ltd.	296,000	204,023
SMI Holdings Group Ltd.(a)	468,800	139,764
Sohu.com Ltd., ADR(a)	12,394	264,612
Suncity Group Holdings Ltd.(a)	700,000	129,317
Superb Summit International Group Ltd.(a)(d)	238,250	352
Tarena International Inc., ADR(c)	15,327	130,280
TCL Electronics Holdings Ltd.	326,000	158,246
Texhong Textile Group Ltd.	110,000	189,198
Tian Ge Interactive Holdings Ltd.(b)(c)	247,000	163,955
Tianjin Development Holdings Ltd.(c)	388,000	145,829
Tianjin Port Development Holdings Ltd.	1,536,000	180,041
Tianneng Power International Ltd.	258,000	320,491
Tibet Water Resources Ltd.(a)(c)	924,000	279,005
Tongda Group Holdings Ltd.	1,340,000	201,455
Truly International Holdings Ltd.(a)	732,000	117,509
Vinda International Holdings Ltd.	98,000	164,064
Viva China Holdings Ltd.(a)	1,360,000	155,945
Wasion Holdings Ltd.	264,000	133,196
West China Cement Ltd.	952,000	175,872
Wisdom Education International Holdings Co. Ltd.(c)	250,000	142,058
Xiamen International Port Co. Ltd., Class H	1,332,000	186,676
Xingda International Holdings Ltd.	369,000	107,190
Xinjiang Xinxin Mining Industry Co. Ltd., Class H(a)	531,000	60,888
Xinyuan Real Estate Co. Ltd., ADR	17,849	83,355
Xtep International Holdings Ltd.	402,500	268,713
Xunlei Ltd., ADR(a)	12,931	123,103
Yadea Group Holdings Ltd.(b)	478,000	178,438
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(b)	39,600	180,874
Yihai International Holding Ltd.	164,000	419,982
Yuexiu REIT	565,000	383,678
Yuexiu Transport Infrastructure Ltd.(c)	374,000	290,665
Zhuguang Holdings Group Co. Ltd.(a)(c)	814,000	159,712

		33,470,888
Colombia — 0.3%
Almacenes Exito SA	70,838	367,784
Cemex Latam Holdings SA(a)	82,680	170,516
Corp. Financiera Colombiana SA(a)	29,548	233,888

		772,188
Czech Republic — 0.1%
Central European Media Enterprises Ltd. AS Class A(a)(c)	45,745	172,719

Egypt — 0.7%
Alexandria Mineral Oils Co.	158,301	102,190
Egyptian Financial Group-Hermes Holding Co.(a)	234,938	238,891
Ezz Steel(a)	78,985	117,215
Global Telecom Holding SAE(a)	833,519	200,549
Heliopolis Housing	58,049	94,903
Juhayna Food Industries	211,945	143,833
Medinet Nasr Housing(a)	304,413	148,365
Oriental Weavers	104,075	65,667
Palm Hills Developments SAE(a)	446,956	80,969
Pioneers Holding For Financial Investments SAE(a)	158,559	60,649

Security	Shares	Value

Egypt (continued)
Sidi Kerir Petrochemicals Co.	82,825	$113,716
Six of October Development & Investment(a)	97,380	128,730
Talaat Moustafa Group	377,621	246,523
Telecom Egypt Co.	133,088	103,828

		1,846,028
Greece — 0.6%
Aegean Airlines SA	21,462	197,521
GEK Terna Holding Real Estate Construction SA(a)	42,235	253,073
Grivalia Properties REIC AE	24,165	239,548
Hellenic Exchanges-Athens Stock Exchange SA	44,522	231,811
Mytilineos Holdings SA	42,839	430,146
Public Power Corp. SA(a)	56,032	109,264
Terna Energy SA	31,092	220,671

		1,682,034
Hungary — 0.1%
Magyar Telekom Telecommunications PLC	185,554	273,114

India — 15.9%
Aarti Industries	9,567	185,469
Adani Power Ltd.(a)	318,950	159,191
Aditya Birla Fashion and Retail Ltd.(a)	79,696	223,044
Aegis Logistics Ltd.	37,519	116,668
AIA Engineering Ltd.	16,551	410,413
Ajanta Pharma Ltd.(a)	9,937	178,036
Alembic Pharmaceuticals Ltd.	19,732	166,811
Allcargo Logistics Ltd.	41,769	69,521
Amara Raja Batteries Ltd.	18,112	216,012
Apollo Hospitals Enterprise Ltd.	35,748	596,100
Apollo Tyres Ltd.	105,201	372,888
Arvind Ltd.	55,033	309,785
Asahi India Glass Ltd.	31,740	152,622
Astral Polytechnik Ltd.	12,517	195,256
Avanti Feeds Ltd.	15,789	93,931
Balkrishna Industries Ltd.	30,914	592,815
BASF India Ltd.	5,617	155,479
Bata India Ltd.	15,706	239,688
Bayer CropScience Ltd./India	3,628	225,244
Birla Corp. Ltd.	10,029	107,507
Blue Dart Express Ltd.	2,536	124,066
Can Fin Homes Ltd.	13,734	61,945
Canara Bank	60,394	241,572
Capital First Ltd.	20,716	188,186
Care Ratings Ltd.	9,616	175,735
Ceat Ltd.	9,001	175,943
Century Plyboards India Ltd.	31,046	97,765
Century Textiles & Industries Ltd.	14,132	194,896
CESC Ltd.	25,264	354,741
CG Power and Industrial Solutions Ltd.(a)	171,605	142,750
City Union Bank Ltd.	113,076	322,921
Coromandel International Ltd.	31,134	184,496
Cox & Kings Ltd.	43,342	137,983
CRISIL Ltd.	8,105	201,722
Crompton Greaves Consumer Electricals Ltd.	152,130	537,191
Dalmia Bharat Ltd.	8,859	327,687
DCB Bank Ltd.	67,288	169,533
Dewan Housing Finance Corp. Ltd.	56,380	530,722
Dilip Buildcon Ltd.(b)	13,555	160,173
Dish TV India Ltd.(a)	311,012	313,747
Dr Lal PathLabs Ltd.(b)	10,146	149,659
eClerx Services Ltd.	10,122	152,994

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Edelweiss Financial Services Ltd.	176,713	$698,244
EID Parry India Ltd.	55,881	170,417
EIH Ltd.	63,367	160,458
Endurance Technologies Ltd.(b)	12,120	259,330
Engineers India Ltd.	87,210	157,695
Eris Lifesciences Ltd.(a)(b)	15,378	157,376
Escorts Ltd.	26,786	328,470
Exide Industries Ltd.	93,527	375,947
Federal Bank Ltd.	601,519	687,802
Finolex Cables Ltd.	33,770	260,680
Fortis Healthcare Ltd.(a)	132,363	273,586
Future Lifestyle Fashions Ltd.	22,871	140,513
Gateway Distriparks Ltd.	41,630	109,260
Gayatri Projects Ltd.(a)	49,587	145,909
GE T&D India Ltd.	31,244	121,295
Gillette India Ltd.	3,297	307,851
GMR Infrastructure Ltd.(a)	910,913	270,989
Godfrey Phillips India Ltd.	9,359	116,674
Godrej Industries Ltd.	37,875	345,315
Godrej Properties Ltd.(a)	21,682	210,228
Graphite India Ltd.	18,869	269,495
Great Eastern Shipping Co. Ltd. (The)	33,825	145,360
GRUH Finance Ltd.	70,192	331,928
Gujarat Fluorochemicals Ltd.	13,781	150,321
Gujarat Gas Ltd.	16,083	175,612
Gujarat Mineral Development Corp. Ltd.	59,699	96,670
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	18,041	99,647
Gujarat Pipavav Port Ltd.	99,691	156,158
Gujarat State Petronet Ltd.	65,427	177,575
HEG Ltd.	3,236	193,470
Hexaware Technologies Ltd.	38,100	235,714
Hindustan Construction Co. Ltd.(a)	303,128	60,689
IDFC Bank Ltd.	538,196	361,194
IDFC Ltd.	352,901	261,966
IIFL Holdings Ltd.	39,187	400,316
India Cements Ltd. (The)	91,469	163,010
Indiabulls Real Estate Ltd.(a)	98,133	213,557
Indiabulls Ventures Ltd.	66,937	728,248
Indian Bank(a)	37,471	175,636
Indian Hotels Co. Ltd. (The)	201,683	390,278
Indraprastha Gas Ltd.	87,016	356,278
Infibeam Avenues Ltd.	56,922	183,142
Info Edge India Ltd.	25,740	594,450
Inox Leisure Ltd.(a)	24,288	86,483
Ipca Laboratories Ltd.	19,435	211,432
IRB Infrastructure Developers Ltd.	61,123	163,997
Jain Irrigation Systems Ltd.	154,441	185,631
Jaiprakash Associates Ltd.(a)	486,534	81,974
Jammu & Kashmir Bank Ltd. (The)(a)	96,370	75,138
Jindal Steel & Power Ltd.(a)	158,074	491,988
JK Cement Ltd.	8,786	99,174
JM Financial Ltd.	93,391	158,535
JSW Energy Ltd.(a)	142,862	146,838
Jubilant Foodworks Ltd.	26,549	579,950
Jubilant Life Sciences Ltd.	30,580	311,378
Just Dial Ltd.(a)	13,530	106,531
Kajaria Ceramics Ltd.	28,823	190,531
Karnataka Bank Ltd. (The)	79,674	134,295
Karur Vysya Bank Ltd. (The)	138,797	183,168
Kaveri Seed Co. Ltd.	16,392	148,537

Security	Shares	Value

India (continued)
KEC International Ltd.	30,028	$127,858
KPIT Technologies Ltd.	61,245	261,641
KRBL Ltd.	22,984	124,502
Lakshmi Machine Works Ltd.	1,230	124,768
Larsen & Toubro Infotech Ltd.(b)	13,582	344,260
Laurus Labs Ltd.(b)	25,153	155,490
Magma Fincorp Ltd.	51,838	111,860
Mahanagar Gas Ltd.	10,570	129,021
Mahindra CIE Automotive Ltd.(a)	48,438	180,636
Manappuram Finance Ltd.	175,346	247,470
Max Financial Services Ltd.(a)	52,902	334,189
Max India Ltd.(a)	94,911	118,026
Minda Industries Ltd.	29,578	179,341
Mindtree Ltd.	38,654	607,499
MOIL Ltd.	42,667	110,719
Motilal Oswal Financial Services Ltd.	14,957	175,611
Mphasis Ltd.	30,864	548,297
Muthoot Finance Ltd.	42,059	242,773
Natco Pharma Ltd.	36,642	402,809
National Aluminium Co. Ltd.	206,623	218,054
NBCC India Ltd.	195,155	198,247
NCC Ltd./India	187,467	260,744
NIIT Technologies Ltd.	12,987	257,575
Oberoi Realty Ltd.	26,754	166,292
PC Jeweller Ltd.(a)	69,309	82,329
Persistent Systems Ltd.	15,609	182,133
Pfizer Ltd./India	5,114	261,107
Phoenix Mills Ltd. (The)	24,819	219,474
PI Industries Ltd.	25,215	274,312
Power Finance Corp. Ltd.	273,690	325,682
Prestige Estates Projects Ltd.	48,960	163,634
PVR Ltd.	6,799	131,592
Quess Corp. Ltd.(a)(b)	15,510	213,659
Radico Khaitan Ltd.	23,266	161,834
Rain Industries Ltd.	35,840	95,681
Rajesh Exports Ltd.	33,208	310,607
Ramco Cements Ltd. (The)	27,733	269,544
Raymond Ltd.	11,932	141,861
RBL Bank Ltd.(b)	41,802	369,684
Redington India Ltd.	109,100	161,590
Reliance Capital Ltd.	40,561	270,040
Reliance Communications Ltd.(a)	279,903	72,022
Reliance Infrastructure Ltd.	56,308	379,442
Reliance Power Ltd.(a)	230,780	122,831
Repco Home Finance Ltd.	16,283	125,062
Sadbhav Engineering Ltd.	43,344	174,442
Sanofi India Ltd.	2,667	240,661
Shankara Building Products Ltd.	4,338	97,673
Sintex Plastics Technology Ltd., Class L(a)	243,670	129,863
Sobha Ltd.	18,811	121,881
Solara Active Pharma Sciences Ltd.(a)	8,131	40,359
Somany Ceramics Ltd.	10,667	71,130
SpiceJet Ltd.(a)	65,672	73,194
SRF Ltd.	6,890	196,462
Sterlite Technologies Ltd.	42,410	216,845
Strides Pharma Science Ltd.	19,916	139,445
Sun Pharma Advanced Research Co. Ltd.(a)	36,803	208,101
Sundaram Finance Ltd.	11,777	264,328
Sundram Fasteners Ltd.	22,418	208,752
Supreme Industries Ltd.	16,784	284,347

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Suzlon Energy Ltd.(a)	1,591,705	$160,458
Symphony Ltd.	8,670	133,473
Syngene International Ltd.(b)	23,305	195,473
Tata Communications Ltd.	27,081	206,182
Tata Elxsi Ltd.	8,125	164,485
Tata Global Beverages Ltd.	122,256	403,864
TeamLease Service Ltd.(a)	3,746	137,228
Thermax Ltd.	14,607	212,217
Thomas Cook India Ltd.	42,155	148,706
TI Financial Holdings Ltd.	29,761	246,140
Time Technoplast Ltd.	44,717	97,439
Timken India Ltd.	14,067	137,375
Torrent Power Ltd.	51,450	191,216
TTK Prestige Ltd.	1,776	179,151
Tube Investments of India Ltd.	43,807	181,123
TV18 Broadcast Ltd.(a)	217,945	141,504
Union Bank of India(a)	102,173	129,290
VA Tech Wabag Ltd.	17,773	97,314
Varun Beverages Ltd.	20,042	231,514
V-Guard Industries Ltd.	55,268	174,626
V-Mart Retail Ltd.	3,738	167,745
Voltas Ltd.	39,767	344,707
VRL Logistics Ltd.(a)	16,084	71,489
WABCO India Ltd.	2,179	219,991
Welspun India Ltd.	129,915	137,835
Whirlpool of India Ltd.	13,359	334,059
Wockhardt Ltd.(a)	15,290	143,121

		41,704,250
Indonesia — 2.4%
Ace Hardware Indonesia Tbk PT	2,972,900	274,484
Alam Sutera Realty Tbk PT(a)	5,903,300	130,650
Aneka Tambang Tbk	3,610,400	213,242
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	945,600	123,897
Bumi Resources Tbk PT(a)	20,421,000	332,725
Ciputra Development Tbk PT	4,135,363	237,229
Delta Dunia Makmur Tbk PT(a)	2,274,600	106,549
Global Mediacom Tbk PT	3,239,200	94,999
Hanson International Tbk PT(a)	28,391,100	273,696
Harum Energy Tbk PT	393,300	68,354
Indika Energy Tbk PT	811,000	180,039
Indo Tambangraya Megah Tbk PT	142,600	273,970
Inti Agri Resources Tbk PT(a)	13,035,700	244,253
Japfa Comfeed Indonesia Tbk PT	1,875,800	280,160
Kawasan Industri Jababeka Tbk PT(a)	4,862,498	69,983
Krakatau Steel Persero Tbk PT(a)	2,687,300	75,894
Kresna Graha Investama Tbk PT(a)	5,046,200	256,935
Link Net Tbk PT	527,600	154,018
Lippo Karawaci Tbk PT	5,253,600	126,971
Medco Energi Internasional Tbk PT(a)	2,803,366	165,576
Media Nusantara Citra Tbk PT	2,435,900	149,660
Mitra Adiperkasa Tbk PT	3,293,100	186,676
Panin Financial Tbk PT(a)	9,126,800	126,400
Pelat Timah Nusantara Tbk PT(a)	60,300	10,807
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,421,300	134,604
PP Persero Tbk PT	1,232,925	159,033
PP Properti Tbk PT	14,650,969	129,302
Ramayana Lestari Sentosa Tbk PT	1,199,400	103,411
Sawit Sumbermas Sarana Tbk PT	2,126,000	187,631

Security	Shares	Value

Indonesia (continued)
Siloam International Hospitals Tbk PT(a)	301,625	$63,478
Sitara Propertindo Tbk PT(a)	3,881,800	259,577
Sri Rejeki Isman Tbk PT	4,301,400	100,454
Sugih Energy Tbk PT(a)	5,450,300	18,501
Summarecon Agung Tbk PT	3,889,600	174,279
Timah Tbk PT	1,311,696	69,458
Trada Alam Minera Tbk PT(a)	10,359,300	157,534
Tunas Baru Lampung Tbk PT	1,318,800	104,304
Visi Media Asia Tbk PT(a)	4,312,800	52,409
Waskita Beton Precast Tbk PT	5,877,900	155,627
Wijaya Karya Persero Tbk PT	1,291,048	135,854

		6,162,623
Malaysia — 3.4%
AEON Credit Service M Bhd	44,300	162,776
AirAsia X Bhd(a)(c)	1,288,600	105,045
Berjaya Sports Toto Bhd(c)	310,300	166,873
Bermaz Auto Bhd	418,800	218,088
Bumi Armada Bhd(a)(c)	1,222,400	165,089
Bursa Malaysia Bhd	266,450	497,953
Cahya Mata Sarawak Bhd	247,100	206,242
Carlsberg Brewery Malaysia Bhd	65,200	323,660
DRB-Hicom Bhd	319,300	176,374
Eastern & Oriental Bhd	469,781	177,190
Eco World Development Group Bhd(a)	488,700	148,649
Globetronics Technology BHD	245,266	168,305
Hengyuan Refining Co. Bhd	37,600	67,981
IGB REIT(c)	962,100	405,021
Inari Amertron Bhd	925,150	504,279
Kossan Rubber Industries	264,200	286,091
KPJ Healthcare Bhd	1,127,800	301,881
Lafarge Malaysia Bhd(a)(c)	154,000	121,791
Magnum Bhd	293,500	137,126
Mah Sing Group Bhd	475,457	136,523
Malaysia Building Society Bhd	708,200	182,672
Malaysian Pacific Industries Bhd	37,000	110,743
Malaysian Resources Corp. Bhd(c)	771,500	131,415
OSK Holdings Bhd	821,880	198,995
Padini Holdings Bhd	162,600	236,610
Pos Malaysia Bhd(c)	184,800	162,338
QL Resources Bhd	313,530	444,794
Sapura Energy Bhd(a)(c)	1,480,900	122,522
Scientex BHD	130,600	265,363
Serba Dinamik Holdings Bhd	292,600	274,123
SKP Resources Bhd(c)	429,800	129,688
Sunway Bhd	667,635	253,440
Sunway Construction Group Bhd	263,720	123,213
Sunway REIT	797,500	333,788
Supermax Corp. Bhd	192,300	157,228
TIME dotCom Bhd	170,400	340,012
Unisem M Bhd	209,800	147,542
Velesto Energy Bhd(a)(c)	1,305,600	85,780
VS Industry Bhd	573,825	220,621
WCT Holdings Bhd(c)	467,015	102,278
Yinson Holdings BHD	258,400	289,242

		8,789,344
Mexico — 3.3%
Banco del Bajio SA(b)	308,300	717,520
Bolsa Mexicana de Valores SAB de CV	154,200	311,376
Concentradora Fibra Danhos SA de CV	148,600	245,588

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Concentradora Fibra Hotelera Mexicana SA de CV(b)	345,800	$218,651
Consorcio ARA SAB de CV	429,200	145,457
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(c)	250,700	183,038
Corp Inmobiliaria Vesta SAB de CV	248,400	352,454
Credito Real SAB de CV SOFOM ER	113,300	145,532
Genomma Lab Internacional SAB de CV, Class B(a)(c)	323,500	279,840
Gentera SAB de CV	406,000	411,298
Grupo Aeromexico SAB de CV(a)	133,400	187,397
Grupo Aeroportuario del Centro Norte SAB de CV	126,700	835,058
Grupo Cementos de Chihuahua SAB de CV	65,800	429,719
Grupo Comercial Chedraui SA de CV	132,500	314,194
Grupo Herdez SAB de CV(c)	100,400	216,075
Hoteles City Express SAB de CV(a)	195,300	229,002
Industrias Bachoco SAB de CV, Series B(c)	78,100	377,460
Industrias CH SAB de CV, Series B(a)	65,571	256,276
La Comer SAB de CV(a)(c)	210,000	232,839
Macquarie Mexico Real Estate Management SA de CV	308,400	340,005
PLA Administradora Industrial S. de RL de CV	318,400	478,254
Prologis Property Mexico SA de CV	147,700	290,757
Qualitas Controladora SAB de CV(c)	75,200	188,349
Regional SAB de CV	87,900	539,293
Telesites SAB de CV(a)(c)	516,700	402,378
TV Azteca SAB de CV, CPO(c)	644,000	77,467
Unifin Financiera SAB de CV SOFOM ENR(c)	47,500	121,082
Urbi Desarrollos Urbanos SAB de CV(a)	1	—

		8,526,359
Pakistan — 0.8%
Bank Alfalah Ltd.	198,500	91,264
DG Khan Cement Co. Ltd.	118,673	107,785
Engro Corp. Ltd./Pakistan	103,500	274,244
Engro Fertilizers Ltd.	221,500	140,839
Fauji Cement Co. Ltd.	326,000	64,649
Fauji Fertilizer Co. Ltd.	198,500	155,874
Honda Atlas Cars Pakistan Ltd.	13,450	30,646
Hub Power Co. Ltd. (The)	221,900	165,116
Indus Motor Co. Ltd.	5,180	63,137
International Steels Ltd.	54,900	46,887
Kot Addu Power Co. Ltd.	132,000	60,317
Maple Leaf Cement Factory Ltd.	116,537	49,083
Millat Tractors Ltd.	15,490	156,508
National Bank of Pakistan(a)	127,500	53,752
Nishat Mills Ltd.	45,964	50,148
Packages Ltd.	13,600	53,119
Pakistan Oilfields Ltd.	36,250	187,823
Pakistan State Oil Co. Ltd.	60,798	168,256
Searle Co. Ltd. (The)	34,450	87,117
SUI Northern Gas Pipeline	78,300	61,101
Thal Ltd.	15,100	55,511

		2,123,176
Philippines — 0.9%
Bloomberry Resorts Corp.	1,540,200	275,097
Cebu Air Inc.	77,310	104,106
Cosco Capital Inc.	1,724,000	193,139
D&L Industries Inc.	1,342,100	264,564
DoubleDragon Properties Corp.(a)	325,810	155,386
Filinvest Land Inc.	5,355,000	151,232
First Gen Corp.	514,000	163,425
First Philippine Holdings Corp.	179,300	217,636

Security	Shares	Value

Philippines (continued)
Manila Water Co. Inc.	595,300	$271,664
Megawide Construction Corp.	332,800	112,659
Melco Resorts And Entertainment (Philippines) Corp.(a)	660,700	84,274
Petron Corp.	1,071,600	181,580
Premium Leisure Corp.	3,500,000	56,950
Vista Land & Lifescapes Inc.	1,695,500	202,947

		2,434,659
Poland — 1.0%
Asseco Poland SA	30,048	374,738
Boryszew SA(a)	48,293	88,964
Budimex SA	5,153	159,611
Ciech SA	12,022	171,815
Enea SA(a)	98,110	227,651
Energa SA	86,889	198,309
Eurocash SA	34,737	192,163
Famur SA	131,173	204,576
KRUK SA	6,974	392,240
PKP Cargo SA(a)	13,493	182,573
Tauron Polska Energia SA(a)	461,822	250,960
Warsaw Stock Exchange	13,118	147,916

		2,591,516
Qatar — 0.8%
Gulf International Services QSC(a)	35,178	166,976
Gulf Warehousing Co.	14,372	157,185
Medicare Group	6,245	114,984
Qatar First Bank(a)	86,821	121,068
Qatar Gas Transport Co. Ltd.	103,404	494,494
Qatar National Cement Co. QSC	10,325	162,327
Qatar Navigation QSC	21,563	385,349
United Development Co. QSC	69,934	265,789
Vodafone Qatar QSC(a)	127,117	317,675

		2,185,847
Russia — 0.9%
Aeroflot PJSC	220,456	378,044
Credit Bank of Moscow PJSC(a)	3,333,100	247,432
Detsky Mir PJSC(b)	118,830	158,784
LSR Group PJSC, GDR, NVS(e)	101,549	207,160
M.Video PJSC(a)	21,160	136,032
Mechel PJSC, ADR, NVS(a)	37,583	99,971
Raspadskaya OAO(a)	66,430	97,968
Ros Agro PLC, GDR(e)	15,327	161,112
Safmar Financial Investment	20,110	239,874
Sistema PJSFC, GDR(e)	68,870	172,175
TMK PJSC, GDR, NVS(e)	36,500	153,300
Unipro PJSC	5,831,000	230,976

		2,282,828
South Africa — 4.9%
Adcock Ingram Holdings Ltd.	18,204	88,540
Advtech Ltd.	176,593	183,810
AECI Ltd.	43,949	312,176
African Rainbow Minerals Ltd.	44,243	380,276
Alexander Forbes Group Holdings Ltd.	309,139	111,618
Arrowhead Properties Ltd., Class A	441,704	177,269
Ascendis Health Ltd.(a)	95,728	78,405
Astral Foods Ltd.	16,454	290,722
Attacq Ltd.(a)	211,480	232,969
AVI Ltd.	124,664	987,101
Barloworld Ltd.	82,750	705,998
Blue Label Telecoms Ltd.	171,469	83,796

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Brait SE(a)	128,701	$327,830
Cashbuild Ltd.	7,404	156,658
City Lodge Hotels Ltd.	15,559	147,612
Curro Holdings Ltd.(a)(c)	75,104	164,036
DataTec Ltd.	88,554	142,520
Delta Property Fund Ltd.	299,862	125,051
Dis-Chem Pharmacies Ltd.(b)(c)	136,600	315,412
Emira Property Fund Ltd.	197,619	215,407
EOH Holdings Ltd.	56,731	154,884
Equites Property Fund Ltd.	150,070	204,856
Famous Brands Ltd.(a)	28,403	197,311
Grindrod Ltd.(a)	154,051	89,058
Harmony Gold Mining Co. Ltd.	177,559	289,887
Hosken Consolidated Investments Ltd.	18,262	157,052
Hudaco Industries Ltd.	12,796	126,726
Impala Platinum Holdings Ltd.(a)	275,761	336,908
Invicta Holdings Ltd.	26,403	61,145
JSE Ltd.	31,680	350,202
KAP Industrial Holdings Ltd.	768,903	390,979
Massmart Holdings Ltd.	42,292	319,718
Metair Investments Ltd.	83,646	99,796
Mpact Ltd.	65,424	102,705
Murray & Roberts Holdings Ltd.	152,883	161,844
Nampak Ltd.(a)	251,539	270,575
Northam Platinum Ltd.(a)	142,956	380,143
Oceana Group Ltd.	16,431	88,484
Omnia Holdings Ltd.	25,477	226,056
PPC Ltd.(a)	601,272	251,979
Raubex Group Ltd.	63,034	94,091
Reunert Ltd.	66,003	342,556
SA Corporate Real Estate Ltd.	797,417	238,388
Sibanye Gold Ltd.(a)(c)	719,706	419,997
Stadio Holdings Ltd.(a)(c)	77,003	23,073
Steinhoff International Holdings NV, Class H(a)(c)	1,453,051	277,693
Sun International Ltd./South Africa(a)	46,055	168,173
Super Group Ltd./South Africa(a)	131,551	353,766
Tongaat Hulett Ltd.	41,583	224,444
Trencor Ltd.	62,988	144,108
Tsogo Sun Holdings Ltd.	193,500	277,612
Vukile Property Fund Ltd.	263,677	361,738
Wilson Bayly Holmes-Ovcon Ltd.	20,194	206,471
Zeder Investments Ltd.	401,584	136,500

		12,756,124
South Korea — 19.5%
Advanced Process Systems Corp.(a)(c)	5,353	125,271
Ahnlab Inc.	2,564	134,056
AK Holdings Inc.	2,669	161,125
Amicogen Inc.(a)	5,691	222,139
Ananti Inc.(a)	13,283	88,661
Anterogen Co. Ltd.(a)(c)	1,680	156,809
Aprogen KIC Inc.(a)(c)	8,018	81,754
Aprogen pharmaceuticals Inc.(a)	47,749	172,439
APS Holdings Corp.(a)	1	5
Asiana Airlines Inc.(a)	45,476	172,401
ATGen Co. Ltd.(a)	12,312	178,627
BGF Co. Ltd.	15,071	127,809
BH Co. Ltd.(a)	10,059	229,076
Binex Co. Ltd.(a)	13,775	147,879
Binggrae Co. Ltd.	3,469	218,458
Bukwang Pharmaceutical Co. Ltd.	12,521	290,205

Security	Shares	Value

South Korea (continued)
Cafe24 Corp.(a)	2,850	$414,257
Caregen Co. Ltd.	1,873	141,003
Chabiotech Co. Ltd.(a)	1	17
Chong Kun Dang Pharmaceutical Corp.	2,830	275,843
CJ CGV Co. Ltd.	6,054	288,247
CJ Freshway Corp.	3,614	102,919
CMG Pharmaceutical Co. Ltd.(a)(c)	37,125	170,425
Com2uSCorp.	3,888	544,526
Cosmax Inc.(c)	3,084	421,118
CrystalGenomics Inc.(a)	13,435	240,180
Dae Hwa Pharmaceutical Co. Ltd.	6,079	171,478
Daeduck GDS Co. Ltd.	8,250	94,125
Daesang Corp.	9,552	228,256
Daewoong Co. Ltd.	10,592	176,510
Daewoong Pharmaceutical Co. Ltd.(c)	2,007	369,613
Daishin Securities Co. Ltd.	21,189	232,229
Daou Technology Inc.	12,236	249,524
DB HiTek Co. Ltd.	15,057	248,211
Dentium Co. Ltd.	2,904	244,185
DIO Corp.(a)	5,574	168,499
Dong-A Socio Holdings Co. Ltd.	1,973	186,107
Dong-A ST Co. Ltd.	2,332	215,780
Dongjin Semichem Co. Ltd.	14,870	148,947
DongKook Pharmaceutical Co. Ltd.	3,535	220,074
Dongkuk Steel Mill Co. Ltd.(c)	26,939	226,518
Dongwon F&B Co. Ltd.	537	138,935
Dongwon Industries Co. Ltd.	712	192,847
Doosan Infracore Co. Ltd.(a)	54,632	467,230
DoubleUGames Co. Ltd.	3,476	217,650
Douzone Bizon Co. Ltd.	7,731	395,874
Duk San Neolux Co. Ltd.(a)	5,513	85,680
Easy Bio Inc.	19,582	127,539
Ecopro Co. Ltd.(a)(c)	8,045	284,392
Enzychem Lifesciences Corp.(a)	2,636	265,222
Eo Technics Co Ltd.	3,743	201,079
Esmo Corp.(a)(c)	18,363	160,510
Eugene Corp.(c)	19,675	117,893
F&F Co. Ltd.	2,570	232,031
Fila Korea Ltd.	19,714	739,397
Foosung Co. Ltd.(a)	22,051	229,791
Gamevil Inc.(a)	1,948	96,599
GemVax & Kael Co. Ltd.(a)	11,442	151,614
Genexine Co. Ltd.(a)	5,375	482,381
Grand Korea Leisure Co. Ltd.	12,920	280,302
Green Cross Cell Corp.	2,720	131,461
Green Cross Corp./South Korea	2,504	440,897
Green Cross Holdings Corp.	12,173	335,177
GS Home Shopping Inc.	1,430	266,563
G-treeBNT Co. Ltd.(a)	8,374	249,381
Halla Holdings Corp.(c)	4,452	167,777
Hana Tour Service Inc.(c)	4,291	270,994
Hanall Biopharma Co. Ltd.(a)	11,678	332,563
Handsome Co. Ltd.	6,030	210,724
Hanil Cement Co. Ltd./New(a)(c)	774	105,342
Hanil Holdings Co. Ltd.	717	51,207
Hanjin Heavy Industries & Construction Co. Ltd.(a)	47,526	111,648
Hanjin Kal Corp.	18,641	303,106
Hanjin Transportation Co. Ltd.	4,727	125,909
Hankook Tire Worldwide Co. Ltd.(c)	12,330	201,595
Hansae Co. Ltd.	8,285	138,809

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hansol Chemical Co. Ltd.(c)	3,850	$287,760
Hansol Technics Co. Ltd.(a)	18,043	158,037
Hanwha Aerospace Co. Ltd.(a)	14,608	328,078
Hanwha General Insurance Co. Ltd.	24,052	150,602
Hanwha Investment & Securities Co. Ltd.(a)	60,252	139,920
Harim Holdings Co. Ltd.	21,867	209,211
HDC Holdings Co. Ltd.(c)	10,477	230,595
Hite Jinro Co. Ltd.	13,201	199,234
Homecast Co. Ltd.(a)(c)	13,038	102,955
HS Industries Co. Ltd.	21,293	171,201
Huchems Fine Chemical Corp.	8,607	196,009
Hugel Inc.(a)	978	376,563
Huons Co. Ltd.(c)	2,204	196,809
Huons Global Co. Ltd.	2,426	128,585
Hyosung Advanced Materials Corp.(a)	1,118	160,697
Hyosung Heavy Industries Corp.(a)	2,929	155,771
Hyosung TNC Co. Ltd.(a)	1,080	184,342
Hyundai Construction Equipment Co. Ltd.(a)	2,686	284,731
Hyundai Electric & Energy System Co. Ltd.(a)(c)	2,203	117,161
Hyundai Elevator Co. Ltd.	5,960	488,836
Hyundai Greenfood Co. Ltd.	24,472	286,897
Hyundai Home Shopping Network Corp.	2,852	290,798
Hyundai Livart Furniture Co. Ltd.	7,110	148,824
Hyundai Merchant Marine Co. Ltd.(a)(c)	98,870	404,131
Hyundai Mipo Dockyard Co. Ltd.(a)(c)	4,881	428,839
Hyundai Rotem Co. Ltd.(a)(c)	11,663	285,511
Hyundai Wia Corp.	6,860	262,839
Iljin Materials Co. Ltd.	8,311	413,627
Ilyang Pharmaceutical Co. Ltd.(a)	7,855	238,511
InBody Co. Ltd.	5,215	137,502
Innocean Worldwide Inc.	3,772	197,893
Innox Advanced Materials Co. Ltd.(a)	3,009	154,349
Inscobee Inc.(a)(c)	32,597	289,029
Interflex Co. Ltd.(a)	5,206	75,531
iNtRON Biotechnology Inc.(a)	5,395	193,864
IS Dongseo Co. Ltd.(c)	6,424	210,065
It’s Hanbul Co. Ltd.(c)	3,740	148,841
Jayjun Cosmetic Co. Ltd.(a)(c)	9,263	178,911
JB Financial Group Co. Ltd.	57,173	318,955
Jeil Pharmaceutical Co. Ltd.	3,555	132,376
Jeju Air Co. Ltd.	3,360	118,022
Jenax Inc.(a)	7,453	103,109
Jin Air Co. Ltd.	5,712	109,555
Jusung Engineering Co. Ltd.	18,979	154,642
JW Holdings Corp.	16,625	122,916
JW Pharmaceutical Corp.	5,983	247,511
JYP Entertainment Corp.(a)	10,719	310,549
KC Co. Ltd.	3,734	73,127
KEPCO Engineering & Construction Co. Inc.	5,785	108,617
Kginicis Co. Ltd.	7,665	127,733
KIWOOM Securities Co. Ltd.(c)	4,932	408,508
Koh Young Technology Inc.(c)	4,605	439,753
Kolmar BNH Co. Ltd.	5,905	142,433
Kolon Corp.(c)	3,867	138,783
Kolon Industries Inc.(c)	6,966	424,287
Kolon Life Science Inc.(a)	3,445	247,895
Komipharm International Co. Ltd.(a)	15,945	367,416
Korea Kolmar Co. Ltd.(c)	5,873	392,008
Korea Kolmar Holdings Co. Ltd.(c)	4,037	144,703
Korea Line Corp.(a)	5,484	116,020

Security	Shares	Value

South Korea (continued)
Korea Petrochemical Ind. Co Ltd.	1,382	$267,548
Korea REIT Co. Ltd.	80,377	207,956
Korean Reinsurance Co.	37,071	346,349
KT Skylife Co. Ltd.	16,964	202,687
Kumho Tire Co. Inc.(a)	41,299	202,201
Kyung Dong Navien Co. Ltd.	2,371	106,393
L&F Co. Ltd.	5,651	245,453
LEENO Industrial Inc.(c)	4,651	256,544
LegoChem Biosciences Inc.(a)	3,465	130,426
LF Corp.	9,010	214,900
LG Hausys Ltd.	3,646	219,779
LG International Corp.(c)	15,562	297,777
LIG Nex1 Co. Ltd.	4,317	129,144
Lock&Lock Co. Ltd.	8,322	131,205
Lotte Chilsung Beverage Co. Ltd.(c)	177	214,661
LOTTE Fine Chemical Co. Ltd.	7,383	403,258
Lotte Food Co. Ltd.	274	201,842
LOTTE Himart Co. Ltd.	3,427	220,431
LS Corp.	7,353	443,895
LS Industrial Systems Co. Ltd.	6,086	391,464
Lutronic Corp.	9,651	107,074
Maeil Dairies Co. Ltd.	1,657	127,273
Mando Corp.	13,112	421,106
Medipost Co. Ltd.(a)	3,082	283,794
MeereCo. Inc.	1,385	141,965
Meritz Financial Group Inc.	19,576	216,309
Meritz Fire & Marine Insurance Co. Ltd.	19,471	319,225
Meritz Securities Co. Ltd.	128,752	458,032
Mezzion Pharma Co. Ltd.(a)(c)	2,925	198,390
Mirae Asset Life Insurance Co. Ltd.	36,068	168,165
Modetour Network Inc.	6,968	141,157
Muhak Co. Ltd.	13,086	170,460
Namhae Chemical Corp.	8,917	108,944
Nanomedics Co. Ltd.(a)(c)	8,964	72,636
Naturalendo Tech Co. Ltd.(a)	6,816	131,954
Nexen Tire Corp.	18,788	166,926
NHN Entertainment Corp.(a)	4,407	238,730
NICE Holdings Co. Ltd.	8,730	155,284
NICE Information Service Co. Ltd.	14,803	136,308
NongShim Co. Ltd.	1,180	264,484
NUTRIBIOTECH Co. Ltd.(a)	5,172	89,905
Orion Holdings Corp.(c)	9,792	175,054
Oscotec Inc.(a)	9,639	216,480
Osstem Implant Co. Ltd.(a)	5,280	236,216
Paradise Co. Ltd.(c)	18,538	337,236
Partron Co. Ltd.	19,710	141,829
Peptron Inc.(a)(c)	6,726	167,674
Pharmicell Co. Ltd.(a)(c)	21,103	343,138
Poongsan Corp.	8,442	255,198
POSCO Chemtech Co. Ltd.	8,269	449,422
Posco ICT Co. Ltd.	32,176	192,799
PSK Inc.	6,870	132,074
S&T Motiv Co. Ltd.	4,918	142,263
Sam Chun Dang Pharm Co. Ltd.	5,564	229,428
Samjin Pharmaceutical Co. Ltd.	4,809	238,042
Samwha Capacitor Co. Ltd.(c)	3,165	250,209
Samyang Corp.(c)	2,308	151,565
Samyang Foods Co. Ltd.	1,241	93,090
Samyang Holdings Corp.	1,694	155,224
Sangsangin Co. Ltd.(a)	12,883	280,656

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Seah Besteel Corp.	9,298	$173,322
SeAH Steel Corp.	1,610	99,075
Seegene Inc.(a)	9,241	212,938
Seoul Semiconductor Co. Ltd.	16,004	253,758
SFA Engineering Corp.	8,295	284,660
Shinsegae International Inc.(c)	1,043	189,270
Silicon Works Co. Ltd.	4,883	203,102
SK Chemicals Co. Ltd.(a)(c)	3,899	303,331
SK Discovery Co. Ltd.	5,974	172,809
SK Gas Ltd.	1,844	141,139
SK Materials Co. Ltd.	2,206	357,708
SK Networks Co. Ltd.	67,987	273,621
SK Securities Co. Ltd.(a)	140,601	130,098
SKC Co. Ltd.	8,446	356,991
SKCKOLONPI Inc.	6,169	293,722
SM Entertainment Co. Ltd.(a)	7,651	333,698
Songwon Industrial Co. Ltd.	6,610	163,298
Soulbrain Co. Ltd.	3,982	236,455
SPC Samlip Co. Ltd.	1,144	128,464
Ssangyong Cement Industrial Co. Ltd.	51,336	281,318
Sungwoo Hitech Co. Ltd.	28,930	116,692
Taekwang Industrial Co. Ltd.	163	235,754
Taewoong Co. Ltd.(a)	6,896	98,191
Taeyoung Engineering & Construction Co. Ltd.	15,392	186,670
Taihan Fiberoptics Co. Ltd.(a)	23,799	148,804
Telcon RF Pharmaceutical Inc.(a)(c)	25,085	196,957
TES Co. Ltd./Korea(c)	7,368	137,345
Theragen Etex Co. Ltd.(a)(c)	10,541	128,312
Tokai Carbon Korea Co. Ltd.	2,456	138,338
Tongyang Inc.	86,939	146,050
Tongyang Life Insurance Co. Ltd.	20,197	119,206
Toptec Co. Ltd.(a)	7,920	133,761
Vieworks Co. Ltd.(c)	3,903	135,167
Webzen Inc.(a)	6,779	120,885
WeMade Entertainment Co. Ltd.	4,336	123,285
WONIK IPS Co. Ltd.	11,478	275,311
Young Poong Corp.	235	153,268
Youngone Corp.	9,523	296,431
Yuanta Securities Korea Co. Ltd.(a)(c)	45,751	144,879
Yungjin Pharmaceutical Co. Ltd.(a)	40,763	293,322
Yuyang DNU Co. Ltd.(a)(c)	19,030	173,521

		51,187,958
Taiwan — 19.9%
AcBel Polytech Inc.	338,000	222,839
Accton Technology Corp.	182,000	648,836
A-DATA Technology Co. Ltd.	94,000	160,059
Advanced Ceramic X Corp.	19,000	155,575
Advanced Wireless Semiconductor Co.	64,000	119,811
AmTRAN Technology Co. Ltd.(a)	349,312	146,708
Ardentec Corp.	177,000	219,845
Asia Optical Co. Inc.	88,000	231,496
Asia Pacific Telecom Co. Ltd.(a)	836,000	199,236
Asia Polymer Corp.	660,379	364,429
Asia Vital Components Co. Ltd.	150,000	142,846
ASMedia Technology Inc.	11,000	191,242
ASPEED Technology Inc.	9,000	209,507
BES Engineering Corp.	644,000	173,187
Bizlink Holding Inc.	42,770	222,100
Capital Securities Corp.	702,530	236,731
Career Technology MFG. Co. Ltd.	146,000	241,947

Security	Shares	Value

Taiwan (continued)
Casetek Holdings Ltd.	67,816	$132,033
Cathay Real Estate Development Co. Ltd.	244,300	138,396
Center Laboratories Inc.	91,200	243,477
Charoen Pokphand Enterprise	78,000	131,799
Cheng Loong Corp.	293,000	204,618
Cheng Uei Precision Industry Co. Ltd.	169,000	154,337
Chilisin Electronics Corp.	80,000	289,110
China Bills Finance Corp.	360,000	165,261
China General Plastics Corp.	137,660	134,680
China Man-Made Fiber Corp.	506,595	192,148
China Motor Corp.	248,000	208,315
China Petrochemical Development Corp.(a)	1,013,000	468,325
China Steel Chemical Corp.	65,000	303,679
China Synthetic Rubber Corp.	211,856	293,143
Chin-Poon Industrial Co. Ltd.	153,000	189,040
Chipbond Technology Corp.	240,000	549,308
Chlitina Holding Ltd.	20,000	179,066
Chong Hong Construction Co. Ltd.	75,424	199,886
Chroma ATE Inc.	146,000	805,698
Chung Hung Steel Corp.(a)	378,000	172,294
Chunghwa Precision Test Tech Co. Ltd.	8,000	159,140
Cleanaway Co. Ltd.	54,000	319,095
Clevo Co.	227,000	233,541
CMC Magnetics Corp.(a)	621,000	146,986
Compeq Manufacturing Co. Ltd.	398,000	380,960
Concraft Holding Co. Ltd.	15,980	143,073
Coretronic Corp.	144,400	271,264
CSBC Corp. Taiwan(a)	62,475	71,801
CTCI Corp.	255,000	390,615
Cub Elecparts Inc.	21,009	181,259
Darwin Precisions Corp.	163,000	127,364
E Ink Holdings Inc.	342,000	408,641
Egis Technology Inc.	29,000	149,178
Elan Microelectronics Corp.	160,000	282,859
Elite Advanced Laser Corp.	60,324	145,728
Elite Material Co. Ltd.	105,000	303,565
Elite Semiconductor Memory Technology Inc.	125,000	149,560
eMemory Technology Inc.	29,000	298,356
Ennoconn Corp.	21,000	204,428
Epistar Corp.	378,000	435,657
Eternal Materials Co. Ltd.	486,399	425,985
Everlight Electronics Co. Ltd.	194,000	200,853
Far Eastern Department Stores Ltd.	413,000	235,308
Far Eastern International Bank	792,360	290,218
Faraday Technology Corp.	82,000	191,151
Farglory Land Development Co. Ltd.	154,000	157,936
Feng Hsin Steel Co. Ltd.	199,000	375,777
Firich Enterprises Co. Ltd.	99,155	151,404
FLEXium Interconnect Inc.	116,418	375,236
Foxsemicon Integrated Technology Inc.	28,200	148,735
Genius Electronic Optical Co. Ltd.	24,000	311,379
Getac Technology Corp.	169,000	230,817
Gigabyte Technology Co. Ltd.	204,000	348,025
Ginko International Co. Ltd.	18,000	121,309
Gintech Energy Corp.(a)	270,647	114,550
Global Unichip Corp.	34,000	346,476
Gloria Material Technology Corp.	248,850	148,265
Goldsun Building Materials Co. Ltd.	558,000	170,407
Gourmet Master Co. Ltd.	35,821	256,572
Grand Pacific Petrochemical	331,000	319,523

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Grape King Bio Ltd.	45,000	$317,923
Great Wall Enterprise Co. Ltd.	219,128	298,211
Greatek Electronics Inc.	140,000	238,385
HannStar Display Corp.	1,032,320	275,935
Ho Tung Chemical Corp.(a)	496,342	132,509
Holtek Semiconductor Inc.	75,000	206,577
Holy Stone Enterprise Co. Ltd.	54,050	314,991
Hota Industrial Manufacturing Co. Ltd.	84,192	342,634
Hu Lane Associate Inc.	38,000	134,234
Huaku Development Co. Ltd.	112,080	237,917
Huang Hsiang Construction Corp.	98,000	84,552
Hung Sheng Construction Ltd.	267,400	278,587
International Games System Co. Ltd.	28,000	138,564
ITEQ Corp.	85,600	184,494
Jih Sun Financial Holdings Co. Ltd.	495,752	152,042
Kenda Rubber Industrial Co. Ltd.	232,341	237,901
Kerry TJ Logistics Co. Ltd.	114,000	149,204
Kindom Construction Corp.	159,000	114,403
King Slide Works Co. Ltd.	23,000	292,789
King Yuan Electronics Co. Ltd.	453,000	320,042
King’s Town Bank Co. Ltd.	314,000	315,891
Kinpo Electronics	880,000	293,668
Kinsus Interconnect Technology Corp.	105,000	168,533
LandMark Optoelectronics Corp.	27,400	234,615
LCY Chemical Corp.	224,000	377,770
Lealea Enterprise Co. Ltd.	288,590	105,232
Lien Hwa Industrial Corp.	284,494	337,614
Long Chen Paper Co. Ltd.	227,751	169,061
Lotes Co. Ltd.	23,000	175,973
Lung Yen Life Service Corp.	83,000	167,810
Machvision Inc.	13,000	204,851
Makalot Industrial Co. Ltd.	75,559	391,140
Masterlink Securities Corp.	420,121	151,826
Mercuries & Associates Holding Ltd.	166,436	130,049
Mercuries Life Insurance Co. Ltd.(a)	380,223	197,446
Merida Industry Co. Ltd.	88,000	422,595
Merry Electronics Co. Ltd.	71,000	383,721
Microbio Co. Ltd.(a)	266,727	156,311
Mitac Holdings Corp.	301,379	348,330
momo.com Inc.	18,000	113,983
Motech Industries Inc.(a)	220,344	79,988
Nan Kang Rubber Tire Co. Ltd.	281,000	230,545
Neo Solar Power Corp.(a)	461,364	147,955
OBI Pharma Inc.(a)	55,000	256,959
On-Bright Electronics Inc.	14,000	96,402
Oriental Union Chemical Corp.	223,000	236,323
Pan Jit International Inc.(a)	112,000	151,874
Pan-International Industrial Corp.	201,722	148,426
Parade Technologies Ltd.	28,000	414,781
PChome Online Inc.(a)	38,305	177,090
PharmaEngine Inc.	38,756	169,080
PharmaEssentia Corp.(a)	62,000	366,368
Pharmally International Holding Co. Ltd.	18,851	226,470
Pixart Imaging Inc.	49,635	205,230
Poya International Co. Ltd.	24,453	250,780
President Securities Corp.	437,741	198,099
Primax Electronics Ltd.	157,000	291,356
Prince Housing & Development Corp.	493,917	176,887
Qisda Corp.	661,000	449,777
Radiant Opto-Electronics Corp.	168,000	369,201

Security	Shares	Value

Taiwan (continued)
Radium Life Tech Co. Ltd.(a)	295,707	$162,704
Ritek Corp.(a)	754,260	277,491
Roo Hsing Co. Ltd.(a)	352,000	165,600
Run Long Construction Co. Ltd.	66,000	124,630
Sanyang Motor Co. Ltd.	337,820	229,319
ScinoPharm Taiwan Ltd.	130,708	132,559
SDI Corp.	47,000	135,116
Senao International Co. Ltd.	58,000	77,421
Sercomm Corp.	98,000	172,294
Shin Zu Shing Co. Ltd.	62,000	180,661
Shining Building Business Co. Ltd.(a)	173,300	66,578
Shinkong Synthetic Fibers Corp.	538,135	239,152
Sigurd Microelectronics Corp.	179,000	203,098
Silergy Corp.	26,000	512,128
Simplo Technology Co. Ltd.	65,600	480,547
Sinbon Electronics Co. Ltd.	90,000	255,510
Sino-American Silicon Products Inc.	196,000	561,550
Sinyi Realty Inc.	111,778	122,459
Sitronix Technology Corp.	45,000	141,820
Soft-World International Corp.	41,140	96,973
Sporton International Inc.	33,330	149,749
St. Shine Optical Co. Ltd.	19,000	413,837
Sunny Friend Environmental Technology Co. Ltd.	25,000	187,205
Supreme Electronics Co. Ltd.	158,000	161,781
TA Chen Stainless Pipe	271,290	409,828
Taichung Commercial Bank Co. Ltd.	1,295,489	440,757
Tainan Spinning Co. Ltd.	440,190	192,758
Taiwan Cogeneration Corp.	187,000	157,381
Taiwan Fertilizer Co. Ltd.	353,000	486,718
Taiwan Glass Industry Corp.	415,000	220,910
Taiwan Hon Chuan Enterprise Co. Ltd.	111,004	189,735
Taiwan Paiho Ltd.	100,050	223,130
Taiwan Secom Co. Ltd.	122,450	349,629
Taiwan Semiconductor Co. Ltd.	86,000	205,795
Taiwan Shin Kong Security Co. Ltd.	248,640	297,494
Taiwan Styrene Monomer	222,000	161,540
Taiwan TEA Corp.	511,000	257,871
Taiwan Union Technology Corp.	84,000	326,811
Tatung Co. Ltd.(a)	776,000	947,420
TCI Co. Ltd.	30,181	550,264
Test Research Inc.	61,000	107,045
Ton Yi Industrial Corp.	473,000	207,895
Tong Hsing Electronic Industries Ltd.	65,000	178,821
Tong Yang Industry Co. Ltd.	138,133	197,204
Topco Scientific Co. Ltd.	66,000	167,605
TPK Holding Co. Ltd.	121,000	226,518
Transcend Information Inc.	108,000	261,253
Tripod Technology Corp.	172,000	529,748
TSRC Corp.	300,000	312,551
TTY Biopharm Co. Ltd.	88,450	252,838
Tung Ho Steel Enterprise Corp.	393,000	289,168
TXC Corp.	201,000	233,295
U-Ming Marine Transport Corp.	184,000	204,578
Unimicron Technology Corp.	490,000	280,775
Unitech Printed Circuit Board Corp.	221,420	136,968
United Integrated Services Co. Ltd.	93,000	187,726
UPC Technology Corp.	340,458	170,146
USI Corp.	395,070	177,502
Visual Photonics Epitaxy Co. Ltd.	62,425	191,858
Voltronic Power Technology Corp.	22,077	380,229

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Wafer Works Corp.	196,681	$302,562
Wah Lee Industrial Corp.	115,000	207,423
Walsin Lihwa Corp.	1,052,000	743,233
Waterland Financial Holdings Co. Ltd.	822,178	283,740
Win Semiconductors Corp.	1	5
Wistron NeWeb Corp.	119,481	266,853
Wowprime Corp.	33,000	84,447
WT Microelectronics Co. Ltd.	201,757	287,380
XinTec Inc.(a)	67,000	112,121
Xxentria Technology Materials Corp.	60,000	170,926
Yang Ming Marine Transport Corp.(a)	471,820	135,793
Yeong Guan Energy Technology Group Co. Ltd.	44,601	83,060
YFY Inc.	553,000	222,352
Yieh Phui Enterprise Co. Ltd.	625,782	205,776
Yulon Finance Corp.	44,000	147,550
Yulon Motor Co. Ltd.	357,000	244,664
YungShin Global Holding Corp.	165,200	219,980
Yungtay Engineering Co. Ltd.	153,000	233,373
Zinwell Corp.	194,000	144,008

		52,163,099
Thailand — 3.9%
Amata Corp. PCL, NVDR(c)	272,600	177,402
Bangchak Corp. PCL, NVDR	251,600	276,737
Bangkok Airways PCL, NVDR	451,600	179,371
Bangkok Chain Hospital PCL, NVDR	680,500	397,114
Bangkok Land PCL, NVDR	7,958,400	449,833
Beauty Community PCL, NVDR(c)	905,000	312,450
CH Karnchang PCL, NVDR	282,500	228,727
Chularat Hospital PCL, NVDR(c)	2,519,100	192,415
Eastern Polymer Group PCL, NVDR	571,500	158,895
Esso Thailand PCL, NVDR	453,200	218,777
GFPT PCL, NVDR(c)	332,300	150,261
Gunkul Engineering PCL, NVDR(c)	1,881,383	166,698
Hana Microelectronics PCL, NVDR	262,400	308,659
Italian-Thai Development PCL, NVDR(a)(c)	1,861,100	160,351
Jasmine International PCL, NVDR(c)	1,665,000	272,159
KCE Electronics PCL, NVDR(c)	219,900	304,017
Khon Kaen Sugar Industry PCL, NVDR(c)	890,630	89,798
Kiatnakin Bank PCL, NVDR	198,032	467,399
LPN Development PCL, NVDR	456,400	138,049
Major Cineplex Group PCL, NVDR	324,800	247,098
Muangthai Capital PCL, NVDR(c)	294,900	376,171
PTG Energy PCL, NVDR(c)	355,600	127,116
Quality Houses PCL, NVDR	3,027,267	320,023
Siam Global House PCL, NVDR(c)	735,028	428,935
Siamgas & Petrochemicals PCL, NVDR	311,500	114,207
Sino-Thai Engineering & Construction PCL, NVDR(a)	319,528	219,657
Sri Trang Agro-Industry PCL, NVDR(a)(c)	416,080	160,177
Srisawad Corp PCL, NVDR(c)	231,843	299,278
Supalai PCL, NVDR	420,900	311,206
Super Energy Corp. PCL, NVDR(a)	6,190,500	141,854
Taokaenoi Food & Marketing PCL, NVDR	255,300	122,463
Thai Airways International PCL, NVDR(a)	363,000	145,289
Thai Vegetable Oil PCL, NVDR	239,500	215,865
Thaicom PCL, NVDR(c)	308,800	95,291
Thanachart Capital PCL, NVDR	307,900	505,641
Tisco Financial Group PCL, NVDR(c)	153,340	384,170
TTW PCL, NVDR	977,000	370,144
VGI Global Media PCL, NVDR(c)	1,078,000	253,608
Vibhavadi Medical Center PCL, NVDR(c)	4,533,800	324,140

Security	Shares	Value

Thailand (continued)
WHA Corp. PCL, NVDR	3,573,200	$438,871
Workpoint Entertainment PCL, NVDR(c)	84,900	104,407

		10,354,723
Turkey — 0.8%
AG Anadolu Grubu Holding AS(c)	45,761	125,144
Akcansa Cimento AS	51,147	73,914
Aygaz AS	57,474	104,060
Cimsa Cimento Sanayi VE Ticaret AS	102,636	156,536
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	366,411	232,940
Koza Altin Isletmeleri AS(a)(c)	22,066	146,612
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(c)	100,148	86,957
Logo Yazilim Sanayi Ve Ticaret AS(a)	18,470	94,271
Otokar Otomotiv Ve Savunma Sanayi AS	10,171	109,355
Sasa Polyester Sanayi AS(a)(c)	57,687	82,146
Soda Sanayii AS	188,766	230,889
Tekfen Holding AS	89,599	276,824
Trakya Cam Sanayii AS	273,802	178,614
Turkiye Sinai Kalkinma Bankasi AS	1,338,921	153,661
Vestel Elektronik Sanayi ve Ticaret AS(a)(c)	62,452	81,386

		2,133,309
United Arab Emirates — 0.5%
Agthia Group PJSC	80,703	106,999
Air Arabia PJSC	875,016	240,602
Al Waha Capital PJSC	456,308	229,822
Amanat Holdings PJSC	551,603	184,711
Amlak Finance PJSC(a)	315,168	56,630
Arabtec Holding PJSC	283,142	146,460
Deyaar Development PJSC(a)	896,942	97,675
Drake & Scull International PJSC(a)	255,099	30,558
DXB Entertainments PJSC(a)	1,419,192	133,684
Eshraq Properties Co. PJSC(a)	616,015	95,593

		1,322,734

Total Common Stocks — 98.5% (Cost: $257,772,899)		258,124,867

Preferred Stocks

Brazil — 1.1%
Alpargatas SA, Preference Shares, NVS	63,500	186,488
Banco ABC Brasil SA, Preference Shares, NVS	28,123	100,681
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	71,600	254,591
Bradespar SA, Preference Shares, NVS	88,500	667,386
Cia. de Gas de Sao Paulo - COMGAS, Class A, Preference Shares, NVS	10,460	132,879
Cia. de Saneamento do Parana, Preference Shares, NVS	37,700	77,777
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	71,000	287,784
Cia. Paranaense de Energia, Preference Shares, NVS	42,500	210,329
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS	42,300	115,090
Marcopolo SA, Preference Shares, NVS	202,500	186,276
Metalurgica Gerdau SA, Preference Shares, NVS	267,200	509,743
Randon SA Implemetos e Participacoes, Preference Shares, NVS	85,425	136,428

		2,865,452

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Colombia — 0.0%
Avianca Holdings SA, Preference Shares, NVS	144,902	$101,036

Total Preferred Stocks — 1.1% (Cost: $2,764,687)		2,966,488

Warrants

Thailand — 0.0%
Samart Corp. PCL, NVDR (Expires 05/17/21)(a)	101,933	903
VGI Global Media PCL (Expires 08/14/19)(a)	223,440	0	(f)

		903

Total Warrants — 0.0% (Cost: $0)		903

Short-Term Investments

Money Market Funds — 8.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(g)(h)(i)	21,372,298	21,378,710
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(g)(h)	768,641	768,641

		22,147,351

Total Short-Term Investments — 8.5% (Cost: $22,140,939)		22,147,351

Total Investments in Securities — 108.1% (Cost: $282,678,525)		283,239,609

Other Assets, Less Liabilities — (8.1)%		(21,215,896)

Net Assets — 100.0%		$262,023,713

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Rounds to less than $1.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss	)(a)	(Depreciation	)

BlackRock Cash Funds: Institutional, SL Agency Shares	25,015,086	(3,642,788)	21,372,298	$21,378,710	$1,425,055	(b)	$(1,857)		$1,928
BlackRock Cash Funds: Treasury, SL Agency Shares	579,280	189,361	768,641	768,641	10,467		—		—

				$22,147,351	$1,435,522		$(1,857)		$1,928

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® MSCI Emerging Markets Small-Cap ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$255,648,689	$2,284,922	$191,256	$258,124,867
Preferred Stocks	2,966,488	—	—	2,966,488
Warrants	903	—	—	903
Money Market Funds	22,147,351	—	—	22,147,351

	$280,763,431	$2,284,922	$191,256	$283,239,609

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Statements of Assets and Liabilities
August 31, 2018

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$48,873,466,459	$204,878,817	$440,011,092	$261,092,258
Affiliated(c)	2,782,198,002	3,028,140	31,295,545	22,147,351
Cash	21,922,264	274,963	793,573	1,334,998
Cash pledged:
Futures contracts	8,272,200	—	—	—
Foreign currency, at value(d)	79,337,292	523,758	418,334	336,698
Receivables:
Investments sold	270,778,388	8,018,610	1,297,338	7,413,087
Securities lending income — Affiliated	5,176,054	9,581	30,155	94,027
Variation margin on futures contracts	855,232	—	—	—
Capital shares sold	86,130,499	—	—	—
Securities related to in-kind transactions	12,677,509	—	—	—
Dividends	85,189,370	333,408	663,871	510,707
Tax reclaims	17,535	—	—	—

Total assets	52,226,020,804	217,067,277	474,509,908	292,929,126

LIABILITIES
Collateral on securities loaned, at value	2,671,392,371	3,027,951	31,293,428	21,374,807
Deferred foreign capital gain tax	63,273,075	699,271	936,417	23,388
Payables:
Investments purchased	404,568,649	2,230,496	1,549,004	5,520,756
Bank borrowings	—	240,083	—	1,200,415
Capital shares redeemed	—	5,670,961	—	2,600,134
Securities related to in-kind transactions	—	—	—	6,910
Investment advisory fees	5,360,282	134,369	181,569	157,351
Foreign taxes	1,700,843	—	11,310	21,652

Total liabilities	3,146,295,220	12,003,131	33,971,728	30,905,413

NET ASSETS	$49,079,725,584	$205,064,146	$440,538,180	$262,023,713

NET ASSETS CONSIST OF:
Paid-in capital	$46,280,853,903	$415,172,546	$422,693,386	$280,007,735
Undistributed net investment income	396,725,467	1,966,005	3,898,199	377,735
Accumulated net realized loss	(1,863,833,463)	(227,748,807)	(41,996,247)	(18,892,958)
Net unrealized appreciation	4,265,979,677	15,674,402	55,942,842	531,201

NET ASSETS	$49,079,725,584	$205,064,146	$440,538,180	$262,023,713

Shares outstanding	939,000,000	5,000,000	6,350,000	5,500,000

Net asset value	$52.27	$41.01	$69.38	$47.64

Shares authorized	2.05 billion	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$2,495,007,198	$2,784,731	$30,182,472	$19,715,880
(b) Investments, at cost — Unaffiliated	$44,539,710,422	$188,486,261	$383,134,968	$260,537,586
(c) Investments, at cost — Affiliated	$2,781,565,667	$3,027,444	$31,290,610	$22,140,939
(d) Foreign currency, at cost	$79,341,433	$528,385	$418,520	$338,128

See notes to consolidated financial statements.

60	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Operations
Year Ended August 31, 2018

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,279,761,682	$6,916,398	$12,950,827	$7,792,933
Dividends — Affiliated	1,328,581	4,883	14,322	10,467
Interest — Unaffiliated	57,975	—	—	2
Securities lending income — Affiliated — net(a)	52,553,227	108,720	273,096	1,425,055
Foreign taxes withheld	(136,301,399)	(497,757)	(1,491,453)	(791,693)
Other foreign taxes	(2,417,343)	—	(26,291)	(39,386)

Total investment income	1,194,982,723	6,532,244	11,720,501	8,397,378

EXPENSES
Investment advisory fees	63,877,649	1,986,671	2,762,084	1,980,905
Commitment fees	246,564	3,235	4,044	2,543
Proxy fees	3,167	34	37	23
Mauritius income taxes	1,630,758	17,671	29,479	3,086
Interest expense	37,530	965	901	3,870

Total expenses	65,795,668	2,008,576	2,796,545	1,990,427

Less:
Investment advisory fees waived	(1,918,019)	—	—	—

Total expenses after fees waived	63,877,649	2,008,576	2,796,545	1,990,427

Net investment income	1,131,105,074	4,523,668	8,923,956	6,406,951

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	(769,513,579)	(6,790,116)	(10,181,906)	(4,000,701)
Investments — Affiliated	(166,484)	(1,995)	(2,039)	(1,857)
In-kind redemptions — Unaffiliated	—	25,726,738	35,489,555	17,337,917
Futures contracts	(991,302)	—	—	—
Foreign currency transactions	(8,675,620)	(134,722)	(130,215)	(177,625)

Net realized gain (loss)	(779,346,985)	18,799,905	25,175,395	13,157,734

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	(1,554,090,315)	(26,831,580)	(22,403,360)	(26,430,370)
Investments — Affiliated	326,475	(1,441)	3,664	1,928
Futures contracts	(10,041,554)	—	—	—
Foreign currency translations	(2,248,237)	(20,964)	(2,890)	(8,199)

Net change in unrealized appreciation (depreciation)	(1,566,053,631)	(26,853,985)	(22,402,586)	(26,436,641)

Net realized and unrealized gain (loss)	(2,345,400,616)	(8,054,080)	2,772,809	(13,278,907)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,214,295,542)	$(3,530,412)	$11,696,765	$(6,871,956)

(a) Net of securities lending income tax paid of	$2,601,035	$—	$—	$—
(b) Net of foreign capital gain tax of	$2,456,180	$—	$—	$49,732
(c) Net of deferred foreign capital gain tax of	$51,183,927	$590,670	$853,544	$23,388

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	61

Consolidated Statements of Changes in Net Assets

	iShares Core MSCI Emerging Markets ETF		iShares MSCI BRIC ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18	08/31/17	08/31/18	08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,131,105,074	$673,065,996	$4,523,668	$4,074,906
Net realized gain (loss)	(779,346,985)	(251,417,814)	18,799,905	4,403,874
Net change in unrealized appreciation (depreciation)	(1,566,053,631)	5,496,593,394	(26,853,985)	45,791,924

Net increase (decrease) in net assets resulting from operations	(1,214,295,542)	5,918,241,576	(3,530,412)	54,270,704

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,110,833,238)	(472,049,457)	(4,984,880)	(2,786,991)

Decrease in net assets resulting from distributions to shareholders	(1,110,833,238)	(472,049,457)	(4,984,880)	(2,786,991)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,629,556,824	15,325,617,290	(48,122,268)	27,730,095

NET ASSETS
Total increase (decrease) in net assets	12,304,428,044	20,771,809,409	(56,637,560)	79,213,808
Beginning of year	36,775,297,540	16,003,488,131	261,701,706	182,487,898

End of year	$49,079,725,584	$36,775,297,540	$205,064,146	$261,701,706

Undistributed net investment income included in net assets at end of year	$396,725,467	$335,190,679	$1,966,005	$2,438,261

See notes to consolidated financial statements.

62	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets (continued)

	iShares MSCI Emerging Markets Asia ETF		iShares MSCI Emerging Markets Small-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18	08/31/17	08/31/18	08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,923,956	$6,168,348	$6,406,951	$4,272,056
Net realized gain (loss)	25,175,395	(1,931,555)	13,157,734	(1,051,152)
Net change in unrealized appreciation (depreciation)	(22,402,586)	71,503,450	(26,436,641)	29,206,941

Net increase (decrease) in net assets resulting from operations	11,696,765	75,740,243	(6,871,956)	32,427,845

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(10,521,349)	(3,388,608)	(8,416,326)	(3,832,107)

Decrease in net assets resulting from distributions to shareholders	(10,521,349)	(3,388,608)	(8,416,326)	(3,832,107)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(61,967,541)	212,115,628	23,792,902	103,772,829

NET ASSETS
Total increase (decrease) in net assets	(60,792,125)	284,467,263	8,504,620	132,368,567
Beginning of year	501,330,305	216,863,042	253,519,093	121,150,526

End of year	$440,538,180	$501,330,305	$262,023,713	$253,519,093

Undistributed net investment income included in net assets at end of year	$3,898,199	$4,251,863	$377,735	$1,578,413

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	63

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	iShares Core MSCI Emerging Markets ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$53.91	$44.60	$40.75	$53.89	$45.71

Net investment income(a)	1.39	1.31	1.20	1.21	1.31
Net realized and unrealized gain (loss)(b)	(1.61)	8.95	3.58	(13.26)	7.78

Net increase (decrease) from investment operations	(0.22)	10.26	4.78	(12.05)	9.09

Distributions(c)
From net investment income	(1.42)	(0.95)	(0.93)	(1.09)	(0.91)

Total distributions	(1.42)	(0.95)	(0.93)	(1.09)	(0.91)

Net asset value, end of year	$52.27	$53.91	$44.60	$40.75	$53.89

Total Return
Based on net asset value	(0.52)%	23.45%	11.99%	(22.61)%	20.05%

Ratios to Average Net Assets
Total expenses	0.14%	0.15%	0.17%	0.18%	0.18%

Total expenses after fees waived	0.14%	0.14%	0.17%	0.18%	0.17%

Net investment income	2.48%	2.74%	2.93%	2.49%	2.61%

Supplemental Data
Net assets, end of year (000)	$49,079,726	$36,775,298	$16,003,488	$7,025,331	$5,669,167

Portfolio turnover rate(d)	6%	4%	10%	7%	8%

(a)	Based on average shares outstanding.
(b)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

64	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI BRIC ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$42.21	$33.48	$30.74	$41.12	$34.41

Net investment income(a)	0.68	0.70	0.64	0.77	0.89
Net realized and unrealized gain (loss)(b)	(1.13)	8.57	2.84	(10.20)	6.53

Net increase (decrease) from investment operations	(0.45)	9.27	3.48	(9.43)	7.42

Distributions(c)
From net investment income	(0.75)	(0.54)	(0.74)	(0.95)	(0.71)

Total distributions	(0.75)	(0.54)	(0.74)	(0.95)	(0.71)

Net asset value, end of year	$41.01	$42.21	$33.48	$30.74	$41.12

Total Return
Based on net asset value	(1.16)%	28.15%	11.61%	(23.19)%	21.73%

Ratios to Average Net Assets
Total expenses	0.67%	0.70%	0.73%	0.69%	0.68%

Net investment income	1.51%	1.96%	2.13%	2.07%	2.38%

Supplemental Data
Net assets, end of year (000)	$205,064	$261,702	$182,488	$196,758	$411,164

Portfolio turnover rate(d)	22%	24%	20%	9%	10%

(a) Based on average shares outstanding.
(b)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	65

Consolidated Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Asia ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$69.15	$56.33	$50.87	$62.08	$52.23

Net investment income(a)	1.16	1.31	1.02	1.25	1.36
Net realized and unrealized gain (loss)(b)	0.42	12.43	5.54	(11.61)	9.75

Net increase (decrease) from investment operations	1.58	13.74	6.56	(10.36)	11.11

Distributions(c)
From net investment income	(1.35)	(0.92)	(1.10)	(0.85)	(1.26)

Total distributions	(1.35)	(0.92)	(1.10)	(0.85)	(1.26)

Net asset value, end of year	$69.38	$69.15	$56.33	$50.87	$62.08

Total Return
Based on net asset value	2.22%	24.80%	13.14%	(16.86)%	21.54	%(d)

Ratios to Average Net Assets
Total expenses	0.50%	0.49%	0.66%	0.68%	0.68%

Total expenses after fees waived	0.50%	0.49%	0.49%	0.49%	0.49%

Net investment income	1.58%	2.16%	1.98%	2.10%	2.36%

Supplemental Data
Net assets, end of year (000)	$440,538	$501,330	$216,863	$124,637	$80,706

Portfolio turnover rate(e)	33%	15%	22%	16%	33%

(a) Based on average shares outstanding.
(b)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 21.46%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

66	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$49.23	$43.27	$40.06	$51.37	$43.78

Net investment income(a)	1.10	1.04	0.90	1.04	0.93
Net realized and unrealized gain (loss)(b)	(1.22)	5.81	3.36	(11.06)	7.67

Net increase (decrease) from investment operations	(0.12)	6.85	4.26	(10.02)	8.60

Distributions(c)
From net investment income	(1.47)	(0.89)	(1.05)	(1.29)	(1.01)

Total distributions	(1.47)	(0.89)	(1.05)	(1.29)	(1.01)

Net asset value, end of year	$47.64	$49.23	$43.27	$40.06	$51.37

Total Return
Based on net asset value	(0.38)%	16.17%	10.83%	(19.77)%	19.92	%(d)

Ratios to Average Net Assets
Total expenses	0.67%	0.69%	0.71%	0.69%	0.67%

Net investment income	2.14%	2.32%	2.20%	2.20%	1.93%

Supplemental Data
Net assets, end of year (000)	$262,024	$253,519	$121,151	$76,120	$43,666

Portfolio turnover rate(e)	39%	19%	24%	23%	20%

(a) Based on average shares outstanding.
(b)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 19.73%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	67

Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI Emerging Markets	Diversified
MSCI BRIC	Diversified
MSCI Emerging Markets Asia	Diversified
MSCI Emerging Markets Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities included in the underlying index. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the consolidated statement of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by each Subsidiary and are disclosed in the consolidated statement of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

68	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	69

Notes to Consolidated Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its consolidated schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the consolidated schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its consolidated schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the consolidated statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

70	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core MSCI Emerging Markets
Barclays Bank PLC	$118,734,333	$118,734,333		$—	$—
Barclays Capital Inc.	25,984,684	25,984,684		—	—
BNP Paribas New York Branch	7,855,367	7,764,627		—	(90,740	)(b)
BNP Paribas Securities Corp.	4,190,784	4,156,714		—	(34,070	)(b)
Citigroup Global Markets Inc.	172,749,162	172,749,162		—	—
Citigroup Global Markets Ltd.	82,900,955	82,900,955		—	—
Credit Suisse Securities (Europe) Ltd.	36,700,830	36,700,830		—	—
Credit Suisse Securities (USA) LLC	207,274,275	207,274,275		—	—
Deutsche Bank AG	1,284,837	1,284,837		—	—
Deutsche Bank Securities Inc.	10,934,935	10,934,935		—	—
Goldman Sachs & Co.	232,788,457	232,788,457		—	—
Goldman Sachs International	109,897,980	109,897,980		—	—
HSBC Bank PLC	74,451,052	74,451,052		—	—
ING Financial Markets LLC	34,940,190	34,940,190		—	—
Jefferies LLC	5,055,248	5,055,248		—	—
JPMorgan Securities LLC	244,035,762	244,035,762		—	—
JPMorgan Securities PLC	57,404,882	57,404,882		—	—
Macquarie Bank Limited	30,098,649	30,098,649		—	—
Merrill Lynch, Pierce, Fenner & Smith	255,947,500	255,947,500		—	—
Morgan Stanley & Co. International PLC	162,476,203	162,476,203		—	—
Morgan Stanley & Co. LLC	506,553,064	506,553,064		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	45,137,308	45,137,308		—	—
SG Americas Securities LLC	710,509	710,509		—	—
State Street Bank & Trust Company	1,549,675	1,549,675		—	—
UBS AG	19,054,470	19,054,470		—	—
UBS Ltd.	13,029,155	13,029,155		—	—
UBS Securities LLC	20,052,726	20,052,726		—	—
Wells Fargo Securities LLC	13,214,206	13,214,206		—	—

	$2,495,007,198	$2,494,882,388		$—	$(124,810)

MSCI BRIC
Citigroup Global Markets Inc.	$936,734	$936,734		$—	$—
Credit Suisse Securities (USA) LLC	681,976	681,976		—	—
Goldman Sachs & Co.	151,743	151,743		—	—
Macquarie Bank Limited	77,160	77,160		—	—
Morgan Stanley & Co. LLC	937,118	937,118		—	—

	$2,784,731	$2,784,731		$—	$—

MSCI Emerging Markets Asia
Barclays Bank PLC	$1,746,482	$1,746,482		$—	$—
Barclays Capital Inc.	387,502	387,502		—	—
BNP Paribas New York Branch	606,445	599,411		—	(7,034	)(b)
Citigroup Global Markets Inc.	413,349	413,349		—	—
Credit Suisse Securities (USA) LLC	516,084	516,084		—	—
Deutsche Bank AG	119,813	119,813		—	—
HSBC Bank PLC	550,827	550,827		—	—
Jefferies LLC	132,765	132,765		—	—
JPMorgan Securities LLC	20,203,285	20,203,285		—	—
Macquarie Bank Limited	603,246	603,246		—	—
Morgan Stanley & Co. International PLC	283,377	283,377		—	—
Morgan Stanley & Co. LLC	4,471,666	4,471,666		—	—
Scotia Capital (USA) Inc.	30,784	30,258		—	(526	)(b)
UBS AG	116,847	116,847		—	—

	$30,182,472	$30,174,912		$—	$(7,560)

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	71

Notes to Consolidated Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Emerging Markets Small-Cap
Barclays Bank PLC	$6,689	$6,689		$—	$—
Barclays Capital Inc.	889,835	889,835		—	—
Citigroup Global Markets Inc.	1,308,658	1,308,658		—	—
Credit Suisse Securities (USA) LLC	1,995,645	1,995,645		—	—
Deutsche Bank AG	86,399	86,399		—	—
Deutsche Bank Securities Inc.	1,033,031	1,033,031		—	—
Goldman Sachs & Co.	3,577,510	3,577,510		—	—
HSBC Bank PLC	1,084,545	1,084,545		—	—
JPMorgan Securities LLC	2,127,848	2,127,848		—	—
JPMorgan Securities PLC	28,531	28,531		—	—
Macquarie Bank Limited	576,460	576,460		—	—
Merrill Lynch, Pierce, Fenner & Smith	586,935	586,935		—	—
Morgan Stanley & Co. International PLC	244,612	244,612		—	—
Morgan Stanley & Co. LLC	4,678,678	4,678,678		—	—
SG Americas Securities LLC	358,920	358,920		—	—
UBS AG	457,047	457,047		—	—
UBS Securities LLC	674,537	674,537		—	—

	$19,715,880	$19,715,880		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the consolidated schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the consolidated statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

72	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core MSCI Emerging Markets	0.14%
MSCI Emerging Markets Asia	0.49

For its investment advisory services to each of the iShares MSCI BRIC and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares Core MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2022 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.14% of average daily net assets.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its consolidated statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core MSCI Emerging Markets	$13,424,029
MSCI BRIC	31,667
MSCI Emerging Markets Asia	69,595
MSCI Emerging Markets Small-Cap	327,668

For the year ended August 31, 2018, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares Core MSCI Emerging Markets ETF in the amount of $111,073, related to foreign tax on income earned from the lending of Taiwan securities. The voluntary waiver was discontinued effective January 1, 2018. Such reimbursement is included in securities lending income – affiliated – net in the consolidated statement of operations.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	73

Notes to Consolidated Financial Statements   (continued)

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$79,971,358	$96,525,604
MSCI BRIC	2,050,120	1,615,277
MSCI Emerging Markets Asia	2,217,935	3,530,820
MSCI Emerging Markets Small-Cap	1,871,008	7,470,096

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the consolidated statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$12,784,516,754	$2,650,586,252
MSCI BRIC	65,597,704	66,028,304
MSCI Emerging Markets Asia	219,416,437	182,932,882
MSCI Emerging Markets Small-Cap	190,246,659	114,980,133

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$4,471,278,874	$—
MSCI BRIC	28,190,735	76,530,198
MSCI Emerging Markets Asia	—	98,754,838
MSCI Emerging Markets Small-Cap	—	52,537,046

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to foreign currency transactions, passive foreign investment companies, the characterization of corporate actions, realized gains (losses) from in-kind redemptions, the expiration of capital loss carryforwards and the characterization of expenses, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Core MSCI Emerging Markets	$—	$41,262,952	$(41,262,952)
MSCI BRIC	13,371,913	(11,044)	(13,360,869)
MSCI Emerging Markets Asia	34,390,871	1,243,729	(35,634,600)
MSCI Emerging Markets Small-Cap	16,604,865	808,697	(17,413,562)

74	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17

Core MSCI Emerging Markets
Ordinary income	$1,110,833,238	$472,049,457

MSCI BRIC
Ordinary income	$4,984,880	$2,786,991

MSCI Emerging Markets Asia
Ordinary income	$10,521,349	$3,388,608

MSCI Emerging Markets Small-Cap
Ordinary income	$8,416,326	$3,832,107

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)	(a)	Total
Core MSCI Emerging Markets	$518,981,235	$(1,039,051,226)	$3,318,941,672		$2,798,871,681
MSCI BRIC	2,124,392	(223,773,168)	11,540,376		(210,108,400)
MSCI Emerging Markets Asia	4,833,365	(34,528,807)	47,540,236		17,844,794
MSCI Emerging Markets Small-Cap	3,017,505	(9,761,132)	(11,240,395)		(17,984,022)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total
Core MSCI Emerging Markets	$1,039,051,226	$—	$1,039,051,226
MSCI BRIC	216,012,610	7,760,558	223,773,168
MSCI Emerging Markets Asia	34,528,807	—	34,528,807
MSCI Emerging Markets Small-Cap	9,761,132	—	9,761,132

(a)	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2018, the iShares MSCI Emerging Markets Small-Cap ETF utilized $2,083,076 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI Emerging Markets	$48,271,385,471	$7,650,111,948	$(4,265,832,958)	$3,384,278,990
MSCI BRIC	195,647,731	39,660,029	(27,400,803)	12,259,226
MSCI Emerging Markets Asia	422,828,184	79,337,565	(30,859,112)	48,478,453
MSCI Emerging Markets Small-Cap	294,449,229	34,522,303	(45,731,923)	(11,209,620)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	75

Notes to Consolidated Financial Statements   (continued)

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $275 million credit agreement with State Street Bank and Trust Company, which expires on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended ended August 31, 2018, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Core MSCI Emerging Markets	$43,000,000	$1,400,000	2.64%
MSCI BRIC	1,200,000	30,904	2.95
MSCI Emerging Markets Asia	800,000	32,438	2.74
MSCI Emerging Markets Small-Cap	5,900,000	119,726	3.02

At a meeting held on September 12-13, 2018, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $300 million and (ii) extending the expiration date to October 23, 2019. These changes to the credit agreement are expected to be effective on or around October 25, 2018.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s consolidated schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

76	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements   (continued)

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount

Core MSCI Emerging Markets
Shares sold	256,800,000	$14,629,556,824	323,400,000	$15,325,617,290

MSCI BRIC
Shares sold	1,450,000	$67,260,906	3,600,000	$130,590,725
Shares redeemed	(2,650,000)	(115,383,174)	(2,850,000)	(102,860,630)

Net increase (decrease)	(1,200,000)	$(48,122,268)	750,000	$27,730,095

MSCI Emerging Markets Asia
Shares sold	2,100,000	$159,314,183	4,300,000	$262,708,017
Shares redeemed	(3,000,000)	(221,281,724)	(900,000)	(50,592,389)

Net increase (decrease)	(900,000)	$(61,967,541)	3,400,000	$212,115,628

MSCI Emerging Markets Small-Cap
Shares sold	2,450,000	$129,553,510	2,350,000	$103,772,829
Shares redeemed	(2,100,000)	(105,760,608)	—	—

Net increase	350,000	$23,792,902	2,350,000	$103,772,829

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the consolidated statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	77

Notes to Consolidated Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

78	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF,

iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF and their subsidiaries (four of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related consolidated statements of operations for the year ended August 31, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	79

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$763,859,165
MSCI BRIC	4,328,092
MSCI Emerging Markets Asia	8,568,002
MSCI Emerging Markets Small-Cap	3,884,298

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$1,327,585,717	$145,338,582
MSCI BRIC	6,899,297	515,425
MSCI Emerging Markets Asia	14,107,713	1,547,111
MSCI Emerging Markets Small-Cap	8,405,956	880,739

80	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares Core MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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Board Review and Approval of Investment Advisory Contract  (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI BRIC ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11,

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Board Review and Approval of Investment Advisory Contract  (continued)

2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	83

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Emerging Markets Asia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests,

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Board Review and Approval of Investment Advisory Contract  (continued)

and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Emerging Markets Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory

86	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	87

Board Review and Approval of Investment Advisory Contract  (continued)

the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

88	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI Emerging Markets	$1.375501	$—	$0.039875	$1.415376	97%	—%	3%	100%
MSCI BRIC	0.641602	—	0.110420	0.752022	85	—	15	100
MSCI Emerging Markets Asia	1.242084	—	0.108340	1.350424	92	—	8	100
MSCI Emerging Markets Small-Cap	1.472497	—	—	1.472497	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core MSCI Emerging Markets ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	70	5.06
Greater than 0.5% and Less than 1.0%	309	22.33
Greater than 0.0% and Less than 0.5%	503	36.35
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	285	20.59
Less than –0.5% and Greater than –1.0%	112	8.09
Less than –1.0% and Greater than –1.5%	38	2.75
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –3.0% and Greater than –3.5%	2	0.14

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	89

Supplemental Information (unaudited) (continued)

iShares MSCI BRIC ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	31	2.24
Greater than 0.5% and Less than 1.0%	137	9.90
Greater than 0.0% and Less than 0.5%	373	26.95
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	431	31.13
Less than –0.5% and Greater than –1.0%	251	18.14
Less than –1.0% and Greater than –1.5%	93	6.72
Less than –1.5% and Greater than –2.0%	29	2.10
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –6.0%	1	0.07

	1,384	100.00%

iShares MSCI Emerging Markets Asia ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	88	6.36
Greater than 0.5% and Less than 1.0%	271	19.58
Greater than 0.0% and Less than 0.5%	426	30.79
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	268	19.36
Less than –0.5% and Greater than –1.0%	174	12.57
Less than –1.0% and Greater than –1.5%	66	4.77
Less than –1.5% and Greater than –2.0%	19	1.37
Less than –2.0% and Greater than –2.5%	13	0.94
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	5	0.36

	1,384	100.00%

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Supplemental Information (unaudited) (continued)

iShares MSCI Emerging Markets Small-Cap ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	39	2.82
Greater than 1.0% and Less than 1.5%	128	9.25
Greater than 0.5% and Less than 1.0%	353	25.51
Greater than 0.0% and Less than 0.5%	444	32.09
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	214	15.46
Less than –0.5% and Greater than –1.0%	109	7.88
Less than –1.0% and Greater than –1.5%	35	2.53
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,384	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares Core MSCI Emerging Markets ETF and iShares MSCI BRIC ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	91

Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2017 was USD 4.04 million. This figure is comprised of fixed remuneration of USD 1.61 million and variable remuneration of USD 2.43 million. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 564.98 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 105.25 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI BRIC ETF in respect of BFA’s financial year ending December 31, 2017 was USD 28.71 thousand. This figure is comprised of fixed remuneration of USD 11.44 thousand and variable remuneration of USD 17.27 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI BRIC ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 4.02 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.75 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	93

Director and Officer Information (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

94	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	95

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

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For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | Cboe BZX

▶	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® Currency Hedged MSCI Emerging Markets ETF

Investment Objective

The iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Emerging Markets ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	2.77%	4.57%	2.77%	19.24%
Fund Market	2.57	4.57	2.57	19.26
Index	3.52	5.04	3.52	21.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/23/14. The first day of secondary market trading was 9/25/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 961.60	$ 0.00		$ 1,000.00	$ 1,025.20	$ 0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® Currency Hedged MSCI Emerging Markets ETF

Portfolio Management Commentary

The Brazilian equity market detracted the most from the Index’s return in U.S. dollar terms for the reporting period as public debt expanded significantly. In addition, Brazil’s economy slowed during the latter half of the reporting period as a nationwide truckers’ strike disrupted transportation.

Equity markets in Turkey and South Africa also weighed on the Index’s performance. In Turkey, sharply rising inflation, concerns about the government’s ability to control the currency crisis, and escalating political tensions with the U.S. led to an economic slowdown and steep market losses. Stocks in South Africa declined as the economy slipped into recession late in the reporting period.

On the upside, stocks in Taiwan contributed to the Index’s return in U.S. dollar terms, driven largely by technology-related stocks. Solid demand for semiconductors and electronic components boosted Taiwan’s export-driven economy.

Indian and South Korean equities also contributed to the Index’s return. In India, robust economic growth coupled with strong corporate earnings drove gains as the country recovered from the short-term setbacks of long-term reform measures. South Korean stocks advanced as strong demand for exports outweighed a domestic economic slowdown.

From a sector perspective, consumer discretionary and financials stocks were the key detractors from the Index’s performance. Within the consumer discretionary sector, retailers faced a slowdown in consumer spending, and weaker sales weighed on automotive stocks. In the financials sector, bank stocks declined despite strong profitability amid slowing loan growth, trade concerns, and changing regulatory policies.

On the upside, energy stocks contributed meaningfully to the Index’s return. Crude oil prices rose sharply during the reporting period, leading to higher revenues for energy companies. Larger energy companies increased their market share as cost, tax, and regulatory issues weighed on smaller companies. The information technology sector was another contributor to the Index’s performance as investors’ expectations for growth rose amid an ongoing shift toward e-commerce, cloud computing, and mobile devices.

In general, emerging market currencies depreciated against the U.S. dollar for the reporting period, as rising U.S. interest rates and bond yields drove investors to shift capital away from emerging markets. The Chinese yuan and Taiwan new dollar depreciated against the U.S. dollar by approximately 3% and 2%, respectively. The Brazilian real declined by 24% against the U.S. dollar due to political uncertainty, while the Turkish lira depreciated by 48%, as Turkey’s large trade deficits and dollar-denominated debt led to a currency crisis.

The negative performance of some foreign currencies meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	27.6%
Financials	23.0
Consumer Discretionary	9.3
Materials	7.8
Energy	7.6
Consumer Staples	6.5
Industrials	5.3
Telecommunication Services	4.4
Health Care	3.2
Real Estate	2.9
Utilities	2.4

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
China	31.3%
South Korea	14.7
Taiwan	12.1
India	9.3
South Africa	6.2
Brazil	5.7
Russia	3.4
Mexico	3.1
Malaysia	2.5
Thailand	2.4

(a) Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Emerging Markets ETF

Investment Objective

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(1.28)%	4.43%	2.75%	(1.28)%	24.22%	31.17%
Fund Market	(1.50)	4.63	2.75	(1.50)	25.39	31.18
Index	(0.68)	5.04	3.45	(0.68)	27.87	40.38

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$895.90	$3.25		$1,000.00	$1,021.80	$3.47		0.68%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Emerging Markets ETF

Portfolio Management Commentary

The Brazilian equity market detracted the most from the Index’s return for the reporting period as the Brazilian real depreciated sharply against the U.S. dollar and public debt expanded significantly. In addition, Brazil’s economy slowed during the latter half of the reporting period as a nationwide truckers’ strike disrupted transportation.

Equity markets in Turkey and South Africa also weighed on the Index’s performance. In Turkey, sharply rising inflation, a significantly weaker Turkish lira, concerns about the government’s ability to control the currency crisis, and escalating political tensions with the U.S. led to an economic slowdown and steep market losses. Stocks in South Africa declined as the economy slipped into recession late in the reporting period and the South African rand weakened.

On the upside, stocks in Taiwan contributed to the Index’s return, driven largely by technology-related stocks. Solid demand for semiconductors and electronic components boosted Taiwan’s export-driven economy.

Indian and South Korean equities also contributed to the Index’s return. In India, robust economic growth coupled with strong corporate earnings drove gains as the country recovered from the short-term setbacks of long-term reform measures. South Korean stocks advanced as strong demand for exports outweighed a domestic economic slowdown.

From a sector perspective, consumer discretionary and financials stocks were the key detractors from the Index’s performance. Within the consumer discretionary sector, retailers faced a slowdown in consumer spending, and weaker sales weighed on automotive stocks. In the financials sector, bank stocks declined despite strong profitability amid slowing loan growth, trade concerns, and changing regulatory policies.

On the upside, energy stocks contributed meaningfully to the Index’s return. Crude oil prices rose sharply during the reporting period, leading to higher revenues for energy companies. Larger energy companies increased their market share as cost, tax, and regulatory issues weighed on smaller companies. The information technology sector was another contributor to the Index’s performance as investors’ expectations for growth rose amid an ongoing shift toward e-commerce, cloud computing, and mobile devices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	27.6%
Financials	23.0
Consumer Discretionary	9.3
Materials	7.8
Energy	7.6
Consumer Staples	6.5
Industrials	5.3
Telecommunication Services	4.4
Health Care	3.2
Real Estate	2.9
Utilities	2.4

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
China	31.3%
South Korea	14.7
Taiwan	12.1
India	9.3
South Africa	6.2
Brazil	5.7
Russia	3.4
Mexico	3.1
Malaysia	2.5
Thailand	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® Currency Hedged MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.0%
iShares MSCI Emerging Markets ETF(a)(b)	7,975,290	$344,293,269

Total Investment Companies — 100.0% (Cost: $332,596,142)		344,293,269

Short-Term Investments

Money Market Funds — 47.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(a)(c)(d)	155,991,380	156,038,177
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(a)(c)	7,866,429	7,866,429

		163,904,606

Total Short-Term Investments — 47.6% (Cost: $163,902,058)		163,904,606

Total Investments in Securities — 147.6% (Cost: $496,498,200)		508,197,875
Other Assets, Less Liabilities — (47.6)%		(163,870,110)

Net Assets — 100.0%		$344,327,765

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	155,991,380	(b)	—	155,991,380	$156,038,177	$404,724	(c)	$(12,236)		$2,548
BlackRock Cash Funds: Treasury, SL Agency Shares	—	7,866,429	(b)	—	7,866,429	7,866,429	11,607		—		—
iShares MSCI Emerging Markets ETF	8,795,358	2,534,758		(3,354,826)	7,975,290	344,293,269	8,630,949		27,790,313		(39,455,804)

						$508,197,875	$9,047,280		$27,778,077		$(39,453,256)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	172,140,000	USD	41,438,705	MS	09/05/18	$823,945
CNY	8,679,320	USD	1,268,428	MS	09/05/18	42
EUR	5,000	USD	5,774	MS	09/05/18	30
HKD	653,532,000	USD	83,264,152	MS	09/05/18	1,591
INR	2,132,847,000	USD	30,040,099	MS	09/05/18	31,236
KRW	3,329,331,000	USD	2,980,279	MS	09/05/18	10,631
MXN	413,905,000	USD	21,628,672	MS	09/05/18	35,792
RUB	679,160,000	USD	9,968,078	MS	09/05/18	94,483

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

TRY	11,748,000	USD	1,734,703	MS	09/05/18	$53,383
TWD	1,267,000	USD	41,135	MS	09/05/18	115
USD	22,420,905	BRL	83,714,000	MS	09/05/18	1,868,009
USD	11,174,266	CLP	7,378,038,000	MS	09/05/18	350,077
USD	2,525,360	CNY	17,248,640	MS	09/05/18	4,497
USD	14,104,101	EUR	12,083,000	MS	09/05/18	78,760
USD	83,332,027	HKD	653,532,000	MS	09/05/18	66,284
USD	32,564,477	INR	2,246,748,000	MS	09/05/18	887,235
USD	2,298,543	KRW	2,550,429,000	MS	09/05/18	7,361
USD	11,219,559	MXN	209,779,000	MS	09/05/18	239,383
USD	10,270,883	RUB	644,604,000	MS	09/05/18	720,310
USD	2,510,985	TRY	12,635,000	MS	09/05/18	587,894
USD	58,679,988	TWD	1,792,636,000	MS	09/05/18	316,453
USD	46,164,263	ZAR	643,488,000	MS	09/05/18	2,374,675
BRL	3,300,000	USD	798,400	MS	10/04/18	9,137
EUR	147,000	USD	170,799	MS	10/04/18	199
INR	27,733,000	USD	389,552	MS	10/04/18	374
KRW	904,084,000	USD	809,496	MS	10/04/18	1,441
MXN	5,583,000	USD	288,636	MS	10/04/18	2,226
RUB	14,286,000	USD	210,739	MS	10/04/18	416
TWD	20,081,000	USD	655,255	MS	10/04/18	490
USD	5,336,842	CLP	3,609,293,000	MS	10/04/18	35,280
USD	7,085,377	EUR	6,049,000	MS	10/04/18	48,866
USD	78,805,466	HKD	618,221,000	MS	10/04/18	677
USD	2,310,084	INR	164,247,000	MS	10/04/18	770
USD	59,423,708	KRW	65,969,018,000	MS	10/04/18	251,425
USD	334,413	RUB	22,603,000	MS	10/04/18	328
USD	22,273,563	ZAR	328,050,000	MS	10/04/18	38,794
ZAR	16,876,000	USD	1,141,511	MS	10/04/18	2,321
CNY	202,000	USD	29,485	MS	10/09/18	24
USD	1,208,573	CNY	8,272,320	MS	10/09/18	88

						8,945,042

BRL	4,002,000	USD	985,496	MS	09/05/18	(2,952)
CLP	7,378,038,000	USD	10,879,653	MS	09/05/18	(55,463)
CNY	8,691,320	USD	1,272,134	MS	09/05/18	(1,910)
EUR	12,163,000	USD	14,183,092	MS	09/05/18	(64,891)
HKD	653,532,000	USD	83,269,223	MS	09/05/18	(3,480)
INR	113,901,000	USD	1,629,134	MS	09/05/18	(23,226)
KRW	65,313,264,000	USD	58,803,696	MS	09/05/18	(129,425)
MXN	10,335,000	USD	550,314	MS	09/05/18	(9,363)
TRY	887,000	USD	157,804	MS	09/05/18	(22,800)
TWD	1,816,966,000	USD	59,189,623	MS	09/05/18	(33,966)
USD	22,355,538	BRL	92,428,000	MS	09/05/18	(336,760)
USD	16,827	CNY	116,000	MS	09/05/18	(126)
USD	98,161	EUR	85,000	MS	09/05/18	(503)
USD	83,264,152	HKD	653,532,000	MS	09/05/18	(1,591)
USD	59,168,243	KRW	66,092,166,000	MS	09/05/18	(205,756)
USD	11,216,215	MXN	214,461,000	MS	09/05/18	(9,024)
USD	508,552	RUB	34,556,000	MS	09/05/18	(3,436)

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	830,136	TWD	25,597,000	MS	09/05/18	$ (3,235)
ZAR	643,488,000	USD	43,927,943	MS	09/05/18	(138,355)
CLP	78,967,000	USD	116,043	MS	10/04/18	(51)
HKD	16,005,000	USD	2,040,174	MS	10/04/18	(12)
TRY	159,000	USD	23,912	MS	10/04/18	(130)
USD	20,288,597	BRL	84,952,000	MS	10/04/18	(499,875)
USD	2,786,348	HKD	21,860,000	MS	10/04/18	(152)
USD	30,255,556	INR	2,158,614,000	MS	10/04/18	(94,583)
USD	2,129,974	KRW	2,376,086,000	MS	10/04/18	(1,306)
USD	10,958,934	MXN	210,896,000	MS	10/04/18	(28,274)
USD	9,559,261	RUB	653,463,000	MS	10/04/18	(99,295)
USD	1,733,149	TRY	11,911,000	MS	10/04/18	(48,415)
USD	59,650,692	TWD	1,828,616,000	MS	10/04/18	(62,737)
USD	248,854	ZAR	3,680,000	MS	10/04/18	(571)
CNY	109,000	USD	15,944	MS	10/09/18	(21)
USD	13,391	CNY	92,000	MS	10/09/18	(49)

						(1,881,733)

	Net unrealized appreciation					$7,063,309

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$8,945,042

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$1,881,733

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$5,868,058

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$8,608,170

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$495,458,109
Average amounts sold — in USD	$853,905,875

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2018	iShares® Currency Hedged MSCI Emerging Markets ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$8,945,042	$1,881,733

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$8,945,042	$1,881,733
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$8,945,042	$1,881,733

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Cash Collateral		Net Amount of Derivative
Counterparty	Counterparty	for Offse	t(a)	Received	(b)	Assets
Morgan Stanley & Co. International PLC	$8,945,042	$(1,881,733)		$(7,063,309)		$—

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Cash Collateral		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Pledged		Liabilities
Morgan Stanley & Co. International PLC	$1,881,733	$(1,881,733)		$—		$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$344,293,269	$—	$—	$344,293,269
Money Market Funds	163,904,606	—	—	163,904,606

	$508,197,875	$—	$—	$508,197,875

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$8,945,042	$—	$8,945,042
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,881,733)	—	(1,881,733)

	$—	$7,063,309	$—	$7,063,309

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.7%
Ambev SA	27,858,215	$127,455,002
Atacadao Distribuicao Comercio e Industria Ltda	2,369,100	8,360,650
B3 SA - Brasil, Bolsa, Balcao	12,288,501	64,900,799
Banco Bradesco SA	6,066,691	36,973,523
Banco do Brasil SA	5,106,874	37,309,023
Banco Santander Brasil SA, NVS	2,436,700	20,463,052
BB Seguridade Participacoes SA	4,126,900	24,520,403
BR Malls Participacoes SA(a)	4,988,888	11,079,422
BRF SA(a)	3,149,285	15,386,788
CCR SA	7,236,500	16,439,805
Centrais Eletricas Brasileiras SA(a)	1,228,900	4,718,623
Cia. de Saneamento Basico do Estado de Sao Paulo	2,048,624	12,132,333
Cia. Siderurgica Nacional SA(a)	3,775,628	8,045,924
Cielo SA	7,292,976	26,728,462
Cosan SA	972,900	8,217,500
EDP - Energias do Brasil SA	1,871,700	6,091,963
Embraer SA	3,981,200	18,939,230
Engie Brasil Energia SA	981,800	8,793,092
Equatorial Energia SA	1,031,700	14,273,173
Fibria Celulose SA	1,476,761	28,380,364
Hypera SA	2,062,500	13,716,293
IRB Brasil Resseguros S/A	620,700	8,954,736
JBS SA	5,646,265	12,881,942
Klabin SA, NVS	4,183,500	21,678,533
Kroton Educacional SA	8,330,380	20,663,693
Localiza Rent a Car SA	2,979,289	15,568,576
Lojas Renner SA	4,256,490	29,216,169
M. Dias Branco SA	617,100	6,337,104
Magazine Luiza SA	453,400	14,333,475
Multiplan Empreendimentos Imobiliarios SA	1,611,709	7,287,721
Natura Cosmeticos SA	1,142,700	8,043,081
Odontoprev SA	1,644,900	5,230,016
Petrobras Distribuidora SA	2,064,300	9,910,404
Petroleo Brasileiro SA	17,759,574	95,175,213
Porto Seguro SA	596,300	7,942,755
Raia Drogasil SA	1,370,800	25,618,699
Rumo SA(a)	6,519,200	22,516,011
Sul America SA, NVS	1,228,236	6,847,548
Suzano Papel e Celulose SA	2,631,300	30,214,510
TIM Participacoes SA	5,045,876	15,051,532
Ultrapar Participacoes SA	2,158,000	21,563,763
Vale SA	18,841,509	245,208,056
WEG SA	4,926,106	22,884,316

		1,166,053,277
Chile — 0.9%
Aguas Andinas SA, Class A	16,491,106	8,877,928
Banco de Chile	149,512,419	21,630,224
Banco de Credito e Inversiones SA	245,556	15,721,594
Banco Santander Chile	391,016,942	30,037,204
Cencosud SA	8,481,150	20,179,191
Cia. Cervecerias Unidas SA	882,288	11,668,355
Colbun SA	49,352,429	10,436,977
Empresa Nacional de Telecomunicaciones SA	909,578	7,480,071
Empresas CMPC SA	7,637,278	30,210,165
Empresas COPEC SA	2,254,933	34,554,195
Enel Americas SA	173,209,182	25,829,742
Enel Chile SA	174,136,939	17,084,407

Security	Shares	Value

Chile (continued)
Itau CorpBanca	942,629,790	$8,939,504
Latam Airlines Group SA	1,822,393	17,136,634
SACI Falabella	4,288,059	34,222,280

		294,008,471

China — 31.2%
3SBio Inc.(b)	7,510,500	14,334,147
51job Inc., ADR(a)(c)	149,602	11,565,731
58.com Inc., ADR(a)(c)	552,363	42,023,777
AAC Technologies Holdings Inc.	4,369,500	48,433,093
Agile Group Holdings Ltd.	9,436,000	15,412,290
Agricultural Bank of China Ltd., Class A	11,937,500	6,342,578
Agricultural Bank of China Ltd., Class H	170,151,000	82,377,633
Air China Ltd., Class H	11,326,000	10,620,515
Alibaba Group Holding Ltd., ADR(a)(c)	6,869,544	1,202,238,895
Alibaba Health Information Technology Ltd.(a)	20,574,000	20,812,797
Alibaba Pictures Group Ltd.(a)(c)	83,880,000	10,152,505
Aluminum Corp. of China Ltd., Class H(a)	24,228,000	10,248,183
Angang Steel Co. Ltd., Class A	3,003,483	2,694,830
Angang Steel Co. Ltd., Class H(c)	4,524,000	4,449,704
Anhui Conch Cement Co. Ltd., Class H	7,569,500	46,098,447
ANTA Sports Products Ltd.	6,414,402	34,936,830
Autohome Inc., ADR	350,664	28,968,353
AviChina Industry & Technology Co. Ltd., Class H	13,171,000	7,635,216
BAIC Motor Corp. Ltd., Class H(b)	10,590,000	8,904,942
Baidu Inc., ADR(a)	1,654,733	374,763,930
Bank of Beijing Co. Ltd., Class A	6,823,727	5,822,855
Bank of China Ltd., Class A	4,383,100	2,277,485
Bank of China Ltd., Class H	476,239,000	214,185,895
Bank of Communications Co. Ltd., Class A	9,603,200	7,899,472
Bank of Communications Co. Ltd., Class H	45,181,600	32,638,927
Bank of Shanghai Co. Ltd., Class A	2,382,245	4,083,091
Baoshan Iron & Steel Co. Ltd., Class A	2,345,974	2,705,797
Baozun Inc., ADR(a)	217,084	11,590,115
BBMG Corp., Class H	14,235,000	5,295,799
Beijing Capital International Airport Co. Ltd., Class H	10,208,000	10,872,718
Beijing Enterprises Holdings Ltd.	3,170,000	15,206,016
Beijing Enterprises Water Group Ltd.(c)	33,802,000	18,432,208
BOC Aviation Ltd.(b)	1,240,100	9,084,808
BOE Technology Group Co. Ltd., Class A	5,259,900	2,625,292
Brilliance China Automotive Holdings Ltd.(c)	18,158,000	28,779,258
BYD Co. Ltd., Class H(c)	3,911,000	23,245,060
BYD Electronic International Co. Ltd.(c)	4,146,500	4,358,397
CAR Inc.(a)	4,187,000	3,360,738
CGN Power Co. Ltd., Class H(b)	65,667,000	15,561,495
China Agri-Industries Holdings Ltd.	11,189,000	4,447,716
China Cinda Asset Management Co. Ltd., Class H	55,411,000	14,331,222
China CITIC Bank Corp. Ltd., Class H	54,149,800	33,805,249
China Coal Energy Co. Ltd., Class H	11,134,000	4,737,933
China Communications Construction Co. Ltd., Class H	27,083,000	26,879,763
China Communications Services Corp. Ltd., Class H	15,054,000	12,466,843
China Conch Venture Holdings Ltd.	9,751,000	33,543,172
China Construction Bank Corp., Class A	2,830,700	2,850,546
China Construction Bank Corp., Class H	570,185,760	504,884,892
China Eastern Airlines Corp. Ltd., Class A	4,363,267	3,691,352
China Eastern Airlines Corp. Ltd., Class H	4,562,000	2,917,764
China Everbright Bank Co. Ltd., Class H	14,762,000	6,168,936
China Everbright International Ltd.(c)	15,112,000	12,726,665

S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Everbright Ltd.	6,182,000	$10,821,985
China Evergrande Group(a)(c)	15,680,388	56,237,552
China First Capital Group Ltd.(a)	19,216,000	10,282,613
China Galaxy Securities Co. Ltd., Class H	20,979,000	10,263,777
China Gas Holdings Ltd.	10,379,200	32,993,291
China Huarong Asset Management Co. Ltd., Class H(b)	60,966,000	12,660,956
China Huishan Dairy Holdings Co. Ltd.(a)(d)	5,603,350	107,085
China International Capital Corp. Ltd., Class H(b)(c)	6,115,600	11,188,831
China International Marine Containers Group Co. Ltd., Class A	1,243,300	2,036,347
China International Marine Containers Group Co. Ltd., Class H	1,819,600	1,935,769
China International Travel Service Corp. Ltd., Class A	358,500	3,324,682
China Jinmao Holdings Group Ltd.	31,468,000	14,834,130
China Life Insurance Co. Ltd., Class H	44,725,000	101,086,968
China Literature Ltd.(a)(b)(c)	1,088,800	7,657,348
China Longyuan Power Group Corp. Ltd., Class H	19,239,000	16,202,244
China Medical System Holdings Ltd.	8,310,000	13,763,712
China Mengniu Dairy Co. Ltd.	16,445,000	47,456,236
China Merchants Bank Co. Ltd., Class A	2,362,391	9,782,064
China Merchants Bank Co. Ltd., Class H	22,942,467	87,982,807
China Merchants Port Holdings Co. Ltd.	8,222,000	16,781,516
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,039,683	2,739,172
China Minsheng Banking Corp. Ltd., Class A	8,483,953	7,413,416
China Minsheng Banking Corp. Ltd., Class H	30,205,548	21,627,894
China Mobile Ltd.	36,528,000	343,457,860
China Molybdenum Co. Ltd., Class H(c)	23,331,000	9,571,509
China National Building Material Co. Ltd., Class H	23,336,000	21,822,961
China Oilfield Services Ltd., Class H	11,390,000	10,100,065
China Overseas Land & Investment Ltd.	22,884,960	72,454,899
China Pacific Insurance Group Co. Ltd., Class A	561,700	2,693,358
China Pacific Insurance Group Co. Ltd., Class H	15,948,200	59,433,150
China Petroleum & Chemical Corp., Class A	5,488,067	5,494,413
China Petroleum & Chemical Corp., Class H	150,404,800	151,192,380
China Power International Development Ltd.	24,179,000	5,267,756
China Railway Construction Corp. Ltd., Class H	12,512,500	15,128,696
China Railway Group Ltd., Class H	23,165,000	20,010,282
China Railway Signal & Communication Corp. Ltd., Class H(b)	8,400,000	5,939,686
China Reinsurance Group Corp., Class H	25,987,000	5,131,910
China Resources Beer Holdings Co. Ltd.	8,736,000	37,174,942
China Resources Cement Holdings Ltd.	14,362,000	16,761,065
China Resources Gas Group Ltd.	5,374,000	24,477,379
China Resources Land Ltd.	16,541,333	57,639,345
China Resources Pharmaceutical Group Ltd.(b)(c)	9,738,000	15,582,984
China Resources Power Holdings Co. Ltd.	11,208,999	20,193,307
China Shenhua Energy Co. Ltd., Class H	20,405,500	45,496,343
China Southern Airlines Co. Ltd., Class H	11,488,000	7,596,315
China State Construction Engineering Corp. Ltd., Class A	5,658,614	4,472,492
China State Construction International Holdings Ltd.	12,552,000	13,065,505
China Taiping Insurance Holdings Co. Ltd.	9,718,860	30,832,297
China Telecom Corp. Ltd., Class H	83,566,000	39,286,848
China Tower Corp. Ltd., Class H(a)(b)	177,768,000	27,178,535
China Traditional Chinese Medicine Holdings Co. Ltd.	13,522,000	9,854,354

Security	Shares	Value

China (continued)
China Travel International Investment Hong Kong Ltd.	12,218,000	$3,969,461
China Unicom Hong Kong Ltd.	36,716,000	42,708,797
China United Network Communications Ltd., Class A	2,765,400	2,270,736
China Vanke Co. Ltd., Class A	1,209,290	4,256,879
China Vanke Co. Ltd., Class H	7,193,331	24,928,156
China Yangtze Power Co. Ltd., Class A	2,310,463	5,349,969
China Zhongwang Holdings Ltd.(c)	9,179,600	4,303,906
Chong Sing Holdings FinTech Group Ltd.(a)(c)	101,012,000	7,078,266
Chongqing Changan Automobile Co. Ltd., Class B	3,636,800	3,187,859
Chongqing Rural Commercial Bank Co. Ltd., Class H	15,751,000	8,488,671
CIFI Holdings Group Co. Ltd.	20,380,000	11,814,267
CITIC Ltd.	35,261,000	50,136,039
CITIC Securities Co. Ltd., Class H	14,175,000	25,392,157
CNOOC Ltd.	106,502,000	188,338,208
COSCO SHIPPING Development Co. Ltd., Class H(a)	6,660,000	967,320
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	5,476,000	2,393,033
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	3,686,899	2,207,142
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(c)	13,110,500	5,462,082
COSCO SHIPPING Ports Ltd.(c)	10,504,000	11,121,079
Country Garden Holdings Co. Ltd.	45,312,939	67,430,484
Country Garden Services Holdings Co. Ltd.(a)	5,942,000	10,174,735
CRRC Corp. Ltd., Class A	3,697,993	4,432,980
CRRC Corp. Ltd., Class H	23,904,300	19,796,143
CSPC Pharmaceutical Group Ltd.	27,920,000	70,432,290
Ctrip.com International Ltd., ADR(a)(c)	2,420,245	94,752,592
Dali Foods Group Co. Ltd.(b)	11,867,500	8,618,373
Daqin Railway Co. Ltd., Class A	2,686,557	3,393,537
Datang International Power Generation Co. Ltd., Class H	16,956,000	4,342,208
Dongfeng Motor Group Co. Ltd., Class H	16,608,000	18,557,016
ENN Energy Holdings Ltd.	4,546,000	41,412,045
Fang Holdings Ltd., ADR(a)	1,241,657	3,811,887
Far East Horizon Ltd.	12,869,000	12,182,175
Focus Media Information Technology Co. Ltd., Class A	1,907,992	2,398,919
Foshan Haitian Flavouring & Food Co. Ltd., Class A	372,506	3,734,820
Fosun International Ltd.	15,608,500	28,238,441
Fullshare Holdings Ltd.(c)	42,300,000	16,922,371
Future Land Development Holdings Ltd.(c)	10,638,000	8,226,969
Fuyao Glass Industry Group Co. Ltd., Class H(b)	3,209,200	11,836,861
GCL-Poly Energy Holdings Ltd.(a)(c)	81,045,000	5,472,595
GDS Holdings Ltd., ADR(a)(c)	350,856	13,392,174
Geely Automobile Holdings Ltd.	29,419,000	62,519,451
Genscript Biotech Corp.(a)(c)	4,708,000	10,137,115
GF Securities Co. Ltd., Class H	8,790,800	11,032,040
GOME Retail Holdings Ltd.(a)(c)	70,944,200	6,869,446
Great Wall Motor Co. Ltd., Class H(c)	18,683,500	11,497,319
Gree Electric Appliances Inc. of Zhuhai, Class A(a)	507,975	2,895,980
Greentown China Holdings Ltd.	5,115,000	5,148,301
Greentown Service Group Co. Ltd.	5,778,000	4,564,155
Guangdong Investment Ltd.	18,034,110	31,983,439
Guangzhou Automobile Group Co. Ltd., Class H	17,841,838	19,367,358
Guangzhou R&F Properties Co. Ltd., Class H	5,821,600	11,748,671

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Guotai Junan Securities Co. Ltd., Class A	2,838,400	$6,073,888
Guotai Junan Securities Co. Ltd., Class H(b)(c)	1,515,600	3,128,173
Haier Electronics Group Co. Ltd.	7,642,000	19,910,930
Haitian International Holdings Ltd.	4,183,000	8,399,149
Haitong Securities Co. Ltd., Class H	20,277,600	17,929,461
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	1,265,287	5,824,458
Hengan International Group Co. Ltd.	4,324,500	38,925,955
HengTen Networks Group Ltd.(a)	133,904,000	5,629,874
Hua Hong Semiconductor Ltd.(b)	2,474,000	6,745,353
Huadian Power International Corp. Ltd., Class H	9,138,000	3,399,580
Huaneng Power International Inc., Class H	26,016,000	16,705,607
Huaneng Renewables Corp. Ltd., Class H	29,628,000	9,474,739
Huatai Securities Co. Ltd., Class H(b)	10,285,800	15,411,205
Huazhu Group Ltd., ADR(c)	780,363	26,860,094
Industrial &Commercial Bank of China Ltd., Class A	7,728,690	6,153,902
Industrial &Commercial Bank of China Ltd., Class H	409,643,085	301,664,823
Industrial Bank Co. Ltd., Class A	3,149,800	6,952,326
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	879,989	3,117,011
Inner Mongolia Yitai Coal Co. Ltd., Class B	6,048,300	7,276,105
JD.com Inc., ADR(a)	4,298,603	134,546,274
Jiangsu Expressway Co. Ltd., Class H	7,844,000	9,913,807
Jiangsu Hengrui Medicine Co. Ltd., Class A	509,894	4,936,914
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	188,687	3,185,151
Jiangxi Copper Co. Ltd., Class H	8,048,000	9,535,910
Jiayuan International Group Ltd.(c)	5,994,000	11,974,407
Kaisa Group Holdings Ltd.	12,789,000	4,757,849
Kangmei Pharmaceutical Co. Ltd., Class A	1,086,794	3,313,464
Kingboard Holdings Ltd.(c)	4,196,500	14,917,039
Kingboard Laminates Holdings Ltd.	6,418,000	6,059,114
Kingdee International Software Group Co. Ltd.(c)	13,368,000	15,226,327
Kingsoft Corp. Ltd.	4,953,000	8,998,685
Kunlun Energy Co. Ltd.	19,654,000	20,533,170
Kweichow Moutai Co. Ltd., Class A	130,176	12,559,933
KWG Property Holdings Ltd.	7,549,500	8,069,959
Lee & Man Paper Manufacturing Ltd.	9,599,000	9,196,764
Legend Holdings Corp., Class H(b)	2,076,500	6,428,793
Lenovo Group Ltd.(c)	43,444,000	28,339,421
Logan Property Holdings Co. Ltd.	8,262,000	10,315,789
Longfor Group Holdings Ltd.	8,935,000	24,816,599
Luye Pharma Group Ltd.(b)(c)	6,822,000	6,423,140
Meitu Inc.(a)(b)(c)	10,368,500	5,614,306
Metallurgical Corp. of China Ltd., Class A	7,350,790	3,851,792
Metallurgical Corp. of China Ltd., Class H	10,289,000	2,818,401
Midea Group Co. Ltd., Class A	826,300	5,031,261
MMG Ltd.(a)	14,480,000	7,250,239
Momo Inc., ADR(a)	855,823	39,616,047
NetEase Inc., ADR	468,625	92,651,849
New China Life Insurance Co. Ltd., Class H	5,108,200	23,136,555
New Oriental Education & Technology Group Inc., ADR	846,623	66,544,568
Nexteer Automotive Group Ltd.	5,314,000	8,950,436
Nine Dragons Paper Holdings Ltd.	9,926,000	11,255,259
Noah Holdings Ltd., ADR(a)(c)	173,056	8,140,554
People’s Insurance Co. Group of China Ltd. (The), Class H	44,159,000	19,128,872

Security	Shares	Value

China (continued)
PetroChina Co. Ltd., Class H	127,144,000	$94,601,914
PICC Property & Casualty Co. Ltd., Class H	41,219,192	46,424,041
Ping An Bank Co. Ltd., Class A	2,681,194	3,975,424
Ping An Insurance Group Co. of China Ltd., Class A	1,320,294	12,170,799
Ping An Insurance Group Co. of China Ltd., Class H	30,665,500	295,367,733
Poly Real Estate Group Co. Ltd., Class A	1,499,373	2,694,969
Postal Savings Bank of China Co. Ltd., Class H(b)	16,087,000	9,469,090
Qingdao Haier Co. Ltd., Class A	1,090,565	2,376,797
SAIC Motor Corp. Ltd., Class A	1,128,785	4,816,101
Semiconductor Manufacturing International Corp.(a)(c)	17,718,999	20,904,577
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	11,976,000	11,336,834
Shanghai Electric Group Co. Ltd., Class H	18,202,000	5,704,866
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	3,369,500	13,608,678
Shanghai Industrial Holdings Ltd.	3,206,000	7,638,293
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	6,246,026	8,425,889
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	5,265,500	13,819,682
Shanghai Pudong Development Bank Co. Ltd., Class A	4,319,556	6,531,083
Shenzhen International Holdings Ltd.	5,103,000	9,570,279
Shenzhen Investment Ltd.	14,296,000	4,681,002
Shenzhou International Group Holdings Ltd.	4,503,000	59,092,229
Shimao Property Holdings Ltd.	7,108,500	21,192,638
Shui On Land Ltd.	20,381,500	4,855,891
Sihuan Pharmaceutical Holdings Group Ltd.	23,449,000	5,198,341
SINA Corp./China(a)	386,415	27,420,008
Sino Biopharmaceutical Ltd.	40,905,500	51,803,523
Sino-Ocean Group Holding Ltd.	18,727,500	9,520,153
Sinopec Engineering Group Co. Ltd., Class H	7,361,500	7,672,039
Sinopec Shanghai Petrochemical Co. Ltd., Class H	21,967,000	12,902,174
Sinopharm Group Co. Ltd., Class H	7,134,000	35,493,216
Sinotrans Ltd., Class H	11,171,000	4,682,515
Sinotruk Hong Kong Ltd.(c)	4,131,500	6,169,168
Skyworth Digital Holdings Ltd.	10,348,000	3,348,739
SOHO China Ltd.	13,547,000	5,436,819
SSY Group Ltd.	8,908,000	8,285,034
Sun Art Retail Group Ltd.	14,271,000	16,454,860
Sunac China Holdings Ltd.(c)	14,428,000	47,242,238
Suning.com Co. Ltd., Class A	1,984,573	3,596,114
Sunny Optical Technology Group Co. Ltd.	4,245,200	53,951,344
TAL Education Group, Class A, ADR(a)	2,100,011	62,160,326
Tencent Holdings Ltd.	33,897,300	1,468,369,071
Tingyi Cayman Islands Holding Corp.	11,886,000	21,231,220
Tong Ren Tang Technologies Co. Ltd., Class H	3,080,000	4,465,645
Towngas China Co. Ltd.	5,254,000	4,839,713
TravelSky Technology Ltd., Class H	5,785,000	14,814,624
Tsingtao Brewery Co. Ltd., Class H	2,260,000	10,740,104
Uni-President China Holdings Ltd.	7,555,000	7,440,552
Vipshop Holdings Ltd., ADR(a)(c)	2,578,278	17,996,380
Want Want China Holdings Ltd.	30,106,000	24,586,816
Weibo Corp., ADR(a)(c)	322,270	24,731,000
Weichai Power Co. Ltd., Class H	11,890,800	12,604,499
Wuliangye Yibin Co. Ltd., Class A	476,181	4,314,282

S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Wuxi Biologics Cayman Inc.(a)(b)(c)	2,923,500	$28,866,625
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	1,668,354	2,971,834
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,766,200	2,960,425
Xinyi Solar Holdings Ltd.	18,612,000	5,548,813
Yanzhou Coal Mining Co. Ltd., Class H	11,180,800	12,920,263
Yuexiu Property Co. Ltd.	37,938,000	6,863,632
Yum China Holdings Inc.	2,180,651	84,347,581
Yunnan Baiyao Group Co. Ltd., Class A	235,392	2,742,525
Yuzhou Properties Co. Ltd.	9,865,000	5,241,123
YY Inc., ADR(a)(c)	286,727	21,914,545
Zhaojin Mining Industry Co. Ltd., Class H	5,045,500	3,934,113
Zhejiang Expressway Co. Ltd., Class H	9,286,000	7,370,686
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	985,700	4,225,918
Zhongsheng Group Holdings Ltd.(c)	3,374,500	7,403,444
Zhuzhou CRRC Times Electric Co. Ltd., Class H	3,292,600	17,765,752
Zijin Mining Group Co. Ltd., Class H	35,562,000	13,275,320
ZTE Corp., Class H(a)	4,561,000	8,855,972

		9,704,239,001
Colombia — 0.3%
Bancolombia SA	1,358,020	14,581,548
Cementos Argos SA	2,835,409	8,372,321
Ecopetrol SA	29,689,093	33,238,901
Grupo Argos SA/Colombia	1,857,854	11,616,320
Grupo de Inversiones Suramericana SA	1,584,144	18,668,988
Interconexion Electrica SA ESP	2,429,449	10,752,466

		97,230,544
Czech Republic — 0.2%
CEZ AS	952,481	24,247,884
Komercni Banka AS	432,254	18,069,872
Moneta Money Bank AS(b)	2,818,047	9,900,984
O2 Czech Republic AS	365,970	4,343,941

		56,562,681
Egypt — 0.1%
Commercial International Bank Egypt SAE	6,845,362	33,658,603
Eastern Tobacco	1,344,589	7,820,938
EISewedy Electric Co.	446,909	4,823,760

		46,303,301
Greece — 0.3%
Alpha Bank AE(a)	8,518,688	15,679,977
Eurobank Ergasias SA(a)	11,206,292	9,583,310
FF Group(a)(d)	246,892	1,240,958
Hellenic Telecommunications Organization SA	1,369,838	17,515,928
JUMBO SA	693,177	10,387,864
Motor Oil Hellas Corinth Refineries SA	348,148	8,222,922
National Bank of Greece SA(a)(d)	33,624,002	9,576,946
OPAP SA	1,400,241	15,078,060
Piraeus Bank SA(a)(c)	1,666,515	4,653,575
Titan Cement Co. SA	321,348	7,402,988

		99,342,528
Hungary — 0.3%
MOL Hungarian Oil &Gas PLC	2,218,414	22,718,171
OTP Bank Nyrt	1,336,074	49,390,014
Richter Gedeon Nyrt	837,998	16,535,487

		88,643,672

Security	Shares	Value

India — 9.3%
Adani Ports &Special Economic Zone Ltd.	3,081,966	$16,649,058
Ambuja Cements Ltd.	3,585,940	12,202,346
Ashok Leyland Ltd.	7,025,545	12,782,948
Asian Paints Ltd.	1,706,646	33,024,251
Aurobindo Pharma Ltd.	1,580,224	15,879,941
Avenue Supermarts Ltd.(a)(b)	738,521	16,706,888
Axis Bank Ltd.(a)	10,692,045	97,873,639
Bajaj Auto Ltd.	497,462	19,251,808
Bajaj Finance Ltd.	1,033,301	41,616,858
Bajaj Finserv Ltd.	226,463	21,545,296
Bharat Forge Ltd.	1,270,426	12,163,096
Bharat Heavy Electricals Ltd.	5,296,874	6,019,324
Bharat Petroleum Corp. Ltd.	4,508,308	23,016,279
Bharti Airtel Ltd.	8,336,450	45,116,531
Bharti Infratel Ltd.	1,952,834	7,899,305
Bosch Ltd.	45,026	13,960,099
Britannia Industries Ltd.	168,819	16,034,845
Cadila Healthcare Ltd.	1,227,364	6,969,505
Cipla Ltd./India	2,066,760	19,294,762
Coal India Ltd.	4,098,143	16,522,289
Container Corp. of India Ltd.	923,556	8,487,971
Dabur India Ltd.	3,127,224	21,108,666
Dr. Reddy’s Laboratories Ltd.	684,655	24,055,413
Eicher Motors Ltd.	79,313	31,377,705
GAIL India Ltd.	4,695,068	24,638,329
Glenmark Pharmaceuticals Ltd.	828,990	7,780,155
Godrej Consumer Products Ltd.	1,415,936	28,989,993
Grasim Industries Ltd.	1,981,516	29,823,490
Havells India Ltd.	1,495,707	15,294,218
HCL Technologies Ltd.	3,305,714	48,772,696
Hero MotoCorp Ltd.	298,843	13,709,668
Hindalco Industries Ltd.	7,036,460	23,606,572
Hindustan Petroleum Corp. Ltd.	3,650,848	13,064,066
Hindustan Unilever Ltd.	3,842,447	96,437,354
Housing Development Finance Corp. Ltd.	9,464,236	258,328,724
ICICI Bank Ltd.	14,151,790	68,358,376
Idea Cellular Ltd.(a)	11,781,105	8,197,212
Indiabulls Housing Finance Ltd.	1,657,456	29,427,066
Indian Oil Corp. Ltd.	8,615,187	18,894,166
Infosys Ltd.	10,382,180	210,948,127
InterGlobe Aviation Ltd.(b)	545,057	7,138,065
ITC Ltd.	20,224,043	91,202,625
JSW Steel Ltd.	5,016,582	28,033,659
Larsen & Toubro Ltd.	2,824,456	54,538,816
LIC Housing Finance Ltd.	1,788,072	13,132,045
Lupin Ltd.	1,325,519	17,407,584
Mahindra & Mahindra Financial Services Ltd.	1,794,588	12,376,556
Mahindra & Mahindra Ltd.	4,441,051	60,442,312
Marico Ltd.	2,656,618	13,838,142
Maruti Suzuki India Ltd.	627,534	80,482,195
Motherson Sumi Systems Ltd.	3,823,724	16,394,416
Nestle India Ltd.	137,043	22,379,109
NTPC Ltd.	11,705,464	28,303,866
Oil & Natural Gas Corp. Ltd.	8,336,557	21,162,787
Page Industries Ltd.	32,477	15,759,367
Petronet LNG Ltd.	3,550,415	12,416,848
Pidilite Industries Ltd.	700,201	11,537,194
Piramal Enterprises Ltd.	489,732	22,093,653
Power Grid Corp. of India Ltd.	9,341,085	26,537,828
Reliance Industries Ltd.	16,934,985	296,467,445

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Rural Electrification Corp. Ltd.	4,250,941	$7,180,173
Shree Cement Ltd.	51,239	13,672,499
Shriram Transport Finance Co. Ltd.	891,258	16,785,639
Siemens Ltd.	433,951	6,239,179
State Bank of India(a)	10,519,269	45,917,635
Sun Pharmaceutical Industries Ltd.	4,988,336	45,915,795
Tata Consultancy Services Ltd.	5,458,460	159,952,955
Tata Motors Ltd.(a)	9,474,473	35,733,195
Tata Power Co. Ltd. (The)	6,847,004	7,404,384
Tata Steel Ltd.	2,073,659	17,556,719
Tech Mahindra Ltd.	2,811,017	30,350,918
Titan Co. Ltd.	1,839,417	23,130,731
UltraTech Cement Ltd.	566,535	35,748,787
United Spirits Ltd.(a)	1,750,997	15,559,343
UPL Ltd.	2,168,191	21,866,474
Vedanta Ltd.	7,835,674	25,155,467
Wipro Ltd.	6,777,928	28,788,366
Yes Bank Ltd.	10,152,366	49,168,506
Zee Entertainment Enterprises Ltd.	2,868,232	20,217,798

		2,893,818,110
Indonesia — 2.0%
Adaro Energy Tbk PT	85,563,300	10,833,371
AKR Corporindo Tbk PT	212,700	52,128
Astra International Tbk PT	120,472,100	59,295,501
Bank Central Asia Tbk PT	58,302,900	98,161,026
Bank Danamon Indonesia Tbk PT	18,371,416	8,481,034
Bank Mandiri Persero Tbk PT	110,461,800	51,743,817
Bank Negara Indonesia Persero Tbk PT	44,097,676	23,351,112
Bank Rakyat Indonesia Persero Tbk PT	328,671,110	70,955,474
Bank Tabungan Negara Persero Tbk PT	25,051,300	4,676,923
Bumi Serpong Damai Tbk PT(a)	45,822,200	3,732,969
Charoen Pokphand Indonesia Tbk PT	44,427,545	15,020,311
Gudang Garam Tbk PT	2,839,400	14,071,704
Hanjaya Mandala Sampoerna Tbk PT	54,514,200	14,174,432
Indah Kiat Pulp & Paper Corp. Tbk PT	16,308,100	21,146,280
Indocement Tunggal Prakarsa Tbk PT	11,022,400	13,263,546
Indofood CBP Sukses Makmur Tbk PT	13,817,800	8,137,774
Indofood Sukses Makmur Tbk PT	25,858,400	11,191,263
Jasa Marga Persero Tbk PT	13,060,195	4,016,475
Kalbe Farma Tbk PT	127,480,215	11,640,250
Matahari Department Store Tbk PT	14,843,100	7,557,587
Pakuwon Jati Tbk PT	112,930,800	3,948,361
Perusahaan Gas Negara Persero Tbk PT	65,463,600	9,510,666
Semen Indonesia Persero Tbk PT	17,833,700	11,441,172
Surya Citra Media Tbk PT	35,446,000	5,053,401
Telekomunikasi Indonesia Persero Tbk PT	299,491,600	70,958,974
Tower Bersama Infrastructure Tbk PT	12,808,800	4,826,126
Unilever Indonesia Tbk PT	9,014,000	26,833,938
United Tractors Tbk PT	9,988,853	23,327,668
Waskita Karya Persero Tbk PT	28,367,300	3,649,425

		611,052,708
Malaysia — 2.5%
AirAsia Group Bhd	9,022,100	7,552,263
Alliance Bank Malaysia Bhd	6,432,700	6,464,789
AMMB Holdings Bhd	10,176,975	10,153,449
Astro Malaysia Holdings Bhd(c)	8,681,300	3,675,742
Axiata Group Bhd(c)	16,358,600	19,107,259
British American Tobacco Malaysia Bhd	853,800	7,034,838
CIMB Group Holdings Bhd	27,438,200	40,661,550

Security	Shares	Value

Malaysia (continued)
Dialog Group Bhd(c)	21,207,812	$17,959,164
DiGi.Com Bhd(c)	19,109,100	21,901,414
FGV Holdings Bhd	8,931,600	3,281,839
Fraser & Neave Holdings Bhd(c)	614,100	5,678,501
Gamuda Bhd(c)	11,399,200	10,263,302
Genting Bhd	12,710,900	26,662,114
Genting Malaysia Bhd	17,794,100	22,602,556
Genting Plantations Bhd	1,773,300	4,069,161
HAP Seng Consolidated Bhd(c)	3,590,900	8,589,499
Hartalega Holdings Bhd(c)	7,965,800	13,762,545
Hong Leong Bank Bhd	3,853,600	19,279,722
Hong Leong Financial Group Bhd	1,281,700	6,119,225
IHH Healthcare Bhd(c)	14,616,700	19,846,985
IJM Corp. Bhd(c)	17,513,540	7,969,417
IOI Corp. Bhd	12,187,220	13,404,607
IOI Properties Group Bhd(c)	12,622,556	5,375,222
Kuala Lumpur Kepong Bhd	2,668,000	16,009,948
Malayan Banking Bhd	22,524,800	54,592,288
Malaysia Airports Holdings Bhd(c)	5,760,000	13,105,244
Maxis Bhd(c)	12,288,000	17,283,037
MISC Bhd	6,954,100	10,034,752
My EG Services Bhd(c)	12,248,800	4,441,103
Nestle Malaysia Bhd(c)	333,300	11,922,399
Petronas Chemicals Group Bhd	14,356,600	33,048,652
Petronas Dagangan Bhd	1,259,700	8,337,715
Petronas Gas Bhd	4,213,900	19,175,065
PPB Group Bhd	3,572,260	14,603,715
Press Metal Aluminium Holdings Bhd(c)	8,005,500	9,701,275
Public Bank Bhd	17,270,930	105,571,423
RHB Bank Bhd	4,996,725	6,565,839
RHB Bank Bhd, New(a)(d)	3,214,200	8
Sime Darby Bhd	14,281,473	8,861,846
Sime Darby Plantation Bhd(c)	14,311,173	18,665,990
Sime Darby Property Bhd(c)	16,045,873	4,919,771
SP Setia Bhd Group	6,752,600	4,321,533
Telekom Malaysia Bhd	6,742,400	5,430,671
Tenaga Nasional Bhd	18,556,050	70,801,524
Top Glove Corp. Bhd(c)	4,129,800	11,195,029
UMW Holdings Bhd(c)	2,679,000	3,872,311
Westports Holdings Bhd(c)	6,045,100	5,472,143
YTL Corp. Bhd	20,018,589	6,478,823

		765,827,267
Mexico — 3.1%
Alfa SAB de CV, Class A	18,052,300	23,726,069
Alsea SAB de CV	2,603,900	9,268,661
America Movil SAB de CV, Series L, NVS	200,049,137	167,923,885
Arca Continental SAB de CV	2,614,136	16,072,688
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	10,924,100	17,276,995
Cemex SAB de CV, CPO(a)	86,788,323	61,412,934
Coca-Cola Femsa SAB de CV, Series L, NVS	3,097,493	18,618,492
El Puerto de Liverpool SAB de CV, Series C1, NVS(c)	1,116,337	7,853,272
Fibra Uno Administracion SA de CV	19,681,000	25,794,611
Fomento Economico Mexicano SAB de CV	11,522,763	110,108,210
Gruma SAB de CV, Series B	1,270,759	16,086,777
Grupo Aeroportuario del Pacifico SAB de CV, Series B	2,119,794	21,867,010
Grupo Aeroportuario del Sureste SAB de CV, Series B	1,247,245	23,347,398

S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Grupo Bimbo SAB de CV, Series A(c)	9,959,627	$20,705,273
Grupo Carso SAB de CV, Series A1(c)	3,047,266	11,267,577
Grupo Financiero Banorte SAB de CV, Series O	15,321,656	104,860,851
Grupo Financiero Inbursa SAB de CV, Series O(c)	13,840,445	21,976,199
Grupo Mexico SAB de CV, Series B	20,852,389	61,094,157
Grupo Televisa SAB, CPO(c)	14,586,170	52,591,227
Industrias Penoles SAB de CV	845,913	14,366,873
Infraestructura Energetica Nova SAB de CV	3,222,200	14,971,379
Kimberly-Clark de Mexico SAB de CV, Series A	9,106,909	15,984,303
Mexichem SAB de CV	6,336,034	21,436,576
Promotora y Operadora de Infraestructura SAB de CV	1,384,543	14,658,973
Wal-Mart de Mexico SAB de CV	30,890,897	85,448,578

		958,718,968
Pakistan — 0.1%
Habib Bank Ltd.	3,526,000	4,289,422
Lucky Cement Ltd.	805,550	3,508,863
MCB Bank Ltd.	2,292,600	3,715,988
Oil & Gas Development Co. Ltd.	3,978,700	4,885,965
United Bank Ltd./Pakistan	2,868,200	3,650,920

		20,051,158
Peru — 0.4%
Cia. de Minas Buenaventura SAA, ADR, NVS	1,051,404	13,237,176
Credicorp Ltd.	400,387	87,292,374
Southern Copper Corp.	504,241	22,005,077

		122,534,627
Philippines — 1.0%
Aboitiz Equity Ventures Inc.	12,778,460	12,774,158
Aboitiz Power Corp.	7,451,464	5,156,433
Alliance Global Group Inc.(a)	22,414,180	5,785,062
Ayala Corp.	1,520,636	28,440,114
Ayala Land Inc.	45,043,300	37,488,345
Bank of the Philippine Islands	5,663,774	9,930,778
BDO Unibank Inc.	11,876,671	28,898,685
DMCI Holdings Inc.	22,969,900	5,498,891
Globe Telecom Inc.	210,495	8,330,355
GT Capital Holdings Inc.	532,651	8,726,758
International Container Terminal Services Inc.	3,063,370	5,365,538
JG Summit Holdings Inc.	17,597,604	19,747,442
Jollibee Foods Corp.	2,740,539	14,761,638
Manila Electric Co.	1,070,470	7,475,752
Megaworld Corp.	66,815,200	5,735,800
Metro Pacific Investments Corp.	83,264,600	8,487,171
Metropolitan Bank & Trust Co.	4,807,030	6,585,527
PLDT Inc.	540,593	14,084,051
Robinsons Land Corp.	11,212,706	4,466,796
Security Bank Corp.	1,228,250	4,467,993
SM Investments Corp.	1,488,702	26,896,202
SM Prime Holdings Inc.	58,334,525	42,549,683
Universal Robina Corp.	5,455,540	14,233,707

		325,886,879
Poland — 1.2%
Alior Bank SA(a)	540,919	10,001,369
Bank Handlowy w Warszawie SA	206,829	3,821,373
Bank Millennium SA(a)	3,677,039	8,971,677
Bank Polska Kasa Opieki SA	999,164	31,722,293
Bank Zachodni WBK SA	206,953	21,142,612
CCC SA	174,486	10,221,354
CD Projekt SA(a)	402,287	22,516,573

Security	Shares	Value

Poland (continued)
Cyfrowy Polsat SA(a)	1,442,596	$8,811,302
Dino Polska SA(a)(b)	287,846	7,140,524
Grupa Azoty SA	272,889	2,817,531
Grupa Lotos SA	550,309	10,451,602
Jastrzebska Spolka Weglowa SA(a)	317,281	6,637,948
KGHM Polska Miedz SA	841,795	20,767,837
LPP SA	7,796	19,498,208
mBank SA	88,650	9,865,924
Orange Polska SA(a)	3,960,005	5,229,150
PGE Polska Grupa Energetyczna SA(a)	5,050,804	12,351,000
PLAY Communications SA(b)	678,424	4,000,000
Polski Koncern Naftowy ORLEN SA	1,780,031	47,513,278
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	10,425,214	16,485,687
Powszechna Kasa Oszczednosci Bank Polski SA	5,183,415	59,432,981
Powszechny Zaklad Ubezpieczen SA	3,589,983	43,562,239

		382,962,462
Qatar — 0.9%
Barwa Real Estate Co.	642,085	6,321,922
Commercial Bank PQSC (The)	1,264,039	13,617,274
Doha Bank QPSC	699,459	4,915,060
Ezdan Holding Group QSC(a)	4,911,273	13,898,499
Industries Qatar QSC	971,180	32,927,207
Masraf Al Rayan QSC	2,360,553	24,332,604
Ooredoo QPSC	511,568	10,238,773
Qatar Electricity & Water Co. QSC	299,408	15,668,911
Qatar Insurance Co. SAQ	994,192	10,008,927
Qatar Islamic Bank SAQ	701,114	26,838,000
Qatar National Bank QPSC	2,688,547	130,849,212

		289,616,389
Russia — 3.3%
Alrosa PJSC	15,296,400	23,026,216
Gazprom PJSC	52,373,269	116,598,878
Gazprom PJSC, ADR, NVS	5,476,657	24,152,057
Inter RAO UES PJSC	180,914,000	10,851,550
LUKOIL PJSC	2,134,902	148,991,063
LUKOIL PJSC, ADR, NVS	381,687	26,336,403
Magnit PJSC, GDR, NVS(e)	2,126,273	31,405,052
Magnitogorsk Iron &Steel Works PJSC	13,166,100	9,469,877
MMC Norilsk Nickel PJSC	376,298	62,684,907
Mobile TeleSystems PJSC, ADR, NVS	2,960,653	22,945,061
Moscow Exchange MICEX-RTS PJSC	8,099,560	11,789,705
Novatek PJSC, GDR, NVS(e)	541,954	90,506,318
Novolipetsk Steel PJSC	7,079,140	17,411,508
PhosAgro PJSC, GDR, NVS(e)	685,263	9,079,735
Polyus PJSC	196,295	12,744,621
Rosneft Oil Co. PJSC	6,537,457	42,289,702
Rosneft Oil Co. PJSC, GDR, NVS(e)	505,284	3,219,670
RusHydro PJSC	611,617,100	5,783,478
Sberbank of Russia PJSC	59,363,421	160,408,925
Sberbank of Russia PJSC, ADR	1,119,200	12,148,916
Severstal PJSC	1,229,003	19,818,052
Surgutneftegas PJSC	33,000,160	14,081,244
Surgutneftegas PJSC, ADR, NVS	920,104	3,827,633
Tatneft PJSC	9,065,010	105,395,903
VTB Bank PJSC	19,097,471,998	11,738,550
X5 Retail Group NV, GDR(e)	725,674	17,130,771

		1,013,835,795
South Africa — 6.2%
Absa Group Ltd.	4,268,830	47,361,032

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Anglo American Platinum Ltd.	326,855	$9,592,878
AngloGold Ashanti Ltd.	2,440,635	19,640,022
Aspen Pharmacare Holdings Ltd.	2,307,754	45,902,273
Bid Corp. Ltd.	2,004,496	42,903,500
Bidvest Group Ltd. (The)	1,999,679	29,480,806
Capitec Bank Holdings Ltd.	239,734	16,407,697
Clicks Group Ltd.	1,494,836	20,711,660
Coronation Fund Managers Ltd.	1,382,854	5,431,840
Discovery Ltd.	2,125,305	25,415,899
Exxaro Resources Ltd.	1,499,768	15,236,957
FirstRand Ltd.	20,011,508	96,566,069
Fortress REIT Ltd., Series A	6,344,350	7,140,574
Fortress REIT Ltd., Series B	4,576,998	4,935,863
Foschini Group Ltd. (The)	1,335,251	15,911,371
Gold Fields Ltd.	4,924,038	12,098,993
Growthpoint Properties Ltd.	17,678,412	30,696,275
Hyprop Investments Ltd.	1,525,799	10,622,404
Imperial Holdings Ltd.	957,829	13,479,067
Investec Ltd.	1,686,756	11,071,774
Kumba Iron Ore Ltd.	386,465	6,992,441
Liberty Holdings Ltd.	778,209	6,183,180
Life Healthcare Group Holdings Ltd.	8,044,924	14,638,865
MMI Holdings Ltd./South Africa	5,801,370	6,790,785
Mondi Ltd.	707,280	19,802,150
Mr. Price Group Ltd.	1,520,031	23,378,468
MTN Group Ltd.	10,062,540	61,118,706
Naspers Ltd., Class N	2,607,300	581,168,305
Nedbank Group Ltd.	1,324,243	25,125,028
NEPI Rockcastle PLC	2,242,606	21,429,219
Netcare Ltd.	6,841,287	13,704,754
Old Mutual Ltd.(a)	29,375,441	60,951,346
Pick n Pay Stores Ltd.	2,191,636	10,845,055
Pioneer Foods Group Ltd.	774,813	5,579,235
PSG Group Ltd.	887,167	13,626,691
Rand Merchant Investment Holdings Ltd.	4,104,241	11,440,471
Redefine Properties Ltd.	32,038,128	22,632,514
Reinet Investments SCA	878,191	17,076,810
Remgro Ltd.	3,162,010	46,273,633
Resilient REIT Ltd.	1,665,849	6,479,770
RMB Holdings Ltd.	4,244,473	24,421,744
Sanlam Ltd.	10,326,358	55,919,682
Sappi Ltd.	3,171,884	21,733,670
Sasol Ltd.	3,272,227	128,644,502
Shoprite Holdings Ltd.	2,625,874	36,561,952
SPAR Group Ltd. (The)	1,156,959	16,188,147
Standard Bank Group Ltd.	7,660,151	97,424,625
Telkom SA SOC Ltd.	1,690,689	5,803,242
Tiger Brands Ltd.	957,341	18,705,435
Truworths International Ltd.	2,621,519	15,394,966
Vodacom Group Ltd.	3,570,759	30,803,394
Woolworths Holdings Ltd./South Africa	5,945,181	22,001,380

		1,929,447,119
South Korea — 13.9%
Amorepacific Corp.	190,164	44,929,373
AMOREPACIFIC Group	172,519	14,940,333
BGF retail Co. Ltd.(c)	48,323	7,444,993
BNK Financial Group Inc.	1,546,507	11,586,820
Celltrion Healthcare Co. Ltd.(a)(c)	207,460	16,848,029
Celltrion Inc.(a)(c)	484,635	117,550,600
Celltrion Pharm Inc.(a)(c)	91,795	6,605,381

Security	Shares	Value

South Korea (continued)
Cheil Worldwide Inc.	418,226	$7,251,279
CJ CheilJedang Corp.	49,199	15,137,814
CJ Corp.	87,150	10,334,456
CJ ENM Co. Ltd.	63,970	14,481,822
CJ Logistics Corp.(a)(c)	48,314	6,684,055
Coway Co. Ltd.	286,947	23,561,026
Daelim Industrial Co. Ltd.	164,750	12,121,480
Daewoo Engineering & Construction Co. Ltd.(a)	981,868	4,622,008
DB Insurance Co. Ltd.	296,417	17,042,346
DGB Financial Group Inc.	1,005,571	9,259,401
Dongsuh Cos. Inc.	219,348	4,463,219
Doosan Bobcat Inc.	209,361	6,695,640
Doosan Heavy Industries & Construction Co. Ltd.(a)(c)	362,885	4,612,876
E-MART Inc.	124,934	24,074,332
GS Engineering & Construction Corp.(c)	299,103	12,870,713
GS Holdings Corp.	307,401	14,663,786
GS Retail Co. Ltd.	161,102	5,383,816
Hana Financial Group Inc.	1,761,736	67,579,506
Hankook Tire Co. Ltd.	442,130	18,528,828
Hanmi Pharm Co. Ltd.(c)	37,433	16,729,926
Hanmi Science Co. Ltd.(c)	76,891	6,002,630
Hanon Systems	1,113,875	12,007,816
Hanssem Co. Ltd.(c)	62,710	4,647,689
Hanwha Chemical Corp.	645,380	11,740,507
Hanwha Corp.	246,294	7,047,086
Hanwha Life Insurance Co. Ltd.	1,625,276	7,081,335
HDC Holdings Co. Ltd.	1	22
HDC Hyundai Development Co-Engineering & Construction, Class E(a)	214,576	10,775,545
HLB Inc.(a)(c)	185,634	17,343,517
Hotel Shilla Co. Ltd.	187,623	18,203,552
Hyundai Department Store Co. Ltd.	83,034	7,429,535
Hyundai Engineering & Construction Co. Ltd.	465,755	25,104,703
Hyundai Glovis Co. Ltd.	111,812	12,154,024
Hyundai Heavy Industries Co. Ltd.(a)	222,630	23,600,000
Hyundai Heavy Industries Holdings Co. Ltd.(a)	58,694	19,904,761
Hyundai Marine & Fire Insurance Co. Ltd.	375,756	12,557,268
Hyundai Mobis Co. Ltd.	405,056	81,509,719
Hyundai Motor Co.	915,382	102,791,852
Hyundai Steel Co.	479,610	22,964,751
Industrial Bank of Korea	1,496,463	20,030,812
ING Life Insurance Korea Ltd.(b)	196,507	6,143,326
Kakao Corp.(c)	273,006	30,656,920
Kangwon Land Inc.	694,393	18,059,271
KB Financial Group Inc.	2,356,455	109,445,020
KCC Corp.	36,049	10,508,827
KEPCO Plant Service & Engineering Co. Ltd.	134,504	4,398,280
Kia Motors Corp.	1,571,808	45,255,757
Korea Aerospace Industries Ltd.(a)(c)	437,441	16,406,739
Korea Electric Power Corp.	1,530,657	41,939,576
Korea Gas Corp.(a)	164,180	7,758,045
Korea Investment Holdings Co. Ltd.	248,878	15,941,249
Korea Zinc Co. Ltd.(c)	50,945	18,558,323
Korean Air Lines Co. Ltd.	281,778	7,100,456
KT Corp.	168,975	4,386,990
KT&G Corp.	696,890	63,231,272
Kumho Petrochemical Co. Ltd.	111,104	10,180,666
LG Chem Ltd.	272,460	89,583,937
LG Corp.	563,778	36,212,664

S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
LG Display Co. Ltd.	1,389,105	$26,517,973
LG Electronics Inc.	630,992	43,534,282
LG Household & Health Care Ltd.	55,588	63,171,019
LG Innotek Co. Ltd.	84,780	10,929,282
LG Uplus Corp.	1,271,276	17,930,228
Lotte Chemical Corp.	102,173	29,004,777
Lotte Corp.(a)	180,662	7,822,763
Lotte Shopping Co. Ltd.	67,707	10,948,444
Medy-Tox Inc.(c)	25,386	15,275,159
Mirae Asset Daewoo Co. Ltd.	2,357,208	17,406,683
NAVER Corp.	166,691	112,609,830
NCSoft Corp.	104,700	36,447,244
Netmarble Corp.(b)(c)	152,170	15,925,801
NH Investment & Securities Co. Ltd.	852,013	10,294,727
OCI Co. Ltd.(c)	106,915	11,093,458
Orion Corp./Republic of Korea	130,334	12,528,175
Ottogi Corp.(c)	7,285	4,744,756
Pan Ocean Co. Ltd.(a)	1,391,894	6,452,116
Pearl Abyss Corp.(a)	33,429	7,657,903
POSCO	464,855	136,347,444
Posco Daewoo Corp.	277,998	4,557,754
S-1 Corp.	104,565	8,050,326
Samsung Biologics Co. Ltd.(a)(b)(c)	98,999	41,177,323
Samsung C&T Corp.	452,332	49,981,436
Samsung Card Co. Ltd.	179,323	5,678,602
Samsung Electro-Mechanics Co. Ltd.	333,387	48,219,294
Samsung Electronics Co. Ltd.	28,596,008	1,244,645,005
Samsung Engineering Co. Ltd.(a)(c)	929,131	14,064,463
Samsung Fire & Marine Insurance Co. Ltd.	182,568	43,462,714
Samsung Heavy Industries Co. Ltd.(a)(c)	2,559,929	16,281,990
Samsung Life Insurance Co. Ltd.	416,932	34,646,014
Samsung SDI Co. Ltd.	327,527	69,439,314
Samsung SDS Co. Ltd.	207,751	45,258,606
Samsung Securities Co. Ltd.	378,457	10,998,593
Shinhan Financial Group Co. Ltd.	2,547,548	99,782,682
Shinsegae Inc.(c)	44,106	12,857,564
SillaJen Inc.(a)(c)	348,458	23,916,086
SK Holdings Co. Ltd.	189,062	44,669,008
SK Hynix Inc.	3,458,174	257,852,439
SK Innovation Co. Ltd.	384,320	66,634,110
SK Telecom Co. Ltd.	120,302	28,369,290
S-Oil Corp.	269,092	28,887,835
ViroMed Co. Ltd.(a)(c)	81,150	17,284,881
Woori Bank	2,815,105	41,221,948
Yuhan Corp.	51,510	11,059,507

		4,340,307,148
Taiwan — 12.1%
Acer Inc.	17,485,121	14,630,233
Advantech Co. Ltd.	2,144,126	14,589,690
Airtac International Group(c)	688,000	6,607,846
ASE Technology Holding Co. Ltd.	20,732,110	50,826,237
Asia Cement Corp.(c)	13,135,077	17,896,890
Asustek Computer Inc.	4,197,968	35,740,473
AU Optronics Corp.(c)	51,398,000	22,256,012
Catcher Technology Co. Ltd.	3,892,210	47,710,144
Cathay Financial Holding Co. Ltd.	48,526,644	83,102,766
Chailease Holding Co. Ltd.	7,046,370	23,973,487
Chang Hwa Commercial Bank Ltd.	30,960,940	19,252,937
Cheng Shin Rubber Industry Co. Ltd.(c)	11,595,128	17,705,079
Chicony Electronics Co. Ltd.	3,410,998	7,174,035

Security	Shares	Value

Taiwan (continued)
China Airlines Ltd.	15,902,347	$4,871,922
China Development Financial Holding Corp.	81,312,848	29,385,402
China Life Insurance Co. Ltd./Taiwan(c)	15,591,002	15,507,248
China Steel Corp.	75,534,313	61,848,868
Chunghwa Telecom Co. Ltd.	22,336,410	78,902,832
Compal Electronics Inc.	24,958,908	15,642,487
CTBC Financial Holding Co. Ltd.	103,705,772	72,929,991
Delta Electronics Inc.(c)	12,382,000	49,584,438
E.Sun Financial Holding Co. Ltd.	57,000,789	41,941,000
Eclat Textile Co. Ltd.(c)	1,064,427	12,926,299
Eva Airways Corp.	12,546,364	6,372,238
Evergreen Marine Corp. Taiwan Ltd.	12,669,312	5,382,859
Far Eastern New Century Corp.	19,103,038	22,234,531
Far EasTone Telecommunications Co. Ltd.	9,468,000	22,564,141
Feng TAY Enterprise Co. Ltd.	1,992,529	12,066,104
First Financial Holding Co. Ltd.	57,720,155	38,617,913
Formosa Chemicals & Fibre Corp.	20,905,090	83,715,646
Formosa Petrochemical Corp.	7,372,000	30,241,641
Formosa Plastics Corp.	26,469,280	96,949,178
Formosa Taffeta Co. Ltd.	4,814,000	5,603,142
Foxconn Technology Co. Ltd.(c)	5,573,637	14,154,116
Fubon Financial Holding Co. Ltd.	39,799,969	65,955,345
General Interface Solution Holding Ltd.(c)	1,016,000	6,301,416
Giant Manufacturing Co. Ltd.	1,881,203	8,115,233
Globalwafers Co. Ltd.(c)	1,301,000	16,604,005
Highwealth Construction Corp.(c)	4,989,170	8,105,472
Hiwin Technologies Corp.(c)	1,344,136	12,121,949
Hon Hai Precision Industry Co. Ltd.(c)	97,825,592	256,388,089
Hotai Motor Co. Ltd.(c)	1,634,000	14,150,871
HTC Corp.(a)(c)	3,963,708	5,755,539
Hua Nan Financial Holdings Co. Ltd.	45,539,883	26,687,869
Innolux Corp.(c)	53,187,002	19,827,158
Inventec Corp.	14,840,281	13,311,077
Largan Precision Co. Ltd.(c)	598,000	91,603,125
Lite-On Technology Corp.	12,687,246	15,262,697
Macronix International(c)	11,015,042	11,834,491
MediaTek Inc.	8,929,338	73,115,042
Mega Financial Holding Co. Ltd.	63,782,162	53,575,770
Micro-Star International Co. Ltd.(c)	4,025,000	13,956,129
Nan Ya Plastics Corp.	30,544,160	84,924,996
Nanya Technology Corp.(c)	6,208,000	14,087,501
Nien Made Enterprise Co. Ltd.(c)	975,000	7,554,941
Novatek Microelectronics Corp.	3,456,000	16,934,006
Pegatron Corp.	11,645,414	25,099,346
Phison Electronics Corp.	906,535	7,496,659
Pou Chen Corp.	13,177,220	14,522,184
Powertech Technology Inc.	4,452,300	13,205,422
President Chain Store Corp.	3,386,000	36,930,164
Quanta Computer Inc.(c)	16,067,000	27,619,652
Realtek Semiconductor Corp.	2,773,637	13,455,052
Ruentex Development Co. Ltd.	5,707,430	6,429,337
Ruentex Industries Ltd.	3,584,598	7,352,423
Shin Kong Financial Holding Co. Ltd.	49,047,865	19,401,972
SinoPac Financial Holdings Co. Ltd.	63,998,626	23,440,812
Standard Foods Corp.(c)	2,823,615	4,780,335
Synnex Technology International Corp.	8,529,834	11,413,843
TaiMed Biologics Inc.(a)(c)	1,063,000	7,908,042
Taishin Financial Holding Co. Ltd.	58,399,566	27,474,320
Taiwan Business Bank.	22,498,632	8,130,712
Taiwan Cement Corp	25,913,025	35,729,012

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Taiwan Cooperative Financial Holding Co. Ltd.	50,777,563	$30,170,618
Taiwan High Speed Rail Corp.	10,710,000	9,031,060
Taiwan Mobile Co. Ltd.	9,481,600	33,030,480
Taiwan Semiconductor Manufacturing Co. Ltd.	146,340,000	1,219,698,519
Teco Electric and Machinery Co. Ltd.	12,035,000	8,816,132
Uni-President Enterprises Corp.	28,541,839	72,109,611
United Microelectronics Corp.(c)	71,343,000	40,299,562
Vanguard International Semiconductor Corp.	5,384,000	13,059,026
Walsin Technology Corp.(c)	1,881,000	19,260,117
Win Semiconductors Corp.(c)	2,147,000	11,638,467
Winbond Electronics Corp.(c)	17,879,000	10,041,112
Wistron Corp.(c)	16,879,940	11,953,075
WPG Holdings Ltd.	9,812,532	12,427,397
Yageo Corp.(c)	1,498,861	34,061,695
Yuanta Financial Holding Co. Ltd.	61,007,635	30,886,170
Zhen Ding Technology Holding Ltd.	2,713,075	6,942,787

		3,772,895,661
Thailand — 2.4%
Advanced Info Service PCL, NVDR	6,103,800	37,670,871
Airports of Thailand PCL, NVDR	25,252,100	51,499,471
Bangkok Bank PCL Foreign	1,414,600	8,989,820
Bangkok Dusit Medical Services PCL, NVDR	22,939,900	18,398,178
Bangkok Expressway & Metro PCL, NVDR	45,648,700	11,715,523
Banpu PCL, NVDR	12,439,000	7,714,992
Berli Jucker PCL, NVDR	7,253,800	12,854,274
BTS Group Holdings PCL, NVDR	34,853,000	9,849,992
Bumrungrad Hospital PCL, NVDR	2,140,500	11,869,867
Central Pattana PCL, NVDR	7,893,900	19,897,548
Charoen Pokphand Foods PCL, NVDR	19,494,300	15,336,946
CPALL PCL, NVDR	29,775,800	61,407,470
Delta Electronics Thailand PCL, NVDR	3,067,100	6,536,212
Electricity Generating PCL, NVDR	780,800	5,391,409
Energy Absolute PCL, NVDR(c)	7,743,400	9,167,637
Glow Energy PCL, NVDR	3,118,400	8,955,991
Home Product Center PCL, NVDR	23,663,714	10,555,766
Indorama Ventures PCL, NVDR	9,626,280	17,646,709
IRPC PCL, NVDR	60,562,600	12,860,069
Kasikornbank PCL, NVDR	3,326,000	21,441,674
Kasikornbank PCL Foreign	7,592,100	49,175,839
Krung Thai Bank PCL, NVDR	20,562,600	12,188,037
Land & Houses PCL, NVDR	18,675,900	6,447,836
Minor International PCL, NVDR	13,570,820	16,377,861
PTT Exploration & Production PCL, NVDR	8,237,439	35,864,194
PTT Global Chemical PCL, NVDR	13,384,030	33,429,406
PTT PCL, NVDR	62,687,100	100,552,177
Robinson PCL, NVDR	3,085,400	6,151,004
Siam Cement PCL (The), NVDR	2,256,600	31,163,556
Siam Commercial Bank PCL (The), NVDR	10,815,300	48,905,115
Thai Oil PCL, NVDR	6,698,800	17,243,321
Thai Union Group PCL, NVDR	11,708,600	6,260,327
TMB Bank PCL, NVDR	66,509,500	4,470,544
True Corp. PCL, NVDR(c)	60,124,901	12,307,878

		740,297,514
Turkey — 0.5%
Akbank Turk AS	12,889,132	11,210,903
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,265,327	3,993,406
Arcelik AS	1,435,836	2,877,201
Aselsan Elektronik Sanayi Ve Ticaret AS	2,002,516	7,807,764
BIM Birlesik Magazalar AS	1,263,657	13,929,852

Security	Shares	Value

Turkey (continued)
Coca-Cola Icecek AS	457,639	$1,973,675
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(c)	10,525,926	2,924,641
Enka Insaat ve Sanayi AS	1	—
Eregli Demir ve Celik Fabrikalari TAS	8,355,419	14,938,753
Ford Otomotiv Sanayi AS	428,240	4,329,445
Haci Omer Sabanci Holding AS	5,483,051	5,895,175
KOC Holding AS(c)	4,486,871	10,149,621
Petkim Petrokimya Holding AS(c)	4,735,081	3,939,793
TAV Havalimanlari Holding AS	1,025,969	5,106,412
Tofas Turk Otomobil Fabrikasi AS	752,772	2,603,115
Tupras Turkiye Petrol Rafinerileri AS	739,464	13,176,300
Turk Hava Yollari AO(a)	3,251,649	7,993,785
Turkcell Iletisim Hizmetleri AS	6,541,374	10,470,545
Turkiye Garanti Bankasi AS	13,522,423	12,149,710
Turkiye Halk Bankasi AS(c)	3,575,827	3,315,426
Turkiye Is Bankasi AS, Class C	9,233,388	5,563,248
Turkiye Sise ve Cam Fabrikalari AS	4,247,685	3,951,186
Turkiye Vakiflar Bankasi TAO, Class D	4,360,507	2,278,282
Ulker Biskuvi Sanayi AS(a)	946,204	2,118,948
Yapi ve Kredi Bankasi AS(a)(c)	4,975,917	1,262,342

		153,959,528
United Arab Emirates — 0.7%
Abu Dhabi Commercial Bank PJSC	12,945,688	25,023,314
Aldar Properties PJSC	20,472,013	10,756,703
DAMAC Properties Dubai Co. PJSC	10,142,854	5,798,836
DP World Ltd.	1,023,243	21,897,400
Dubai Investments PJSC	6,063,814	3,285,188
Dubai Islamic Bank PJSC	11,051,709	15,404,966
Emaar Development PJSC(a)	3,607,140	5,194,934
Emaar Malls PJSC	12,501,237	6,806,821
Emaar Properties PJSC	21,642,444	29,519,253
Emirates Telecommunications Group Co. PJSC	10,869,295	50,157,099
First Abu Dhabi Bank PJSC	8,689,627	35,012,586

		208,857,100

Total Common Stocks — 96.6% (Cost: $25,634,581,150)		30,082,451,908

Preferred Stocks
Brazil — 2.0%
Banco Bradesco SA, Preference Shares, NVS	19,847,746	136,714,893
Braskem SA, Class A, Preference Shares, NVS	1,032,800	14,842,380
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS(a)	1,446,937	6,356,535
Cia. Brasileira de Distribuicao, Preference Shares, NVS	942,386	18,680,290
Cia. Energetica de Minas Gerais, Preference Shares, NVS	5,263,310	9,529,937
Gerdau SA, Preference Shares, NVS	6,184,385	24,076,487
Itau Unibanco Holding SA, Preference Shares, NVS	19,135,953	196,324,539
Itausa-Investimentos Itau SA, Preference Shares, NVS	26,295,492	61,205,740
Lojas Americanas SA, Preference Shares, NVS	4,419,324	16,732,957
Petroleo Brasileiro SA, Preference Shares, NVS	23,250,227	108,686,530
Telefonica Brasil SA, Preference Shares, NVS	2,650,767	25,747,845

		618,898,133

S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	1,651,790	$6,387,481
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares	708,338	30,773,238

		37,160,719
Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	2,726,462	29,632,013
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	20,502,628	8,054,051
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	556,160	6,434,131

		44,120,195
Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	40,201,200	22,334,746
Transneft PJSC, Preference Shares	3,051	6,454,986

		28,789,732
South Korea — 0.8%
Amorepacific Corp., Preference Shares, NVS	55,731	7,234,541
Hyundai Motor Co.
Preference Shares, NVS	142,405	10,016,899
Series 2, Preference Shares, NVS(c)	226,507	17,418,137
LG Chem Ltd., Preference Shares, NVS	46,633	8,378,565
LG Household & Health Care Ltd., Preference Shares, NVS	12,777	8,597,200
Samsung Electronics Co. Ltd., Preference Shares, NVS	5,105,368	182,080,681

		233,726,023

Total Preferred Stocks — 3.1% (Cost: $739,441,060)		962,694,802

Rights

China — 0.0%
China Everbright International Ltd., NVS (Expires 09/13/18)(a)(c)	5,654,813	439,480

Total Rights — 0.0% (Cost: $0)		439,480

Security	Shares	Value

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 08/01/19)(a)	3,850,855	$1

Total Warrants — 0.0% (Cost: $0)		1

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(f)(g)(h)	1,641,918,956	1,642,411,531
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(f)(g)	97,280,989	97,280,989

		1,739,692,520

Total Short-Term Investments — 5.6% (Cost: $1,739,283,311)		1,739,692,520

Total Investments in Securities — 105.3% (Cost: $28,113,305,521)		32,785,278,711

Other Assets, Less Liabilities — (5.3)%		(1,636,266,692)

Net Assets — 100.0%		$31,149,012,019

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation	)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,193,968,858	(552,049,902)	1,641,918,956	$1,642,411,531	$23,208,394	(b)	$65,437		$20,679
BlackRock Cash Funds: Treasury, SL Agency Shares	94,337,685	2,943,304	97,280,989	97,280,989	802,018		—		—

				$1,739,692,520	$24,010,412		$65,437		$20,679

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	1,429	09/21/18	$75,373	$(1,678,370)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$1,678,370

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported separately within the Consolidated Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,878,939

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(8,761,281)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$76,039,255

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$29,781,910,522	$289,616,389	$10,924,997	$30,082,451,908
Preferred Stocks	962,694,802	—	—	962,694,802
Rights	—	439,480	—	439,480
Warrants	—	1	—	1
Money Market Funds	1,739,692,520	—	—	1,739,692,520

	$32,484,297,844	$290,055,870	$10,924,997	$32,785,278,711

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,678,370)	$—	$—	$(1,678,370)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2018

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$31,045,586,191
Affiliated(c)	508,197,875	1,739,692,520
Cash pledged:
Futures contracts	—	5,252,000
Foreign currency, at value(d)	97	40,683,116
Receivables:
Investments sold	—	212,104,506
Securities lending income — Affiliated	37,961	2,266,934
Variation margin on futures contracts	—	482,284
Capital shares sold	86,195	6
Dividends	7,330	49,892,903
Tax reclaims	—	17,725
Unrealized appreciation on:
Forward foreign currency exchange contracts	8,945,042	—

Total assets	517,274,500	33,095,978,185

LIABILITIES
Bank overdraft	—	18,420,914
Cash received:
Collateral — forward foreign currency exchange contracts	7,630,000	—
Collateral on securities loaned, at value	156,025,400	1,641,892,631
Deferred foreign capital gain tax	—	48,541,141
Payables:
Investments purchased	7,409,602	219,146,955
Investment advisory fees	—	18,028,387
Professional fees	—	138,761
Foreign taxes	—	797,377
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,881,733	—

Total liabilities	172,946,735	1,946,966,166

NET ASSETS	$344,327,765	$31,149,012,019

NET ASSETS CONSIST OF:
Paid-in capital	$340,092,717	$38,310,617,596
Undistributed net investment income	88,535	169,219,344
Accumulated net realized loss	(14,616,471)	(11,950,980,269)
Net unrealized appreciation	18,762,984	4,620,155,348

NET ASSETS	$344,327,765	$31,149,012,019

Shares outstanding	13,400,000	720,450,000

Net asset value	$25.70	$43.24

Shares authorized	250 million	2 billion

Par value	$0.001	$0.001

(a) Securities loaned, at value	$153,322,572	$1,573,256,018
(b) Investments, at cost — Unaffiliated	$—	$26,374,022,210
(c) Investments, at cost — Affiliated	$496,498,200	$1,739,283,311
(d) Foreign currency, at cost	$95	$40,840,960

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended August 31, 2018

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$1,001,312,678
Dividends — Affiliated	8,642,556	802,018
Interest — Unaffiliated	—	38,900
Securities lending income — Affiliated — net(a)	404,724	23,208,394
Foreign taxes withheld	—	(106,646,988)
Foreign withholding tax claims	—	17,290,898
Other foreign taxes	—	(1,346,583)

Total investment income	9,047,280	934,659,317

EXPENSES
Investment advisory fees	3,135,521	252,746,031
Commitment fees	—	204,272
Professional fees	—	1,823,570
Proxy fees	32	3,370
Mauritius income taxes	—	1,345,190
Interest expense	—	72,412

Total expenses	3,135,553	256,194,845

Less:
Investment advisory fees waived	(3,135,553)	—

Total expenses after fees waived	—	256,194,845

Net investment income	9,047,280	678,464,472

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	—	(921,285,712)
Investments — Affiliated	(316,181)	65,437
In-kind redemptions — Unaffiliated	—	1,434,861,224
In-kind redemptions — Affiliated	28,094,258	—
Futures contracts	—	1,878,939
Forward foreign currency exchange contracts	5,868,058	—
Foreign currency transactions	—	(7,310,813)

Net realized gain	33,646,135	508,209,075

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	—	(1,713,656,441)
Investments — Affiliated	(39,453,256)	20,679
Futures contracts	—	(8,761,281)
Forward foreign currency exchange contracts	8,608,170	—
Foreign currency translations	—	(1,809,332)

Net change in unrealized appreciation (depreciation)	(30,845,086)	(1,724,206,375)

Net realized and unrealized gain (loss)	2,801,049	(1,215,997,300)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,848,329	$(537,532,828)

(a) Net of securities lending income tax paid of	$—	$975,624
(b) Net of foreign capital gain tax of	$—	$890
(c) Net of deferred foreign capital gain tax of	$—	$38,732,699

See notes to financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Emerging Markets ETF		iShares MSCI Emerging Markets ETF (Consolidated)
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,047,280	$4,008,451	$678,464,472	$580,186,188
Net realized gain (loss)	33,646,135	(12,482,715)	508,209,075	(545,920,506)
Net change in unrealized appreciation (depreciation)	(30,845,086)	64,687,519	(1,724,206,375)	6,415,419,097

Net increase (decrease) in net assets resulting from operations	11,848,329	56,213,255	(537,532,828)	6,449,684,779

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,015,264)	(3,977,750)	(789,458,393)	(442,844,825)

Decrease in net assets resulting from distributions to shareholders	(9,015,264)	(3,977,750)	(789,458,393)	(442,844,825)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(52,262,674)	161,268,077	(3,415,886,805)	(981,418,486)

NET ASSETS
Total increase (decrease) in net assets	(49,429,609)	213,503,582	(4,742,878,026)	5,025,421,468
Beginning of year	393,757,374	180,253,792	35,891,890,045	30,866,468,577

End of year	$344,327,765	$393,757,374	$31,149,012,019	$35,891,890,045

Undistributed net investment income included in net assets at end of year	$88,535	$56,519	$169,219,344	$233,610,496

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Emerging Markets ETF
				Period From
	Year Ended	Year Ended	Year Ended	09/23/14	(a)
	08/31/18	08/31/17	08/31/16	to 08/31/15

Net asset value, beginning of period	$25.57	$21.72	$21.40	$24.44

Net investment income(b)	0.60	0.36	0.50	0.41
Net realized and unrealized gain (loss)(c)	0.12	3.83	1.08	(2.80)

Net increase (decrease) from investment operations	0.72	4.19	1.58	(2.39)

Distributions(d)
From net investment income	(0.59)	(0.34)	(0.48)	(0.65)
From net realized gain	—	—	(0.78)	—

Total distributions	(0.59)	(0.34)	(1.26)	(0.65)

Net asset value, end of period	$25.70	$25.57	$21.72	$21.40

Total Return
Based on net asset value	2.77%	19.55%	7.84%	(10.01	)%(e)

Ratios to Average Net Assets
Total expenses(f)	0.78%	0.78%	0.78%	0.78	%(g)

Total expenses after fees waived(f)	0.00%	0.00%	0.00%	0.02	%(g)

Net investment income	2.25%	1.56%	2.42%	1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$344,328	$393,757	$180,254	$211,865

Portfolio turnover rate(h)(i)	7%	4%	11%	7	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(g)	Annualized.
(h)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF (Consolidated)
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18		08/31/17	08/31/16	08/31/15	08/31/14

Net asset value, beginning of year	$44.76		$36.74	$33.79	$45.11	$38.44

Net investment income(a)	0.83	(b)	0.75	0.72	0.73	0.83
Net realized and unrealized gain (loss)(c)	(1.36)		7.86	3.00	(11.21)	6.55

Net increase (decrease) from investment operations	(0.53)		8.61	3.72	(10.48)	7.38

Distributions(d)
From net investment income	(0.99)		(0.59)	(0.77)	(0.84)	(0.71)

Total distributions	(0.99)		(0.59)	(0.77)	(0.84)	(0.71)

Net asset value, end of year	$43.24		$44.76	$36.74	$33.79	$45.11

Total Return
Based on net asset value	(1.28	)%(b)	23.80%	11.28%	(23.46)%	19.34%

Ratios to Average Net Assets
Total expenses	0.67%		0.69%	0.72%	0.69%	0.68%

Total expenses after fees waived	0.67%		0.69%	0.72%	0.69%	0.67%

Total expenses excluding professional fees for foreign withholding tax claims	0.67%		0.69%	N/A	N/A	N/A

Net investment income	1.78	%(b)	1.92%	2.15%	1.79%	1.98%

Supplemental Data
Net assets, end of year (000)	$31,149,012		$35,891,890	$30,866,469	$21,000,865	$44,336,401

Portfolio turnover rate(e)	16%		9%	23%	10%	22%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2018:

• Net investment income per share by $0.02.

• Total return by 0.07%.

• Ratio of net investment income to average net assets by 0.04%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Emerging Markets	Non-diversified
MSCI Emerging Markets	Diversified

Currently the iShares Currency Hedged MSCI Emerging Markets ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI Emerging Markets ETF (an “underlying fund”). The financial statements and schedule of investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI Emerging Markets ETF.

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI Emerging Markets ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities included in the underlying index. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

The iShares MSCI Emerging Markets ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiary and are disclosed in the consolidated statement of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.
•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”).The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Currency Hedged MSCI Emerging Markets
Goldman Sachs & Co.	$105,766,500	$105,766,500		$—	$—
Wells Fargo Securities LLC	47,556,072	47,556,072		—	—

	$153,322,572	$153,322,572		$—	$—

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Emerging Markets
Barclays Bank PLC	$4,727,814	$4,727,814		$—	$—
Barclays Capital Inc.	6,546,303	6,546,303		—	—
Citigroup Global Markets Inc.	54,656,054	54,656,054		—	—
Citigroup Global Markets Ltd.	40,733,169	40,733,169		—	—
Credit Suisse Securities (Europe) Ltd.	7,074,719	7,074,719		—	—
Credit Suisse Securities (USA) LLC	265,867,755	265,867,755		—	—
Deutsche Bank AG	2,513,180	2,513,180		—	—
Deutsche Bank Securities Inc.	702,604	702,604		—	—
Goldman Sachs & Co.	153,367,218	153,367,218		—	—
Goldman Sachs International	77,885,207	77,885,207		—	—
HSBC Bank PLC	13,009,837	13,009,837		—	—
Jefferies LLC	763,586	763,586		—	—
JPMorgan Securities LLC	448,815,011	448,815,011		—	—
JPMorgan Securities PLC	12,670,577	12,670,577		—	—
Macquarie Bank Limited	33,836,331	33,836,331		—	—
Merrill Lynch, Pierce, Fenner & Smith	105,238,319	105,238,319		—	—
Morgan Stanley & Co. International PLC	114,645,284	114,645,284		—	—
Morgan Stanley & Co. LLC	192,457,643	192,457,643		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	10,949,636	10,949,636		—	—
National Financial Services LLC	1,194,662	1,194,662		—	—
State Street Bank & Trust Company	962,318	962,318		—	—
UBS AG	8,894,392	8,894,392		—	—
UBS Ltd.	314,188	178,056		—	(136,132	)(b)
Wells Fargo Securities LLC	15,430,211	15,270,679		—	(159,532	)(b)

	$1,573,256,018	$1,572,960,354		$—	$(295,664)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: The currency-hedged fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the following Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged MSCI Emerging Markets	0.78%

For its investment advisory services to the iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Emerging Markets ETF (“EEM”), after taking into account any fee waivers by EEM.

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Notes to Financial Statements  (continued)

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”),an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Emerging Markets	$132,208
MSCI Emerging Markets	6,258,333

For the year ended August 31, 2018, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Emerging Markets ETF in the amount of $42,006, related to foreign tax on income earned from the lending of Taiwan securities. The voluntary waiver was discontinued effective January 1, 2018. Such reimbursement is included in securities lending income – affiliated – net in the consolidated statement of operations.

Officers and Trustees: Certain officers and/or trustees of the Company are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Emerging Markets	$148,451,284	$122,946,556

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Emerging Markets	$41,598,808	$27,465,996
MSCI Emerging Markets	5,999,289,116	6,737,855,275

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Emerging Markets	$72,919,539	$125,389,491
MSCI Emerging Markets	1,714,454,825	4,444,025,330

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to the characterization of corporate actions, the characterization of expenses, passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Currency Hedged MSCI Emerging Markets	$24,006,223	$—	$(24,006,223)
MSCI Emerging Markets	136,987,176	46,602,769	(183,589,945)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
Currency Hedged MSCI Emerging Markets
Ordinary income	$9,015,264	$3,977,750

MSCI Emerging Markets
Ordinary income	$789,458,393	$442,844,825

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)	(a)	Total
Currency Hedged MSCI Emerging Markets	$88,535	$(5,739,018)	$9,885,531		$4,235,048
MSCI Emerging Markets	261,294,482	(10,885,156,021)	3,462,255,962		(7,161,605,577)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

As of August 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non-Expiring(a)	Expiring 2019	Total
Currency Hedged MSCI Emerging Markets	$5,739,018	$—	$5,739,018
MSCI Emerging Markets	10,011,988,372	873,167,649	10,885,156,021

(a)	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2018, the iShares Currency Hedged MSCI Emerging Markets ETF utilized $14,546,006 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements  (continued)

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Emerging Markets	$498,592,781	$13,861,845	$(3,976,314)	$9,885,531
MSCI Emerging Markets	29,272,883,277	8,345,392,961	(4,832,997,527)	3,512,395,434

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	LINE OF CREDIT

The iShares MSCI Emerging Markets ETF, along with certain other iShares funds, is party to a $275 million credit agreement with State Street Bank and Trust Company, which expires on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2018, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Emerging Markets	$94,000,000	$2,484,932	2.87%

At a meeting held on September 12-13, 2018, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $300 million and (ii) extending the expiration date to October 23, 2019. These changes to the credit agreement are expected to be effective on or around October 25, 2018.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Emerging Markets
Shares sold	2,800,000	$73,618,617	9,300,000	$209,783,628
Shares redeemed	(4,800,000)	(125,881,291)	(2,200,000)	(48,515,551)

Net increase (decrease)	(2,000,000)	$(52,262,674)	7,100,000	$161,268,077

MSCI Emerging Markets
Shares sold	110,250,000	$5,376,896,402	65,700,000	$2,729,984,147
Shares redeemed	(191,700,000)	(8,792,783,207)	(103,950,000)	(3,711,402,633)

Net decrease	(81,450,000)	$(3,415,886,805)	(38,250,000)	$(981,418,486)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Emerging Markets ETF has filed claims to recover taxes withheld by Poland on dividend income on the basis that Poland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. The Fund continues to evaluate developments in Poland for potential impacts to the receivables and payables recorded. Polish withholding tax claims received are disclosed in the statement of operations. Professional fees associated with the filing of tax claims in Poland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

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Notes to Financial Statements  (continued)

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Currency Hedged MSCI Emerging Markets ETF and

iShares MSCI Emerging Markets ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI Emerging Markets ETF and iShares MSCI Emerging Markets ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Emerging Markets	$6,688,211
MSCI Emerging Markets	627,166,737

For the fiscal year ended August 31, 2018, the iShares Currency Hedged MSCI Emerging Markets ETF intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Emerging Markets	$9,224,672	$1,587,573

For the fiscal year ended August 31, 2018, the iShares MSCI Emerging Markets ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Emerging Markets	$1,041,998,649	$92,995,259

I M P O R T A N T T A X I N F O R M A T I O N	43

Board Review and Approval of Investment Advisory Contract

I. iShares Currency Hedged MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c)Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Board Review and Approval of Investment Advisory Contract  (continued)

2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Emerging Markets	$0.527108	$—	$0.066963	$0.594071	89%	—%	11%	100%
MSCI Emerging Markets	0.870276	—	0.116139	0.986415	88	—	12	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Emerging Markets ETF

Period Covered: September 25, 2014 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.11%
Greater than 1.0% and Less than 1.5%	3	0.32
Greater than 0.5% and Less than 1.0%	18	1.90
Greater than 0.0% and Less than 0.5%	540	56.95
At NAV	25	2.64
Less than 0.0% and Greater than –0.5%	349	36.81
Less than –0.5% and Greater than –1.0%	12	1.27

	948	100.00%

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

iShares MSCI Emerging Markets ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	53	3.83
Greater than 0.5% and Less than 1.0%	216	15.61
Greater than 0.0% and Less than 0.5%	463	33.46
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	332	23.99
Less than –0.5% and Greater than –1.0%	179	12.93
Less than –1.0% and Greater than –1.5%	69	4.99
Less than –1.5% and Greater than –2.0%	23	1.66
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,384	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Emerging Markets ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

S U P P L E M E N T A L I N F O R M A T I O N	49

Supplemental Information  (unaudited) (continued)

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2017 was USD 3.72 million. This figure is comprised of fixed remuneration of USD 1.48 million and variable remuneration of USD 2.24 million. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 520.77 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 97.02 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	51

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

G E N E R A L I N F O R M A T I O N	53

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

Counterparty Abbreviations

MS	Morgan Stanley & Co. International PLC

Currency Abbreviations

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

EUR	Euro

HKD	Hong Kong Dollar

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

RUB	New Russian Ruble

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

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        For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares MSCI Frontier 100 ETF | FM | NYSE Arca

▶	iShares MSCI World ETF | URTH | NYSE Arca

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI Frontier 100 ETF

Investment Objective

The iShares MSCI Frontier 100 ETF (the “Fund”) seeks to track the investment results of an index composed of frontier market equities, as represented by the MSCI Frontier Markets 100 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns
	1 Year		5 Years	Since Inception	1 Year		5 Years	Since Inception
Fund NAV	(3.79	)%(a)	3.21%	5.95%	(3.79	)%(a)	17.13%	41.19%
Fund Market	(4.69)		2.55	5.66	(4.69)		13.41	38.93
Index	(4.50)		4.72	7.28	(4.50)		25.93	52.12

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/12. The first day of secondary market trading was 9/13/12.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$840.20	$3.71		$1,000.00	$1,021.20	$4.08		0.80%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Frontier 100 ETF

Portfolio Management Commentary

Facing a sharp drop in the value of its currency, Argentina was the leading detractor from the Index’s performance for the reporting period, accounting for a large majority of the negative return. The combination of high fiscal deficits, a significant trade deficit, and surging inflation caused the Argentine peso to lose more than half of its value relative to the U.S. dollar. This prompted investor concern about the government’s ability to service its foreign currency-denominated debt and prompted the government to take out a loan from the International Monetary Fund (“IMF”). In an attempt to support the Argentine peso, interest rates were raised dramatically, endangering the country’s fragile economy. The crisis increased volatility in Argentine financial markets and substantially reduced the value of assets affected by the value of the Argentine peso.

Stocks from several other countries, including Nigeria, Bangladesh, and Mauritius, also detracted from the Index’s return, as frontier markets struggled from the effect of a stronger U.S. dollar and increasing U.S. interest rates. When interest rates rise in the U.S., investors attracted by the higher rates tend to move capital out of frontier markets. Financing U.S. dollar-denominated debt and paying for imported inputs priced in U.S. dollars also becomes costlier for companies in those countries, which can reduce profitability.

On the upside, Vietnamese companies were notable contributors to the Index’s return. The combination of strong economic growth, continued privatization of the economy, and political stability caused Vietnamese markets to surge, before retreating somewhat in the wake of trade tensions between the U.S. and China. Kuwait was also a contributor, as higher oil prices and the anticipated inclusion in emerging-market benchmarks benefited stocks in the petroleum-rich country.

From a sector perspective, financials were the largest detractors from the Index’s return, followed by utilities. Both sectors had relatively large weights in securities with exposure to Argentina, which were adversely affected by the depreciation of the Argentine peso. In contrast, the real estate sector was the chief contributor to the Index’s performance. A rapid increase in Vietnamese property prices, driven by strong economic growth and an influx of international buyers, supported the sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	42.5%
Telecommunication Services	11.8
Consumer Staples	10.9
Real Estate	10.9
Energy	5.9
Materials	4.6
Industrials	3.6
Utilities	3.5
Health Care	2.5
Consumer Discretionary	2.1
Information Technology	1.7

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
Kuwait	21.6%
Vietnam	19.4
Argentina	15.5
Morocco	7.3
Kenya	7.1
Bangladesh	6.2
Nigeria	6.0
Romania	5.8
Bahrain	4.5
Oman	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI World ETF

Investment Objective

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	13.46%	10.43%	11.70%	13.46%	64.22%	108.54%
Fund Market	13.23	9.89	11.67	13.23	60.24	108.15
Index	13.10	10.23	11.51	13.10	62.76	106.16

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(03/01/18)	(08/31/18)	the Period	(a)	(03/01/18)	(08/31/18)	the Period	(a)	Ratio
$1,000.00	$1,040.80	$1.23		$1,000.00	$1,024.00	$1.22		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI World ETF

Portfolio Management Commentary

The U.S., which made up approximately 60% of the Index on average during the reporting period, contributed a large majority of the Index’s return. Key to the performance of U.S. stocks was the growing economy, which expanded at its highest quarterly rate since 2014. Unemployment continued to fall, reaching an 18-year low, as the number of workers with a full-time job hit an all-time high, putting more money in the hands of consumers. The resulting strong consumer spending, along with record exports and increased industrial production, helped U.S. businesses generate healthy earnings. Tax reform legislation also benefited companies, with a lower corporate tax rate serving to boost earnings for many stocks.

Japan contributed moderately to the Index’s return, as healthy earnings and pro-business government policies supported Japanese stocks, despite concerns over a possible trade war. Companies in the U.K. were another source of strength, with large energy producers advancing due to increasing oil prices. Labor law reform in France, which contributed modestly to the Index’s return, was welcomed by investors. In contrast, Spain detracted slightly from the Index’s performance on concerns over political uncertainty.

From a sector perspective, information technology was the top contributor to the Index’s return. An improving economic environment and increasing automation led to an increase in worldwide IT budgets. This heightened spending on information technology products boosted the sector’s revenues and profits. The software and services industry within the sector benefited from increased adoption of cloud-based computing and the move to platform-based subscription models.

The consumer discretionary sector was also a solid contributor to the Index’s return, driven by increased consumer spending in the U.S., the European Union, and Japan. Healthcare stocks also contributed to the Index’s performance, with the healthcare equipment and services industry benefiting from a growing population of elderly and increased global healthcare spending. On the downside, the telecommunication services sector detracted slightly from the Index’s return as competitive pressures kept margins low.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	19.3%
Financials	16.5
Health Care	12.8
Consumer Discretionary	12.7
Industrials	11.3
Consumer Staples	8.0
Energy	6.4
Materials	4.6
Utilities	2.9
Real Estate	2.9
Telecommunication Services	2.6

TEN LARGEST COUNTRIES

Country	Percent of Total Investments	(a)
United States	62.0%
Japan	8.4
United Kingdom	5.9
France	3.7
Canada	3.4
Germany	3.3
Switzerland	2.9
Australia	2.4
Netherlands	1.3
Hong Kong	1.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Frontier 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 15.5%
Adecoagro SA(a)(b)	406,435	$3,255,544
Arcos Dorados Holdings Inc., Class A(b)	511,049	3,449,581
Banco Macro SA, ADR	189,347	8,263,103
BBVA Banco Frances SA, ADR	293,495	2,500,577
Central Puerto SA, ADR	311,356	2,914,292
Corp. America Airports SA(a)(b)	131,214	1,194,047
Cresud SACIF y A, ADR	134,221	1,951,573
Despegar.com Corp.(a)	85,179	1,436,118
Empresa Distribuidora y Comercializadora Norte SA, ADR(a)	89,253	2,231,325
Globant SA(a)(b)	132,805	8,616,389
Grupo Financiero Galicia SA, ADR	423,666	9,532,485
Grupo Supervielle SA, ADR	243,951	1,668,625
IRSA Inversiones y Representaciones SA, ADR	95,710	1,568,687
Loma Negra Cia Industrial Argentina SA, ADR(a)	252,054	1,903,008
Pampa Energia SA, ADR(a)	270,745	8,241,478
Telecom Argentina SA, ADR	451,283	7,459,708
Transportadora de Gas del Sur SA, Class B, ADR	318,849	4,141,849
YPF SA, ADR	725,554	10,977,632

		81,306,021
Bahrain — 4.5%
Ahli United Bank BSC	23,648,377	15,937,459
Aluminium Bahrain BSC	791,582	1,321,401
GFH Financial Group BSC	14,889,925	5,431,986
Ithmaar Holding BSC(a)	7,353,736	743,391

		23,434,237
Bangladesh — 6.2%
Acme Laboratores Ltd. (The)	813,368	881,545
Bangladesh Export Import Co. Ltd.	3,877,922	1,216,041
Beximco Pharmaceuticals Ltd.	2,019,020	2,140,108
BRAC Bank Ltd.(a)	3,494,380	3,208,147
City Bank Ltd. (The)	3,418,356	1,446,902
Eastern Bank Ltd.	2,505,284	1,105,228
GrameenPhone Ltd.	596,745	2,750,705
International Finance Investment & Commerce Bank Ltd.(a)	4,938,819	736,082
Islami Bank Bangladesh Ltd.	4,796,046	1,503,947
LafargeHolcim Bangladesh Ltd.	2,532,204	1,606,215
National Bank Ltd.(a)	11,005,038	1,338,397
Olympic Industries Ltd.	860,065	2,068,381
Pubali Bank Ltd.	2,510,791	754,405
Renata Ltd.	66,388	963,722
Square Pharmaceuticals Ltd.	2,807,172	9,284,720
Summit Power Ltd.	2,722,115	1,295,009

		32,299,554
Croatia — 0.4%
Valamar Riviera DD	299,827	1,852,622

Jordan — 1.8%
Al-Eqbal Investment Co. PLC(a)	84,514	1,596,177
Arab Bank PLC	450,450	4,114,047
Bank of Jordan	311,983	1,006,964
Jordan Islamic Bank	255,787	1,168,076
Jordan Petroleum Refinery Co.	395,682	1,360,767

		9,246,031
Kazakhstan — 0.9%
Halyk Savings Bank of Kazakhstan JSC, GDR(c)	344,318	3,753,066

Security	Shares	Value

Kazakhstan (continued)
KCell JSC, GDR(c)	230,575	$1,069,868

		4,822,934
Kenya — 7.1%
Co-operative Bank of Kenya Ltd. (The)	12,313,160	2,014,548
East African Breweries Ltd.	2,166,742	4,275,475
Equity Group Holdings Ltd./Kenya	15,261,600	6,734,172
KCB Group Ltd.	13,225,636	5,901,374
Safaricom PLC	64,934,667	18,189,433

		37,115,002
Kuwait — 21.5%
Agility Public Warehousing Co. KSC	3,471,765	9,645,703
Alimtiaz Investment Group KSC	3,039,953	1,265,392
Boubyan Bank KSCP	2,952,856	5,131,160
Burgan Bank SAK	2,775,544	2,329,000
Gulf Bank KSCP	5,632,511	4,689,107
Humansoft Holding Co. KSC	361,371	4,178,390
Kuwait Finance House KSCP	12,769,300	24,762,402
Kuwait International Bank KSCP	2,082,282	1,712,878
Kuwait Projects Co. Holding KSCP	1,905,163	1,422,421
Mabanee Co. SAK	2,047,355	4,524,878
Mezzan Holding Co. KSCC	507,426	1,195,226
Mobile Telecommunications Co. KSC	8,900,040	14,024,840
National Bank of Kuwait SAKP	12,517,420	33,206,106
National Industries Group Holding SAK	3,907,027	2,116,790
National Real Estate Co. KPSC(a)	2,749,989	990,250
Warba Bank KSCP(a)	2,033,224	1,578,486

		112,773,029
Mauritius — 0.8%
Greenbay Properties Ltd.	40,993,660	3,973,108

Morocco — 7.3%
Attijariwafa Bank	218,653	10,742,738
Banque Centrale Populaire	126,700	3,603,213
Ciments du Maroc	15,841	2,519,781
Cosumar	154,300	2,849,008
Douja Promotion Groupe Addoha SA	607,337	1,093,035
Maroc Telecom	962,077	14,466,326
Societe d’Exploitation des Ports	117,545	2,151,651
TOTAL Maroc SA	7,281	997,461

		38,423,213
Netherlands — 0.1%
Digi Communications NV(d)	68,031	495,597

Nigeria — 6.0%
Access Bank PLC	77,105,497	2,023,766
Afriland Properties PLC(a)	8,020	44
Dangote Cement PLC	8,470,033	5,335,454
FBN Holdings PLC	96,700,398	2,351,053
Guaranty Trust Bank PLC	78,980,452	7,855,495
Lafarge Africa PLC	14,092,744	914,987
Nestle Nigeria PLC	1,503,081	6,229,096
United Bank for Africa PLC	90,579,057	2,002,024
Wapic Insurance PLC(a)	73,817	73
Zenith Bank PLC	84,046,538	4,876,301

		31,588,293
Oman — 1.9%
Bank Muscat SAOG	4,714,938	4,630,415
Bank Nizwa SAOG(a)	3,981,713	899,997
Bank Sohar SAOG	2,297,914	770,150

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Frontier 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oman (continued)
Oman Telecommunications Co. SAOG	1,043,439	$2,092,842
Ooredoo QSC	951,961	1,305,886

		9,699,290
Romania — 5.8%
Banca Transilvania SA	19,744,571	11,655,737
BRD-Groupe Societe Generale SA	1,168,177	4,172,847
OMV Petrom SA	62,200,236	5,124,955
Societatea Energetica Electrica SA	883,824	2,277,914
Societatea Nationala de Gaze Naturale ROMGAZ SA	622,708	5,083,841
Transgaz SA Medias	25,880	2,304,649

		30,619,943
Slovenia — 0.4%
Zavarovalnica Triglav DD	59,853	2,040,421

Sri Lanka — 0.3%
Sampath Bank PLC(a)	997,651	1,729,806

Vietnam — 19.4%
Bank for Foreign Trade of Vietnam JSC	1,592,355	4,270,605
FLC Faros Construction JSC(a)	775,102	1,370,331
Hoa Phat Group JSC(a)	5,655,000	9,694,355
Hoang Huy Investment Financial Services JSC	994,500	1,156,495
Kinh Bac City Development Share Holding Corp.(a)	1,328,590	689,836
Masan Group Corp.(a)	2,517,690	10,263,498
No Va Land Investment Group Corp.(a)	1,490,479	4,157,275
PetroVietnam Fertilizer &Chemicals JSC	996,890	750,747
PetroVietnam Gas JSC	316,000	1,396,670
PetroVietnam Technical Services Corp.	968,200	889,095
Saigon Beer Alcohol Beverage Corp.	351,480	3,408,620
Saigon Securities Inc.	1,658,260	2,248,585
Saigon Thuong Tin Commercial JSB(a)	3,111,069	1,515,218
Thanh Thanh Cong - Bien Hoa JSC(a)	941,490	767,607
Vietnam Dairy Products JSC	3,154,540	21,211,655
Vincom Retail JSC(a)	4,155,720	7,017,146
Vingroup JSC(a)	4,321,248	19,173,406
Vinhomes JSC(a)(d)	2,610,620	11,650,553

		101,631,697

Total Common Stocks — 99.9% (Cost: $482,520,146)		523,050,798

Security	Shares	Value

Rights

Morocco — 0.0%
Cosumar (Expires 12/18/28)(a)(e)	1	$9

Total Rights — 0.0% (Cost: $0)		9

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(f)(g)(h)	2,634,883	2,635,674

Total Short-Term Investments — 0.5% (Cost: $2,635,361)		2,635,674

Total Investments in Securities — 100.4% (Cost: $485,155,507)		525,686,481

Other Assets, Less Liabilities — (0.4)%		(2,241,006)

Net Assets — 100.0%		$523,445,475

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,575,839	(1,940,956)	2,634,883	$2,635,674	$18,654	(b)	$46		$(350)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,859,935	(3,859,935)	—	—	44,827		—		—

				$2,635,674	$63,481		$46		$(350)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

12	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Frontier 100 ETF

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts outstanding as of August 31, 2018 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 415,418	EUR 350,000	SSBL	09/13/18	$7,963

EUR 350,000	USD 415,420	BOA	09/13/18	(7,965)

Net unrealized depreciation				$(2)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$7,963

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$7,965

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign Currency Exchange Contracts
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(2)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$83,084
Average amounts sold — in USD	$83,084

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$7,963	$7,965

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,963	$7,965
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$7,963	$7,965

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Frontier 100 ETF

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets	(b)

State Street Bank London	$7,963	$—		$7,963

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities	(c)

Bank of America N.A.	$7,965	$—		$7,965

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$523,050,754	$44	$—	$523,050,798
Rights	—	—	9	9
Money Market Funds	2,635,674	—	—	2,635,674

	$525,686,428	$44	$9	$525,686,481

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$7,963	$—	$7,963
Liabilities
Forward Foreign Currency Exchange Contracts	—	(7,965)	—	(7,965)

	$—	$(2)	$—	$(2)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

14	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.4%
AGL Energy Ltd.	11,956	$179,676
Amcor Ltd./Australia	19,276	199,348
AMP Ltd.	41,480	100,195
APA Group	20,406	147,576
Aristocrat Leisure Ltd.	10,004	228,550
ASX Ltd.	3,663	179,184
Aurizon Holdings Ltd.	32,513	98,756
Australia & New Zealand Banking Group Ltd.	36,173	771,729
Bendigo & Adelaide Bank Ltd.	10,187	85,386
BHP Billiton Ltd.	42,578	1,022,616
BlueScope Steel Ltd.	9,411	117,813
Brambles Ltd.	22,753	180,511
Cochlear Ltd.	1,647	257,054
Commonwealth Bank of Australia	22,108	1,139,021
Computershare Ltd.	8,723	121,249
Crown Resorts Ltd.	7,015	72,040
CSL Ltd.	6,588	1,083,006
Dexus	19,655	152,379
Fortescue Metals Group Ltd.	22,696	63,029
Goodman Group	32,696	253,010
GPT Group (The)	40,504	151,442
Incitec Pivot Ltd.	37,271	105,661
Insurance Australia Group Ltd.	36,539	204,001
James Hardie Industries PLC	9,036	138,343
LendLease Group	12,871	190,727
Macquarie Group Ltd.	4,341	406,240
Medibank Pvt Ltd.	45,630	100,319
Mirvac Group	91,805	161,336
National Australia Bank Ltd.	33,367	684,597
Newcrest Mining Ltd.	12,688	177,922
Oil Search Ltd.	21,494	139,278
Orica Ltd.	7,015	89,238
Origin Energy Ltd.(a)	32,635	187,633
QBE Insurance Group Ltd.	19,459	154,941
Ramsay Health Care Ltd.	2,501	100,746
Rio Tinto Ltd.	4,209	221,417
Santos Ltd.	26,243	128,677
Scentre Group	73,404	218,183
Sonic Healthcare Ltd.	8,296	157,131
South32 Ltd.	82,598	207,877
Stockland	45,695	136,483
Suncorp Group Ltd.	16,426	184,010
Sydney Airport	17,814	92,887
Tabcorp Holdings Ltd.	24,107	83,684
Telstra Corp. Ltd.	52,544	117,800
Transurban Group	35,493	309,563
Treasury Wine Estates Ltd.	7,747	109,083
Vicinity Centres	60,756	121,710
Wesfarmers Ltd.	14,152	526,577
Westpac Banking Corp.	42,155	870,085
Woodside Petroleum Ltd.	10,921	291,202
Woolworths Group Ltd.	16,897	345,824

		13,566,745
Austria — 0.1%
ANDRITZ AG	1,769	104,970
Erste Group Bank AG	5,002	199,445
OMV AG	3,721	197,550

Security	Shares	Value

Austria (continued)
Raiffeisen Bank International AG	2,417	$68,898

		570,863
Belgium — 0.4%
Ageas	3,782	196,168
Anheuser-Busch InBev SA/NV	9,638	904,394
Colruyt SA	1,952	116,283
Groupe Bruxelles Lambert SA	1,037	109,072
KBC Group NV	3,675	261,683
Proximus SADP	3,111	71,832
Solvay SA	1,044	139,264
UCB SA	2,135	195,645
Umicore SA	4,514	252,308

		2,246,649
Canada — 3.4%
Agnico Eagle Mines Ltd.	4,087	140,982
Alimentation Couche-Tard Inc., Class B	5,856	280,596
Bank of Montreal	8,730	716,169
Bank of Nova Scotia (The)	15,931	922,787
Barrick Gold Corp.	14,367	147,091
Bausch Health Companies Inc.(a)	5,063	117,028
BCE Inc.	854	34,862
BlackBerry Ltd.(a)	9,089	96,818
Bombardier Inc., Class B(a)	30,605	101,160
Brookfield Asset Management Inc., Class A	11,468	490,399
Cameco Corp.	7,991	83,100
Canadian Imperial Bank of Commerce	5,925	555,717
Canadian National Railway Co.	10,614	944,715
Canadian Natural Resources Ltd.	15,632	534,194
Canadian Pacific Railway Ltd.	2,074	436,591
Canadian Tire Corp. Ltd., Class A, NVS	1,342	168,034
Canadian Utilities Ltd., Class A, NVS	2,928	71,294
Cenovus Energy Inc.	15,189	140,946
CGI Group Inc., Class A(a)	3,660	240,520
CI Financial Corp.	4,514	72,698
Constellation Software Inc./Canada	366	279,307
Dollarama Inc.	3,914	148,131
Enbridge Inc.	24,019	819,882
Encana Corp.	14,457	191,585
Fairfax Financial Holdings Ltd.	366	201,100
Finning International Inc.	4,331	100,739
First Quantum Minerals Ltd.	9,428	118,361
Fortis Inc./Canada	5,795	189,856
Franco-Nevada Corp.	2,806	179,513
George Weston Ltd.	1,525	118,870
Gildan Activewear Inc.	3,721	109,751
Goldcorp Inc.	12,017	129,943
Great-West Lifeco Inc.	3,660	89,370
Husky Energy Inc.	6,060	100,291
IGM Financial Inc.	1,769	49,396
Imperial Oil Ltd.	4,636	144,596
Intact Financial Corp.	1,952	154,938
Inter Pipeline Ltd.	9,288	170,809
Loblaw Companies Ltd.	3,416	176,832
Magna International Inc.	5,307	287,582
Manulife Financial Corp.	25,620	469,194
Metro Inc.	5,490	172,032
National Bank of Canada	5,124	256,642
Nutrien Ltd.	8,872	499,001
Onex Corp.	2,257	162,046

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Open Text Corp.	4,514	$177,174
Pembina Pipeline Corp.	7,442	254,031
Power Corp. of Canada	5,002	112,204
Power Financial Corp.	3,538	82,566
PrairieSky Royalty Ltd.	4,941	90,942
Restaurant Brands International Inc.	3,599	206,592
RioCan REIT	4,880	94,535
Rogers Communications Inc., Class B, NVS	5,612	291,026
Royal Bank of Canada	18,422	1,464,492
Saputo Inc.	5,124	157,027
Shaw Communications Inc., Class B, NVS	6,289	126,942
Shopify Inc., Class A(a)	1,206	175,598
SNC-Lavalin Group Inc.	2,867	115,498
Sun Life Financial Inc.	7,625	303,316
Suncor Energy Inc.	22,031	907,631
Teck Resources Ltd., Class B	7,087	159,844
TELUS Corp.	2,411	89,473
Thomson Reuters Corp.	4,026	179,201
Toronto-Dominion Bank (The)	24,161	1,457,313
TransCanada Corp.	11,712	499,216
Vermilion Energy Inc.	2,684	85,299
Waste Connections Inc.(b)	4,484	355,985
Wheaton Precious Metals Corp.	7,137	122,385

		19,123,758
Denmark — 0.6%
AP Moller - Maersk A/S, Class A(b)	183	264,036
Carlsberg A/S, Class B	1,870	228,803
Coloplast A/S, Class B	2,318	248,672
Danske Bank A/S	9,924	292,643
DSV A/S	4,584	430,528
Genmab A/S(a)	943	163,505
Novo Nordisk A/S, Class B	25,254	1,240,511
Novozymes A/S, Class B	4,209	231,220
Pandora A/S	1,775	106,291
Vestas Wind Systems A/S	3,310	231,167
William Demant Holding A/S(a)	4,026	164,116

		3,601,492
Finland — 0.4%
Elisa OYJ	3,294	141,230
Fortum OYJ	3,843	97,475
Kone OYJ, Class B	4,880	264,078
Metso OYJ	3,320	116,850
Neste OYJ	1,686	146,732
Nokia OYJ	78,590	438,727
Sampo OYJ, Class A	5,124	262,735
Stora Enso OYJ, Class R	9,882	184,366
UPM-Kymmene OYJ	8,113	313,391
Wartsila OYJ Abp	9,516	201,397

		2,166,981
France — 3.7%
Accor SA, NVS	3,172	159,066
Air Liquide SA	5,525	697,474
Airbus SE	7,930	980,413
Alstom SA, NVS	3,782	167,213
Atos SE	2,013	241,707
AXA SA, NVS	25,084	634,633
BNP Paribas SA	14,890	876,274
Bollore SA, NVS	28,975	139,030
Bouygues SA, NVS	3,670	162,390

Security	Shares	Value

France (continued)
Bureau Veritas SA, NVS	5,003	$128,877
Capgemini SE	2,318	298,692
Carrefour SA, NVS	9,150	163,629
Cie. de Saint-Gobain, NVS	6,840	294,976
Cie. Generale des Etablissements Michelin SCA, Class B, NVS	2,623	311,137
Credit Agricole SA	15,128	207,556
Danone SA, NVS	7,686	606,491
Dassault Systemes SE, NVS	2,318	376,500
Edenred, NVS	4,209	160,774
Electricite de France SA, NVS	6,511	106,891
Engie SA	22,265	327,184
Essilor International Cie Generale d’Optique SA, NVS	2,867	414,634
Eutelsat Communications SA	3,965	94,111
Getlink, NVS	11,529	145,542
Hermes International, NVS	497	323,941
Iliad SA, NVS	610	78,993
Ingenico Group SA, NVS	854	60,154
Ipsen SA, NVS	658	117,249
Kering SA, NVS	1,220	664,312
Klepierre SA	4,172	149,992
Legrand SA	4,209	317,826
L’Oreal SA	3,355	806,862
LVMH Moet Hennessy Louis Vuitton SE, NVS	3,721	1,306,824
Orange SA, NVS	25,498	413,853
Pernod Ricard SA, NVS	3,050	482,620
Peugeot SA, NVS	7,259	200,166
Publicis Groupe SA, NVS	3,116	200,488
Renault SA, NVS	2,637	227,657
Safran SA	4,392	573,863
Sanofi, NVS	15,433	1,323,199
Schneider Electric SE, NVS	7,278	594,789
SCOR SE	2,684	109,018
SES SA	5,734	115,284
Societe BIC SA, NVS	610	56,601
Societe Generale SA, NVS	10,370	425,188
Sodexo SA, NVS	1,525	159,194
STMicroelectronics NV	11,157	229,832
Suez	6,710	97,237
Thales SA, NVS	1,952	275,604
TOTAL SA, NVS	33,001	2,068,428
Ubisoft Entertainment SA, NVS(a)	1,077	116,111
Unibail-Rodamco-Westfield(a)	510	107,403
Unibail-Rodamco-Westfield	1,299	273,561
Valeo SA, NVS	3,843	174,874
Veolia Environnement SA, NVS	6,893	145,643
Vinci SA	6,832	656,272
Vivendi SA, NVS	14,884	387,047

		20,935,279
Germany — 3.1%
1&1 Drillisch AG	893	45,301
adidas AG	2,562	640,592
Allianz SE, Registered	5,795	1,238,189
BASF SE	11,956	1,108,552
Bayer AG, Registered	12,001	1,122,359
Bayerische Motoren Werke AG	4,212	408,764
Beiersdorf AG	2,650	309,252
Brenntag AG	3,294	199,064
Commerzbank AG(a)	19,094	180,948
Continental AG	1,482	272,527

16	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Covestro AG(c)	2,869	$244,948
Daimler AG, Registered	11,913	772,045
Deutsche Bank AG, Registered(b)	27,049	305,337
Deutsche Boerse AG	2,909	402,770
Deutsche Lufthansa AG, Registered	4,379	114,586
Deutsche Post AG, Registered	13,969	510,504
Deutsche Telekom AG, Registered	41,420	670,353
E.ON SE	32,419	346,265
Fresenius Medical Care AG & Co. KGaA	3,355	340,623
Fresenius SE &Co. KGaA	5,734	438,852
GEA Group AG	3,172	120,794
Hannover Rueck SE	1,220	167,923
HeidelbergCement AG	2,440	194,694
Henkel AG & Co. KGaA	1,769	197,899
Infineon Technologies AG	18,666	476,056
LANXESS AG	2,257	177,729
Linde AG	2,684	612,700
MAN SE	1,403	152,873
Merck KGaA	2,257	237,602
MTU Aero Engines AG	825	181,323
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	2,013	435,167
OSRAM Licht AG	2,136	96,129
Puma SE	162	88,966
QIAGEN NV(a)	5,170	200,610
RWE AG	9,211	234,166
SAP SE	13,115	1,581,168
Siemens AG, Registered	10,126	1,319,303
thyssenkrupp AG	6,771	156,852
TUI AG	8,174	151,076
United Internet AG, Registered	1,431	75,456
Vonovia SE	11,712	602,173
Wirecard AG	1,634	363,692
Zalando SE(a)(c)	2,379	125,444

		17,621,626
Hong Kong — 1.2%
AIA Group Ltd.	170,800	1,473,220
Bank of East Asia Ltd. (The)(b)	48,800	180,616
BOC Hong Kong Holdings Ltd.	91,500	446,489
CK Asset Holdings Ltd.	62,000	441,960
CK Hutchison Holdings Ltd.	30,500	351,479
CLP Holdings Ltd.	30,500	358,474
Galaxy Entertainment Group Ltd.	62,000	458,943
Hang Seng Bank Ltd.	18,300	496,151
Hong Kong & China Gas Co. Ltd.	241,446	497,110
Hong Kong Exchanges &Clearing Ltd.	16,000	455,401
Jardine Matheson Holdings Ltd.	6,200	391,344
Link REIT	30,500	303,877
Melco Resorts & Entertainment Ltd., ADR	6,051	144,498
Minth Group Ltd.(b)	8,000	32,769
MTR Corp. Ltd.	61,000	314,369
New World Development Co. Ltd.	183,333	244,790
Sands China Ltd.	48,800	238,128
Sun Hung Kai Properties Ltd.	8,000	118,743
WH Group Ltd.(c)	92,500	69,768
Wynn Macau Ltd.	33,600	93,537

		7,111,666
Ireland — 0.2%
AIB Group PLC	13,279	74,840

Security	Shares	Value

Ireland (continued)
Bank of Ireland Group PLC	15,570	$127,535
CRH PLC	11,163	371,591
Kerry Group PLC, Class A	2,684	306,818
Paddy Power Betfair PLC	1,232	112,524
Smurfit Kappa Group PLC	3,294	134,830

		1,128,138
Israel — 0.2%
Bank Hapoalim BM	32,635	244,985
Check Point Software Technologies Ltd.(a)	2,013	233,891
Nice Ltd.(a)	1,708	197,022
Teva Pharmaceutical Industries Ltd., ADR, NVS	13,664	313,042

		988,940
Italy — 0.8%
Assicurazioni Generali SpA	15,982	266,746
Atlantia SpA	8,556	178,690
CNH Industrial NV	18,020	215,953
Enel SpA	107,319	531,928
Eni SpA	33,367	620,383
Ferrari NV	2,372	311,032
Fiat Chrysler Automobiles NV(a)	15,128	256,277
Intesa Sanpaolo SpA	201,361	498,438
Leonardo SpA(b)	3,996	44,866
Luxottica Group SpA	2,867	190,538
Mediobanca Banca di Credito Finanziario SpA	12,435	115,976
Snam SpA	49,084	201,938
Telecom Italia SpA/Milano(a)	234,915	150,055
Tenaris SA	7,991	134,349
Terna Rete Elettrica Nazionale SpA	44,957	236,744
UniCredit SpA	27,354	395,729

		4,349,642
Japan — 8.3%
Aeon Co. Ltd.	12,200	264,773
Aisin Seiki Co. Ltd.	6,100	282,761
Ajinomoto Co. Inc.	12,200	207,505
Alps Electric Co. Ltd.	800	24,097
ANA Holdings Inc.	6,100	211,741
Asahi Group Holdings Ltd.	10,000	452,631
Asahi Kasei Corp.	28,200	414,538
Astellas Pharma Inc.	36,600	621,195
Bridgestone Corp.	12,200	450,328
Canon Inc.	18,300	588,023
Casio Computer Co. Ltd.	6,400	103,026
Central Japan Railway Co.	2,200	442,738
Chubu Electric Power Co. Inc.	18,300	266,615
Chugai Pharmaceutical Co. Ltd.	6,100	354,277
Chugoku Electric Power Co. Inc. (The)	18,300	229,070
Concordia Financial Group Ltd.	24,400	117,286
Daifuku Co. Ltd.	1,000	52,036
Dai-ichi Life Holdings Inc.	15,000	286,378
Daiichi Sankyo Co. Ltd.	7,000	273,851
Daikin Industries Ltd.	6,200	792,298
Daiwa House Industry Co. Ltd.	12,200	372,871
Denso Corp.	6,100	294,589
Dentsu Inc.	5,000	234,026
East Japan Railway Co.	6,200	562,213
Eisai Co. Ltd.	6,200	562,493
FANUC Corp.	2,700	530,212
Fast Retailing Co. Ltd.	700	327,069
FUJIFILM Holdings Corp.	6,100	258,501

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Fujitsu Ltd.	40,000	$293,313
Hakuhodo DY Holdings Inc.	12,200	206,295
Hitachi Ltd.	62,000	405,655
Honda Motor Co. Ltd.	24,400	724,397
Hoya Corp.	6,100	357,413
Hulic Co. Ltd.	12,200	115,745
Idemitsu Kosan Co. Ltd.	900	45,534
Iida Group Holdings Co. Ltd.	6,100	112,885
Inpex Corp.	24,400	267,358
ITOCHU Corp.	24,400	427,663
Japan Airlines Co. Ltd.	6,100	220,323
Japan Exchange Group Inc.	12,200	215,427
Japan Post Holdings Co. Ltd.	24,500	291,654
Japan Retail Fund Investment Corp.	122	221,148
Japan Tobacco Inc.	18,300	482,235
JFE Holdings Inc.	12,200	267,523
JTEKT Corp.	6,100	85,654
JXTG Holdings Inc.	54,900	387,372
Kansai Electric Power Co. Inc. (The)	16,100	231,224
Kao Corp.	6,200	482,256
KDDI Corp.	24,400	647,161
Keyence Corp.	1,000	567,164
Kirin Holdings Co. Ltd.	12,200	302,291
Kobe Steel Ltd.	6,100	51,161
Komatsu Ltd.	16,900	481,769
Konami Holdings Corp.	2,900	121,743
Konica Minolta Inc.	14,500	147,897
Kose Corp.	200	36,975
Kubota Corp.	18,300	286,585
Kuraray Co. Ltd.	18,300	266,038
Kyocera Corp.	6,100	385,634
Kyushu Electric Power Co. Inc.	12,200	137,090
M3 Inc.	6,100	269,284
Marubeni Corp.	36,600	300,893
Marui Group Co. Ltd.	6,100	135,054
Mazda Motor Corp.	12,200	141,766
MINEBEA MITSUMI Inc.	6,100	114,755
Mitsubishi Chemical Holdings Corp.	36,600	328,751
Mitsubishi Corp.	24,400	697,772
Mitsubishi Electric Corp.	28,200	381,476
Mitsubishi Estate Co. Ltd.	19,600	326,033
Mitsubishi Heavy Industries Ltd.	6,100	226,979
Mitsubishi Motors Corp.	12,200	87,139
Mitsubishi UFJ Financial Group Inc.	171,400	1,036,886
Mitsubishi UFJ Lease & Finance Co. Ltd.	24,400	137,530
Mitsui &Co. Ltd.	30,600	511,219
Mitsui Fudosan Co. Ltd.	12,200	279,956
Mizuho Financial Group Inc.	390,700	687,429
MS&AD Insurance Group Holdings Inc.	8,000	246,381
Murata Manufacturing Co. Ltd.	2,700	467,146
Nagoya Railroad Co. Ltd.	6,100	139,455
NEC Corp.	3,000	83,059
Nexon Co. Ltd.(a)	8,900	111,887
Nidec Corp.	4,700	682,631
Nikon Corp.	12,200	234,021
Nintendo Co. Ltd.	1,600	579,483
Nippon Paint Holdings Co. Ltd.(b)	4,900	193,994
Nippon Steel &Sumitomo Metal Corp.	12,247	246,906
Nippon Telegraph & Telephone Corp.	12,200	544,618
Nissan Motor Co. Ltd.	42,700	400,487

Security	Shares	Value

Japan (continued)
Nitori Holdings Co. Ltd.	900	$136,926
Nitto Denko Corp.	3,700	287,898
Nomura Holdings Inc.	67,100	307,709
Nomura Real Estate Master Fund Inc.	122	170,317
NTT DOCOMO Inc.	24,400	634,838
Olympus Corp.	6,100	248,929
Omron Corp.	6,100	273,684
Ono Pharmaceutical Co. Ltd.	6,100	160,635
ORIX Corp.	24,400	393,225
Otsuka Holdings Co. Ltd.	6,100	286,667
Panasonic Corp.	36,600	437,840
Rakuten Inc.	18,300	140,264
Recruit Holdings Co. Ltd.	18,300	558,976
Renesas Electronics Corp.(a)	12,200	92,420
Resona Holdings Inc.	42,700	242,564
Ricoh Co. Ltd.	15,200	159,697
Ryohin Keikaku Co. Ltd.	200	59,521
Sekisui House Ltd.	12,200	199,528
Seven & i Holdings Co. Ltd.	12,200	497,858
Seven Bank Ltd.	28,800	89,866
Sharp Corp./Japan(b)	1,600	37,993
Shin-Etsu Chemical Co. Ltd.	6,200	582,901
Shionogi &Co. Ltd.	6,100	355,157
Shiseido Co. Ltd.	6,200	437,469
SMC Corp./Japan	600	200,045
SoftBank Group Corp.	12,400	1,151,824
Sompo Holdings Inc.	6,100	260,977
Sony Corp.	18,300	1,047,648
Start Today Co. Ltd.	2,200	75,989
Subaru Corp.	6,100	181,594
Sumco Corp.	2,500	44,731
Sumitomo Chemical Co. Ltd.	5,000	28,453
Sumitomo Corp.	18,300	297,642
Sumitomo Electric Industries Ltd.	18,300	290,133
Sumitomo Metal Mining Co. Ltd.	900	29,138
Sumitomo Mitsui Financial Group Inc.	18,300	723,022
Sumitomo Mitsui Trust Holdings Inc.	6,100	245,408
Sumitomo Realty & Development Co. Ltd.	5,000	173,603
Suzuki Motor Corp.	6,100	397,736
Sysmex Corp.	4,000	347,748
T&D Holdings Inc.	12,200	185,885
Takeda Pharmaceutical Co. Ltd.	12,200	511,941
Terumo Corp.	6,100	337,223
Tohoku Electric Power Co. Inc.	12,200	153,373
Tokio Marine Holdings Inc.	12,200	576,195
Tokyo Electric Power Co. Holdings Inc.(a)	30,500	141,381
Tokyo Electron Ltd.	1,700	289,376
Tokyo Gas Co. Ltd.	12,200	289,693
Tokyu Fudosan Holdings Corp.	24,400	166,576
Toray Industries Inc.	18,300	137,590
Toshiba Corp.(a)	122,000	365,279
Tosoh Corp.	6,100	96,051
Toyota Motor Corp.	30,500	1,906,164
Unicharm Corp.	6,100	199,803
USS Co. Ltd.	6,100	115,250
Yahoo Japan Corp.(b)	42,800	147,446
Yakult Honsha Co. Ltd.	500	35,623
Yamada Denki Co. Ltd.(b)	24,400	121,246
Yamaha Corp.	4,800	229,860
Yamaha Motor Co. Ltd.	900	22,864

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yamato Holdings Co. Ltd.	6,100	$181,760
Yaskawa Electric Corp.	2,700	90,824
Yokogawa Electric Corp.	6,100	125,372

		47,158,061
Netherlands — 1.3%
Aegon NV	25,376	152,526
AerCap Holdings NV(a)	2,623	149,432
Akzo Nobel NV	3,661	342,981
ArcelorMittal	10,146	306,218
ASML Holding NV	5,124	1,047,126
Heineken Holding NV	2,074	198,115
Heineken NV	3,233	320,262
ING Groep NV	50,508	686,975
Koninklijke Ahold Delhaize NV	18,504	451,256
Koninklijke DSM NV	2,990	314,420
Koninklijke KPN NV	56,120	143,716
Koninklijke Philips NV	13,557	607,124
NN Group NV	3,965	170,368
NXP Semiconductors NV(a)	4,758	443,160
Randstad NV	2,089	131,153
RELX NV	13,974	310,217
Unilever NV, CVA	21,228	1,223,701
Wolters Kluwer NV	5,673	360,389

		7,359,139
New Zealand — 0.0%
a2 Milk Co. Ltd.(a)(b)	10,980	91,940
Fletcher Building Ltd.	23,747	100,209
Spark New Zealand Ltd.	39,345	104,160

		296,309
Norway — 0.2%
DNB ASA	15,128	308,975
Equinor ASA	16,043	412,648
Norsk Hydro ASA	23,546	130,390
Orkla ASA	14,918	123,087
Telenor ASA	9,699	183,363
Yara International ASA	3,660	168,936

		1,327,399
Portugal — 0.1%
EDP - Energias de Portugal SA	40,958	160,358
Galp Energia SGPS SA	8,336	169,440

		329,798
Singapore — 0.4%
Ascendas REIT	100,165	200,323
CapitaLand Ltd.	85,400	213,804
CapitaLand Mall Trust	75,700	118,242
DBS Group Holdings Ltd.	23,100	420,675
Genting Singapore Ltd.	140,300	109,573
Oversea-Chinese Banking Corp. Ltd.	42,700	352,184
Singapore Press Holdings Ltd.(b)	3,700	7,562
Singapore Telecommunications Ltd.	122,000	287,625
United Overseas Bank Ltd.	16,600	327,868
Venture Corp. Ltd.	6,100	80,633

		2,118,489
Spain — 1.0%
ACS Actividades de Construccion y Servicios SA	4,295	179,301
Aena SME SA(c)	1,281	227,293
Amadeus IT Group SA	6,771	629,614
Banco Bilbao Vizcaya Argentaria SA	86,501	540,458

Security	Shares	Value

Spain (continued)
Banco de Sabadell SA	88,215	$135,688
Banco Santander SA	210,866	1,052,029
Bankia SA	25,300	95,286
Bankinter SA	16,424	146,454
CaixaBank SA	51,547	231,563
Enagas SA	2,061	57,431
Endesa SA	3,867	86,791
Ferrovial SA	8,438	182,853
Grifols SA	3,974	117,119
Iberdrola SA	74,716	558,277
Industria de Diseno Textil SA	14,518	440,028
International Consolidated Airlines Group SA	10,126	91,190
Naturgy Energy Group SA	4,026	108,347
Red Electrica Corp. SA	5,764	121,386
Repsol SA	18,369	354,032
Telefonica SA	57,255	465,447

		5,820,587
Sweden — 0.9%
Alfa Laval AB	5,673	152,187
Assa Abloy AB, Class B	14,762	301,171
Atlas Copco AB, Class A	7,991	228,016
Atlas Copco AB, Class B	6,832	180,812
Boliden AB	5,494	143,958
Electrolux AB, Series B	4,148	92,617
Epiroc AB, Class A(a)	7,991	83,090
Epiroc AB, Class B(a)	6,832	65,400
Essity AB, Class B	8,540	221,528
Hennes & Mauritz AB, Class B(b)	11,468	154,665
Hexagon AB, Class B	4,331	257,496
Investor AB, Class B	6,100	275,541
Kinnevik AB, Class B	3,904	128,361
Lundin Petroleum AB	4,575	159,085
Millicom International Cellular SA, SDR	1,344	77,450
Modern Times Group MTG AB(a)(d)	3,904	192
Nordea Bank AB	38,125	412,277
Sandvik AB	18,976	332,417
Skandinaviska Enskilda Banken AB, Class A	19,276	205,916
Skanska AB, Class B	6,161	115,783
SKF AB, Class B	6,100	117,340
Svenska Handelsbanken AB, Class A	19,581	237,571
Swedbank AB, Class A	10,187	237,269
Swedish Match AB	3,965	212,171
Telefonaktiebolaget LM Ericsson, Class B	42,395	357,945
Telia Co. AB	25,099	111,423
Volvo AB, Class B	21,361	368,235

		5,229,916
Switzerland — 2.9%
ABB Ltd., Registered	26,291	621,186
Adecco Group AG, Registered	2,562	157,307
Baloise Holding AG, Registered	1,403	216,159
Cie. Financiere Richemont SA, Registered	7,259	643,260
Coca-Cola HBC AG	3,834	131,458
Credit Suisse Group AG, Registered	33,926	509,188
Geberit AG, Registered	732	333,642
Givaudan SA, Registered	122	297,462
Julius Baer Group Ltd.	4,087	217,725
Kuehne + Nagel International AG, Registered	1,681	272,026
LafargeHolcim Ltd., Registered	6,960	339,688
Lonza Group AG, Registered	976	314,770

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered	40,870	$3,439,149
Novartis AG, Registered	29,036	2,413,312
Partners Group Holding AG	488	384,002
Roche Holding AG,NVS	9,394	2,339,029
Schindler Holding AG, Participation Certificates, NVS	732	174,996
Schindler Holding AG, Registered	732	169,546
SGS SA, Registered	122	322,062
Sonova Holding AG, Registered	1,342	255,190
Swatch Group AG (The), Bearer	610	260,879
Swiss Life Holding AG, Registered	671	243,672
Swiss Prime Site AG, Registered	2,871	265,251
Swiss Re AG	3,660	329,858
Swisscom AG, Registered	408	182,632
Temenos AG, Registered	976	176,610
UBS Group AG, Registered	48,683	761,883
Zurich Insurance Group AG	1,891	577,213

		16,349,155
United Kingdom — 5.9%
3i Group PLC	15,952	185,856
Admiral Group PLC	3,843	103,895
Anglo American PLC	16,531	331,231
Antofagasta PLC	9,516	99,640
Aptiv PLC	3,617	318,332
Ashtead Group PLC	7,403	227,273
Associated British Foods PLC	5,551	165,149
AstraZeneca PLC	16,775	1,263,501
Auto Trader Group PLC(c)	22,509	131,389
Aviva PLC	53,619	338,003
Babcock International Group PLC	7,198	66,743
BAE Systems PLC	45,445	357,947
Barclays PLC	232,280	530,448
BHP Billiton PLC	29,158	622,969
BP PLC	253,394	1,802,526
British American Tobacco PLC	30,063	1,454,153
British Land Co. PLC (The)	12,993	107,338
BT Group PLC	112,118	316,734
Bunzl PLC	7,137	222,446
Burberry Group PLC	6,527	189,690
Carnival PLC	3,660	220,300
Centrica PLC	72,529	135,088
Compass Group PLC	21,071	454,214
Croda International PLC	2,950	195,547
Diageo PLC	32,635	1,142,935
Experian PLC	14,396	359,255
Ferguson PLC	3,304	265,435
G4S PLC	29,768	96,495
GlaxoSmithKline PLC	66,002	1,338,606
Glencore PLC	164,887	671,975
Hammerson PLC	12,688	77,690
HSBC Holdings PLC	266,660	2,318,349
Imperial Brands PLC	12,078	430,763
Informa PLC	16,744	165,921
InterContinental Hotels Group PLC	3,398	210,007
Intertek Group PLC	3,660	244,229
Investec PLC	13,481	88,731
ITV PLC	55,815	116,544
J Sainsbury PLC	27,464	115,727
Johnson Matthey PLC	3,174	144,224
Kingfisher PLC	31,476	111,891
Land Securities Group PLC	10,580	126,031

Security	Shares	Value

United Kingdom (continued)
Legal &General Group PLC	76,433	$252,631
Lloyds Banking Group PLC	948,840	731,320
London Stock Exchange Group PLC	5,494	330,192
Marks &Spencer Group PLC	22,692	88,954
Meggitt PLC	15,860	110,945
Melrose Industries PLC	64,379	186,515
Micro Focus International PLC	5,914	100,312
National Grid PLC	39,284	413,581
Next PLC	2,257	161,344
NMC Health PLC	1,708	87,112
Pearson PLC	11,712	139,653
Prudential PLC	34,526	778,584
Randgold Resources Ltd.	1,514	98,824
Reckitt Benckiser Group PLC	8,967	764,442
RELX PLC	16,592	368,769
Rio Tinto PLC	17,520	833,213
Rolls-Royce Holdings PLC	24,949	325,896
Royal Bank of Scotland Group PLC	62,742	196,777
Royal Dutch Shell PLC, Class A	56,394	1,833,551
Royal Dutch Shell PLC, Class B	52,905	1,746,930
RSA Insurance Group PLC	19,171	157,379
Sage Group PLC (The)	20,313	157,196
Segro PLC	22,842	195,412
Severn Trent PLC	5,246	136,438
Shire PLC	12,157	710,810
Sky PLC	14,785	296,035
Smith & Nephew PLC	12,749	224,945
Smiths Group PLC	8,357	175,041
SSE PLC	12,523	203,948
Standard Chartered PLC	45,019	366,938
Standard Life Aberdeen PLC	39,255	161,688
Taylor Wimpey PLC	66,734	145,155
Tesco PLC	135,976	435,651
Unilever PLC	17,263	985,458
United Utilities Group PLC	12,627	121,711
Vodafone Group PLC	348,069	744,202
Weir Group PLC (The)	4,392	107,006
Whitbread PLC	2,806	167,621
WPP PLC	17,324	287,878

		33,195,277
United States — 61.6%
3M Co.	7,747	1,633,997
Abbott Laboratories	22,064	1,474,758
AbbVie Inc.	21,045	2,019,899
ABIOMED Inc.(a)	671	272,815
Accenture PLC, Class A	8,710	1,472,600
Activision Blizzard Inc.	9,761	703,768
Acuity Brands Inc.	613	93,691
Adobe Systems Inc.(a)	6,771	1,784,226
Advance Auto Parts Inc.	1,220	200,117
Advanced Micro Devices Inc.(a)	12,156	305,967
AES Corp./VA	8,967	120,696
Aetna Inc.	4,636	928,452
Affiliated Managers Group Inc.	976	142,584
Aflac Inc.	10,370	479,510
AGCO Corp.	1,403	83,703
Agilent Technologies Inc.	5,673	383,154
AGNC Investment Corp.	5,843	111,134
Air Products &Chemicals Inc.	2,806	466,610
Akamai Technologies Inc.(a)	2,623	197,092

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Albemarle Corp.	1,831	$174,897
Alexion Pharmaceuticals Inc.(a)	3,172	387,745
Align Technology Inc.(a)	1,117	431,709
Alkermes PLC(a)	2,745	123,086
Alleghany Corp.	213	134,569
Allergan PLC	4,453	853,685
Alliance Data Systems Corp.	793	189,194
Alliant Energy Corp.	8,174	350,174
Allstate Corp. (The)	4,758	478,512
Alnylam Pharmaceuticals Inc.(a)	1,326	162,660
Alphabet Inc., Class A(a)	3,965	4,884,087
Alphabet Inc., Class C, NVS(a)	4,148	5,053,052
Altria Group Inc.	24,950	1,460,074
Amazon.com Inc.(a)	5,586	11,242,998
Ameren Corp.	4,026	254,564
American Airlines Group Inc.(b)	1,891	76,548
American Electric Power Co. Inc.	6,466	463,806
American Express Co.	9,943	1,053,759
American International Group Inc.	11,734	623,897
American Tower Corp.	5,978	891,439
American Water Works Co. Inc.	3,660	320,360
Ameriprise Financial Inc.	2,013	285,765
AmerisourceBergen Corp.	2,318	208,550
AMETEK Inc.	4,087	314,536
Amgen Inc.	9,577	1,913,580
Amphenol Corp., Class A	4,758	450,012
Anadarko Petroleum Corp.	7,381	475,336
Analog Devices Inc.	5,234	517,381
Andeavor	2,257	344,847
Annaly Capital Management Inc.	15,921	169,081
ANSYS Inc.(a)	1,587	295,150
Anthem Inc.	3,538	936,615
Aon PLC	3,500	509,460
Apache Corp.	5,124	224,585
Apple Inc.	66,612	15,162,890
Applied Materials Inc.	15,279	657,303
Arch Capital Group Ltd.(a)	6,771	206,989
Archer-Daniels-Midland Co.	7,930	399,672
Arconic Inc.	5,780	129,356
Arista Networks Inc.(a)	683	204,203
Arrow Electronics Inc.(a)	1,830	141,880
Assurant Inc.	1,220	125,440
AT&T Inc.	97,145	3,102,811
Autodesk Inc.(a)	3,050	470,767
Autoliv Inc.	1,342	119,559
Automatic Data Processing Inc.	6,039	886,223
AutoZone Inc.(a)	427	327,458
AvalonBay Communities Inc.	1,830	335,421
Avery Dennison Corp.	1,952	205,311
Avnet Inc.	2,501	121,048
Axis Capital Holdings Ltd.	2,074	119,296
Baker Hughes a GE Co.	5,856	193,072
Ball Corp.	7,137	298,898
Bank of America Corp.	129,442	4,003,641
Bank of New York Mellon Corp. (The)	13,969	728,483
Baxter International Inc.	6,527	485,413
BB&T Corp.	10,371	535,766
Becton Dickinson and Co.	3,798	994,582
Berkshire Hathaway Inc., Class B(a)	16,561	3,456,612
Best Buy Co. Inc.	3,965	315,455

Security	Shares	Value

United States (continued)
Biogen Inc.(a)	2,928	$1,035,019
BioMarin Pharmaceutical Inc.(a)	2,928	292,741
BlackRock Inc.(e)	1,586	759,789
Boeing Co. (The) .	7,686	2,634,684
Booking Holdings Inc.(a)	671	1,309,490
BorgWarner Inc.	3,233	141,508
Boston Properties Inc.	2,318	302,383
Boston Scientific Corp.(a)	19,215	683,285
Brighthouse Financial Inc.(a)	1,816	75,382
Bristol-Myers Squibb Co.	22,141	1,340,638
Broadcom Inc.	5,553	1,216,274
Brookfield Property REIT Inc., NVS	3,119	62,442
Brown-Forman Corp., Class B, NVS	3,965	207,052
Bunge Ltd.	2,135	138,732
CA Inc.	4,697	205,729
Cabot Oil &Gas Corp.	7,442	177,343
Cadence Design Systems Inc.(a)	7,076	332,855
Campbell Soup Co.	3,355	132,355
Capital One Financial Corp.	6,771	670,938
Cardinal Health Inc.	4,392	229,218
CarMax Inc.(a)	2,806	219,008
Carnival Corp.	4,209	258,811
Caterpillar Inc.	7,749	1,075,949
CBRE Group Inc., Class A(a)	4,819	235,215
CBS Corp., Class B, NVS	4,960	262,979
CDK Global Inc.	2,501	155,862
Celanese Corp., Series A	2,379	277,939
Celgene Corp.(a)	10,370	979,446
Centene Corp.(a)	2,867	419,958
CenterPoint Energy Inc.	6,405	177,995
CenturyLink Inc.	13,916	297,246
Cerner Corp.(a)	4,148	270,076
CF Industries Holdings Inc.	3,483	180,942
CH Robinson Worldwide Inc.	2,501	240,296
Charles Schwab Corp. (The)	16,592	842,708
Charter Communications Inc., Class A(a)	2,269	704,298
Chemours Co. (The)	2,569	112,008
Cheniere Energy Inc.(a)	3,416	228,633
Chevron Corp.	25,323	2,999,763
Chipotle Mexican Grill Inc.(a)(b)	366	173,916
Chubb Ltd.	5,621	760,184
Church & Dwight Co. Inc.	4,636	262,305
Cigna Corp.	3,538	666,347
Cimarex Energy Co.	1,464	123,679
Cincinnati Financial Corp.	2,318	177,721
Cintas Corp.	1,769	377,452
Cisco Systems Inc.	64,416	3,077,152
CIT Group Inc.	3,294	178,667
Citigroup Inc.	33,859	2,412,115
Citizens Financial Group Inc.	8,324	342,616
Citrix Systems Inc.(a)	2,623	299,074
Clorox Co. (The)	2,075	300,833
CME Group Inc.	4,700	821,231
CMS Energy Corp.	4,880	240,291
Coca-Cola Co. (The)	55,449	2,471,362
Cognex Corp.	3,060	164,628
Cognizant Technology Solutions Corp., Class A	8,174	641,087
Colgate-Palmolive Co.	11,041	733,233
Comcast Corp., Class A	61,854	2,287,979
Comerica Inc.	3,416	332,992

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Conagra Brands Inc.	6,710	$246,593
Concho Resources Inc.(a)	2,569	352,338
ConocoPhillips	16,104	1,182,517
Consolidated Edison Inc.	4,392	346,661
Constellation Brands Inc., Class A	2,562	533,408
Continental Resources Inc./OK(a)(b)	1,594	105,124
Copart Inc.(a)	3,172	203,991
Corning Inc.	14,152	474,234
CoStar Group Inc.(a)	549	242,746
Costco Wholesale Corp.	6,042	1,408,571
Crown Castle International Corp.	5,429	619,069
Crown Holdings Inc.(a)(b)	2,928	125,348
CSX Corp.	11,895	882,133
Cummins Inc.	2,318	328,692
CVS Health Corp.	13,669	1,028,456
Danaher Corp.	7,991	827,388
Darden Restaurants Inc.	2,135	247,745
DaVita Inc.(a)	2,135	147,934
Deere &Co.	3,965	570,167
Dell Technologies Inc., Class V(a)	2,929	281,682
Delta Air Lines Inc.	2,338	136,726
DENTSPLY SIRONA Inc.	3,416	136,367
Devon Energy Corp.	7,144	306,692
Diamondback Energy Inc.	1,346	162,974
Digital Realty Trust Inc.(b)	2,928	363,892
Discover Financial Services	5,551	433,644
Discovery Inc., Class A(a)(b)	2,074	57,719
Discovery Inc., Class C, NVS(a)	5,385	138,071
DISH Network Corp., Class A(a)	3,294	116,443
Dollar General Corp.	4,026	433,721
Dollar Tree Inc.(a)	3,233	260,289
Dominion Energy Inc.	8,303	587,603
Domino’s Pizza Inc.	610	182,122
Dover Corp.	2,745	235,713
DowDuPont Inc.	30,051	2,107,477
DR Horton Inc.	5,368	238,930
DTE Energy Co.	2,623	291,520
Duke Energy Corp.	8,967	728,479
Duke Realty Corp.	7,564	215,498
DXC Technology Co.	4,197	382,305
Eastman Chemical Co.	2,318	224,916
Eaton Corp. PLC	5,978	497,011
Eaton Vance Corp., NVS	2,812	148,277
eBay Inc.(a)	13,603	470,800
Ecolab Inc.	3,843	578,295
Edison International	4,514	296,705
Edwards Lifesciences Corp.(a)	3,050	439,932
Electronic Arts Inc.(a)	4,331	491,179
Eli Lilly &Co.	12,932	1,366,266
Emerson Electric Co.	8,296	636,552
Entergy Corp.	2,745	229,455
EOG Resources Inc.	7,381	872,656
EQT Corp.	3,861	196,988
Equifax Inc.	1,708	228,821
Equinix Inc.	1,098	478,871
Equity Residential	5,002	338,885
Essex Property Trust Inc.	1,037	255,392
Estee Lauder Companies Inc. (The), Class A	3,050	427,366
Everest Re Group Ltd.	707	157,675
Eversource Energy	4,758	297,042

Security	Shares	Value

United States (continued)
Exelon Corp.	12,078	$527,929
Expedia Group Inc.	1,769	230,855
Expeditors International of Washington Inc.	3,538	259,265
Express Scripts Holding Co.(a)	7,507	660,766
Exxon Mobil Corp.	57,279	4,592,057
F5 Networks Inc.(a)	1,281	242,263
Facebook Inc., Class A(a)	32,150	5,649,719
Fastenal Co.	4,209	245,637
Federal Realty Investment Trust	1,342	175,279
FedEx Corp.	3,416	833,333
Fidelity National Financial Inc.	4,148	166,335
Fidelity National Information Services Inc.	4,392	475,083
Fifth Third Bancorp.	11,956	351,865
First Data Corp., Class A(a)	7,686	197,684
First Republic Bank/CA	2,684	272,668
FirstEnergy Corp.	6,344	237,139
Fiserv Inc.(a)	7,076	566,575
FleetCor Technologies Inc.(a)	1,282	274,015
Flex Ltd.(a)	10,553	145,526
FLIR Systems Inc.	3,050	191,357
Flowserve Corp.	2,745	143,069
Fluor Corp.	2,623	150,586
FMC Corp.	2,257	192,861
Ford Motor Co.	50,427	478,048
Fortive Corp.	4,473	375,643
Franklin Resources Inc.	5,307	168,444
Freeport-McMoRan Inc.	18,867	265,081
Gap Inc. (The)	3,599	109,230
Garmin Ltd.	2,379	162,105
Gartner Inc.(a)(b)	1,220	182,707
General Dynamics Corp.	3,599	696,047
General Electric Co.	117,791	1,524,216
General Mills Inc.	7,869	362,053
General Motors Co.	17,263	622,331
Genuine Parts Co.	2,501	249,725
Gilead Sciences Inc.	17,141	1,298,088
Global Payments Inc.	2,623	326,773
Goldman Sachs Group Inc. (The)	4,697	1,116,994
Goodyear Tire & Rubber Co. (The)	4,770	108,231
H&R Block Inc.	3,416	92,437
Halliburton Co.	11,468	457,459
Hanesbrands Inc.	5,551	97,365
Harley-Davidson Inc.	2,501	106,593
Harris Corp.	1,999	324,857
Hartford Financial Services Group Inc. (The)	5,673	285,749
Hasbro Inc.	1,709	169,721
HCA Healthcare Inc.	3,965	531,746
HCP Inc.	6,771	183,020
Helmerich & Payne Inc.	1,896	124,321
Henry Schein Inc.(a)(b)	2,392	185,811
Hershey Co. (The)	2,379	239,137
Hess Corp.	3,904	262,895
Hewlett Packard Enterprise Co.	20,748	342,964
Hilton Worldwide Holdings Inc.	3,662	284,244
HollyFrontier Corp.	2,989	222,740
Hologic Inc.(a)	4,299	170,928
Home Depot Inc. (The)	15,250	3,061,742
Honeywell International Inc.	9,516	1,513,615
Hormel Foods Corp.	4,819	188,664
Host Hotels & Resorts Inc.(b)	10,004	215,386

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
HP Inc.	23,851	$587,927
Humana Inc.	2,074	691,181
Huntington Bancshares Inc./OH	16,874	273,528
IAC/InterActiveCorp.(a)	1,059	208,835
IDEXX Laboratories Inc.(a)	1,098	278,936
IHS Markit Ltd.(a)	5,429	298,595
Illinois Tool Works Inc.	4,453	618,433
Illumina Inc.(a)	2,135	757,562
Incyte Corp.(a)	2,623	193,866
Ingersoll-Rand PLC	3,904	395,436
Intel Corp.	62,363	3,020,240
Intercontinental Exchange Inc.	8,174	623,104
International Business Machines Corp.	11,840	1,734,323
International Flavors & Fragrances Inc.	1,403	182,797
International Paper Co.	5,368	274,520
Interpublic Group of Companies Inc. (The)	6,771	158,103
Intuit Inc.	3,538	776,485
Intuitive Surgical Inc.(a)	1,708	956,480
Invesco Ltd.	6,405	154,361
IPG Photonics Corp.(a)	549	96,339
Iron Mountain Inc.	4,167	150,429
Jacobs Engineering Group Inc.	2,440	177,364
Jazz Pharmaceuticals PLC(a)	976	166,818
JB Hunt Transport Services Inc.	1,586	191,510
Jefferies Financial Group Inc.	6,100	141,642
JM Smucker Co. (The)	1,891	195,492
Johnson & Johnson	35,397	4,767,622
Johnson Controls International PLC	13,486	509,366
JPMorgan Chase &Co.	46,360	5,311,929
Juniper Networks Inc.	5,856	166,486
Kansas City Southern	1,891	219,280
Kellogg Co.	3,843	275,889
KeyCorp.	16,470	347,023
Keysight Technologies Inc.(a)	2,640	171,310
Kimberly-Clark Corp.	5,002	577,931
Kimco Realty Corp.	7,159	122,490
Kinder Morgan Inc./DE	30,439	538,770
KLA-Tencor Corp.	2,434	282,855
Kohl’s Corp.	2,867	226,808
Kraft Heinz Co. (The)	8,784	511,844
Kroger Co. (The)	12,322	388,143
L Brands Inc.	3,477	91,897
L3 Technologies Inc.	1,342	286,812
Laboratory Corp. of America Holdings(a)	1,647	284,717
Lam Research Corp.	2,542	439,995
Las Vegas Sands Corp.	5,429	355,165
Leggett & Platt Inc.	4,453	202,344
Lennar Corp., Class A	4,157	214,792
Liberty Global PLC, Series A(a)	3,782	101,395
Liberty Global PLC, Series C,NVS(a)	6,893	178,460
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	4,697	220,947
Liberty Property Trust	3,111	136,106
Lincoln National Corp.	3,416	224,021
LKQ Corp.(a)	5,246	181,092
Lockheed Martin Corp.	3,381	1,083,306
Loews Corp.	4,880	245,513
Lowe’s Companies Inc.	11,102	1,207,342
Lululemon Athletica Inc.(a)	1,708	264,620
LyondellBasell Industries NV, Class A	4,636	522,848
M&T Bank Corp.	2,074	367,409

Security	Shares	Value

United States (continued)
Macerich Co. (The)	1,952	$114,660
Macy’s Inc.	4,331	158,298
ManpowerGroup Inc.	1,220	114,351
Marathon Oil Corp.	12,445	267,692
Marathon Petroleum Corp.	7,320	602,363
Markel Corp.(a)	244	294,947
Marriott International Inc./MD, Class A	4,583	579,612
Marsh & McLennan Companies Inc.	6,711	567,952
Martin Marietta Materials Inc.	976	193,951
Marvell Technology Group Ltd.	8,389	173,485
Masco Corp.	5,612	213,088
Mastercard Inc., Class A	12,505	2,695,578
Maxim Integrated Products Inc.	4,575	276,650
McCormick &Co. Inc./MD, NVS	2,501	312,325
McDonald’s Corp.	10,614	1,721,909
McKesson Corp.	2,928	376,980
Medtronic PLC	17,263	1,664,326
MercadoLibre Inc.(b)	549	187,983
Merck &Co. Inc.	35,722	2,450,172
MetLife Inc.	12,206	560,133
MGM Resorts International	7,137	206,902
Michael Kors Holdings Ltd.(a)	2,135	155,044
Microchip Technology Inc.(b)	3,965	341,109
Micron Technology Inc.(a)	15,662	822,568
Microsoft Corp.	96,746	10,867,478
Mohawk Industries Inc.(a)	1,098	210,366
Molson Coors Brewing Co., Class B	2,623	175,059
Mondelez International Inc., Class A	20,252	865,165
Monster Beverage Corp.(a)	6,161	375,143
Moody’s Corp.	2,867	510,383
Morgan Stanley	19,581	956,140
Mosaic Co. (The)	4,941	154,505
Motorola Solutions Inc.	2,623	336,688
Mylan NV(a)	6,771	264,949
Nasdaq Inc.	2,135	203,764
National Oilwell Varco Inc.	5,368	252,672
Nektar Therapeutics(a)	2,135	141,956
NetApp Inc.	3,660	317,725
Netflix Inc.(a)	5,917	2,175,563
New York Community Bancorp. Inc.	9,699	104,458
Newell Brands Inc.	7,954	172,761
Newfield Exploration Co.(a)	3,086	84,186
Newmont Mining Corp.	7,503	232,818
News Corp., Class A, NVS	5,981	78,172
NextEra Energy Inc.	6,240	1,061,424
Nielsen Holdings PLC	5,686	147,836
NIKE Inc., Class B	17,141	1,408,990
Noble Energy Inc.	6,588	195,795
Nordstrom Inc.	2,135	134,185
Norfolk Southern Corp.	3,965	689,276
Northern Trust Corp.	3,172	340,863
Northrop Grumman Corp.	2,318	691,900
Nucor Corp.	4,453	278,312
NVIDIA Corp.	7,869	2,208,671
O’Reilly Automotive Inc.(a)	1,161	389,423
Occidental Petroleum Corp.	10,065	803,892
Omnicom Group Inc.	3,477	241,026
ON Semiconductor Corp.(a)	6,649	141,890
ONEOK Inc.	5,309	349,916
Oracle Corp.	40,575	1,971,133

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
PACCAR Inc.	5,002	$342,237
Palo Alto Networks Inc.(a)	1,525	352,504
Parker-Hannifin Corp.	2,196	385,618
Paychex Inc.	4,636	339,587
PayPal Holdings Inc.(a)	15,433	1,424,929
Pentair PLC	3,111	135,266
People’s United Financial Inc.	8,784	162,592
PepsiCo Inc.	19,219	2,152,720
Perrigo Co. PLC	2,074	158,682
Pfizer Inc.	73,993	3,072,189
PG&E Corp.	6,649	307,051
Philip Morris International Inc.	20,557	1,601,185
Phillips 66	6,161	730,140
Pinnacle West Capital Corp.	2,257	177,287
Pioneer Natural Resources Co.	2,318	404,955
Plains GP Holdings LP, Class A	2,318	59,758
PNC Financial Services Group Inc. (The)(e)	5,734	823,058
PPG Industries Inc.	3,782	418,062
PPL Corp.	9,412	279,913
Praxair Inc.	3,660	578,975
Principal Financial Group Inc.	4,397	242,670
Procter &Gamble Co. (The)	33,901	2,812,088
Progressive Corp. (The)	8,663	585,012
Prologis Inc.	7,442	499,954
Prudential Financial Inc.	5,795	569,359
Public Service Enterprise Group Inc.	7,503	392,782
Public Storage	2,196	466,826
PulteGroup Inc.	5,490	153,446
PVH Corp.	1,220	174,655
Qorvo Inc.(a)	2,270	181,804
QUALCOMM Inc.	19,764	1,357,984
Quest Diagnostics Inc.	2,074	228,099
Qurate Retail Inc., Class A(a)	7,320	152,183
Ralph Lauren Corp.	976	129,623
Raytheon Co.	4,087	815,111
Realty Income Corp.	4,087	239,376
Red Hat Inc.(a)	3,152	465,645
Regency Centers Corp.	3,111	205,419
Regeneron Pharmaceuticals Inc.(a)	1,098	446,611
Regions Financial Corp.	19,703	383,420
Reinsurance Group of America Inc.	819	116,994
RenaissanceRe Holdings Ltd.	641	85,227
Republic Services Inc.	4,148	304,297
ResMed Inc.	1,774	197,641
Robert Half International Inc.	2,562	200,297
Rockwell Automation Inc.	2,074	375,311
Rockwell Collins Inc.	2,562	348,304
Roper Technologies Inc.	1,647	491,415
Ross Stores Inc.	5,490	525,832
Royal Caribbean Cruises Ltd.	2,318	284,140
S&P Global Inc.	3,843	795,693
salesforce.com Inc.(a)	8,845	1,350,455
SBA Communications Corp.(a)	1,952	303,009
Schlumberger Ltd.	17,835	1,126,459
Seagate Technology PLC	3,538	189,425
Seattle Genetics Inc.(a)(b)	1,733	133,025
SEI Investments Co.	3,294	207,786
Sempra Energy	3,421	397,110
ServiceNow Inc.(a)	2,562	503,074
Sherwin-Williams Co. (The)	1,159	528,017

Security	Shares	Value

United States (continued)
Simon Property Group Inc.	4,151	$759,758
Sirius XM Holdings Inc.(b)	33,123	235,173
Skyworks Solutions Inc.	2,806	256,188
SL Green Realty Corp.	1,551	161,924
Southern Co. (The)	13,115	574,175
Southwest Airlines Co.	2,074	127,136
Spirit AeroSystems Holdings Inc., Class A	1,781	152,276
Splunk Inc.(a)	2,257	289,235
Sprint Corp.(a)(b)	14,097	86,133
Square Inc., Class A(a)	3,660	324,422
SS&C Technologies Holdings Inc.	2,623	155,649
Stanley Black & Decker Inc.	2,318	325,749
Starbucks Corp.	18,855	1,007,800
State Street Corp.	5,191	451,150
Stryker Corp.	4,392	744,137
SunTrust Banks Inc.	6,649	489,100
SVB Financial Group(a)	793	255,941
Symantec Corp.	9,291	187,307
Synchrony Financial	9,764	309,226
Synopsys Inc.(a)	3,416	348,910
Sysco Corp.	7,320	547,682
T-Mobile U.S. Inc.(a)	4,514	298,105
T Rowe Price Group Inc.	3,538	410,019
Take-Two Interactive Software Inc.(a)	1,574	210,223
Tapestry Inc.	4,148	210,262
Targa Resources Corp.	4,148	228,430
Target Corp.	7,198	629,825
TD Ameritrade Holding Corp.	3,965	232,230
TE Connectivity Ltd.	4,819	441,806
TechnipFMC PLC	7,381	226,080
Tesla Inc.(a)(b)	1,830	552,038
Texas Instruments Inc.	12,510	1,406,124
Textron Inc.	4,453	307,391
Thermo Fisher Scientific Inc.	5,307	1,268,904
Tiffany &Co.	1,647	202,005
TJX Companies Inc. (The)	8,418	925,727
Toll Brothers Inc.	3,782	137,022
Torchmark Corp.	2,641	232,197
Total System Services Inc.	3,050	296,277
Tractor Supply Co.	2,074	183,093
TransDigm Group Inc.	793	277,550
TransUnion	2,501	188,325
Travelers Companies Inc. (The)	3,088	406,381
Trimble Inc.(a)	4,392	184,903
TripAdvisor Inc.(a)(b)	1,952	106,013
Twenty-First Century Fox Inc., Class A, NVS	16,714	758,816
Twenty-First Century Fox Inc., Class B	3,545	159,171
Twitter Inc.(a)(b)	9,394	330,481
Tyson Foods Inc., Class A	4,392	275,862
U.S. Bancorp	21,533	1,165,151
UDR Inc.	4,819	192,615
Ulta Salon Cosmetics & Fragrance Inc.(a)	915	237,900
Under Armour Inc., Class A(a)	2,745	56,135
Under Armour Inc., Class C,NVS(a)	2,757	52,300
Union Pacific Corp.	10,614	1,598,681
United Parcel Service Inc., Class B	9,150	1,124,352
United Rentals Inc.(a)	1,342	209,178
United Technologies Corp.	10,004	1,317,527
UnitedHealth Group Inc.	12,627	3,389,844
Universal Health Services Inc., Class B	1,342	174,675

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Unum Group	3,599	$132,731
Valero Energy Corp.	6,222	733,449
Varian Medical Systems Inc.(a)	1,647	184,497
Veeva Systems Inc., Class A(a)	1,823	190,248
Ventas Inc.	5,012	300,068
VEREIT Inc.	22,387	175,066
VeriSign Inc.(a)	1,952	309,607
Verisk Analytics Inc.(a)	2,501	297,844
Verizon Communications Inc.	55,336	3,008,618
Vertex Pharmaceuticals Inc.(a)	3,660	674,904
VF Corp.	4,636	427,115
Viacom Inc., Class B, NVS	4,880	142,886
Visa Inc., Class A	24,034	3,530,354
VMware Inc., Class A(a)	1,159	177,628
Vornado Realty Trust	2,562	197,274
Vulcan Materials Co.	2,135	236,558
Walmart Inc.	19,891	1,906,751
Walgreens Boots Alliance Inc.	11,590	794,610
Walt Disney Co. (The)	19,947	2,234,463
Waste Management Inc.	5,917	537,855
Waters Corp.(a)	1,403	265,840
WEC Energy Group Inc.	4,943	334,048
Wells Fargo &Co.	62,281	3,642,193
Welltower Inc.	4,941	329,614
Western Digital Corp.	4,103	259,474
Western Union Co. (The)	8,235	155,806
WestRock Co.	4,467	246,042
Weyerhaeuser Co.	10,614	368,412
Whirlpool Corp.	1,159	144,852
Williams Companies Inc. (The)	16,375	484,536
Willis Towers Watson PLC	1,769	260,521
Workday Inc., Class A(a)	1,892	292,390
Worldpay Inc., Class A(a)	4,009	390,437
WR Berkley Corp.	2,318	181,407
WW Grainger Inc.	785	277,945
Wynn Resorts Ltd.	1,344	199,369
Xcel Energy Inc.	7,076	340,002
Xerox Corp.	3,157	87,954
Xilinx Inc.	3,599	280,110
XL Group Ltd.	4,087	234,553
XPO Logistics Inc.(a)	1,591	169,442
Xylem Inc./NY	2,745	208,373
Yum! Brands Inc.	4,758	413,423
Zillow Group Inc., Class C,NVS(a)(b)	2,520	122,598
Zimmer Biomet Holdings Inc.	2,623	324,281

Security	Shares	Value

United States (continued)
Zoetis Inc.	7,015	$635,559

		348,807,006

Total Common Stocks — 99.1% (Cost: $476,597,384)		561,402,915

Preferred Stocks

Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, NVS	2,623	335,552
Porsche Automobil Holding SE, Preference Shares, NVS	2,627	166,641
Sartorius AG, Preference Shares, NVS	671	122,103
Volkswagen AG, Preference Shares, NVS	2,928	479,803

		1,104,099

Total Preferred Stocks — 0.2% (Cost: $1,176,103)		1,104,099

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	5,240,465	5,242,037
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(e)(f)	1,226,612	1,226,612

		6,468,649

Total Short-Term Investments — 1.2% (Cost: $6,467,583)		6,468,649

Total Investments in Securities — 100.5% (Cost: $484,241,070)		568,975,663

Other Assets, Less Liabilities — (0.5)%		(2,733,059)

Net Assets — 100.0%		$566,242,604

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at	Shares		Shares		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Purchased		Sold		08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	7,849,531	—		(2,609,066	)(b)	5,240,465	$5,242,037	$48,252	(c)	$(551)		$(443)
BlackRock Cash Funds: Treasury, SL Agency Shares	287,312	939,300	(b)	—		1,226,612	1,226,612	13,196		—		—
BlackRock Inc.	1,612	130		(156)		1,586	759,789	13,166		34,904		66,870
PNC Financial Services Group Inc. (The)	6,510	749		(1,525)		5,734	823,058	19,874		48,924		74,454

							$8,051,496	$94,488		$83,277		$140,881

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE E-Mini	14	09/21/18	$1,371	$(8,855)
S&P 500 E-Mini Index	15	09/21/18	2,177	60,271

				$51,416

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$60,271

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$8,855

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss)from:
Futures contracts	$196,863

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$51,416

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,463,971

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI World ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$561,093,160	$309,563	$192	$561,402,915
Preferred Stocks	1,104,099	—	—	1,104,099
Money Market Funds	6,468,649	—	—	6,468,649

	$568,665,908	$309,563	$192	$568,975,663

Derivative financial instruments(a)
Assets
Futures Contracts	$60,271	$—	$—	$60,271
Liabilities
Futures Contracts	(8,855)	—	—	(8,855)

	$51,416	$—	$—	$51,416

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Statements of Assets and Liabilities

August 31, 2018

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$523,050,807	$560,924,167
Affiliated(c)	2,635,674	8,051,496
Cash	14,237,465	—
Cash pledged:
Futures contracts	—	167,000
Foreign currency, at value(d)	12,444,414	1,018,472
Receivables:
Investments sold	12,563,648	335,517
Securities lending income — Affiliated	1,539	3,453
Dividends	214,870	1,159,419
Tax reclaims	—	261,542
Unrealized appreciation on:
Forward foreign currency exchange contracts	7,963	—

Total assets	565,156,380	571,921,066

LIABILITIES
Collateral on securities loaned, at value	2,634,696	5,241,933
Deferred foreign capital gain tax	6,179	—
Payables:
Investments purchased	25,192,195	312,666
Variation margin on futures contracts	—	9,768
Bank borrowings	13,504,667	—
Investment advisory fees	365,203	114,095
Unrealized depreciation on:
Forward foreign currency exchange contracts	7,965	—

Total liabilities	41,710,905	5,678,462

NET ASSETS	$523,445,475	$566,242,604

NET ASSETS CONSIST OF:
Paid-in capital	$632,835,133	$484,336,444
Undistributed net investment income	1,425,283	1,827,733
Accumulated net realized loss	(151,335,958)	(4,706,803)
Net unrealized appreciation	40,521,017	84,785,230

NET ASSETS	$523,445,475	$566,242,604

Shares outstanding	18,500,000	6,200,000

Net asset value	$28.29	$91.33

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Securities loaned, at value	$2,694,700	$5,062,020
(b) Investments, at cost — Unaffiliated	$482,520,146	$476,585,729
(c) Investments, at cost — Affiliated	$2,635,361	$7,655,341
(d) Foreign currency, at cost	$12,446,690	$1,022,151

See notes to financial statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2018

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$24,632,478	$13,286,296
Dividends — Affiliated	44,827	46,236
Interest — Unaffiliated	4,742	—
Securities lending income — Affiliated — net	18,654	48,252
Foreign taxes withheld	(1,200,941)	(627,210)
Other foreign taxes	—	(252)

Total investment income	23,499,760	12,753,322

EXPENSES
Investment advisory fees	5,304,003	1,314,938
Commitment fees	8,933	—
Proxy fees	64	49
Interest expense	13,368	—
Pakistan income taxes	144,981	—

Total expenses	5,471,349	1,314,987

Net investment income	18,028,411	11,438,335

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(33,558,001)	(1,008,219)
Investments — Affiliated	46	4,482
In-kind redemptions — Unaffiliated	13,732,096	15,526,409
In-kind redemptions — Affiliated	—	78,795
Futures contracts	—	196,863
Foreign currency transactions	(865,143)	(69,577)

Net realized gain (loss)	(20,691,002)	14,728,753

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	(22,987,664)	41,821,386
Investments — Affiliated	(350)	140,881
Futures contracts	—	51,416
Forward foreign currency exchange contracts	(2)	—
Foreign currency translations	(4,471)	(13,645)

Net change in unrealized appreciation (depreciation)	(22,992,487)	42,000,038

Net realized and unrealized gain (loss)	(43,683,489)	56,728,791

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,655,078)	$68,167,126

(a) Net of foreign capital gain tax of (Includes accrual adjustment for foreign capital gain taxes of $ 2,151,590)	$(1,987,473)	$—
(b) Net of deferred foreign capital gain tax of	$(8,839,023)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	iShares MSCI Frontier 100 ETF		iShares MSCI World ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,028,411	$14,581,528	$11,438,335	$8,910,122
Net realized gain (loss)	(20,691,002)	(15,129,495)	14,728,753	3,197,908
Net change in unrealized appreciation (depreciation)	(22,992,487)	133,152,000	42,000,038	48,995,699

Net increase (decrease) in net assets resulting from operations	(25,655,078)	132,604,033	68,167,126	61,103,729

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(24,308,098)	(6,259,265)	(11,541,113)	(8,262,836)

Decrease in net assets resulting from distributions to shareholders	(24,308,098)	(6,259,265)	(11,541,113)	(8,262,836)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(54,217,461)	93,558,846	(152,528)	168,324,776

NET ASSETS
Total increase (decrease) in net assets	(104,180,637)	219,903,614	56,473,485	221,165,669
Beginning of year	627,626,112	407,722,498	509,769,119	288,603,450

End of year	$523,445,475	$627,626,112	$566,242,604	$509,769,119

Undistributed net investment income included in net assets at end of year	$1,425,283	$4,578,443	$1,827,733	$1,667,798

See notes to financial statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Frontier 100 ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$30.62	$24.20	$26.20	$37.79	$30.12

Net investment income(a)	0.87	0.72	0.76	0.77	1.09
Net realized and unrealized gain (loss)(b)	(1.99)	6.00	(2.17)	(8.78)	7.47

Net increase (decrease) from investment operations	(1.12)	6.72	(1.41)	(8.01)	8.56

Distributions(c)
From net investment income	(1.21)	(0.30)	(0.59)	(0.76)	(0.89)
From net realized gain	—	—	—	(2.82)	—

Total distributions	(1.21)	(0.30)	(0.59)	(3.58)	(0.89)

Net asset value, end of year	$28.29	$30.62	$24.20	$26.20	$37.79

Total Return
Based on net asset value	(3.92)%	27.91%	(5.45)%	(21.70)%	28.56%

Ratios to Average Net Assets
Total expenses	0.81%	0.80%	0.79%	0.79%	0.79%

Net investment income	2.69%	2.65%	3.03%	2.43%	3.07%

Supplemental Data
Net assets, end of year (000)	$523,445	$627,626	$407,722	$502,993	$799,349

Portfolio turnover rate(d)	35%	32%	20%	47%	61%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI World ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$82.22	$72.15	$68.95	$73.36	$61.76

Net investment income(a)	1.84	1.74	1.62	1.64	1.81
Net realized and unrealized gain (loss)(b)	9.15	9.90	3.16	(4.49)	11.16

Net increase (decrease) from investment operations	10.99	11.64	4.78	(2.85)	12.97

Distributions(c)
From net investment income	(1.88)	(1.57)	(1.58)	(1.56)	(1.37)

Total distributions	(1.88)	(1.57)	(1.58)	(1.56)	(1.37)

Net asset value, end of year	$91.33	$82.22	$72.15	$68.95	$73.36

Total Return
Based on net asset value	13.46%	16.29%	7.05%	(3.97)%	21.07%

Ratios to Average Net Assets
Total expenses	0.24%	0.24%	0.24%	0.24%	0.24%

Net investment income	2.09%	2.25%	2.34%	2.25%	2.57%

Supplemental Data
Net assets, end of year (000)	$566,243	$509,769	$288,603	$206,842	$168,728

Portfolio turnover rate(d)	3%	3%	5%	5%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Frontier 100	Diversified
MSCI World	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.
•

Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

MSCI Frontier 100
Credit Suisse Securities (USA) LLC	$31,850	$28,886	$—	$(2,964	)(b)
JPMorgan Securities LLC	336,700	314,617	—	(22,083	)(b)
Merrill Lynch, Pierce, Fenner & Smith	743,880	674,646	—	(69,234	)(b)
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,466,288	1,466,288	—	—
National Financial Services LLC	114,632	107,065	—	(7,567	)(b)
SG Americas Securities LLC	1,350	1,350	—	—

	$2,694,700	$2,592,852	$—	$(101,848)

MSCI World
Barclays Bank PLC	$253,115	$253,115	$—	$—
BNP Paribas Securities Corp.	93,121	93,121	—	—
Citigroup Global Markets Inc.	345,294	345,294	—	—
Credit Suisse Securities (USA) LLC	270,682	270,682	—	—
Goldman Sachs & Co.	899,697	899,697	—	—
HSBC Bank PLC	226,271	226,271	—	—
Jefferies LLC	341,109	341,109	—	—
JPMorgan Securities LLC	565,718	565,718	—	—
Macquarie Bank Limited	54,680	54,680	—	—
Merrill Lynch, Pierce, Fenner & Smith	568,222	568,222	—	—
Morgan Stanley & Co. LLC	726,760	726,760	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	173,916	173,916	—	—
Nomura Securities International Inc.	37,993	37,993	—	—
State Street Bank & Trust Company	324,467	324,467	—	—
Wells Fargo Bank, National Association	2,009	2,009	—	—
Wells Fargo Securities LLC	178,966	178,966	—	—

	$5,062,020	$5,062,020	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

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Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Frontier 100	0.79%
MSCI World	0.24

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Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Frontier 100	$5,779
MSCI World	13,524

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Frontier 100	$—	$4,100,985
MSCI World	2,418,094	2,278,151

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Frontier 100	$230,130,386	$267,808,351
MSCI World	25,124,075	15,848,118

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Frontier 100	$19,827,784	$33,951,008
MSCI World	43,036,221	51,824,681

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Notes to Financial Statements   (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to foreign currency transactions, passive foreign investment companies, the characterization of corporate actions, realized gains (losses) from in-kind redemptions and the characterization of expenses, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Frontier 100	$13,077,871	$3,126,527	$(16,204,398)
MSCI World	15,115,667	262,713	(15,378,380)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Frontier 100 Ordinary income	$24,308,098	$6,259,265

MSCI World Ordinary income	$11,541,113	$8,262,836

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
MSCI Frontier 100	$1,739,116	$(125,262,256)	$14,133,482	$(109,389,658)
MSCI World	2,313,319	(2,981,594)	82,574,435	81,906,160

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

As of August 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
MSCI Frontier 100	$125,262,256
MSCI World	2,981,594

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Frontier 100	$511,543,044	$100,625,153	$(86,481,716)	$14,143,437
MSCI World	486,400,449	111,761,828	(29,186,614)	82,575,214

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Notes to Financial Statements  (continued)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	LINE OF CREDIT

The iShares MSCI Frontier 100 ETF, along with certain other iShares funds, is a party to a $275 million credit agreement with State Street Bank and Trust Company, which expires on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2018, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Frontier 100	$13,500,000	$373,973	2.91%

At a meeting held on September 12-13, 2018, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $300 million and (ii) extending the expiration date to October 23, 2019. These changes to the credit agreement are expected to be effective on or around October 25, 2018.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.
BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17

iShares ETF	Shares	Amount	Shares	Amount

MSCI Frontier 100
Shares sold	3,100,000	$105,659,783	4,500,000	$117,275,876
Shares redeemed	(5,100,000)	(159,877,244)	(850,000)	(23,717,030)

Net increase (decrease)	(2,000,000)	$(54,217,461)	3,650,000	$93,558,846

MSCI World
Shares sold	600,000	$53,126,579	2,600,000	$196,779,133
Shares redeemed	(600,000)	(53,279,107)	(400,000)	(28,454,357)

Net increase (decrease)	—	$(152,528)	2,200,000	$168,324,776

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Frontier 100 ETF and iShares MSCI World ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Frontier 100 ETF and iShares MSCI World ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	41

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI World	48.92%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI Frontier 100	$9,816,050
MSCI World	12,561,131

For the fiscal year ended August 31, 2018, the iShares MSCI Frontier 100 ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned
MSCI Frontier 100	$24,632,478

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI Frontier 100 ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Board Review and Approval of Investment Advisory Contract  (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI World ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018,

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Frontier 100	$1.206139	$—	$—	$1.206139	100%	—%	—%	100%
MSCI World	1.868304	—	0.010149	1.878453	99	—	1	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

S U P P L E M E N T A L I N F O R M A T I O N	47

Supplemental Information  (unaudited) (continued)

iShares MSCI Frontier 100 ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	7	0.51
Greater than 2.5% and Less than 3.0%	18	1.30
Greater than 2.0% and Less than 2.5%	70	5.06
Greater than 1.5% and Less than 2.0%	220	15.90
Greater than 1.0% and Less than 1.5%	234	16.90
Greater than 0.5% and Less than 1.0%	180	13.01
Greater than 0.0% and Less than 0.5%	122	8.82
At NAV	2	0.14
Less than 0.0% and Greater than –0.5%	119	8.60
Less than –0.5% and Greater than –1.0%	156	11.27
Less than –1.0% and Greater than –1.5%	124	8.96
Less than –1.5% and Greater than –2.0%	67	4.84
Less than –2.0% and Greater than –2.5%	40	2.89
Less than –2.5% and Greater than –3.0%	17	1.23
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –6.0%	1	0.07

	1,384	100.00%

iShares MSCI World ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	37	2.67
Greater than 1.5% and Less than 2.0%	37	2.67
Greater than 1.0% and Less than 1.5%	43	3.11
Greater than 0.5% and Less than 1.0%	158	11.42
Greater than 0.0% and Less than 0.5%	853	61.64
At NAV	11	0.79
Less than 0.0% and Greater than –0.5%	227	16.41
Less than –0.5% and Greater than –1.0%	13	0.94
Less than –1.0% and Greater than –1.5%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07

	1,384	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Frontier 100 ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017 was USD 68.02 thousand. This figure is comprised of fixed remuneration of USD 27.11 thousand and variable remuneration of USD 40.91 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 9.52 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.77 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	49

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	51

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

SDR	Swedish Depositary Receipt

Counterparty Abbreviations

BOA	Bank of America N.A.

SSBL	State Street Bank London

Currency Abbreviations

EUR	Euro

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	53

        For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca

▶	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca

▶	iShares MSCI Global Gold Miners ETF | RING | NASDAQ

▶	iShares MSCI Global Metals & Mining Producers ETF | PICK | Cboe BZX

▶	iShares MSCI Global Silver Miners ETF | SLVP | Cboe BZX

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® MSCI Global Agriculture Producers ETF

Investment Objective

The iShares MSCI Global Agriculture Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCI ACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	9.49%	5.52%	4.33%	9.49%	30.80%	32.20%
Fund Market	9.15	5.42	4.29	9.15	30.22	31.88
Index	9.22	5.50	4.38	9.22	30.71	32.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 997.10	$ 1.91		$ 1,000.00	$ 1,023.30	$ 1.94		0.38%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Global Agriculture Producers ETF

Portfolio Management Commentary

The Food and Agriculture Organization Food Price Index, a broad measure of global food prices, declined during the reporting period. Four out of five food groups that make up the index — meat, dairy, vegetable oils, and sugar — decreased, while only cereals prices rose. Analysts attribute the lower prices to uncertainty around U.S. trade policies, as well as the strength of the U.S. dollar. Many agricultural commodities are priced in U.S. dollars, so a stronger U.S. dollar makes them more expensive for foreign buyers. The supply of many commodities rose, weighing on prices. For example, U.S. corn and soy production hit record highs, while Russian grain production expanded, positioning the country among the world’s largest wheat exporters. Meat supplies also increased. According to the U.S. Department of Agriculture, the supply of beef cows and hogs in the U.S rose to the highest recorded level in July 2018. However, production did not increase uniformly across products and geographies — E.U. agricultural production was disrupted by heatwaves during the reporting period.

In country terms, agricultural producers in the U.S., which made up nearly 50% of the Index on average during the reporting period, contributed the most to the Index’s return. Machinery, agricultural products, and fertilizer and agricultural chemicals companies in the U.S. benefited from broad strength in agricultural activity. Canada was also a noteworthy contributor to the Index’s performance. The country’s potash fertilizer providers posted higher profits as prices rose amid strong demand, low inventories, and supply disruptions in China. On the downside, Japanese stocks detracted from the Index’s return amid concerns over potential trade disruptions to the global economy and higher input costs.

In sector terms, materials contributed the most to the Index’s performance. Companies in the fertilizer and agricultural chemicals industry generated solid profits as agricultural output rose, necessitating greater fertilizer use, even as fertilizer prices increased. In the industrials sector, agricultural and farm machinery companies benefited from rising demand from agricultural producers for new, more productive equipment.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Fertilizers & Agricultural Chemicals	35.1%
Agricultural & Farm Machinery	26.2
Agricultural Products	23.7
Packaged Foods & Meats	15.0

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
United States	44.6%
Canada	11.1
Norway	8.0
Japan	7.3
Italy	3.7
Malaysia	3.0
India	2.6
Singapore	2.1
Hong Kong	2.0
Australia	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® MSCI Global Energy Producers ETF

Investment Objective

The iShares MSCI Global Energy Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	26.48%	1.68%	1.45%	26.48%	8.69%	9.92%
Fund Market	26.79	1.76	1.49	26.79	9.12	10.23
Index	25.83	1.47	1.26	25.83	7.58	8.62

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,121.70	$ 2.09		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Global Energy Producers ETF

Portfolio Management Commentary

Energy prices rose during the reporting period, led by a significant increase in the price of crude oil. In terms of supply, OPEC countries continued to limit output but agreed in June 2018 to raise production modestly in response to rising prices. Indeed, crude oil supply reached a record high of 100 million barrels per day in August, reflecting increased production by Saudi Arabia. U.S. crude oil output also expanded, allowing the U.S. to overtake Saudi Arabia as the world’s number-two oil producing country during the reporting period. On the other hand, Venezuela’s production declined to the lowest level in 50 years amid the country’s ongoing crisis, while Iran’s exports were pressured by pending U.S. trade sanctions. Gasoline prices also rose during the reporting period. A key support for prices came from U.S. gasoline demand, which reached its highest level since the Energy Information Administration started tracking the data in 1991.

In country terms, the U.S., which made up nearly 50% of the Index on average during the reporting period, contributed the most to the Index’s return. Large-capitalization energy companies in the U.S. generated the highest year-over-year profit growth of all sectors in the S&P 500 during the second quarter of 2018. The rebound in oil prices helped every industry in the sector post positive earnings growth. The U.K. was another source of strength, as large refiners and producers raised output and benefited from higher oil prices.

From an industry perspective, integrated oil and gas companies drove the Index’s performance. As oil prices rose, these companies realized greater profits from their production and refining efforts, while also generating high margins from their retail, chemicals, and commodities trading businesses. Performance was also quite strong for oil and gas exploration and production companies, which increased operational efficiency and cut costs following the 2014-15 decline in oil prices and were therefore well positioned for the rebound in prices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Integrated Oil & Gas	58.5%
Oil & Gas Exploration & Production	28.9
Oil & Gas Refining & Marketing	11.0
Coal & Consumable Fuels	1.6

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
United States	48.7%
United Kingdom	16.6
Canada	7.7
France	5.8
Russia	3.0
India	2.6
China	2.3
Australia	1.9
Italy	1.9
Japan	1.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® MSCI Global Gold Miners ETF

Investment Objective

The iShares MSCI Global Gold Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(27.22)%	(8.25)%	(16.39)%	(27.22)%	(34.97)%	(69.24)%
Fund Market	(27.80)	(8.33)	(16.42)	(27.80)	(35.27)	(69.31)
Index	(27.07)	(8.07)	(16.26)	(27.07)	(34.36)	(68.90)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 842.80	$ 1.81		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Global Gold Miners ETF

Portfolio Management Commentary

The price of gold traded in a range between approximately $1,250 and $1,350 per ounce through mid-April 2018, then declined for the remainder of the reporting period, finishing at approximately $1,200 per ounce. Total gold supply rose modestly year-over-year through June 2018, the latest period for which data were available, as mine production and recycled gold supply edged up. Meanwhile, gold demand for the first half of 2018 was the lowest of any comparable period since 2009. Jewelry demand was affected by the high price of gold in U.S. dollar terms. Gold is priced in U.S. dollars, so a stronger U.S. currency made gold more expensive for foreign buyers.

Gold is typically viewed as a store of value relative to fiat currencies (those created by government decree with no inherent value of their own) during periods of rising inflation and economic and financial uncertainty. Although inflation generally rose in the developed world, it remained low by historical standards. Despite a brief surge in volatility in early 2018, financial markets in most developed countries subsequently rallied, producing strong gains amid low volatility. In that environment, investment demand for gold was slightly positive, but significantly lower than in the prior reporting period.

Price declines in the precious metal created a difficult environment for gold mining stocks. From a country perspective, gold mining stocks in Canada detracted the most from the Index’s performance. These stocks made up more than 50% of the Index on average and generally performed very poorly. Declining output and rising production costs weighed on earnings. South African gold mining stocks also detracted from performance amid slower output and higher production costs. The U.S. was another significant detractor from the Index’s performance. The largest gold mining company in the world by production volume is a U.S. company. Its stock price action closely mirrored that of gold — peaking in April 2018 and falling sharply thereafter — helping make the U.S. a significant detractor from the Index’s performance.

Portfolio Information

ALLOCATION BY COUNTRY

Country	Percent of Total Investments(a)
Canada	51.9%
United States	16.5
Australia	13.0
South Africa	8.5
United Kingdom	6.7
Peru	2.7
Turkey	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Newmont Mining Corp.	15.4%
Barrick Gold Corp.	10.9
Newcrest Mining Ltd.	9.6
Goldcorp Inc.	8.3
Randgold Resources Ltd.	4.6
Agnico Eagle Mines Ltd.	4.4
Kirkland Lake Gold Ltd.	4.0
Kinross Gold Corp.	4.0
AngloGold Ashanti Ltd.	3.5
Yamana Gold Inc.	3.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI Global Metals & Mining Producers ETF

Investment Objective

The iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.10)%	1.03%	(3.49)%	(0.10)%	5.24%	(20.89)%
Fund Market	(0.99)	1.16	(3.56)	(0.99)	5.96	(21.25)
Index	0.56	1.27	(3.38)	0.56	6.53	(20.27)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 885.00	$ 1.85		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Global Metals & Mining Producers ETF

Portfolio Management Commentary

Pricing for nonferrous metals was mixed during the reporting period, reflecting the divergence in global economic growth and currencies as well as uncertainty around global trade. The U.S. economy continued to grow, while many other leading economies and regions posted slowdowns from late 2017 into 2018. Slower global growth is noteworthy because it decreases demand for industrial commodities. In currency terms, stronger growth and higher interest rates in the U.S. contributed to a stronger U.S. dollar. That strength weighed on demand for commodities priced in U.S. dollars, which became more expensive for foreign buyers. Consequently, the prices of many commodities moved inversely to the U.S. dollar, peaking in early 2018 then declining for the remainder of the reporting period. Steel was a notable exception to these trends. The price of steel fluctuated throughout the first half of the reporting period before bottoming in April 2018 then rallying to finish the reporting period near an all-time high.

In country terms, Australia contributed the most to the Index’s performance, led by diversified metals and mining companies, which increased production and profits. The U.S. was another source of strength, reflecting gains by steel manufacturers. On the downside, Canada detracted the most from the Index’s performance, as it was home to a number of poor-performing copper mining companies. Japanese stocks struggled amid a product-quality scandal at a leading steel producer and concerns over the effect of tariffs.

In industry terms, steel stocks were the leading sources of strength. After the imposition of tariffs, U.S. steel prices rose sharply, benefiting U.S. steel companies. Other leading global steel makers advanced as well, as did companies producing iron ore used in the steel manufacturing process. Select diversified metals and mining companies also helped performance, benefiting from rising production, operational efficiencies, and exposure to a diverse array of metals with varied pricing. On the downside, copper companies were the main source of weakness. Their performance reflected declines in copper prices, which reached a 13-month low during the reporting period, amid uncertainty around Chinese demand.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Diversified Metals & Mining	49.8%
Steel	37.3
Copper	7.1
Aluminum	4.5
Precious Metals & Minerals	1.3

TEN LARGEST COUNTRIES

Country	Percent of Total Investments(a)
United Kingdom	23.8%
Australia	18.9
United States	12.4
Japan	7.7
Brazil	6.5
Canada	4.4
South Korea	4.3
Netherlands	3.0
Russia	3.0
India	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® MSCI Global Silver Miners ETF

Investment Objective

The iShares MSCI Global Silver Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(25.87)%	(8.15)%	(13.86)%	(25.87)%	(34.61)%	(62.56)%
Fund Market	(26.50)	(8.35)	(13.89)	(26.50)	(35.34)	(62.65)
Index	(25.93)	(8.15)	(13.85)	(25.93)	(34.63)	(62.53)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 865.20	$ 1.83		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Global Silver Miners ETF

Portfolio Management Commentary

The price per ounce of silver declined from approximately $17.50 to $14.50 during the reporting period. In terms of supply and demand, global silver supply declined as both mine output and above-ground scrap supply decreased. Output at a key silver mine in the U.S. was disrupted by strikes, while in Guatemala, the government shut down a mine over a licensing dispute with a mining company. Demand was mixed. Approximately 60% of silver production is used in industrial applications, so stronger economic growth in 2017 helped support industrial demand, though investment demand declined. Industrial fabrication demand is driven by silver’s use in solar and electrical components. Consequently, silver often tends to trade like other industrial metals, whose prices generally declined in 2018 as global growth moderated during the second half of the reporting period.

In addition, fluctuations in the U.S. dollar affected silver’s price performance. Silver is priced in U.S. dollars, so a stronger U.S. dollar makes silver more expensive for foreign buyers. The U.S. dollar strengthened in 2018 as the U.S. economy diverged from many other developed economies, and the Fed continued to raise interest rates. That strength was important for silver because its price action tended to mirror that of the U.S. dollar, rising through early 2018, then declining for the rest of the reporting period.

Stocks of Canadian silver mining companies, which made up almost 60% of the Index on average during the reporting period, were the main detractors from the Index’s performance, due to the decline in silver prices. The largest silver mining company in the world, as measured by provable reserves, is a Canadian company. Its stock price was further affected by lower-than-expected production. The U.K. was another notable source of weakness. U.K. mining companies reported lower earnings due to decreases in silver prices and production as well as disadvantageous foreign exchange effects. The U.S. also detracted from the Index’s return. U.S. silver mining companies declined on investor concerns about their capital allocation decisions and lower production levels.

Portfolio Information

ALLOCATION BY COUNTRY

Country	Percent of Total Investments(a)
Canada	61.7%
United States	11.7
United Kingdom	10.8
Mexico	7.5
Peru	4.6
Japan	2.8
China	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Wheaton Precious Metals Corp.	21.4%
Fresnillo PLC	8.3
Industrias Penoles SAB de CV	7.5
Pan American Silver Corp.	7.0
Hecla Mining Co.	4.6
Cia. de Minas Buenaventura SAA	4.6
SSR Mining Inc.	4.4
Tahoe Resources Inc.	4.1
Coeur Mining Inc.	4.1
First Majestic Silver Corp.	4.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments	iShares® MSCI Global Agriculture Producers ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.9%
Australian Agricultural Co. Ltd.(a)(b)	38,893	$37,269
Costa Group Holdings Ltd.	29,118	152,250
Elders Ltd.	11,155	53,647
GrainCorp Ltd., Class A	22,908	129,389
Inghams Group Ltd.(b)	25,691	68,002
Nufarm Ltd./Australia	23,023	114,054
Select Harvests Ltd.	9,683	39,636
Tassal Group Ltd.	17,664	56,847

		651,094

Brazil — 0.4%
Sao Martinho SA	16,100	74,050
SLC Agricola SA	4,600	73,688

		147,738

Canada — 11.1%
Ag Growth International Inc.	1,679	78,817
Nutrien Ltd.	63,986	3,598,860
Rogers Sugar Inc.	9,522	39,579

		3,717,256

China — 1.0%
Beijing Dabeinong Technology Group Co. Ltd., Class A	6,900	3,454
China Agri-Industries Holdings Ltd.	207,200	82,364
China BlueChemical Ltd., Class H	184,000	64,233
China Huishan Dairy Holdings Co. Ltd.(a)(c)	295,050	5,639
China Modern Dairy Holdings Ltd.(a)	184,000	28,131
China Shengmu Organic Milk Ltd.(a)(b)(d)	368,000	18,286
COFCO Meat Holdings Ltd.(a)(b)	69,000	10,549
First Tractor Co. Ltd., Class H(a)	46,000	13,069
Henan Shuanghui Investment & Development Co. Ltd., Class A	4,600	15,688
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	9,200	32,587
Muyuan Foodstuff Co. Ltd., Class A	2,300	7,730
New Hope Liuhe Co. Ltd., Class A	4,600	4,080
Qinghai Salt Lake Industry Co. Ltd., Class A(a)	2,300	2,841
Sinofert Holdings Ltd.(a)(b)	230,000	26,373
Tongwei Co. Ltd., Class A	4,600	4,309

		319,333

Finland — 0.1%
Ponsse OYJ	1,127	40,911

Germany — 1.9%
K+S AG, Registered	19,251	438,899
KWS Saat SE(b)	230	90,049
Suedzucker AG(b)	7,176	98,856

		627,804

Hong Kong — 2.0%
WH Group Ltd.(d)	885,500	667,885

India — 2.6%
Bayer CropScience Ltd./India	828	51,406
Chambal Fertilizers and Chemicals Ltd.	10,097	23,511
Coromandel International Ltd.	7,061	41,843
Deepak Fertilisers & Petrochemicals Corp. Ltd.	1,771	6,305
Dhanuka Agritech Ltd.	1,012	7,868
EID Parry India Ltd.	5,382	16,413
Escorts Ltd.	6,049	74,177
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	3,795	20,961
Jain Irrigation Systems Ltd.	31,303	37,625
Kaveri Seed Co. Ltd.	3,059	27,719

Security	Shares	Value

India (continued)
KRBL Ltd.	4,830	$26,164
Monsanto India Ltd.	483	19,748
Rallis India Ltd.	4,853	14,321
Sharda Cropchem Ltd.	2,277	12,936
Tata Global Beverages Ltd.	30,130	99,532
UPL Ltd.	35,719	360,230
Venky’s India Ltd.	368	14,377

		855,136

Indonesia — 1.4%
Charoen Pokphand Indonesia Tbk PT	745,200	251,941
Eagle High Plantations Tbk PT(a)	982,100	14,668
Inti Agri Resources Tbk PT(a)	3,261,400	61,110
Japfa Comfeed Indonesia Tbk PT	450,800	67,329
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	271,400	25,703
Salim Ivomas Pratama Tbk PT	273,700	9,384
Sawit Sumbermas Sarana Tbk PT	351,900	31,057
Tunas Baru Lampung Tbk PT	255,300	20,192

		481,384

Ireland — 0.2%
Origin Enterprises PLC	12,466	81,223

Israel — 1.6%
Israel Chemicals Ltd.	70,909	415,084
Israel Corp. Ltd. (The)	391	117,863

		532,947

Italy — 3.7%
CNH Industrial NV	102,925	1,233,458

Japan — 7.3%
Chubu Shiryo Co. Ltd.	2,300	31,113
Hokuto Corp.	2,300	39,555
Iseki & Co. Ltd.	2,300	41,215
Kubota Corp.	98,900	1,548,810
Kumiai Chemical Industry Co. Ltd.	9,200	78,572
Maruha Nichiro Corp.	4,600	159,922
Mitsui Sugar Co. Ltd.	2,300	62,849
NH Foods Ltd.	9,200	336,439
Nihon Nohyaku Co. Ltd.	4,600	32,814
Sakata Seed Corp.	2,300	79,754
YAMABIKO Corp.	2,300	27,131

		2,438,174

Malaysia — 3.0%
Boustead Plantations Bhd	59,800	18,190
FGV Holdings Bhd(b)	158,700	58,313
Genting Plantations Bhd	25,300	58,055
IOI Corp. Bhd	190,900	209,969
Kuala Lumpur Kepong Bhd	43,700	262,232
QL Resources Bhd	66,705	94,632
Sime Darby Plantation Bhd	239,200	311,987

		1,013,378

Mexico — 0.3%
Industrias Bachoco SAB de CV, Series B	18,400	88,928

Netherlands — 0.8%
ForFarmers NV	3,887	43,507
OCI NV(a)	7,406	239,118

		282,625

Norway — 8.0%
Austevoll Seafood ASA	9,223	121,757

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued)	iShares® MSCI Global Agriculture Producers ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Bakkafrost P/F	4,186	$239,666
Grieg Seafood ASA	5,129	59,155
Leroy Seafood Group ASA	29,946	228,748
Marine Harvest ASA	41,906	907,754
Norway Royal Salmon ASA	1,335	32,326
Salmar ASA	5,129	247,903
Yara International ASA	17,940	828,063

		2,665,372

Pakistan — 0.6%
Engro Corp. Ltd./Pakistan	27,600	73,132
Engro Fertilizers Ltd.	57,967	36,858
Fauji Fertilizer Bin Qasim Ltd.	34,500	11,524
Fauji Fertilizer Co. Ltd.	48,100	37,771
Millat Tractors Ltd.	2,760	27,886

		187,171

Poland — 0.1%
Grupa Azoty SA	4,370	45,120

Russia — 0.6%
PhosAgro PJSC, GDR, NVS(e)	11,661	154,508
Ros Agro PLC, GDR(e)	3,381	35,540

		190,048

Singapore — 2.1%
Bumitama Agri Ltd.	39,100	19,977
China XLX Fertiliser Ltd.	46,000	18,637
First Resources Ltd.(b)	57,500	66,731
Golden Agri-Resources Ltd.	641,700	133,488
Japfa Ltd.	36,800	17,996
Wilmar International Ltd.	193,200	451,254

		708,083

South Africa — 0.5%
Astral Foods Ltd.	4,094	72,336
Oceana Group Ltd.	4,117	22,171
Tongaat Hulett Ltd.	10,994	59,340

		153,847

South Korea — 0.4%
Dongwon Industries Co. Ltd.	138	37,378
Easy Bio Inc.	4,048	26,365
Farmsco	1,656	15,918
Harim Holdings Co. Ltd.	2,990	28,607
Namhae Chemical Corp.	2,254	27,538
Sajo Industries Co. Ltd.	253	13,341

		149,147

Sweden — 0.1%
Scandi Standard AB	5,543	33,247

Taiwan — 0.4%
Charoen Pokphand Enterprise	23,000	38,864
Taiwan Fertilizer Co. Ltd.	69,000	95,137

		134,001

Thailand — 1.0%
Charoen Pokphand Foods PCL, NVDR	347,300	273,235
GFPT PCL, NVDR(b)	50,600	22,880
Khon Kaen Sugar Industry PCL, NVDR	167,954	16,934
Thaifoods Group PCL, NVDR(b)	135,700	17,662

		330,711

Turkey — 0.0%
Turk Traktor ve Ziraat Makineleri AS	1,091	7,503

Security	Shares	Value

United Kingdom — 0.6%
Sirius Minerals PLC(a)	420,463	$196,739

United States — 44.4%
AGCO Corp.	6,348	378,721
AgroFresh Solutions Inc.(a)	2,783	18,507
American Vanguard Corp.	2,691	58,933
Archer-Daniels-Midland Co.	56,281	2,836,562
Bunge Ltd.	14,168	920,637
Cal-Maine Foods Inc.	3,128	154,679
CF Industries Holdings Inc.	23,460	1,218,747
Darling Ingredients Inc.(a)	16,629	328,922
Deere & Co.	30,912	4,445,145
FMC Corp.	13,524	1,155,626
Fresh Del Monte Produce Inc.	3,220	120,557
Ingredion Inc.	7,291	736,901
Intrepid Potash Inc.(a)	9,821	33,391
Lindsay Corp.	1,081	103,527
Mosaic Co. (The)	36,869	1,152,894
Sanderson Farms Inc.	2,070	218,923
Scotts Miracle-Gro Co. (The)	4,301	321,371
Titan International Inc.	5,037	37,677
Toro Co. (The)	10,787	655,742

		14,897,462

Total Common Stocks — 98.1% (Cost: $32,426,843)		32,877,725

Preferred Stocks

Chile — 1.6%
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares	12,075	524,590

Total Preferred Stocks — 1.6% (Cost: $442,067)		524,590

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(f)(g)(h)	311,298	311,391
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(f)(g)	31,148	31,148

		342,539

Total Short-Term Investments — 1.0% (Cost: $342,474)		342,539

Total Investments in Securities — 100.7% (Cost: $33,211,384)		33,744,854

Other Assets, Less Liabilities — (0.7)%		(223,640)

Net Assets — 100.0%		$33,521,214

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Global Agriculture Producers ETF
August 31, 2018

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at	Shares	Shares		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Purchased	Sold		08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation )

BlackRock Cash Funds: Institutional, SL Agency Shares	1,885,655	—	(1,574,357	)(b)	311,298	$311,391	$23,796	(c)	$(22)		$(62)
BlackRock Cash Funds: Treasury, SL Agency Shares	37,102	—	(5,954	)(b)	31,148	31,148	1,103		—		—
iShares India 50 ETF	22,680	4,117	(26,797)		—	—	1,308		137,122		(133,195)

						$342,539	$26,207		$137,100		$(133,257)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$32,872,086	$—	$5,639	$32,877,725
Preferred Stocks	524,590	—	—	524,590
Money Market Funds	342,539	—	—	342,539

	$33,739,215	$—	$5,639	$33,744,854

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments	iShares® MSCI Global Energy Producers ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.9%
Beach Energy Ltd.	32,487	$45,579
Karoon Gas Australia Ltd.(a)(b)	5,502	4,556
Oil Search Ltd.	25,893	167,783
Santos Ltd.	32,991	161,765
Washington H Soul Pattinson & Co. Ltd.	2,058	35,363
Whitehaven Coal Ltd.	12,600	45,835
Woodside Petroleum Ltd.	16,884	450,202

		911,083

Austria — 0.3%
OMV AG	2,625	139,363

Brazil — 0.7%
Dommo Energia SA(a)	14,200	6,893
Petroleo Brasileiro SA	56,700	303,861
QGEP Participacoes SA	2,100	6,218

		316,972

Canada — 7.6%
Advantage Oil & Gas Ltd.(a)(b)	4,473	13,310
ARC Resources Ltd.	7,035	74,723
Athabasca Oil Corp.(a)(b)	8,148	9,373
Baytex Energy Corp.(a)	10,467	31,386
Birchcliff Energy Ltd.	4,746	17,289
Bonavista Energy Corp.(b)	6,762	7,260
Bonterra Energy Corp.	882	13,041
Cameco Corp.	7,518	78,181
Canacol Energy Ltd.(a)	1,554	4,946
Canadian Natural Resources Ltd.	22,596	772,175
Cardinal Energy Ltd.	3,360	13,451
Cenovus Energy Inc.	19,320	179,280
Crescent Point Energy Corp.	11,004	67,596
Crew Energy Inc.(a)	3,717	5,274
Encana Corp.	18,249	241,836
Enerplus Corp.	4,410	54,586
Freehold Royalties Ltd.	1,869	16,856
Husky Energy Inc.	6,573	108,781
Imperial Oil Ltd.	5,166	161,127
Kelt Exploration Ltd.(a)	2,653	18,637
MEG Energy Corp.(a)(b)	4,431	28,001
NexGen Energy Ltd.(a)	6,217	12,110
NuVista Energy Ltd.(a)	3,066	17,752
Obsidian Energy Ltd.(a)(b)	7,980	7,833
Painted Pony Energy Ltd.(a)(b)	2,037	4,249
Paramount Resources Ltd., Class A(a)(b)	1,407	15,538
Parex Resources Inc.(a)	2,688	38,652
Pengrowth Energy Corp.(a)(b)	8,757	6,044
Peyto Exploration & Development Corp.	2,205	18,297
PrairieSky Royalty Ltd.	4,011	73,825
Seven Generations Energy Ltd., Class A(a)	4,880	57,484
Suncor Energy Inc.	29,925	1,232,847
Surge Energy Inc.	5,712	10,031
Tamarack Valley Energy Ltd.(a)	3,465	12,888
TORC Oil & Gas Ltd.	2,478	13,322
Tourmaline Oil Corp.	4,809	78,407
Ultra Petroleum Corp.(a)	3,360	4,402
Vermilion Energy Inc.	2,597	82,534
Whitecap Resources Inc.	8,043	49,777

		3,653,101

Security	Shares	Value

China — 2.3%
China Coal Energy Co. Ltd., Class H	20,000	$8,511
China Shenhua Energy Co. Ltd., Class H	63,000	140,465
CNOOC Ltd.	336,000	594,183
Inner Mongolia Yitai Coal Co. Ltd., Class B	21,000	25,263
PetroChina Co. Ltd., Class H	398,000	296,133
Yanzhou Coal Mining Co. Ltd., Class H	42,000	48,534

		1,113,089

Colombia — 0.2%
Ecopetrol SA	91,791	102,766

Finland — 0.4%
Neste OYJ	2,331	202,866

France — 5.8%
Esso SA Francaise	63	3,332
Etablissements Maurel et Prom(a)	819	5,574
TOTAL SA, NVS	44,184	2,769,353

		2,778,259

Greece — 0.1%
Motor Oil Hellas Corinth Refineries SA	1,065	25,154

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	7,602	77,850

India — 2.5%
Bharat Petroleum Corp. Ltd.	9,639	49,210
Coal India Ltd.	5,838	23,537
Gujarat Mineral Development Corp. Ltd.	3,885	6,291
Indian Oil Corp. Ltd.	3,801	8,336
Reliance Industries Ltd., GDR(c)	32,550	1,126,230

		1,213,604

Indonesia — 0.3%
Adaro Energy Tbk PT	260,400	32,970
Bumi Resources Tbk PT(a)	1,016,400	16,560
Delta Dunia Makmur Tbk PT(a)	94,500	4,427
Harum Energy Tbk PT	16,800	2,920
Indika Energy Tbk PT	29,400	6,526
Indo Tambangraya Megah Tbk PT	6,300	12,104
Medco Energi Internasional Tbk PT(a)	156,466	9,241
Sugih Energy Tbk PT(a)	618,000	2,098
United Tractors Tbk PT	29,400	68,660

		155,506

Israel — 0.2%
Jerusalem Oil Exploration(a)	231	12,957
Naphtha Israel Petroleum Corp. Ltd.	1,282	8,118
Oil Refineries Ltd.	38,619	20,268
Paz Oil Co. Ltd.	189	29,321

		70,664

Italy — 1.9%
Eni SpA	47,418	881,630
Saras SpA	9,492	24,054

		905,684

Japan — 1.7%
Idemitsu Kosan Co. Ltd.	2,100	106,245
Inpex Corp.	18,900	207,093
Japan Petroleum Exploration Co. Ltd.	100	2,134
JXTG Holdings Inc.	60,900	429,708
Showa Shell Sekiyu KK	4,200	84,882

		830,062

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Global Energy Producers ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia — 0.0%
Hengyuan Refining Co. Bhd	2,100	$3,797
Petron Malaysia Refining & Marketing Bhd	2,100	4,343

		8,140

New Zealand — 0.0%
New Zealand Refining Co. Ltd. (The)	3,465	5,932

Norway — 1.3%
Aker BP ASA	1,932	68,615
DNO ASA(a)	11,970	23,281
Equinor ASA	21,147	543,929

		635,825

Pakistan — 0.1%
Oil & Gas Development Co. Ltd.	16,800	20,631
Pakistan Oilfields Ltd.	2,176	11,274

		31,905

Philippines — 0.0%
Petron Corp.	79,800	13,522

Poland — 0.4%
Grupa Lotos SA	1,659	31,508
Lubelski Wegiel Bogdanka SA(a)	155	2,506
Polski Koncern Naftowy ORLEN SA	5,733	153,027

		187,041

Portugal — 0.4%
Galp Energia SGPS SA	9,177	186,535

Russia — 2.8%
LUKOIL PJSC	6,510	454,321
LUKOIL PJSC, ADR, NVS	1,344	92,736
Novatek PJSC, GDR, NVS(d)	1,659	277,053
Rosneft Oil Co. PJSC	9,280	60,031
Rosneft Oil Co. PJSC, GDR, NVS(d)	10,500	66,906
Surgutneftegas PJSC	71,400	30,467
Surgutneftegas PJSC, ADR, NVS	5,552	23,096
Tatneft PJSC	27,930	324,733

		1,329,343

South Africa — 0.1%
Exxaro Resources Ltd.	4,830	49,071

South Korea — 0.6%
SK Innovation Co. Ltd.	1,218	211,179
S-Oil Corp.	798	85,668

		296,847

Spain — 1.0%
Repsol SA	25,478	491,047

Sweden — 0.3%
Lundin Petroleum AB	3,339	116,106

Thailand — 0.5%
Bangchak Corp. PCL, NVDR(b)	10,500	11,549
Banpu PCL, NVDR	44,100	27,352
Esso Thailand PCL, NVDR	16,800	8,110
IRPC PCL, NVDR	191,100	40,579
PTT Exploration & Production PCL, NVDR	25,231	109,851
Thai Oil PCL, NVDR	21,000	54,056

		251,497

Turkey — 0.1%
Tupras Turkiye Petrol Rafinerileri AS	2,268	40,413

Security	Shares	Value

United Kingdom — 16.5%
BPPLC	368,256	$2,619,600
Cairn Energy PLC(a)	10,689	33,204
EnQuest PLC(a)	25,599	14,340
Faroe Petroleum PLC(a)	5,817	11,341
FLEX LNG Ltd.(a)(b)	3,339	4,711
Gulf Keystone Petroleum Ltd.(a)	4,221	14,676
Hurricane Energy PLC(a)(b)	24,927	15,953
Nostrum Oil & Gas PLC(a)	2,646	8,753
Ophir Energy PLC(a)	21,105	11,247
Premier Oil PLC(a)	15,981	25,756
Royal Dutch Shell PLC, Class A	84,477	2,746,620
Royal Dutch Shell PLC, Class B	69,111	2,282,055
Soco International PLC	4,578	5,302
Sound Energy PLC(a)	10,836	6,056
Stobart Group Ltd.	5,607	17,345
Tullow Oil PLC(a)	26,502	80,225

		7,897,184

United States — 48.4%
Alta Mesa Resources Inc.(a)(b)	1,365	6,470
Anadarko Petroleum Corp.	9,513	612,637
Andeavor	2,667	407,491
Antero Resources Corp.(a)	4,053	75,021
Apache Corp.	7,140	312,946
Arch Coal Inc., Class A	357	31,655
Bonanza Creek Energy Inc.(a)	294	9,114
Cabot Oil & Gas Corp.	8,631	205,677
California Resources Corp.(a)	819	34,021
Callon Petroleum Co.(a)(b)	4,137	46,748
Carrizo Oil & Gas Inc.(a)	1,722	41,707
Centennial Resource Development Inc./DE, Class A(a)(b)	2,583	49,774
Chesapeake Energy Corp.(a)(b)	17,073	75,633
Chevron Corp.	35,280	4,179,269
Cimarex Energy Co.	1,806	152,571
CNX Resources Corp.(a)	3,381	53,893
Concho Resources Inc.(a)	3,696	506,906
ConocoPhillips	21,567	1,583,665
CONSOL Energy Inc.(a)	378	16,216
Continental Resources Inc./OK(a)(b)	1,722	113,566
CVR Energy Inc.	483	18,378
Delek U.S. Holdings Inc.	1,365	74,393
Denbury Resources Inc.(a)	7,644	42,577
Devon Energy Corp.	9,723	417,408
Diamondback Energy Inc.(b)	1,785	216,128
Eclipse Resources Corp.(a)(b)	3,087	4,414
Energen Corp.(a)	1,638	127,027
EOG Resources Inc.	10,647	1,258,795
EQT Corp.	4,977	253,927
Extraction Oil & Gas Inc.(a)	2,079	24,012
Exxon Mobil Corp.	78,141	6,264,564
Gran Tierra Energy Inc.(a)(b)	6,783	23,401
Gulfport Energy Corp.(a)(b)	3,192	37,538
Halcon Resources Corp.(a)	2,961	13,561
Hess Corp.	5,145	346,464
HighPoint Resources Corp.(a)	2,247	12,381
HollyFrontier Corp.	3,045	226,913
Jagged Peak Energy Inc.(a)	1,008	13,316
Kosmos Energy Ltd.(a)	4,200	37,968
Laredo Petroleum Inc.(a)	3,423	28,377
Marathon Oil Corp.	15,666	336,976
Marathon Petroleum Corp.	8,568	705,061

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued)	iShares® MSCI Global Energy Producers ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Matador Resources Co.(a)(b)	1,911	$62,566
Midstates Petroleum Co. Inc.(a)	231	2,687
Murphy Oil Corp.	3,171	97,762
Newfield Exploration Co.(a)	3,738	101,973
Noble Energy Inc.	8,988	267,123
Oasis Petroleum Inc.(a)	5,124	68,969
Occidental Petroleum Corp.	14,112	1,127,125
Par Pacific Holdings Inc.(a)	357	7,251
Parsley Energy Inc., Class A(a)	4,536	125,965
PBF Energy Inc., Class A	1,890	98,129
PDC Energy Inc.(a)	1,218	64,176
Peabody Energy Corp.	1,491	61,593
Penn Virginia Corp.(a)	189	16,810
Pioneer Natural Resources Co.	3,129	546,636
QEP Resources Inc.(a)	4,599	45,852
Range Resources Corp.(b)	4,767	78,274
Resolute Energy Corp.(a)(b)	420	13,843
Ring Energy Inc.(a)(b)	1,008	11,894
SandRidge Energy Inc.(a)	588	9,326
SM Energy Co.	1,953	58,766
Southwestern Energy Co.(a)(b)	11,004	61,843
SRC Energy Inc.(a)	4,326	40,275
Talos Energy Inc.(a)	441	15,223
Tellurian Inc.(a)	1,428	13,809
Valero Energy Corp.	7,896	930,781
W&T Offshore Inc.(a)	1,701	11,516
Whiting Petroleum Corp.(a)	1,650	84,002
WildHorse Resource Development Corp.(a)	357	7,761
WPX Energy Inc.(a)	7,308	139,364

		23,169,853

Total Common Stocks — 98.6% (Cost: $44,509,124)		47,206,284

Preferred Stocks

Brazil — 0.7%
Petroleo Brasileiro SA, Preference Shares, NVS	71,400	333,769

Security	Shares	Value

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	138,600	$77,003

Total Preferred Stocks — 0.8% (Cost: $319,752)		410,772

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	554,418	554,585
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(e)(f)	70,523	70,523

		625,108

Total Short-Term Investments — 1.3% (Cost: $624,946)		625,108

Total Investments in Securities — 100.7% (Cost: $45,453,822)		48,242,164

Other Assets, Less Liabilities — (0.7)%		(353,107)

Net Assets — 100.0%		$47,889,057

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation	)

BlackRock Cash Funds: Institutional, SL Agency Shares	656,714	(102,296)	554,418	$554,585	$8,349	(b)	$(26)	$68
BlackRock Cash Funds: Treasury, SL Agency Shares	25,717	44,806	70,523	70,523	615		—	—

				$625,108	$8,964		$(26)	$68

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Global Energy Producers ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$47,206,284	$—	$—	$47,206,284
Preferred Stocks	410,772	—	—	410,772
Money Market Funds	625,108	—	—	625,108

	$48,242,164	$—	$—	$48,242,164

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments	iShares® MSCI Global Gold Miners ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 13.0%
Newcrest Mining Ltd.	1,587,826	$22,265,848
Resolute Mining Ltd.	2,223,066	2,033,768
St. Barbara Ltd.	1,581,695	4,506,896
Westgold Resources Ltd.(a)	1,524,245	1,526,733

		30,333,245
Canada — 51.8%
Agnico Eagle Mines Ltd.	298,463	10,295,537
Alacer Gold Corp.(a)	1,377,513	2,493,141
Alamos Gold Inc., Class A	1,163,118	5,120,056
Barrick Gold Corp.	2,471,824	25,306,837
Centerra Gold Inc.(a)	745,045	3,188,275
China Gold International Resources Corp. Ltd.(a)	1,271,022	1,783,788
Detour Gold Corp.(a)	368,317	3,011,051
Eldorado Gold Corp.(a)(b)	2,316,469	2,238,392
Endeavour Mining Corp.(a)(b)	194,906	2,961,071
Goldcorp Inc.	1,786,137	19,314,032
Guyana Goldfields Inc.(a)	526,433	1,489,733
IAMGOLD Corp.(a)	1,297,882	5,295,243
Kinross Gold Corp.(a)	3,073,670	9,193,077
Kirkland Lake Gold Ltd.	503,018	9,408,803
New Gold Inc.(a)(b)	1,838,427	1,804,660
Premier Gold Mines Ltd.(a)	463,667	668,503
SEMAFO Inc.(a)	1,237,148	3,102,476
SSR Mining Inc.(a)	326,882	2,847,793
Tahoe Resources Inc.	806,212	2,776,097
Torex Gold Resources Inc.(a)	151,799	1,025,614
Yamana Gold Inc.	2,650,888	7,359,342

		120,683,521
Peru — 2.7%
Cia. de Minas Buenaventura SAA, ADR, NVS	497,580	6,264,532

South Africa — 8.5%
AngloGold Ashanti Ltd.	1,013,251	8,153,727
Gold Fields Ltd.	2,275,479	5,591,144
Harmony Gold Mining Co. Ltd.	1,746,461	2,851,316
Sibanye Gold Ltd.(a)(b)	5,352,051	3,123,285

		19,719,472

Security	Shares	Value

Turkey — 0.7%
Koza Altin Isletmeleri AS(a)	242,518	$1,611,355

United Kingdom — 6.7%
Acacia Mining PLC(a)	377,709	540,019
Centamin PLC	3,220,618	4,273,903
Randgold Resources Ltd.	164,331	10,726,446

		15,540,368
United States — 16.4%
McEwen Mining Inc.(b)	1,237,978	2,438,817
Newmont Mining Corp.	1,156,772	35,894,635

		38,333,452

Total Common Stocks — 99.8% (Cost: $325,455,256)		232,485,945

Short-Term Investments

Money Market Funds — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	8,281,703	8,284,188
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	114,042	114,042

		8,398,230

Total Short-Term Investments — 3.6% (Cost: $8,396,140)		8,398,230

Total Investments in Securities — 103.4% (Cost: $333,851,396)		240,884,175

Other Assets, Less Liabilities — (3.4)%		(7,894,817)

Net Assets — 100.0%		$232,989,358

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

								Change in
	Shares		Shares					Unrealized
	Held at		Held at	Value at			Net Realized	Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	5,122,703	3,159,000	8,281,703	$8,284,188	$92,931	(b)	$(1,166)	$1,252
BlackRock Cash Funds: Treasury, SL Agency Shares	27,472	86,570	114,042	114,042	2,154		—	—

				$8,398,230	$95,085		$(1,166)	$1,252

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Global Gold Miners ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$232,485,945	$—	$—	$232,485,945
Money Market Funds	8,398,230	—	—	8,398,230

	$240,884,175	$—	$—	$240,884,175

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments	iShares® MSCI Global Metals & Mining Producers ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 18.8%
Altura Mining Ltd.(a)	530,613	$101,691
Alumina Ltd.	1,321,182	2,751,780
Ausdrill Ltd.	277,734	324,384
BHP Billiton Ltd.	1,686,582	40,507,447
BlueScope Steel Ltd.	292,581	3,662,703
Fortescue Metals Group Ltd.	750,114	2,083,133
Galaxy Resources Ltd.(a)(b)	204,287	403,331
Iluka Resources Ltd.	229,158	1,537,948
Independence Group NL(b)	268,569	831,301
Jacana Minerals Ltd.(a)(b)(c)	6,808	—
Kidman Resources Ltd.(a)(b)	186,615	148,456
Lynas Corp. Ltd.(a)(b)	356,526	564,669
Mineral Resources Ltd.	89,575	983,370
Orocobre Ltd.(a)(b)	113,013	347,357
OZ Minerals Ltd.	169,128	1,109,383
Pilbara Minerals Ltd.(a)(b)	822,150	478,636
Rio Tinto Ltd.	212,976	11,203,726
Sandfire Resources NL	91,089	467,717
Sims Metal Management Ltd.	89,001	808,431
South32 Ltd.	2,722,230	6,851,136
Syrah Resources Ltd.(a)(b)	156,861	288,142
Western Areas Ltd.	153,990	292,892

		75,747,633
Austria — 0.7%
Voestalpine AG	57,681	2,593,201

Belgium — 0.2%
Bekaert SA(b)	17,748	453,056
Nyrstar NV(a)(b)	45,675	236,061

		689,117
Brazil — 5.6%
Cia. Siderurgica Nacional SA(a)	313,200	667,434
Vale SA	1,670,462	21,739,806

		22,407,240
Canada — 4.3%
Altius Minerals Corp.(b)	24,012	227,791
First Quantum Minerals Ltd.	360,963	4,531,588
HudBay Minerals Inc.	136,503	638,574
Ivanhoe Mines Ltd., Class A(a)	281,358	500,595
Labrador Iron Ore Royalty Corp.	32,625	635,511
Lithium Americas Corp.(a)(b)	27,144	129,064
Lucara Diamond Corp.	155,817	261,697
Lundin Mining Corp.(b)	336,951	1,607,297
Major Drilling Group International Inc.(a)	49,068	190,409
Mountain Province Diamonds Inc.(a)	76,995	160,019
Nemaska Lithium Inc.(a)(b)	326,511	200,321
Nevsun Resources Ltd.	173,063	655,647
Stelco Holdings Inc.	13,050	253,104
Stornoway Diamond Corp.(a)(b)	216,108	58,007
Teck Resources Ltd., Class B	268,569	6,057,452
Trevali Mining Corp.(a)	313,461	187,507
Turquoise Hill Resources Ltd.(a)	524,871	1,219,647

		17,514,230
Chile — 0.1%
CAP SA	37,845	341,965

China — 1.4%
Aluminum Corp. of China Ltd., Class H(a)	2,088,000	883,202

Security	Shares	Value

China (continued)
Angang Steel Co. Ltd., Class A	76,800	$68,908
Angang Steel Co. Ltd., Class H	522,000	513,427
Baoshan Iron & Steel Co. Ltd., Class A	130,599	150,630
Chiho Environmental Group Ltd.(a)(b)	522,000	194,198
China Metal Recycling Holdings Ltd.(a)(c)	132,000	—
China Molybdenum Co. Ltd., Class H	2,349,000	963,674
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	52,200	78,238
China Zhongwang Holdings Ltd.(b)	835,200	391,588
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	104,498	23,096
Inner Mongolia Eerduosi Resourses Co. Ltd., Class B	255,596	244,605
Jiangxi Copper Co. Ltd., Class H	783,000	927,761
Jinchuan Group International Resources Co. Ltd.(a)(b)	783,000	105,745
Jinduicheng Molybdenum Co. Ltd., Class A	104,400	94,741
MMG Ltd.(a)	1,050,000	525,742
North Mining Shares Co. Ltd.(a)(b)	7,830,000	48,882
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	52,200	35,222
Shougang Fushan Resources Group Ltd.	1,044,000	232,771
Tiangong International Co. Ltd.(b)	522,000	123,701
Tongling Nonferrous Metals Group Co. Ltd., Class A	261,000	81,370
Xinjiang Xinxin Mining Industry Co. Ltd., Class H(a)	522,000	59,856

		5,747,357
Egypt — 0.1%
Ezz Steel(a)	168,995	250,791

Finland — 0.2%
Outokumpu OYJ	159,471	938,484

France — 0.4%
APERAM SA	25,839	1,164,065
Eramet, NVS	4,959	425,234

		1,589,299
Germany — 1.9%
Aurubis AG	20,619	1,520,499
Salzgitter AG	19,314	877,075
thyssenkrupp AG	227,853	5,278,278

		7,675,852
India — 2.2%
Hindalco Industries Ltd.	224,992	754,824
Jindal Stainless Ltd.(a)	100	95
Tata Steel Ltd., GDR(b)(d)	471,257	3,958,559
Vedanta Ltd., ADR, NVS	323,641	4,136,132

		8,849,610
Indonesia — 0.1%
Aneka Tambang Tbk	4,880,738	288,272
Krakatau Steel Persero Tbk PT(a)	1,618,253	45,702
Pelat Timah Nusantara Tbk PT(a)	73,900	13,245
Timah Tbk PT	1,827,067	96,749

		443,968
Japan — 7.7%
Asahi Holdings Inc.	26,100	496,414
Daido Steel Co. Ltd.	19,000	868,738
Dowa Holdings Co. Ltd.	26,100	782,635
Hitachi Metals Ltd.	104,400	1,208,907
JFE Holdings Inc.	261,000	5,723,240
Kobe Steel Ltd.	156,600	1,313,415
Kyoei Steel Ltd.(b)	26,100	478,996
Maruichi Steel Tube Ltd.	36,600	1,123,894
Mitsubishi Materials Corp.	52,200	1,414,628

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Global Metals & Mining Producers ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsui Mining & Smelting Co. Ltd.	32,200	$924,895
Nakayama Steel Works Ltd.	26,100	158,410
Neturen Co. Ltd.	26,100	239,145
Nippon Denko Co. Ltd.(b)	52,200	134,637
Nippon Light Metal Holdings Co. Ltd.	313,200	692,014
Nippon Steel & Sumitomo Metal Corp.	391,540	7,893,653
Nisshin Steel Co. Ltd.	26,100	366,485
Sumitomo Metal Mining Co. Ltd.	130,500	4,225,053
Toho Titanium Co. Ltd.(b)	26,100	274,687
Tokyo Steel Manufacturing Co. Ltd.	78,300	627,756
UACJ Corp.(b)	26,138	596,376
Yamato Kogyo Co. Ltd.	26,100	750,859
Yodogawa Steel Works Ltd.	26,100	615,516

		30,910,353
Malaysia — 0.2%
Press Metal Aluminium Holdings Bhd	756,900	917,231

Mexico — 1.4%
Grupo Mexico SAB de CV, Series B	1,853,100	5,429,286
Industrias CH SAB de CV, Series B(a)	78,300	306,025

		5,735,311
Netherlands — 3.0%
AMG Advanced Metallurgical Group NV(b)	16,443	815,381
ArcelorMittal	346,347	10,453,161
Constellium NV, Class A(a)(b)	65,250	760,163

		12,028,705
Norway — 1.0%
Norsk Hydro ASA	715,662	3,963,111

Pakistan — 0.0%
International Steels Ltd.	52,200	44,581

Peru — 0.5%
Southern Copper Corp.	48,024	2,095,767

Philippines — 0.0%
Nickel Asia Corp.	522,000	53,012

Poland — 0.7%
Boryszew SA(a)	52,983	97,603
Jastrzebska Spolka Weglowa SA(a)	27,927	584,271
KGHM Polska Miedz SA	74,907	1,848,023
Stalprodukt SA	1,095	137,751

		2,667,648
Russia — 3.0%
Alrosa PJSC	1,357,202	2,043,045
Magnitogorsk Iron & Steel Works PJSC	1,148,400	826,001
Mechel PJSC, ADR, NVS(a)	44,892	119,413
MMC Norilsk Nickel PJSC	33,669	5,608,688
Novolipetsk Steel PJSC	623,790	1,534,243
Raspadskaya OAO(a)	75,690	111,624
Severstal PJSC	107,010	1,725,569

		11,968,583
South Africa — 0.7%
African Rainbow Minerals Ltd.	58,464	502,508
Anglo American Platinum Ltd.	28,971	850,271
Impala Platinum Holdings Ltd.(a)	364,878	445,786
Kumba Iron Ore Ltd.	33,408	604,462
Northam Platinum Ltd.(a)	185,571	493,463

Security	Shares	Value

South Africa (continued)
Royal Bafokeng Platinum Ltd.(a)	43,326	$68,014

		2,964,504
South Korea — 4.3%
Dongkuk Steel Mill Co. Ltd.	26,361	221,658
Hyundai Steel Co.	40,716	1,949,569
Jenax Inc.(a)	6,525	90,271
KISCO Corp.	12,267	71,190
KISWIRE Ltd.(b)	2,871	67,187
Korea Zinc Co. Ltd.	4,698	1,711,395
Poongsan Corp.	10,701	323,486
Poongsan Holdings Corp.	4,698	174,305
POSCO	41,760	12,248,700
Seah Besteel Corp.	783	14,596
SeAH Steel Corp.	1,665	102,459
Young Poong Corp.	261	170,225

		17,145,041
Spain — 0.3%
Acerinox SA(b)	85,869	1,156,941
Tubacex SA(a)(b)	57,159	207,494

		1,364,435
Sweden — 1.4%
Boliden AB	144,855	3,795,597
Granges AB	43,587	510,939
SSAB AB, Class A	107,532	469,135
SSAB AB, Class B	287,361	1,004,896

		5,780,567
Switzerland — 0.0%
Schmolz + Bickenbach AG, Registered(a)	199,926	160,420

Taiwan — 1.9%
China Metal Products	261,011	266,832
China Steel Corp.	6,786,612	5,557,001
Chung Hung Steel Corp.(a)	700,000	319,062
Feng Hsin Steel Co. Ltd.	261,000	492,853
Gloria Material Technology Corp.	261,000	155,504
TA Chen Stainless Pipe	271,807	410,609
Tung Ho Steel Enterprise Corp.	522,000	384,086
Yieh Phui Enterprise Co. Ltd.	563,887	185,423

		7,771,370
Turkey — 0.4%
Borusan Mannesmann Boru Sanayi ve Ticaret AS(b)	11,484	13,457
Eregli Demir ve Celik Fabrikalari TAS	740,196	1,323,406
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A(a)	14,094	6,619
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	403,245	256,357
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	109,881	95,408

		1,695,247
United Kingdom — 23.6%
Anglo American PLC	553,581	11,092,069
Antofagasta PLC	210,366	2,202,696
BHP Billiton PLC	1,112,382	23,766,356
Central Asia Metals PLC	93,960	262,568
Evraz PLC	189,747	1,226,952
Ferrexpo PLC	155,295	312,960
Glencore PLC	6,050,763	24,659,066
Hill & Smith Holdings PLC	41,251	568,865
KAZ Minerals PLC(a)	131,805	798,321
Petra Diamonds Ltd.(a)(b)	444,490	198,622

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued)	iShares® MSCI Global Metals & Mining Producers ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Rio Tinto PLC	627,183	$29,827,466
Vedanta Resources PLC	43,566	472,818

		95,388,759
United States — 12.3%
AK Steel Holding Corp.(a)	162,864	723,116
Alcoa Corp.(a)	98,397	4,395,394
Allegheny Technologies Inc.(a)(b)	64,728	1,749,598
Carpenter Technology Corp.	24,273	1,448,370
Century Aluminum Co.(a)	27,666	349,145
Cleveland-Cliffs Inc.(a)(b)	146,421	1,471,531
Commercial Metals Co.	60,291	1,302,286
Compass Minerals International Inc.	18,270	1,142,789
Freeport-McMoRan Inc.	721,665	10,139,393
Haynes International Inc.	6,525	257,085
Kaiser Aluminum Corp.	9,918	1,086,914
Materion Corp.	12,006	765,983
Nucor Corp.	165,474	10,342,125
Reliance Steel & Aluminum Co.	38,106	3,349,136
Ryerson Holding Corp.(a)(b)	8,352	86,861
Schnitzer Steel Industries Inc., Class A	14,094	371,377
Steel Dynamics Inc.	123,192	5,633,570
SunCoke Energy Inc.(a)	30,015	334,967
TimkenSteel Corp.(a)	18,531	259,619
U.S. Steel Corp.(b)	91,872	2,726,761
Warrior Met Coal Inc.(b)	21,402	514,718
Worthington Industries Inc.	24,012	1,118,479

		49,569,217

Total Common Stocks — 98.4% (Cost: $421,173,538)		397,012,609

Preferred Stocks

Brazil — 0.9%
Bradespar SA, Preference Shares, NVS	130,500	984,111

Security	Shares	Value

Brazil (continued)
Gerdau SA, Preference Shares, NVS	522,000	$2,032,203
Metalurgica Gerdau SA, Preference Shares, NVS	339,300	647,290

		3,663,604

Total Preferred Stocks — 0.9% (Cost: $2,151,471)		3,663,604

Short-Term Investments

Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	13,214,268	13,218,232
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(e)(f)	469,147	469,147

		13,687,379

Total Short-Term Investments — 3.4% (Cost: $13,685,427)		13,687,379

Total Investments in Securities —102.7% (Cost: $437,010,436)		414,363,592

Other Assets, Less Liabilities — (2.7)%		(10,727,611)

Net Assets — 100.0%		$403,635,981

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	10,837,677	2,376,591	13,214,268	$13,218,232	$279,787	(b)	$(952)	$692
BlackRock Cash Funds: Treasury, SL Agency Shares	1,803,747	(1,334,600)	469,147	469,147	9,204		—	—

				$13,687,379	$288,991		$(952)	$692

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Global Metals & Mining Producers ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$396,910,150	$102,459	$—	$397,012,609
Preferred Stocks	3,663,604	—	—	3,663,604
Money Market Funds	13,687,379	—	—	13,687,379

	$414,261,133	$102,459	$—	$414,363,592

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments	iShares® MSCI Global Silver Miners ETF
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 61.6%
Americas Silver Corp.(a)(b)	168,874	$393,709
Dalradian Resources Inc.(a)(b)	810,634	913,863
Dundee Precious Metals Inc.(a)	417,399	912,295
Endeavour Silver Corp.(a)(b)	359,137	801,479
Excellon Resources Inc.(a)	357,056	309,424
First Majestic Silver Corp.(a)(b)	367,198	2,044,448
Fortuna Silver Mines Inc.(a)	361,303	1,656,959
GoGold Resources Inc.(a)(b)	1,015,113	256,902
Great Panther Silver Ltd.(a)(b)	532,528	469,655
Levon Resources Ltd.(a)	1,631,376	275,243
Lundin Gold Inc.(a)	145,155	545,465
MAG Silver Corp.(a)(b)	159,842	1,229,507
Mandalay Resources Corp.(a)(b)	2,383,455	301,599
Minco Silver Corp.(a)(b)	558,765	248,540
Pan American Silver Corp.	224,985	3,518,113
Seabridge Gold Inc.(a)(b)	90,740	1,029,911
Silvercorp Metals Inc.(b)	422,383	1,143,458
SSR Mining Inc.(a)	254,852	2,220,268
Tahoe Resources Inc.	598,576	2,061,127
Wheaton Precious Metals Corp.	630,718	10,815,487

		31,147,452

China — 0.9%
China Silver Group Ltd.(a)(b)	3,404,000	446,702

Japan — 2.8%
Asahi Holdings Inc.	73,900	1,405,556

Mexico — 7.5%
Industrias Penoles SAB de CV	222,774	3,783,564

Peru — 4.5%
Cia. de Minas Buenaventura SAA, ADR, NVS	183,042	2,304,499

United Kingdom — 10.8%
Fresnillo PLC	358,546	4,181,131

Security	Shares	Value

United Kingdom (continued)
Hochschild Mining PLC	565,402	$1,267,670

		5,448,801
United States — 11.6%
Coeur Mining Inc.(a)(b)	362,456	2,058,750
Golden Minerals Co.(a)(b)	870,536	238,353
Hecla Mining Co.	824,599	2,341,861
McEwen Mining Inc.(b)	641,562	1,263,877

		5,902,841

Total Common Stocks — 99.7% (Cost: $64,568,397)		50,439,415

Short-Term Investments

Money Market Funds — 15.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(c)(d)(e)	7,592,922	7,595,200
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(c)(d)	32,226	32,226

		7,627,426

Total Short-Term Investments — 15.1% (Cost: $7,625,700)		7,627,426

Total Investments in Securities — 114.8% (Cost: $72,194,097)		58,066,841

Other Assets, Less Liabilities — (14.8)%		(7,490,036)

Net Assets — 100.0%		$50,576,805

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	7,553,574	39,348	7,592,922	$7,595,200	$183,296	(b)	$862		$8
BlackRock Cash Funds: Treasury, SL Agency Shares	37,449	(5,223)	32,226	32,226	578		—		—

				$7,627,426	$183,874		$862		$8

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	iShares® MSCI Global Silver Miners ETF
August 31, 2018

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$50,439,415	$—	$—	$50,439,415
Money Market Funds	7,627,426	—	—	7,627,426

	$58,066,841	$—	$—	$58,066,841

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Statements of Assets and Liabilities
August 31, 2018

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$33,402,315	$47,617,056	$232,485,945	$400,676,213
Affiliated(c)	342,539	625,108	8,398,230	13,687,379
Foreign currency, at value(d)	29,170	115,527	110,504	262,029
Receivables:
Investments sold	73,679	110,009	335,738	645,350
Securities lending income — Affiliated	1,499	657	7,517	22,968
Capital shares sold	—	36,808	—	—
Securities related to in-kind transactions	—	25,804	—	—
Dividends	70,109	239,130	388,355	2,392,892
Tax reclaims	11,173	3,867	—	52,671

Total assets	33,930,484	48,773,966	241,726,289	417,739,502

LIABILITIES
Bank overdraft	—	5,011	—	720
Collateral on securities loaned, at value	311,393	554,465	8,286,474	13,215,632
Payables:
Investments purchased	86,863	310,340	359,299	681,831
Capital shares redeemed	—	—	5,810	—
Securities related to in-kind transactions	—	—	—	59,407
Investment advisory fees	11,014	15,093	85,348	144,102
Foreign taxes	—	—	—	1,829

Total liabilities	409,270	884,909	8,736,931	14,103,521

NET ASSETS	$33,521,214	$47,889,057	$232,989,358	$403,635,981

NET ASSETS CONSIST OF:
Paid-in capital	$34,574,509	$47,013,007	$367,368,914	$459,017,999
Undistributed net investment income	107,413	267,105	159,655	3,206,084
Accumulated net realized loss	(1,693,002)	(2,178,730)	(41,568,158)	(35,879,013)
Net unrealized appreciation (depreciation)	532,294	2,787,675	(92,971,053)	(22,709,089)

NET ASSETS	$33,521,214	$47,889,057	$232,989,358	$403,635,981

Shares outstanding	1,150,000	2,100,000	16,150,000	13,050,000

Net asset value	$29.15	$22.80	$14.43	$30.93

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$290,514	$526,151	$7,975,536	$12,240,839
(b) Investments, at cost — Unaffiliated	$32,868,910	$44,828,876	$325,455,256	$423,325,009
(c) Investments, at cost — Affiliated	$342,474	$624,946	$8,396,140	$13,685,427
(d) Foreign currency, at cost	$30,400	$116,874	$114,333	$264,934

See notes to financial statements.

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)
August 31, 2018

iShares MSCI Global Silver Miners ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$50,439,415
Affiliated(c)	7,627,426
Cash	1,077
Foreign currency, at value(d)	12,057
Receivables:
Investments sold	1,932,453
Securities lending income — Affiliated	20,310
Dividends	108,149

Total assets	60,140,887

LIABILITIES
Collateral on securities loaned, at value	7,592,382
Payables:
Investments purchased	1,949,269
Capital shares redeemed	4,076
Investment advisory fees	18,355

Total liabilities	9,564,082

NET ASSETS	$50,576,805

NET ASSETS CONSIST OF:
Paid-in capital	$79,224,538
Distributions in excess of net investment income	(266,371)
Accumulated net realized loss	(14,254,370)
Net unrealized depreciation	(14,126,992)

NET ASSETS	$50,576,805

Shares outstanding	6,000,000

Net asset value	$8.43

Shares authorized	500 million

Par value	$0.001

(a) Securities loaned, at value	$6,990,038
(b) Investments, at cost — Unaffiliated	$64,568,397
(c) Investments, at cost — Affiliated	$7,625,700
(d) Foreign currency, at cost	$12,176

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations
Year Ended August 31, 2018

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$730,572	$1,292,749	$3,200,585	$17,997,977
Dividends — Affiliated	2,411	615	2,154	9,204
Securities lending income — Affiliated — net	23,796	8,349	92,931	279,787
Foreign taxes withheld	(57,678)	(64,767)	(170,164)	(825,115)
Other foreign taxes	—	—	—	(1,829)

Total investment income	699,101	1,236,946	3,125,506	17,460,024

EXPENSES
Investment advisory fees	123,157	145,235	1,282,250	1,925,807
Commitment fees	59	55	—	550
Proxy fees	3	4	23	31
Interest expense	439	—	—	—

Total expenses	123,658	145,294	1,282,273	1,926,388

Less:
Investment advisory fees waived	(5,554)	—	—	—

Total expenses after fees waived	118,104	145,294	1,282,273	1,926,388

Net investment income	580,997	1,091,652	1,843,233	15,533,636

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	217,179	(277,637)	(3,376,548)	(11,992,611)
Investments — Affiliated	125,664	(26)	(1,166)	(952)
In-kind redemptions — Unaffiliated	305,210	360,273	8,804,501	43,271,890
In-kind redemptions — Affiliated	11,436	—	—	—
Foreign currency transactions	(1,424)	680	(56,577)	(73,142)

Net realized gain	658,065	83,290	5,370,210	31,205,185

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,577,004	6,716,692	(104,080,964)	(65,781,546)
Investments — Affiliated	(133,257)	68	1,252	692
Foreign currency translations	(2,168)	(2,579)	(6,762)	(62,286)

Net change in unrealized appreciation (depreciation)	1,441,579	6,714,181	(104,086,474)	(65,843,140)

Net realized and unrealized gain (loss)	2,099,644	6,797,471	(98,716,264)	(34,637,955)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,680,641	$7,889,123	$(96,873,031)	$(19,104,319)

See notes to financial statements.

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)
Year Ended August 31, 2018

iShares MSCI Global Silver Miners ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$661,106
Dividends — Affiliated	578
Securities lending income — Affiliated — net	183,296
Foreign taxes withheld	(42,509)

Total investment income	802,471

EXPENSES
Investment advisory fees	235,328
Proxy fees	7

Total expenses	235,335

Net investment income	567,136

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(4,220,410)
Investments — Affiliated	862
In-kind redemptions — Unaffiliated	1,137,646
Foreign currency transactions	(7,443)

Net realized loss	(3,089,345)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(15,232,789)
Investments — Affiliated	8
Foreign currency translations	652

Net change in unrealized appreciation (depreciation)	(15,232,129)

Net realized and unrealized loss	(18,321,474)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,754,338)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/18	08/31/17	08/31/18	08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$580,997	$505,154	$1,091,652	$1,111,642
Net realized gain	658,065	935,619	83,290	489,918
Net change in unrealized appreciation (depreciation)	1,441,579	2,278,925	6,714,181	(734,277)

Net increase in net assets resulting from operations	2,680,641	3,719,698	7,889,123	867,283

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(539,577)	(561,907)	(1,078,574)	(1,091,944)

Decrease in net assets resulting from distributions to shareholders	(539,577)	(561,907)	(1,078,574)	(1,091,944)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,945,823	(2,674,344)	9,510,421	(5,647,277)

NET ASSETS
Total increase (decrease) in net assets	5,086,887	483,447	16,320,970	(5,871,938)
Beginning of year	28,434,327	27,950,880	31,568,087	37,440,025

End of year	$33,521,214	$28,434,327	$47,889,057	$31,568,087

Undistributed net investment income included in net assets at end of year	$107,413	$61,073	$267,105	$251,539

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,843,233	$963,974	$15,533,636	$6,226,345
Net realized gain (loss)	5,370,210	(12,294,792)	31,205,185	27,468,057
Net change in unrealized appreciation (depreciation)	(104,086,474)	(1,688,397)	(65,843,140)	62,029,722

Net increase (decrease) in net assets resulting from operations	(96,873,031)	(13,019,215)	(19,104,319)	95,724,124

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,189,407)	(2,501,502)	(14,546,060)	(5,470,440)

Decrease in net assets resulting from distributions to shareholders	(2,189,407)	(2,501,502)	(14,546,060)	(5,470,440)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(59,194,873)	140,659,007	90,027,203	33,823,621

NET ASSETS
Total increase (decrease) in net assets	(158,257,311)	125,138,290	56,376,824	124,077,305
Beginning of year	391,246,669	266,108,379	347,259,157	223,181,852

End of year	$232,989,358	$391,246,669	$403,635,981	$347,259,157

Undistributed net investment income included in net assets at end of year	$159,655	$562,406	$3,206,084	$1,573,871

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Silver Miners ETF
	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$567,136	$537,789
Net realized gain (loss)	(3,089,345)	583,646
Net change in unrealized appreciation (depreciation)	(15,232,129)	(13,353,209)

Net decrease in net assets resulting from operations	(17,754,338)	(12,231,774)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(528,302)	(1,593,868)

Decrease in net assets resulting from distributions to shareholders	(528,302)	(1,593,868)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,601,395	(8,994,345)

NET ASSETS
Total decrease in net assets	(13,681,245)	(22,819,987)
Beginning of year	64,258,050	87,078,037

End of year	$50,576,805	$64,258,050

Distributions in excess of net investment income included in net assets at end of year	$(266,371)	$(670,207)

See notes to financial statements.

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	iShares MSCI Global Agriculture Producers ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$27.08	$24.31	$24.03	$27.29	$24.63

Net investment income(a)	0.53	0.45	0.54	0.50	0.58
Net realized and unrealized gain (loss)(b)	2.03	2.81	0.27	(3.21)	2.63

Net increase (decrease) from investment operations	2.56	3.26	0.81	(2.71)	3.21

Distributions(c)
From net investment income	(0.49)	(0.49)	(0.53)	(0.55)	(0.55)

Total distributions	(0.49)	(0.49)	(0.53)	(0.55)	(0.55)

Net asset value, end of year	$29.15	$27.08	$24.31	$24.03	$27.29

Total Return
Based on net asset value	9.49%	13.53%	3.55%	(10.11)%	13.05%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses after fees waived	0.37%	0.37%	0.38%	0.38%	0.38%

Net investment income	1.84%	1.76%	2.38%	1.87%	2.17%

Supplemental Data
Net assets, end of year (000)	$33,521	$28,434	$27,951	$27,640	$46,395

Portfolio turnover rate(d)	25%	16%	7%	10%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Energy Producers ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$18.57	$18.72	$17.67	$28.06	$24.06

Net investment income(a)	0.64	0.60	0.59	0.68	0.68
Net realized and unrealized gain (loss)(b)	4.23	(0.16)	1.00	(10.61)	3.96

Net increase (decrease) from investment operations	4.87	0.44	1.59	(9.93)	4.64

Distributions(c)
From net investment income	(0.64)	(0.59)	(0.54)	(0.46)	(0.64)

Total distributions	(0.64)	(0.59)	(0.54)	(0.46)	(0.64)

Net asset value, end of year	$22.80	$18.57	$18.72	$17.67	$28.06

Total Return
Based on net asset value	26.48%	2.26%	9.31%	(35.63)%	19.44%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	2.93%	3.10%	3.36%	3.23%	2.57%

Supplemental Data
Net assets, end of year (000)	$47,889	$31,568	$37,440	$24,739	$8,419

Portfolio turnover rate(d)	5%	4%	6%	4%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF

	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)	Year Ended 08/31/14 (a)

Net asset value, beginning of year	$19.96	$21.20	$11.13	$22.53	$23.20

Net investment income(b)	0.10	0.06	0.02	0.14	0.16
Net realized and unrealized gain (loss)(c)	(5.51)	(1.04)	10.11	(11.42)	(0.67)

Net increase (decrease) from investment operations	(5.41)	(0.98)	10.13	(11.28)	(0.51)

Distributions(d)
From net investment income	(0.12)	(0.26)	(0.06)	(0.12)	(0.16)

Total distributions	(0.12)	(0.26)	(0.06)	(0.12)	(0.16)

Net asset value, end of year	$14.43	$19.96	$21.20	$11.13	$22.53

Total Return
Based on net asset value	(27.22)%	(4.30)%	91.17%	(50.16)%	(2.01)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	0.56%	0.38%	0.06%	0.88%	0.81%

Supplemental Data
Net assets, end of year (000)	$232,989	$391,247	$266,108	$45,926	$70,976

Portfolio turnover rate(e)	4%	26%	30%	20%	22%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Metals & Mining Producers ETF

	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)	Year Ended 08/31/15 (a)	Year Ended 08/31/14 (a)

Net asset value, beginning of year	$31.86	$21.67	$21.30	$40.37	$36.23

Net investment income(b)	1.06	0.53	0.42	1.62	1.00
Net realized and unrealized gain (loss)(c)	(1.05)	10.26	0.41	(17.91)	4.44

Net increase (decrease) from investment operations	0.01	10.79	0.83	(16.29)	5.44

Distributions(d)
From net investment income	(0.94)	(0.60)	(0.46)	(2.78)	(1.30)

Total distributions	(0.94)	(0.60)	(0.46)	(2.78)	(1.30)

Net asset value, end of year	$30.93	$31.86	$21.67	$21.30	$40.37

Total Return
Based on net asset value	(0.10)%	50.55%	4.52%	(41.94)%	15.32%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses after fees waived	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	3.15%	2.31%	2.16%	5.18%	2.53%

Supplemental Data
Net assets, end of year (000)	$403,636	$347,259	$223,182	$69,219	$183,699

Portfolio turnover rate(e)	14%	12%	8%	17%	18%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	iShares MSCI Global Silver Miners ETF

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$11.47	$13.61	$6.14	$12.70	$13.92

Net investment income(a)	0.10	0.09	0.05	0.05	0.08
Net realized and unrealized gain (loss)(b)	(3.05)	(1.94)	7.44	(6.42)	(1.15)

Net increase (decrease) from investment operations	(2.95)	(1.85)	7.49	(6.37)	(1.07)

Distributions(c)
From net investment income	(0.09)	(0.29)	(0.02)	(0.19)	(0.15)

Total distributions	(0.09)	(0.29)	(0.02)	(0.19)	(0.15)

Net asset value, end of year	$8.43	$11.47	$13.61	$6.14	$12.70

Total Return
Based on net asset value	(25.87)%	(13.26)%	122.11%	(50.51)%	(7.48)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	0.94%	0.79%	0.47%	0.57%	0.63%

Supplemental Data
Net assets, end of year (000)	$50,577	$64,258	$87,078	$12,279	$13,975

Portfolio turnover rate(d)	19%	14%	27%	31%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Global Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	. Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver Miners	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Global Agriculture Producers
Citigroup Global Markets Inc.	$98,855	$98,855		$—	$—
Credit Suisse Securities (USA) LLC	69,042	69,042		—	—
Goldman Sachs & Co.	15,249	15,249		—	—
JPMorgan Securities LLC	26,488	26,488		—	—
Merrill Lynch, Pierce, Fenner & Smith	2,438	2,438		—	—
Morgan Stanley & Co. International PLC	10,233	10,233		—	—
Morgan Stanley & Co. LLC	42,562	42,562		—	—
Scotia Capital (USA) Inc.	4,809	4,809		—	—
SG Americas Securities LLC	20,838	20,838		—	—

	$290,514	$290,514		$—	$—

MSCI Global Energy Producers
BNP Paribas Prime Brokerage International Ltd.	$97,393	$97,393		$—	$—
BNP Paribas Securities Corp.	86,526	86,526		—	—
Citigroup Global Markets Inc.	29,173	29,173		—	—
Credit Suisse Securities (USA) LLC	49,351	49,351		—	—
Goldman Sachs & Co.	109,023	109,023		—	—
HSBC Bank PLC	4,471	4,471		—	—
JPMorgan Securities LLC	94,089	94,089		—	—
Merrill Lynch, Pierce, Fenner & Smith	43,473	43,473		—	—
Morgan Stanley & Co. LLC	7,958	7,958		—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,978	2,978		—	—
Scotia Capital (USA) Inc.	1,716	1,716		—	—

	$526,151	$526,151		$—	$—

MSCI Global Gold Miners
Credit Suisse Securities (USA) LLC	$598,956	$598,956		$—	$—
JPMorgan Securities LLC	1,390,889	1,390,889		—	—
Merrill Lynch, Pierce, Fenner & Smith	305,455	305,455		—	—
Mizuho Securities USA Inc.	93,843	93,843		—	—
Morgan Stanley & Co. LLC	1,138,978	1,131,701		—	(7,277	)(b)
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	514,292	514,292		—	—
Scotia Capital (USA) Inc.	2,125,849	2,125,849		—	—
State Street Bank & Trust Company	1,178,040	1,178,040		—	—
Wells Fargo Securities LLC	629,234	629,234		—	—

	$7,975,536	$7,968,259		$—	$(7,277)

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Global Metals & Mining Producers
BMO Capital Markets	$8,400	$8,400		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,214,251	1,208,448		—	(5,803	)(b)
Citigroup Global Markets Inc.	5,867	5,867		—	—
Credit Suisse Securities (USA) LLC	4,269,587	4,269,587		—	—
Deutsche Bank Securities Inc.	33,041	33,041		—	—
JPMorgan Securities LLC	2,873,490	2,873,490		—	—
Macquarie Bank Limited	739,536	739,536		—	—
Merrill Lynch, Pierce, Fenner & Smith	230,356	230,356		—	—
Morgan Stanley & Co. LLC	2,088,488	2,088,488		—	—
Scotia Capital (USA) Inc.	179,027	179,027		—	—
SG Americas Securities LLC	62,287	62,287		—	—
State Street Bank & Trust Company	93,564	93,564		—	—
UBS AG	435,969	435,969		—	—
UBS Securities LLC	6,976	6,976		—	—

	$12,240,839	$12,235,036		$—	$(5,803)

MSCI Global Silver Miners
Barclays Bank PLC	$422,592	$422,592		$—	$—
Barclays Capital Inc.	5,262	5,262		—	—
BMO Capital Markets	221,038	221,038		—	—
Citigroup Global Markets Inc.	500,320	500,320		—	—
Credit Suisse Securities (USA) LLC	1,223,812	1,223,812		—	—
Goldman Sachs & Co.	708,864	708,864		—	—
JPMorgan Securities LLC	1,248,847	1,248,847		—	—
Merrill Lynch, Pierce, Fenner & Smith	160,396	160,396		—	—
Morgan Stanley & Co. LLC	61,236	61,236		—	—
Scotia Capital (USA) Inc.	1,710,824	1,710,824		—	—
State Street Bank & Trust Company	75,533	75,533		—	—
UBS AG	651,314	651,314		—	—

	$6,990,038	$6,990,038		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For each of the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Global Agriculture Producers	$5,867
MSCI Global Energy Producers	2,088
MSCI Global Gold Miners	25,636
MSCI Global Metals & Mining Producers	68,092
MSCI Global Silver Miners	44,123

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$3,608	$160,100
MSCI Global Energy Producers	103,145	38,880
MSCI Global Gold Miners	2,016,015	384,911
MSCI Global Metals & Mining Producers	1,190,838	2,359,763
MSCI Global Silver Miners	66,542	539,189

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

6.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$8,498,303	$7,974,496
MSCI Global Energy Producers	2,042,095	1,750,271
MSCI Global Gold Miners	16,341,117	13,941,843
MSCI Global Metals & Mining Producers	76,462,923	65,516,835
MSCI Global Silver Miners	11,338,712	11,434,702

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Global Agriculture Producers	$3,891,799	$1,335,854
MSCI Global Energy Producers	11,133,019	1,990,225
MSCI Global Gold Miners	72,582,940	134,866,673
MSCI Global Metals & Mining Producers	272,759,380	193,661,493
MSCI Global Silver Miners	9,352,535	4,751,652

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MSCI Global Agriculture Producers	$280,214	$4,920	$(285,134)
MSCI Global Energy Producers	292,682	2,488	(295,170)
MSCI Global Gold Miners	3,620,846	(56,577)	(3,564,269)
MSCI Global Metals & Mining Producers	38,515,063	644,637	(39,159,700)
MSCI Global Silver Miners	45,440	365,002	(410,442)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
MSCI Global Agriculture Producers
Ordinary income	$539,577	$561,907

MSCI Global Energy Producers
Ordinary income	$1,078,574	$1,091,944

MSCI Global Gold Miners
Ordinary income	$2,189,407	$2,501,502

MSCI Global Metals & Mining Producers
Ordinary income	$14,546,060	$5,470,440

MSCI Global Silver Miners
Ordinary income	$528,302	$1,593,868

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) (a)	Total
MSCI Global Agriculture Producers	$179,076	$(1,212,896)	$(19,475)	$(1,053,295)
MSCI Global Energy Producers	287,274	(1,630,024)	2,218,800	876,050
MSCI Global Gold Miners	159,655	(30,033,150)	(104,506,061)	(134,379,556)
MSCI Global Metals & Mining Producers	3,766,547	(27,282,543)	(31,866,022)	(55,382,018)
MSCI Global Silver Miners	—	(11,160,122)	(17,487,611)	(28,647,733)

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
MSCI Global Agriculture Producers	$1,212,896
MSCI Global Energy Producers	1,630,024
MSCI Global Gold Miners	30,033,150
MSCI Global Metals & Mining Producers	27,282,543
MSCI Global Silver Miners	11,160,122

For the year ended August 31, 2018, the iShares MSCI Global Agriculture Producers ETF utilized $651,748 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Global Agriculture Producers	$33,763,153	$3,803,219	$(3,821,518)	$(18,299)
MSCI Global Energy Producers	46,022,697	5,579,823	(3,360,356)	2,219,467
MSCI Global Gold Miners	345,386,404	5,869,193	(110,371,422)	(104,502,229)
MSCI Global Metals & Mining Producers	446,167,369	21,528,240	(53,332,017)	(31,803,777)
MSCI Global Silver Miners	75,554,716	1,363,580	(18,851,455)	(17,487,875)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	LINE OF CREDIT

The iShares MSCI Global Agriculture Producers, iShares MSCI Global Energy Producers and iShares MSCI Global Metals & Mining Producers ETFs, along with certain other iShares funds, are parties to a $275 million credit agreement with State Street Bank and Trust Company, which expires on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The iShares MSCI Global Energy Producers ETF and iShares MSCI Global Metals & Mining Producers ETF did not borrow under the credit agreement during the year ended August 31, 2018.

For the year ended August 31, 2018, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Global Agriculture Producers	$750,000	$ 14,384	3.03%

At a meeting held on September 12-13, 2018, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $300 million and (ii) extending the expiration date to October 23, 2019. These changes to the credit agreement are expected to be effective on or around October 25, 2018.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares		Amount

MSCI Global Agriculture Producers
Shares sold	150,000	$4,376,651	200,000		$4,945,056
Shares redeemed	(50,000)	(1,430,828)	(300,000)		(7,619,400)

Net increase (decrease)	100,000	$2,945,823	(100,000)		$(2,674,344)

MSCI Global Energy Producers
Shares sold	500,000	$11,572,019	—		$513
Shares redeemed	(100,000)	(2,061,598)	(300,000)		(5,647,790)

Net increase (decrease)	400,000	$9,510,421	(300,000)		$(5,647,277)

MSCI Global Gold Miners
Shares sold	4,250,000	$76,199,350	16,300,000	(a)	$302,448,527
Shares redeemed	(7,700,000)	(135,394,223)	(9,250,000	)(a)	(161,789,520)

Net increase (decrease)	(3,450,000)	$(59,194,873)	7,050,000		$140,659,007

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

	Year Ended 08/31/18		Year Ended 08/31/17
iShares ETF	Shares	Amount	Shares		Amount

MSCI Global Metals & Mining Producers
Shares sold	9,100,000	$313,480,901	7,300,000	(a)	$181,847,994
Shares redeemed	(6,950,000)	(223,453,698)	(6,700,000	)(a)	(148,024,373)

Net increase	2,150,000	$90,027,203	600,000		$33,823,621

MSCI Global Silver Miners
Shares sold	900,000	$9,366,685	300,000		$3,458,260
Shares redeemed	(500,000)	(4,765,290)	(1,100,000)		(12,452,605)

Net increase (decrease)	400,000	$4,601,395	(800,000)		$(8,994,345)

(a)	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Global Agriculture Producers ETF,

iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF,

iShares MSCI Global Metals & Mining Producers ETF and

iShares MSCI Global Silver Miners ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	53

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI Global Agriculture Producers	38.44%
MSCI Global Energy Producers	40.91%
MSCI Global Gold Miners	30.06%
MSCI Global Metals & Mining Producers	6.10%
MSCI Global Silver Miners	2.50%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
MSCI Global Agriculture Producers	$621,945
MSCI Global Energy Producers	1,246,666
MSCI Global Gold Miners	2,383,833
MSCI Global Metals & Mining Producers	16,029,004
MSCI Global Silver Miners	643,259

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Global Agriculture Producers	$467,273	$57,408
MSCI Global Energy Producers	814,082	64,295
MSCI Global Gold Miners	2,612,298	170,063
MSCI Global Metals & Mining Producers	16,998,069	774,725
MSCI Global Silver Miners	650,673	42,509

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

I. iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds - The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA - Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	55

Board Review and Approval of Investment Advisory Contract (continued)

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates - The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale - The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates - The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates - The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion - Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

56	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Global Agriculture Producers	$0.491000	$—	$—	$0.491000	100%	—%	—%	100%
MSCI Global Energy Producers	0.640365	—	—	0.640365	100	—	—	100
MSCI Global Metals & Mining Producers	0.944697	—	—	0.944697	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Global Agriculture Producers ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	15	1.08
Greater than 0.5% and Less than 1.0%	299	21.60
Greater than 0.0% and Less than 0.5%	474	34.25
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	497	35.92
Less than –0.5% and Greater than –1.0%	81	5.85
Less than –1.0% and Greater than –1.5%	5	0.36

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	57

Supplemental Information (unaudited) (continued)

iShares MSCI Global Energy Producers ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	18	1.30
Greater than 1.0% and Less than 1.5%	65	4.70
Greater than 0.5% and Less than 1.0%	221	15.97
Greater than 0.0% and Less than 0.5%	421	30.42
At NAV	20	1.45
Less than 0.0% and Greater than –0.5%	564	40.74
Less than –0.5% and Greater than –1.0%	60	4.34
Less than –1.0% and Greater than –1.5%	2	0.14

	1,384	100.00%

iShares MSCI Global Gold Miners ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5% and Less than 6.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	35	2.53
Greater than 0.5% and Less than 1.0%	223	16.11
Greater than 0.0% and Less than 0.5%	594	42.93
At NAV	17	1.23
Less than 0.0% and Greater than –0.5%	385	27.83
Less than –0.5% and Greater than –1.0%	75	5.42
Less than –1.0% and Greater than –1.5%	23	1.66
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –6.0%	2	0.14

	1,384	100.00%

58	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

iShares MSCI Global Metals & Mining Producers ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	43	3.11
Greater than 1.0% and Less than 1.5%	168	12.14
Greater than 0.5% and Less than 1.0%	337	24.36
Greater than 0.0% and Less than 0.5%	440	31.77
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	262	18.93
Less than –0.5% and Greater than –1.0%	78	5.64
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –6.0%	3	0.22

	1,384	100.00%

iShares MSCI Global Silver Miners ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	24	1.73
Greater than 1.5% and Less than 2.0%	36	2.60
Greater than 1.0% and Less than 1.5%	104	7.51
Greater than 0.5% and Less than 1.0%	322	23.27
Greater than 0.0% and Less than 0.5%	513	37.08
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	291	21.03
Less than –0.5% and Greater than –1.0%	42	3.03
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,384	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	59

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	61

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	63

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

AUGUST 31, 2018

2018 ANNUAL REPORT

iShares, Inc.

▶	iShares Edge MSCI Min Vol Emerging Markets ETF | EEMV | Cboe BZX

▶	iShares Edge MSCI Min Vol Global ETF | ACWV | Cboe BZX

▶	iShares Edge MSCI Multifactor Emerging Markets ETF | EMGF | Cboe BZX

▶	iShares MSCI EM ESG Optimized ETF | ESGE | NASDAQ

▶	iShares MSCI Emerging Markets ex China ETF | EMXC | NASDAQ

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced for the 12 months ended August 31, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 11.41% in U.S. dollar terms for the reporting period.

Global stocks rallied sharply from the beginning of the reporting period through January 2018. Improving global economic growth drove the advance — particularly in the U.S., Europe, Japan, and China — along with rising corporate profits across most regions of the world. By the end of 2017, global corporate earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, global equity markets grew increasingly volatile during the latter half of the reporting period. While the U.S. economy continued to strengthen, economic growth in other regions of the globe slowed. In addition, rising interest rates and signs of higher inflation weighed on global stocks. Late in the reporting period, escalating trade tensions between the U.S. and several of its trading partners (particularly China), as well as geopolitical developments in Turkey and the Middle East, contributed to further economic concerns and heightened volatility in global equity markets.

U.S. stocks outpaced equity markets in other regions of the world for the reporting period. The U.S. market benefited from a stronger domestic economy; the unemployment rate reached an 18-year low in May 2018, while manufacturing activity increased meaningfully and consumer spending rose steadily throughout 2018. Tax reform legislation, passed in December 2017, lowered corporate tax rates and contributed to record profit growth for U.S. companies. As the economy strengthened, inflation in the U.S. increased to its fastest rate in more than six years. In response, the U.S. Federal Reserve Bank (“Fed”) raised short-term interest rates three times during the reporting period, pushing the Fed’s short-term rate target to its highest level in a decade.

Outside of the U.S., equity markets in the Asia-Pacific region posted the strongest returns. Japanese stocks led the advance in the region as the nation’s economy had its longest sustained expansion in more than 20 years. Australia’s stock market was also a solid performer, benefiting from increased economic activity as exports surged, especially to China, and prices for commodities such as oil and metals rose.

European stock markets trailed other developed markets for the reporting period. Equity market gains in Europe were tempered by slowing economic growth and trade tariff concerns during the last half of the reporting period. Nonetheless, the European Central Bank (“ECB”) announced plans to end its quantitative easing measures by the end of 2018, indicating that it believes the worst of the European economic downturn is over. On a country basis, the strongest performing markets in Europe were France, Finland, and Norway, while Spain and Belgium trailed.

In contrast to the broad advance in developed equity markets, emerging markets declined modestly for the reporting period. After a strong advance in late 2017 and early 2018, emerging markets declined sharply over the last six months of the reporting period. Rising global interest rates, a stronger U.S. dollar, and trade tensions led to reduced expectations for growth and corporate profits in emerging economies. Equity markets in Brazil, Turkey, and Greece declined the most, while the strongest performing emerging markets included Thailand, Qatar, and the Czech Republic.

M A R K E T O V E R V I E W	5

Fund Summary as of August 31, 2018	iShares® Edge MSCI Min Vol Emerging Markets ETF

Investment Objective

The iShares Edge MSCI Min Vol Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	4.70%	3.85%	5.25%	4.70%	20.78%	42.18%
Fund Market	4.36	4.01	5.23	4.36	21.71	41.95
Index	5.00	4.07	5.50	5.00	22.06	44.41

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$964.10	$1.24		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® Edge MSCI Min Vol Emerging Markets ETF

Portfolio Management Commentary

Low volatility stocks in China, where steady growth continued despite trade tensions with the U.S., contributed the most to the Index’s return for the reporting period. Rising consumer spending supported domestically oriented Chinese stocks, while pharmaceutical companies benefited from reforms that hastened the drug approval process.

Indian stocks were solid contributors to the Index’s return, as strong economic growth and an influx of foreign investment supported the equity market. Continued privatization of the banking industry, along with the growing spending power of middle-income consumers, also helped Indian stocks. Stocks in Malaysia and Taiwan also contributed to the Index’s return. Malaysian equities benefited from higher oil prices and strength among banks, while stocks in Taiwan advanced on higher demand for electronic components. On the downside, Brazilian stocks detracted from the Index’s performance due to political and economic uncertainty.

From a sector perspective, financials was the leading contributor to the Index’s return. Banks, which benefited from higher asset quality and loan growth, drove the sector’s advance. The healthcare sector, also a key source of strength, was led by the pharmaceuticals and the healthcare and life sciences industries amid increasing demand for medications and services from the growing elderly population. On the downside, the telecommunication services sector was pressured by increased competition and detracted from the Index’s return.

The Index seeks lower volatility than the broader market with returns in line with the market over the long term. Minimum volatility strategies also tend to outperform during periods of elevated volatility and underperform during periods of low volatility. Volatility in emerging markets increased sharply during the reporting period, with trade tensions, political risk, and a strengthening U.S. dollar contributing to uncertainty among investors. In that environment, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index.

Relative to the broader market, the Index’s positioning in China was the largest contributor to return. The Index’s slight underweight position in Turkey also contributed to the Index’s performance, while the mix of stocks held in Thailand were slight relative detractors. From an industry perspective, overweight positions in the Index to the pharmaceuticals and the life sciences tool and services industries, which benefited from strength in the healthcare sector, contributed to relative return. The Index’s banking stocks also contributed to relative return, while an underweight position to the oil, gas, and consumable fuels industry detracted from relative performance.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	25.2%
Information Technology	22.7
Consumer Staples	11.4
Telecommunication Services	9.1
Utilities	7.5
Health Care	6.2
Industrials	5.5
Consumer Discretionary	5.5
Energy	3.5
Materials	2.6
Real Estate	0.8

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
China	26.3%
Taiwan	16.3
South Korea	9.9
India	9.2
Malaysia	7.2
Thailand	7.0
Indonesia	4.6
Chile	3.1
Philippines	2.9
Qatar	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2018	iShares® Edge MSCI Min Vol Global ETF

Investment Objective

The iShares Edge MSCI Min Vol Global ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	9.56%	10.25%	10.82%	9.56%	62.89%	102.68%
Fund Market	9.20	10.26	10.78	9.20	62.93	102.11
Index	9.39	10.02	10.56	9.39	61.18	99.30

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,051.60	$1.03		$1,000.00	$1,024.20	$1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® Edge MSCI Min Vol Global ETF

Portfolio Management Commentary

Low volatility stocks in the U.S., which made up 57% of the Index’s weight on average for the reporting period, contributed the majority of the Index’s return. A strong economy, low unemployment, and robust consumer spending supported the advance of U.S. stocks. Additionally, a lower corporate tax rate bolstered earnings growth of U.S. companies.

Japanese stocks contributed modestly to the Index’s return. Steady economic growth, stimulative government policies, and low interest rates favored Japanese equities. Companies from China and Hong Kong, helped by Chinese economic expansion, also contributed to the Index’s performance despite concerns about a possible U.S. trade war.

From a sector perspective, information technology contributed the most to the Index’s return, with the software and services industry advancing amid increased adoption of cloud-based computing and the move to platform-based subscription models. Growing demand for pharmaceuticals and healthcare equipment and supplies by the increasing number of elderly patients benefited the healthcare sector, which was a solid contributor to the Index’s return. The financials, industrials, and consumer discretionary sectors, buoyed by an improving world economy, also contributed to the Index’s performance.

The Index seeks lower volatility than the broader market with returns in line with the market over the long term. Minimum volatility strategies tend to outperform during periods of elevated volatility and underperform during periods of low volatility. Volatility in developed markets remained relatively low for most of the reporting period, while volatility in emerging markets increased, largely due to trade tensions and political uncertainty. Overall, world market volatility was relatively modest. In that environment, the Index slightly underperformed the broader market, as represented by the MSCI ACWI Index.

From a country perspective, U.S. stocks held by the Index detracted from relative performance, while German stocks were modest contributors. From an industry perspective, underweight positions in the Index to the internet and direct marketing retail industry and the oil, gas, and consumable fuels industry weighed on relative performance as these industries posted strong returns during the reporting period. On the upside, the mix of stocks in the banks industry and an overweight position in the Index to the information technology services industry benefited relative performance.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	15.1%
Health Care	13.7
Financials	13.6
Consumer Staples	12.7
Industrials	11.0
Consumer Discretionary	9.0
Utilities	8.2
Telecommunication Services	7.7
Real Estate	4.8
Materials	2.4
Energy	1.8

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
United States	57.0%
Japan	12.3
Switzerland	4.7
Taiwan	3.9
Hong Kong	3.6
Canada	2.7
China	2.7
India	2.2
Denmark	1.2
Singapore	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2018	iShares® Edge MSCI Multifactor Emerging Markets ETF

Investment Objective

The iShares Edge MSCI Multifactor Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of large- and mid-capitalization companies in emerging markets that have favorable exposure to target style factors subject to constraints, as represented by the MSCI Emerging Markets Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.65)%	12.78%	(0.65)%	38.93%
Fund Market	(1.56)	12.69	(1.56)	38.63
Index	(2.14)	12.82	(2.14)	38.99

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/15. The first day of secondary market trading was 12/10/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$880.60	$2.04		$1,000.00	$1,023.00	$2.19		0.43%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® Edge MSCI Multifactor Emerging Markets ETF

Portfolio Management Commentary

South Korean stocks were the largest detractors from the Index’s return for the reporting period. Trade tensions between the U.S. and China weighed on stocks in export-heavy South Korea, as investors feared South Korean companies would be impacted by regional trade disruptions.

Political turmoil rattled equity markets in Brazil, another significant detractor from the Index’s performance. Economic interventions taken in the wake of a disruptive transport strike and uncertainty surrounding the upcoming presidential election negatively impacted Brazilian companies. Despite a robust economy, Indian equities also detracted from the Index’s return due to the declining Indian rupee and weakness in the construction machinery and heavy trucks industry.

On the upside, stocks in China, where steady growth continued despite the threat of a trade war with the U.S., were the top contributors to the Index’s return. Domestically oriented Chinese stocks were supported by growing consumer spending, and pharmaceutical companies benefited from reforms that hastened the drug approval process. Russian stocks, which benefited from higher oil prices, were another source of strength.

From a sector perspective, financials was the leading detractor from the Index’s return, as the rapid depreciation of the Turkish lira and the Brazilian real negatively impacted banks in those countries. The materials sector also detracted from the Index’s performance on weakness in the commodity chemicals industry amid competition from major oil companies.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, momentum contributed to the Index’s return while size, quality, and value detracted from the Index’s performance. For the reporting period, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index.

Relative to the broader market, the Index’s mix of stocks in China and an overweight allocation to Taiwan benefited relative performance, while positioning in South Korea and an underweight allocation to India detracted from relative return. From an industry perspective, the Index’s positioning in the pharmaceuticals industry and an underweight allocation to internet and direct marketing retail stocks contributed to relative return. Conversely, the Index’s positioning in the semiconductors and semiconductor equipment industry and an overweight allocation to electronic equipment, instruments, and components detracted from relative performance.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	29.2%
Financials	17.9
Consumer Discretionary	11.9
Industrials	7.8
Health Care	7.5
Materials	6.1
Energy	4.6
Consumer Staples	4.3
Real Estate	4.1
Exchanged-Traded Funds	3.3
Telecommunication Services	1.8
Utilities	1.5

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
China	36.0%
South Korea	19.2
Taiwan	14.1
Brazil	6.0
South Africa	5.8
India	3.4
Russia	3.2
Indonesia	3.1
Malaysia	2.2
United Arab Emirates	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2018	iShares® MSCI EM ESG Optimized ETF

Investment Objective

The iShares MSCI EM ESG Optimized ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities that have positive environmental, social and governance characteristics, as represented by the MSCI Emerging Markets Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Special note: Effective on or around October 23, 2018, the Fund will change its name from iShares MSCI EM ESG Optimized ETF to iShares ESG MSCI EM ETF.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.72)%	15.82%	(0.72)%	37.70%
Fund Market	(0.89)	16.02	(0.89)	38.23
Index(a)	(1.14)	16.65	(1.14)	39.72
MSCI Emerging Markets ESG Focus Index	(1.12)	16.66	(1.12)	39.75
MSCI Emerging Markets Extended ESG Focus Index(b)	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

(a)

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI Emerging Markets Extended ESG Focus Index, which, effective as of June 1, 2018, replaced the MSCI Emerging Markets ESG Focus Index as the underlying index of the Fund.

(b)

The inception date of the MSCI Emerging Markets Extended ESG Focus Index was March 27, 2018. The cumulative total return of this index for the period March 27, 2018 through August 31, 2018 was -10.65%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$890.00	$1.24		$1,000.00	$1,023.90	$1.33		0.26%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI EM ESG Optimized ETF

Portfolio Management Commentary

Shareholders and investors are using environmental, social, and governance (“ESG”) reporting in emerging markets as a source of information on management practices distinct from financial reports. The heightened vulnerability of emerging markets countries to ESG-related issues has led shareholders to demand higher quality disclosures. Governmental policy is also influencing ESG practices. For example, the Chinese government is setting a timetable for mandatory ESG reporting by public companies, and Brazil is imposing new rules on ESG requirements for pension investments.

Brazilian equities detracted the most from the Index’s performance for the reporting period. Political uncertainty and the rapid depreciation of the Brazilian real adversely affected Brazilian companies. Chinese and Turkish stocks also detracted from the Index’s return, as trade tensions with the U.S. weighed on Chinese companies with positive ESG characteristics and a financial crisis dampened investor confidence in Turkey. On the upside, Taiwanese stocks contributed the most to the Index’s return, benefiting from demand for electronic components. India was another source of strength due to solid domestic spending and economic growth.

From a sector perspective, consumer discretionary was the largest detractor from the Index’s performance, as competition in the retail industry put pressure on profit margins. On the upside, the information technology sector strengthened amid an increase in worldwide information technology budgets.

In terms of relative performance, the Index slightly underperformed the broader market, as represented by the MSCI Emerging Markets Index, while tracking it relatively closely during the reporting period. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. For the reporting period, the Index held underweight positions in the industrials and materials sectors and small overweight positions in the financials, information technology, and consumer staples sectors. The underweight position in the materials sector and the overweight position in the consumer staples sector were the primary detractors from the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	29.3%
Financials	25.3
Consumer Discretionary	8.8
Energy	7.7
Consumer Staples	7.3
Materials	6.6
Telecommunication Services	4.1
Industrials	3.9
Health Care	2.8
Real Estate	2.5
Utilities	1.7

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
China	28.0%
South Korea	14.8
Taiwan	13.2
India	10.1
South Africa	6.9
Brazil	5.7
Thailand	3.5
Malaysia	3.4
Russia	3.1
Mexico	2.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2018	iShares® MSCI Emerging Markets ex China ETF

Investment Objective

The iShares MSCI Emerging Markets ex China ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, excluding China, as represented by the MSCI Emerging Markets ex China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.41)%	0.36%	(1.41)%	0.40%
Fund Market	(1.78)	0.71	(1.78)	0.80
Index	(0.86)	0.94	(0.86)	1.06

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/18/17. The first day of secondary market trading was 7/20/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$908.80	$1.97		$1,000.00	$1,023.10	$2.09		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

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Fund Summary as of August 31, 2018 (continued)	iShares® MSCI Emerging Markets ex China ETF

Portfolio Management Commentary

The Brazilian equity market detracted the most from the Index’s return for the reporting period as the Brazilian real depreciated sharply against the U.S. dollar and public debt expanded significantly. In addition, Brazil’s economy slowed during the latter half of the reporting period as a nationwide truckers’ strike disrupted transportation.

Equity markets in Turkey and South Africa also weighed on the Index’s performance. In Turkey, sharply rising inflation, a significantly weaker Turkish lira, concerns about the government’s ability to control the currency crisis, and escalating political tensions with the U.S. led to an economic slowdown and steep market losses. Stocks in South Africa declined as the economy slipped into recession late in the reporting period and the South African rand weakened.

On the upside, stocks in Taiwan contributed the most to the Index’s return, driven largely by technology-related stocks. Solid global demand for semiconductors and electronic components boosted Taiwan’s export-driven economy.

Indian and South Korean equities also contributed to the Index’s return. In India, robust economic growth coupled with strong corporate earnings drove gains as the country recovered from the short-term setbacks of long-term reform measures. South Korean stocks advanced as strong demand for exports outweighed a domestic economic slowdown.

From a sector perspective, consumer discretionary was the largest detractor from the Index’s performance. Retailers and consumer durables companies faced a slowdown in consumer spending, while autos and components stocks were adversely affected by slowing sales and trade tensions.

Telecommunication services and financials stocks were also notable detractors from the Index’s return. Telecommunication services stocks declined amid intensifying price competition. Bank stocks led the decline in the financials sector, especially in Brazil and Turkey, where currency depreciation and potential economic crises weighed on the industry.

On the upside, information technology and energy stocks contributed to the Index’s performance. Within the information technology sector, investors’ expectations for growth rose amid an ongoing shift toward e-commerce, cloud computing, and mobile devices. Energy stocks advanced as crude oil prices rose during the reporting period, leading to higher revenues.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Information Technology	20.9%
Financials	20.4
Exchanged-Traded Funds	13.6
Materials	9.3
Consumer Discretionary	7.7
Consumer Staples	7.0
Energy	6.8
Industrials	4.6
Telecommunication Services	4.0
Health Care	2.2
Utilities	1.8
Real Estate	1.7

TEN LARGEST COUNTRIES
Country	Percent of Total Investments	(a)
South Korea	21.4%
Taiwan	17.7
India	13.6
South Africa	9.0
Brazil	8.4
Russia	4.9
Mexico	4.5
Malaysia	3.5
Thailand	3.5
Indonesia	2.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Consolidated Schedule of Investments August 31, 2018	iShares® Edge MSCI Min Vol Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 1.3%
Ambev SA	4,806,800	$21,991,743
Cielo SA	1,953,316	7,158,824
Equatorial Energia SA	1,339,600	18,532,851
Raia Drogasil SA	709,200	13,254,144

		60,937,562
Chile — 3.1%
Aguas Andinas SA, Class A	45,083,056	24,270,302
Banco de Chile	437,927,849	63,355,790
Banco de Credito e Inversiones SA	105,065	6,726,731
Cia. Cervecerias Unidas SA	189,944	2,512,030
Colbun SA	19,432,350	4,109,524
Enel Americas SA	20,502,972	3,057,497
SACI Falabella	4,865,900	38,833,932

		142,865,806
China — 26.2%
3SBio Inc.(a)	1,970,000	3,759,839
51job Inc., ADR(b)	50,432	3,898,898
AAC Technologies Holdings Inc.	1,411,500	15,645,568
Agricultural Bank of China Ltd., Class H	74,860,000	36,243,040
Alibaba Group Holding Ltd., ADR(b)	327,020	57,231,770
ANTA Sports Products Ltd.	2,364,000	12,875,817
Autohome Inc., ADR	50,432	4,166,188
Baidu Inc., ADR(b)(c)	177,300	40,154,904
Bank of Beijing Co. Ltd., Class A	2,915,600	2,487,954
Bank of China Ltd., Class H	96,924,000	43,591,041
Bank of Communications Co. Ltd., Class A	5,122,540	4,213,737
Bank of Communications Co. Ltd., Class H	5,620,000	4,059,856
Beijing Capital International Airport Co. Ltd., Class H	6,520,000	6,944,566
BOC Aviation Ltd.(a)	612,600	4,487,826
BOE Technology Group Co. Ltd., Class A	4,412,800	2,202,492
CAR Inc.(b)(c)	12,608,000	10,119,940
China CITIC Bank Corp. Ltd., Class H	18,691,000	11,668,629
China Construction Bank Corp., Class H	4,728,000	4,186,523
China Everbright Bank Co. Ltd., Class H	18,124,000	7,573,892
China First Capital Group Ltd.(b)	6,304,000	3,373,313
China Gas Holdings Ltd.	2,048,800	6,512,704
China Huishan Dairy Holdings Co. Ltd.(b)(d)	22,241,266	425,052
China Life Insurance Co. Ltd., Class H	1,630,000	3,684,109
China Medical System Holdings Ltd.	8,150,000	13,498,707
China Mengniu Dairy Co. Ltd.	4,728,000	13,643,848
China Merchants Port Holdings Co. Ltd.	1,132,000	2,310,469
China Minsheng Banking Corp. Ltd., Class A	2,646,946	2,312,944
China Mobile Ltd.	6,927,500	65,136,452
China Pacific Insurance Group Co. Ltd., Class A	630,932	3,025,326
China Petroleum & Chemical Corp., Class H	47,316,000	47,563,766
China Railway Signal & Communication Corp. Ltd., Class H(a)	25,216,000	17,830,371
China Reinsurance Group Corp., Class H	95,348,000	18,829,314
China Resources Beer Holdings Co. Ltd.	8,150,000	34,681,293
China Resources Gas Group Ltd.	2,418,000	11,013,454
China Resources Pharmaceutical Group Ltd.(a)	9,062,000	14,501,232
China Resources Power Holdings Co. Ltd.	3,242,000	5,840,548
China Telecom Corp. Ltd., Class H	42,552,000	20,004,954
China Unicom Hong Kong Ltd.	3,260,000	3,792,098
China Yangtze Power Co. Ltd., Class A	1,891,739	4,380,397
Chong Sing Holdings FinTech Group Ltd.(b)(c)	116,624,000	8,172,253
CNOOC Ltd.	1,630,000	2,882,493

Security	Shares	Value

China (continued)
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	7,880,000	$3,443,591
COSCO SHIPPING Ports Ltd.	14,670,000	15,531,820
CSPC Pharmaceutical Group Ltd.	9,456,000	23,854,145
Dali Foods Group Co. Ltd.(a)	3,152,000	2,289,034
Daqin Railway Co. Ltd., Class A	2,128,169	2,688,207
Dongfeng Motor Group Co. Ltd., Class H	3,152,000	3,521,900
ENN Energy Holdings Ltd.	788,000	7,178,331
Fang Holdings Ltd., ADR(b)(c)	423,944	1,301,508
Focus Media Information Technology Co. Ltd., Class A	1,607,275	2,020,827
Fullshare Holdings Ltd.(c)	21,015,000	8,407,178
Fuyao Glass Industry Group Co. Ltd., Class H(a)	978,000	3,607,270
Guangdong Investment Ltd.	34,230,000	60,706,800
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	1,182,578	5,443,726
Hengan International Group Co. Ltd.	2,445,000	22,008,084
Huadian Power International Corp. Ltd., Class H	6,304,000	2,345,256
Huaneng Power International Inc., Class H	33,096,000	21,251,875
Industrial & Commercial Bank of China Ltd., Class H	34,672,000	25,532,770
Industrial Bank Co. Ltd., Class A	2,679,729	5,914,772
Jiangsu Expressway Co. Ltd., Class H	21,190,000	26,781,434
Jiangsu Hengrui Medicine Co. Ltd., Class A	473,388	4,583,454
Kangmei Pharmaceutical Co. Ltd., Class A	630,934	1,923,619
Kingboard Holdings Ltd.	815,000	2,897,030
Kweichow Moutai Co. Ltd., Class A	20,190	1,948,017
Lenovo Group Ltd.	63,040,000	41,122,297
NetEase Inc., ADR(c)	101,652	20,097,617
New Oriental Education & Technology Group Inc., ADR	171,784	13,502,222
PetroChina Co. Ltd., Class H	53,890,000	40,097,033
Ping An Insurance Group Co. of China Ltd., Class H	788,000	7,589,955
Semiconductor Manufacturing International Corp.(b)(c)	3,940,000	4,648,346
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	16,300,000	15,430,060
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	15,208,540	20,516,321
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	3,388,400	8,893,098
Shanghai Pudong Development Bank Co. Ltd., Class A	3,861,742	5,838,878
Shenzhen International Holdings Ltd.	1,970,000	3,694,581
Shenzhou International Group Holdings Ltd.	2,364,000	31,022,436
Sihuan Pharmaceutical Holdings Group Ltd.	16,548,000	3,668,478
SINA Corp./China(b)	26,004	1,845,244
Sino Biopharmaceutical Ltd.	4,728,000	5,987,631
Sinopec Shanghai Petrochemical Co. Ltd., Class H	14,184,000	8,330,880
Sinopharm Group Co. Ltd., Class H	1,891,200	9,409,135
Sun Art Retail Group Ltd.	5,122,000	5,905,809
Sunny Optical Technology Group Co. Ltd.	394,000	5,007,262
TAL Education Group, Class A, ADR(b)	197,788	5,854,525
Tencent Holdings Ltd.	1,260,800	54,615,551
TravelSky Technology Ltd., Class H	5,516,000	14,125,750
Tsingtao Brewery Co. Ltd., Class H	2,072,000	9,846,679
Want Want China Holdings Ltd.(c)	4,075,000	3,327,950
Weibo Corp., ADR(b)(c)	22,852	1,753,663
Yum China Holdings Inc.	812,428	31,424,715
Zhaojin Mining Industry Co. Ltd., Class H	17,336,000	13,517,349
ZTE Corp., Class H(b)(c)	1,746,800	3,391,715

		1,224,573,405
Colombia — 0.5%
Grupo Argos SA/Colombia	341,992	2,138,321

S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Min Vol Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Colombia (continued)
Interconexion Electrica SA ESP	5,023,500	$22,233,443

		24,371,764
Czech Republic — 0.5%
CEZ AS	117,412	2,989,028
Komercni Banka AS	276,043	11,539,654
Moneta Money Bank AS(a)	990,516	3,480,099
O2 Czech Republic AS	623,308	7,398,457

		25,407,238
Egypt — 0.4%
Commercial International Bank Egypt SAE	3,619,770	17,798,387

Greece — 0.5%
Hellenic Telecommunications Organization SA	337,260	4,312,497
JUMBO SA	192,500	2,884,781
OPAP SA	393,075	4,232,706
Titan Cement Co. SA	497,589	11,463,103

		22,893,087
Hungary — 0.8%
MOL Hungarian Oil & Gas PLC	1,397,912	14,315,635
OTP Bank Nyrt	55,948	2,068,203
Richter Gedeon Nyrt	1,090,592	21,519,705

		37,903,543
India — 9.2%
Asian Paints Ltd.	1,577,576	30,526,697
Britannia Industries Ltd.	57,524	5,463,771
Cadila Healthcare Ltd.	465,708	2,644,492
Cipla Ltd./India	329,384	3,075,048
Coal India Ltd.	649,312	2,617,800
Dabur India Ltd.	6,758,676	45,620,855
HCL Technologies Ltd.	2,576,760	38,017,666
Hindustan Unilever Ltd.	1,138,660	28,577,976
Housing Development Finance Corp. Ltd.	328,596	8,969,111
Infosys Ltd.	3,461,684	70,335,494
InterGlobe Aviation Ltd.(a)	147,356	1,929,774
ITC Ltd.	628,036	2,832,200
Lupin Ltd.	229,308	3,011,423
Marico Ltd.	3,304,872	17,214,853
Maruti Suzuki India Ltd.	18,912	2,425,493
Nestle India Ltd.	36,248	5,919,295
Pidilite Industries Ltd.	177,300	2,921,368
Power Grid Corp. of India Ltd.	2,303,324	6,543,696
Reliance Industries Ltd.	680,044	11,904,995
Sun Pharmaceutical Industries Ltd.	747,812	6,883,334
Tata Consultancy Services Ltd.	1,965,272	57,589,698
Tech Mahindra Ltd.	2,108,688	22,767,780
Titan Co. Ltd.	631,188	7,937,210
Wipro Ltd.	9,922,496	42,144,508

		427,874,537
Indonesia — 4.6%
Bank Central Asia Tbk PT	45,231,200	76,153,005
Bank Mandiri Persero Tbk PT	13,711,200	6,422,762
Bank Rakyat Indonesia Persero Tbk PT	39,872,800	8,607,977
Gudang Garam Tbk PT	1,956,000	9,693,686
Hanjaya Mandala Sampoerna Tbk PT	75,096,400	19,526,083
Indofood CBP Sukses Makmur Tbk PT	11,977,600	7,054,018
Indofood Sukses Makmur Tbk PT	17,257,200	7,468,747
Jasa Marga Persero Tbk PT	8,274,095	2,544,579
Kalbe Farma Tbk PT	166,740,800	15,225,144
Telekomunikasi Indonesia Persero Tbk PT	121,982,400	28,901,465

Security	Shares	Value

Indonesia (continued)
Unilever Indonesia Tbk PT	11,583,600	$34,483,426

		216,080,892
Malaysia — 7.2%
DiGi.Com Bhd(c)	3,832,800	4,392,867
Fraser & Neave Holdings Bhd(c)	1,182,000	10,929,797
HAP Seng Consolidated Bhd	3,102,000	7,420,041
Hong Leong Bank Bhd	8,195,200	41,000,928
IHH Healthcare Bhd(c)	36,268,700	49,246,708
Kuala Lumpur Kepong Bhd(c)	866,800	5,201,433
Malayan Banking Bhd	23,482,400	56,913,178
Maxis Bhd(c)	8,589,200	12,080,685
My EG Services Bhd(c)	28,587,000	10,364,918
Petronas Chemicals Group Bhd	7,407,200	17,051,250
Petronas Dagangan Bhd	1,222,500	8,091,495
Petronas Gas Bhd	3,638,100	16,554,926
Public Bank Bhd(c)	11,426,080	69,843,808
Telekom Malaysia Bhd(c)	2,521,600	2,031,025
Tenaga Nasional Bhd	5,200,800	19,843,909
Westports Holdings Bhd	3,588,300	3,248,200

		334,215,168
Mexico — 1.3%
Arca Continental SAB de CV	2,364,000	14,534,758
Coca-Cola Femsa SAB de CV, Series L, NVS	649,300	3,902,830
Gruma SAB de CV, Series B	748,600	9,476,668
Infraestructura Energetica Nova SAB de CV	1,793,000	8,330,855
Wal-Mart de Mexico SAB de CV	9,298,400	25,720,686

		61,965,797
Pakistan — 0.2%
Habib Bank Ltd.	1,469,000	1,787,056
Lucky Cement Ltd.	529,750	2,307,517
MCB Bank Ltd.	3,097,700	5,020,944

		9,115,517
Peru — 1.2%
Credicorp Ltd.	257,676	56,178,521

Philippines — 2.9%
Aboitiz Equity Ventures Inc.	11,942,860	11,938,840
Aboitiz Power Corp.	26,004,000	17,994,838
Bank of the Philippine Islands	13,751,128	24,111,024
BDO Unibank Inc.	12,130,563	29,516,463
Jollibee Foods Corp.	4,680,720	25,212,227
Manila Electric Co.	835,280	5,833,275
Metropolitan Bank & Trust Co.	4,510,442	6,179,208
Security Bank Corp.	1,567,260	5,701,206
Universal Robina Corp.	2,631,920	6,866,777

		133,353,858
Poland — 0.5%
Bank Polska Kasa Opieki SA	458,616	14,560,523
CD Projekt SA(b)	74,072	4,145,915
Cyfrowy Polsat SA(b)	607,548	3,710,872

		22,417,310
Qatar — 2.6%
Commercial Bank PQSC (The)	947,176	10,203,764
Doha Bank QPSC	552,885	3,885,093
Masraf Al Rayan QSC	1,512,960	15,595,607
Qatar Electricity & Water Co. QSC	546,084	28,578,199
Qatar Islamic Bank SAQ	901,472	34,507,520

18	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Min Vol Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
Qatar National Bank QPSC	579,743	$28,215,581

		120,985,764
Russia — 0.2%
Rosneft Oil Co. PJSC	371,300	2,401,877
Rosneft Oil Co. PJSC, GDR, NVS(e)	1,024,400	6,527,477

		8,929,354
South Africa — 1.1%
AngloGold Ashanti Ltd.	314,412	2,530,103
Bidvest Group Ltd. (The)	385,611	5,684,974
Fortress REIT Ltd., Series A	12,652,128	14,239,986
Gold Fields Ltd.	743,872	1,827,789
Sappi Ltd.	341,204	2,337,921
SPAR Group Ltd. (The)	195,424	2,734,369
Tiger Brands Ltd.	90,620	1,770,619
Vodacom Group Ltd.	2,553,120	22,024,663

		53,150,424
South Korea — 9.9%
Celltrion Inc.(b)(c)	29,716	7,207,762
Cheil Worldwide Inc.	211,972	3,675,210
CJ CheilJedang Corp.	14,184	4,364,210
CJ Logistics Corp.(b)(c)	54,372	7,522,156
Coway Co. Ltd.	83,528	6,858,428
DB Insurance Co. Ltd.	405,032	23,287,111
E-MART Inc.	31,781	6,124,084
GS Retail Co. Ltd.(c)	73,284	2,449,054
Hanssem Co. Ltd.(c)	29,156	2,160,868
Hanwha Life Insurance Co. Ltd.	728,112	3,172,388
Hyundai Glovis Co. Ltd.	47,280	5,139,361
Hyundai Marine & Fire Insurance Co. Ltd.	307,320	10,270,228
Hyundai Mobis Co. Ltd.	11,820	2,378,547
Kakao Corp.	72,496	8,140,862
Kangwon Land Inc.	828,188	21,538,914
Kia Motors Corp.	268,708	7,736,685
Korea Electric Power Corp.	252,948	6,930,705
Korea Gas Corp.(b)	44,916	2,122,429
KT Corp.	262,836	6,823,843
KT&G Corp.	444,736	40,352,456
LG Display Co. Ltd.	156,812	2,993,536
Lotte Chemical Corp.	11,032	3,131,754
Lotte Corp.(b)	51,636	2,235,867
Medy-Tox Inc.	3,940	2,370,761
NAVER Corp.	55,423	37,441,581
NCSoft Corp.	55,119	19,187,542
S-1 Corp.	247,432	19,049,474
Samsung Biologics Co. Ltd.(a)(b)(c)	34,672	14,421,359
Samsung Electro-Mechanics Co. Ltd.	65,404	9,459,681
Samsung Electronics Co. Ltd.	959,056	41,743,038
Samsung Fire & Marine Insurance Co. Ltd.	107,956	25,700,346
Samsung Life Insurance Co. Ltd.	301,016	25,013,682
Samsung SDI Co. Ltd.	42,552	9,021,490
SK Hynix Inc.	471,224	35,135,958
SK Telecom Co. Ltd.	152,084	35,864,035

		461,025,405
Taiwan — 16.3%
Advantech Co. Ltd.	3,379,333	22,994,648
ASE Technology Holding Co. Ltd.	2,833,445	6,946,391
Asustek Computer Inc.	2,364,000	20,126,518
AU Optronics Corp.	20,488,000	8,871,574
Chicony Electronics Co. Ltd.	9,047,455	19,028,670

Security	Shares	Value

Taiwan (continued)
Chunghwa Telecom Co. Ltd.	18,553,000	$65,538,027
Compal Electronics Inc.	6,304,000	3,950,903
Delta Electronics Inc.	2,684,000	10,748,234
E.Sun Financial Holding Co. Ltd.	29,218,833	21,499,125
Eva Airways Corp.	7,523,582	3,821,191
Far EasTone Telecommunications Co. Ltd.	21,190,000	50,500,016
First Financial Holding Co. Ltd.	67,628,710	45,247,273
Formosa Petrochemical Corp.	3,940,000	16,162,787
Formosa Plastics Corp.	3,233,840	11,844,604
Foxconn Technology Co. Ltd.	3,689,331	9,368,967
Globalwafers Co. Ltd.	77,000	982,712
Hon Hai Precision Industry Co. Ltd.	17,336,125	45,435,718
Hua Nan Financial Holdings Co. Ltd.	61,750,160	36,187,624
Innolux Corp.	9,753,000	3,635,743
Lite-On Technology Corp.	17,336,752	20,856,031
MediaTek Inc.	388,000	3,177,015
Nanya Technology Corp.	4,075,000	9,247,192
Novatek Microelectronics Corp.	1,576,000	7,722,220
Phison Electronics Corp.	152,000	1,256,975
Powertech Technology Inc.	3,551,000	10,532,186
President Chain Store Corp.	3,075,000	33,538,174
Quanta Computer Inc.	3,260,000	5,604,037
Standard Foods Corp.	1,957,476	3,313,975
Synnex Technology International Corp.	16,300,000	21,811,167
Taiwan Business Bank	33,884,476	12,245,407
Taiwan Cooperative Financial Holding Co. Ltd.	117,632,953	69,894,234
Taiwan Mobile Co. Ltd.	16,273,000	56,689,272
Taiwan Semiconductor Manufacturing Co. Ltd.	8,965,000	74,720,495
United Microelectronics Corp.	29,156,000	16,469,367
WPG Holdings Ltd.	6,520,000	8,257,464

		758,225,936
Thailand — 6.9%
Advanced Info Service PCL, NVDR	2,048,800	12,644,595
Airports of Thailand PCL, NVDR	17,178,400	35,033,859
Bangkok Dusit Medical Services PCL, NVDR	43,655,200	35,012,191
Bangkok Expressway & Metro PCL, NVDR	81,242,800	20,850,581
BTS Group Holdings PCL, NVDR	100,548,800	28,416,633
Bumrungrad Hospital PCL, NVDR	3,782,400	20,974,812
Central Pattana PCL, NVDR	1,497,200	3,773,877
CP ALL PCL, NVDR	17,651,200	36,402,566
Delta Electronics Thailand PCL, NVDR	6,067,600	12,930,495
Electricity Generating PCL, NVDR	2,206,400	15,235,148
Glow Energy PCL, NVDR	8,825,600	25,346,972
Home Product Center PCL, NVDR	28,998,400	12,935,430
IRPC PCL, NVDR	33,332,400	7,077,916
Kasikornbank PCL, NVDR	1,596,700	10,293,422
Krung Thai Bank PCL, NVDR	34,120,400	20,224,130
Minor International PCL, NVDR	3,782,400	4,564,766
PTT Global Chemical PCL, NVDR	1,970,000	4,920,486
Robinson PCL, NVDR	2,285,200	4,555,738
Siam Cement PCL (The), NVDR	551,600	7,617,574
Thai Union Group PCL, NVDR	9,456,000	5,055,912

		323,867,103
United Arab Emirates — 2.1%
DP World Ltd.	681,476	14,583,586
Dubai Islamic Bank PJSC	4,327,282	6,031,794
Emirates Telecommunications Group Co. PJSC	5,833,564	26,919,377

S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Min Vol Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Arab Emirates (continued)
First Abu Dhabi Bank PJSC	12,990,968	$52,343,718

		99,878,475

Total Common Stocks — 99.5% (Cost: $4,117,913,756)		4,644,014,853

Preferred Stocks

Colombia — 0.1%
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	492,108	5,693,124

Russia — 0.1%
Transneft PJSC, Preference Shares	695	1,470,408

Total Preferred Stocks — 0.2% (Cost: $7,322,998)		7,163,532

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 08/01/19)(b)	10,792,211	3

Total Warrants — 0.0% (Cost: $0)		3

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(f)(g)(h)	74,656,625	74,679,022

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(f)(g)	14,250,979	$14,250,979

		88,930,001

Total Short-Term Investments — 1.9% (Cost: $88,915,231)		88,930,001

Total Investments in Securities — 101.6% (Cost: $4,214,151,985)		4,740,108,389

Other Assets, Less Liabilities — (1.6)%		(73,411,463)

Net Assets — 100.0%		$4,666,696,926

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss)	(a)	(Depreciation )
BlackRock Cash Funds: Institutional, SL Agency Shares	84,571,230	(9,914,605)	74,656,625	$74,679,022	$1,857,947	(b)	$3,579		$(153)
BlackRock Cash Funds: Treasury, SL Agency Shares	4,920,350	9,330,629	14,250,979	14,250,979	110,134		—		—

				$88,930,001	$1,968,081		$3,579		$(153)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	234	09/21/18	$12,342	$17,389

20	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued)	iShares® Edge MSCI Min Vol Emerging Markets ETF
August 31, 2018

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$17,389

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported separately within the Consolidated Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(2,024,054)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$17,389

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,123,190

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,522,604,037	$120,985,764	$425,052	$4,644,014,853
Preferred Stocks	7,163,532	—	—	7,163,532
Warrants	—	3	—	3
Money Market Funds	88,930,001	—	—	88,930,001

	$4,618,697,570	$120,985,767	$425,052	$4,740,108,389

Derivative financial instruments(a)
Assets
Futures Contracts	$17,389	$—	$—	$17,389

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2018	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Belgium — 0.4%
Colruyt SA	84,864	$5,055,449
Proximus SADP	128,640	2,970,252
UCB SA	51,840	4,750,474

		12,776,175
Canada — 2.7%
Agnico Eagle Mines Ltd.	194,304	6,702,553
Barrick Gold Corp.	555,648	5,688,792
BCE Inc.	207,360	8,464,874
Fairfax Financial Holdings Ltd.	12,288	6,751,686
First Capital Realty Inc.	127,104	1,992,412
Franco-Nevada Corp.	258,048	16,508,581
Goldcorp Inc.	339,840	3,674,791
Intact Financial Corp.	192,384	15,270,328
RioCan REIT	88,320	1,710,927
Rogers Communications Inc., Class B, NVS	82,176	4,261,468
Shaw Communications Inc., Class B, NVS	164,736	3,325,167
TELUS Corp.	272,256	10,103,507
Thomson Reuters Corp.	112,896	5,025,104

		89,480,190
Chile — 0.3%
Banco de Chile	34,885,136	5,046,894
SACI Falabella	808,704	6,454,131

		11,501,025
China — 2.7%
Agricultural Bank of China Ltd., Class H	4,992,000	2,416,848
ANTA Sports Products Ltd.	384,000	2,091,503
China Conch Venture Holdings Ltd.	1,728,000	5,944,272
China First Capital Group Ltd.(a)	1,536,000	821,924
China Huishan Dairy Holdings Co. Ltd.(a)(b)	2,093,055	40,000
China Mobile Ltd.	2,112,000	19,858,273
China Railway Signal & Communication Corp. Ltd., Class H(c)	2,304,000	1,629,171
China Reinsurance Group Corp., Class H	8,832,000	1,744,143
China Resources Beer Holdings Co. Ltd.	768,000	3,268,127
China Resources Pharmaceutical Group Ltd.(c)	2,304,000	3,686,917
China Telecom Corp. Ltd., Class H	7,680,000	3,610,595
China Unicom Hong Kong Ltd.	2,304,000	2,680,060
Chong Sing Holdings FinTech Group Ltd.(a)(d)	24,576,000	1,722,127
COSCO SHIPPING Ports Ltd.(d)	1,536,000	1,626,236
CSPC Pharmaceutical Group Ltd.	768,000	1,937,393
Fullshare Holdings Ltd.(d)	4,780,000	1,912,268
Guangdong Investment Ltd.	4,608,000	8,172,274
Inner Mongolia Yitai Coal Co. Ltd., Class B	1,305,652	1,570,699
Jiangsu Expressway Co. Ltd., Class H	1,732,000	2,189,025
Lenovo Group Ltd.(d)	4,608,000	3,005,894
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,651,231	2,227,511
Shenzhen International Holdings Ltd.	1,344,000	2,520,567
Shenzhou International Group Holdings Ltd.	384,000	5,039,177
Sinopec Shanghai Petrochemical Co. Ltd., Class H	5,376,000	3,157,558
Tencent Holdings Ltd.	38,400	1,663,418
Yum China Holdings Inc.	119,808	4,634,173

		89,170,153
Czech Republic — 0.1%
Komercni Banka AS	49,152	2,054,742

Denmark — 1.2%
Chr Hansen Holding A/S	38,016	3,868,287

Security	Shares	Value

Denmark (continued)
Coloplast A/S, Class B	54,144	$5,808,506
H Lundbeck A/S	97,920	5,758,202
Orsted A/S(c)	194,688	12,335,871
Pandora A/S	96,000	5,748,674
William Demant Holding A/S(a)	145,920	5,948,296

		39,467,836
Finland — 0.1%
Elisa OYJ	79,872	3,424,509

France — 0.8%
Dassault Systemes SE, NVS	57,216	9,293,283
Hermes International, NVS	25,344	16,519,029

		25,812,312
Germany — 0.3%
MAN SE	48,768	5,313,846
TUI AG	225,792	4,173,187
Uniper SE	58,368	1,787,421

		11,274,454
Hong Kong — 3.6%
CK Infrastructure Holdings Ltd.(d)	960,000	7,020,602
CLP Holdings Ltd.	2,112,000	24,822,841
Hang Seng Bank Ltd.(d)	1,075,200	29,150,908
HK Electric Investments & HK Electric
Investments Ltd.(d)	3,840,000	3,879,677
HKT Trust & HKT Ltd.	5,376,000	6,945,259
Hong Kong & China Gas Co. Ltd.	4,649,937	9,573,696
Jardine Matheson Holdings Ltd.	76,800	4,847,616
Jardine Strategic Holdings Ltd.	76,800	2,787,840
Link REIT	960,000	9,564,652
MTR Corp. Ltd.	2,112,000	10,884,379
PCCW Ltd.	6,144,000	3,264,213
Power Assets Holdings Ltd.	768,000	5,386,538
Yue Yuen Industrial Holdings Ltd.	576,000	1,596,147

		119,724,368
India — 2.2%
Asian Paints Ltd.	188,928	3,655,829
Bajaj Finserv Ltd.	40,320	3,835,975
Britannia Industries Ltd.	36,096	3,428,487
Coal India Ltd.	886,656	3,574,689
Dabur India Ltd.	514,960	3,475,964
Eicher Motors Ltd.	12,672	5,013,280
HCL Technologies Ltd.	310,656	4,583,437
Hero MotoCorp Ltd.	41,856	1,920,178
Hindustan Unilever Ltd.	104,448	2,621,425
Infosys Ltd.	394,752	8,020,685
InterGlobe Aviation Ltd.(c)	118,272	1,548,890
Maruti Suzuki India Ltd.	67,968	8,717,000
Petronet LNG Ltd.	754,944	2,640,262
Pidilite Industries Ltd.	146,688	2,416,974
Sun Pharmaceutical Industries Ltd.	228,864	2,106,609
Tata Consultancy Services Ltd.	172,416	5,052,423
Wipro Ltd., ADR, NVS(d)	2,155,515	11,100,902

		73,713,009
Indonesia — 0.6%
Bank Central Asia Tbk PT	7,987,200	13,447,560
Kalbe Farma Tbk PT	16,934,400	1,546,284
Telekomunikasi Indonesia Persero Tbk PT	17,433,600	4,130,568
Unilever Indonesia Tbk PT	806,400	2,400,587

		21,524,999

22	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland — 0.5%
AIB Group PLC	297,216	$1,675,107
Kerry Group PLC, Class A	92,544	10,579,060
Ryanair Holdings PLC, ADR, NVS(a)(d)	27,648	2,816,502

		15,070,669
Israel — 0.5%
Azrieli Group Ltd.	49,152	2,557,696
Bank Hapoalim BM	315,264	2,366,626
Bank Leumi Le-Israel BM	394,383	2,654,859
Check Point Software Technologies Ltd.(a)(d)	28,800	3,346,272
Mizrahi Tefahot Bank Ltd.	195,072	3,527,598
Nice Ltd.(a)	14,592	1,683,224

		16,136,275
Italy — 0.5%
Intesa Sanpaolo SpA	1,338,256	3,312,646
Luxottica Group SpA	61,824	4,108,767
Snam SpA	1,998,336	8,221,424

		15,642,837
Japan — 12.2%
ABC-Mart Inc.	43,300	2,366,398
Ajinomoto Co. Inc.	153,600	2,612,523
ANA Holdings Inc.	153,600	5,331,708
Asahi Group Holdings Ltd.	38,400	1,738,103
Astellas Pharma Inc.	1,008,800	17,121,897
Benesse Holdings Inc.	115,200	3,610,227
Canon Inc.	537,600	17,274,373
Daiichi Sankyo Co. Ltd.	210,600	8,239,012
Daito Trust Construction Co. Ltd.	38,400	5,765,974
Daiwa House REIT Investment Corp.	1,152	2,676,243
Eisai Co. Ltd.	48,900	4,436,434
FamilyMart UNY Holdings Co. Ltd.	38,400	3,355,693
FUJIFILM Holdings Corp.	86,600	3,669,869
Hamamatsu Photonics KK	115,200	4,643,946
Hankyu Hanshin Holdings Inc.	38,400	1,373,098
Japan Airlines Co. Ltd.	153,600	5,547,802
Japan Post Bank Co. Ltd.	192,000	2,247,518
Japan Prime Realty Investment Corp.	1,152	4,176,435
Japan Real Estate Investment Corp.	1,152	6,139,983
Japan Retail Fund Investment Corp.	2,688	4,872,508
KDDI Corp.	76,800	2,036,964
Keikyu Corp.(d)	115,200	1,996,793
Keyence Corp.	25,000	14,179,104
Kintetsu Group Holdings Co. Ltd.	43,300	1,702,557
Kirin Holdings Co. Ltd.	192,000	4,757,361
Konami Holdings Corp.	38,400	1,612,048
Kyushu Railway Co.	198,800	5,988,114
Lawson Inc.	76,800	4,515,814
LINE Corp.(a)	38,400	1,773,080
McDonald’s Holdings Co. Japan Ltd.	91,200	4,013,672
MEIJI Holdings Co. Ltd.	76,800	5,111,458
Mitsubishi Tanabe Pharma Corp.	345,600	5,775,324
Nagoya Railroad Co. Ltd.	268,800	6,145,177
Nippon Building Fund Inc.	1,152	6,721,775
Nippon Prologis REIT Inc.	2,688	5,248,248
Nippon Telegraph & Telephone Corp.	384,000	17,142,084
Nissan Motor Co. Ltd.	576,000	5,402,354
Nissin Foods Holdings Co. Ltd.	76,800	4,910,601
Nitori Holdings Co. Ltd.	44,600	6,785,426
Nomura Real Estate Master Fund Inc.	5,376	7,505,116
Nomura Research Institute Ltd.	118,030	5,886,332

Security	Shares	Value

Japan (continued)
NTT Data Corp.	691,200	$8,901,417
NTT DOCOMO Inc.	1,267,200	32,969,942
Ono Pharmaceutical Co. Ltd.	153,600	4,044,839
Oracle Corp. Japan	43,300	3,643,315
Oriental Land Co. Ltd./Japan	129,900	13,946,517
Otsuka Corp.	153,600	5,575,506
Otsuka Holdings Co. Ltd.	192,000	9,022,970
Park24 Co. Ltd.	153,600	4,515,814
Recruit Holdings Co. Ltd.	76,800	2,345,868
Sankyo Co. Ltd.	76,800	2,947,053
Secom Co. Ltd.	230,400	19,001,740
Shimadzu Corp.	115,200	3,423,222
Shimamura Co. Ltd.	38,400	3,556,550
Shionogi & Co. Ltd.	38,400	2,235,743
Suntory Beverage & Food Ltd.	192,000	7,887,090
Taisho Pharmaceutical Holdings Co. Ltd.	43,300	4,701,556
Takeda Pharmaceutical Co. Ltd.	230,400	9,668,135
Terumo Corp.	76,800	4,245,696
Tobu Railway Co. Ltd.	268,800	7,514,813
Toho Co. Ltd./Tokyo	76,800	2,361,798
Toyo Suisan Kaisha Ltd.	115,200	4,254,354
Tsuruha Holdings Inc.	38,400	4,394,607
United Urban Investment Corp.	4,224	6,677,794
USS Co. Ltd.	76,800	1,451,017
Yahoo Japan Corp.(d)	1,267,200	4,365,517
Yamada Denki Co. Ltd.(d)	883,200	4,388,720
Yamazaki Baking Co. Ltd.	153,600	2,994,843

		407,445,582
Malaysia — 0.8%
Hong Leong Bank Bhd	921,600	4,610,803
IHH Healthcare Bhd	2,073,600	2,815,595
Malayan Banking Bhd	2,035,200	4,932,618
Maxis Bhd(d)	2,572,800	3,618,636
Petronas Dagangan Bhd	307,200	2,033,298
Public Bank Bhd(d)	1,459,260	8,919,969

		26,930,919
Netherlands — 0.3%
Koninklijke Ahold Delhaize NV	132,864	3,240,148
NXP Semiconductors NV(a)	69,888	6,509,368

		9,749,516
New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	280,320	3,048,414
Spark New Zealand Ltd.	1,519,872	4,023,656

		7,072,070
Peru — 0.1%
Cia. de Minas Buenaventura SAA, ADR, NVS	120,192	1,513,217
Credicorp Ltd.	13,056	2,846,469

		4,359,686
Philippines — 0.3%
Bank of the Philippine Islands	1,213,449	2,127,644
BDO Unibank Inc.	2,791,689	6,792,824
Jollibee Foods Corp.	395,520	2,130,429

		11,050,897
Qatar — 0.3%
Qatar Islamic Bank SAQ	49,152	1,881,493
Qatar National Bank QPSC	172,800	8,410,024

		10,291,517

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore — 1.2%
CapitaLand Commercial Trust	3,456,000	$4,464,888
CapitaLand Mall Trust	3,686,400	5,758,108
Oversea-Chinese Banking Corp. Ltd.(d)	410,000	3,381,629
SATS Ltd.	998,400	3,694,674
Singapore Airlines Ltd.	768,000	5,493,522
Singapore Press Holdings Ltd.(d)	1,545,900	3,159,388
Singapore Telecommunications Ltd.	5,721,600	13,489,119

		39,441,328
South Korea — 0.4%
DB Insurance Co. Ltd.	27,264	1,567,530
KT&G Corp.	18,624	1,689,821
NAVER Corp.	2,688	1,815,906
S-1 Corp.	26,112	2,010,330
Samsung Fire & Marine Insurance Co. Ltd.	13,056	3,108,153
SK Telecom Co. Ltd.	13,056	3,078,830

		13,270,570

Spain — 0.1%
Amadeus IT Group SA	30,720	2,856,557

Switzerland — 4.7%
Chocoladefabriken Lindt & Spruengli AG, Registered	146	12,892,565
EMS-Chemie Holding AG, Registered	10,368	6,561,075
Givaudan SA, Registered	768	1,872,551
Kuehne + Nagel International AG, Registered	75,264	12,179,522
Nestle SA, Registered	387,840	32,636,149
Novartis AG, Registered	196,224	16,309,053
Partners Group Holding AG	12,672	9,971,453
Roche Holding AG, NVS	74,496	18,548,896
Schindler Holding AG, Registered	28,416	6,581,723
Sika AG, Registered	29,568	4,393,467
Sonova Holding AG, Registered	67,200	12,778,492
Swiss Prime Site AG, Registered	66,432	6,137,627
Swisscom AG, Registered	33,408	14,954,320

		155,816,893
Taiwan — 3.9%
Asustek Computer Inc.	866,000	7,372,912
Chang Hwa Commercial Bank Ltd.	6,912,361	4,298,424
Chicony Electronics Co. Ltd.	773,020	1,625,821
Chunghwa Telecom Co. Ltd.	5,376,000	18,990,591
Compal Electronics Inc.	2,688,000	1,684,649
CTBC Financial Holding Co. Ltd.	2,688,000	1,890,308
E.Sun Financial Holding Co. Ltd.	8,156,260	6,001,350
Far EasTone Telecommunications Co. Ltd.	2,304,000	5,490,894
First Financial Holding Co. Ltd.	13,971,422	9,347,639
Formosa Petrochemical Corp.	1,920,000	7,876,282
Hon Hai Precision Industry Co. Ltd.	2,688,400	7,045,945
Hua Nan Financial Holdings Co. Ltd.	11,242,092	6,588,235
Innolux Corp.	4,992,000	1,860,928
Mega Financial Holding Co. Ltd.	13,440,000	11,289,337
Quanta Computer Inc.	768,000	1,320,215
Synnex Technology International Corp.	1,920,250	2,569,503
Taiwan Cooperative Financial Holding Co. Ltd.	12,282,977	7,298,204
Taiwan Mobile Co. Ltd.	2,304,000	8,026,306
Taiwan Semiconductor Manufacturing Co. Ltd.	1,920,000	16,002,604
United Microelectronics Corp.	3,456,000	1,952,193
WPG Holdings Ltd.	1,536,000	1,945,317

		130,477,657
Thailand — 0.8%
Airports of Thailand PCL, NVDR	2,572,800	5,247,003

Security	Shares	Value

Thailand (continued)
Bangkok Dusit Medical Services PCL, NVDR	5,491,200	$4,404,033
Bangkok Expressway & Metro PCL, NVDR	10,214,400	2,621,477
BTS Group Holdings PCL, NVDR	8,025,600	2,268,158
Bumrungrad Hospital PCL, NVDR	499,200	2,768,249
CP ALL PCL, NVDR	960,000	1,979,835
Home Product Center PCL, NVDR	6,528,000	2,911,971
IRPC PCL, NVDR	8,793,600	1,867,263
Krung Thai Bank PCL, NVDR	4,684,800	2,776,814

		26,844,803
United Arab Emirates — 0.2%
Emirates Telecommunications Group Co. PJSC	1,090,560	5,032,463
First Abu Dhabi Bank PJSC	742,656	2,992,339

		8,024,802
United Kingdom — 0.8%
AstraZeneca PLC	25,728	1,937,846
Compass Group PLC	408,192	8,799,128
GlaxoSmithKline PLC	475,776	9,649,352
Kingfisher PLC	393,600	1,399,175
Randgold Resources Ltd.	49,920	3,258,449
Royal Mail PLC	534,144	3,110,255

		28,154,205
United States — 56.7%
Abbott Laboratories	143,616	9,599,293
Accenture PLC, Class A	27,264	4,609,524
Adobe Systems Inc.(a)	21,888	5,767,707
Aetna Inc.	64,512	12,919,818
AGNC Investment Corp.	544,512	10,356,618
Alleghany Corp.	18,816	11,887,573
Allstate Corp. (The)	160,128	16,104,073
Alphabet Inc., Class C,NVS(a)	1,536	1,871,140
Altria Group Inc.	377,088	22,067,190
Ameren Corp.	46,464	2,937,919
American Electric Power Co. Inc.	109,824	7,877,676
American Tower Corp.	14,592	2,175,959
American Water Works Co. Inc.	79,488	6,957,585
Amphenol Corp., Class A	73,728	6,973,194
Annaly Capital Management Inc.	1,523,328	16,177,743
ANSYS Inc.(a)	71,808	13,354,852
Aon PLC	60,672	8,831,416
Apple Inc.	18,432	4,195,676
Aramark	103,680	4,259,174
Arch Capital Group Ltd.(a)	565,632	17,291,370
AT&T Inc.	836,736	26,725,348
Athene Holding Ltd., Class A(a)	116,736	5,797,110
Automatic Data Processing Inc.	125,568	18,427,104
AutoZone Inc.(a)	13,056	10,012,385
AvalonBay Communities Inc.	101,376	18,581,207
Axis Capital Holdings Ltd.	116,352	6,692,567
Baxter International Inc.	187,392	13,936,343
Becton Dickinson and Co.	37,248	9,754,134
Berkshire Hathaway Inc., Class B(a)	94,848	19,796,675
Boston Scientific Corp.(a)	139,776	4,970,435
Bristol-Myers Squibb Co.	72,576	4,394,477
Broadridge Financial Solutions Inc.	114,816	15,516,234
Campbell Soup Co.	112,512	4,438,598
CH Robinson Worldwide Inc.	135,936	13,060,731
Chevron Corp.	16,896	2,001,500
Chubb Ltd.	108,672	14,696,801
Church & Dwight Co. Inc.	311,808	17,642,097

24	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Cigna Corp.	10,752	$2,025,032
Cincinnati Financial Corp.	91,008	6,977,583
Cintas Corp.	10,752	2,294,154
Cisco Systems Inc.	173,184	8,273,000
Clorox Co. (The)	143,232	20,765,775
CMS Energy Corp.	35,328	1,739,551
Coca-Cola Co. (The)	557,568	24,850,806
Cognizant Technology Solutions Corp., Class A	29,424	2,307,724
Colgate-Palmolive Co.	123,264	8,185,962
Comcast Corp., Class A	326,400	12,073,536
CommScope Holding Co. Inc.(a)	129,792	4,113,108
Conagra Brands Inc.	59,136	2,173,248
Consolidated Edison Inc.	431,616	34,067,451
Constellation Brands Inc., Class A	36,480	7,595,136
Cooper Companies Inc. (The)(d)	8,064	2,062,610
Costco Wholesale Corp.	36,480	8,504,582
Crown Castle International Corp.	104,832	11,953,993
CVS Health Corp.	43,392	3,264,814
Danaher Corp.	62,976	6,520,535
Darden Restaurants Inc.	36,480	4,233,139
Dell Technologies Inc., Class V(a)	40,704	3,914,504
Dollar General Corp.	38,784	4,178,200
Dominion Energy Inc.	241,536	17,093,503
DTE Energy Co.	50,688	5,633,464
Duke Energy Corp.	284,928	23,147,551
eBay Inc.(a)	86,016	2,977,014
Ecolab Inc.	22,272	3,351,491
Edison International	29,184	1,918,264
Eli Lilly & Co.	253,440	26,775,936
Entergy Corp.	29,568	2,471,589
Equity Residential	114,432	7,752,768
Essex Property Trust Inc.	11,904	2,931,717
Estee Lauder Companies Inc. (The), Class A	20,352	2,851,722
Everest Re Group Ltd.	40,320	8,992,166
Evergy Inc.	72,960	4,162,368
Eversource Energy	66,816	4,171,323
Expeditors International of Washington Inc.	211,968	15,533,015
Exxon Mobil Corp.	300,288	24,074,089
F5 Networks Inc.(a)	76,800	14,524,416
Facebook Inc., Class A(a)	71,040	12,483,859
Federal Realty Investment Trust	14,592	1,905,861
Fidelity National Financial Inc.	110,208	4,419,341
Fidelity National Information Services Inc.	121,344	13,125,781
Fiserv Inc.(a)	231,552	18,540,369
General Dynamics Corp.	8,064	1,559,578
General Mills Inc.	96,384	4,434,628
Genuine Parts Co.	33,792	3,374,131
Gilead Sciences Inc.	24,192	1,832,060
Harris Corp.	83,712	13,604,037
HCA Healthcare Inc.	16,896	2,265,923
Henry Schein Inc.(a)	77,568	6,025,482
Hershey Co. (The)	54,528	5,481,155
Home Depot Inc. (The)	46,848	9,405,673
Hormel Foods Corp.	124,032	4,855,853
Humana Inc.	20,352	6,782,508
Intel Corp.	74,112	3,589,244
International Business Machines Corp.	69,504	10,180,946
Intuit Inc.	14,976	3,286,783
Jack Henry & Associates Inc.	106,752	16,913,787
JM Smucker Co. (The)	61,056	6,311,969

Security	Shares	Value

United States (continued)
Johnson & Johnson	350,976	$47,272,957
Kellogg Co.	213,120	15,299,885
Kimberly-Clark Corp.	89,856	10,381,962
Kraft Heinz Co. (The)	74,496	4,340,882
L3 Technologies Inc.	14,592	3,118,602
Laboratory Corp. of America Holdings(a)	73,344	12,678,977
Liberty Broadband Corp., Class C,NVS(a)	35,328	2,864,748
Lockheed Martin Corp.	94,080	30,144,173
Lowe’s Companies Inc.	19,968	2,171,520
Markel Corp.(a)	19,584	23,673,139
Marsh & McLennan Companies Inc.	262,656	22,228,577
Mastercard Inc., Class A	43,814	9,444,546
McCormick & Co. Inc./MD, NVS	169,344	21,147,679
McDonald’s Corp.	222,336	36,069,569
Medtronic PLC	145,152	13,994,104
Merck & Co. Inc.	359,040	24,626,554
Microsoft Corp.	26,496	2,976,296
Motorola Solutions Inc.	211,968	27,208,213
Newmont Mining Corp.	296,064	9,186,866
NextEra Energy Inc.	133,632	22,730,803
Northrop Grumman Corp.	123,264	36,793,071
O’Reilly Automotive Inc.(a)(d)	18,432	6,182,461
Occidental Petroleum Corp.	83,328	6,655,407
Oracle Corp.	59,136	2,872,827
Palo Alto Networks Inc.(a)	32,640	7,544,736
Paychex Inc.	268,800	19,689,600
PepsiCo Inc.	257,664	28,860,945
Pfizer Inc.	569,088	23,628,534
Philip Morris International Inc.	36,864	2,871,337
Procter & Gamble Co. (The)	402,048	33,349,882
Progressive Corp. (The)	150,912	10,191,087
Public Storage	60,288	12,816,023
Raytheon Co.	144,000	28,719,360
Realty Income Corp.	95,232	5,577,738
RenaissanceRe Holdings Ltd.	56,064	7,454,269
Republic Services Inc.	322,176	23,634,831
Rockwell Collins Inc.	100,224	13,625,453
Rollins Inc.	39,168	2,353,213
Ross Stores Inc.	54,912	5,259,471
Sherwin-Williams Co. (The)	5,760	2,624,141
Southern Co. (The)	545,280	23,872,358
Starbucks Corp.	181,632	9,708,230
Stryker Corp.	109,824	18,607,480
Synopsys Inc.(a)	194,688	19,885,432
Sysco Corp.	122,112	9,136,420
Tapestry Inc.	151,296	7,669,194
Texas Instruments Inc.	19,200	2,158,080
TJX Companies Inc. (The)	276,864	30,446,734
Travelers Companies Inc. (The)	100,224	13,189,478
Tyson Foods Inc., Class A	31,872	2,001,880
UDR Inc.	238,080	9,516,058
Ulta Salon Cosmetics & Fragrance Inc.(a)	7,680	1,996,800
UnitedHealth Group Inc.	81,408	21,854,792
Universal Health Services Inc., Class B	18,432	2,399,109
Varian Medical Systems Inc.(a)	24,192	2,709,988
VeriSign Inc.(a)	29,568	4,689,781
Verizon Communications Inc.	556,416	30,252,338
Visa Inc., Class A	256,512	37,679,048
Walmart Inc.	249,600	23,926,656
Walt Disney Co. (The)	33,792	3,785,380

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Min Vol Global ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Waste Management Inc.	390,528	$35,498,995
WEC Energy Group Inc.	296,448	20,033,956
Welltower Inc.	47,232	3,150,847
Worldpay Inc., Class A(a)	61,056	5,946,244
WR Berkley Corp.	135,168	10,578,248
Xcel Energy Inc.	412,416	19,816,589
XL Group Ltd.	86,784	4,980,534
Yum! Brands Inc.	62,976	5,471,985

		1,896,702,125

Total Common Stocks — 99.5% (Cost: $2,873,267,259)		3,325,262,680

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 08/01/19)(a)	945,144	0	(e)

Total Warrants — 0.0% (Cost: $0)		0	(e)

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(f)(g)(h)	40,988,658	41,000,954

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(f)(g)	3,646,867	$3,646,867

		44,647,821

Total Short-Term Investments — 1.3% (Cost: $44,636,281)		44,647,821

Total Investments in Securities — 100.8% (Cost: $2,917,903,540)		3,369,910,501

Other Assets, Less Liabilities — (0.8)%		(27,510,799)

Net Assets — 100.0%		$3,342,399,702

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at		Shares Held at	Value at			Net Realized	Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Net Activity	08/31/18	08/31/18	Income		Gain (Loss) (a)	(Depreciation )
BlackRock Cash Funds: Institutional, SL Agency Shares	56,910,361	(15,921,703)	40,988,658	$41,000,954	$509,143	(b)	$(1,298)	$(2,264)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,465,143	1,181,724	3,646,867	3,646,867	78,052		—	—

				$44,647,821	$587,195		$(1,298)	$(2,264)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE E-Mini	65	09/21/18	$6,366	$(98,032)
MSCI Emerging Markets E-Mini	17	09/21/18	897	(22,562)
S&P 500 E-Mini Index	41	09/21/18	5,949	197,102

				$76,508

26	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Min Vol Global ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$197,102

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$120,594

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss)from:
Futures contracts	$1,017,000

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$76,508

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,860,953

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total
Investments
Assets
Common Stocks	$3,314,931,163	$10,291,517		$40,000	$3,325,262,680
Warrants	—	0	(a)	—	0	(a)
Money Market Funds	44,647,821	—		—	44,647,821

	$3,359,578,984	$10,291,517		$40,000	$3,369,910,501

Derivative financial instruments(b)
Assets
Futures Contracts	$197,102	$—		$—	$197,102
Liabilities
Futures Contracts	(120,594)	—		—	(120,594)

	$76,508	$—		$—	$76,508

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2018	iShares® Edge MSCI Multifactor Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 4.0%
BB Seguridade Participacoes SA	416,000	$2,471,707
Cia. de Saneamento Basico do Estado de Sao Paulo	201,500	1,193,321
EDP - Energias do Brasil SA	184,900	601,808
Hypera SA	195,000	1,296,813
IRB Brasil Resseguros S/A	56,900	820,887
Lojas Renner SA	383,500	2,632,310
M. Dias Branco SA	65,000	667,496
Odontoprev SA	152,900	486,151
Porto Seguro SA	50,500	672,663
Sul America SA, NVS	120,978	674,465

		11,517,621
Chile — 0.5%
Cia. Cervecerias Unidas SA	102,460	1,355,045

China — 35.9%
51job Inc., ADR(a)(b)	13,780	1,065,332
AAC Technologies Holdings Inc.	65,000	720,483
Agile Group Holdings Ltd.	910,000	1,486,348
Alibaba Group Holding Ltd., ADR(a)(b)	32,897	5,757,304
Angang Steel Co. Ltd., Class H	626,000	615,719
ANTA Sports Products Ltd.	585,000	3,186,274
Autohome Inc., ADR	31,041	2,564,297
BOC Aviation Ltd.(c)	95,300	698,155
China Agri-Industries Holdings Ltd.	1,273,000	506,028
China Communications Services Corp. Ltd., Class H	1,318,000	1,091,491
China Conch Venture Holdings Ltd.	1,031,500	3,548,332
China Everbright Ltd.	650,000	1,137,866
China Medical System Holdings Ltd.	780,000	1,291,901
China Reinsurance Group Corp., Class H	2,873,000	567,360
China Resources Cement Holdings Ltd.	1,010,000	1,178,713
China Travel International Investment Hong Kong Ltd.	1,170,000	380,117
China Zhongwang Holdings Ltd.(b)	1,118,000	524,180
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,560,000	840,729
COSCO SHIPPING Ports Ltd.	1,010,000	1,069,335
CSPC Pharmaceutical Group Ltd.	2,546,000	6,422,658
Dongfeng Motor Group Co. Ltd., Class H	1,690,000	1,888,328
Geely Automobile Holdings Ltd.	889,000	1,889,248
Guangzhou Automobile Group Co. Ltd., Class H	1,820,000	1,975,614
Haitian International Holdings Ltd.	455,000	913,606
Huaneng Renewables Corp. Ltd., Class H	2,730,000	873,027
Jiangsu Expressway Co. Ltd., Class H	650,000	821,516
Kingboard Holdings Ltd.	422,500	1,501,835
Kingboard Laminates Holdings Ltd.	682,500	644,335
Kingdee International Software Group Co. Ltd.	1,010,000	1,150,403
Lee & Man Paper Manufacturing Ltd.	910,000	871,867
Logan Property Holdings Co. Ltd.	780,000	973,894
Longfor Group Holdings Ltd.	812,500	2,256,686
Luye Pharma Group Ltd.(b)(c)	260,000	244,799
New Oriental Education & Technology Group Inc., ADR	74,880	5,885,568
Nexteer Automotive Group Ltd.	505,000	850,578
Nine Dragons Paper Holdings Ltd.	975,000	1,105,569
People’s Insurance Co. Group of China Ltd. (The), Class H	4,290,000	1,858,350
PICC Property & Casualty Co. Ltd., Class H	3,901,000	4,393,589
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,040,000	984,495
Shanghai Industrial Holdings Ltd.	325,000	774,312
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	382,600	1,004,161

Security	Shares	Value

China (continued)
Shenzhen International Holdings Ltd.	520,000	$975,219
Sino Biopharmaceutical Ltd.	3,826,000	4,845,321
Sino-Ocean Group Holding Ltd.	1,755,000	892,157
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,950,000	1,145,320
Sinotrans Ltd., Class H	1,235,000	517,671
Sinotruk Hong Kong Ltd.(b)	422,500	630,878
SSY Group Ltd.	910,000	846,361
Sun Art Retail Group Ltd.	1,332,500	1,536,410
Sunny Optical Technology Group Co. Ltd.	377,000	4,791,213
TAL Education Group, Class A, ADR(a)	17,117	506,663
Tencent Holdings Ltd.	210,500	9,118,475
Towngas China Co. Ltd.	377,000	347,273
Uni-President China Holdings Ltd.	715,000	704,169
Yum China Holdings Inc.	180,649	6,987,503
Yuzhou Properties Co. Ltd.	975,000	518,003
YY Inc., ADR(a)	25,740	1,967,308
Zhongsheng Group Holdings Ltd.(b)	325,000	713,030

		104,557,376

Czech Republic — 0.5%
Moneta Money Bank AS(c)	302,018	1,061,116
O2 Czech Republic AS	34,234	406,346

		1,467,462

Egypt — 0.3%
Commercial International Bank Egypt SAE	101,970	501,386
Eastern Tobacco	79,861	464,519

		965,905

Hungary —0.3%
MOL Hungarian Oil & Gas PLC	77,421	792,847

India — 0.1%
Eicher Motors Ltd.	633	250,427
Rural Electrification Corp. Ltd.	100	169

		250,596
Indonesia — 3.0%
Adaro Energy Tbk PT	9,064,100	1,147,627
Bank Danamon Indonesia Tbk PT	1,705,300	787,240
Bank Negara Indonesia Persero Tbk PT	4,343,600	2,300,073
Bank Tabungan Negara Persero Tbk PT	2,216,600	413,825
Indah Kiat Pulp & Paper Corp. Tbk PT	1,527,500	1,980,669
United Tractors Tbk PT	970,700	2,266,944

		8,896,378

Malaysia — 2.2%
AirAsia Group Bhd	941,100	787,781
Alliance Bank Malaysia Bhd	671,400	674,749
Hartalega Holdings Bhd(b)	724,200	1,251,203
Nestle Malaysia Bhd	33,500	1,198,321
PPB Group Bhd	347,220	1,419,466
Top Glove Corp. Bhd	368,700	999,469

		6,330,989

Peru — 1.3%
Credicorp Ltd.	16,797	3,662,082

Philippines — 0.3%
DMCI Holdings Inc.	3,200,100	766,090

Poland — 0.4%
Dino Polska SA(a)(c)	25,231	625,899
Jastrzebska Spolka Weglowa SA(a)	31,297	654,776

		1,280,675

28	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Multifactor Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia — 3.2%
Inter RAO UES PJSC	13,988,000	$839,026
Mobile TeleSystems PJSC, ADR, NVS	41,196	319,269
RusHydro PJSC	57,360,008	542,399
Tatneft PJSC	661,700	7,693,369

		9,394,063

South Africa — 5.8%
Bidvest Group Ltd. (The)	194,061	2,860,997
Capitec Bank Holdings Ltd.	22,671	1,551,632
Coronation Fund Managers Ltd.	144,680	568,302
Exxaro Resources Ltd.	144,680	1,469,883
Investec Ltd.	149,435	980,883
Kumba Iron Ore Ltd.	36,920	668,006
Liberty Holdings Ltd.	75,885	602,936
Mondi Ltd.	71,348	1,997,574
Mr. Price Group Ltd.	147,816	2,273,448
Netcare Ltd.	545,076	1,091,919
RMB Holdings Ltd.	121,561	699,435
SPAR Group Ltd. (The)	108,846	1,522,971
Telkom SA SOC Ltd.	174,704	599,666

		16,887,652

South Korea — 17.1%
BNK Financial Group Inc.	153,242	1,148,128
DB Insurance Co. Ltd.	28,168	1,619,505
DGB Financial Group Inc.	101,244	932,265
E-MART Inc.	11,684	2,251,465
Hana Financial Group Inc.	173,731	6,664,253
Hankook Tire Co. Ltd.	47,973	2,010,457
Hanwha Chemical Corp.	66,950	1,217,929
Hanwha Corp.	29,000	829,762
Hanwha Life Insurance Co. Ltd.	163,333	711,643
Hyundai Department Store Co. Ltd.	7,723	691,022
Hyundai Marine & Fire Insurance Co. Ltd.	35,962	1,201,802
Hyundai Steel Co.	48,101	2,303,179
ING Life Insurance Korea Ltd.(c)	17,373	543,126
KT&G Corp.	3,162	286,899
Kumho Petrochemical Co. Ltd.	10,091	924,657
LG Corp.	34,106	2,190,701
LG Display Co. Ltd.	138,450	2,643,006
Lotte Chemical Corp.	9,259	2,628,436
Samsung Electronics Co. Ltd.	163,995	7,137,904
SK Hynix Inc.	111,410	8,307,084
SK Telecom Co. Ltd.	11,172	2,634,551
Yuhan Corp.	4,402	945,136

		49,822,910

Taiwan — 14.1%
Airtac International Group	65,000	624,288
AU Optronics Corp.	4,850,000	2,100,114
Chicony Electronics Co. Ltd.	315,169	662,866
China Life Insurance Co. Ltd./Taiwan	1,960,599	1,950,067
Feng TAY Enterprise Co. Ltd.	195,880	1,186,185
General Interface Solution Holding Ltd.	130,000	806,284
Hiwin Technologies Corp.	138,226	1,246,577
Innolux Corp.	5,265,000	1,962,697
Inventec Corp.	1,465,000	1,314,040
Lite-On Technology Corp.	1,209,718	1,455,285
Macronix International	1,127,786	1,211,686
Micro-Star International Co. Ltd.	390,000	1,352,271
Nanya Technology Corp.	390,000	885,007
Novatek Microelectronics Corp.	325,000	1,592,463

Security	Shares	Value

Taiwan (continued)
Phison Electronics Corp.	65,000	$537,522
Powertech Technology Inc.	195,000	578,366
Realtek Semiconductor Corp.	260,000	1,261,273
Ruentex Industries Ltd.	313,000	641,999
Shin Kong Financial Holding Co. Ltd.	4,274,000	1,690,676
Synnex Technology International Corp.	780,000	1,043,724
Taiwan Business Bank	1,337,504	483,356
Taiwan Semiconductor Manufacturing Co. Ltd.	650,000	5,417,548
Teco Electric and Machinery Co. Ltd.	1,105,000	809,458
United Microelectronics Corp.	5,850,000	3,304,493
Win Semiconductors Corp.	192,000	1,040,794
Wistron Corp.	1,180,063	835,630
WPG Holdings Ltd.	1,227,000	1,553,974
Yageo Corp.	155,358	3,530,519

		41,079,162

Thailand — 1.1%
Central Pattana PCL, NVDR	804,300	2,027,337
Robinson PCL, NVDR	312,900	623,793
TMB Bank PCL, NVDR	6,656,200	447,407

		3,098,537

Turkey —0.4%
Aselsan Elektronik Sanayi Ve Ticaret AS	133,713	521,344
Turkiye Sise ve Cam Fabrikalari AS	365,195	339,703
Turkiye Vakiflar Bankasi TAO, Class D	420,160	219,526
Yapi ve Kredi Bankasi AS(a)(b)	488,052	123,814

		1,204,387

United Arab Emirates — 1.9%
Aldar Properties PJSC	2,757,318	1,448,790
DAMAC Properties Dubai Co. PJSC	1,152,810	659,080
Dubai Investments PJSC	1,397,028	756,867
Dubai Islamic Bank PJSC	828,327	1,154,604
Emaar Properties PJSC	1,068,462	1,457,331

		5,476,672

Total Common Stocks — 92.4% (Cost: $284,757,754)		268,806,449

Investment Companies

India — 3.3%
iShares MSCI India ETF(d)	269,999	9,633,564

Total Investment Companies — 3.3% (Cost: $9,170,771)		9,633,564

Preferred Stocks

Brazil — 2.0%
Itausa-Investimentos Itau SA, Preference Shares, NVS	2,522,038	5,870,330

South Korea — 2.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	169,854	6,057,767

Total Preferred Stocks — 4.1% (Cost: $13,235,046)		11,928,097

Short-Term Investments

Money Market Funds — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(d)(e)(f)	7,667,698	7,669,998

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Multifactor Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	315,226	$315,226

		7,985,224

Total Short-Term Investments — 2.7% (Cost: $7,984,569)		7,985,224

Total Investments in Securities — 102.5% (Cost: $315,148,140)		298,353,334

Other Assets, Less Liabilities — (2.5)%		(7,282,432)

Net Assets — 100.0%		$291,070,902

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,360,187	5,307,511	(b)	—	7,667,698	$7,669,998	$19,663	(c)	$(291)	$655
BlackRock Cash Funds: Treasury, SL Agency Shares	184,901	130,325	(b)	—	315,226	315,226	5,514		—	—
iShares MSCI India ETF	181,962	287,139		(199,102)	269,999	9,633,564	48,219		545,288	(237,548)

						$17,618,788	$73,396		$544,997	$(236,893)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.
(c)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts MSCI Emerging Markets E-Mini	17	09/21/18	$897	$(15,095)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$15,095

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

30	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® Edge MSCI Multifactor Emerging Markets ETF

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss)from:
Futures contracts	$(68,554)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(15,095)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$482,192

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$268,806,449	$—	$—	$268,806,449
Investment Companies	9,633,564	—	—	9,633,564
Preferred Stocks	11,928,097	—	—	11,928,097
Money Market Funds	7,985,224	—	—	7,985,224

	$298,353,334	$—	$—	$298,353,334

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(15,095)	$—	$—	$(15,095)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments August 31, 2018	iShares® MSCI EM ESG Optimized ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.4%
Ambev SA	372,400	$1,703,779
Atacadao Distribuicao Comercio e Industria Ltda	88,200	311,262
B3 SA - Brasil, Bolsa, Balcao	333,200	1,759,771
Banco Bradesco SA	76,202	464,414
Banco do Brasil SA	80,000	584,452
Banco Santander Brasil SA, NVS	69,800	586,170
Cielo SA	98,000	359,166
Cosan SA	132,600	1,119,992
EDP - Energias do Brasil SA	254,800	829,317
Klabin SA, NVS	68,600	355,479
Localiza Rent a Car SA	68,630	358,633
Natura Cosmeticos SA	88,200	620,810
Ultrapar Participacoes SA	132,600	1,325,002
WEG SA	166,680	774,315

		11,152,562

Chile — 0.9%
Banco Santander Chile	17,932,236	1,377,521
Empresas COPEC SA	107,506	1,647,403

		3,024,924

China — 27.9%
3SBio Inc.(a)	196,000	374,075
58.com Inc., ADR(b)	4,508	342,969
AAC Technologies Holdings Inc.	49,000	543,133
Agricultural Bank of China Ltd., Class H	1,666,000	806,584
Air China Ltd., Class H	412,000	386,337
Alibaba Group Holding Ltd., ADR(b)(c)	67,032	11,731,270
Alibaba Pictures Group Ltd.(b)	5,880,000	711,692
Baidu Inc., ADR(b)	13,132	2,974,135
Bank of China Ltd., Class H	1,862,000	837,424
BBMG Corp., Class H	1,666,000	619,796
Beijing Enterprises Water Group Ltd.	590,000	321,727
BOC Aviation Ltd.(a)	39,200	287,174
Brilliance China Automotive Holdings Ltd.	184,000	291,628
BYD Co. Ltd., Class H(c)	147,000	873,696
BYD Electronic International Co. Ltd.	294,000	309,024
CAR Inc.(b)	882,000	707,946
China Agri-Industries Holdings Ltd.	816,000	324,367
China CITIC Bank Corp. Ltd., Class H	1,862,000	1,162,430
China Construction Bank Corp., Class H	6,370,000	5,640,472
China Everbright Bank Co. Ltd., Class H	2,058,000	860,024
China Everbright International Ltd.(c)	556,000	468,239
China Everbright Ltd.	240,000	420,135
China Evergrande Group(b)(c)	92,000	329,957
China First Capital Group Ltd.(b)	392,000	209,762
China International Capital Corp. Ltd., Class H(a)	274,400	502,030
China International Marine Containers Group Co. Ltd., Class H	303,800	323,196
China Life Insurance Co. Ltd., Class H	196,000	442,997
China Longyuan Power Group Corp. Ltd., Class H	942,000	793,311
China Mengniu Dairy Co. Ltd.	193,000	556,951
China Merchants Bank Co. Ltd., Class H	490,000	1,879,117
China Minsheng Banking Corp. Ltd., Class H	1,421,000	1,017,470
China Molybdenum Co. Ltd., Class H	1,530,000	627,680
China National Building Material Co. Ltd., Class H	382,000	357,232
China Oilfield Services Ltd., Class H	392,000	347,605
China Pacific Insurance Group Co. Ltd., Class H	156,800	584,337
China Shenhua Energy Co. Ltd., Class H	361,500	806,005
China Travel International Investment Hong Kong Ltd.	1,960,000	636,777

Security	Shares	Value

China (continued)
China Vanke Co. Ltd., Class H	107,800	$373,576
Chongqing Rural Commercial Bank Co. Ltd., Class H	588,000	316,890
CNOOC Ltd.	392,000	693,213
Country Garden Holdings Co. Ltd.	294,000	437,503
CSPC Pharmaceutical Group Ltd.	392,000	988,877
Ctrip.com International Ltd., ADR(b)	10,584	414,364
Fosun International Ltd.	196,000	354,598
GCL-Poly Energy Holdings Ltd.(b)	4,802,000	324,257
GDS Holdings Ltd., ADR(b)	8,330	317,956
Geely Automobile Holdings Ltd.	918,000	1,950,877
Genscript Biotech Corp.(b)	196,000	422,021
Greentown China Holdings Ltd.	343,000	345,233
Guangzhou Automobile Group Co. Ltd., Class H	613,200	665,630
HengTen Networks Group Ltd.(b)(c)	10,976,000	461,476
Huaneng Renewables Corp. Ltd., Class H	1,868,000	597,368
Industrial & Commercial Bank of China Ltd., Class H	4,132,000	3,042,842
JD.com Inc., ADR(b)	21,168	662,558
Kingboard Holdings Ltd.	96,500	343,023
Kingboard Laminates Holdings Ltd.	343,000	323,820
Kingdee International Software Group Co. Ltd.	784,000	892,986
Lee & Man Paper Manufacturing Ltd.	294,000	281,680
Legend Holdings Corp., Class H(a)	225,400	697,833
Lenovo Group Ltd.	2,352,000	1,534,258
MMG Ltd.(b)	1,568,000	785,109
Momo Inc., ADR(b)	9,016	417,351
NetEase Inc., ADR	1,862	368,136
New Oriental Education & Technology Group Inc., ADR	6,566	516,088
Ping An Insurance Group Co. of China Ltd., Class H	392,000	3,775,714
Semiconductor Manufacturing International Corp.(b)	298,500	352,165
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	167,500	676,496
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	343,000	900,228
Shenzhou International Group Holdings Ltd.	98,000	1,286,040
Shui On Land Ltd.	2,958,000	704,743
Sino Biopharmaceutical Ltd.	490,000	620,546
Sinopharm Group Co. Ltd., Class H	88,000	437,819
Sinotrans Ltd., Class H	1,960,000	821,567
SOHO China Ltd.	1,666,000	668,616
Sunac China Holdings Ltd.	206,000	674,515
TAL Education Group, Class A, ADR(b)	11,368	336,493
Tencent Holdings Ltd.	401,800	17,405,242
Tong Ren Tang Technologies Co. Ltd., Class H	196,000	284,177
Towngas China Co. Ltd.	496,000	456,890
TravelSky Technology Ltd., Class H	208,000	532,661
Vipshop Holdings Ltd., ADR(b)(c)	44,198	308,502
Wuxi Biologics Cayman Inc.(a)(b)	98,000	967,652
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	321,400	343,967
Xinyi Solar Holdings Ltd.	980,000	292,168
Yanzhou Coal Mining Co. Ltd., Class H	184,000	212,626
Yuzhou Properties Co. Ltd	588,000	312,395
YY Inc., ADR(b)	4,508	344,547
Zhongsheng Group Holdings Ltd.	147,000	322,509

		91,976,505

Colombia — 0.8%
Bancolombia SA	27,440	294,633
Cementos Argos SA	594,762	1,756,197
Grupo Argos SA/Colombia	92,120	575,985

		2,626,815

32	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI EM ESG Optimized ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Czech Republic — 0.4%
Komercni Banka AS	27,930	$1,167,581

Egypt — 0.1%
Commercial International Bank Egypt SAE	67,640	332,585

Greece — 0.3%
Hellenic Telecommunications Organization SA	70,952	907,253

Hungary — 0.7%
MOL Hungarian Oil & Gas PLC	235,298	2,409,623

India — 10.0%
Asian Paints Ltd.	101,430	1,962,709
Axis Bank Ltd., GDR(d)	42,728	1,946,260
Bajaj Finance Ltd.	18,228	734,144
Bharat Petroleum Corp. Ltd.	61,642	314,701
Bharti Airtel Ltd.	88,298	477,865
Bharti Infratel Ltd.	78,988	319,510
Dabur India Ltd.	251,566	1,698,063
Eicher Motors Ltd.	882	348,936
HCL Technologies Ltd.	66,444	980,319
Hindalco Industries Ltd.	119,658	401,440
Hindustan Unilever Ltd.	93,100	2,336,615
Housing Development Finance Corp. Ltd.	107,604	2,937,079
ICICI Bank Ltd., ADR(c)	52,234	503,013
Indiabulls Housing Finance Ltd.	18,718	332,326
Indian Oil Corp. Ltd.	209,230	458,867
Infosys Ltd., ADR, NVS(c)	196,882	4,089,239
Mahindra & Mahindra Ltd., GDR	126,714	1,697,968
Marico Ltd.	126,812	660,555
Nestle India Ltd.	5,978	976,207
Piramal Enterprises Ltd.	11,858	534,959
Reliance Industries Ltd., GDR(a)	61,348	2,122,641
Rural Electrification Corp. Ltd.	201,292	339,998
Siemens Ltd.	24,206	348,024
Tata Consultancy Services Ltd.	109,760	3,216,372
Tech Mahindra Ltd.	32,046	346,005
Titan Co. Ltd.	57,722	725,856
Wipro Ltd., ADR, NVS(c)	164,248	845,877
Yes Bank Ltd.	299,782	1,451,862

		33,107,410

Indonesia — 1.8%
Astra International Tbk PT	2,930,200	1,442,223
Bank Central Asia Tbk PT	176,400	296,994
Bank Danamon Indonesia Tbk PT	686,000	316,687
Bank Mandiri Persero Tbk PT	1,793,400	840,086
Bank Rakyat Indonesia Persero Tbk PT	2,891,000	624,126
Indah Kiat Pulp & Paper Corp. Tbk PT	245,000	317,685
Kalbe Farma Tbk PT	7,526,400	687,237
Unilever Indonesia Tbk PT	107,800	320,912
United Tractors Tbk PT	401,800	938,352

		5,784,302

Malaysia — 3.4%
Astro Malaysia Holdings Bhd	1,151,700	487,640
Axiata Group Bhd(c)	294,000	343,400
CIMB Group Holdings Bhd	519,400	769,716
Malayan Banking Bhd	176,400	427,532
Maxis Bhd(c)	803,600	1,130,261
Nestle Malaysia Bhd	37,200	1,330,673
Petronas Dagangan Bhd	107,800	713,508
Public Bank Bhd	715,400	4,373,001

Security	Shares	Value

Malaysia (continued)
Sime Darby Plantation Bhd	744,800	$971,439
Telekom Malaysia Bhd	382,200	307,843
Top Glove Corp. Bhd	142,800	387,101

		11,242,114

Mexico — 2.7%
Alsea SAB de CV	130,400	464,163
Arca Continental SAB de CV	160,950	989,581
Cemex SAB de CV, CPO(b)	1,342,600	950,047
Coca-Cola Femsa SAB de CV, Series L, NVS	470,400	2,827,493
Grupo Financiero Banorte SAB de CV, Series O	225,400	1,542,629
Industrias Penoles SAB de CV	20,090	341,206
Infraestructura Energetica Nova SAB de CV	150,600	699,736
Kimberly-Clark de Mexico SAB de CV, Series A	597,815	1,049,275

		8,864,130

Peru — 0.1%
Credicorp Ltd.	1,568	341,855

Philippines — 0.5%
Aboitiz Equity Ventures Inc.	290,080	289,982
SM Prime Holdings Inc.	1,969,800	1,436,789

		1,726,771

Poland — 1.0%
Bank Handlowy w Warszawie SA	16,546	305,704
Bank Zachodni WBK SA	5,586	570,674
KGHM Polska Miedz SA	35,280	870,389
mBank SA	4,410	490,792
Polski Koncern Naftowy ORLEN SA	45,178	1,205,909

		3,443,468

Qatar — 0.7%
Commercial Bank PQSC (The)	37,926	408,570
Ooredoo QPSC	41,365	827,900
Qatar National Bank QPSC	24,304	1,182,854

		2,419,324

Russia — 3.1%
Alrosa PJSC	264,600	398,312
Gazprom PJSC	109,760	244,359
Gazprom PJSC, ADR, NVS	64,072	282,558
Inter RAO UES PJSC	12,348,000	740,655
LUKOIL PJSC	33,124	2,311,666
LUKOIL PJSC, ADR, NVS	3,732	257,508
Novatek PJSC, GDR, NVS(d)	12,936	2,160,312
Novolipetsk Steel PJSC	247,940	609,821
Rosneft Oil Co. PJSC	2,040	13,196
Rosneft Oil Co. PJSC, GDR, NVS	33,319	212,309
RusHydro PJSC	46,746,000	442,032
Sberbank of Russia PJSC	73,710	199,176
Sberbank of Russia PJSC, ADR	167,384	1,816,953
Tatneft PJSC	55,860	649,466

		10,338,323

South Africa — 6.8%
Absa Group Ltd.	38,220	424,036
Clicks Group Ltd.	23,912	331,312
Exxaro Resources Ltd.	51,646	524,700
FirstRand Ltd.	218,834	1,055,989
Foschini Group Ltd. (The)	27,538	328,154
Growthpoint Properties Ltd.	629,944	1,093,816
Imperial Holdings Ltd.	59,486	837,118
Investec Ltd.	270,676	1,776,702
Kumba Iron Ore Ltd.	43,022	778,411

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2018	iShares® MSCI EM ESG Optimized ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Mondi Ltd.	31,476	$881,253
Mr. Price Group Ltd.	20,972	322,555
Naspers Ltd., Class N	28,028	6,247,453
Nedbank Group Ltd.	16,268	308,655
NEPI Rockcastle PLC	70,560	674,236
Netcare Ltd.	372,204	745,615
Old Mutual Ltd.(b)	896,504	1,860,164
Sanlam Ltd.	63,210	342,297
Sasol Ltd.	9,078	356,893
Standard Bank Group Ltd.	105,350	1,339,880
Vodacom Group Ltd.	218,540	1,885,250
Woolworths Holdings Ltd./South Africa	122,402	452,974

		22,567,463

South Korea — 14.1%
Amorepacific Corp.	2,156	509,390
AMOREPACIFIC Group	6,370	551,649
BNK Financial Group Inc.	186,629	1,398,271
Celltrion Inc.(b)	3,528	855,734
CJ CheilJedang Corp.	2,058	633,217
DGB Financial Group Inc.	103,096	949,319
GS Engineering & Construction Corp.	8,364	359,912
GS Holdings Corp.	19,600	934,968
Hana Financial Group Inc.	8,526	327,054
Hankook Tire Co. Ltd.	19,110	800,864
Hanwha Chemical Corp.	22,148	402,908
Hyundai Marine & Fire Insurance Co. Ltd.	11,956	399,554
Hyundai Motor Co.	3,136	352,154
Kangwon Land Inc.	13,622	354,271
KB Financial Group Inc.	44,688	2,075,524
LG Chem Ltd.	5,684	1,868,880
LG Corp.	10,290	660,949
LG Display Co. Ltd.	58,996	1,126,232
LG Electronics Inc.	19,012	1,311,702
LG Household & Health Care Ltd.	1,078	1,225,055
LG Innotek Co. Ltd.	2,744	353,738
NAVER Corp.	1,568	1,059,279
NCSoft Corp.	1,078	375,264
POSCO	10,976	3,219,390
Samsung Electro-Mechanics Co. Ltd.	4,802	694,535
Samsung Electronics Co. Ltd.	306,348	13,333,837
Samsung Fire & Marine Insurance Co. Ltd.	2,352	559,924
Samsung SDI Co. Ltd.	3,920	831,083
Shinhan Financial Group Co. Ltd.	76,636	3,001,688
SK Holdings Co. Ltd.	4,435	1,047,842
SK Hynix Inc.	26,068	1,943,713
SK Innovation Co. Ltd.	4,998	866,562
SK Telecom Co. Ltd.	4,606	1,086,174
S-Oil Corp.	4,704	504,989
ViroMed Co. Ltd.(b)	1,666	354,857

		46,330,482

Taiwan — 13.2%
Acer Inc.	1,078,000	901,989
ASE Technology Holding Co. Ltd.	420,186	1,030,116
Cathay Financial Holding Co. Ltd.	980,000	1,678,268
China Steel Corp.	588,000	481,465
Chunghwa Telecom Co. Ltd.	1,372,000	4,846,557
Delta Electronics Inc.	120,000	480,547
E.Sun Financial Holding Co. Ltd.	4,080,514	3,002,429
Eva Airways Corp.	2,548,441	1,294,341

Security	Shares	Value

Taiwan (continued)
Far Eastern New Century Corp.	1,568,000	$1,825,037
Far EasTone Telecommunications Co. Ltd.	196,000	467,107
Fubon Financial Holding Co. Ltd.	1,428,000	2,366,440
Hiwin Technologies Corp.	18,496	166,804
Hotai Motor Co. Ltd.	103,000	892,007
Inventec Corp.	1,274,000	1,142,722
Lite-On Technology Corp.	488,039	587,108
Macronix International	299,721	322,018
MediaTek Inc.	104,000	851,571
President Chain Store Corp.	196,000	2,137,718
Taiwan Semiconductor Manufacturing Co. Ltd.	2,058,000	17,152,792
Win Semiconductors Corp.	98,000	531,239
Wistron Corp.	1,886,768	1,336,064

		43,494,339

Thailand — 3.5%
BTS Group Holdings PCL, NVDR	7,506,800	2,121,537
Central Pattana PCL, NVDR	509,600	1,284,510
Kasikornbank PCL, NVDR	264,600	1,705,793
Minor International PCL, NVDR	1,450,400	1,750,406
PTT Exploration & Production PCL, NVDR	176,400	768,011
PTT PCL, NVDR	709,500	1,138,062
Siam Cement PCL (The),NVDR	147,000	2,030,064
Siam Commercial Bank PCL (The), NVDR	156,800	709,025

		11,507,408

Turkey — 0.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS	88,788	280,218
Arcelik AS	300,762	602,682
Coca-Cola Icecek AS	95,452	411,659

		1,294,559

United Arab Emirates — 0.6%
Abu Dhabi Commercial Bank PJSC	595,350	1,150,779
First Abu Dhabi Bank PJSC	179,340	722,604

		1,873,383

Total Common Stocks — 96.4% (Cost: $326,791,645)		317,933,179

Preferred Stocks

Brazil — 2.3%
Banco Bradesco SA, Preference Shares, NVS	323,455	2,228,017
Cia. Brasileira de Distribuicao, Preference Shares, NVS	41,200	816,680
Cia. Energetica de Minas Gerais, Preference Shares, NVS	392,082	709,918
Itau Unibanco Holding SA, Preference Shares, NVS	225,440	2,312,892
Itausa-Investimentos Itau SA, Preference Shares, NVS	411,631	958,118
Telefonica Brasil SA, Preference Shares, NVS	71,400	693,534

		7,719,159

Chile — 0.3%
Embotelladora Andina SA, Class B, Preference Shares	100,488	388,588
Sociedad Quimica y Minera de Chile SA, Series B, Preference Shares	10,584	459,814

		848,402

South Korea — 0.7%
Samsung Electronics Co. Ltd., Preference Shares, NVS	64,386	2,296,298

Total Preferred Stocks — 3.3% (Cost: $12,553,820)		10,863,859

34	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI EM ESG Optimized ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

China — 0.0%
China Everbright International Ltd., NVS (Expires 09/13/18)(b)(c)	326,666	$25,388

Total Rights — 0.0% (Cost: $0)		25,388

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 08/01/19)(b)	1,034,799	—

Total Warrants — 0.0% (Cost: $0)		—

Short-Term Investments

Money Market Funds — 5.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.15%(e)(f)(g)	18,597,393	18,602,972

Total Short-Term Investments — 5.7% (Cost: $18,600,479)		18,602,972

Total Investments in Securities — 105.4% (Cost: $357,945,944)		347,425,398

Other Assets, Less Liabilities — (5.4)%		(17,672,699)

Net Assets — 100.0%		$329,752,699

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Cash Funds: Institutional, SL Agency Shares	3,986,796	14,610,597	18,597,393	$18,602,972	$75,484	(b)	$(70)	$2,435
BlackRock Cash Funds: Treasury, SL Agency Shares	113,313	(113,313)	—	—	5,768		—	—

				$18,602,972	$81,252		$(70)	$2,435

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Futures contracts outstanding as of August 31, 2018 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	20	09/21/18	$1,055	$(11,283)

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2018	iShares® MSCI EM ESG Optimized ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2018, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$11,283

(a)

Represents cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported separately within the Statement of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(99,381)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(11,283)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$457,754

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total
Investments
Assets
Common Stocks	$315,513,855	$2,419,324		$—	$317,933,179
Preferred Stocks	10,863,859	—		—	10,863,859
Rights	—	25,388		—	25,388
Warrants	—	0	(a)	—	0	(a)
Money Market Funds	18,602,972	—		—	18,602,972

	$344,980,686	$2,444,712		$—	$347,425,398

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(11,283)	$—		$—	$(11,283)

(a)	Rounds to less than $1.

(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2018	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 5.3%
Ambev SA	13,000	$59,477
B3 SA - Brasil, Bolsa, Balcao	6,200	32,745
Banco Bradesco SA	2,420	14,749
Banco do Brasil SA	2,600	18,995
Banco Santander Brasil SA, NVS	1,200	10,077
BB Seguridade Participacoes SA	2,400	14,260
BR Malls Participacoes SA(a)	3,400	7,551
BRF SA(a)	1,400	6,840
CCR SA	4,000	9,087
Centrais Eletricas Brasileiras SA(a)	1,200	4,608
Cia. de Saneamento Basico do Estado de Sao Paulo	1,000	5,922
Cia. Siderurgica Nacional SA(a)	1,800	3,836
Cielo SA	3,600	13,194
Embraer SA	2,000	9,514
Equatorial Energia SA	600	8,301
Fibria Celulose SA	800	15,374
Hypera SA	1,000	6,650
JBS SA	1,800	4,107
Klabin SA, NVS	2,200	11,400
Kroton Educacional SA	3,400	8,434
Localiza Rent a Car SA	1,600	8,361
Lojas Renner SA	2,400	16,473
Magazine Luiza SA	200	6,323
Multiplan Empreendimentos Imobiliarios SA	1,200	5,426
Petroleo Brasileiro SA	8,200	43,945
Raia Drogasil SA	600	11,213
Rumo SA(a)	3,400	11,743
Suzano Papel e Celulose SA	1,400	16,076
TIM Participacoes SA	2,600	7,756
Ultrapar Participacoes SA	1,000	9,992
Vale SA	8,871	115,449
WEGSA	2,340	10,870

		528,748
Chile — 1.3%
Banco de Chile	53,498	7,740
Banco de Credito e Inversiones SA	138	8,835
Banco Santander Chile	153,417	11,785
Cencosud SA	3,790	9,018
Cia. Cervecerias Unidas SA	468	6,189
Empresas CMPC SA	2,794	11,052
Empresas COPEC SA	1,394	21,361
Enel Americas SA	103,930	15,499
Enel Chile SA	123,005	12,068
Latam Airlines Group SA	1,112	10,457
SACI Falabella	2,030	16,201

		130,205
Colombia — 0.5%
Bancolombia SA	980	10,523
Ecopetrol SA	14,616	16,364
Grupo Argos SA/Colombia	1,282	8,016
Grupo de Inversiones Suramericana SA	988	11,643
Interconexion Electrica SA ESP	1,712	7,577

		54,123
Czech Republic — 0.3%
CEZ AS	444	11,303
Komercni Banka AS	260	10,869

Security	Shares	Value

Czech Republic (continued)
Moneta Money Bank AS(b)	1,338	$4,701

		26,873
Egypt — 0.2%
Commercial International Bank Egypt SAE	3,660	17,996

Greece — 0.4%
Alpha Bank AE(a)	4,454	8,198
Eurobank Ergasias SA(a)	5,726	4,897
Hellenic Telecommunications Organization SA	1,016	12,991
JUMBO SA	434	6,504
OPAP SA	971	10,456

		43,046
Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	1,104	11,306
OTP Bank Nyrt	680	25,137
Richter Gedeon Nyrt	416	8,209

		44,652
Indonesia — 2.9%
Adaro Energy Tbk PT	44,800	5,672
Astra International Tbk PT	61,400	30,221
Bank Central Asia Tbk PT	28,600	48,152
Bank Mandiri Persero Tbk PT	57,000	26,701
Bank Negara Indonesia Persero Tbk PT	22,200	11,756
Bank Rakyat Indonesia Persero Tbk PT	161,400	34,844
Charoen Pokphand Indonesia Tbk PT	26,000	8,790
Gudang Garam Tbk PT	1,600	7,929
Hanjaya Mandala Sampoerna Tbk PT	32,600	8,476
Indah Kiat Pulp & Paper Corp. Tbk PT	7,200	9,336
Indocement Tunggal Prakarsa Tbk PT	5,800	6,979
Indofood Sukses Makmur Tbk PT	16,000	6,925
Kalbe Farma Tbk PT	56,200	5,132
Matahari Department Store Tbk PT	9,000	4,582
Perusahaan Gas Negara Persero Tbk PT	31,000	4,504
Semen Indonesia Persero Tbk PT	11,400	7,314
Telekomunikasi Indonesia Persero Tbk PT	141,400	33,502
Unilever Indonesia Tbk PT	5,000	14,884
United Tractors Tbk PT	4,600	10,743

		286,442
Malaysia — 3.5%
Axiata Group Bhd	8,600	10,045
British American Tobacco Malaysia Bhd	400	3,296
CIMB Group Holdings Bhd	13,600	20,154
Dialog Group Bhd	8,800	7,452
DiGi.Com Bhd	10,200	11,690
Gamuda Bhd	10,800	9,724
Genting Bhd	6,800	14,264
Genting Malaysia Bhd	9,200	11,686
Hartalega Holdings Bhd	4,400	7,602
Hong Leong Bank Bhd	2,600	13,008
IHH Healthcare Bhd	6,000	8,147
IOI Corp. Bhd	8,200	9,019
Kuala Lumpur Kepong Bhd	1,200	7,201
Malayan Banking Bhd	12,400	30,053
Malaysia Airports Holdings Bhd	4,800	10,921
Maxis Bhd	6,800	9,564
MISC Bhd	6,000	8,658
Nestle Malaysia Bhd	200	7,154
Petronas Chemicals Group Bhd	6,800	15,654
Petronas Gas Bhd	2,400	10,921

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia (continued)
PPB Group Bhd	2,640	$10,793
Press Metal Aluminium Holdings Bhd	3,000	3,635
Public Bank Bhd	8,400	51,346
Sime Darby Bhd	7,800	4,840
Sime Darby Plantation Bhd	6,800	8,869
Sime Darby Property Bhd	24,600	7,543
Tenaga Nasional Bhd	8,600	32,814
YTL Corp. Bhd	12,240	3,961

		350,014
Mexico — 4.5%
Alfa SAB de CV, Class A	9,800	12,880
America Movil SAB de CV, Series L, NVS	94,200	79,073
Arca Continental SAB de CV	1,200	7,378
Banco Santander Mexico SA Institucion de Banca Multiple
Grupo Financiero Santand, Class B	4,200	6,642
Cemex SAB de CV, CPO(a)	40,400	28,588
Coca-Cola Femsa SAB de CV, Series L, NVS	1,400	8,415
Fibra Uno Administracion SA de CV	8,600	11,271
Fomento Economico Mexicano SAB de CV	5,400	51,601
Gruma SAB de CV, Series B	730	9,241
Grupo Aeroportuario del Pacifico SAB de CV, Series B	1,200	12,379
Grupo Aeroportuario del Sureste SAB de CV, Series B	770	14,414
Grupo Bimbo SAB de CV, Series A	6,000	12,473
Grupo Financiero Banorte SAB de CV, Series O	7,000	47,908
Grupo Financiero Inbursa SAB de CV, Series O	5,000	7,939
Grupo Mexico SAB de CV, Series B	9,800	28,712
Grupo Televisa SAB, CPO	7,200	25,960
Industrias Penoles SAB de CV	400	6,794
Infraestructura Energetica Nova SAB de CV	1,200	5,576
Kimberly-Clark de Mexico SAB de CV, Series A	5,000	8,776
Mexichem SAB de CV	3,600	12,180
Promotora y Operadora de Infraestructura SAB de CV	670	7,094
Wal-Mart de Mexico SAB de CV	14,200	39,279

		444,573
Pakistan — 0.1%
Lucky Cement Ltd.	1,350	5,881

Peru — 0.6%
Cia. de Minas Buenaventura SAA, ADR, NVS	538	6,773
Credicorp Ltd.	190	41,424
Southern Copper Corp.	258	11,259

		59,456
Philippines — 1.5%
Aboitiz Equity Ventures Inc.	7,300	7,297
Ayala Corp.	790	14,775
Ayala Land Inc.	26,000	21,639
BDO Unibank Inc.	7,400	18,006
GT Capital Holdings Inc.	372	6,095
JG Summit Holdings Inc.	9,680	10,863
Jollibee Foods Corp.	1,620	8,726
Metro Pacific Investments Corp.	66,600	6,788
PLDT Inc.	300	7,816
SM Investments Corp.	720	13,008
SM Prime Holdings Inc.	31,000	22,612
Universal Robina Corp.	3,740	9,758

		147,383
Poland — 1.8%
Alior Bank SA(a)	384	7,100
Bank Polska Kasa Opieki SA	562	17,843

Security	Shares	Value

Poland (continued)
Bank Zachodni WBK SA	122	$12,464
CCC SA	96	5,624
CD Projekt SA(a)	194	10,858
KGHM Polska Miedz SA	454	11,201
LPP SA	4	10,004
mBank SA	36	4,006
PGE Polska Grupa Energetyczna SA(a)	3,406	8,329
Polski Koncern Naftowy ORLEN SA	916	24,450
Polskie Gornictwo Naftowe i Gazownictwo SA(a)	6,568	10,386
Powszechna Kasa Oszczednosci Bank Polski SA	2,750	31,531
Powszechny Zaklad Ubezpieczen SA	1,962	23,808

		177,604
Qatar — 1.4%
Commercial Bank PQSC (The)	470	5,063
Ezdan HoldingGroup QSC(a)	2,628	7,437
Industries Qatar QSC	507	17,190
Masraf Al Rayan QSC	1,254	12,926
Ooredoo QPSC	320	6,405
Qatar Electricity & Water Co. QSC	208	10,885
Qatar Insurance Co. SAQ	660	6,644
Qatar Islamic Bank SAQ	281	10,756
Qatar National Bank QPSC	1,165	56,700

		134,006
Russia — 4.7%
Alrosa PJSC	7,800	11,742
Gazprom PJSC	29,640	65,988
Inter RAO UES PJSC	118,000	7,078
LUKOIL PJSC	1,214	84,723
Magnit PJSC, GDR, NVS(c)	1,006	14,858
MMC Norilsk Nickel PJSC	176	29,319
Mobile TeleSystems PJSC, ADR, NVS	1,392	10,788
Moscow Exchange MICEX-RTS PJSC	5,100	7,423
Novatek PJSC, GDR, NVS(c)	254	42,418
Novolipetsk Steel PJSC	4,620	11,363
Polyus PJSC	62	4,025
Rosneft Oil Co. PJSC, GDR, NVS(c)	3,122	19,893
RusHydro PJSC	406,000	3,839
Sberbank of Russia PJSC,ADR	7,118	77,266
Severstal PJSC	500	8,063
Surgutneftegas PJSC	20,000	8,534
Tatneft PJSC	4,360	50,692
VTB Bank PJSC, GDR, NVS(c)	3,834	4,831
X5 Retail Group NV, GDR(c)	288	6,799

		469,642
South Africa — 9.0%
Absa Group Ltd.	1,960	21,745
AngloGold Ashanti Ltd.	1,138	9,158
Aspen Pharmacare Holdings Ltd.	1,154	22,954
Bid Corp. Ltd.	982	21,018
Bidvest Group Ltd. (The)	852	12,561
Capitec Bank Holdings Ltd.	116	7,939
Clicks Group Ltd.	650	9,006
Discovery Ltd.	1,012	12,102
Exxaro Resources Ltd.	638	6,482
FirstRand Ltd.	9,082	43,825
Foschini Group Ltd. (The)	688	8,199
Gold Fields Ltd.	2,526	6,207
Growthpoint Properties Ltd.	8,894	15,443
Hyprop Investments Ltd.	1,042	7,254

38	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Imperial Holdings Ltd.	504	$7,093
Investec Ltd.	946	6,210
Life Healthcare Group Holdings Ltd.	4,170	7,588
Mondi Ltd.	360	10,079
Mr. Price Group Ltd.	766	11,781
MTN Group Ltd.	5,190	31,524
Naspers Ltd., Class N	1,222	272,384
Nedbank Group Ltd.	510	9,676
NEPI Rockcastle PLC	1,104	10,549
Netcare Ltd.	4,040	8,093
Old Mutual Ltd.(a)	13,496	28,003
Pick n Pay Stores Ltd.	884	4,374
PSG Group Ltd.	428	6,574
Rand Merchant Investment Holdings Ltd.	2,390	6,662
Redefine Properties Ltd.	17,594	12,429
Reinet Investments SCA	408	7,934
Remgro Ltd.	1,462	21,395
RMB Holdings Ltd.	1,942	11,174
Sanlam Ltd.	4,776	25,863
Sappi Ltd.	1,684	11,539
Sasol Ltd.	1,598	62,824
Shoprite Holdings Ltd.	1,232	17,154
SPAR Group Ltd. (The)	596	8,339
Standard Bank Group Ltd.	3,732	47,465
Tiger Brands Ltd.	488	9,535
Truworths International Ltd.	1,290	7,576
Vodacom Group Ltd.	1,542	13,302
Woolworths Holdings Ltd./South Africa	3,244	12,005

		893,017
South Korea — 20.4%
Amorepacific Corp.	98	23,154
AMOREPACIFIC Group	96	8,314
BGF retail Co. Ltd.	29	4,468
BNK Financial Group Inc.	788	5,904
Celltrion Healthcare Co. Ltd.(a)	97	7,877
Celltrion Inc.(a)	226	54,817
Celltrion Pharm Inc.(a)	44	3,166
CJ CheilJedang Corp.	28	8,615
CJ Corp.	52	6,166
CJ ENM Co. Ltd.	28	6,339
Coway Co. Ltd.	160	13,138
Daelim Industrial Co. Ltd.	116	8,535
DB Insurance Co. Ltd.	152	8,739
DGB Financial Group Inc.	506	4,659
E-MART Inc.	66	12,718
GS Holdings Corp.	154	7,346
Hana Financial Group Inc.	880	33,756
Hankook Tire Co. Ltd.	246	10,309
Hanmi Pharm Co. Ltd.	16	7,151
Hanon Systems	638	6,878
Hanwha Chemical Corp.	362	6,585
Hanwha Corp.	104	2,976
HDC Hyundai Development Co-Engineering & Construction, Class E(a)	114	5,725
HLB Inc.(a)	86	8,035
Hotel Shilla Co. Ltd.	92	8,926
Hyundai Engineering & Construction Co. Ltd.	232	12,505
Hyundai Glovis Co. Ltd.	62	6,739
Hyundai Heavy Industries Co. Ltd.(a)	140	14,841
Hyundai Heavy Industries Holdings Co. Ltd.(a)	42	14,243

Security	Shares	Value

South Korea (continued)
Hyundai Marine & Fire Insurance Co. Ltd.	202	$6,751
Hyundai Mobis Co. Ltd.	198	39,844
Hyundai Motor Co.	436	48,960
Hyundai Steel Co.	242	11,587
Industrial Bank of Korea	744	9,959
Kakao Corp.	126	14,149
Kangwon Land Inc.	378	9,831
KB Financial Group Inc.	1,040	48,303
KCC Corp.	26	7,579
KEPCO Plant Service & Engineering Co. Ltd.	62	2,027
Kia Motors Corp.	802	23,091
Korea Aerospace Industries Ltd.(a)	232	8,701
Korea Electric Power Corp.	766	20,988
Korea Investment Holdings Co. Ltd.	126	8,071
Korea Zinc Co. Ltd.	26	9,471
KT&G Corp.	330	29,942
LG Chem Ltd.	136	44,716
LG Corp.	306	19,655
LG Display Co. Ltd.	528	10,080
LG Electronics Inc.	314	21,664
LG Household & Health Care Ltd.	28	31,820
LG Innotek Co. Ltd.	34	4,383
LG Uplus Corp.	588	8,293
Lotte Chemical Corp.	48	13,626
Lotte Corp.(a)	78	3,377
Lotte Shopping Co. Ltd.	35	5,660
Medy-Tox Inc.	14	8,424
Mirae Asset Daewoo Co. Ltd.	1,168	8,625
NAVER Corp.	80	54,045
NCSoft Corp.	52	18,102
Netmarble Corp.(b)	68	7,117
NH Investment & Securities Co. Ltd.	514	6,211
OCI Co. Ltd.	46	4,773
Orion Corp./Republic of Korea	58	5,575
POSCO	222	65,115
Samsung Biologics Co. Ltd.(a)(b)	46	19,133
Samsung C&T Corp.	218	24,088
Samsung Electro-Mechanics Co. Ltd.	142	20,538
Samsung Electronics Co. Ltd.	13,192	574,184
Samsung Engineering Co. Ltd.(a)	390	5,904
Samsung Fire & Marine Insurance Co. Ltd.	92	21,902
Samsung Heavy Industries Co. Ltd.(a)	1,614	10,266
Samsung Life Insurance Co. Ltd.	220	18,281
Samsung SDI Co. Ltd.	146	30,954
Samsung SDS Co. Ltd.	100	21,785
Samsung Securities Co. Ltd.	254	7,382
Shinhan Financial Group Co. Ltd.	1,262	49,430
Shinsegae Inc.	20	5,830
SillaJen Inc.(a)	146	10,021
SK Holdings Co. Ltd.	100	23,627
SK Hynix Inc.	1,660	123,775
SK Innovation Co. Ltd.	182	31,556
SK Telecom Co. Ltd.	58	13,677
S-Oil Corp.	126	13,527
ViroMed Co. Ltd.(a)	38	8,094
Woori Bank	1,188	17,396
Yuhan Corp.	33	7,085

		2,021,574
Taiwan — 17.7%
Acer Inc.	8,000	6,694

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
ASE Technology Holding Co. Ltd.	10,000	$24,516
Asia Cement Corp.	10,000	13,625
Asustek Computer Inc.	2,000	17,027
AU Optronics Corp.	18,000	7,794
Catcher Technology Co. Ltd.	2,000	24,516
Cathay Financial Holding Co. Ltd.	24,000	41,100
Chailease Holding Co. Ltd.	4,080	13,881
Chang Hwa Commercial Bank Ltd.	16,800	10,447
Cheng Shin Rubber Industry Co. Ltd.	4,000	6,108
China Airlines Ltd.	11,000	3,370
China Development Financial Holding Corp.	48,000	17,347
China Life Insurance Co. Ltd./Taiwan	9,243	9,193
China Steel Corp.	36,000	29,477
Chunghwa Telecom Co. Ltd.	10,000	35,325
Compal Electronics Inc.	16,000	10,028
CTBC Financial Holding Co. Ltd.	44,000	30,942
Delta Electronics Inc.	6,000	24,027
E.Sun Financial Holding Co. Ltd.	27,671	20,360
Far Eastern New Century Corp.	10,000	11,639
Far EasTone Telecommunications Co. Ltd.	6,000	14,299
Feng TAY Enterprise Co. Ltd.	2,000	12,111
First Financial Holding Co. Ltd.	26,785	17,921
Formosa Chemicals & Fibre Corp.	10,000	40,046
Formosa Petrochemical Corp.	4,000	16,409
Formosa Plastics Corp.	12,000	43,952
Foxconn Technology Co. Ltd.	4,000	10,158
Fubon Financial Holding Co. Ltd.	16,000	26,515
Hon Hai Precision Industry Co. Ltd.	44,000	115,318
Hotai Motor Co. Ltd.	600	5,196
Hua Nan Financial Holdings Co. Ltd.	24,139	14,146
Innolux Corp.	28,000	10,438
Inventec Corp.	10,000	8,970
Largan Precision Co. Ltd.	288	44,117
Lite-On Technology Corp.	8,000	9,624
Macronix International	6,120	6,575
MediaTek Inc.	4,000	32,753
Mega Financial Holding Co. Ltd.	32,000	26,879
Micro-Star International Co. Ltd.	2,000	6,935
Nan Ya Plastics Corp.	14,000	38,926
Nanya Technology Corp.	4,000	9,077
Novatek Microelectronics Corp.	2,000	9,800
Pegatron Corp.	6,000	12,932
Pou Chen Corp.	8,000	8,816
Powertech Technology Inc.	2,000	5,932
President Chain Store Corp.	2,000	21,813
Quanta Computer Inc.	8,000	13,752
Shin Kong Financial Holding Co. Ltd.	26,000	10,285
SinoPac Financial Holdings Co. Ltd.	40,259	14,746
Synnex Technology International Corp.	2,000	2,676
Taishin Financial Holding Co. Ltd.	37,032	17,422
Taiwan Cement Corp.	11,000	15,167
Taiwan Cooperative Financial Holding Co. Ltd.	25,461	15,128
Taiwan High Speed Rail Corp.	8,000	6,746
Taiwan Mobile Co. Ltd.	4,000	13,935
Taiwan Semiconductor Manufacturing Co. Ltd.	68,000	566,759
Teco Electric and Machinery Co. Ltd.	10,000	7,325
Uni-President Enterprises Corp.	14,000	35,370
United Microelectronics Corp.	40,000	22,595
Vanguard International Semiconductor Corp.	2,000	4,851
Walsin Technology Corp.	1,000	10,239

Security	Shares	Value

Taiwan (continued)
Win Semiconductors Corp.	1,000	$5,421
Winbond Electronics Corp.	14,000	7,863
Wistron Corp.	10,598	7,505
WPG Holdings Ltd.	6,000	7,599
Yageo Corp.	1,198	27,225
Yuanta Financial Holding Co. Ltd.	26,000	13,163

		1,752,846
Thailand — 3.5%
Advanced Info Service PCL, NVDR	3,400	20,984
Airports of Thailand PCL, NVDR	12,400	25,289
Bangkok Dusit Medical Services PCL, NVDR	14,400	11,549
Banpu PCL, NVDR	11,000	6,822
Berli Jucker PCL, NVDR	5,400	9,569
Bumrungrad Hospital PCL, NVDR	1,400	7,764
Central Pattana PCL, NVDR	3,700	9,326
Charoen Pokphand Foods PCL, NVDR	11,800	9,284
CP ALL PCL, NVDR	14,800	30,522
Energy Absolute PCL, NVDR	4,600	5,446
Indorama Ventures PCL, NVDR	6,400	11,732
Kasikornbank PCL, NVDR	2,400	15,472
Kasikornbank PCL Foreign	3,400	22,023
Krung Thai Bank PCL, NVDR	14,200	8,417
Minor International PCL, NVDR	6,600	7,965
PTT Exploration & Production PCL, NVDR	4,800	20,898
PTT Global Chemical PCL, NVDR	7,400	18,483
PTT PCL, NVDR	30,000	48,121
Siam Cement PCL (The),NVDR	900	12,429
Siam Commercial Bank PCL (The),NVDR	5,400	24,418
Thai Oil PCL, NVDR	3,400	8,752
True Corp. PCL, NVDR	35,600	7,288

		342,553
Turkey — 0.7%
Akbank Turk AS	9,564	8,319
BIM Birlesik Magazalar AS	714	7,871
Eregli Demir ve Celik Fabrikalari TAS	4,846	8,664
Haci Omer Sabanci Holding AS	5,430	5,838
KOC Holding AS	3,578	8,093
Petkim Petrokimya Holding AS	3,799	3,161
Tupras Turkiye Petrol Rafinerileri AS	408	7,270
Turk Hava Yollari AO(a)	1,854	4,558
Turkcell Iletisim Hizmetleri AS	3,628	5,807
Turkiye Garanti Bankasi AS	9,784	8,791

		68,372
United Arab Emirates — 1.0%
Abu Dhabi Commercial Bank PJSC	6,136	11,861
Aldar Properties PJSC	17,462	9,175
DAMAC Properties Dubai Co. PJSC	7,026	4,017
DP World Ltd	546	11,685
Dubai Islamic Bank PJSC	4,266	5,946
Emaar Properties PJSC	10,876	14,834
Emirates Telecommunications Group Co. PJSC	5,602	25,851
First Abu Dhabi Bank PJSC	4,000	16,117

		99,486

Total Common Stocks — 81.7% (Cost: $8,213,045)		8,098,492

40	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

India — 13.5%
iShares MSCI India ETF(d)	37,615	$1,342,103

Total Investment Companies — 13.5% (Cost: $1,266,216)		1,342,103

Preferred Stocks

Brazil — 3.0%
Banco Bradesco SA, Preference Shares, NVS	9,680	66,678
Braskem SA, Class A, Preference Shares, NVS	400	5,748
Cia. Brasileira de Distribuicao, Preference Shares, NVS	600	11,894
Cia. Energetica de Minas Gerais, Preference Shares, NVS	2,908	5,265
Gerdau SA, Preference Shares, NVS	3,000	11,679
Itau Unibanco Holding SA, Preference Shares, NVS	9,200	94,387
Itausa-Investimentos Itau SA, Preference Shares, NVS	13,284	30,920
Lojas Americanas SA, Preference Shares, NVS	2,400	9,087
Petroleo Brasileiro SA, Preference Shares, NVS	10,800	50,486
Telefonica Brasil SA, Preference Shares, NVS	1,200	11,656

		297,800
Chile — 0.2%
Embotelladora Andina SA, Class B, Preference Shares	1,708	6,605
Sociedad Quimica y Minera de Chile SA, Series B,
Preference Shares	308	13,381

		19,986
Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	922	10,021

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	20,000	11,111

Security	Shares	Value

South Korea — 1.0%
Hyundai Motor Co.
Preference Shares, NVS	56	$3,939
Series 2, Preference Shares, NVS	86	6,614
Samsung Electronics Co. Ltd., Preference Shares, NVS	2,426	86,522

		97,075

Total Preferred Stocks — 4.4% (Cost: $474,507)		435,993

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.89%(d)(e)	17,460	17,460

Total Short-Term Investments — 0.2% (Cost: $17,460)		17,460

Total Investments in Securities — 99.8% (Cost: $9,971,228)		9,894,048

Other Assets, Less Liabilities — 0.2%		24,557

Net Assets — 100.0%		$9,918,605

(a)   Non-income producing security.

(b)   Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(d)   Affiliate of the Fund.

(e)   Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2018, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held at	Shares		Shares	Shares Held at	Value at		Net Realized		Change in Unrealized Appreciation
Affiliated Issuer	08/31/17	Purchased		Sold	08/31/18	08/31/18	Income	Gain (Loss	)(a)	(Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	15,969	1,491	(b)	—	17,460	$17,460	$167	$—		$—
iShares MSCI India ETF	36,404	2,214		(1,003)	37,615	1,342,103	11,633	105		58,414
iShares MSCI Qatar Capped ETF	5,430	—		(5,430)	—	—	—	(19,411)		5,702

						$1,359,563	$11,800	$(19,306)		$64,116

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)	Net of purchases and sales.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2018	iShares® MSCI Emerging Markets ex China ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$7,964,486	$134,006	$—	$8,098,492
Investment Companies	1,342,103	—	—	1,342,103
Preferred Stocks	435,993	—	—	435,993
Money Market Funds	17,460	—	—	17,460

	$9,760,042	$134,006	$—	$9,894,048

See notes to financial statements.

42	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2018

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)	iShares Edge MSCI Min Vol Global ETF	iShares Edge MSCI Multifactor Emerging Markets ETF	iShares MSCI EM ESG Optimized ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,651,178,388	$3,325,262,680	$280,734,546	$328,822,426
Affiliated(c)	88,930,001	44,647,821	17,618,788	18,602,972
Cash	238,677	—	—	505,573
Cash pledged:
Futures contracts	946,001	581,000	50,000	84,000
Foreign currency, at value(d)	3,159,556	4,454,372	889,922	24,995,334
Receivables:
Investments sold	967,226	666,388	3,626,288	39,325,465
Securities lending income — Affiliated	173,312	82,795	4,304	15,738
Variation margin on futures contracts	61,194	—	5,224	6,774
Capital shares sold	1,146,652	—	—	2,301,827
Securities related to in-kind transactions	196,083	—	—	2,506,463
Dividends	12,021,877	7,815,329	453,305	353,814
Tax reclaims	—	1,971,690	2,763	—

Total assets	4,759,018,967	3,385,482,075	303,385,140	417,520,386

LIABILITIES
Collateral on securities loaned, at value	74,648,466	40,974,624	7,669,427	18,600,822
Deferred foreign capital gain tax	6,827,837	741,082	—	—
Payables:
Investments purchased	9,485,286	—	537,989	46,041,723
Variation margin on futures contracts	—	40,347	—	—
Bank borrowings	—	—	—	23,007,951
Capital shares redeemed	—	870	3,996,889	47,436
Securities related to in-kind transactions	—	666,388	—	—
Investment advisory fees	936,487	591,597	106,781	69,156
Foreign taxes	423,965	67,465	3,152	599

Total liabilities	92,322,041	43,082,373	12,314,238	87,767,687

NET ASSETS	$4,666,696,926	$3,342,399,702	$291,070,902	$329,752,699

NET ASSETS CONSIST OF:
Paid-in capital	$4,738,654,305	$3,005,314,238	$315,452,733	$349,301,784
Undistributed net investment income	42,180,696	15,717,663	3,094,212	2,835,577
Accumulated net realized loss	(633,186,094)	(129,995,307)	(10,658,443)	(11,810,456)
Net unrealized appreciation (depreciation)	519,048,019	451,363,108	(16,817,600)	(10,574,206)

NET ASSETS	$4,666,696,926	$3,342,399,702	$291,070,902	$329,752,699

Shares outstanding	78,800,000	38,400,000	6,500,000	9,800,000	(e)

Net asset value	$59.22	$87.04	$44.78	$33.65	(e)

Shares authorized	500 million	500 million	25 million	25 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$70,408,272	$36,398,895	$6,849,494	$18,175,333
(b) Investments, at cost — Unaffiliated	$4,125,236,754	$2,873,267,259	$297,992,800	$339,345,465
(c) Investments, at cost — Affiliated	$88,915,231	$44,636,281	$17,155,340	$18,600,479
(d) Foreign currency, at cost	$3,181,493	$4,464,678	$889,960	$24,999,727
(e) Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on May 24, 2018.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Assets and Liabilities  (continued)

August 31, 2018

iShares MSCI Emerging Markets ex China ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$8,534,485
Affiliated(b)	1,359,563
Cash	154
Foreign currency, at value(c)	14,317
Receivables:
Investments sold	10,348
Dividends	16,424

Total assets	9,935,291

LIABILITIES
Payables:
Investments purchased	12,999
Investment advisory fees	3,388
Foreign taxes	299

Total liabilities	16,686

NET ASSETS	$9,918,605

NET ASSETS CONSIST OF:
Paid-in capital	$10,046,459
Undistributed net investment income	92,335
Accumulated net realized loss	(142,095)
Net unrealized depreciation	(78,094)

NET ASSETS	$9,918,605

Shares outstanding	200,000

Net asset value	$49.59

Shares authorized	25 million

Par value	$0.001

(a) Investments, at cost — Unaffiliated	$8,687,552
(b) Investments, at cost — Affiliated	$1,283,676
(c) Foreign currency, at cost	$14,668

See notes to financial statements.

44	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2018

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)	iShares Edge MSCI Min Vol Global ETF	iShares Edge MSCI Multifactor Emerging Markets ETF	iShares MSCI EM ESG Optimized ETF

INVESTMENT INCOME
Dividends — Unaffiliated(a)	$137,787,126	$88,393,174	$6,764,346	$7,531,817
Dividends — Affiliated	110,134	78,052	53,733	5,768
Interest — Unaffiliated	5,297	5,948	327	302
Securities lending income — Affiliated — net(b)	1,857,947	509,143	19,663	75,484
Foreign taxes withheld	(15,128,867)	(4,755,591)	(717,922)	(856,292)
Other foreign taxes	(534,163)	(101,774)	(18,418)	(18,140)

Total investment income	124,097,474	84,128,952	6,101,729	6,738,939

EXPENSES
Investment advisory fees	30,193,542	10,944,613	832,950	584,558
Commitment fees	19,600	1,240	1	7
Proxy fees	416	342	4	6
Mauritius income taxes	114,393	—	—	—
Interest expense	11,042	25,181	—	7,951

Total expenses	30,338,993	10,971,376	832,955	592,522

Less:
Investment advisory fees waived	(18,950,786)	(3,882,460)	(47,284)	—

Total expenses after fees waived	11,388,207	7,088,916	785,671	592,522

Net investment income	112,709,267	77,040,036	5,316,058	6,146,417

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	41,894,960	(33,942,157)	(9,342,312)	(11,351,198)
Investments — Affiliated	3,579	(1,298)	(179,830)	(70)
In-kind redemptions — Unaffiliated	98,074,871	312,415,855	9,000,317	6,620,026
In-kind redemptions — Affiliated	—	—	724,827	—
Futures contracts	(2,024,054)	1,017,000	(68,554)	(99,381)
Foreign currency transactions	(1,301,395)	(370,981)	(67,507)	(117,620)

Net realized gain (loss)	136,647,961	279,118,419	66,941	(4,948,243)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	(55,876,595)	(29,553,025)	(28,552,888)	(22,778,298)
Investments — Affiliated	(153)	(2,264)	(236,893)	2,435
Futures contracts	17,389	76,508	(15,095)	(11,283)
Foreign currency translations	1,979,765	(40,367)	(9,628)	(43,641)

Net change in unrealized appreciation (depreciation)	(53,879,594)	(29,519,148)	(28,814,504)	(22,830,787)

Net realized and unrealized gain (loss)	82,768,367	249,599,271	(28,747,563)	(27,779,030)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$195,477,634	$326,639,307	$(23,431,505)	$(21,632,613)

(a) Net of foreign capital gain tax of	$—	$1,327	$—	$—
(b) Net of securities lending income tax paid of	$17	$—	$—	$—
(c) Net of deferred foreign capital gain tax of	$6,827,837	$741,082	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations  (continued)

Year Ended August 31, 2018

iShares MSCI Emerging Markets ex China ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$291,723
Dividends — Affiliated	11,800
Interest — Unaffiliated	37
Foreign taxes withheld	(40,815)
Other foreign taxes	(691)

Total investment income	262,054

EXPENSES
Investment advisory fees	51,350
Commitment fees	84

Total expenses	51,434

Less:
Investment advisory fees waived	(8,385)

Total expenses after fees waived	43,049

Net investment income	219,005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(103,691)
Investments — Affiliated	(19,306)
Foreign currency transactions	50

Net realized loss	(122,947)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(298,452)
Investments — Affiliated	64,116
Foreign currency translations	(1,090)

Net change in unrealized appreciation (depreciation)	(235,426)

Net realized and unrealized loss	(358,373)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(139,368)

See notes to financial statements.

46	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)		iShares Edge MSCI Min Vol Global ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$112,709,267	$94,250,679	$77,040,036	$77,633,946
Net realized gain (loss)	136,647,961	(128,677,692)	279,118,419	74,390,587
Net change in unrealized appreciation (depreciation)	(53,879,594)	391,424,155	(29,519,148)	141,521,669

Net increase in net assets resulting from operations	195,477,634	356,997,142	326,639,307	293,546,202

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(114,335,550)	(84,793,898)	(74,053,110)	(82,291,396)

Decrease in net assets resulting from distributions to shareholders	(114,335,550)	(84,793,898)	(74,053,110)	(82,291,396)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	548,126,747	(613,816,016)	(585,560,427)	196,430,781

NET ASSETS
Total increase (decrease) in net assets	629,268,831	(341,612,772)	(332,974,230)	407,685,587
Beginning of year	4,037,428,095	4,379,040,867	3,675,373,932	3,267,688,345

End of year	$4,666,696,926	$4,037,428,095	$3,342,399,702	$3,675,373,932

Undistributed net investment income included in net assets at end of year	$42,180,696	$43,163,304	$15,717,663	$12,801,276

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets (continued)

	iShares Edge MSCI Multifactor Emerging Markets ETF		iShares MSCI EM ESG Optimized ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/18	Year Ended 08/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,316,058	$895,032	$6,146,417	$1,088,767
Net realized gain (loss)	66,941	59,274	(4,948,243)	282,004
Net change in unrealized appreciation (depreciation)	(28,814,504)	9,748,303	(22,830,787)	11,678,921

Net increase (decrease) in net assets resulting from operations	(23,431,505)	10,702,609	(21,632,613)	13,049,692

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,373,796)	(797,610)	(4,257,999)	(499,570)

Decrease in net assets resulting from distributions to shareholders	(3,373,796)	(797,610)	(4,257,999)	(499,570)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions.	235,003,288	42,998,932	258,830,853	78,616,958

NET ASSETS
Total increase in net assets	208,197,987	52,903,931	232,940,241	91,167,080
Beginning of year	82,872,915	29,968,984	96,812,458	5,645,378

End of year	$291,070,902	$82,872,915	$329,752,699	$96,812,458

Undistributed net investment income included in net assets at end of year	$3,094,212	$431,727	$2,835,577	$629,407

See notes to financial statements.

48	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Emerging Markets ex China ETF
	Year Ended 08/31/18	Period From 07/18/17 to 08/31/17	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$219,005	$25,138
Net realized loss	(122,947)	(1,330)
Net change in unrealized appreciation (depreciation)	(235,426)	157,332

Net increase (decrease) in net assets resulting from operations	(139,368)	181,140

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(169,215)	—

Decrease in net assets resulting from distributions to shareholders	(169,215)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	10,046,048

NET ASSETS
Total increase (decrease) in net assets	(308,583)	10,227,188
Beginning of year	10,227,188	—

End of year	$9,918,605	$10,227,188

Undistributed net investment income included in net assets at end of year	$92,335	$23,397

(a) Commencement of operations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Financial Highlights (For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$58.01	$53.40	$50.98	$62.47	$55.56

Net investment income(a)	1.49	1.28	1.57	1.58	1.51
Net realized and unrealized gain (loss)(b)	1.23	4.48	2.13	(11.65)	6.94

Net increase (decrease) from investment operations	2.72	5.76	3.70	(10.07)	8.45

Distributions(c)
From net investment income	(1.51)	(1.15)	(1.28)	(1.42)	(1.54)

Total distributions	(1.51)	(1.15)	(1.28)	(1.42)	(1.54)

Net asset value, end of year	$59.22	$58.01	$53.40	$50.98	$62.47

Total Return
Based on net asset value	4.70%	11.11%	7.48%	(16.32)%	15.44%

Ratios to Average Net Assets
Total expenses	0.67%	0.69%	0.71%	0.69%	0.67%

Total expenses after fees waived	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.47%	2.40%	3.12%	2.71%	2.58%

Supplemental Data
Net assets, end of year (000)	$4,666,697	$4,037,428	$4,379,041	$2,462,357	$2,080,363

Portfolio turnover rate(d)	22%	23%	23%	28%	34%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Global ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Net asset value, beginning of year	$81.13	$75.82	$67.59	$68.25	$59.99

Net investment income(a)	1.82	1.84	1.79	1.70	1.72
Net realized and unrealized gain (loss)(b)	5.85	5.40	8.07	(0.89)	8.18

Net increase from investment operations	7.67	7.24	9.86	0.81	9.90

Distributions(c)
From net investment income	(1.76)	(1.93)	(1.63)	(1.47)	(1.64)

Total distributions	(1.76)	(1.93)	(1.63)	(1.47)	(1.64)

Net asset value, end of year	$87.04	$81.13	$75.82	$67.59	$68.25

Total Return
Based on net asset value	9.56%	9.75%	14.76%	1.15%	16.70%

Ratios to Average Net Assets
Total expenses	0.31%	0.32%	0.32%	0.33%	0.33%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.17%	2.40%	2.49%	2.41%	2.67%

Supplemental Data
Net assets, end of year (000)	$3,342,400	$3,675,374	$3,267,688	$2,115,632	$1,283,012

Portfolio turnover rate(d)	23%	24%	24%	22%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Emerging Markets ETF
	Year Ended 08/31/18	Year Ended 08/31/17	Period From 12/08/15 to 08/31/16	(a)

Net asset value, beginning of period	$46.04	$37.46	$33.82

Net investment income(b)	1.39	0.91	1.27
Net realized and unrealized gain (loss)(c)	(1.63)	8.53	2.50

Net increase (decrease) from investment operations	(0.24)	9.44	3.77

Distributions(d)
From net investment income	(1.02)	(0.86)	(0.13)

Total distributions	(1.02)	(0.86)	(0.13)

Net asset value, end of period	$44.78	$46.04	$37.46

Total Return
Based on net asset value	(0.65)%	25.80%	11.16	%(e)

Ratios to Average Net Assets
Total expenses	0.45%	0.50%	0.65	%(f)

Total expenses after fees waived	0.42%	0.42%	0.49	%(f)

Net investment income	2.87%	2.24%	4.91	%(f)

Supplemental Data
Net assets, end of period (000)	$291,071	$82,873	$29,969

Portfolio turnover rate(g)	39%	36%	11	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI EM ESG Optimized ETF
	Year Ended 08/31/18 (a)	Year Ended 08/31/17 (a)	Period From 06/28/16 to 08/31/16	(a)(b)

Net asset value, beginning of period	$34.58	$28.23	$25.19

Net investment income(c)	0.94	0.85	0.16
Net realized and unrealized gain (loss)(d)	(1.17)	5.81	2.88

Net increase (decrease) from investment operations	(0.23)	6.66	3.04

Distributions(e)
From net investment income	(0.70)	(0.31)	—

Total distributions	(0.70)	(0.31)	—

Net asset value, end of period	$33.65	$34.58	$28.23

Total Return
Based on net asset value	(0.72)%	23.75%	12.09	%(f)

Ratios to Average Net Assets
Total expenses	0.25%	0.42%	0.45	%(g)

Net investment income	2.63%	2.73%	3.26	%(g)

Supplemental Data
Net assets, end of period (000)	$329,753	$96,812	$5,645

Portfolio turnover rate(h)	45%	29%	9	%(f)

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 24, 2018.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ex China ETF
	Year Ended 08/31/18	Period From 07/18/17 to 08/31/17	(a)

Net asset value, beginning of period	$51.14	$50.22

Net investment income(b)	1.10	0.13
Net realized and unrealized gain (loss)(c)	(1.80)	0.79

Net increase (decrease) from investment operations	(0.70)	0.92

Distributions(d)
From net investment income	(0.85)	—

Total distributions	(0.85)	—

Net asset value, end of period	$49.59	$51.14

Total Return
Based on net asset value	(1.41)%	1.83	%(e)

Ratios to Average Net Assets
Total expenses	0.49%	0.49	%(f)

Total expenses after fees waived	0.41%	0.41	%(f)

Net investment income	2.09%	2.07	%(f)

Supplemental Data
Net assets, end of period (000)	$9,919	$10,227

Portfolio turnover rate(g)	9%	0	%(e)(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)	Rounds to less than 1%.

See notes to financial statements.

54	2 0 1 8 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol Emerging Markets	Diversified
Edge MSCI Min Vol Global	Diversified
Edge MSCI Multifactor Emerging Markets	Non-diversified
MSCI EM ESG Optimized	Non-diversified
MSCI Emerging Markets ex China	Non-diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares Edge MSCI Min Vol Emerging Markets ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities included in the underlying index. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2018, if any, are disclosed in the consolidated statement of assets and liabilities.

The iShares Edge MSCI Min Vol Emerging Markets ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiary and are disclosed in the consolidated statement of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

N O T E S TO F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values, and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

56	2 0 1 8 | S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2018 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

Edge MSCI Min Vol Emerging Markets
Barclays Bank PLC	$35,305	$34,514	$—	$(791	)(b)
Citigroup Global Markets Inc.	16,887,553	16,887,553	—	—
Credit Suisse Securities (USA) LLC	4,076,495	4,076,495	—	—
Deutsche Bank AG	1,145,143	1,145,143	—	—
Deutsche Bank Securities Inc.	469,877	469,877	—	—
Goldman Sachs & Co.	19,985,875	19,985,875	—	—
HSBC Bank PLC	3,333,483	3,333,483	—	—
Jefferies LLC	2,102,220	2,102,220	—	—
JPMorgan Securities LLC	242,810	242,810	—	—
JPMorgan Securities PLC	344,662	344,662	—	—
Macquarie Bank Limited.	3,711,158	3,711,158	—	—
Morgan Stanley & Co. International PLC	9,286,235	9,286,235	—	—
Morgan Stanley & Co. LLC	7,832,147	7,832,147	—	—
UBS AG	389,109	389,109	—	—
UBS Securities LLC	566,200	566,200	—	—

	$70,408,272	$70,407,481	$—	$(791)

N O T E S TO F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Edge MSCI Min Vol Global
Barclays Capital Inc.	$888,974	$888,974	$—	$—
Citigroup Global Markets Inc.	6,671,348	6,671,348	—	—
Credit Suisse Securities (USA) LLC	4,130,949	4,130,949	—	—
Deutsche Bank Securities Inc.	349,790	349,790	—	—
Goldman Sachs & Co.	3,105,715	3,105,715	—	—
HSBC Bank PLC	3,801	3,801	—	—
JPMorgan Securities LLC	3,573,138	3,573,138	—	—
JPMorgan Securities PLC	493,893	493,893	—	—
Macquarie Bank Limited.	729,156	729,156	—	—
Morgan Stanley & Co. International PLC	1,315,425	1,315,425	—	—
Morgan Stanley & Co. LLC	2,667,528	2,667,528	—	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	9,191,107	9,191,107	—	—
State Street Bank & Trust Company	829,774	829,774	—	—
UBS Securities LLC	2,448,297	2,448,297	—	—

	$36,398,895	$36,398,895	$—	$—

Edge MSCI Multifactor Emerging Markets
Citigroup Global Markets Inc.	$175,267	$175,267	$—	$—
Credit Suisse Securities (USA) LLC	670,273	670,273	—	—
JPMorgan Securities LLC	4,957,158	4,957,158	—	—
Macquarie Bank Limited.	29,371	29,371	—	—
Morgan Stanley & Co. LLC	1,017,425	1,017,425	—	—

	$6,849,494	$6,849,494	$—	$—

MSCI EM ESG Optimized
Barclays Bank PLC	$9,823	$9,823	$—	$—
Citigroup Global Markets Inc.	1,450,522	1,450,522	—	—
Credit Suisse Securities (USA) LLC	858,734	858,734	—	—
HSBC Bank PLC	313,459	313,459	—	—
JPMorgan Securities LLC	14,890,856	14,890,856	—	—
Macquarie Bank Limited.	615,651	615,651	—	—
Morgan Stanley & Co. International PLC	36,288	36,288	—	—

	$18,175,333	$18,175,333	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the

58	2 0 1 8 | S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the iShares Edge MSCI Min Vol Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

For its investment advisory services to the iShares Edge MSCI Min Vol Global ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion (a)	0.227
Over $150 billion (a)	0.204

(a)	Break level added or amended effective June 29, 2018.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Multifactor Emerging Markets	0.45%
MSCI EM ESG Optimized	0.25
MSCI Emerging Markets ex China	0.49

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses.

For each of the iShares Edge MSCI Min Vol Emerging Markets ETF and iShares Edge MSCI Min Vol Global ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in order to limit each Fund’s total annual operating expenses after fee waiver to 0.25% and 0.20%, respectively, of average daily net assets.

For each of the iShares Edge MSCI Multifactor Emerging Markets and iShares MSCI Emerging Markets ex China ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2021 and December 31, 2022, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

N O T E S TO F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2018, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol Emerging Markets	$433,593
Edge MSCI Min Vol Global	137,219
Edge MSCI Multifactor Emerging Markets	5,132
MSCI EM ESG Optimized	21,082

Officers and Trustees: Certain officers and/or trustees of the Company are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Emerging Markets	$136,495,458	$86,293,195
Edge MSCI Min Vol Global	68,900,974	71,798,257
Edge MSCI Multifactor Emerging Markets	5,868,404	4,164,897

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2018, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
MSCI Emerging Markets ex China	1	40%

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Emerging Markets	$1,571,782,542	$1,002,316,127
Edge MSCI Min Vol Global	1,243,229,247	823,818,083
Edge MSCI Multifactor Emerging Markets	258,483,328	72,774,209
MSCI EM ESG Optimized	231,578,557	105,093,105
MSCI Emerging Markets ex China	1,006,521	943,305

For the year ended August 31, 2018, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol Emerging Markets	$223,914,323	$200,627,964
Edge MSCI Min Vol Global	116,792,375	1,096,236,187
Edge MSCI Multifactor Emerging Markets	85,231,399	33,985,976
MSCI EM ESG Optimized	163,997,545	30,245,130

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2018, the following permanent differences attributable to foreign currency transactions, passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions, realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Edge MSCI Min Vol Emerging Markets	$96,972,448	$643,675	$(97,616,123)
Edge MSCI Min Vol Global	302,226,541	(70,539)	(302,156,002)
Edge MSCI Multifactor Emerging Markets	9,575,224	720,223	(10,295,447)
MSCI EM ESG Optimized	6,250,530	317,752	(6,568,282)
MSCI Emerging Markets ex China	411	19,148	(19,559)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/18	Year Ended 08/31/17
Edge MSCI Min Vol Emerging Markets
Ordinary income	$114,335,550	$84,793,898

Edge MSCI Min Vol Global
Ordinary income	$74,053,110	$82,291,396

Edge MSCI Multifactor Emerging Markets
Ordinary income	$3,373,796	$797,610

MSCI EM ESG Optimized
Ordinary income	$4,257,999	$499,570

MSCI Emerging Markets ex China
Ordinary income	$169,215	$—

N O T E S TO F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

As of August 31, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
Edge MSCI Min Vol Emerging Markets	$46,524,683	$(572,886,160)	$454,404,098	$(71,957,379)
Edge MSCI Min Vol Global	18,177,705	(101,835,656)	420,743,415	337,085,464
Edge MSCI Multifactor Emerging Markets	3,274,740	(5,828,056)	(21,828,515)	(24,381,831)
MSCI EM ESG Optimized	3,067,812	(4,318,520)	(18,298,377)	(19,549,085)
MSCI Emerging Markets ex China	102,859	(138,264)	(92,449)	(127,854)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

As of August 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Edge MSCI Min Vol Emerging Markets	$572,886,160
Edge MSCI Min Vol Global	101,835,656
Edge MSCI Multifactor Emerging Markets	5,828,056
MSCI EM ESG Optimized	4,318,520
MSCI Emerging Markets ex China	138,264

For the year ended August 31, 2018, the iShares Edge MSCI Min Vol Emerging Markets ETF utilized $53,804,090 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Edge MSCI Min Vol Emerging Markets	$4,278,778,517	$739,026,030	$(277,696,158)	$461,329,872
Edge MSCI Min Vol Global	2,948,446,725	528,291,938	(106,828,162)	421,463,776
Edge MSCI Multifactor Emerging Markets	320,174,150	10,747,672	(32,568,488)	(21,820,816)
MSCI EM ESG Optimized	365,681,398	13,382,352	(31,638,352)	(18,256,000)
MSCI Emerging Markets ex China	9,985,583	767,317	(858,852)	(91,535)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $275 million credit agreement with State Street Bank and Trust Company, which expires on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The iShares Edge MSCI Multifactor Emerging Markets and iShares Emerging Markets ex China ETFs did not borrow under the credit agreement during the year ended August 31, 2018.

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Notes to Financial Statements  (continued)

For the year ended August 31, 2018, the maximum amount borrowed, the average borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Edge MSCI Min Vol Emerging Markets	$18,400,000	$363,904	2.99%
Edge MSCI Min Vol Global	43,000,000	824,658	3.01
MSCI EM ESG Optimized	23,000,000	126,027	3.11

At a meeting held on September 12-13, 2018, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $300 million and (ii) extending the expiration date to October 23, 2019. These changes to the credit agreement are expected to be effective on or around October 25, 2018.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

N O T E S TO F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/18			Year Ended 08/31/17
iShares ETF	Shares		Amount	Shares		Amount

Edge MSCI Min Vol Emerging Markets
Shares sold	13,500,000		$802,737,319	1,700,000		$93,359,655
Shares redeemed	(4,300,000)		(254,610,572)	(14,100,000)		(707,175,671)

Net increase (decrease)	9,200,000		$548,126,747	(12,400,000)		$(613,816,016)

Edge MSCI Min Vol Global
Shares sold	6,900,000		$577,447,826	8,700,000		$684,634,417
Shares redeemed	(13,800,000)		(1,163,008,253)	(6,500,000)		(488,203,636)

Net increase (decrease)	(6,900,000)		$(585,560,427)	2,200,000		$196,430,781

Edge MSCI Multifactor Emerging Markets
Shares sold	5,500,000		$273,243,599	1,100,000		$47,184,280
Shares redeemed	(800,000)		(38,240,311)	(100,000)		(4,185,348)

Net increase	4,700,000		$235,003,288	1,000,000		$42,998,932

MSCI EM ESG Optimized
Shares sold	8,000,000	(a)	$293,587,360	2,700,000	(a)	$81,808,084
Shares redeemed	(1,000,000	)(a)	(34,756,507)	(100,000	)(a)	(3,191,126)

Net increase	7,000,000		$258,830,853	2,600,000		$78,616,958

MSCI Emerging Markets ex China
Shares sold	—		$—	200,000		$10,046,048

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 24, 2018.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the consolidated statement of assets and liabilities.

The Board authorized a two-for-one stock split for the iShares MSCI EM ESG Optimized ETF, effective after the close of trading on May 24, 2018. The impact of the stock split was to increase the number of shares outstanding by a factor of two, while decreasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

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Notes to Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Effective on or around October 23, 2018, iShares MSCI EM ESG Optimized ETF will change its name to iShares ESG MSCI EM ETF.

N O T E S TO F I N A N C I A L S T A T E M E N T S	65

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares Inc. and

Shareholders of iShares Edge MSCI Min Vol Emerging Markets ETF,

iShares Edge MSCI Min Vol Global ETF, iShares Edge MSCI Multifactor Emerging Markets ETF,

iShares MSCI EM ESG Optimized ETF and iShares MSCI Emerging Markets ex China ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Min Vol Emerging Markets ETF, iShares Edge MSCI Min Vol Global ETF, iShares Edge MSCI Multifactor Emerging Markets ETF, iShares MSCI EM ESG Optimized ETF and iShares MSCI Emerging Markets ex China ETF (five of the funds constituting iShares Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Edge MSCI Multifactor Emerging Markets ETF, iShares MSCI EM ESG Optimized ETF, iShares Edge MSCI Min Vol Global ETF and iShares Edge MSCI Min Vol Emerging Markets ETF: statements of changes in net assets for each of the two years in the period ended August 31, 2018.

iShares MSCI Emerging Markets ex China ETF: statement of changes in net assets for the year ended August 31, 2018 and the period July 18, 2017 (commencement of operations) through August 31, 2017.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Edge MSCI Min Vol Global	49.14%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2018:

iShares ETF	Qualified Dividend Income
Edge MSCI Min Vol Emerging Markets	$68,210,146
Edge MSCI Min Vol Global	65,236,238
Edge MSCI Multifactor Emerging Markets	3,782,186
MSCI EM ESG Optimized	3,970,643
MSCI Emerging Markets ex China	174,837

For the fiscal year ended August 31, 2018, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Min Vol Emerging Markets	$137,333,460	$15,776,924
Edge MSCI Multifactor Emerging Markets	7,455,229	735,905
MSCI EM ESG Optimized	7,957,002	873,856
MSCI Emerging Markets ex China	308,894	41,506

I M P O R T A N T T A X I N F O R M A T I O N	67

Board Review and Approval of Investment Advisory Contract

I. iShares Edge MSCI Min Vol Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates

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Board Review and Approval of Investment Advisory Contract  (continued)

from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI Min Vol Global ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11,

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Board Review and Approval of Investment Advisory Contract  (continued)

2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that BFA and the Board had agreed during the June 12-14, 2018 meeting to revise the Advisory Contract for the Fund to provide for an additional breakpoint, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the

Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares Edge MSCI Multifactor Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or their independent counsel, and requested certain additional information, which

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Board Review and Approval of Investment Advisory Contract  (continued)

management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Fund – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that a breakpoint structure for the Fund may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI EM ESG Optimized ETF and iShares MSCI Emerging Markets ex China ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company(as that term is defined in the 1940 Act)(the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At a meeting on May 11, 2018, a committee composed of all of the Independent Directors (the “15(c)Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c)Committee and/or their independent counsel, and requested certain additional information, which management agreed to provide. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 24, 2018, management presented additional information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its initial meeting. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-14, 2018, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory

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Board Review and Approval of Investment Advisory Contract  (continued)

Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered various factors, including: (i) the expenses and performance of each Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to each Fund and profits realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Directors, to approve the Advisory Contract are discussed below.

Expenses and Performance of the Funds – The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which each Fund invests (if applicable), and waivers/reimbursements (if applicable) of each Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2017, to that of relevant comparison fund(s) for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA – Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-14, 2018 meeting and throughout the year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates – The Board reviewed information about the profitability to BlackRock in managing the Funds, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation during their meetings. The Board further noted that it considered the supplemental information the 15(c) Committee requested, which BlackRock provided, regarding the methodology. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale – The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and showed how the level of fixed and variable costs, as well as the nature of such costs,

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Board Review and Approval of Investment Advisory Contract  (continued)

may impact the existence or size of scale benefits. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Funds did not provide for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that a breakpoint structure for the Funds may be appropriate should material economies of scale exist in the future that are not otherwise shared, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review of the sharing of scale benefits, as well as the other factors considered at the meeting, the Board concluded that the information concerning the sharing of scale benefits supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates – The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates – The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion – Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Directors, determined that the Funds’ investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	75

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Edge MSCI Min Vol Emerging Markets	$1.479157	$—	$0.027705	$1.506862	98%	—%	2%		100%
Edge MSCI Min Vol Global	1.735019	—	0.028833	1.763852	98	—	2		100
Edge MSCI Multifactor Emerging Markets	1.019691	—	—	1.019691	100	—	—		100
MSCI EM ESG Optimized	0.697444	—	—	0.697444	100	—	—		100
MSCI Emerging Markets ex China	0.844171	—	0.001903	0.846074	100	—	0	(a)	100

(a)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

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Supplemental Information (unaudited) (continued)

iShares Edge MSCI Min Vol Emerging Markets ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	15	1.08
Greater than 1.0% and Less than 1.5%	40	2.89
Greater than 0.5% and Less than 1.0%	225	16.26
Greater than 0.0% and Less than 0.5%	525	37.94
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	359	25.95
Less than –0.5% and Greater than –1.0%	143	10.33
Less than –1.0% and Greater than –1.5%	42	3.03
Less than –1.5% and Greater than –2.0%	12	0.87
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	2	0.14

	1,384	100.00%

iShares Edge MSCI Min Vol Global ETF

Period Covered: January 01, 2013 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 0.5% and Less than 1.0%	41	2.96
Greater than 0.0% and Less than 0.5%	829	59.90
At NAV	28	2.02
Less than 0.0% and Greater than –0.5%	468	33.82
Less than –0.5% and Greater than –1.0%	16	1.16
Less than –3.5% and Greater than –4.0%	1	0.07

	1,384	100.00%

iShares Edge MSCI Multifactor Emerging Markets ETF

Period Covered: December 10, 2015 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.16%
Greater than 2.0% and Less than 2.5%	1	0.16
Greater than 1.5% and Less than 2.0%	7	1.09
Greater than 1.0% and Less than 1.5%	14	2.18
Greater than 0.5% and Less than 1.0%	101	15.71
Greater than 0.0% and Less than 0.5%	289	44.94
At NAV	17	2.64
Less than 0.0% and Greater than –0.5%	166	25.81
Less than –0.5% and Greater than –1.0%	38	5.91
Less than –1.0% and Greater than –1.5%	8	1.24
Less than –2.5% and Greater than –3.0%	1	0.16

	643	100.00%

S U P P L E M E N T A L I N F O R M A T I O N	77

Supplemental Information (unaudited) (continued)

iShares MSCI EM ESG Optimized ETF

Period Covered: June 30, 2016 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.20%
Greater than 2.0% and Less than 2.5%	2	0.40
Greater than 1.5% and Less than 2.0%	8	1.59
Greater than 1.0% and Less than 1.5%	38	7.54
Greater than 0.5% and Less than 1.0%	188	37.30
Greater than 0.0% and Less than 0.5%	188	37.30
At NAV	5	0.99
Less than 0.0% and Greater than –0.5%	52	10.31
Less than –0.5% and Greater than –1.0%	14	2.78
Less than –1.0% and Greater than –1.5%	6	1.19
Less than –2.0% and Greater than –2.5%	2	0.40

	504	100.00%

iShares MSCI Emerging Markets ex China ETF

Period Covered: July 20, 2017 through June 30, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.42%
Greater than 1.5% and Less than 2.0%	2	0.84
Greater than 1.0% and Less than 1.5%	23	9.62
Greater than 0.5% and Less than 1.0%	93	38.90
Greater than 0.0% and Less than 0.5%	83	34.73
At NAV	2	0.84
Less than 0.0% and Greater than –0.5%	23	9.62
Less than –0.5% and Greater than –1.0%	8	3.35
Less than –1.0% and Greater than –1.5%	2	0.84
Less than –2.0% and Greater than –2.5%	2	0.84

	239	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares Edge MSCI Min Vol Emerging Markets ETF ( the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

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Supplemental Information (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Edge MSCI Min Vol Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2017 was USD 437.14 thousand. This figure is comprised of fixed remuneration of USD 174.24 thousand and variable remuneration of USD 262.9 thousand. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares Edge MSCI Min Vol Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 61.15 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 11.39 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	79

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 343 funds as of August 31, 2018. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (61)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman(b) (47)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (69)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (63)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (57)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (54)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (43)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Charles Park (51)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Benjamin Archibald (43)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	81

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery

•	Go to www.icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at www.iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

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Glossary of Terms Used in this Report
Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	83

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-eight series of the registrant for which the fiscal year-end is August 31, 2018 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $762,300 for the fiscal year ended August 31, 2017 and $755,600 for the fiscal year ended August 31, 2018.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2017 and August 31, 2018 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $185,269 for the fiscal year ended August 31, 2017 and $181,488 for the fiscal year ended August 31, 2018. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2017 and August 31, 2018 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $185,269 for the fiscal year ended August 31, 2017 and $181,488 for the fiscal year ended August 31, 2018.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

(a)

The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	October 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	October 30, 2018

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	October 30, 2018